UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04347

GMO Trust

(Exact name of registrant as specified in charter)

40 Rowes Wharf, Boston, MA	02110
(Address of principal executive offices)	(Zip code)

Sheppard N. Burnett, Chief Executive Officer, 40 Rowes Wharf, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 617-346-7646

Date of fiscal year end: 02/28/17

Date of reporting period: 05/31/16

Item 1. Schedule of Investments.

The Schedules of Investments for each series of the registrant for the period ended May 31, 2016 are filed herewith.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 44.1%

	U.S. Government — 44.1%
45,053,800	U.S. Treasury Bond, 3.13%, due 11/15/41 (a)	49,967,458
123,010,351	U.S. Treasury Inflation Indexed Bond, 0.13%, due 07/15/24 (b)	122,163,055
70,983,419	U.S. Treasury Inflation Indexed Bond, 0.25%, due 01/15/25 (b)	70,749,600
73,965,886	U.S. Treasury Inflation Indexed Bond, 0.38%, due 07/15/25 (b)	74,746,004
64,259,406	U.S. Treasury Inflation Indexed Bond, 1.75%, due 01/15/28 (b)	73,556,072
18,282,361	U.S. Treasury Inflation Indexed Bond, 2.00%, due 01/15/26 (b)	21,123,276
56,376,911	U.S. Treasury Inflation Indexed Bond, 2.38%, due 01/15/25 (b)	66,280,304
113,849,647	U.S. Treasury Inflation Indexed Bond, 2.38%, due 01/15/27 (b)	137,030,232
145,591,534	U.S. Treasury Inflation Indexed Bond, 2.50%, due 01/15/29 (b)	180,431,151
12,021,305	U.S. Treasury Inflation Indexed Bond, 3.88%, due 04/15/29 (b)	16,962,566
85,000,000	U.S. Treasury Note, USBM + 0.19%, 0.54%, due 04/30/18	84,997,365

Par Value ($) / Shares	Description	Value ($)
	U.S. Government — continued
25,000,000	U.S. Treasury Note, 0.88%, due 04/30/17	25,034,950
25,000,000	U.S. Treasury Note, 2.75%, due 05/31/17	25,490,225
12,640,700	U.S. Treasury Strip Principal, due 11/15/41	6,419,693

	Total U.S. Government	954,951,951

	TOTAL DEBT OBLIGATIONS (COST $933,454,229)	954,951,951

	MUTUAL FUNDS — 22.5%

	United States — 22.5%
	Affiliated Issuers — 22.5%
19,471,242	GMO U.S. Treasury Fund	486,781,059

	TOTAL MUTUAL FUNDS (COST $486,815,179)	486,781,059

OPTIONS PURCHASED — 2.3%

Principal Amount		Expiration Date	Description	Floating Rate Index	Pay/Receive Fixed Rate	Exercise Rate	Counterparty	Value ($)
			Options on Interest Rate Swaps — 1.4%
GBP	92,879,000	02/09/2017	Put-OTC 30-Year Interest Rate Swap	6 month GBP LIBOR	Pay	2.61%	MSCI	178,375
GBP	178,503,000	02/17/2017	Put-OTC 30-Year Interest Rate Swap	6 month GBP LIBOR	Pay	2.81%	GS	208,379
GBP	69,527,000	02/17/2017	Put-OTC 30-Year Interest Rate Swap	6 month GBP LIBOR	Pay	2.95%	MSCI	119,127
GBP	37,382,000	03/13/2017	Call-OTC 30-Year Interest Rate Swap	6 month GBP LIBOR	Receive	2.39%	MSCI	9,648,575
GBP	37,382,000	03/13/2017	Put-OTC 30-Year Interest Rate Swap	6 month GBP LIBOR	Pay	2.39%	MSCI	623,231
GBP	158,282,000	03/20/2017	Put-OTC 30-Year Interest Rate Swap	6 month GBP LIBOR	Pay	2.89%	GS	200,362
GBP	85,448,000	04/10/2017	Put-OTC 30-Year Interest Rate Swap	6 month GBP LIBOR	Pay	2.58%	GS	331,797
GBP	74,034,000	05/12/2017	Put-OTC 30-Year Interest Rate Swap	6 month GBP LIBOR	Pay	2.81%	MSCI	405,426
EUR	186,688,000	05/18/2017	Put-OTC 30-Year Interest Rate Swap	6 month EURIBOR	Pay	2.05%	MSCI	3,311,032
GBP	176,159,000	05/19/2017	Put-OTC 30-Year Interest Rate Swap	6 month GBP LIBOR	Pay	2.91%	GS	343,163
GBP	111,514,000	08/10/2017	Put-OTC 30-Year Interest Rate Swap	6 month GBP LIBOR	Pay	2.68%	MSCI	630,863
GBP	74,343,000	08/10/2017	Put-OTC 30-Year Interest Rate Swap	6 month GBP LIBOR	Pay	3.00%	MSCI	361,894
EUR	186,688,000	08/18/2017	Put-OTC 30-Year Interest Rate Swap	6 month EURIBOR	Pay	2.05%	MSCI	4,298,526
EUR	186,688,000	11/18/2017	Put-OTC 30-Year Interest Rate Swap	6 month EURIBOR	Pay	2.05%	MSCI	5,189,846
EUR	203,649,000	03/12/2018	Put-OTC 30-Year Interest Rate Swap	6 month EURIBOR	Pay	1.83%	MSCI	5,581,141

				Total Options on Interest Rate Swaps				31,431,737

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Number of Contracts	Description	Value ($)
	Quanto Options — 0.9% (c)
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 07/19/19, Strike 3,000	403,742
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 07/26/19, Strike 3,000	405,343
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 08/02/19, Strike 3,000	406,500
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 08/09/19, Strike 3,000	407,087
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 08/16/19, Strike 3,000	408,707
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 08/23/19, Strike 3,000	410,332
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 08/30/19, Strike 3,000	411,940
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 09/06/19, Strike 3,000	413,369
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 09/13/19, Strike 3,000	414,888
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 09/20/19, Strike 3,000	416,355
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 09/27/19, Strike 3,000	416,715
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 10/04/19, Strike 3,000	418,059
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 10/11/19, Strike 3,000	419,099
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 10/18/19, Strike 3,000	420,290
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 10/25/19, Strike 3,000	421,813
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 11/01/19, Strike 3,000	422,723
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 11/08/19, Strike 3,000	422,730
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 11/15/19, Strike 3,000	423,374
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 11/22/19, Strike 3,000	424,784
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 11/29/19, Strike 3,000	426,061
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 12/06/19, Strike 3,000	427,314
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 12/13/19, Strike 3,000	428,832
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 12/20/19, Strike 3,000	429,738
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 12/27/19, Strike 3,000	431,184
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 01/03/20, Strike 3,000	432,779
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 01/10/20, Strike 3,000	434,113
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 01/17/20, Strike 3,000	435,506
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 01/24/20, Strike 3,000	437,062

Number of Contracts / Shares	Description	Value ($)
	Quanto Options — continued
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 01/31/20, Strike 3,000	436,322
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 02/07/20, Strike 3,000	437,861
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 02/14/20, Strike 3,000	439,128
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 02/21/20, Strike 3,000	440,796
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 02/28/20, Strike 3,000	442,525
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 03/06/20, Strike 3,000	444,064
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 03/13/20, Strike 3,000	445,490
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 03/20/20, Strike 3,000	447,079
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 03/27/20, Strike 3,000	447,688
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 04/03/20, Strike 3,000	447,718
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 04/09/20, Strike 3,000	449,021
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 04/17/20, Strike 3,000	449,666
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 04/24/20, Strike 3,000	449,416
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 04/30/20, Strike 3,000	442,468
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 05/08/20, Strike 3,000	433,835
1,318	Euro STOXX 50, (OTC) (CP-GS), Expires 05/15/20, Strike 3,000	431,205

	Total Quanto Options	18,854,721

	TOTAL OPTIONS PURCHASED (COST $124,716,739)	50,286,458

	SHORT-TERM INVESTMENTS — 32.3%

	Government Sponsored Enterprise — 7.9%
30,000,000	Federal Home Loan Bank Discount Notes, due 06/14/16	29,997,600
19,260,000	Federal Home Loan Bank Discount Notes, due 07/06/16	19,253,798
50,000,000	Federal Home Loan Bank Discount Notes, due 07/15/16	49,979,750
21,700,000	Federal Home Loan Bank Discount Notes, due 10/07/16	21,667,515
50,000,000	Federal Home Loan Bank Discount Notes, due 10/14/16	49,921,050

	TOTAL GOVERNMENT SPONSORED ENTERPRISE	170,819,713

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Par Value ($)	Description	Value ($)
	Money Market Funds — 1.8%
39,092,860	State Street Institutional Treasury Money Market Fund-Premier Class, 0.18% (d)	39,092,860

	Repurchase Agreements — 11.8%
104,093,702	Mizuho Securities USA Inc. Repurchase Agreement, dated 05/25/16, maturing on 06/01/16 with a maturity value of $104,099,167 and an effective yield of 0.27%, collateralized by a U.S. Treasury Note with maturity date 08/15/23 and a market value of $105,656,200.	104,093,702
100,138,282	Mizuho Securities USA Inc. Repurchase Agreement, dated 05/26/16, maturing on 06/02/16 with a maturity value of $100,143,539 and an effective yield of 0.27%, collateralized by a U.S. Treasury Note with maturity date 07/31/19 and a market value of $101,734,400.	100,138,282
52,222,019	Mizuho Securities USA Inc. Repurchase Agreement, dated 05/27/16, maturing on 06/03/16 with a maturity value of $52,224,761 and an effective yield of 0.27%, collateralized by a U.S. Treasury Note with maturity date 08/15/23 and a market value of $52,828,100.	52,222,019

	TOTAL REPURCHASE AGREEMENTS (COST $256,454,003)	256,454,003

Par Value ($)	Description	Value ($)
	U.S. Government — 10.8%
15,000,000	U.S. Treasury Bill, 0.27%, due 08/04/16 (e)	14,992,815
20,000,000	U.S. Treasury Bill, 0.43%, due 10/20/16 (e)	19,966,840
74,000,000	U.S. Treasury Bill, 0.43%, due 10/27/16 (e)	73,871,462
15,000,000	U.S. Treasury Note, 1.00%, due 08/31/16	15,022,935
85,000,000	U.S. Treasury Note, 0.88%, due 09/15/16 (a)	85,115,940
25,000,000	U.S. Treasury Note, 0.88%, due 11/30/16	25,038,825

	Total U.S. Government	234,008,817

	TOTAL SHORT-TERM INVESTMENTS (COST $700,365,492)	700,375,393

	TOTAL INVESTMENTS — 101.2% (Cost $2,245,351,639)	2,192,394,861
	Other Assets and Liabilities (net) —(1.2%)	(26,945,976)

	TOTAL NET ASSETS — 100.0%	$2,165,448,885

A summary of outstanding financial instruments at May 31, 2016 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/14/2016	BCLY	AUD	3,920,000	USD	3,015,284	$183,392
07/18/2016	BOA	CHF	45,213,665	USD	46,834,358	1,250,881
07/18/2016	MSCI	CHF	41,419,666	USD	42,935,281	1,176,835
08/22/2016	BCLY	EUR	51,244,606	USD	57,574,340	398,139
08/22/2016	GS	EUR	51,244,606	USD	57,610,980	434,779
08/22/2016	MSCI	EUR	50,479,761	USD	56,720,574	397,749
03/27/2017	DB	EUR	7,635,000	USD	8,375,595	(220,092)
11/07/2017	GS	EUR	238,995,000	USD	262,404,560	(9,694,711)
12/22/2017	JPM	EUR	62,184,000	USD	68,688,446	(2,272,577)
06/13/2016	BOA	USD	27,473,415	JPY	2,994,877,000	(419,951)
07/18/2016	BOA	USD	4,550,370	CHF	4,456,000	(57,924)
07/18/2016	MSCI	USD	2,114,444	CHF	2,085,000	(12,390)
08/22/2016	BCLY	USD	4,236,022	GBP	2,899,647	(33,993)
08/22/2016	GS	USD	4,237,443	GBP	2,899,647	(35,414)
08/22/2016	MSCI	USD	4,171,354	GBP	2,856,368	(32,043)
11/07/2017	GS	USD	263,778,782	EUR	238,995,000	8,320,490
12/22/2017	JPM	USD	69,205,942	EUR	62,184,000	1,755,082

						$1,138,252

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Sales
875	EURO STOXX 50	June 2016	$29,734,347	$(1,196,071)

+	Buys - Fund is long the futures contract.

Sales - Fund is short the futures contract.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Written Options

Written Options on Interest Rate Swaps

Principal Amount		Expiration Date	Description	Floating Rate Index	Pay/Receive Fixed Rate	Exercise Rate	Counterparty	Premiums	Value ($)
GBP	37,382,000	03/13/2017	Call-OTC 12-Year Interest Rate Swap	6 month GBP LIBOR	Receive	2.25%	MSCI	$2,395,187	$(3,717,675)
GBP	37,382,000	03/13/2017	Put-OTC 12-Year Interest Rate Swap	6 month GBP LIBOR	Pay	2.25%	MSCI	2,395,187	(375,476)
GBP	85,448,000	04/10/2017	Call-OTC 30-Year Interest Rate Swap	6 month GBP LIBOR	Receive	1.58%	GS	4,398,419	(3,597,167)
GBP	74,343,000	08/10/2017	Call-OTC 30-Year Interest Rate Swap	6 month GBP LIBOR	Receive	1.50%	MSCI	3,470,808	(3,910,421)
GBP	111,514,000	08/10/2017	Call-OTC 30-Year Interest Rate Swap	6 month GBP LIBOR	Receive	1.68%	MSCI	5,495,420	(6,473,533)

								$18,155,021	$(18,074,272)

Swap Contracts

Basis Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
72,325,000	USD	3/12/2025	JPM	SIFMA Municipal Swap Index	3 Month USD LIBOR	$278,485
172,838,000	USD	3/23/2025	JPM	SIFMA Municipal Swap Index	3 Month USD LIBOR	799,624

						$1,078,109

				Premiums to (Pay) Receive		$—

Correlation Swaps

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation/ (Depreciation)
114,325	USD	7/19/2019	If the realized correlation of the Euro STOXX 50 and the EUR/USD FX rate minus the strike price of 30% is positive, Fund receives the difference; if negative, Fund pays the difference. (CP-GS) (c)	$(1,104,036)
44,413	USD	1/6/2020	If the realized correlation of the Euro STOXX 50 and the EUR/USD FX rate minus the strike price of 40% is positive, Fund receives the difference; if negative, Fund pays the difference. (CP-GS) (c)	3,344

				$(1,100,692)

			Premiums to (Pay) Receive	$—

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Cross-Currency Basis Swaps (c)

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
7,363,134,000	JPY	1/19/2018	GS	3 Month JPY LIBOR plus a spread of (0.62)%	3 Month USD LIBOR	$(144,905)
7,363,054,000	JPY	1/22/2018	GS	3 Month JPY LIBOR plus a spread of (0.62)%	3 Month USD LIBOR	(138,533)
7,363,054,000	JPY	1/25/2018	GS	3 Month JPY LIBOR plus a spread of (0.62)%	3 Month USD LIBOR	(136,146)
7,363,054,000	JPY	1/26/2018	GS	3 Month JPY LIBOR plus a spread of (0.62)%	3 Month USD LIBOR	(130,837)
7,363,054,000	JPY	1/28/2018	GS	3 Month JPY LIBOR plus a spread of (0.62)%	3 Month USD LIBOR	(138,406)
7,363,054,000	JPY	2/1/2018	GS	3 Month JPY LIBOR plus a spread of (0.62)%	3 Month USD LIBOR	(120,096)
7,363,054,000	JPY	2/2/2018	GS	3 Month JPY LIBOR plus a spread of (0.62)%	3 Month USD LIBOR	(119,499)
7,363,054,000	JPY	2/5/2018	GS	3 Month JPY LIBOR plus a spread of (0.62)%	3 Month USD LIBOR	(117,478)
7,363,054,000	JPY	2/8/2018	GS	3 Month JPY LIBOR plus a spread of (0.62)%	3 Month USD LIBOR	(106,855)
7,363,054,000	JPY	2/9/2018	GS	3 Month JPY LIBOR plus a spread of (0.62)%	3 Month USD LIBOR	(106,646)
72,119,587,000	JPY	3/9/2018	GS	3 Month JPY LIBOR plus a spread of (0.60)%	3 Month USD LIBOR	(2,592,551)
75,075,878,000	JPY	3/10/2018	GS	3 Month JPY LIBOR plus a spread of (0.59)%	3 Month USD LIBOR	(2,836,663)
101,070,277,000	JPY	3/11/2018	GS	3 Month JPY LIBOR plus a spread of (0.58)%	3 Month USD LIBOR	(3,895,204)
107,196,730,000	JPY	3/14/2018	GS	3 Month JPY LIBOR plus a spread of (0.58)%	3 Month USD LIBOR	(4,058,708)
17,079,432,000	JPY	4/28/2020	GS	3 Month USD LIBOR	3 Month JPY LIBOR plus a spread of (0.91)%	(206,336)
18,592,315,000	JPY	5/6/2020	GS	3 Month USD LIBOR	3 Month JPY LIBOR plus a spread of (0.90)%	(185,723)
5,078,488,000	JPY	5/6/2020	GS	3 Month USD LIBOR	3 Month JPY LIBOR plus a spread of (0.90)%	(40,699)
22,667,370,000	JPY	5/9/2020	GS	3 Month USD LIBOR	3 Month JPY LIBOR plus a spread of (0.88)%	(53,587)
13,987,238,000	JPY	5/9/2020	GS	3 Month USD LIBOR	3 Month JPY LIBOR plus a spread of (0.86)%	56,531
15,023,799,000	JPY	5/26/2020	GS	3 Month USD LIBOR	3 Month JPY LIBOR plus a spread of (0.86)%	(4,670)
40,296,610,000	JPY	5/27/2020	GS	3 Month USD LIBOR	3 Month JPY LIBOR plus a spread of (0.84)%	237,450

						$(14,839,561)

					Premiums to (Pay) Receive	$(395,124)

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Forward Starting Cross-Currency Basis Swaps

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays [1]	Fund Receives [2]	Net Unrealized Appreciation/ (Depreciation)
12,487,890,000	JPY	11/1/2016	11/1/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$(99,437)
12,487,890,000	JPY	11/2/2016	11/2/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(99,576)
12,487,890,000	JPY	11/3/2016	11/3/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(115,421)
12,487,890,000	JPY	11/7/2016	11/7/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(85,356)
12,487,890,000	JPY	11/8/2016	11/8/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(102,006)
7,568,420,000	JPY	11/9/2016	11/9/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(43,643)
7,568,420,000	JPY	11/10/2016	11/10/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(57,701)
7,568,420,000	JPY	11/14/2016	11/14/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(43,927)
7,568,420,000	JPY	11/15/2016	11/15/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(44,471)
7,568,420,000	JPY	11/16/2016	11/16/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(44,672)
11,430,840,000	JPY	11/17/2016	11/17/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(125,947)
11,430,840,000	JPY	11/18/2016	11/18/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(120,113)
11,430,840,000	JPY	11/21/2016	11/21/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(112,457)
11,430,840,000	JPY	11/22/2016	11/22/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(118,262)
11,430,840,000	JPY	11/25/2016	11/25/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(121,552)
9,525,700,000	JPY	11/28/2016	11/28/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(54,239)
9,525,700,000	JPY	11/29/2016	11/29/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(54,150)
9,525,700,000	JPY	11/30/2016	11/30/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(54,065)
9,525,700,000	JPY	12/1/2016	12/1/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(65,500)
9,525,700,000	JPY	12/2/2016	12/2/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(60,386)
9,525,700,000	JPY	12/5/2016	12/5/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(70,965)
9,525,700,000	JPY	12/6/2016	12/6/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(70,968)
9,525,700,000	JPY	12/7/2016	12/7/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(71,022)
9,525,700,000	JPY	12/8/2016	12/8/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(82,749)
9,525,700,000	JPY	12/9/2016	12/9/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(77,530)
11,430,840,000	JPY	12/12/2016	12/12/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(115,851)
11,430,840,000	JPY	12/13/2016	12/13/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(115,627)
11,430,840,000	JPY	12/14/2016	12/14/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(115,703)
11,430,840,000	JPY	12/15/2016	12/15/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(129,583)
11,430,840,000	JPY	12/16/2016	12/16/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(123,290)
7,568,420,000	JPY	1/10/2017	1/10/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(56,414)
7,568,420,000	JPY	1/11/2017	1/11/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(56,717)
7,568,420,000	JPY	1/12/2017	1/12/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(66,051)
7,568,420,000	JPY	1/13/2017	1/13/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(61,993)
7,568,420,000	JPY	1/17/2017	1/17/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(58,462)
7,547,000,000	JPY	1/18/2017	1/18/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(90,166)
12,487,890,000	JPY	1/18/2017	1/18/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(124,708)
12,487,890,000	JPY	1/19/2017	1/19/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(148,264)
12,487,890,000	JPY	1/20/2017	1/20/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(141,524)
12,487,890,000	JPY	1/23/2017	1/23/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(126,927)
7,547,000,000	JPY	1/24/2017	1/24/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(91,907)
12,487,890,000	JPY	1/24/2017	1/24/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(127,343)
7,547,000,000	JPY	1/25/2017	1/25/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(92,036)
7,547,000,000	JPY	1/26/2017	1/26/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(101,628)
7,547,000,000	JPY	1/30/2017	1/30/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(93,621)

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Forward Starting Cross-Currency Basis Swaps — continued

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays [1]	Fund Receives [2]	Net Unrealized Appreciation/ (Depreciation)
6,770,429,000	JPY	1/31/2017	1/31/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$(133,825)
6,770,429,000	JPY	2/1/2017	2/1/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(134,066)
6,770,429,000	JPY	2/2/2017	2/2/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(142,238)
6,770,429,000	JPY	2/6/2017	2/6/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(134,783)
6,770,429,000	JPY	2/7/2017	2/7/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(134,706)
6,770,429,000	JPY	2/8/2017	2/8/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(134,628)
6,770,429,000	JPY	2/9/2017	2/9/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(142,832)
6,770,429,000	JPY	2/13/2017	2/13/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(135,548)
6,770,429,000	JPY	2/14/2017	2/14/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(135,460)
6,770,429,000	JPY	2/15/2017	2/15/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(135,500)
31,665,300,000	JPY	2/17/2017	2/17/2019	GS	3 Month USD LIBOR	3 Month JPY LIBOR	(730,849)
4,016,383,300	JPY	2/21/2017	2/21/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(86,778)
4,016,383,300	JPY	2/21/2017	2/21/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(86,778)
4,016,383,300	JPY	2/22/2017	2/22/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(86,726)
4,016,383,300	JPY	2/22/2017	2/22/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(86,726)
4,016,383,300	JPY	2/23/2017	2/23/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(91,603)
4,016,383,300	JPY	2/23/2017	2/23/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(91,603)
4,016,383,300	JPY	2/27/2017	2/27/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(87,325)
4,016,383,300	JPY	2/27/2017	2/27/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(87,325)
4,016,383,300	JPY	3/1/2017	3/1/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(87,288)
4,016,383,300	JPY	3/1/2017	3/1/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(87,288)
4,016,383,300	JPY	3/2/2017	3/2/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(92,342)
4,016,383,300	JPY	3/2/2017	3/2/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(92,342)
36,243,756,000	JPY	3/3/2017	3/3/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(884,457)
10,265,425,000	JPY	3/6/2017	3/6/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(246,579)
4,016,383,300	JPY	3/6/2017	3/6/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(87,466)
4,016,383,300	JPY	3/6/2017	3/6/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(87,466)
4,016,383,300	JPY	3/7/2017	3/7/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(87,496)
4,016,383,300	JPY	3/7/2017	3/7/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(87,496)
4,016,383,300	JPY	3/8/2017	3/8/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(87,535)
4,016,383,300	JPY	3/8/2017	3/8/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(87,535)
4,016,383,300	JPY	3/9/2017	3/9/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(92,566)
4,016,383,300	JPY	3/9/2017	3/9/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(92,566)
7,336,598,700	JPY	3/10/2017	3/10/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(209,428)
7,336,598,700	JPY	3/13/2017	3/13/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(205,006)
20,539,228,000	JPY	3/14/2017	3/14/2019	GS	3 Month USD LIBOR	3 Month JPY LIBOR	(654,758)
7,336,598,700	JPY	3/14/2017	3/14/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(205,088)
54,200,000,000	JPY	3/15/2017	3/15/2019	GS	3 Month USD LIBOR	3 Month JPY LIBOR	(1,697,988)
7,336,598,700	JPY	3/15/2017	3/15/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(205,175)
7,336,598,700	JPY	3/16/2017	3/16/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(214,406)
15,904,490,000	JPY	3/17/2017	3/17/2019	GS	3 Month USD LIBOR	3 Month JPY LIBOR	(450,078)
23,226,000,000	JPY	3/21/2017	3/21/2019	GS	3 Month USD LIBOR	3 Month JPY LIBOR	(640,253)
33,250,100,000	JPY	3/22/2017	3/22/2019	GS	3 Month USD LIBOR	3 Month JPY LIBOR	(826,453)
29,491,500,000	JPY	3/23/2017	3/23/2019	GS	3 Month USD LIBOR	3 Month JPY LIBOR	(648,183)
11,610,367,000	JPY	3/24/2017	3/24/2019	GS	3 Month USD LIBOR	3 Month JPY LIBOR	(266,214)

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Forward Starting Cross-Currency Basis Swaps — continued

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays [1]	Fund Receives [2]	Net Unrealized Appreciation/ (Depreciation)
7,336,598,700	JPY	3/27/2017	3/27/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$(207,859)
7,336,598,700	JPY	3/28/2017	3/28/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(208,173)
32,803,652,000	JPY	3/29/2017	3/29/2019	GS	3 Month USD LIBOR	3 Month JPY LIBOR	(735,350)
7,336,598,700	JPY	3/29/2017	3/29/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(208,575)
36,167,100,000	JPY	3/30/2017	3/30/2019	GS	3 Month USD LIBOR	3 Month JPY LIBOR	(751,479)
7,336,598,700	JPY	4/3/2017	4/3/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(209,674)
7,336,598,700	JPY	4/4/2017	4/4/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(210,069)
110,540,000,000	JPY	12/15/2017	12/15/2019	GS	3 Month USD LIBOR	3 Month JPY LIBOR	(713,448)
758,590,000,000	JPY	12/21/2017	12/21/2019	GS	3 Month USD LIBOR	3 Month JPY LIBOR	(182,327)
7,523,473,400	JPY	1/9/2018	1/9/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(299,026)
7,523,473,400	JPY	1/10/2018	1/10/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(299,390)
7,523,473,400	JPY	1/16/2018	1/16/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(300,223)
7,523,473,400	JPY	1/17/2018	1/17/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(300,584)
7,523,473,400	JPY	1/23/2018	1/23/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(301,696)
9,412,432,000	JPY	1/24/2018	1/24/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(427,406)
9,412,432,000	JPY	1/25/2018	1/25/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(440,506)
9,412,432,000	JPY	1/29/2018	1/29/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(428,935)
9,412,432,000	JPY	1/30/2018	1/30/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(429,137)
9,412,432,000	JPY	1/31/2018	1/31/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(429,339)
9,412,432,000	JPY	2/1/2018	2/1/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(442,468)
9,192,457,000	JPY	2/5/2018	2/5/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(480,828)
9,192,457,000	JPY	2/6/2018	2/6/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(481,028)
9,192,457,000	JPY	2/7/2018	2/7/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(481,226)
9,192,457,000	JPY	2/8/2018	2/8/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(494,174)
9,192,457,000	JPY	2/14/2018	2/14/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(483,635)
9,192,457,000	JPY	2/20/2018	2/20/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(486,089)
7,523,473,400	JPY	2/21/2018	2/21/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(427,727)
7,523,473,400	JPY	2/22/2018	2/22/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(438,550)
7,523,473,400	JPY	2/26/2018	2/26/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(429,777)
7,523,473,400	JPY	2/27/2018	2/27/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(430,084)
7,523,473,400	JPY	2/28/2018	2/28/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(430,681)
7,523,473,400	JPY	3/1/2018	3/1/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(436,889)
761,150,500	EUR	3/2/2018	3/2/2020	GS	3 Month USD LIBOR	3 Month EURIBOR	1,435,845
7,523,473,400	JPY	3/5/2018	3/5/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(432,911)
889,786,000	EUR	3/6/2017	3/6/2020	GS	3 Month USD LIBOR	3 Month EURIBOR	1,973,019
7,523,473,400	JPY	3/6/2018	3/6/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(433,274)
7,523,473,400	JPY	3/7/2018	3/7/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(444,142)
7,523,473,400	JPY	3/9/2018	3/9/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(434,526)
273,603,000	EUR	3/10/2017	3/10/2020	GS	3 Month USD LIBOR	3 Month EURIBOR	328,235
8,265,162,000	JPY	3/12/2018	3/12/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(442,882)
8,265,162,000	JPY	3/13/2018	3/13/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(443,280)
8,265,162,000	JPY	3/14/2018	3/14/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(455,075)
8,265,162,000	JPY	3/19/2018	3/19/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(445,569)
8,265,162,000	JPY	3/26/2018	3/26/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(448,745)
8,265,162,000	JPY	3/27/2018	3/27/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(449,222)

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Forward Starting Cross-Currency Basis Swaps — continued

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays [1]	Fund Receives [2]	Net Unrealized Appreciation/ (Depreciation)
8,265,162,000	JPY	3/28/2018	3/28/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$(461,595)
8,265,162,000	JPY	4/3/2018	4/3/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(452,088)
8,265,162,000	JPY	4/9/2018	4/9/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(398,130)
8,265,162,000	JPY	4/16/2018	4/16/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(401,376)
8,265,162,000	JPY	4/17/2018	4/17/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(402,008)
8,265,162,000	JPY	4/20/2018	4/20/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(403,500)
8,265,162,000	JPY	4/23/2018	4/23/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(404,956)
8,265,162,000	JPY	4/24/2018	4/24/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(405,436)
8,265,162,000	JPY	4/25/2018	4/25/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(417,544)
7,855,929,000	JPY	5/11/2018	5/11/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(310,465)
7,855,929,000	JPY	5/14/2018	5/14/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(311,892)
7,855,929,000	JPY	5/15/2018	5/15/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(312,505)
7,855,929,000	JPY	5/16/2018	5/16/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(324,373)
7,855,929,000	JPY	5/21/2018	5/21/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(315,626)
7,855,929,000	JPY	5/22/2018	5/22/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(316,092)
7,855,929,000	JPY	5/29/2018	5/29/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(320,152)
7,855,929,000	JPY	6/1/2018	6/1/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(321,899)
1,070,356,000	EUR	1/27/2021	1/27/2024	GS	3 Month USD LIBOR	3 Month EURIBOR	8,132,359
77,665,000	EUR	4/27/2018	4/27/2024	GS	3 Month EURIBOR	3 Month USD LIBOR	151,632
75,723,000	EUR	4/30/2018	4/30/2024	GS	3 Month EURIBOR	3 Month USD LIBOR	180,856
151,643,000	EUR	4/30/2018	4/30/2024	GS	3 Month EURIBOR	3 Month USD LIBOR	361,915
329,073,000	EUR	5/2/2018	5/2/2024	GS	3 Month EURIBOR	3 Month USD LIBOR	726,367
308,154,000	EUR	1/14/2022	1/14/2025	GS	3 Month EURIBOR	3 Month USD LIBOR	(853,506)
678,000,000	EUR	1/17/2017	1/17/2025	GS	3 Month EURIBOR	3 Month USD LIBOR	(2,142,911)
649,528,000	EUR	1/23/2020	1/23/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	8,844,347
531,239,000	EUR	1/24/2022	1/24/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	5,440,243
643,151,000	EUR	1/29/2020	1/29/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	7,818,331
321,445,000	EUR	1/30/2020	1/30/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	4,161,329
433,630,500	EUR	2/3/2020	2/3/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	5,879,601
337,800,000	EUR	2/10/2022	2/10/2025	GS	3 Month EURIBOR	3 Month USD LIBOR	(873,708)
26,174,000	EUR	2/11/2020	2/11/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	332,908
98,226,000	EUR	3/10/2022	3/10/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	376,751
73,783,000	EUR	5/12/2020	5/12/2025	GS	3 Month EURIBOR	3 Month USD LIBOR	223,976
222,800,000	EUR	12/15/2020	12/15/2025	GS	3 Month EURIBOR	3 Month USD LIBOR	(831,205)
80,600,000	EUR	2/18/2021	2/18/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	(128,762)
23,430,000	EUR	3/14/2018	3/14/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	226,545
106,600,000	EUR	3/15/2018	3/15/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	1,337,095
68,304,000	EUR	3/19/2018	3/19/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	977,720
20,607,000	EUR	3/19/2018	3/19/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	270,801
24,941,000	EUR	3/21/2018	3/21/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	238,412
31,071,000	EUR	3/21/2018	3/21/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	297,039
29,686,000	EUR	3/22/2018	3/22/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	243,193
18,084,000	EUR	3/29/2018	3/29/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	100,882
20,353,000	EUR	4/1/2021	4/1/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	18,610
28,777,000	EUR	4/6/2021	4/6/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	25,931

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Forward Starting Cross-Currency Basis Swaps — continued

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays [1]	Fund Receives [2]	Net Unrealized Appreciation/ (Depreciation)
8,086,000	EUR	4/6/2021	4/6/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	$7,247
53,960,000	EUR	4/25/2018	4/25/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	(45,408)
91,645,000	EUR	4/26/2021	4/26/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	(140,950)
90,530,000	EUR	4/26/2021	4/26/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	(152,265)
34,035,000	EUR	4/26/2018	4/26/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	(3,577)

							$5,946,601

					Premiums to (Pay) Receive		$(16,801,028)

[1]	For JPY LIBOR, Fund pays 3 month JPY LIBOR adjusted by a spread. Spreads range from (0.58)% to (0.81)%.
For EURIBOR, Fund pays 3 month EURIBOR adjusted by a spread. Spreads range from (0.37)% to (0.54)%.
[2]	For JPY LIBOR, Fund receives 3 month JPY LIBOR adjusted by a spread. Spreads range from (0.73)% to (1.01)%.
For EURIBOR, Fund receives 3 month EURIBOR adjusted by a spread. Spreads range from (0.16)% to (0.37)%.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
61,339,000	USD	1/22/2020	JPMF (f)	(Pay)	1.46%	3 Month USD LIBOR	$(535,649)
42,950,000	EUR	12/16/2020	JPMF (f)	(Pay)	0.37%	6 Month EURIBOR	(877,514)
22,000,000	EUR	12/16/2020	JPMF (f)	Receive	0.31%	6 Month EURIBOR	387,831
16,051,000	GBP	6/15/2021	JPMF (f)	Receive	1.05%	6 Month GBP LIBOR	(74,480)
21,574,000	AUD	6/16/2021	JPMF (f)	(Pay)	2.10%	6 Month AUD BBSW	27,571
22,401,000	AUD	6/16/2021	JPMF (f)	Receive	2.55%	6 Month AUD BBSW	319,014
95,204,000	AUD	6/16/2021	JPMF (f)	Receive	2.63%	6 Month AUD BBSW	1,603,152
10,130,000	GBP	6/16/2021	JPMF (f)	Receive	1.07%	6 Month GBP LIBOR	(33,526)
19,865,000	GBP	6/16/2021	JPMF (f)	Receive	1.21%	6 Month GBP LIBOR	122,408
170,648,000	SEK	6/16/2021	JPMF (f)	(Pay)	0.31%	3 Month SEK STIBOR	(32,202)
399,459,000	SEK	6/16/2021	JPMF (f)	Receive	0.51%	3 Month SEK STIBOR	558,103
366,500,000	SEK	6/16/2021	JPMF (f)	Receive	0.51%	3 Month SEK STIBOR	504,361
89,076,000	SEK	6/16/2021	JPMF (f)	Receive	0.50%	3 Month SEK STIBOR	119,912
390,872,000	SEK	6/16/2021	JPMF (f)	Receive	0.49%	3 Month SEK STIBOR	493,948
174,564,000	SEK	6/16/2021	JPMF (f)	Receive	0.42%	3 Month SEK STIBOR	153,858
159,772,000	EUR	11/24/2025	JPMF (f)	Receive	0.81%	6 Month EURIBOR	5,454,136
152,083,125	EUR	12/16/2025	JPMF (f)	Receive	0.69%	6 Month EURIBOR	3,129,117
36,622,000	EUR	12/17/2025	JPMF (f)	Receive	0.95%	6 Month EURIBOR	(62,724)
133,866,000	EUR	12/17/2025	JPMF (f)	(Pay)	2.53%	6 Month EURIBOR	(11,487,034)
18,157,000	GBP	12/17/2025	JPMF (f)	Receive	1.82%	6 Month GBP LIBOR	(37,564)
18,010,000	GBP	12/17/2025	JPMF (f)	Receive	1.76%	6 Month GBP LIBOR	(113,177)
7,792,000	GBP	12/17/2025	JPMF (f)	Receive	1.81%	6 Month GBP LIBOR	(21,376)
8,407,000	GBP	12/17/2025	JPMF (f)	Receive	1.81%	6 Month GBP LIBOR	(25,898)
10,406,000	GBP	12/17/2025	JPMF (f)	Receive	1.85%	6 Month GBP LIBOR	(1,877)
92,000,000	GBP	12/17/2025	JPMF (f)	(Pay)	2.27%	6 Month GBP LIBOR	(2,601,854)
32,495,000	GBP	12/17/2025	JPMF (f)	Receive	1.86%	6 Month GBP LIBOR	29,203
241,018,000	MXN	1/5/2026	JPMF (f)	Receive	6.26%	TIIE	(22,175)

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Interest Rate Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
190,746,000	MXN	1/5/2026	JPMF (f)	Receive	6.24%	TIIE	$(29,677)
258,080,000	MXN	1/8/2026	JPMF (f)	Receive	6.29%	TIIE	9,372
352,940,000	MXN	1/27/2026	JPMF (f)	Receive	6.05%	TIIE	(357,018)
37,382,000	GBP	3/11/2026	JPMF (f)	(Pay)	2.12%	6 Month GBP LIBOR	(3,210,492)
144,459,000	MXN	4/30/2026	JPMF (f)	Receive	6.08%	TIIE	(143,043)
126,698,000	MXN	5/11/2026	JPMF (f)	Receive	6.31%	TIIE	(411)
125,608,000	MXN	5/11/2026	JPMF (f)	Receive	6.30%	TIIE	(5,877)
125,852,000	MXN	5/12/2026	JPMF (f)	Receive	6.36%	TIIE	26,812
52,835,000	AUD	6/17/2026	JPMF (f)	Receive	3.05%	6 Month AUD BBSW	2,083,907
5,630,000	GBP	6/17/2026	JPMF (f)	Receive	2.03%	6 Month GBP LIBOR	46,188
33,227,000	GBP	6/17/2026	JPMF (f)	Receive	1.80%	6 Month GBP LIBOR	(258,663)
20,456,000	GBP	6/17/2026	JPMF (f)	Receive	1.95%	6 Month GBP LIBOR	47,395
6,582,000	GBP	6/17/2026	JPMF (f)	(Pay)	2.08%	6 Month GBP LIBOR	(74,254)
9,775,000	GBP	2/17/2027	JPMF (f)	(Pay)	1.39%	6 Month GBP LIBOR	278,703
9,259,000	GBP	5/12/2027	JPMF (f)	(Pay)	1.56%	6 Month GBP LIBOR	95,030
5,609,000	EUR	5/22/2027	JPMF (f)	(Pay)	0.81%	6 Month EURIBOR	(57,235)
14,960,000	EUR	8/21/2027	JPMF (f)	(Pay)	0.79%	6 Month EURIBOR	(49,247)
7,480,000	EUR	11/22/2027	JPMF (f)	(Pay)	0.86%	6 Month EURIBOR	(45,114)
9,350,000	EUR	11/22/2027	JPMF (f)	(Pay)	0.93%	6 Month EURIBOR	(123,601)
53,148,000	EUR	12/18/2030	JPMF (f)	(Pay)	1.61%	6 Month EURIBOR	246,181
70,920,000	EUR	12/18/2030	JPMF (f)	Receive	0.99%	6 Month EURIBOR	1,012,517
537,000,000	EUR	12/18/2030	JPMF (f)	Receive	2.18%	6 Month EURIBOR	13,274,329
34,180,000	GBP	12/18/2030	JPMF (f)	(Pay)	2.14%	6 Month GBP LIBOR	(155)
45,000,000	GBP	12/18/2030	JPMF (f)	Receive	2.42%	6 Month GBP LIBOR	774,738
36,037,000	GBP	12/18/2030	JPMF (f)	Receive	2.61%	6 Month GBP LIBOR	1,046,859
39,811,000	EUR	6/18/2031	JPMF (f)	(Pay)	0.89%	6 Month EURIBOR	227,059
6,882,000	EUR	6/18/2031	JPMF (f)	(Pay)	0.95%	6 Month EURIBOR	(28,624)
4,576,000	EUR	6/18/2031	JPMF (f)	(Pay)	0.97%	6 Month EURIBOR	(35,072)
9,163,000	EUR	9/17/2031	JPMF (f)	(Pay)	0.99%	6 Month EURIBOR	(59,789)
14,022,000	EUR	12/17/2031	JPMF (f)	(Pay)	0.94%	6 Month EURIBOR	96,202
10,900,000	GBP	12/17/2031	JPMF (f)	(Pay)	1.55%	6 Month GBP LIBOR	416,997
7,434,000	GBP	2/9/2032	JPMF (f)	(Pay)	1.61%	6 Month GBP LIBOR	208,226
13,136,000	GBP	3/17/2032	JPMF (f)	(Pay)	1.72%	6 Month GBP LIBOR	117,139
16,570,000	GBP	3/17/2032	JPMF (f)	(Pay)	1.63%	6 Month GBP LIBOR	439,575
18,728,000	GBP	6/16/2032	JPMF (f)	(Pay)	1.67%	6 Month GBP LIBOR	416,994
8,150,000	EUR	3/14/2033	JPMF (f)	(Pay)	1.10%	6 Month EURIBOR	42,140
8,150,000	EUR	3/14/2033	JPMF (f)	(Pay)	1.16%	6 Month EURIBOR	(32,393)
48,774,000	USD	11/15/2041	CSS (f)	(Pay)	2.51%	3 Month USD LIBOR	(3,665,694)
159,772,000	EUR	11/24/2045	JPMF (f)	(Pay)	1.28%	6 Month EURIBOR	(7,620,324)
7,994,000	EUR	12/20/2045	JPMF (f)	(Pay)	1.34%	6 Month EURIBOR	48,776
1,375,784,000	EUR	12/20/2045	JPMF (f)	Receive	1.39%	6 Month EURIBOR	329,584
63,287,000	EUR	12/20/2045	JPMF (f)	(Pay)	1.49%	6 Month EURIBOR	(6,776,719)
4,852,000	GBP	12/20/2045	JPMF (f)	Receive	1.68%	6 Month GBP LIBOR	(9,259)
4,316,000	GBP	12/20/2045	JPMF (f)	Receive	1.67%	6 Month GBP LIBOR	(17,428)
3,885,000	GBP	12/20/2045	JPMF (f)	Receive	1.70%	6 Month GBP LIBOR	7,630

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Interest Rate Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
16,029,000	GBP	12/20/2045	JPMF (f)	(Pay)	1.75%	6 Month GBP LIBOR	$(155,614)
17,422,000	GBP	12/20/2045	JPMF (f)	Receive	1.67%	6 Month GBP LIBOR	(73,157)
12,081,000	GBP	12/20/2045	JPMF (f)	Receive	1.66%	6 Month GBP LIBOR	(60,479)
23,401,000	GBP	12/20/2045	JPMF (f)	Receive	1.66%	6 Month GBP LIBOR	(108,087)
465,287,000	GBP	12/20/2045	JPMF (f)	Receive	2.00%	6 Month GBP LIBOR	22,534,066
14,797,000	GBP	12/20/2045	JPMF (f)	Receive	1.89%	6 Month GBP LIBOR	466,054
6,689,000	GBP	12/20/2045	JPMF (f)	Receive	1.66%	6 Month GBP LIBOR	(27,270)
37,382,000	GBP	3/11/2046	JPMF (f)	Receive	2.34%	6 Month GBP LIBOR	8,669,169
11,217,000	EUR	6/20/2046	JPMF (f)	Receive	1.49%	6 Month EURIBOR	185,028
72,640,000	EUR	6/20/2046	JPMF (f)	(Pay)	1.31%	6 Month EURIBOR	603,103
47,288,000	EUR	6/20/2046	JPMF (f)	(Pay)	1.33%	6 Month EURIBOR	230,980
66,069,000	EUR	9/19/2046	JPMF (f)	(Pay)	1.31%	6 Month EURIBOR	441,250
95,124,000	EUR	12/19/2046	JPMF (f)	(Pay)	1.13%	6 Month EURIBOR	2,713,320
77,802,000	GBP	12/19/2046	JPMF (f)	(Pay)	1.54%	6 Month GBP LIBOR	1,220,732
42,745,000	GBP	2/9/2047	JPMF (f)	(Pay)	1.61%	6 Month GBP LIBOR	151,981
43,642,000	GBP	2/17/2047	JPMF (f)	(Pay)	1.63%	6 Month GBP LIBOR	1,302,613
92,969,000	GBP	3/20/2047	JPMF (f)	(Pay)	1.67%	6 Month GBP LIBOR	(593,805)
103,103,000	GBP	3/20/2047	JPMF (f)	(Pay)	1.59%	6 Month GBP LIBOR	625,436
39,256,000	GBP	5/12/2047	JPMF (f)	(Pay)	1.69%	6 Month GBP LIBOR	591,231
33,660,000	EUR	5/20/2047	JPMF (f)	(Pay)	1.41%	6 Month EURIBOR	186,388
104,446,000	GBP	6/19/2047	JPMF (f)	(Pay)	1.63%	6 Month GBP LIBOR	(156,019)
78,540,000	EUR	8/23/2047	JPMF (f)	(Pay)	1.25%	6 Month EURIBOR	2,650,806
29,920,000	EUR	11/22/2047	JPMF (f)	(Pay)	1.43%	6 Month EURIBOR	(7,805)
33,660,000	EUR	11/22/2047	JPMF (f)	(Pay)	1.37%	6 Month EURIBOR	370,878
78,243,000	EUR	3/14/2048	JPMF (f)	(Pay)	1.23%	6 Month EURIBOR	784,894
65,203,000	EUR	3/14/2048	JPMF (f)	(Pay)	1.28%	6 Month EURIBOR	209,491
509,872,000	EUR	3/18/2048	JPMF (f)	(Pay)	1.13%	6 Month EURIBOR	11,787,221

							$50,210,233

						Premiums to (Pay) Receive	$(19,931,467)

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of May 31, 2016, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Notes to Schedule of Investments:

CP - Counterparty

EURIBOR - Euro Interbank Offered Rate

GBP LIBOR - London Interbank Offered Rate denominated in British Pounds.

JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen.

OTC - Over-the-Counter

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

SIFMA - Securities Industry and Financial Markets Association

STIBOR - Stockholm Interbank Offered Rate

TIIE - Tasa de Interes Interbacaria de Equilibrio - 28 - Day Interbank Equilibrium Interest Rate - Mexico

USBM - U.S. Treasury 3 Month Bill Money Market Yield

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

The rates shown on variable rate notes are the current interest rates at May 31, 2016, which are subject to change based on the terms of the security.

(a)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(b)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic.

(c)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees.

(d)	The rate disclosed is the 7 day net yield as of May 31, 2016.

(e)	The rate shown represents yield-to-maturity.

(f)	Swap was cleared through the CME Group.

Counterparty Abbreviations:

BCLY - Barclays Bank plc

BOA - Bank of America, N.A.

CSS - Credit Suisse Securities (USA) LLC

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

JPMF - J.P. Morgan Securities LLC

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

AUD - Australian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

MXN - Mexican Peso

SEK - Swedish Krona

USD - United States Dollar

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Par Value ($) / Shares	Description	Value ($)
	DEBT OBLIGATIONS — 9.4%

	United States
	U.S. Government
6,028,500	U.S. Treasury Bond, 2.75%, due 11/15/42 (a)	6,207,709
81,500	U.S. Treasury Strip Principal, due 11/15/42	39,732

	TOTAL DEBT OBLIGATIONS (COST $6,109,849)	6,247,441

	MUTUAL FUNDS — 79.7%

	United States
	Affiliated Issuers
264,445	GMO Debt Opportunities Fund, Class VI	6,619,068
362,824	GMO Emerging Country Debt Fund, Class IV	3,374,266
1,463,436	GMO U.S. Treasury Fund	36,585,910
428,696	GMO World Opportunity Overlay Fund	6,636,217

	TOTAL MUTUAL FUNDS (COST $51,904,792)	53,215,461

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 10.0%

	Money Market Funds — 1.0%
685,666	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.16% (b)	685,666

	U.S. Government — 9.0%
6,000,000	U.S. Treasury Bill, 0.14%, due 06/16/16 (c)	5,999,622

	TOTAL SHORT-TERM INVESTMENTS (COST $6,684,203)	6,685,288

	TOTAL INVESTMENTS — 99.1% (Cost $64,698,844)	66,148,190
	Other Assets and Liabilities (net) — 0.9%	618,898

	TOTAL NET ASSETS — 100.0%	$66,767,088

A summary of outstanding financial instruments at May 31, 2016 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/14/2016	BCLY	AUD	840,000	USD	646,132	$39,298
07/18/2016	BOA	CHF	919,062	USD	952,000	25,421
07/18/2016	MSCI	CHF	841,063	USD	871,839	23,897
08/22/2016	BCLY	EUR	1,127,786	USD	1,267,090	8,762
08/22/2016	GS	EUR	1,127,785	USD	1,267,895	9,569
08/22/2016	MSCI	EUR	1,110,952	USD	1,248,299	8,754
03/27/2017	DB	EUR	101,000	USD	110,797	(2,911)
11/07/2017	GS	EUR	4,716,000	USD	5,177,932	(191,302)
08/22/2016	BCLY	GBP	37,865	USD	55,316	444
06/14/2016	MSCI	USD	614,373	AUD	810,000	(29,212)
07/18/2016	BOA	USD	87,821	CHF	86,000	(1,118)
07/18/2016	MSCI	USD	59,833	CHF	59,000	(351)
11/07/2017	GS	USD	5,205,049	EUR	4,716,000	164,185

						$55,436

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
1	U.S. Long Bond (CBT)	September 2016	$163,313	$631
3	U.S. Treasury Note 10 Yr. (CBT)	September 2016	389,062	653
3	U.S. Treasury Note 2 Yr. (CBT)	September 2016	653,719	371
5	U.S. Treasury Note 5 Yr. (CBT)	September 2016	600,586	816
1	U.S. Ultra Bond	September 2016	175,125	585

			$1,981,805	$3,056

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Swap Contracts

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
382,000	USD	12/16/2020	CSS (d)	(Pay)	1.92%	3 Month USD LIBOR	$(10,543)
12,888,000	SEK	6/16/2021	CSS (d)	(Pay)	0.31%	3 Month SEK STIBOR	(2,432)
47,998,000	SEK	6/16/2021	CSS (d)	Receive	0.50%	3 Month SEK STIBOR	64,613
3,667,000	AUD	6/16/2021	CSS (d)	Receive	2.53%	6 Month AUD BBSW	49,555
1,948,000	GBP	6/16/2021	CSS (d)	Receive	1.07%	6 Month GBP LIBOR	(6,447)
2,038,000	EUR	11/24/2025	CSS (d)	Receive	0.81%	6 Month EURIBOR	69,571
1,899,375	EUR	12/16/2025	CSS (d)	Receive	0.69%	6 Month EURIBOR	39,080
2,310,000	GBP	12/17/2025	CSS (d)	Receive	1.85%	6 Month GBP LIBOR	(417)
1,563,000	EUR	12/17/2025	CSS (d)	Receive	0.95%	6 Month EURIBOR	(2,677)
5,430,000	EUR	12/17/2025	CSS (d)	Receive	1.85%	6 Month EURIBOR	261,323
2,234,000	GBP	12/17/2025	CSS (d)	(Pay)	2.32%	6 Month GBP LIBOR	(70,713)
8,500,000	EUR	12/17/2025	CSS (d)	(Pay)	1.87%	6 Month EURIBOR	(420,391)
949,000	USD	12/17/2025	CSS (d)	(Pay)	2.43%	3 Month USD LIBOR	(63,801)
2,148,000	GBP	12/17/2025	CSS (d)	Receive	1.81%	6 Month GBP LIBOR	(5,893)
25,742,000	MXN	1/5/2026	CSS (d)	Receive	6.24%	TIIE	(4,005)
1,125,000	GBP	6/17/2026	CSS (d)	Receive	2.03%	6 Month GBP LIBOR	9,230
1,474,000	GBP	6/17/2026	CSS (d)	(Pay)	2.15%	6 Month GBP LIBOR	(23,531)
596,000	GBP	2/17/2027	CSS (d)	(Pay)	1.39%	6 Month GBP LIBOR	16,993
98,000	EUR	5/22/2027	CSS (d)	(Pay)	0.81%	6 Month EURIBOR	(1,000)
262,000	EUR	8/21/2027	CSS (d)	(Pay)	0.79%	6 Month EURIBOR	(862)
131,000	EUR	11/22/2027	CSS (d)	(Pay)	0.86%	6 Month EURIBOR	(790)
164,000	EUR	11/22/2027	CSS (d)	(Pay)	0.93%	6 Month EURIBOR	(2,168)
8,180,000	EUR	12/18/2030	CSS (d)	Receive	2.34%	6 Month EURIBOR	271,046
1,959,000	GBP	12/18/2030	CSS (d)	Receive	2.47%	6 Month GBP LIBOR	39,748
92,000	EUR	6/18/2031	CSS (d)	(Pay)	0.97%	6 Month EURIBOR	(705)
503,000	EUR	6/18/2031	CSS (d)	(Pay)	0.89%	6 Month EURIBOR	2,869
139,000	EUR	6/18/2031	CSS (d)	(Pay)	0.95%	6 Month EURIBOR	(578)
423,000	EUR	12/17/2031	CSS (d)	(Pay)	0.94%	6 Month EURIBOR	2,902
1,321,000	GBP	3/17/2032	CSS (d)	(Pay)	1.72%	6 Month GBP LIBOR	11,780
383,000	GBP	6/16/2032	CSS (d)	(Pay)	1.67%	6 Month GBP LIBOR	8,528
405,000	USD	12/19/2035	CSS (d)	(Pay)	2.72%	3 Month USD LIBOR	(44,541)
5,260,000	USD	11/15/2042	CSS (d)	(Pay)	2.61%	3 Month USD LIBOR	(514,196)
2,038,000	EUR	11/24/2045	CSS (d)	(Pay)	1.28%	6 Month EURIBOR	(97,202)
1,386,000	GBP	12/20/2045	CSS (d)	Receive	1.68%	6 Month GBP LIBOR	(2,645)
932,000	GBP	12/20/2045	CSS (d)	Receive	1.70%	6 Month GBP LIBOR	1,830
3,670,000	EUR	12/20/2045	CSS (d)	(Pay)	1.48%	6 Month EURIBOR	(45,443)
514,000	GBP	12/20/2045	CSS (d)	Receive	1.89%	6 Month GBP LIBOR	16,189
2,818,000	EUR	12/20/2045	CSS (d)	Receive	1.19%	6 Month EURIBOR	(76,126)
2,223,000	GBP	12/20/2045	CSS (d)	(Pay)	2.07%	6 Month GBP LIBOR	(130,042)
1,682,000	GBP	12/20/2045	CSS (d)	Receive	1.61%	6 Month GBP LIBOR	(19,623)
2,390,000	EUR	12/20/2045	CSS (d)	Receive	1.84%	6 Month EURIBOR	144,065
8,810,000	EUR	12/20/2045	CSS (d)	Receive	1.92%	6 Month EURIBOR	636,841
1,688,000	GBP	12/20/2045	CSS (d)	Receive	2.03%	6 Month GBP LIBOR	88,941
2,380,000	EUR	12/20/2045	CSS (d)	(Pay)	1.80%	6 Month EURIBOR	(133,027)

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Interest Rate Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
2,586,000	GBP	12/20/2045	CSS (d)	Receive	1.70%	6 Month GBP LIBOR	$4,278
2,250,000	GBP	12/20/2045	CSS (d)	Receive	1.74%	6 Month GBP LIBOR	17,487
1,416,000	GBP	12/20/2045	CSS (d)	Receive	2.20%	6 Month GBP LIBOR	112,442
1,791,000	GBP	12/20/2045	CSS (d)	(Pay)	2.25%	6 Month GBP LIBOR	(154,703)
700,000	GBP	12/20/2045	CSS (d)	Receive	2.23%	6 Month GBP LIBOR	58,838
703,000	GBP	12/20/2045	CSS (d)	Receive	1.66%	6 Month GBP LIBOR	(2,866)
1,067,000	GBP	12/20/2045	CSS (d)	Receive	1.66%	6 Month GBP LIBOR	(4,480)
1,898,000	GBP	12/20/2045	CSS (d)	Receive	1.66%	6 Month GBP LIBOR	(8,767)
953,000	EUR	6/20/2046	CSS (d)	(Pay)	1.33%	6 Month EURIBOR	4,655
3,144,000	EUR	6/20/2046	CSS (d)	Receive	1.42%	6 Month EURIBOR	23,625
1,908,000	EUR	6/20/2046	CSS (d)	Receive	1.25%	6 Month EURIBOR	(30,675)
1,466,000	EUR	6/20/2046	CSS (d)	(Pay)	1.31%	6 Month EURIBOR	12,172
2,872,000	EUR	12/19/2046	CSS (d)	(Pay)	1.13%	6 Month EURIBOR	81,921
2,661,000	GBP	2/17/2047	CSS (d)	(Pay)	1.63%	6 Month GBP LIBOR	79,425
9,346,000	GBP	3/20/2047	CSS (d)	(Pay)	1.67%	6 Month GBP LIBOR	(59,694)
590,000	EUR	5/20/2047	CSS (d)	(Pay)	1.41%	6 Month EURIBOR	3,267
2,135,000	GBP	6/19/2047	CSS (d)	(Pay)	1.63%	6 Month GBP LIBOR	(3,189)
1,376,000	EUR	8/23/2047	CSS (d)	(Pay)	1.25%	6 Month EURIBOR	46,441
590,000	EUR	11/22/2047	CSS (d)	(Pay)	1.37%	6 Month EURIBOR	6,501
524,000	EUR	11/22/2047	CSS (d)	(Pay)	1.43%	6 Month EURIBOR	(137)
6,448,000	EUR	3/18/2048	CSS (d)	(Pay)	1.13%	6 Month EURIBOR	149,065

							$390,912

				Premiums to (Pay) Receive			$(25,871)

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
25,159,221	USD	8/31/2016	DB	1 Month USD LIBOR + 0.05%	Barclays U.S. Aggregate Total Return Index	$(4,184)
39,321,987	USD	9/30/2016	BCLY	1 Month USD LIBOR	Barclays U.S. Aggregate Total Return Index	(4,901)

						$(9,085)

				Premiums to (Pay) Receive		$—

As of May 31, 2016, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Notes to Schedule of Investments:

AUD BBSW - Bank Bill Swap Reference Rate denominated in Australian Dollar.

BBA - British Bankers Association

EURIBOR - Euro Interbank Offered Rate

GBP LIBOR - London Interbank Offered Rate denominated in British Pounds.

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

TIIE - Tasa de Interes Interbacaria de Equilibrio - 28 - Day Interbank Equilibrium Interest Rate - Mexico

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

(a)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(b)	The rate disclosed is the 7 day net yield as of May 31, 2016.

(c)	The rate shown represents yield-to-maturity.

(d)	Swap was cleared through the CME Group.

Counterparty Abbreviations:

BCLY - Barclays Bank plc

BOA - Bank of America, N.A.

CSS - Credit Suisse Securities (USA) LLC

DB - Deutsche Bank AG

GS - Goldman Sachs International

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

AUD - Australian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

MXN - Mexican Peso

SEK - Swedish Krona

USD - United States Dollar

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 55.7%

		Belgium — 4.2%
		Foreign Government Obligations
EUR	1,130,000	Belgium Government Bond, Reg S, 4.25%, due 09/28/21	1,556,838
EUR	590,000	Belgium Government Bond, Reg S, 5.00%, due 03/28/35	1,091,829

		Total Belgium	2,648,667

		France — 3.7%
		Foreign Government Obligations
EUR	1,230,000	Government of France, Reg S, 4.50%, due 04/25/41	2,285,722

		Germany — 4.6%
		Foreign Government Obligations
EUR	1,500,000	Republic of Deutschland, Reg S, 4.75%, due 07/04/34	2,859,823

		Italy — 16.1%
		Foreign Government Obligations
EUR	5,610,000	Buoni Poliennali Del Tesoro, 3.75%, due 05/01/21	7,250,364
EUR	1,920,000	Republic of Italy, Reg S, 4.00%, due 02/01/37	2,748,293

		Total Italy	9,998,657

		Netherlands — 3.1%
		Foreign Government Obligations
EUR	70,000	Netherlands Government Bond, Reg S, 4.00%, due 07/15/19	88,726
EUR	1,050,000	Netherlands Government Bond, 5.50%, due 01/15/28	1,845,333

		Total Netherlands	1,934,059

Par Value / Shares		Description	Value ($)
		Spain — 9.8%
		Foreign Government Obligations
EUR	380,000	Government of Spain, 2.10%, due 04/30/17	431,602
EUR	1,010,000	Government of Spain, Reg S, 4.20%, due 01/31/37	1,456,655
EUR	3,040,000	Government of Spain, Reg S, 5.50%, due 04/30/21	4,215,444

		Total Spain	6,103,701

		United Kingdom — 14.2%
		Foreign Government Obligations
GBP	510,000	United Kingdom Gilt, Reg S, 1.25%, due 07/22/18	751,010
GBP	2,160,000	United Kingdom Gilt, Reg S, 1.75%, due 07/22/19	3,234,201
GBP	2,630,000	United Kingdom Gilt, Reg S, 3.50%, due 01/22/45	4,820,522

		Total United Kingdom	8,805,733

		TOTAL DEBT OBLIGATIONS (COST $34,831,969)	34,636,362

		MUTUAL FUNDS — 39.2%

		United States
		Affiliated Issuers
	111,902	GMO Debt Opportunities Fund, Class VI	2,800,909
	381,095	GMO Emerging Country Debt Fund, Class IV	3,544,181
	464,063	GMO U.S. Treasury Fund	11,601,579
	413,959	GMO World Opportunity Overlay Fund	6,408,089

		TOTAL MUTUAL FUNDS (COST $21,906,333)	24,354,758

OPTIONS PURCHASED — 0.2%

Principal Amount		Expiration Date	Description	Floating Rate Index	Pay/Receive Fixed Rate	Exercise Rate	Counterparty	Value ($)
			Options on Interest Rate Swaps
EUR	604,000	10/13/2016	Put-OTC 30-Year Interest Rate Swap	6 month EURIBOR	Pay	1.90%	GS	1,919
EUR	1,845,000	02/01/2017	Put-OTC 30-Year Interest Rate Swap	6 month EURIBOR	Pay	2.03%	GS	10,307
GBP	1,259,000	02/17/2017	Put-OTC 30-Year Interest Rate Swap	6 month GBP LIBOR	Pay	2.95%	MSCI	2,157
EUR	954,000	02/18/2017	Put-OTC 30-Year Interest Rate Swap	6 month EURIBOR	Pay	2.05%	MSCI	11,271
EUR	1,126,000	03/01/2017	Put-OTC 30-Year Interest Rate Swap	6 month EURIBOR	Pay	1.88%	GS	11,630
GBP	4,721,000	03/20/2017	Put-OTC 30-Year Interest Rate Swap	6 month GBP LIBOR	Pay	2.89%	GS	5,976
EUR	954,000	05/18/2017	Put-OTC 30-Year Interest Rate Swap	6 month EURIBOR	Pay	2.05%	MSCI	16,920

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Principal Amount		Expiration Date	Description	Floating Rate Index	Pay/Receive Fixed Rate	Exercise Rate	Counterparty	Value ($)
GBP	1,065,000	05/19/2017	Put-OTC 30-Year Interest Rate Swap	6 month GBP LIBOR	Pay	2.91%	GS	2,075
EUR	954,000	08/18/2017	Put-OTC 30-Year Interest Rate Swap	6 month EURIBOR	Pay	2.05%	MSCI	21,966
EUR	954,000	11/18/2017	Put-OTC 30-Year Interest Rate Swap	6 month EURIBOR	Pay	2.05%	MSCI	26,521

				TOTAL OPTIONS PURCHASED (COST $606,750)				110,742

Shares / Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 4.3%

	Money Market Funds — 1.1%
664,876	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.16% (a)	664,876

	U.S. Government — 3.2%
2,000,000	U.S. Treasury Bill, 0.27%, due 08/04/16 (b) (c)	1,999,042

	TOTAL SHORT-TERM INVESTMENTS (COST $2,663,553)	2,663,918

	TOTAL INVESTMENTS — 99.4% (Cost $60,008,605)	61,765,780
	Other Assets and Liabilities (net) — 0.6%	352,300

	TOTAL NET ASSETS — 100.0%	$62,118,080

A summary of outstanding financial instruments at May 31, 2016 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/14/2016	BCLY	AUD	210,000	USD	161,533	$9,825
07/18/2016	BOA	CHF	864,650	USD	895,468	23,745
07/18/2016	MSCI	CHF	764,650	USD	792,630	21,726
08/22/2016	BCLY	EUR	8,805,207	USD	9,892,826	68,411
08/22/2016	GS	EUR	8,805,207	USD	9,899,122	74,707
08/22/2016	MSCI	EUR	8,673,786	USD	9,746,126	68,344
03/27/2017	DB	EUR	30,000	USD	32,910	(865)
11/07/2017	GS	EUR	1,404,000	USD	1,541,522	(56,953)
08/22/2016	BCLY	GBP	2,058,575	USD	3,007,321	24,133
08/22/2016	GS	GBP	2,058,575	USD	3,008,329	25,142

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
08/22/2016	MSCI	GBP	2,027,850	USD	2,961,411	$22,749
06/13/2016	BOA	USD	367,498	JPY	40,061,000	(5,618)
07/18/2016	BOA	USD	76,588	CHF	75,000	(975)
07/18/2016	MSCI	USD	51,720	CHF	51,000	(303)
08/22/2016	BCLY	USD	124,306	GBP	85,090	(998)
08/22/2016	GS	USD	124,348	GBP	85,090	(1,039)
08/22/2016	MSCI	USD	122,408	GBP	83,820	(940)
11/07/2017	GS	USD	1,549,595	EUR	1,404,000	48,879

						$319,970

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
12	Australian Government Bond 10 Yr.	June 2016	$1,152,515	$20,318
15	Australian Government Bond 3 Yr.	June 2016	1,221,947	9,786
16	Canadian Government Bond 10 Yr.	September 2016	1,768,315	7,780
9	Euro BOBL	June 2016	1,315,620	2,595
5	Euro Bund	June 2016	912,206	5,052
5	Euro BUXL Bond 30 Yr.	June 2016	936,406	11,997
29	Euro OATs	June 2016	5,116,556	72,250
4	Short-term Euro-BTP	June 2016	502,428	486
18	UK Gilt Long Bond	September 2016	3,200,129	3,631

			$16,126,122	$133,895

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

Swap Contracts

Basis Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
1,093,000	USD	2/13/2025	JPM	SIFMA Municipal Swap Index	3 Month USD LIBOR	$7,505
543,000	USD	2/23/2025	JPM	SIFMA Municipal Swap Index	3 Month USD LIBOR	3,042
557,000	USD	3/5/2025	JPM	SIFMA Municipal Swap Index	3 Month USD LIBOR	2,606
528,000	USD	3/12/2025	JPM	SIFMA Municipal Swap Index	3 Month USD LIBOR	2,033
1,251,000	USD	3/23/2025	JPM	SIFMA Municipal Swap Index	3 Month USD LIBOR	5,788

						$20,974

					Premiums to (Pay) Receive	$—

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Cross-Currency Basis Swaps (d)

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
53,926,000	JPY	1/19/2018	GS	3 Month JPY LIBOR plus a spread of (0.62)%	3 Month USD LIBOR	$(1,061)
54,302,000	JPY	1/22/2018	GS	3 Month JPY LIBOR plus a spread of (0.62)%	3 Month USD LIBOR	(1,022)
54,302,000	JPY	1/25/2018	GS	3 Month JPY LIBOR plus a spread of (0.62)%	3 Month USD LIBOR	(1,004)
54,302,000	JPY	1/26/2018	GS	3 Month JPY LIBOR plus a spread of (0.62)%	3 Month USD LIBOR	(965)
54,302,000	JPY	1/28/2018	GS	3 Month JPY LIBOR plus a spread of (0.62)%	3 Month USD LIBOR	(1,021)
54,302,000	JPY	2/1/2018	GS	3 Month JPY LIBOR plus a spread of (0.62)%	3 Month USD LIBOR	(886)
54,302,000	JPY	2/2/2018	GS	3 Month JPY LIBOR plus a spread of (0.62)%	3 Month USD LIBOR	(881)
54,302,000	JPY	2/5/2018	GS	3 Month JPY LIBOR plus a spread of (0.62)%	3 Month USD LIBOR	(866)
54,302,000	JPY	2/8/2018	GS	3 Month JPY LIBOR plus a spread of (0.62)%	3 Month USD LIBOR	(788)
54,302,000	JPY	2/9/2018	GS	3 Month JPY LIBOR plus a spread of (0.62)%	3 Month USD LIBOR	(787)
448,526,000	JPY	3/9/2018	GS	3 Month JPY LIBOR plus a spread of (0.60)%	3 Month USD LIBOR	(15,933)
450,933,000	JPY	3/10/2018	GS	3 Month JPY LIBOR plus a spread of (0.59)%	3 Month USD LIBOR	(17,038)
243,412,000	JPY	3/14/2018	GS	3 Month JPY LIBOR plus a spread of (0.58)%	3 Month USD LIBOR	(9,216)
351,524,000	JPY	4/28/2020	GS	3 Month USD LIBOR	3 Month JPY LIBOR plus a spread of (0.91)%	(4,247)
294,705,000	JPY	5/6/2020	GS	3 Month USD LIBOR	3 Month JPY LIBOR plus a spread of (0.90)%	(2,944)
273,924,000	JPY	5/9/2020	GS	3 Month USD LIBOR	3 Month JPY LIBOR plus a spread of (0.86)%	1,107
528,063,000	JPY	5/9/2020	GS	3 Month USD LIBOR	3 Month JPY LIBOR plus a spread of (0.88)%	(1,248)
342,638,000	JPY	5/26/2020	GS	3 Month USD LIBOR	3 Month JPY LIBOR plus a spread of (0.86)%	(107)
747,139,000	JPY	5/27/2020	GS	3 Month USD LIBOR	3 Month JPY LIBOR plus a spread of (0.84)%	4,403

						$(54,504)

					Premiums to (Pay) Receive	$(2,911)

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Forward Starting Cross-Currency Basis Swaps

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays [1]	Fund Receives [2]	Net Unrealized Appreciation/ (Depreciation)
97,954,000	JPY	11/1/2016	11/1/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$(780)
97,954,000	JPY	11/2/2016	11/2/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(781)
97,954,000	JPY	11/3/2016	11/3/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(905)
97,954,000	JPY	11/7/2016	11/7/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(670)
97,954,000	JPY	11/8/2016	11/8/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(800)
59,358,000	JPY	11/9/2016	11/9/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(342)
59,358,000	JPY	11/10/2016	11/10/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(453)
59,358,000	JPY	11/14/2016	11/14/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(345)
59,358,000	JPY	11/15/2016	11/15/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(349)
59,358,000	JPY	11/16/2016	11/16/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(350)
90,136,000	JPY	11/17/2016	11/17/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(993)
90,136,000	JPY	11/18/2016	11/18/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(947)
90,136,000	JPY	11/21/2016	11/21/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(887)
90,136,000	JPY	11/22/2016	11/22/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(933)
90,136,000	JPY	11/25/2016	11/25/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(959)
75,203,000	JPY	11/28/2016	11/28/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(428)
75,203,000	JPY	11/29/2016	11/29/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(428)
75,203,000	JPY	11/30/2016	11/30/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(427)
75,203,000	JPY	12/1/2016	12/1/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(517)
75,203,000	JPY	12/2/2016	12/2/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(477)
75,203,000	JPY	12/5/2016	12/5/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(560)
75,203,000	JPY	12/6/2016	12/6/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(560)
75,203,000	JPY	12/7/2016	12/7/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(561)
75,203,000	JPY	12/8/2016	12/8/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(653)
75,203,000	JPY	12/9/2016	12/9/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(612)
90,243,000	JPY	12/12/2016	12/12/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(915)
90,243,000	JPY	12/13/2016	12/13/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(913)
90,243,000	JPY	12/14/2016	12/14/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(913)
90,243,000	JPY	12/15/2016	12/15/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(1,023)
90,243,000	JPY	12/16/2016	12/16/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(973)
59,358,000	JPY	1/10/2017	1/10/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(442)
59,358,000	JPY	1/11/2017	1/11/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(445)
59,358,000	JPY	1/12/2017	1/12/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(518)
59,358,000	JPY	1/13/2017	1/13/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(486)
59,358,000	JPY	1/17/2017	1/17/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(459)
97,954,000	JPY	1/18/2017	1/18/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(978)
59,159,000	JPY	1/18/2017	1/18/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(707)
97,954,000	JPY	1/19/2017	1/19/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(1,163)
97,954,000	JPY	1/20/2017	1/20/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(1,110)
97,954,000	JPY	1/23/2017	1/23/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(996)
97,954,000	JPY	1/24/2017	1/24/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(999)
59,159,000	JPY	1/24/2017	1/24/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(721)
59,159,000	JPY	1/25/2017	1/25/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(721)
59,159,000	JPY	1/26/2017	1/26/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(797)
59,159,000	JPY	1/30/2017	1/30/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(734)

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Forward Starting Cross-Currency Basis Swaps — continued

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays [1]	Fund Receives [2]	Net Unrealized Appreciation/ (Depreciation)
36,825,000	JPY	1/31/2017	1/31/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$(728)
36,825,000	JPY	2/1/2017	2/1/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(729)
36,825,000	JPY	2/2/2017	2/2/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(774)
36,825,000	JPY	2/6/2017	2/6/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(733)
36,825,000	JPY	2/7/2017	2/7/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(733)
36,825,000	JPY	2/8/2017	2/8/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(732)
36,825,000	JPY	2/9/2017	2/9/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(777)
36,825,000	JPY	2/13/2017	2/13/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(737)
36,825,000	JPY	2/14/2017	2/14/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(737)
36,825,000	JPY	2/15/2017	2/15/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(737)
28,343,000	JPY	2/21/2017	2/21/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(612)
28,343,000	JPY	2/21/2017	2/21/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(612)
28,343,000	JPY	2/22/2017	2/22/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(612)
28,343,000	JPY	2/22/2017	2/22/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(612)
28,343,000	JPY	2/23/2017	2/23/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(646)
28,343,000	JPY	2/23/2017	2/23/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(646)
28,343,000	JPY	2/27/2017	2/27/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(616)
28,343,000	JPY	2/27/2017	2/27/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(616)
28,343,000	JPY	3/1/2017	3/1/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(616)
28,343,000	JPY	3/1/2017	3/1/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(616)
28,343,000	JPY	3/2/2017	3/2/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(652)
28,343,000	JPY	3/2/2017	3/2/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(652)
221,270,000	JPY	3/3/2017	3/3/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(5,400)
28,343,000	JPY	3/6/2017	3/6/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(617)
28,343,000	JPY	3/6/2017	3/6/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(617)
207,120,000	JPY	3/6/2017	3/6/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(4,975)
28,343,000	JPY	3/7/2017	3/7/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(617)
28,343,000	JPY	3/7/2017	3/7/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(617)
28,343,000	JPY	3/8/2017	3/8/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(618)
28,343,000	JPY	3/8/2017	3/8/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(618)
28,343,000	JPY	3/9/2017	3/9/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(653)
28,343,000	JPY	3/9/2017	3/9/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(653)
51,308,000	JPY	3/10/2017	3/10/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(1,465)
51,308,000	JPY	3/13/2017	3/13/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(1,434)
51,308,000	JPY	3/14/2017	3/14/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(1,434)
51,308,000	JPY	3/15/2017	3/15/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(1,435)
51,308,000	JPY	3/16/2017	3/16/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(1,500)
323,800,000	JPY	3/21/2017	3/21/2019	GS	3 Month USD LIBOR	3 Month JPY LIBOR	(8,926)
427,700,000	JPY	3/22/2017	3/22/2019	GS	3 Month USD LIBOR	3 Month JPY LIBOR	(10,631)
524,400,000	JPY	3/23/2017	3/23/2019	GS	3 Month USD LIBOR	3 Month JPY LIBOR	(11,526)
51,308,000	JPY	3/27/2017	3/27/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(1,454)
51,308,000	JPY	3/28/2017	3/28/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(1,456)
849,120,000	JPY	3/29/2017	3/29/2019	GS	3 Month USD LIBOR	3 Month JPY LIBOR	(19,034)
51,308,000	JPY	3/29/2017	3/29/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(1,459)
586,500,000	JPY	3/30/2017	3/30/2019	GS	3 Month USD LIBOR	3 Month JPY LIBOR	(12,186)

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Forward Starting Cross-Currency Basis Swaps — continued

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays [1]	Fund Receives [2]	Net Unrealized Appreciation/ (Depreciation)
51,308,000	JPY	4/3/2017	4/3/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$(1,466)
51,308,000	JPY	4/4/2017	4/4/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(1,469)
56,687,000	JPY	1/9/2018	1/9/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,253)
56,687,000	JPY	1/10/2018	1/10/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,256)
56,687,000	JPY	1/16/2018	1/16/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,262)
56,687,000	JPY	1/17/2018	1/17/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,265)
56,687,000	JPY	1/23/2018	1/23/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,273)
70,822,000	JPY	1/24/2018	1/24/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,216)
70,822,000	JPY	1/25/2018	1/25/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,315)
70,822,000	JPY	1/29/2018	1/29/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,227)
70,822,000	JPY	1/30/2018	1/30/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,229)
70,822,000	JPY	1/31/2018	1/31/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,230)
70,822,000	JPY	2/1/2018	2/1/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,329)
71,281,000	JPY	2/5/2018	2/5/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,728)
71,281,000	JPY	2/6/2018	2/6/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,730)
71,281,000	JPY	2/7/2018	2/7/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,732)
71,281,000	JPY	2/8/2018	2/8/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,832)
71,281,000	JPY	2/14/2018	2/14/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,750)
71,281,000	JPY	2/20/2018	2/20/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,769)
56,687,000	JPY	2/21/2018	2/21/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,223)
56,687,000	JPY	2/22/2018	2/22/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,304)
56,687,000	JPY	2/26/2018	2/26/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,238)
56,687,000	JPY	2/27/2018	2/27/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,241)
56,687,000	JPY	2/28/2018	2/28/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,245)
56,687,000	JPY	3/1/2018	3/1/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,292)
9,775,000	EUR	3/2/2018	3/2/2020	GS	3 Month USD LIBOR	3 Month EURIBOR	18,440
56,687,000	JPY	3/5/2018	3/5/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,262)
5,260,000	EUR	3/6/2017	3/6/2020	GS	3 Month USD LIBOR	3 Month EURIBOR	11,664
56,687,000	JPY	3/6/2018	3/6/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,265)
56,687,000	JPY	3/7/2018	3/7/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,346)
56,687,000	JPY	3/9/2018	3/9/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,274)
3,374,000	EUR	3/10/2017	3/10/2020	GS	3 Month USD LIBOR	3 Month EURIBOR	4,048
64,702,000	JPY	3/12/2018	3/12/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,467)
64,702,000	JPY	3/13/2018	3/13/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,470)
64,702,000	JPY	3/14/2018	3/14/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,562)
3,571,000	EUR	3/16/2017	3/16/2020	GS	3 Month USD LIBOR	3 Month EURIBOR	(3,921)
64,702,000	JPY	3/19/2018	3/19/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,488)
64,702,000	JPY	3/26/2018	3/26/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,513)
64,702,000	JPY	3/27/2018	3/27/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,517)
64,702,000	JPY	3/28/2018	3/28/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,613)
64,702,000	JPY	4/3/2018	4/3/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,539)
64,702,000	JPY	4/9/2018	4/9/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,117)
64,702,000	JPY	4/16/2018	4/16/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,142)
64,702,000	JPY	4/17/2018	4/17/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,147)
64,702,000	JPY	4/20/2018	4/20/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,159)

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Forward Starting Cross-Currency Basis Swaps — continued

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays [1]	Fund Receives [2]	Net Unrealized Appreciation/ (Depreciation)
64,702,000	JPY	4/23/2018	4/23/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$(3,170)
64,702,000	JPY	4/24/2018	4/24/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,174)
64,702,000	JPY	4/25/2018	4/25/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,269)
44,830,000	JPY	5/11/2018	5/11/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(1,772)
44,830,000	JPY	5/14/2018	5/14/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(1,780)
44,830,000	JPY	5/15/2018	5/15/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(1,783)
44,830,000	JPY	5/16/2018	5/16/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(1,851)
44,830,000	JPY	5/21/2018	5/21/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(1,801)
44,830,000	JPY	5/22/2018	5/22/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(1,804)
44,830,000	JPY	5/29/2018	5/29/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(1,827)
44,830,000	JPY	6/1/2018	6/1/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(1,837)
7,902,000	EUR	1/27/2021	1/27/2024	GS	3 Month USD LIBOR	3 Month EURIBOR	60,038
1,477,000	EUR	4/27/2018	4/27/2024	GS	3 Month EURIBOR	3 Month USD LIBOR	2,884
2,816,000	EUR	4/30/2018	4/30/2024	GS	3 Month EURIBOR	3 Month USD LIBOR	6,721
1,454,000	EUR	4/30/2018	4/30/2024	GS	3 Month EURIBOR	3 Month USD LIBOR	3,473
5,970,000	EUR	5/2/2018	5/2/2024	GS	3 Month EURIBOR	3 Month USD LIBOR	13,178
4,861,000	EUR	1/23/2020	1/23/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	66,190
3,979,000	EUR	1/24/2022	1/24/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	40,748
4,533,000	EUR	1/29/2020	1/29/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	55,104
2,335,000	EUR	1/30/2020	1/30/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	30,228
6,020,000	EUR	2/3/2020	2/3/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	81,625
2,385,000	EUR	2/11/2020	2/11/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	30,335
552,000	EUR	3/13/2020	3/13/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	1,010
1,039,000	EUR	5/12/2020	5/12/2025	GS	3 Month EURIBOR	3 Month USD LIBOR	3,154
1,532,000	EUR	3/19/2018	3/19/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	21,929
461,000	EUR	3/21/2018	3/21/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	4,407
559,000	EUR	3/21/2018	3/21/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	5,344
877,000	EUR	3/29/2018	3/29/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	4,892
1,537,000	EUR	4/25/2018	4/25/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	(1,293)
1,684,000	EUR	4/26/2021	4/26/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	(2,832)
626,000	EUR	4/26/2018	4/26/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	(66)
2,006,000	EUR	4/26/2021	4/26/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	(3,085)

							$164,412

						Premiums to (Pay) Receive	$(147,313)

[1]	For JPY LIBOR, Fund pays 3 month JPY LIBOR adjusted by a spread. Spreads range from (0.58)% to (0.81)%.
For EURIBOR, Fund pays 3 month EURIBOR adjusted by a spread. Spreads range from (0.41)% to (0.54)%.
[2]	For JPY LIBOR, Fund receives 3 month JPY LIBOR adjusted by a spread. Spreads range from (0.96)% to (0.99)%.
For EURIBOR, Fund receives 3 month EURIBOR adjusted by a spread. Spreads range from (0.16)% to (0.44)%.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
3,890,000	EUR	11/28/2016	CSS (e)	Receive	0.10%	3 Month EURIBOR	$7,604
10,113,000	EUR	3/21/2018	CSS (e)	Receive	(0.22)%	3 Month EURIBOR	14,150
1,045,000	EUR	12/16/2020	CSS (e)	Receive	0.37%	6 Month EURIBOR	21,411
665,000	USD	12/16/2020	CSS (e)	(Pay)	1.92%	3 Month USD LIBOR	(18,354)
3,231,000	AUD	6/16/2021	CSS (e)	Receive	2.53%	6 Month AUD BBSW	43,663
11,040,000	SEK	6/16/2021	CSS (e)	Receive	0.51%	3 Month SEK STIBOR	15,193
4,623,000	SEK	6/16/2021	CSS (e)	Receive	0.50%	3 Month SEK STIBOR	6,223
9,814,000	SEK	6/16/2021	CSS (e)	Receive	0.42%	3 Month SEK STIBOR	8,650
3,602,000	MXN	10/28/2024	BCI (e)	Receive	6.13%	TIIE	(336)
222,000	AUD	11/6/2024	BCI (e)	Receive	4.35%	6 Month AUD BBSW	12,639
1,900,000	AUD	11/7/2024	BCI (e)	Receive	4.31%	6 Month AUD BBSW	105,955
2,100,000	AUD	11/13/2024	BCI (e)	Receive	4.31%	6 Month AUD BBSW	116,662
859,000	AUD	5/7/2025	BCI (e)	Receive	3.76%	6 Month AUD BBSW	30,143
1,083,000	AUD	5/8/2025	BCI (e)	Receive	3.78%	6 Month AUD BBSW	38,775
551,000	AUD	5/8/2025	BCI (e)	Receive	3.80%	6 Month AUD BBSW	20,038
628,000	AUD	5/11/2025	BCI (e)	Receive	3.71%	6 Month AUD BBSW	21,035
657,000	AUD	6/10/2025	BCI (e)	(Pay)	3.99%	6 Month AUD BBSW	(27,679)
108,000	AUD	7/9/2025	CSS (e)	(Pay)	3.87%	6 Month AUD BBSW	(4,080)
665,000	AUD	7/10/2025	CSS (e)	(Pay)	3.80%	6 Month AUD BBSW	(23,678)
2,853,000	AUD	8/13/2025	CSS (e)	(Pay)	3.69%	6 Month AUD BBSW	(90,249)
2,810,000	AUD	10/6/2025	CSS (e)	(Pay)	3.40%	6 Month AUD BBSW	(61,008)
604,000	EUR	11/24/2025	CSS (e)	Receive	0.81%	6 Month EURIBOR	20,619
571,875	EUR	12/16/2025	CSS (e)	Receive	0.69%	6 Month EURIBOR	11,766
2,500,000	EUR	12/17/2025	CSS (e)	(Pay)	1.87%	6 Month EURIBOR	(123,645)
1,630,000	EUR	12/17/2025	CSS (e)	Receive	1.85%	6 Month EURIBOR	78,445
960,000	GBP	12/17/2025	CSS (e)	Receive	1.81%	6 Month GBP LIBOR	(2,634)
568,000	GBP	12/17/2025	CSS (e)	Receive	1.85%	6 Month GBP LIBOR	(102)
675,000	GBP	12/17/2025	CSS (e)	(Pay)	2.32%	6 Month GBP LIBOR	(21,366)
1,066,000	USD	12/17/2025	CSS (e)	(Pay)	2.43%	3 Month USD LIBOR	(71,667)
18,923,000	MXN	1/27/2026	CSS (e)	Receive	6.05%	TIIE	(19,142)
7,254,000	MXN	5/12/2026	CSS (e)	Receive	6.36%	TIIE	1,545
580,000	GBP	6/17/2026	CSS (e)	(Pay)	2.15%	6 Month GBP LIBOR	(9,259)
177,000	GBP	2/17/2027	CSS (e)	(Pay)	1.39%	6 Month GBP LIBOR	5,047
29,000	EUR	5/22/2027	CSS (e)	(Pay)	0.81%	6 Month EURIBOR	(296)
76,000	EUR	8/21/2027	CSS (e)	(Pay)	0.79%	6 Month EURIBOR	(250)
38,000	EUR	11/22/2027	CSS (e)	(Pay)	0.86%	6 Month EURIBOR	(229)
48,000	EUR	11/22/2027	CSS (e)	(Pay)	0.93%	6 Month EURIBOR	(635)
795,000	EUR	12/18/2030	CSS (e)	(Pay)	1.61%	6 Month EURIBOR	3,682
2,420,000	EUR	12/18/2030	CSS (e)	Receive	2.34%	6 Month EURIBOR	80,187
489,000	GBP	12/18/2030	CSS (e)	Receive	2.47%	6 Month GBP LIBOR	9,922
28,000	EUR	6/18/2031	CSS (e)	(Pay)	0.97%	6 Month EURIBOR	(215)
42,000	EUR	6/18/2031	CSS (e)	(Pay)	0.95%	6 Month EURIBOR	(175)
149,000	EUR	6/18/2031	CSS (e)	(Pay)	0.89%	6 Month EURIBOR	850
101,000	EUR	12/17/2031	CSS (e)	(Pay)	0.94%	6 Month EURIBOR	693
392,000	GBP	3/17/2032	CSS (e)	(Pay)	1.72%	6 Month GBP LIBOR	3,496
113,000	GBP	6/16/2032	CSS (e)	(Pay)	1.67%	6 Month GBP LIBOR	2,516
405,000	USD	12/19/2035	CSS (e)	(Pay)	2.72%	3 Month USD LIBOR	(44,541)
604,000	EUR	11/24/2045	CSS (e)	(Pay)	1.28%	6 Month EURIBOR	(28,808)

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Interest Rate Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
1,300,000	EUR	12/20/2045	CSS (e)	(Pay)	1.48%	6 Month EURIBOR	$(16,097)
239,000	EUR	12/20/2045	CSS (e)	(Pay)	1.34%	6 Month EURIBOR	1,458
695,000	EUR	12/20/2045	CSS (e)	(Pay)	1.80%	6 Month EURIBOR	(38,846)
704,000	EUR	12/20/2045	CSS (e)	(Pay)	1.87%	6 Month EURIBOR	(45,475)
717,000	EUR	12/20/2045	CSS (e)	Receive	1.85%	6 Month EURIBOR	44,767
789,000	EUR	12/20/2045	CSS (e)	Receive	1.84%	6 Month EURIBOR	47,560
3,540,000	EUR	12/20/2045	CSS (e)	Receive	1.92%	6 Month EURIBOR	255,893
539,000	GBP	12/20/2045	CSS (e)	Receive	1.66%	6 Month GBP LIBOR	(2,490)
322,000	GBP	12/20/2045	CSS (e)	Receive	1.68%	6 Month GBP LIBOR	(614)
335,000	GBP	12/20/2045	CSS (e)	Receive	1.66%	6 Month GBP LIBOR	(1,677)
434,000	GBP	12/20/2045	CSS (e)	Receive	1.66%	6 Month GBP LIBOR	(1,822)
631,000	GBP	12/20/2045	CSS (e)	(Pay)	2.30%	6 Month GBP LIBOR	(59,831)
533,000	GBP	12/20/2045	CSS (e)	(Pay)	2.25%	6 Month GBP LIBOR	(46,040)
767,000	GBP	12/20/2045	CSS (e)	(Pay)	2.07%	6 Month GBP LIBOR	(44,868)
637,000	GBP	12/20/2045	CSS (e)	Receive	1.70%	6 Month GBP LIBOR	1,054
470,000	GBP	12/20/2045	CSS (e)	Receive	1.61%	6 Month GBP LIBOR	(5,483)
638,000	GBP	12/20/2045	CSS (e)	Receive	1.74%	6 Month GBP LIBOR	4,959
470,000	GBP	12/20/2045	CSS (e)	Receive	2.22%	6 Month GBP LIBOR	38,851
1,028,000	GBP	12/20/2045	CSS (e)	Receive	2.20%	6 Month GBP LIBOR	81,632
287,000	EUR	6/20/2046	CSS (e)	(Pay)	1.33%	6 Month EURIBOR	1,402
443,000	EUR	6/20/2046	CSS (e)	(Pay)	1.31%	6 Month EURIBOR	3,678
1,019,000	EUR	6/20/2046	CSS (e)	Receive	1.25%	6 Month EURIBOR	(16,383)
895,000	EUR	6/20/2046	CSS (e)	Receive	1.42%	6 Month EURIBOR	6,725
688,000	EUR	12/19/2046	CSS (e)	(Pay)	1.13%	6 Month EURIBOR	19,625
790,000	GBP	2/17/2047	CSS (e)	(Pay)	1.63%	6 Month GBP LIBOR	23,580
2,773,000	GBP	3/20/2047	CSS (e)	(Pay)	1.67%	6 Month GBP LIBOR	(17,712)
172,000	EUR	5/20/2047	CSS (e)	(Pay)	1.41%	6 Month EURIBOR	952
631,000	GBP	6/19/2047	CSS (e)	(Pay)	1.63%	6 Month GBP LIBOR	(943)
401,000	EUR	8/23/2047	CSS (e)	(Pay)	1.25%	6 Month EURIBOR	13,534
172,000	EUR	11/22/2047	CSS (e)	(Pay)	1.37%	6 Month EURIBOR	1,895
153,000	EUR	11/22/2047	CSS (e)	(Pay)	1.43%	6 Month EURIBOR	(40)
1,914,000	EUR	3/18/2048	CSS (e)	(Pay)	1.13%	6 Month EURIBOR	44,248

							$426,053

						Premiums to (Pay) Receive	$(6,702)

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of May 31, 2016, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Notes to Schedule of Investments:

AUD BBSW - Bank Bill Swap Reference Rate denominated in Australian Dollar.

EURIBOR - Euro Interbank Offered Rate

GBP LIBOR - London Interbank Offered Rate denominated in British Pounds.

JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen.

OTC - Over-the-Counter

Reg S - Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

SIFMA - Securities Industry and Financial Markets Association

TIIE - Tasa de Interes Interbacaria de Equilibrio - 28 - Day Interbank Equilibrium Interest Rate - Mexico

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

(a)	The rate disclosed is the 7 day net yield as of May 31, 2016.

(b)	The rate shown represents yield-to-maturity.

(c)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(d)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees.

(e)	Swap was cleared through the CME Group.

Counterparty Abbreviations:

BCI - Barclays Capital Inc.

BCLY - Barclays Bank plc

BOA - Bank of America, N.A.

CSS - Credit Suisse Securities (USA) LLC

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

AUD - Australian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

MXN - Mexican Peso

SEK - Swedish Krona

USD - United States Dollar

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 93.0%

	Asset-Backed Securities — 91.7%
	Auto Retail Prime — 1.2%
4,500,000	California Republic Auto Receivables Trust, Series 12-1, Class C, 144A, 3.00%, due 01/15/20	4,518,824
13,120,000	California Republic Auto Receivables Trust, Series 13-1, Class C, 144A, 3.25%, due 03/16/20	13,239,317
985,600	California Republic Auto Receivables Trust, Series 14-1, Class C, 3.40%, due 12/15/20	978,155

	Total Auto Retail Prime	18,736,296

	Auto Retail Subprime — 9.2%
11,430,000	AmeriCredit Automobile Receivables Trust, Series 12-2, Class E, 144A, 4.85%, due 08/08/19	11,468,394
3,500,000	AmeriCredit Automobile Receivables Trust, Series 13-1, Class E, 144A, 2.64%, due 07/08/20	3,488,961
9,000,000	AmeriCredit Automobile Receivables Trust, Series 13-3, Class E, 144A, 3.74%, due 12/08/20	9,118,002
13,720,000	AmeriCredit Automobile Receivables Trust, Series 14-2, Class E, 3.37%, due 11/08/21	13,616,699
2,804,000	CarFinance Capital Auto Trust, Series 13-1A, Class D, 144A, 4.68%, due 11/15/19	2,822,990
1,755,000	CarFinance Capital Auto Trust, Series 13-2A, Class D, 144A, 5.93%, due 08/15/19	1,785,505
2,592,000	CarFinance Capital Auto Trust, Series 14-1A, Class C, 144A, 3.45%, due 04/15/20	2,585,212
1,330,000	CarFinance Capital Auto Trust, Series 14-1A, Class D, 144A, 4.90%, due 04/15/20	1,320,730
4,130,000	CFC LLC, Series 14-2A, Class E, 144A, 5.36%, due 11/15/21	3,968,921
4,000,000	CPS Auto Receivables Trust, Series 14-A, Class C, 144A, 3.29%, due 02/18/20	3,963,437
1,500,000	CPS Auto Receivables Trust, Series 14-A, Class D, 144A, 5.11%, due 02/18/20	1,445,391
53,178	CPS Auto Trust, Series 12-A, Class C, 144A, 6.51%, due 06/17/19	53,363
422,672	CPS Auto Trust, Series 12-D, Class D, 144A, 4.82%, due 03/16/20	422,041
742,064	CPS Auto Trust, Series 13-A, Class D, 144A, 4.41%, due 06/15/20	737,413
52,931	CPS Auto Trust, Series 13-A, Class E, 144A, 6.41%, due 06/15/20	52,909
3,858,138	CPS Auto Trust, Series 13-B, Class D, 144A, 4.66%, due 09/15/20	3,836,256
232,648	CPS Auto Trust, Series 13-B, Class E, 144A, 6.41%, due 09/15/20	232,588
13,858,187	DT Auto Owner Trust, Series 13-1A, Class D, 144A, 3.74%, due 05/15/20	13,951,657

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Auto Retail Subprime — continued
7,783,096	DT Auto Owner Trust, Series 13-2A, Class D, 144A, 4.18%, due 06/15/20	7,860,408
4,400,000	DT Auto Owner Trust, Series 15-2A, Class D, 144A, 4.25%, due 02/15/22	4,340,948
20,000,000	Exeter Automobile Receivables Trust, Series 13-2A, Class D, 144A, 6.81%, due 08/17/20	20,438,314
6,000,000	Exeter Automobile Receivables Trust, Series 14-1A, Class C, 144A, 3.57%, due 07/15/19	6,044,531
12,000,000	Exeter Automobile Receivables Trust, Series 14-1A, Class D, 144A, 5.53%, due 02/16/21	12,123,276
5,000,000	Exeter Automobile Receivables Trust, Series 14-2A, Class C, 144A, 3.26%, due 12/16/19	5,025,547
4,875,000	Exeter Automobile Receivables Trust, Series 14-2A, Class D, 144A, 4.93%, due 12/15/20	4,800,428
3,000,000	First Investors Auto Owner Trust, Series 12-2A, Class D, 144A, 3.79%, due 09/16/19	3,019,548
1,746,385	Flagship Credit Auto Trust, Series 12-1, Class C, 144A, 4.93%, due 05/15/18	1,757,094
1,938,500	Flagship Credit Auto Trust, Series 13-1, Class D, 144A, 5.38%, due 07/15/20	1,928,498
1,144,000	Flagship Credit Auto Trust, Series 13-2, Class C, 144A, 4.42%, due 12/16/19	1,148,664
3,000,000	Flagship Credit Auto Trust, Series 14-1, Class C, 144A, 3.34%, due 04/15/20	2,935,679
1,500,000	Flagship Credit Auto Trust, Series 14-1, Class D, 144A, 4.83%, due 06/15/20	1,471,626
1,400,000	Flagship Credit Auto Trust, Series 14-1, Class E, 144A, 5.71%, due 08/16/21	1,366,132

	Total Auto Retail Subprime	149,131,162

	Business Equipment Loans — 0.9%
1,000,000	Ascentium Equipment Receivables, Series 14-1A, Class C, 144A, 2.46%, due 11/13/18	1,001,628
2,580,000	Ascentium Equipment Receivables, Series 14-1A, Class D, 144A, 3.10%, due 06/10/21	2,581,401
352,500	LEAF Receivables Funding 9 LLC, Series 13-1, Class B, 144A, 2.80%, due 09/15/21	351,803
2,841,000	LEAF Receivables Funding 9 LLC, Series 13-1, Class D, 144A, 5.11%, due 09/15/21	2,843,360
5,700,000	LEAF Receivables Funding 9 LLC, Series 13-1, Class E1, 144A, 6.00%, due 09/15/21	5,881,687
2,282,000	LEAF Receivables Funding 9 LLC, Series 13-1, Class E2, 144A, 6.00%, due 09/15/21	2,264,428

	Total Business Equipment Loans	14,924,307

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Collateralized Loan Obligations — 18.1%
37,276,500	Arrowpoint CLO Ltd., Series 15-4A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.55%, 2.18%, due 04/18/27	37,276,202
9,451,913	Atrium CDO Corp., Series 5A, Class A3A, 144A, Variable Rate, 3 mo. LIBOR + .24%, 0.88%, due 07/20/20	9,400,400
1,408,000	Atrium V, Series 5A, Class D, 144A, Variable Rate, 3 mo. LIBOR + 3.70%, 4.34%, due 07/20/20	1,408,598
3,520,000	Atrium V, Series 5X, Class D, Reg. S, Variable Rate, 3 mo. LIBOR + 3.70%, 4.34%, due 07/20/20	3,521,496
1,277,206	Babson CLO Ltd., Series 07-1A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .22%, 0.86%, due 01/18/21	1,264,868
2,461,391	Babson CLO Ltd., Series 07-1A, Class A2A, 144A, Variable Rate, 3 mo. LIBOR + .21%, 0.85%, due 01/18/21	2,457,901
3,750,000	Babson CLO Ltd., Series 16-1A, Class E, 144A, Variable Rate, 3 mo. LIBOR + 6.55%, 7.17%, due 04/23/27	3,389,636
3,668,165	Carlyle High Yield Partners IX Ltd., Series 06-9A, Class A2, 144A, Variable Rate, 3 mo. LIBOR + .22%, 0.85%, due 08/01/21	3,644,373
22,137,082	Centurion CDO 9 Ltd., Series 05-9A, Class A1B, 144A, Variable Rate, 3 mo. LIBOR + .25%, 0.88%, due 07/17/19	21,860,833
1,875,000	CIFC Funding Ltd., Series 11-1A, Class C, 144A, Variable Rate, 3 mo. LIBOR + 3.10%, 3.73%, due 01/19/23	1,875,317
13,200,000	CIFC Funding Ltd., Series 13-4X, Class C1, 144A, Variable Rate, 3 mo. LIBOR + 3.25%, 3.92%, due 11/27/24	13,200,673
3,965,000	CIFC Funding Ltd., Series 15-4A, Class D, 144A, Variable Rate, 3 mo. LIBOR + 5.50%, 6.13%, due 10/20/27	3,304,312
3,750,000	CIFC Funding Ltd., Series 15-5A, Class D, 144A, Variable Rate, 3 mo. LIBOR + 6.30%, 6.94%, due 10/25/27	3,345,113
13,015,223	Franklin CLO V Ltd., Series 5A, Class B, 144A, Variable Rate, 3 mo. LIBOR + .45%, 1.08%, due 06/15/18	12,971,309
22,060,804	Franklin CLO VI Ltd., Series 6A, Class A, 144A, Variable Rate, 3 mo. LIBOR + .23%, 0.86%, due 08/09/19	21,559,494
2,640,000	Galaxy XI CLO Ltd., Series 11-11A, Class D, 144A, Variable Rate, 3 mo. LIBOR + 3.65%, 4.29%, due 08/20/22	2,604,336
2,860,000	Gale Force 4 CLO Ltd., Series 07-4A, Class D, 144A, Variable Rate, 3 mo. LIBOR + 3.50%, 4.14%, due 08/20/21	2,831,174
3,520,000	GoldenTree Loan Opportunities III Ltd., Series 07-3A, Class C, 144A, Variable Rate, 3 mo. LIBOR + 1.25%, 1.89%, due 05/01/22	3,402,270
28,020,000	Jamestown CLO Ltd., Series 15-6A, Class A1A, 144A, Variable Rate, 3 mo. LIBOR + 1.60%, 2.24%, due 02/20/27	28,019,860

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Collateralized Loan Obligations — continued
9,592,000	Kingsland IV Ltd., Series 07-4X, Class B, Reg. S, Variable Rate, 3 mo. LIBOR + .40%, 1.03%, due 04/16/21	9,199,169
22,307,000	Madison Park Funding X Ltd., Series 12-10A, Class A2, 144A, Variable Rate, 3 mo. LIBOR + 1.40%, 2.03%, due 01/20/25	22,306,844
3,520,000	Magnetite VI Ltd., Series 12-6A, Class CR, 144A, Variable Rate, 3 mo. LIBOR + 2.60%, 3.23%, due 09/15/23	3,491,868
3,021,040	MSIM Peconic Bay Ltd., Series 07-1A, Class D, 144A, Variable Rate, 3 mo. LIBOR + 3.25%, 3.88%, due 07/20/19	3,019,868
5,025,426	Nautique Funding Ltd., Series 06-1A, Class A1B, 144A, Variable Rate, 1 mo. LIBOR + .25%, 0.68%, due 04/15/20	4,991,490
9,775,823	Rockwall CDO II Ltd., Series 07-1A, Class A1LA, 144A, Variable Rate, 3 mo. LIBOR + .25%, 0.89%, due 08/01/24	9,578,977
8,800,000	Shasta CLO Ltd., Series 07-1X, Class A2L, Reg. S, Variable Rate, 3 mo. LIBOR + .40%, 1.03%, due 04/20/21	8,612,516
3,750,000	Shinnecock CLO, Series 06-1A, Class B, 144A, Variable Rate, 3 mo. LIBOR + .48%, 1.11%, due 07/15/18	3,685,493
1,584,000	Stewart Park CLO Ltd., Series 15-1A, Class E, 144A, Variable Rate, 3 mo. LIBOR + 5.45%, 6.08%, due 04/15/26	1,329,307
2,666,000	Symphony CLO VII Ltd., Series 11-7A, Class D, 144A, Variable Rate, 3 mo. LIBOR + 3.20%, 3.83%, due 07/28/21	2,657,306
4,840,000	Symphony CLO VII Ltd., Series 11-7A, Class E, 144A, Variable Rate, 3 mo. LIBOR + 3.60%, 4.23%, due 07/28/21	4,829,241
5,250,000	Voya CLO Ltd., Series 16-1A, Class D, 144A, Variable Rate, 3 mo. LIBOR + 6.55%, 7.17%, due 01/20/27	4,736,587
36,880,000	West CLO Ltd., Series 14-2A, Class A1A, 144A, Variable Rate, 3 mo. LIBOR + 1.55%, 2.18%, due 01/16/27	36,808,416

	Total Collateralized Loan Obligations	292,585,247

	Commercial Mortgage-Backed Securities — 19.2%
7,510,519	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .36%, 0.81%, due 04/25/34	7,043,969
1,072,854	Bayview Commercial Asset Trust, Series 04-1, Class M1, 144A, Variable Rate, 1 mo. LIBOR + .84%, 1.01%, due 04/25/34	994,761
596,635	Bayview Commercial Asset Trust, Series 04-1, Class M2, 144A, Variable Rate, 1 mo. LIBOR + 1.80%, 1.65%, due 04/25/34	564,082
7,525,157	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .37%, 0.82%, due 01/25/35	6,676,352

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Commercial Mortgage-Backed Securities — continued
9,212,130	Bayview Commercial Asset Trust, Series 05-2A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .31%, 0.76%, due 08/25/35	7,917,171
11,035,716	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .39%, 0.84%, due 01/25/36	9,383,035
11,142,306	Bayview Commercial Asset Trust, Series 06-2A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .28%, 0.73%, due 07/25/36	9,378,272
1,299,358	Bayview Commercial Asset Trust, Series 06-3A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .30%, 0.75%, due 10/25/36	1,047,793
21,531,407	Bayview Commercial Asset Trust, Series 07-2A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .27%, 0.72%, due 07/25/37	18,090,585
6,980,861	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .24%, 0.69%, due 07/25/37	5,832,391
3,298,007	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + 1.30%, 1.75%, due 12/25/37	3,689,237
4,406,000	Bear Stearns Commercial Mortgage Securities Trust, Series 05-PWR9, Class E, Variable Rate, 5.14%, due 09/11/42	4,189,531
3,074,400	Citigroup Commercial Mortgage Trust, Series 04-C2, Class H, 144A, Variable Rate, 6.04%, due 10/15/41	2,978,546
743,196	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .44%, 0.89%, due 10/25/30	675,529
11,274,006	Commercial Mortgage Pass-Through Certificates, Series 10-C1, Class D, 144A, Variable Rate, 6.30%, due 07/10/46	12,177,244
11,250,000	Commercial Mortgage Trust, Series 07-GG9, Class AJ, Variable Rate, 5.51%, due 03/10/39	9,938,414
4,686,000	Core Industrial Trust, Series 15-CALW, Class A, 144A, 3.29%, due 02/10/37	4,835,964
13,384,000	Core Industrial Trust, Series 15-WEST, Class A, 144A, Variable Rate, 3.04%, due 02/10/34	13,839,447
32,957,000	Core Industrial Trust, Series 15-WEST, Class E, 144A, Variable Rate, 4.37%, due 02/10/37	30,213,696
5,850,267	Credit Suisse First Boston Mortgage Securities Corp., Series 05-C2, Class AMFL, Variable Rate, 1 mo. LIBOR + .25%, 0.68%, due 04/15/37	4,684,892
2,482,541	Credit Suisse First Boston Mortgage Securities Corp., Series 05-C2, Class AMFX, 4.88%, due 04/15/37	2,285,271

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Commercial Mortgage-Backed Securities — continued
7,500,000	Eleven Madison Mortgage Trust, Series 15-11MD, Class A, 144A, Variable Rate, 3.67%, due 09/r10/35	7,986,379
1,412,274	GE Business Loan Trust, Series 05-2A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .24%, 0.67%, due 11/15/33	1,350,876
4,789,929	GE Business Loan Trust, Series 06-2A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .18%, 0.61%, due 11/15/34	4,527,531
9,971,025	GE Business Loan Trust, Series 07-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .17%, 0.60%, due 04/16/35	9,165,234
10,191,740	GE Business Loan Trust, Series 07-1A, Class D, 144A, Variable Rate, 1 mo. LIBOR + 1.00%, 1.43%, due 04/16/35	8,564,210
11,464,357	GS Mortgage Securities Corp., Series 06-CC1, Class A, 144A, Variable Rate, 5.40%, due 03/21/46	6,964,597
8,801,500	GS Mortgage Securities Corp., Series 11-GC3, Class D, 144A, Variable Rate, 5.82%, due 03/10/44	9,304,966
13,230,000	GS Mortgage Securities Corp. Trust, Series 16-RENT, Class E, 144A, Variable Rate, 4.20%, due 02/10/29	12,163,719
6,600,000	GS Mortgage Securities Trust, Series 16-GS2, Class D, 2.75%, due 05/10/49	4,540,800
23,617,189	Hilton USA Trust, Series 13-HLF, Class EFL, 144A, Variable Rate, 1 mo. LIBOR + 3.75%, 4.19%, due 11/05/30	23,536,338
4,837,406	Hilton USA Trust, Series 13-HLT, Class EFX, 144A, Variable Rate, 4.60%, due 11/05/30	4,846,947
3,000,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 04-C3, Class H, 144A, Variable Rate, 5.46%, due 01/15/42	2,784,369
3,682,500	JP Morgan Chase Commercial Mortgage Securities Corp., Series 05-CB11, Class G, 144A, Variable Rate, 5.68%, due 08/12/37	3,544,376
4,272,630	JP Morgan Chase Commercial Mortgage Securities Trust, Series 13-C13, Class D, 144A, Variable Rate, 4.05%, due 01/15/46	3,749,559
12,507,113	JPMBB Commercial Mortgage Securities Trust, Series 14-C22, Class A4, 3.80%, due 09/15/47	13,435,063
7,247,500	LB-UBS Commercial Mortgage Trust, Series 05-C7, Class F, Variable Rate, 5.35%, due 11/15/40	7,021,495
10,466,171	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 0.70%, due 02/25/30	9,664,688
1,404,016	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 0.70%, due 09/25/30	1,309,303

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Commercial Mortgage-Backed Securities — continued
4,982,730	Lehman Brothers Small Balance Commercial, Series 06-1A, Class M1, 144A, Variable Rate, 1 mo. LIBOR + .31%, 0.76%, due 04/25/31	4,409,472
4,402,000	Liberty Street Trust, Series 16-225L, Class D, 144A, 4.80%, due 02/10/36	4,441,168
8,249,250	ML-CFC Commercial Mortgage Trust, Series 06-4, Class AJ, 5.24%, due 12/12/49	8,199,368
3,465,981	Velocity Commercial Capital Loan Trust, Series 15-1, Class AFL, 144A, Variable Rate, 1 mo. LIBOR + 2.43%, 2.88%, due 06/25/45	3,483,311

	Total Commercial Mortgage-Backed Securities	311,429,951

	Consumer Loans — 0.2%
4,000,000	Springleaf Funding Trust, Series 14-AA, Class C, 144A, 4.45%, due 12/15/22	3,937,826

	Insured Residential Mortgage-Backed Securities — 0.3%
4,866,458	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, Variable Rate, 1 mo. LIBOR + .15%, 0.58%, due 06/15/37	3,957,491
1,671,972	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, Variable Rate, 1 mo. LIBOR + .23%, 0.94%, due 10/25/34 ¿	1,543,775
20,596	Lehman ABS Corp., Series 04-2, Class A, AMBAC, Variable Rate, 1 mo. LIBOR + .22%, 0.89%, due 06/25/34 ¿	19,511

	Total Insured Residential Mortgage-Backed Securities	5,520,777

	Other — 0.7%
11,076,242	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, Variable Rate 1 mo. LIBOR + .48%, 0.91%, due 05/15/24	1,882,961
10,490,644	Greenpoint Manufactured Housing, Series 98-1, Class 2A, Variable Rate, 1 mo. LIBOR + .57%, 1.00%, due 05/15/28	9,466,413

	Total Other	11,349,374

	Residential Mortgage-Backed Securities - Other — 5.1%
1,921,310	ACE Securities Corp., Series 06-ASL1, Class A, Variable Rate, 1 mo. LIBOR + .28%, 0.73%, due 02/25/36 ¿	1,077,518

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Mortgage-Backed Securities - Other — continued
2,397,619	ACE Securities Corp., Series 06-SL1, Class A, Variable Rate, 1 mo. LIBOR + .32%, 0.77%, due 09/25/35	1,375,723
12,965,428	American Home Mortgage Investment Trust, Series 06-3, Class 4A, Variable Rate, 1 mo. LIBOR + .19%, 0.64%, due 11/25/35	3,941,631
354,215	Banc of America Funding Corp., Series 12-R4, Class A, 144A, Variable Rate, 1 mo. LIBOR + .26%, 0.70%, due 03/04/39	353,082
5,044,613	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .50%, 1.45%, due 05/28/39	3,359,073
5,298,405	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .65%, 1.75%, due 05/28/39	2,809,310
11,140,135	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .50%, 1.44%, due 02/28/40	8,527,583
2,358,522	BCMSC Trust, Series 00-A, Class A4, Variable Rate, 8.29%, due 06/15/30	1,295,658
2,238,445	BCMSC Trust, Series 99-A, Class M1, Variable Rate, 6.79%, due 03/15/29	1,801,338
1,171,584	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, Variable Rate, 1 mo. LIBOR + .32%, 0.77%, due 02/25/37	1,922,282
24,541,786	LSTAR Securities Investment Trust, Series 14-2, Class A, 144A, Variable Rate, 1 mo. LIBOR + 2.00%, 2.44%, due 12/01/21	24,173,659
4,864,612	Master Second Lien Trust, Series 06-1, Class A, Variable Rate, 1 mo. LIBOR + .32%, 0.77%, due 03/25/36	1,192,336
1,145,894	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 0.69%, due 02/26/34	1,007,918
12,017,325	Oakwood Mortgage Investors, Inc., Series 99-C, Class A2, 7.48%, due 08/15/27	11,986,639
19,245,721	Residential Funding Mortgage Securities, Series 06-HI4, Class A4, 5.72%, due 09/25/36	15,386,546
15,310,085	Soundview Home Loan Trust, Series 06-A, Class A, Variable Rate, 1 mo. LIBOR + .38%, 0.83% due 11/25/35	2,806,700

	Total Residential Mortgage-Backed Securities - Other	83,016,996

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Mortgage-Backed Securities - Prime — 6.0%
11,223,468	Adjustable Rate Mortgage Trust, Series 05-4, Class 6A1, Variable Rate, 3.16%, due 08/25/35	9,805,839
5,764,005	BCAP LLC Trust, Series 09-RR13, Class 16A2, 144A, Variable Rate, 3.01%, due 09/26/35	5,039,993
6,754,936	BCAP LLC Trust, Series 12-RR11, Class 3A3, 144A, Variable Rate, 7.91%, due 04/26/36	5,466,954
7,309,063	BCAP LLC Trust, Series 12-RR11, Class 5A3, 144A, Variable Rate, 7.59%, due 04/26/37	5,251,118
8,628,522	Bear Stearns ALT-A Trust, Series 05-7, Class 21A1, Variable Rate, 2.87%, due 09/25/35	7,678,618
2,961,834	Chase Mortgage Finance Trust, Series 05-A1, Class 3A1, Variable Rate, 2.70%, due 12/25/35	2,674,430
4,517,685	Chase Mortgage Finance Trust, Series 07-A1, Class 11M1, Variable Rate, 2.75%, due 03/25/37	4,088,839
11,867,280	Citigroup Mortgage Loan Trust, Inc., Series 06-AR2, Class 1A2, Variable Rate, 2.93%, due 03/25/36	11,128,074
5,233,216	IndyMac INDA Mortgage Loan Trust, Series 06-AR3, Class 1A1, Variable Rate, 2.96%, due 12/25/36	4,568,149
16,573,682	JP Morgan Resecuritization Trust, Series 09-11, Class 5A2, 144A, Variable Rate, 2.74%, due 09/26/36	15,019,349
6,322,843	Merrill Lynch Mortgage Backed Securities Trust, Series 07-1, Class 1A1, Variable Rate, 3.12%, due 04/25/37	5,660,587
9,633,337	RBSSP Resecuritization Trust, Series 09-6, Class 3A2, 144A, Variable Rate, 1 mo. LIBOR + .17%, 2.68%, due 01/26/36	8,224,105
4,184,740	WaMu Mortgage Pass-Through Certificates, Series 05-AR10, Class 1A3, Variable Rate, 2.50%, due 09/25/35	4,037,588
5,303,294	WaMu Mortgage Pass-Through Certificates, Series 07-HY2, Class 2A1, Variable Rate, 2.59%, due 11/25/36	4,719,869
4,180,544	Wells Fargo Mortgage Backed Securities Trust, Series 07-8, Class 1A13, Variable Rate, 1 mo. LIBOR + .37%, 0.82%, due 07/25/37	3,535,401

	Total Residential Mortgage-Backed Securities - Prime	96,898,913

	Residential Mortgage-Backed Securities - Subprime — 7.9%
5,728,876	ACE Securities Corp., Series 06-OP1, Class A2C, Variable Rate, 1 mo. LIBOR + .15%, 0.60%, due 04/25/36	5,396,316
360,730	Argent Securities, Inc., Series 04-W8, Class A5, Variable Rate, 1 mo. LIBOR + 1.04%, 1.49%, due 05/25/34	359,455

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Mortgage-Backed Securities - Subprime — continued
9,007,561	Bear Stearns Asset-Backed Securities, Inc., Series 07-AQ1, Class A1, Variable Rate, 1 mo. LIBOR + .11%, 0.56%, due 04/25/31	9,096,296
3,711,890	Carrington Mortgage Loan Trust, Series 06-RFC1, Class A3, Variable Rate, 0.15%, due 05/25/36	3,565,396
971,310	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, Variable Rate, 1 mo. LIBOR + .38%, 0.83%, due 12/25/33	935,970
3,663,989	Citigroup Mortgage Loan Trust, Inc., Series 07-AMC4, Class A2B, Variable Rate, 1 mo. LIBOR + .14%, 0.59%, due 05/25/37	3,626,792
6,986,058	Countrywide Asset-Backed Certificates, Series 05-17, Class 4AV3, Variable Rate, 1 mo. LIBOR + .38%, 0.82%, due 05/25/36	6,786,654
19,661,163	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, Variable Rate, 1 mo. LIBOR + .14%, 0.59%, due 02/25/37	19,214,356
447,649	Equity One ABS, Inc., Series 04-1, Class AV2, Variable Rate, 1 mo. LIBOR + .60%, 1.05%, due 04/25/34 ¿	373,078
4,288,124	First NLC Trust, Series 05-4, Class A3, Variable Rate, 1 mo. LIBOR + .27%, 0.72%, due 02/25/36	4,229,583
320,363	Fremont Home Loan Trust, Series 06-A, Class 1A2, Variable Rate, 1 mo. LIBOR + .20%, 0.64%, due 05/25/36	10,327
7,690,765	GE-WMC Mortgage Securities, Series 06-1, Class A2B, Variable Rate, 1 mo. LIBOR + .15%, 0.60%, due 08/25/36	4,072,499
4,158,330	Home Equity Asset Trust, Series 07-3, Class 2A2, Variable Rate, 1 mo. LIBOR + .18%, 0.63%, due 08/25/37	4,115,524
609,776	JP Morgan Mortgage Acquisition Corp., Series 07-CH3, Class A3, Variable Rate, 1 mo. LIBOR + .15%, 0.60%, due 03/25/37	605,067
19,662,136	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, Variable Rate, 1 mo. LIBOR + .15%, 0.60%, due 08/25/36	8,461,590
5,069,386	Meritage Mortgage Loan Trust, Series 05-2, Class M2, Variable Rate, 1 mo. LIBOR + .75%, 1.20%, due 11/25/35	4,956,203
3,914,675	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, Variable Rate, 1 mo. LIBOR + .12%, 0.57%, due 02/25/37	1,742,393
230,693	Morgan Stanley Capital, Inc., Series 06-NC3, Class A2C, Variable Rate 1 mo. LIBOR + .17%, 0.62%, due 03/25/36 ¿	229,573
11,058,124	Morgan Stanley Resecuritization Trust, Series 14-R8, Class 2A, 144A, Variable Rate, 1 mo. LIBOR + .16%, 0.60%, due 06/26/47	10,341,937
5,245,032	Nationstar Home Equity Loan Trust, Series 07-B, Class 2AV2, Variable Rate, 1 mo. LIBOR + .18%, 0.63%, due 04/25/37	5,173,158
19,205,000	Nomura Home Equity Loan, Inc., Series 06-HE1, Class M1, Variable Rate, 1 mo. LIBOR + .41%, 0.86%, due 02/25/36	17,663,634

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Mortgage-Backed Securities - Subprime — continued
765,568	Nomura Home Equity Loan, Inc., Series 06-HE3, Class 2A3, Variable Rate, 1 mo. LIBOR + .15%, 0.60%, due 07/25/36	652,636
5,777,042	OWNIT Mortgage Loan Asset-Backed, Series 06-3, Class A2C, Variable Rate, 1 mo. LIBOR + .17%, 0.62%, due 03/25/37	5,560,799
5,990,751	Residential Asset Mortgage Products, Inc., Series 07-RZ1, Class A2, Variable Rate, 1 mo. LIBOR + .16%, 0.61%, due 02/25/37	5,466,610
4,858,289	Securitized Asset-Backed Receivables LLC, Series 06-NC2, Class A3, Variable Rate, 1 mo. LIBOR + .24%, 0.69%, due 03/25/36	4,249,955
1,682,786	Structured Asset Investment Loan Trust, Series 06-1, Class A3, Variable Rate, 1 mo. LIBOR + .20%, 0.65%, due 01/25/36	1,651,337

	Total Residential Mortgage-Backed Securities-Subprime	128,537,138

	Residential Mortgage-Backed Securities - Alt-A — 4.5%
3,744,632	Adjustable Rate Mortgage Trust, Series 05-1, Class 5M1, Variable Rate, 1 mo. LIBOR + 1.05%, 1.50%, due 05/25/35	3,485,542
2,730,748	Alternative Loan Trust, Series 03-18CB, Class 1A1, 5.25%, due 09/25/33	2,747,262
3,511,176	Alternative Loan Trust, Series 06-28CB, Class A1, Variable Rate, 1 mo. LIBOR + .70%, 1.15%, due 10/25/36	2,106,626
3,530,545	Alternative Loan Trust, Series 06-7CB, Class 1A1, Variable Rate, 1 mo. LIBOR + .70%, 1.15%, due 05/25/36	2,065,408
12,836,251	BCAP LLC Trust, Series 12-RR2, Class 1A2, 144A, Variable Rate, 1 mo. LIBOR + .17%, 0.61%, due 08/26/36	12,131,053
6,587,085	BCAP LLC Trust, Series 12-RR7, Class 1A2, 144A, Variable Rate, 1 mo. LIBOR + .17%, 0.61%, due 08/26/36	6,216,280
9,089,390	Bear Stearns ALT-A Trust, Series 05-4, Class 24A1, Variable Rate, 2.92%, due 05/25/35	8,840,997
3,555,674	Bear Stearns ARM Trust, Series 07-1, Class 2A1, Variable Rate, 2.94%, due 02/25/47	2,918,350
10,955,467	Citigroup Mortgage Loan Trust, Inc., Series 06-AR5, Class 2A2A, Variable Rate, 2.78%, due 07/25/36	8,667,614
4,765,530	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 05-AR1, Class 1A1, Variable Rate, 1 mo. LIBOR + .31%, 0.76%, due 08/25/35	3,648,142
4,161,215	Washington Mutual Mortgage Pass-Through, Series 05-7, Class 2CB1, 5.50%, due 08/25/35	4,113,620
13,320,181	Washington Mutual Mortgage Pass-Through, Series 06-AR10, Class A2A, Variable Rate, 1 mo. LIBOR + .17%, 0.62%, due 12/25/36	10,154,273

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Mortgage-Backed Securitie - Alt-A — continued
4,990,984	Wells Fargo Mortgage Backed Securities Trust, Series 05-AR14, Class A4, Variable Rate, 2.76%, due 08/25/35	4,972,646

	Total Residential Mortgage-Backed Securities — Alt-A	72,067,813

	Student Loans — 16.2%
7,294,535	Collegiate Funding Services Education Loan Trust, Series 05-B, Class B, Variable Rate, 3 mo. LIBOR + .32%, 0.95%, due 03/28/35	6,510,372
25,090,320	KeyCorp Student Loan Trust, Series 06-A, Class 2B, Variable Rate, 3 mo. LIBOR + .48%, 1.11%, due 12/27/41	19,809,048
5,962,500	National Collegiate II Commutation Trust, Series 07-4, Class A3R3, Variable Rate, 3.97%, due 03/25/38	2,623,500
3,750,000	National Collegiate II Commutation Trust, Series 07-3, Class A3R3, Variable Rate, 3.97%, due 03/25/38	1,650,000
11,852,139	National Collegiate Student Loan Trust, Series 05-2, Class A4, Variable Rate, 1 mo. LIBOR + .27%, 0.72%, due 09/25/29	11,190,866
5,972,562	National Collegiate Student Loan Trust, Series 05-3, Class A4, Variable Rate, 1 mo. LIBOR + .28%, 0.73%, due 04/25/29	5,902,742
2,450,000	National Collegiate Student Loan Trust, Series 06-3, Class A4, Variable Rate, 1 mo. LIBOR + .27%, 0.72%, due 03/26/29	2,221,741
2,060,558	National Collegiate Student Loan Trust, Series 07-1, Class A2, Variable Rate, 1 mo. LIBOR + .13%, 0.58%, due 11/27/28	2,055,276
6,848,758	National Collegiate Student Loan Trust, Series 06-2, Class A3, Variable Rate, 1 mo. LIBOR + .21%, 0.66%, due 11/25/27	6,620,515
33,614,627	National Collegiate Student Loan Trust, Series 06-1, Class A4, Variable Rate, 1 mo. LIBOR + .25%, 0.70%, due 03/27/28	32,601,267
48,998,000	National Collegiate Student Loan Trust, Series 07-1, Class A3, Variable Rate, 1 mo. LIBOR + .24%, 0.69%, due 07/25/30	44,666,003
5,280,000	National Collegiate Student Loan Trust, Series 06-3, Class A5, Variable Rate, 1 mo. LIBOR + .32%, 0.77%, due 10/27/31	3,360,839
75,000	National Collegiate Student Loan Trust, Series 07-4, Class A3A7, Variable Rate, 3.95%, due 03/25/38	50,250
7,050,000	National Collegiate Student Loan Trust, Series 06-4, Class A4, Variable Rate, 1 mo. LIBOR + .31%, 0.76%, due 05/25/32	4,451,122
31,458,000	SLC Student Loan Trust, Series 06-A, Class C, Variable Rate, 3 mo. LIBOR + .45%, 1.08%, due 07/15/36	27,406,222
3,217,719	SLM Private Credit Student Loan Trust, Series 04-B, Class B, Variable Rate, 3 mo. LIBOR + .47%, 1.10%, due 09/15/33	2,949,909
7,019,149	SLM Private Credit Student Loan Trust, Series 05-A, Class B, Variable Rate, 3 mo. LIBOR + .28%, 0.91%, due 12/15/38	6,305,354

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Student Loans — continued
6,961,795	SLM Private Credit Student Loan Trust, Series 05-B, Class B, Variable Rate, 3 mo. LIBOR + .40%, 1.03%, due 06/15/39	6,218,344
3,280,000	SLM Private Credit Student Loan Trust, Series 05-B, Class A4, Variable Rate, 3 mo. LIBOR + .33%, 0.96%, due 06/15/39	2,870,891
12,122,679	SLM Student Loan Trust, Series 04-A, Class A3, Variable Rate, 3 mo. LIBOR + .40%, 1.03%, due 06/15/33	11,301,282
2,854,593	SLM Student Loan Trust, Series 04-A, Class B, Variable Rate, 3 mo. LIBOR + .58%, 1.21%, due 06/15/33	2,705,402
8,500,000	SLM Student Loan Trust, Series 04-B, Class A3, Variable Rate, 3 mo. LIBOR + .33%, 0.96%, due 03/15/24	7,933,191
9,000,000	SLM Student Loan Trust, Series 04-B, Class A4, Variable Rate, 3 mo. LIBOR + .43%, 1.06%, due 09/15/33	7,796,338
13,485,140	SLM Student Loan Trust, Series 05-A, Class A3, Variable Rate, 3 mo. LIBOR + .20%, 0.83%, due 06/15/23	12,971,206
6,046,559	SLM Student Loan Trust, Series 06-C, Class A4, Variable Rate, 3 mo. LIBOR + .17%, 0.80%, due 03/15/23	5,999,190
11,283,998	SLM Student Loan Trust, Series 10-A, Class 2A, 144A, Variable Rate, 1 mo. LIBOR + 3.25%, 3.68%, due 05/16/44	11,598,283
7,000,000	SLM Student Loan Trust, Series 14-A, Class B, 144A, 3.50%, due 11/15/44	6,823,957
6,000,000	SLM Student Loan Trust, Series 11-B, Class A3, 144A, Variable Rate, 1 mo. LIBOR + 2.25%, 2.68%, due 06/16/42	6,099,990

	Total Student Loans	262,693,100

	Time Share — 2.2%
543,439	BXG Receivables Note Trust, Series 10-A, Class B, 144A, 7.50%, due 03/02/26	554,447
3,560,358	BXG Receivables Note Trust, Series 13-A, Class B, 144A, 4.00%, due 12/04/28	3,576,452
3,827,488	Diamond Resorts Owner Trust, Series 13-2, Class A, 144A, 2.27%, due 05/20/26	3,803,588
1,387,464	Diamond Resorts Owner Trust, Series 13-2, Class B, 144A, 2.62%, due 05/20/26	1,378,440
2,746,938	Marriott Vacation Club Owner Trust, Series 12-1A, Class B, 144A, 3.50%, due 05/20/30	2,788,038
642,315	Orange Lake Timeshare Trust, Series 12-AA, Class B, 144A, 4.87%, due 03/10/27	653,883
1,318,900	Sierra Receivables Funding Co. LLC, Series 12-1A, Class B, 144A, 3.58%, due 11/20/28	1,324,156
2,708,329	Sierra Receivables Funding Co. LLC, Series 12-2A, Class B, 144A, 3.42%, due 03/20/29	2,718,949

Par Value ($) / Shares	Description	Value ($)
	Asset-Backed Securities — continued
	Time Share — continued
723,163	Sierra Receivables Funding Co. LLC, Series 12-3A, Class B, 144A, 2.66%, due 08/20/29	722,271
613,660	Sierra Receivables Funding Co. LLC, Series 13-2A, Class C, 144A, 4.75%, due 11/20/25	599,598
2,913,569	Silverleaf Finance LLC, Series 12-D, Class B, 144A, 4.45%, due 03/17/25	2,902,089
3,672,076	Silverleaf Finance LLC, Series 13-A, Class B, 144A, 3.67%, due 03/16/26	3,582,630
4,918,110	Welk Resorts LLC, Series 13-AA, Class A, 144A, 3.10%, due 03/15/29	4,916,866
1,674,672	Westgate Resorts LLC, Series 13-1A, Class B, 144A, 3.75%, due 08/20/25	1,671,215
1,635,263	Westgate Resorts LLC, Series 14-AA, Class A, 144A, 6.25%, due 10/20/26	1,629,212
3,161,894	Westgate Resorts LLC, Series 15-2A, Class A, 144A, 3.20%, due 07/20/28	3,155,836

	Total Time Share	35,977,670

	Total Asset-Backed Securities	1,486,806,570

	U.S. Government Agency — 1.3%
483,939	Agency for International Development Floater (Support of Jamaica), Variable Rate, 3 mo. LIBOR + .30%, 0.94%, due 10/01/18 (a)	477,902
7,875,000	Agency for International Development Floater (Support of Morocco), Variable Rate, 6 mo. LIBOR + .15%, 1.05%, due 10/29/26 (a)	7,555,208
8,887,500	Agency for International Development Floater (Support of Morocco), Variable Rate, 6 mo. LIBOR – .02%, 0.87%, due 02/01/25 (a)	8,528,046
5,287,500	Agency for International Development Floater (Support of Tunisia), Variable Rate, 6 mo. LIBOR, 0.84%, due 07/01/23 (a)	5,115,353

	Total U.S. Government Agency	21,676,509

	TOTAL DEBT OBLIGATIONS (COST $1,530,632,073)	1,508,483,079

	MUTUAL FUNDS — 4.7%

	United States — 4.7%
	Affiliated Issuers — 4.7%
3,033,665	GMO U.S. Treasury Fund	75,841,624

	TOTAL MUTUAL FUNDS (COST $75,855,618)	75,841,624

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

OPTIONS PURCHASED — 0.0%

Principal Amount		Expiration Date	Description	Floating Rate Index	Pay/Receive Fixed Rate	Exercise Rate	Counterparty	Value ($)
			Options on Credit Default Swaps — 0.0%
USD	43,800,000	06/15/2016	CDX.NA.HY.26	Fixed Spread	Pay	101.00%	BOA	49,697
USD	87,900,000	06/15/2016	CDX.NA.IG.26	Fixed Spread	Pay	100.00%	CSI	6,301
USD	26,360,000	09/21/2016	CDX.NA.HY.26	Fixed Spread	Pay	100.00%	DB	343,813

								399,811

			TOTAL OPTIONS PURCHASED (COST $685,484)					399,811

Shares / Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 1.9%

	Money Market Funds — 0.8%
13,657,460	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.16% (b)	13,657,460

	U.S. Government — 1.1%
12,000,000	U.S. Treasury Bill, 0.28%, due 08/11/16 (c) (d)	11,993,508
5,000,000	U.S. Treasury Bill, 0.33%, due 09/22/16 (c)	4,994,850

	Total U.S. Government	16,988,358

	TOTAL SHORT-TERM INVESTMENTS (COST $30,642,978)	30,645,818

	TOTAL INVESTMENTS — 99.6% (Cost $1,637,816,153)	1,615,370,332
	Other Assets and Liabilities (net) — 0.4%	6,165,715

	TOTAL NET ASSETS — 100.0%	$1,621,536,047

A summary of outstanding financial instruments at May 31, 2016 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
08/22/2016	BCLY	EUR	1,478,111	USD	1,660,687	$11,484
08/22/2016	GS	EUR	1,478,110	USD	1,661,743	12,541
08/22/2016	MSCI	EUR	1,456,048	USD	1,636,059	11,473
08/22/2016	BCLY	USD	87,312	EUR	77,713	(604)
08/22/2016	GS	USD	87,368	EUR	77,713	(660)
08/22/2016	MSCI	USD	86,016	EUR	76,552	(603)

						$33,631

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Written Options

Written Options on Credit Default Swaps

Principal Amount		Expiration Date	Description	Floating Rate Index	Pay/Receive Fixed Rate	Exercise Rate	Counterparty	Premiums	Value ($)
USD	131,900,000	06/15/2016	CDX.NA.IG.26	Fixed Spread	Pay	120.00%	CSI	$46,165	$(3,034)
USD	43,800,000	08/17/2016	CDX.NA.HY.26	Fixed Spread	Pay	101.00%	BOA	617,580	(488,255)
USD	39,540,000	09/21/2016	CDX.NA.HY.26	Fixed Spread	Pay	93.00%	DB	207,585	(122,781)

								$871,330	$(614,070)

Swap Contracts

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)
17,540,000	USD	9/20/2016	GS	(Pay)	5.00%	1.83%	MBIA, Inc.	NA		$(344,758)
4,400,000	USD	12/20/2020	BOA	(Pay)	5.00%	5.00%	CDX.NA.HYS25.V1	NA		397,724
75,680,000	USD	12/20/2020	JPM	(Pay)	5.00%	1.00%	CDX.NA.HYS25.V1	NA		(14,749,955)
54,228,500	USD	12/20/2020	CSS (e)	(Pay)	1.00%	0.90%	CDX.NA.IGS25.V1	NA		(511,863)
4,400,000	USD	12/20/2020	BOA	(Pay)	1.00%	1.00%	CDX.NA.IGS25.V1	NA		603,396
88,035,000	EUR	12/20/2020	JPM	Receive	1.00%	1.11%	ITRAXX-EUROPES24V1-5Y	88,035,000	EUR	3,156,419
87,330,000	EUR	12/20/2020	BOA	Receive	1.00%	1.11%	ITRAXX-EUROPES24V1-5Y	87,330,000	EUR	3,131,142
87,685,000	EUR	12/20/2020	CSS (e)	(Pay)	1.00%	0.73%	ITRAXX-EUROPES24V1-5Y	NA		(1,411,050)
13,100,000	USD	6/20/2021	CSS (e)	(Pay)	5.00%	4.37%	CDX.NA.HYS26.V1	NA		(492,848)
58,398,000	EUR	6/20/2021	CSS (e)	(Pay)	1.00%	0.90%	ITRAXX-FINSENS25V1-5Y	NA		(463,218)
26,609,000	USD	1/17/2047	DB	(Pay)	1.00%	1.00%	CMBX.NA.AS.7	NA		807,269
13,270,000	USD	1/17/2047	MSCS	(Pay)	1.00%	1.00%	CMBX.NA.AS.7	NA		402,588
4,505,000	USD	1/17/2047	BOA	(Pay)	1.00%	1.00%	CMBX.NA.AS.7	NA		136,674
3,526,000	USD	1/17/2047	GS	(Pay)	3.00%	3.08%	CMBX.NA.BBB-.7	NA		366,447
4,400,000	USD	1/17/2047	GS	(Pay)	1.00%	1.00%	CMBX.NA.AS.7	NA		133,488
34,800,000	USD	1/17/2047	CSI	(Pay)	1.00%	1.00%	CMBX.NA.AS.7	NA		1,055,769
7,500,000	USD	10/17/2057	MSCS	(Pay)	1.00%	1.00%	CMBX.NA.AS.8	NA		359,451
9,024,000	USD	10/17/2057	CSI	(Pay)	1.00%	1.00%	CMBX.NA.AS.8	NA		432,491
1,800,000	USD	9/17/2058	GS	Receive	0.50%	0.50%	CMBX.NA.AAA.9	1,800,000	USD	(97,344)
4,400,000	USD	9/17/2058	DB	(Pay)	3.00%	3.00%	CMBX.NA.BBB-.9	NA		905,263
19,905,000	USD	9/17/2058	CSI	Receive	1.00%	1.00%	CMBX.NA.AAA.9	19,905,000	USD	(1,076,461)
14,963,600	USD	5/11/2063	GS	(Pay)	3.00%	3.00%	CMBX.NA.BBB-.6	NA		1,155,944
13,600,000	USD	5/11/2063	GS	(Pay)	5.00%	5.00%	CMBX.NA.BB.6	NA		1,798,766

										$(4,304,666)

							Premiums to (Pay) Receive			$5,108,268

^	Receive - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(Pay) - Fund pays a premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	As of May 31, 2016, implied credit spreads in absolute terms, calculated using a model, and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e., higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
300,000,000	USD	7/16/2016	CSS (f)	(Pay)	0.53%	3 Month USD LIBOR	$43,754
110,000,000	USD	9/21/2017	CSS (f)	(Pay)	1.00%	3 Month USD LIBOR	(20,907)
110,124,000	USD	9/21/2018	CSS (f)	(Pay)	1.25%	3 Month USD LIBOR	(292,102)
10,495,000	USD	3/10/2021	CSS (f)	(Pay)	1.27%	3 Month USD LIBOR	25,674
7,392,000	USD	3/16/2021	CSS (f)	(Pay)	1.75%	3 Month USD LIBOR	(148,186)
9,695,000	USD	4/4/2021	CSS (f)	(Pay)	1.18%	3 Month USD LIBOR	65,869
54,847,000	USD	9/21/2021	CSS (f)	(Pay)	1.50%	3 Month USD LIBOR	(245,533)
11,287,000	USD	3/14/2023	CSS (f)	(Pay)	1.51%	3 Month USD LIBOR	(17,338)
2,201,000	USD	3/16/2023	CSS (f)	(Pay)	1.95%	3 Month USD LIBOR	(66,307)
3,275,000	USD	3/16/2023	CSS (f)	(Pay)	1.60%	3 Month USD LIBOR	(24,224)
27,201,000	USD	4/16/2025	CSS (f)	(Pay)	2.00%	3 Month USD LIBOR	(823,386)
6,787,500	USD	9/17/2025	CSS (f)	(Pay)	2.26%	3 Month USD LIBOR	(350,437)
3,522,000	USD	3/16/2026	CSS (f)	(Pay)	2.25%	3 Month USD LIBOR	(178,853)
4,092,000	USD	5/19/2026	CSS (f)	(Pay)	1.65%	3 Month USD LIBOR	23,373
22,130,000	USD	9/21/2026	CSS (f)	(Pay)	1.75%	3 Month USD LIBOR	28,994

							$(1,979,609)

						Premiums to (Pay) Receive	$476,311

#	Receive - Fund receives fixed rate and pays variable rate. (Pay) - Fund pays fixed rate and receives variable rate.

As of May 31, 2016, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

CDO - Collateralized Debt Obligation

CLO - Collateralized Loan Obligation

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

Reg S - Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

The rates shown on variable rate notes are the current interest rates at May 31, 2016, which are subject to change based on the terms of the security.

¿	These securities are primarily backed by subprime mortgages.
(a)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees.

(b)	The rate disclosed is the 7 day net yield as of May 31, 2016.

(c)	The rate shown represents yield-to-maturity.

(d)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(e)	Swap was cleared through the Intercontinental Exchange, Inc.

(f)	Swap was cleared through the CME Group.

Counterparty Abbreviations:

BCLY - Barclays Bank plc BOA - Bank of America, N.A. CSI - Credit Suisse International CSS - Credit Suisse Securities (USA) LLC DB - Deutsche Bank AG	GS - Goldman Sachs International JPM - JPMorgan Chase Bank, N.A. MSCI - Morgan Stanley & Co. International PLC MSCS - Morgan Stanley Capital Services LLC

Currency Abbreviations:

EUR - Euro

USD - United States Dollar

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 88.3%

		Albania — 0.9%
		Foreign Government Obligations
USD	49,649,849	Republic of Albania Par Bond, Zero Coupon, due 08/31/25 (a) (b)	36,919,186

		Angola — 0.5%
		Foreign Government Obligations
USD	23,000,000	Republic of Angola, Reg S, 9.50%, due 11/12/25	22,338,750

		Argentina — 5.1%
		Foreign Government Obligations
USD	9,000,000	Province of Buenos Aires, Reg S, Step Up, 4.00%, due 05/15/35	6,007,500
USD	25,000,000	Republic of Argentina, 144A, 7.63%, due 04/22/46	25,562,500
EUR	8,008,646	Republic of Argentina Discount Bond, 7.82%, due 12/31/33	8,955,376
USD	10,786,557	Republic of Argentina Discount Bond, 8.28%, due 12/31/33	11,660,268
USD	40,308,593	Republic of Argentina Discount Bond, 8.28%, due 12/31/33	43,331,737
EUR	89,400,000	Republic of Argentina Par Bond, Step Up, 2.26%, due 12/31/38	60,428,593
EUR	73,680,000	Republic of Argentina Par Bond, 2.26%, due 12/31/38	49,802,894
USD	5,440,000	Republic of Argentina Par Bond, Step Up, 2.50%, due 12/31/38	3,359,200

		Total Argentina	209,108,068

		Armenia — 0.8%
		Foreign Government Obligations
USD	32,300,000	Republic of Armenia, Reg S, 7.15%, due 03/26/25	31,492,500

		Azerbaijan — 0.7%
		Foreign Government Agency — 0.2%
USD	7,500,000	State Oil Company of the Azerbaijan Republic, Reg S, 6.95%, due 03/18/30	7,256,250

		Foreign Government Obligations — 0.5%
USD	23,000,000	Republic of Azerbaijan International Bond, Reg S, 4.75%, due 03/18/24	22,137,500

		Total Azerbaijan	29,393,750

		Bahrain — 0.6%
		Foreign Government Obligations
USD	31,250,000	Bahrain Government International Bond, Reg S, 6.00%, due 09/19/44	24,218,750

		Belarus — 0.1%
		Foreign Government Obligations
USD	5,000,000	Republic of Belarus, Reg S, 8.95%, due 01/26/18	5,218,750

Par Value		Description	Value ($)
		Belize — 0.5%
		Foreign Government Obligations
USD	32,486,300	Republic of Belize, Reg S, Step Up, 5.00%, due 02/20/38	18,760,838

		Bosnia & Herzegovina — 0.1%
		Foreign Government Obligations
DEM	5,388,320	Bosnia & Herzegovina, Series A, 6 mo. DEM LIBOR + .81%, 0.81%, due 12/11/17	2,828,245

		Brazil — 3.2%
		Foreign Government Agency — 2.1%
GBP	23,420,000	Petrobras Global Finance BV, 6.25%, due 12/14/26	26,457,873
USD	89,000,000	Petrobras Global Finance BV, 6.85%, due 06/05/2115	59,897,000

			86,354,873

		Foreign Government Obligations — 1.1%
USD	21,897,000	Republic of Brazil, 7.13%, due 01/20/37	22,115,970
USD	22,435,000	Republic of Brazil, 8.25%, due 01/20/34	25,015,025

			47,130,995

		Total Brazil	133,485,868

		Cameroon — 0.6%
		Foreign Government Obligations
USD	24,000,000	Republic of Cameroon International Bond, Reg S, 9.50%, due 11/19/25	23,556,000

		Chile — 0.9%
		Corporate Debt — 0.5%
USD	17,000,000	Empresa Nacional de Electricidad SA, 8.13%, due 02/01/97	21,573,000

		Foreign Government Agency — 0.4%
USD	16,500,000	Corp Nacional del Cobre de Chile, Reg S, 4.50%, due 09/16/25	16,688,430

		Total Chile	38,261,430

		China — 0.8%
		Foreign Government Agency
USD	33,000,000	Export-Import Bank of China via Avi Funding Co. Ltd. (The), Reg S, 3.80%, due 09/16/25	34,691,250

		Colombia — 1.5%
		Foreign Government Agency — 0.8%
USD	32,500,000	Ecopetrol SA, 7.38%, due 09/18/43	30,290,000

		Foreign Government Obligations — 0.7%
USD	25,000,000	Colombia Government International Bond, 5.63%, due 02/26/44	24,750,000
USD	3,800,000	Republic of Colombia, 11.85%, due 03/09/28 (b)	5,496,514

			30,246,514

		Total Colombia	60,536,514

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Par Value		Description	Value ($)
		Congo Republic (Brazzaville) — 1.6%
		Foreign Government Obligations
USD	91,247,728	Republic of Congo, Reg S, Series INTL, Step Up, 4.00%, due 06/30/29	64,666,809

		Costa Rica — 1.2%
		Foreign Government Agency — 0.2%
USD	15,045,000	Instituto Costarricense de Electricidad, Reg S, 6.38%, due 05/15/43	11,189,719

		Foreign Government Obligations — 1.0%
USD	43,400,000	Costa Rica Government International Bond, Reg S, 7.16%, due 03/12/45	40,036,500

		Total Costa Rica	51,226,219

		Croatia — 1.3%
		Foreign Government Obligations
USD	24,000,000	Croatia Government International Bond, Reg S, 5.50%, due 04/04/23	25,170,096
USD	19,470,000	Croatia Government International Bond, Reg S, 6.00%, due 01/26/24	21,027,600
USD	6,000,000	Croatia Government International Bond, Reg S, 6.38%, due 03/24/21	6,502,500

		Total Croatia	52,700,196

		Dominican Republic — 2.8%
		Asset-Backed Securities — 0.5%
USD	23,345,589	Autopistas Del Nordeste Ltd., Reg S, 9.39%, due 04/15/24 (b)	22,460,418

		Foreign Government Agency — 0.2%
USD	7,370,000	Banco de Reservas de la Republica Dominicana, Reg S, 7.00%, due 02/01/23	7,298,917

		Foreign Government Obligations — 2.1%
USD	8,000,000	Dominican Republic, Reg S, 8.63%, due 04/20/27	9,100,000
USD	38,607,000	Dominican Republic Discount Bond, 6 mo. LIBOR + .81%, 1.81%, due 08/30/24	37,641,825
USD	29,000,000	Dominican Republic International Bond, Reg S, 6.85%, due 01/27/45	28,673,750
USD	10,000,000	Dominican Republic International Bond, Reg S, 7.45%, due 04/30/44	10,550,215

			85,965,790

		Total Dominican Republic	115,725,125

		Ecuador — 0.4%
		Foreign Government Obligations
USD	17,500,000	Ecuador Government International Bond, Reg S, 7.95%, due 06/20/24	15,513,750

		El Salvador — 0.3%
		Foreign Government Obligations
USD	13,203,000	El Salvador Government International Bond, Reg S, 7.63%, due 02/01/41	11,222,550

Par Value		Description	Value ($)
		Ethiopia — 0.3%
		Foreign Government Obligations
USD	14,000,000	Federal Democratic Republic of Ethiopia, Reg S, 6.63%, due 12/11/24	12,740,000

		Gabon — 0.8%
		Foreign Government Obligations
USD	35,500,000	Gabonese Republic, Reg S, 6.38%, due 12/12/24	29,598,125
USD	4,500,000	Gabonese Republic, Reg S, 6.95%, due 06/16/25	3,791,250

		Total Gabon	33,389,375

		Ghana — 0.5%
		Foreign Government Obligations
USD	8,000,000	Republic of Ghana, Reg S, 7.88%, due 08/07/23	6,572,000
USD	13,000,000	Republic of Ghana, Reg S, 10.75%, due 10/14/30	13,000,000

		Total Ghana	19,572,000

		Greece — 0.5%
		Foreign Government Obligations
EUR	28,882,000	Hellenic Republic Government Bond, Reg S, Step Up, 3.00%, due 02/24/36	20,365,143

		Grenada — 0.2%
		Foreign Government Obligations
USD	12,361,455	Grenada Government International Bond, Reg S, 5.31%, due 05/12/30	6,736,993

		Guatemala — 0.5%
		Foreign Government Obligations
USD	15,500,000	Republic of Guatemala, Reg S, 8.13%, due 10/06/34	19,762,500

		Honduras — 0.8%
		Foreign Government Obligations
USD	26,875,000	Honduras Government International Bond, Reg S, 7.50%, due 03/15/24	29,025,000
USD	2,000,000	Republic of Honduras, Reg S, 8.75%, due 12/16/20	2,255,000

		Total Honduras	31,280,000

		Hungary — 1.8%
		Foreign Government Obligations
USD	52,742,000	Hungary Government International Bond, 7.63%, due 03/29/41	74,027,616

		Iceland — 0.3%
		Foreign Government Obligations
USD	11,000,000	Iceland Government International Bond, Reg S, 5.88%, due 05/11/22	12,564,860

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Par Value		Description	Value ($)
		Indonesia — 3.3%
		Foreign Government Agency — 1.2%
USD	28,200,000	Majapahit Holding BV, Reg S, 7.88%, due 06/29/37	34,006,662
USD	14,400,000	Pertamina Persero PT, Reg S, 6.50%, due 05/27/41	14,652,000

			48,658,662

		Foreign Government Obligations — 2.1%
USD	35,780,000	Indonesia Government International Bond, Reg S, 5.25%, due 01/17/42	36,395,774
USD	43,091,000	Indonesia Government International Bond, Reg S, 6.63%, due 02/17/37	50,847,380

			87,243,154

		Total Indonesia	135,901,816

		Iraq — 0.3%
		Foreign Government Obligations
USD	15,000,000	Republic of Iraq, Reg S, 5.80%, due 01/15/28	10,927,500

		Israel — 1.1%
		Foreign Government Agency
JPY	2,500,000,000	Israel Electric Corp., Ltd., 4.10%, due 01/14/32	21,447,600
USD	7,243,000	Israel Electric Corp., Ltd., Reg S, 7.88%, due 12/15/26	8,682,546
USD	12,143,000	Israel Electric Corp., Ltd., Reg S, 8.10%, due 12/15/96	13,660,875

		Total Israel	43,791,021

		Ivory Coast — 0.6%
		Foreign Government Obligations
USD	25,265,000	Ivory Coast Government International Bond, Reg S, Step Up, 5.75%, due 12/31/32	22,801,662

		Jamaica — 0.4%
		Foreign Government Agency — 0.1%
USD	4,000,000	National Road Operating & Construction Co., Ltd., Reg S, 9.38%, due 11/10/24	4,640,000

		Foreign Government Obligations — 0.3%
USD	12,500,000	Jamaica Government International Bond, 7.88%, due 07/28/45	13,156,250

		Total Jamaica	17,796,250

		Jordan — 0.3%
		Foreign Government Obligations
USD	10,000,000	Jordan Government International Bond, Reg S, 6.13%, due 01/29/26	10,500,000

		Kazakhstan — 1.6%
		Foreign Government Obligations
USD	61,000,000	Kazakhstan Government International Bond, Reg S, 6.50%, due 07/21/45	65,803,750

Par Value		Description	Value ($)
		Kenya — 0.4%
		Foreign Government Obligations
USD	17,000,000	Kenya Government International Bond, Reg S, 6.88%, due 06/24/24	15,618,750

		Macedonia — 0.3%
		Foreign Government Obligations
EUR	11,000,000	FYR Macedonia, Reg S, 3.98%, due 07/24/21	11,810,783

		Malaysia — 0.6%
		Foreign Government Agency
USD	25,000,000	Petronas Capital, Ltd., Reg S, 4.50%, due 03/18/45	26,275,225

		Mexico — 8.6%
		Foreign Government Agency — 2.6%
USD	51,000,000	Pemex Project Funding Master Trust, 6.63%, due 06/15/35	49,719,900
USD	56,900,000	Petroleos Mexicanos, 5.63%, due 01/23/46	48,009,375
USD	10,500,000	Petroleos Mexicanos, 6.38%, due 01/23/45	9,730,350

			107,459,625

		Foreign Government Obligations — 6.0%
GBP	46,503,000	United Mexican States, 5.63%, due 03/19/14	62,314,967
USD	183,348,000	United Mexican States, 5.75%, due 10/12/2110	184,264,740

			246,579,707

		Total Mexico	354,039,332

		Mongolia — 0.4%
		Foreign Government Obligations
USD	18,600,000	Mongolia Government International Bond, Reg S, 5.13%, due 12/05/22	14,856,750

		Morocco — 0.7%
		Foreign Government Agency
USD	30,000,000	Office Cherifien des Phosphates SA, Reg S, 6.88%, due 04/25/44	30,300,000

		Mozambique — 0.1%
		Foreign Government Obligations
USD	4,500,000	Mozambique International Bond, 144A, 10.50%, due 01/18/23	3,370,500

		Nigeria — 0.3%
		Foreign Government Obligations
USD	8,400,000	Nigeria Government International Bond, Reg S, 6.38%, due 07/12/23	7,938,000
USD	6,100,000	Nigeria Government International Bond, Reg S, 6.75%, due 01/28/21	5,978,000

		Total Nigeria	13,916,000

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Par Value		Description	Value ($)
		Pakistan — 0.7%
		Foreign Government Obligations
USD	32,500,000	Islamic Republic of Pakistan, Reg S, 7.88%, due 03/31/36	29,622,440

		Panama — 1.4%
		Foreign Government Agency — 0.3%
USD	13,600,000	AES Panama SRL, Reg S, 6.00%, due 06/25/22	13,685,000

		Foreign Government Obligations — 1.1%
USD	12,000,000	Panama Government International Bond, 3.75%, due 03/16/25	12,210,000
USD	23,408,000	Panama Government International Bond, 4.30%, due 04/29/53 (d)	22,003,520
USD	7,295,000	Panama Government International Bond, 8.13%, due 04/28/34	9,738,825

			43,952,345

		Total Panama	57,637,345

		Paraguay — 0.3%
		Foreign Government Obligations
USD	11,000,000	Republic of Paraguay, Reg S, 6.10%, due 08/11/44	11,220,000

		Peru — 1.4%
		Foreign Government Agency — 0.2%
USD	12,452,000	Peru Enhanced Pass-Through Finance Ltd., Reg S, Zero Coupon, due 06/02/25	9,619,170
USD	5,000,000	Peru Par Bond, Series 30 Yr., Step Up, 4.00%, due 03/07/27 (b)	4,950,000
USD	39,120,000	Republic of Peru, 5.63%, due 11/18/50	44,499,000

			49,449,000

		Total Peru	59,068,170

		Philippines — 3.4%
		Foreign Government Agency — 2.5%
USD	25,651,000	Central Bank of Philippines, Series A, 8.60%, due 06/15/27	37,427,887
USD	40,550,000	National Power Corp., Global Bond, 9.63%, due 05/15/28	63,191,498

			100,619,385

		Foreign Government Obligations — 0.9%
USD	27,354,000	Republic of Philippines, 6.38%, due 01/15/32	38,037,378

		Total Philippines	138,656,763

		Poland — 0.3%
		Foreign Government Obligations
USD	12,500,000	Poland Government International Bond, 3.25%, due 04/06/26	12,534,500

Par Value		Description	Value ($)
		Qatar — 0.1%
		Foreign Government Obligations
USD	5,000,000	Qatar Government International Bond, Reg S, 5.75%, due 01/20/42	5,950,000

		Romania — 0.9%
		Foreign Government Obligations
EUR	14,000,000	Romanian Government International Bond, 144A, 2.88%, due 05/26/28	15,395,631
USD	16,894,000	Romanian Government International Bond, Reg S, 6.13%, due 01/22/44	20,336,152

		Total Romania	35,731,783

		Russia — 6.0%
		Foreign Government Agency — 2.5%
USD	30,000,000	Gazprom Neft OAO Via GPN Capital SA, Reg S, 4.38%, due 09/19/22	28,687,500
USD	38,800,000	Gazprom OAO Via Gaz Capital SA, Reg S, 8.63%, due 04/28/34	47,190,500
USD	26,000,000	Sberbank of Russia Via SB Capital SA, Reg S, 5.13%, due 10/29/22	25,740,000

			101,618,000

		Foreign Government Obligations — 3.5%
USD	64,800,000	Russian Foreign Bond, Reg S, 5.63%, due 04/04/42	67,878,000
USD	72,200,000	Russian Foreign Bond, Reg S, 5.88%, due 09/16/43	78,156,500

			146,034,500

		Total Russia	247,652,500

		Rwanda — 0.1%
		Foreign Government Obligations
USD	5,000,000	Rwanda International Government Bond, Reg S, 6.63%, due 05/02/23	4,858,575

		Senegal — 0.2%
		Foreign Government Obligations
USD	8,750,000	Republic of Senegal, Reg S, 8.75%, due 05/13/21	9,329,687

		Serbia — 0.8%
		Foreign Government Obligations
USD	4,367,078	Republic of Serbia, Reg S, Step Up, 6.75%, due 11/01/24	4,489,356
USD	24,000,000	Republic of Serbia, Reg S, 7.25%, due 09/28/21	27,330,000

		Total Serbia	31,819,356

		Slovenia — 0.0%
		Foreign Government Obligations
USD	1,558,000	Slovenia Government International Bond, Reg S, 5.85%, due 05/10/23	1,793,648

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Par Value		Description	Value ($)
		South Africa — 1.1%
		Foreign Government Agency — 0.5%
ZAR	163,000,000	Eskom Holdings SOC, Ltd., Zero Coupon, due 12/31/32	1,305,763
USD	19,000,000	Eskom Holdings SOC, Ltd., Reg S, 7.13%, due 02/11/25	17,313,750
ZAR	20,000,000	Transnet, Ltd., 13.50%, due 04/18/28	1,380,444

			19,999,957

		Foreign Government Obligations — 0.6%
USD	8,000,000	South Africa Government International Bond, 5.38%, due 07/24/44 (d)	7,650,000
USD	15,000,000	South Africa Government International Bond, 5.88%, due 09/16/25	15,956,250

			23,606,250

		Total South Africa	43,606,207

		South Korea — 0.4%
		Foreign Government Agency
USD	8,000,000	Export-Import Bank of Korea, 5.13%, due 06/29/20	8,925,625
USD	8,000,000	Korea Hydro & Nuclear Power Co., Ltd., Reg S, 4.75%, due 07/13/21	8,942,991

		Total South Korea	17,868,616

		Sri Lanka — 1.3%
		Foreign Government Obligations
USD	19,150,000	Sri Lanka Government International Bond, Reg S, 5.88%, due 07/25/22	18,096,750
USD	19,000,000	Sri Lanka Government International Bond, Reg S, 6.13%, due 06/03/25	17,385,000
USD	8,500,000	Sri Lanka Government International Bond, Reg S, 6.25%, due 07/27/21	8,388,480
USD	10,000,000	Sri Lanka Government International Bond, Reg S, 6.85%, due 11/03/25	9,587,500

		Total Sri Lanka	53,457,730

		Thailand — 0.2%
		Foreign Government Agency
USD	7,000,000	PTT PCL, Reg S, 4.50%, due 10/25/42	6,877,500

		Trinidad And Tobago — 0.1%
		Foreign Government Agency
USD	6,000,000	Petroleum Company of Trinidad and Tobago Ltd., Reg S, 9.75%, due 08/14/19	6,279,000

		Tunisia — 1.5%
		Foreign Government Agency
JPY	2,500,000,000	Banque Centrale de Tunisie SA, 4.20%, due 03/17/31	16,334,041
JPY	7,000,000,000	Banque Centrale de Tunisie SA, 4.30%, due 08/02/30	47,587,483

		Total Tunisia	63,921,524

Par Value		Description	Value ($)
		Turkey — 4.0%
		Foreign Government Obligations
EUR	7,650,000	Republic of Turkey, 4.35%, due 11/12/21	9,288,474
USD	75,191,000	Republic of Turkey, 6.00%, due 01/14/41	78,762,572
USD	65,302,000	Republic of Turkey, 6.75%, due 05/30/40	74,852,418

		Total Turkey	162,903,464

		Ukraine — 1.2%
		Foreign Government Obligations
USD	2,957,000	Ukraine Government International Bond, 144A, 7.75%, due 09/01/19	2,852,027
USD	7,818,000	Ukraine Government International Bond, 144A, 7.75%, due 09/01/20	7,450,554
USD	6,019,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/21	5,680,431
USD	6,019,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/22	5,627,765
USD	6,019,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/23	5,605,194
USD	6,019,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/24	5,560,051
USD	6,019,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/25 (d)	5,529,956
USD	6,019,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/26 (d)	5,492,338
USD	6,869,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/27 (d)	6,267,962

		Total Ukraine	50,066,278

		United States — 6.4%
		Asset-Backed Securities — 0.7%
USD	2,060,696	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, Variable Rate 1 mo. LIBOR + .50%, 0.91%, due 05/15/24	350,318
USD	353,902	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.89%, due 10/25/30	321,680
USD	3,416,784	Countrywide Home Equity Loan Trust, Series 06-D, Class 2A, XL, 1 mo. LIBOR + .20%, 0.63%, due 05/15/36 ¿	2,884,971
USD	8,050,742	Countrywide Home Equity Loan Trust, Series 05-F, Class 2A, AMBAC, 1 mo. LIBOR + .24%, 0.67%, due 12/15/35 ¿	7,316,654
USD	4,382,969	Countrywide Home Equity Loan Trust, Series 05-H, Class 2A, FGIC, 1 mo. LIBOR + .24%, 0.67%, due 12/15/35 ¿	3,705,140
USD	459,619	Morgan Stanley Capital, Inc., Series 06-NC3, Class A2C, Variable Rate 1 mo. LIBOR + .17%, 0.62%, due 03/25/36 ¿	457,387
USD	11,666,534	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.60%, due 11/25/36 ¿	5,316,997
USD	11,822,088	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A4, 1 mo. LIBOR + .22%, 0.67%, due 11/25/36 ¿	5,455,086

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Par Value		Description	Value ($)
		United States — continued
		Asset-Backed Securities — continued
USD	6,373,447	Wamu Asset-Backed Certificates, Series 07-HE2, Class 2A4, 1 mo. LIBOR + .36%, 0.81%, due 04/25/37 ¿	2,868,448

			28,676,681

		U.S. Government — 5.7%
USD	10,000,000	U.S. Treasury Note, 4.63%, due 11/15/16	10,182,680
USD	45,000,000	U.S. Treasury Note, 1.50%, due 06/30/16	45,045,810
USD	35,000,000	U.S. Treasury Note, 1.00%, due 03/31/17 (e)	35,082,390
USD	73,638,600	U.S. Treasury Inflation Indexed Note, 0.13%, due 01/15/22 (f)	73,963,641
USD	20,000,000	U.S. Treasury Note, 0.63%, due 06/30/17	19,970,320
USD	50,000,000	U.S. Treasury Note, 1.88%, due 09/30/17 (e)	50,705,100

			234,949,941

		Total United States	263,626,622

		Uruguay — 1.1%
		Foreign Government Obligations
USD	5,000,000	Uruguay Government International Bond, 4.13%, due 11/20/45	4,243,750
USD	46,000,000	Uruguay Government International Bond, 5.10%, due 06/18/50	42,895,000

		Total Uruguay	47,138,750

		Venezuela — 5.5%
		Foreign Government Agency — 3.4%
USD	138,893,000	Electricidad de Caracas Finance BV, Reg S, 8.50%, due 04/10/18	56,598,897
USD	176,000,000	Petroleos de Venezuela SA, Reg S, 6.00%, due 05/16/24	56,865,600
USD	80,000,000	Petroleos de Venezuela SA, Reg S, 6.00%, due 11/15/26	25,484,000

			138,948,497

		Foreign Government Obligations — 2.1%
USD	63,611,000	Venezuela Government International Bond, Reg S, 6.00%, due 12/09/20	23,138,501
USD	25,028,000	Venezuela Government International Bond, Reg S, 7.75%, due 10/13/19	10,105,055
USD	146,093,000	Venezuela Government International Bond, Reg S, 9.00%, due 05/07/23	55,332,724

			88,576,280

		Total Venezuela	227,524,777

		Vietnam — 0.4%
		Foreign Government Agency — 0.3%
USD	23,804,000	Debt and Asset Trading Corp., Reg S, 1.00%, due 10/10/25	12,062,320

Par Value		Description	Value ($)
		Vietnam — continued
		Foreign Government Obligations — 0.1%
USD	5,000,000	Socialist Republic of Vietnam, Series 30 Yr., 6 mo. LIBOR + .81%, 1.75%, due 03/13/28	4,237,500

		Total Vietnam	16,299,820

		Zambia — 0.9%
		Foreign Government Obligations
USD	35,360,000	Zambia Government International Bond, Reg S, 8.50%, due 04/14/24	29,083,600
USD	7,700,000	Zambia Government International Bond, Reg S, 8.97%, due 07/30/27	6,285,125

		Total Zambia	35,368,725

		TOTAL DEBT OBLIGATIONS (COST $3,636,812,037)	3,630,826,154

		LOAN ASSIGNMENTS — 0.1%

		Indonesia
USD	4,992,000	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + 0.88%, 1.19%, due 12/14/19	4,680,000
USD	1,088,187	Republic of Indonesia Loan Agreement, dated September 14, 1994, 6 mo. LIBOR + .88%, 1.25%, due 12/01/19	994,331
EUR	949,783	Republic of Indonesia, Indonesia Paris Club Debt, due 06/01/21	849,383

		TOTAL LOAN ASSIGNMENTS (COST $6,346,891)	6,523,714

		LOAN PARTICIPATIONS — 1.8%

		Angola — 1.0%
USD	27,800,000	Republic of Angola Loan Agreement (Participation with Development Bank of Southern Africa), 6 mo. LIBOR + 6.25%, 6.60%, due 12/20/23	23,630,000
USD	18,000,000	Republic of Angola Loan Agreement (Participation with Development Bank of Southern Africa), 6 mo. LIBOR + 6.25%, 6.60%, due 12/20/23	15,300,000

		Total Angola	38,930,000

		Egypt — 0.0%
CHF	523,365	Paris Club Loan Agreement (Participation with Standard Chartered Bank), Zero Coupon, due 01/03/24 (b)	428,725

		Indonesia — 0.1%
USD	5,475,672	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 6 mo. LIBOR +.88%, 1.79%, due 09/29/19	5,010,240

		Iraq — 0.5%
JPY	454,399,011	Republic of Iraq Paris Club Loan Agreement (Participation with Deutsche Bank), Variable Rate, due 01/01/28	2,365,527

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Par Value / Shares		Description	Value ($)
		Iraq — continued
JPY	3,477,658,162	Republic of Iraq Paris Club Loan Agreement (Participation with Deutsche Bank), Variable Rate, due 01/01/28	18,095,820

		Total Iraq	20,461,347

		Russia — 0.0%
EUR	57,042,402	Russian Foreign Trade Obligations (Participation with GML International Ltd.) (b) (c)	1,415,021

		Vietnam — 0.2%
JPY	798,074,000	Socialist Republic of Vietnam Loan Agreement (Participation with Deutsche Bank), 6 mo. JPY LIBOR + .60%, 0.60%, due 09/01/17	6,612,479

		TOTAL LOAN PARTICIPATIONS (COST $97,398,341)	72,857,812

		MUTUAL FUNDS — 3.0%

		United States
		Affiliated Issuers
	568,012	GMO Debt Opportunities Fund, Class VI	14,217,333
	4,310,758	GMO U.S. Treasury Fund	107,768,940

		TOTAL MUTUAL FUNDS (COST $119,624,219)	121,986,273

		RIGHTS/WARRANTS — 1.0%

		Argentina — 0.8%
EUR	298,220,524	Republic of Argentina GDP Linked, Expires 12/15/35	33,513,330

		Nigeria — 0.0%
	25,000	Central Bank of Nigeria Oil Warrants, Expires 11/15/20	1,781,629

		Ukraine — 0.1%
	13,276,200	Ukraine Government International Bond, 144A, GDP, Variable Rate, Expires 05/31/40	4,115,622

		Uruguay — 0.0%
	4,000,000	Banco Central Del Uruguay Value Recovery Rights, VRRB, Expires 01/02/21 * (b)	—

		Venezuela — 0.1%
	959,065	Republic of Venezuela Oil Warrants, Expires 04/15/20	2,717,295

		TOTAL RIGHTS/WARRANTS (COST $50,000,531)	42,127,876

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 6.8%

	Money Market Funds — 0.1%
4,682,694	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.16% (g)	4,682,694

	U.S. Government — 6.7%
15,000,000	U.S. Treasury Bill, 0.28%, due 08/11/16 (h)	14,991,885
10,000,000	U.S. Treasury Bill, 0.41%, due 10/13/16 (h)	9,984,890
10,000,000	U.S. Treasury Bill, 0.45%, due 11/10/16 (h)	9,980,100
25,000,000	U.S. Treasury Note, 0.50%, due 06/30/16	25,005,575
25,000,000	U.S. Treasury Note, 4.88%, due 08/15/16	25,234,250
50,000,000	U.S. Treasury Note, 0.50%, due 08/31/16	50,014,750
10,000,000	U.S. Treasury Note, 0.88%, due 09/15/16	10,013,640
10,000,000	U.S. Treasury Note, 0.63%, due 02/15/17	9,996,980
50,000,000	U.S. Treasury Note, 0.50%, due 02/28/17	49,933,600
20,000,000	U.S. Treasury Note, 0.75%, due 03/15/17 (e)	20,006,840
50,000,000	U.S. Treasury Note, 0.88%, due 04/30/17	50,069,900

	Total U.S. Government	275,232,410

	TOTAL SHORT-TERM INVESTMENTS (COST $280,029,472)	279,915,104

	TOTAL INVESTMENTS — 101.0% (Cost $4,190,211,491)	4,154,236,933
	Other Assets and Liabilities (net) — (1.0%)	(41,844,945)

	TOTAL NET ASSETS — 100.0%	$4,112,391,988

A summary of outstanding financial instruments at May 31, 2016 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
08/22/2016	BCLY	EUR	12,395,000	USD	13,926,030	$96,302
08/22/2016	GS	EUR	12,395,000	USD	13,934,893	105,164
08/22/2016	MSCI	EUR	27,210,000	USD	30,592,529	232,954
08/22/2016	BCLY	GBP	2,010,000	USD	2,936,359	23,563
08/22/2016	GS	GBP	2,010,000	USD	2,937,344	24,548
08/22/2016	MSCI	GBP	1,980,000	USD	2,891,533	22,212

						$504,743

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Reverse Repurchase Agreements (i)

Face Value		Description	Value ($)
USD	3,804,583	JP Morgan Securities, Inc., (1.25)%, dated 05/13/16, (collateral: Ukriane Government International Bond, Reg S, 7.75%, due 09/01/26), to be repurchased on demand at face value plus accrued interest.	$(3,804,583)
USD	2,985,958	JP Morgan Securities, Inc., (0.75)%, dated 05/18/16, (collateral: South Africa Government International Bond, 5.38%, due 07/24/44), to be repurchased on demand at face value plus accrued interest.	(2,985,958)
USD	9,398,542	JP Morgan Securities, Inc., (0.50)%, dated 05/06/16, (collateral: Ukriane Government International Bond, Reg S, 7.75%, due 09/01/25 and Ukriane Government International Bond, Reg S, 7.75%, due 09/01/27), to be repurchased on demand at face value plus accrued interest.	(9,398,542)
USD	4,961,372	JP Morgan Securities, Inc., (0.25)%, dated 05/11/16, (collateral: South Africa Government International Bond, 5.38%, due 07/24/44), to be repurchased on demand at face value plus accrued interest.	(4,961,372)
USD	22,419,314	JP Morgan Securities, Inc., 0.01%, dated 04/04/16, (collateral: Panama Government International Bond, 4.30%, due 04/29/53), to be repurchased on demand at face value plus accrued interest.	(22,419,314)

			$(43,569,769)

		Average balance outstanding	$(30,567,029)
		Average interest rate	0.34%
		Maximum balance outstanding	$(45,128,831)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

Credit Linked Options

Principal Amount			Expiration Date	Description	Premiums	Value ($)
Put Sold	USD	62,000,000	03/21/2017	Lebanese Republic Credit Linked Put Option, Fund receives premium of 0.50% (OTC) (CP-DB) (b)	$1,023,000	$203,007
Put Sold	USD	70,000,000	07/14/2017	Turkiye Is Bankasi A.S. Credit Linked Put Option, Fund receives premium of 0.40% (OTC) (CP-DB) (b)	931,000	85,222
Put Sold	USD	70,000,000	04/03/2018	Turkiye Cumhuriyeti Ziraat Bankasi A.S. Credit Linked Put Option, Fund receives premium of 0.40% (OTC) (CP-DB) (b)	990,888	38,167
Put Sold	USD	45,000,000	01/20/2021	Republic of Philippines Credit Linked Put Option, Fund receives premium of 0.25% (OTC) (CP-DB) (b)	216,251	15,069
Put Sold	USD	43,000,000	04/15/2024	Banco do Brasil Credit Linked Put Option, Fund receives premium of 0.30% (OTC) (CP-DB) (b)	351,525	(642,333)
Put Sold	USD	100,000,000	04/15/2024	Banco do Brasil Credit Linked Put Option, Fund receives premium of 0.44% (OTC) (CP-DB) (b)	1,593,778	(3,252,816)

					$5,106,442	$(3,553,684)

Swap Contracts

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)
1,833,333	EUR	6/17/2016	DB	Receive	5.60%	8.68%	Republic of Angola	1,833,333	EUR	$49,718
5,000,000	USD	6/20/2016	JPM	(Pay)	5.00%	52.28%	Bolivarian Republic of Venezuela	NA		79,489
20,000,000	USD	8/20/2016	CITI	(Pay)	2.15%	0.70%	Republic of Colombia	NA		(183,282)
97,680,000,000	COP	8/20/2016	CITI	Receive	1.51%	0.41%	Republic of Colombia	97,680,000,000	COP	204,927
19,500,000	USD	3/20/2017	DB	Receive	5.00%	65.91%	Bolivarian Republic of Venezuela	19,500,000	USD	(6,743,289)
32,000,000	PEN	5/20/2017	DB	Receive	0.79%	0.37%	Republic of Peru	32,000,000	PEN	39,182

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)
2,500,000	USD	5/20/2017	DB	(Pay)	1.05%	0.53%	Republic of Peru	NA		$(13,520)
4,500,000	USD	7/20/2017	JPM	Receive	3.30%	4.34%	Republic of Jamaica	4,500,000	USD	2,364
5,400,000	EUR	3/20/2018	DB	Receive	1.00%	4.49%	Republic of Macedonia	5,400,000	EUR	(352,082)
44,000,000	USD	6/20/2019	JPM	(Pay)	1.00%	1.84%	Republic of Croatia	NA		1,006,994
50,000,000	USD	6/20/2019	JPM	(Pay)	1.00%	2.37%	Republic of Brazil	NA		1,913,959
6,000,000	USD	6/20/2020	DB	Receive	1.00%	2.39%	Commonwealth of Bahamas	6,000,000	USD	(302,868)
42,000,000	EUR	12/20/2020	DB	(Pay)	1.00%	2.32%	Commonwealth of Bahamas	NA		2,573,078
57,000,000	USD	12/20/2020	DB	Receive	1.00%	2.62%	Commonwealth of Bahamas	57,000,000	USD	(3,722,519)
10,000,000	USD	12/20/2022	JPM	Receive	1.00%	1.79%	Republic of Malaysia	10,000,000	USD	(447,444)
15,000,000	USD	12/20/2022	JPM	Receive	1.00%	2.26%	Indonesia	15,000,000	USD	(1,077,884)
30,000,000	USD	3/20/2023	JPM	Receive	1.00%	3.00%	Republic of Turkey	30,000,000	USD	(3,523,128)
200,000,000	USD	6/20/2023	DB	(Pay)	1.00%	2.75%	Republic of Croatia	NA		21,232,351
160,000,000	EUR	6/20/2023	DB	Receive	1.00%	2.74%	Republic of Croatia	160,000,000	EUR	(19,734,726)
40,000,000	USD	6/20/2023	JPM	Receive	1.00%	2.75%	Republic of Croatia	40,000,000	USD	(4,246,470)
6,000,000	USD	6/20/2023	DB	Receive	1.00%	3.30%	Commonwealth of Bahamas	6,000,000	USD	(800,924)
3,000,000	USD	6/20/2023	DB	Receive	1.00%	3.30%	Commonwealth of Bahamas	3,000,000	USD	(400,462)
25,000,000	USD	9/20/2023	JPM	Receive	1.00%	3.52%	Republic of South Africa	25,000,000	USD	(3,853,332)
24,000,000	USD	3/20/2024	JPM	Receive	1.00%	1.90%	Republic of Malaysia	24,000,000	USD	(1,435,680)
27,250,000	USD	6/20/2024	JPM	Receive	1.00%	4.15%	Republic of Brazil	27,250,000	USD	(5,496,607)
22,750,000	USD	6/20/2024	JPM	Receive	1.00%	4.15%	Republic of Brazil	22,750,000	USD	(4,588,910)
60,000,000	USD	6/20/2024	JPM	Receive	1.00%	1.58%	Peoples Republic of China	60,000,000	USD	(2,365,756)
25,000,000	USD	3/20/2025	GS	Receive	1.00%	1.63%	Republic of China	25,000,000	USD	(1,153,082)
20,000,000	USD	6/20/2025	GS	Receive	1.00%	1.64%	Republic of China	20,000,000	USD	(967,761)
10,000,000	USD	6/20/2025	GS	Receive	1.00%	2.51%	Republic of Indonesia	10,000,000	USD	(1,106,152)
25,000,000	USD	6/20/2025	GS	Receive	1.00%	2.51%	Republic of Indonesia	25,000,000	USD	(2,765,380)
91,000,000	USD	6/20/2025	DB	Receive	1.00%	5.42%	Commonwealth of Bahamas	91,000,000	USD	(8,852,933)
68,000,000	EUR	6/20/2025	DB	(Pay)	1.00%	5.03%	Commonwealth of Bahamas	NA		6,718,652
21,000,000	USD	6/20/2026	GS	Receive	1.00%	3.67%	Republic of South Africa	21,000,000	USD	(4,333,957)
40,000,000	USD	3/20/2030	JPM	Receive	1.00%	4.23%	Republic of Brazil	40,000,000	USD	(11,509,114)
20,000,000	USD	9/20/2031	GS	(Pay)	1.00%	2.39%	United Mexican States	NA		3,042,080

										$(53,114,468)

							Premiums to (Pay) Receive			$41,498,703

^	Receive - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(Pay) - Fund pays a premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	As of May 31, 2016, implied credit spreads in absolute terms, calculated using a model, and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e., higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Cross-Currency Basis Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
120,000,000	EUR	9/11/2020	JPM	3 Month EURIBOR plus a spread of (0.35)%	3 Month USD LIBOR	$(1,785,183)

						$(1,785,183)

					Premiums to (Pay) Receive	$—

Cross-Currency Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
14,000,000,000	JPY	4/28/2025	GS	(Pay)	(0.22)%	3 Month USD LIBOR	$(9,235,878)
50,000,000	GBP	3/10/2026	JPM	(Pay)	1.17%	3 Month USD LIBOR	(482,877)

							$(9,718,755)

						Premiums to (Pay) Receive	$—

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
70,000,000	USD	9/1/2045	JPMF (j)	(Pay)	2.69%	3 Month USD LIBOR	$(8,270,589)

							$(8,270,589)

						Premiums to (Pay) Receive	$—

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of May 31, 2016, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

CP - Counterparty

DEM LIBOR - London Interbank Offered Rate denominated in Deutsche Marks.

EURIBOR - Euro Interbank Offered Rate

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

GDP - Gross Domestic Product

JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen.

OTC - Over-the-Counter

Reg S - Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

VRRB - Variable Rate Reduction Bond

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

The rates shown on variable rate notes are the current interest rates at May 31, 2016, which are subject to change based on the terms of the security.

*	Non-income producing security.

¿	These securities are primarily backed by subprime mortgages.

(a)	Security is backed by U.S. Treasury Bonds.

(b)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees.

(c)	Security is in default.

(d)	All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements.

(e)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(f)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic.

(g)	The rate disclosed is the 7 day net yield as of May 31, 2016.

(h)	The rate shown represents yield-to-maturity.

(i)	Reverse repurchase agreements have an open maturity date and can be closed by either party on demand.

(j)	Swap was cleared through the CME Group.

Counterparty Abbreviations

BCLY - Barclays Bank plc

CITI - Citibank N.A.

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

JPMF - J.P. Morgan Securities LLC

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

CHF - Swiss Franc

COP - Colombian Peso

DEM - Deutsche Mark

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

PEN - Peruvian Sol

USD - United States Dollar

ZAR - South African Rand

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 75.2%

		Belgium — 1.8%
		Foreign Government Obligations
EUR	260,000	Belgium Government Bond, Reg S, 4.25%, due 09/28/21	358,211
EUR	140,000	Belgium Government Bond, Reg S, 5.00%, due 03/28/35	259,078

		Total Belgium	617,289

		Canada — 3.7%
		Foreign Government Obligations
CAD	1,634,000	Government of Canada, 1.50%, due 06/01/23	1,285,668

		France — 7.2%
		Foreign Government Obligations
EUR	1,510,000	Government of France, Reg S, 3.25%, due 10/25/21	1,990,934
EUR	280,000	Government of France, Reg S, 4.50%, due 04/25/41	520,327

		Total France	2,511,261

		Italy — 7.3%
		Foreign Government Obligations
EUR	1,290,000	Buoni Poliennali Del Tesoro, 3.75%, due 05/01/21	1,667,196
EUR	210,000	Buoni Poliennali Del Tesoro, 4.75%, due 05/01/17	244,164
EUR	440,000	Republic of Italy, Reg S, 4.00%, due 02/01/37	629,817

		Total Italy	2,541,177

		Japan — 17.7%
		Foreign Government Obligations
JPY	319,900,000	Japan Government Ten Year Bond, 1.30%, due 09/20/19	3,036,992
JPY	74,600,000	Japan Government Thirty Year Bond, 1.70%, due 12/20/43	921,891
JPY	175,100,000	Japan Government Thirty Year Bond, 2.40%, due 12/20/34	2,212,188

		Total Japan	6,171,071

		Netherlands — 1.2%
		Foreign Government Obligations
EUR	16,000	Netherlands Government Bond, Reg S, 4.00%, due 07/15/19	20,280
EUR	240,000	Netherlands Government Bond, 5.50%, due 01/15/28	421,791

		Total Netherlands	442,071

		Spain — 4.0%
		Foreign Government Obligations
EUR	90,000	Government of Spain, 2.10%, due 04/30/17	102,221
EUR	230,000	Government of Spain, Reg S, 4.20%, due 01/31/37	331,714

Par Value / Shares		Description	Value ($)
		Spain — continued
		Foreign Government Obligations — continued
EUR	700,000	Government of Spain, Reg S, 5.50%, due 04/30/21	970,661

		Total Spain	1,404,596

		United Kingdom — 5.9%
		Foreign Government Obligations
GBP	120,000	United Kingdom Gilt, Reg S, 1.25%, due 07/22/18	176,708
GBP	500,000	United Kingdom Gilt, Reg S, 1.75%, due 07/22/19	748,658
GBP	620,000	United Kingdom Gilt, Reg S, 3.50%, due 01/22/45	1,136,397

		Total United Kingdom	2,061,763

		United States — 26.4%
		U.S. Government
USD	10,000,000	U.S. Treasury Principal Strip Bond, due 11/15/21	9,225,130

		TOTAL DEBT OBLIGATIONS (COST $24,790,827)	26,260,026

		MUTUAL FUNDS — 27.3%

		United States
		Affiliated Issuers
	67,331	GMO Debt Opportunities Fund, Class VI	1,685,285
	216,460	GMO Emerging Country Debt Fund, Class IV	2,013,075
	100,003	GMO U.S. Treasury Fund	2,500,080
	214,692	GMO World Opportunity Overlay Fund	3,323,437

		TOTAL MUTUAL FUNDS (COST $8,862,535)	9,521,877

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

OPTIONS PURCHASED — 0.2%

Principal Amount		Expiration Date	Description	Floating Rate Index	Pay/Receive Fixed Rate	Exercise Rate	Counterparty	Value ($)
			Options on Interest Rate Swaps
EUR	395,000	10/13/2016	Put-OTC 30-Year Interest Rate Swap	6 month EURIBOR	Pay	1.90%	GS	1,255
EUR	1,190,000	02/01/2017	Put-OTC 30-Year Interest Rate Swap	6 month EURIBOR	Pay	2.03%	GS	6,648
GBP	822,000	02/17/2017	Put-OTC 30-Year Interest Rate Swap	6 month GBP LIBOR	Pay	2.95%	MSCI	1,408
EUR	617,000	02/18/2017	Put-OTC 30-Year Interest Rate Swap	6 month EURIBOR	Pay	2.05%	MSCI	7,289
EUR	736,000	03/01/2017	Put-OTC 30-Year Interest Rate Swap	6 month EURIBOR	Pay	1.88%	GS	7,602
GBP	3,086,000	03/20/2017	Put-OTC 30-Year Interest Rate Swap	6 month GBP LIBOR	Pay	2.89%	GS	3,907
EUR	617,000	05/18/2017	Put-OTC 30-Year Interest Rate Swap	6 month EURIBOR	Pay	2.05%	MSCI	10,943
GBP	698,000	05/19/2017	Put-OTC 30-Year Interest Rate Swap	6 month GBP LIBOR	Pay	2.91%	GS	1,360
EUR	617,000	08/18/2017	Put-OTC 30-Year Interest Rate Swap	6 month EURIBOR	Pay	2.05%	MSCI	14,207
EUR	617,000	11/18/2017	Put-OTC 30-Year Interest Rate Swap	6 month EURIBOR	Pay	2.05%	MSCI	17,152

			TOTAL OPTIONS PURCHASED (COST $395,017)					71,771

Shares / Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 2.9%

	Money Market Funds — 1.5%
520,026	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.16% (a)	520,026

	U.S. Government — 1.4%
500,000	U.S. Treasury Bill, 0.27%, due 08/04/16 (b) (c)	499,760

	TOTAL SHORT-TERM INVESTMENTS (COST $1,019,681)	1,019,786

	TOTAL INVESTMENTS — 105.6% (Cost $35,068,060)	36,873,460
	Other Assets and Liabilities (net) — (5.6%)	(1,949,408)

	TOTAL NET ASSETS — 100.0%	$34,924,052

A summary of outstanding financial instruments at May 31, 2016 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/14/2016	BCLY	AUD	120,000	USD	92,305	$5,614
06/09/2016	BCLY	CAD	1,126,000	USD	854,901	(3,730)
07/18/2016	BOA	CHF	516,425	USD	534,843	14,194
07/18/2016	MSCI	CHF	458,425	USD	475,200	13,025
08/22/2016	BCLY	EUR	620,052	USD	696,641	4,817
08/22/2016	GS	EUR	1,117,051	USD	1,251,621	5,271
08/22/2016	MSCI	EUR	610,797	USD	686,310	4,813
03/27/2017	DB	EUR	20,000	USD	21,940	(578)
11/07/2017	GS	EUR	917,000	USD	1,006,820	(37,198)
08/22/2016	BCLY	GBP	117,000	USD	169,544	(7)
06/13/2016	BCLY	JPY	43,458,000	USD	392,552	(15)
06/13/2016	JPM	JPY	47,675,000	USD	428,389	(2,271)
06/13/2016	BCLY	USD	205,183	JPY	22,806,000	829
06/13/2016	BOA	USD	2,748,483	JPY	299,612,127	(42,012)
06/13/2016	GS	USD	149,042	SEK	1,210,000	(3,922)
06/14/2016	BCLY	USD	481,522	AUD	626,000	(29,287)
07/18/2016	BOA	USD	93,378	CHF	92,000	(625)
07/18/2016	MSCI	USD	35,494	CHF	35,000	(208)
08/22/2016	BCLY	USD	156,004	DKK	1,032,000	(1,161)
08/22/2016	BCLY	USD	758,028	EUR	674,690	(5,242)
08/22/2016	BCLY	USD	302,568	GBP	207,114	(2,428)
08/22/2016	GS	USD	833,267	EUR	741,690	(5,725)
08/22/2016	GS	USD	302,668	GBP	207,113	(2,529)
08/22/2016	MSCI	USD	746,787	EUR	664,620	(5,237)
08/22/2016	MSCI	USD	297,946	GBP	204,021	(2,289)
11/07/2017	GS	USD	1,012,093	EUR	917,000	31,925

						$(63,976)

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
3	Australian Government Bond 10 Yr.	June 2016	$288,129	$5,079
3	Australian Government Bond 3 Yr.	June 2016	244,389	1,957
9	Euro Bund	June 2016	1,641,971	9,396
3	Euro BUXL Bond 30 Yr.	June 2016	561,844	7,878
2	Japanese Government Bond 10 Yr. (OSE)	June 2016	2,745,835	6,313
4	U.S. Long Bond (CBT)	September 2016	653,250	1,377
25	U.S. Treasury Note 2 Yr. (CBT)	September 2016	5,447,656	2,812

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
11	U.S. Ultra Bond	September 2016	$1,926,375	$6,435
3	UK Gilt Long Bond	September 2016	533,355	605

			$14,042,804	$41,852

Sales
6	Canadian Government Bond 10 Yr.	September 2016	$663,118	$(2,939)
12	Euro BOBL	June 2016	1,754,160	1,201
8	U.S. Treasury Note 10 Yr. (CBT)	September 2016	1,037,500	(1,783)
21	U.S. Treasury Note 5 Yr. (CBT)	September 2016	2,522,461	(2,139)

			$5,977,239	$(5,660)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

Swap Contracts

Basis Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
714,000	USD	2/13/2025	JPM	SIFMA Municipal Swap Index	3 Month USD LIBOR	$4,902
356,000	USD	2/23/2025	JPM	SIFMA Municipal Swap Index	3 Month USD LIBOR	1,994
351,000	USD	3/5/2025	JPM	SIFMA Municipal Swap Index	3 Month USD LIBOR	1,642
355,000	USD	3/12/2025	JPM	SIFMA Municipal Swap Index	3 Month USD LIBOR	1,367
820,000	USD	3/23/2025	JPM	SIFMA Municipal Swap Index	3 Month USD LIBOR	3,794

						$13,699

				Premiums to (Pay) Receive		$—

Cross-Currency Basis Swaps (d)

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
35,270,000	JPY	1/19/2018	GS	3 Month JPY LIBOR plus a spread of (0.62)%	3 Month USD LIBOR	$(694)
35,168,000	JPY	1/22/2018	GS	3 Month JPY LIBOR plus a spread of (0.62)%	3 Month USD LIBOR	(662)
35,168,000	JPY	1/25/2018	GS	3 Month JPY LIBOR plus a spread of (0.62)%	3 Month USD LIBOR	(650)
35,168,000	JPY	1/26/2018	GS	3 Month JPY LIBOR plus a spread of (0.62)%	3 Month USD LIBOR	(625)
35,168,000	JPY	1/28/2018	GS	3 Month JPY LIBOR plus a spread of (0.62)%	3 Month USD LIBOR	(661)
35,168,000	JPY	2/1/2018	GS	3 Month JPY LIBOR plus a spread of (0.62)%	3 Month USD LIBOR	(574)
35,168,000	JPY	2/2/2018	GS	3 Month JPY LIBOR plus a spread of (0.62)%	3 Month USD LIBOR	(571)
35,168,000	JPY	2/5/2018	GS	3 Month JPY LIBOR plus a spread of (0.62)%	3 Month USD LIBOR	(561)

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Cross-Currency Basis Swaps — continued

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
35,168,000	JPY	2/8/2018	GS	3 Month JPY LIBOR plus a spread of (0.62)%	3 Month USD LIBOR	$(510)
35,168,000	JPY	2/9/2018	GS	3 Month JPY LIBOR plus a spread of (0.62)%	3 Month USD LIBOR	(509)
282,756,000	JPY	3/9/2018	GS	3 Month JPY LIBOR plus a spread of (0.60)%	3 Month USD LIBOR	(10,044)
291,026,000	JPY	3/10/2018	GS	3 Month JPY LIBOR plus a spread of (0.59)%	3 Month USD LIBOR	(10,996)
216,276,000	JPY	3/14/2018	GS	3 Month JPY LIBOR plus a spread of (0.58)%	3 Month USD LIBOR	(8,189)
217,665,000	JPY	4/28/2020	GS	3 Month USD LIBOR	3 Month JPY LIBOR plus a spread of (0.91)%	(2,630)
169,076,000	JPY	5/6/2020	GS	3 Month USD LIBOR	3 Month JPY LIBOR plus a spread of (0.90)%	(1,689)
318,395,000	JPY	5/9/2020	GS	3 Month USD LIBOR	3 Month JPY LIBOR plus a spread of (0.88)%	(753)
167,685,000	JPY	5/9/2020	GS	3 Month USD LIBOR	3 Month JPY LIBOR plus a spread of (0.86)%	678
200,895,000	JPY	5/26/2020	GS	3 Month USD LIBOR	3 Month JPY LIBOR plus a spread of (0.86)%	(62)
468,977,000	JPY	5/27/2020	GS	3 Month USD LIBOR	3 Month JPY LIBOR plus a spread of (0.84)%	2,763

						$(36,939)

				Premiums to (Pay) Receive		$(1,887)

Forward Starting Cross-Currency Basis Swaps

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays [1]	Fund Receives [2]	Net Unrealized Appreciation/ (Depreciation)
63,661,000	JPY	11/1/2016	11/1/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$(507)
63,661,000	JPY	11/2/2016	11/2/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(508)
63,661,000	JPY	11/3/2016	11/3/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(588)
63,661,000	JPY	11/7/2016	11/7/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(435)
63,661,000	JPY	11/8/2016	11/8/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(520)
38,511,000	JPY	11/9/2016	11/9/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(222)
38,511,000	JPY	11/10/2016	11/10/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(294)
38,511,000	JPY	11/14/2016	11/14/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(224)
38,511,000	JPY	11/15/2016	11/15/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(226)
38,511,000	JPY	11/16/2016	11/16/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(227)
58,580,000	JPY	11/17/2016	11/17/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(645)
58,580,000	JPY	11/18/2016	11/18/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(616)
58,580,000	JPY	11/21/2016	11/21/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(576)
58,580,000	JPY	11/22/2016	11/22/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(606)
58,580,000	JPY	11/25/2016	11/25/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(623)
48,736,000	JPY	11/28/2016	11/28/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(278)
48,736,000	JPY	11/29/2016	11/29/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(277)
48,736,000	JPY	11/30/2016	11/30/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(277)
48,736,000	JPY	12/1/2016	12/1/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(335)
48,736,000	JPY	12/2/2016	12/2/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(309)
48,736,000	JPY	12/5/2016	12/5/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(363)
48,736,000	JPY	12/6/2016	12/6/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(363)
48,736,000	JPY	12/7/2016	12/7/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(363)
48,736,000	JPY	12/8/2016	12/8/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(423)
48,736,000	JPY	12/9/2016	12/9/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(397)
58,484,000	JPY	12/12/2016	12/12/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(593)
58,484,000	JPY	12/13/2016	12/13/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(592)
58,484,000	JPY	12/14/2016	12/14/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(592)
58,484,000	JPY	12/15/2016	12/15/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(663)

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Forward Starting Cross-Currency Basis Swaps — continued

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays [1]	Fund Receives [2]	Net Unrealized Appreciation/ (Depreciation)
58,484,000	JPY	12/16/2016	12/16/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$(631)
38,511,000	JPY	1/10/2017	1/10/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(287)
38,511,000	JPY	1/11/2017	1/11/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(289)
38,511,000	JPY	1/12/2017	1/12/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(336)
38,511,000	JPY	1/13/2017	1/13/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(315)
38,511,000	JPY	1/17/2017	1/17/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(297)
38,382,000	JPY	1/18/2017	1/18/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(459)
63,661,000	JPY	1/18/2017	1/18/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(636)
63,661,000	JPY	1/19/2017	1/19/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(756)
63,661,000	JPY	1/20/2017	1/20/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(721)
63,661,000	JPY	1/23/2017	1/23/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(647)
38,382,000	JPY	1/24/2017	1/24/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(467)
63,661,000	JPY	1/24/2017	1/24/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(649)
38,382,000	JPY	1/25/2017	1/25/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(468)
38,382,000	JPY	1/26/2017	1/26/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(517)
38,382,000	JPY	1/30/2017	1/30/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(476)
23,842,000	JPY	1/31/2017	1/31/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(471)
23,842,000	JPY	2/1/2017	2/1/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(472)
23,842,000	JPY	2/2/2017	2/2/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(501)
23,842,000	JPY	2/6/2017	2/6/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(475)
23,842,000	JPY	2/7/2017	2/7/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(474)
23,842,000	JPY	2/8/2017	2/8/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(474)
23,842,000	JPY	2/9/2017	2/9/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(503)
23,842,000	JPY	2/13/2017	2/13/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(477)
23,842,000	JPY	2/14/2017	2/14/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(477)
23,842,000	JPY	2/15/2017	2/15/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(477)
18,356,000	JPY	2/21/2017	2/21/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(397)
18,356,000	JPY	2/21/2017	2/21/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(397)
18,356,000	JPY	2/22/2017	2/22/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(396)
18,356,000	JPY	2/22/2017	2/22/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(396)
18,356,000	JPY	2/23/2017	2/23/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(419)
18,356,000	JPY	2/23/2017	2/23/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(419)
18,356,000	JPY	2/27/2017	2/27/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(399)
18,356,000	JPY	2/27/2017	2/27/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(399)
18,356,000	JPY	3/1/2017	3/1/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(399)
18,356,000	JPY	3/1/2017	3/1/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(399)
18,356,000	JPY	3/2/2017	3/2/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(422)
18,356,000	JPY	3/2/2017	3/2/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(422)
143,553,000	JPY	3/3/2017	3/3/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,503)
73,406,000	JPY	3/6/2017	3/6/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(1,763)
18,356,000	JPY	3/6/2017	3/6/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(400)
18,356,000	JPY	3/6/2017	3/6/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(400)
18,356,000	JPY	3/7/2017	3/7/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(400)
18,356,000	JPY	3/7/2017	3/7/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(400)
18,356,000	JPY	3/8/2017	3/8/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(400)
18,356,000	JPY	3/8/2017	3/8/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(400)
18,356,000	JPY	3/9/2017	3/9/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(423)
18,356,000	JPY	3/9/2017	3/9/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(423)
33,219,000	JPY	3/10/2017	3/10/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(948)
33,219,000	JPY	3/13/2017	3/13/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(928)

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Forward Starting Cross-Currency Basis Swaps — continued

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays [1]	Fund Receives [2]	Net Unrealized Appreciation/ (Depreciation)
33,219,000	JPY	3/14/2017	3/14/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$(929)
33,219,000	JPY	3/15/2017	3/15/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(929)
33,219,000	JPY	3/16/2017	3/16/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(971)
327,608,000	JPY	3/17/2017	3/17/2019	GS	3 Month USD LIBOR	3 Month JPY LIBOR	(9,271)
254,900,000	JPY	3/21/2017	3/21/2019	GS	3 Month USD LIBOR	3 Month JPY LIBOR	(7,027)
230,100,000	JPY	3/22/2017	3/22/2019	GS	3 Month USD LIBOR	3 Month JPY LIBOR	(5,719)
295,500,000	JPY	3/23/2017	3/23/2019	GS	3 Month USD LIBOR	3 Month JPY LIBOR	(6,495)
33,219,000	JPY	3/27/2017	3/27/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(941)
33,219,000	JPY	3/28/2017	3/28/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(943)
33,219,000	JPY	3/29/2017	3/29/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(944)
549,150,000	JPY	3/29/2017	3/29/2019	GS	3 Month USD LIBOR	3 Month JPY LIBOR	(12,310)
365,100,000	JPY	3/30/2017	3/30/2019	GS	3 Month USD LIBOR	3 Month JPY LIBOR	(7,586)
33,219,000	JPY	4/3/2017	4/3/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(949)
33,219,000	JPY	4/4/2017	4/4/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(951)
36,713,000	JPY	1/9/2018	1/9/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(1,459)
36,713,000	JPY	1/10/2018	1/10/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(1,461)
36,713,000	JPY	1/16/2018	1/16/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(1,465)
36,713,000	JPY	1/17/2018	1/17/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(1,467)
36,713,000	JPY	1/23/2018	1/23/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(1,472)
46,321,000	JPY	1/24/2018	1/24/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,103)
46,321,000	JPY	1/25/2018	1/25/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,168)
46,321,000	JPY	1/29/2018	1/29/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,111)
46,321,000	JPY	1/30/2018	1/30/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,112)
46,321,000	JPY	1/31/2018	1/31/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,113)
46,321,000	JPY	2/1/2018	2/1/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,177)
46,621,000	JPY	2/5/2018	2/5/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,439)
46,621,000	JPY	2/6/2018	2/6/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,440)
46,621,000	JPY	2/7/2018	2/7/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,441)
46,621,000	JPY	2/8/2018	2/8/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,506)
46,621,000	JPY	2/14/2018	2/14/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,453)
46,621,000	JPY	2/20/2018	2/20/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,465)
36,713,000	JPY	2/21/2018	2/21/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,087)
36,713,000	JPY	2/22/2018	2/22/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,140)
36,713,000	JPY	2/26/2018	2/26/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,097)
36,713,000	JPY	2/27/2018	2/27/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,099)
36,713,000	JPY	2/28/2018	2/28/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,102)
36,713,000	JPY	3/1/2018	3/1/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,132)
6,398,000	EUR	3/2/2018	3/2/2020	GS	3 Month USD LIBOR	3 Month EURIBOR	12,069
36,713,000	JPY	3/5/2018	3/5/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,113)
1,896,000	EUR	3/6/2017	3/6/2020	GS	3 Month USD LIBOR	3 Month EURIBOR	4,204
36,713,000	JPY	3/6/2018	3/6/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,114)
36,713,000	JPY	3/7/2018	3/7/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,167)
36,713,000	JPY	3/9/2018	3/9/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,120)
2,198,000	EUR	3/10/2017	3/10/2020	GS	3 Month USD LIBOR	3 Month EURIBOR	2,637
42,318,000	JPY	3/12/2018	3/12/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,268)
42,318,000	JPY	3/13/2018	3/13/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,270)
42,318,000	JPY	3/14/2018	3/14/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,330)
1,964,000	EUR	3/16/2017	3/16/2020	GS	3 Month USD LIBOR	3 Month EURIBOR	(2,156)
42,318,000	JPY	3/19/2018	3/19/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,281)
42,318,000	JPY	3/26/2018	3/26/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,298)

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Forward Starting Cross-Currency Basis Swaps — continued

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays [1]	Fund Receives [2]	Net Unrealized Appreciation/ (Depreciation)
42,318,000	JPY	3/27/2018	3/27/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$(2,300)
42,318,000	JPY	3/28/2018	3/28/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,363)
42,318,000	JPY	4/3/2018	4/3/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,315)
42,318,000	JPY	4/9/2018	4/9/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,038)
42,318,000	JPY	4/16/2018	4/16/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,055)
42,318,000	JPY	4/17/2018	4/17/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,058)
42,318,000	JPY	4/20/2018	4/20/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,066)
42,318,000	JPY	4/23/2018	4/23/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,073)
42,318,000	JPY	4/24/2018	4/24/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,076)
42,318,000	JPY	4/25/2018	4/25/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,138)
29,025,000	JPY	5/11/2018	5/11/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(1,147)
29,025,000	JPY	5/14/2018	5/14/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(1,152)
29,025,000	JPY	5/15/2018	5/15/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(1,155)
29,025,000	JPY	5/16/2018	5/16/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(1,198)
29,025,000	JPY	5/21/2018	5/21/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(1,166)
29,025,000	JPY	5/22/2018	5/22/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(1,168)
29,025,000	JPY	5/29/2018	5/29/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(1,183)
29,025,000	JPY	6/1/2018	6/1/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(1,189)
5,165,000	EUR	1/27/2021	1/27/2024	GS	3 Month USD LIBOR	3 Month EURIBOR	39,243
989,000	EUR	4/27/2018	4/27/2024	GS	3 Month EURIBOR	3 Month USD LIBOR	1,931
2,180,000	EUR	4/30/2018	4/30/2024	GS	3 Month EURIBOR	3 Month USD LIBOR	5,203
841,000	EUR	4/30/2018	4/30/2024	GS	3 Month EURIBOR	3 Month USD LIBOR	2,009
3,564,000	EUR	5/2/2018	5/2/2024	GS	3 Month EURIBOR	3 Month USD LIBOR	7,867
3,177,000	EUR	1/23/2020	1/23/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	43,260
2,601,000	EUR	1/24/2022	1/24/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	26,636
2,963,000	EUR	1/29/2020	1/29/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	36,019
1,526,000	EUR	1/30/2020	1/30/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	19,755
2,448,000	EUR	2/3/2020	2/3/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	33,192
1,480,000	EUR	2/11/2020	2/11/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	18,824
588,000	EUR	5/12/2020	5/12/2025	GS	3 Month EURIBOR	3 Month USD LIBOR	1,785
344,000	EUR	3/21/2018	3/21/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	3,289
283,000	EUR	3/21/2018	3/21/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	2,705
548,000	EUR	3/29/2018	3/29/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	3,057
778,000	EUR	4/25/2018	4/25/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	(655)
1,046,000	EUR	4/26/2021	4/26/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	(1,759)
1,195,000	EUR	4/26/2021	4/26/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	(1,838)
390,000	EUR	4/26/2018	4/26/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	(41)

							$62,315

				Premiums to (Pay) Receive			$(88,345)

[1]	For JPY LIBOR, Fund pays 3 month JPY LIBOR adjusted by a spread. Spreads range from (0.58)% to (0.81)%.
For EURIBOR, Fund pays 3 month EURIBOR adjusted by a spread. Spreads range from (0.41)% to (0.54)%.
[2]	For JPY LIBOR, Fund receives 3 month JPY LIBOR adjusted by a spread. Spreads range from (0.96)% to (1.00)%.
For EURIBOR, Fund receives 3 month EURIBOR adjusted by a spread. Spreads range from (0.16)% to (0.44)%.

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
6,600,000	USD	8/18/2016	CSS (e)	Receive	0.47%	1 Day Federal Funds Rate	$(6,153)
990,000	EUR	11/28/2016	CSS (e)	Receive	0.10%	3 Month EURIBOR	1,935
2,107,000	EUR	3/21/2018	CSS (e)	Receive	(0.22)%	3 Month EURIBOR	2,948
604,000	EUR	12/16/2020	CSS (e)	Receive	0.37%	6 Month EURIBOR	12,375
416,000	USD	12/16/2020	CSS (e)	(Pay)	1.92%	3 Month USD LIBOR	(11,482)
1,685,000	AUD	6/16/2021	CSS (e)	Receive	2.53%	6 Month AUD BBSW	22,770
6,260,000	SEK	6/16/2021	CSS (e)	Receive	0.51%	3 Month SEK STIBOR	8,615
2,772,000	SEK	6/16/2021	CSS (e)	Receive	0.50%	3 Month SEK STIBOR	3,732
5,710,000	SEK	6/16/2021	CSS (e)	Receive	0.42%	3 Month SEK STIBOR	5,033
2,634,000	MXN	10/25/2024	BCI (e)	Receive	6.19%	TIIE	366
1,707,000	MXN	10/28/2024	BCI (e)	Receive	6.13%	TIIE	(159)
409,000	AUD	11/6/2024	BCI (e)	Receive	4.35%	6 Month AUD BBSW	23,285
1,300,000	AUD	11/7/2024	BCI (e)	Receive	4.31%	6 Month AUD BBSW	72,496
1,000,000	AUD	11/13/2024	BCI (e)	Receive	4.31%	6 Month AUD BBSW	55,553
276,000	AUD	5/7/2025	BCI (e)	Receive	3.76%	6 Month AUD BBSW	9,685
664,000	AUD	5/8/2025	BCI (e)	Receive	3.78%	6 Month AUD BBSW	23,773
327,000	AUD	5/8/2025	BCI (e)	Receive	3.80%	6 Month AUD BBSW	11,892
346,000	AUD	5/11/2025	BCI (e)	Receive	3.71%	6 Month AUD BBSW	11,590
420,000	AUD	6/10/2025	BCI (e)	(Pay)	3.99%	6 Month AUD BBSW	(17,694)
361,000	AUD	7/9/2025	CSS (e)	(Pay)	3.87%	6 Month AUD BBSW	(13,638)
347,000	AUD	7/10/2025	CSS (e)	(Pay)	3.80%	6 Month AUD BBSW	(12,356)
1,876,000	AUD	8/13/2025	CSS (e)	(Pay)	3.69%	6 Month AUD BBSW	(59,343)
1,193,000	AUD	10/6/2025	CSS (e)	(Pay)	3.40%	6 Month AUD BBSW	(25,901)
394,000	EUR	11/24/2025	CSS (e)	Receive	0.81%	6 Month EURIBOR	13,450
367,500	EUR	12/16/2025	CSS (e)	Receive	0.69%	6 Month EURIBOR	7,561
1,700,000	EUR	12/17/2025	CSS (e)	(Pay)	1.87%	6 Month EURIBOR	(84,078)
1,040,000	EUR	12/17/2025	CSS (e)	Receive	1.85%	6 Month EURIBOR	50,051
641,000	GBP	12/17/2025	CSS (e)	Receive	1.81%	6 Month GBP LIBOR	(1,975)
428,000	GBP	12/17/2025	CSS (e)	(Pay)	2.32%	6 Month GBP LIBOR	(13,548)
667,000	USD	12/17/2025	CSS (e)	(Pay)	2.43%	3 Month USD LIBOR	(44,843)
10,259,000	MXN	1/27/2026	CSS (e)	Receive	6.05%	TIIE	(10,378)
321,000	GBP	6/17/2026	CSS (e)	Receive	2.03%	6 Month GBP LIBOR	2,633
313,000	GBP	6/17/2026	CSS (e)	(Pay)	2.15%	6 Month GBP LIBOR	(4,997)
116,000	GBP	2/17/2027	CSS (e)	(Pay)	1.39%	6 Month GBP LIBOR	3,307
19,000	EUR	5/22/2027	CSS (e)	(Pay)	0.81%	6 Month EURIBOR	(194)
49,000	EUR	8/21/2027	CSS (e)	(Pay)	0.79%	6 Month EURIBOR	(161)
31,000	EUR	11/22/2027	CSS (e)	(Pay)	0.93%	6 Month EURIBOR	(410)
25,000	EUR	11/22/2027	CSS (e)	(Pay)	0.86%	6 Month EURIBOR	(151)
481,000	EUR	12/18/2030	CSS (e)	(Pay)	1.61%	6 Month EURIBOR	2,228
1,570,000	EUR	12/18/2030	CSS (e)	Receive	2.34%	6 Month EURIBOR	52,022
355,000	GBP	12/18/2030	CSS (e)	Receive	2.47%	6 Month GBP LIBOR	7,203
27,000	EUR	6/18/2031	CSS (e)	(Pay)	0.95%	6 Month EURIBOR	(112)
18,000	EUR	6/18/2031	CSS (e)	(Pay)	0.97%	6 Month EURIBOR	(138)
96,000	EUR	6/18/2031	CSS (e)	(Pay)	0.89%	6 Month EURIBOR	548
53,000	EUR	12/17/2031	CSS (e)	(Pay)	0.94%	6 Month EURIBOR	364

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Interest Rate Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
256,000	GBP	3/17/2032	CSS (e)	(Pay)	1.72%	6 Month GBP LIBOR	$2,283
74,000	GBP	6/16/2032	CSS (e)	(Pay)	1.67%	6 Month GBP LIBOR	1,648
254,000	USD	12/19/2035	CSS (e)	(Pay)	2.72%	3 Month USD LIBOR	(27,934)
394,000	EUR	11/24/2045	CSS (e)	(Pay)	1.28%	6 Month EURIBOR	(18,792)
184,000	EUR	12/20/2045	CSS (e)	(Pay)	1.34%	6 Month EURIBOR	1,123
730,000	EUR	12/20/2045	CSS (e)	(Pay)	1.48%	6 Month EURIBOR	(9,039)
424,000	EUR	12/20/2045	CSS (e)	(Pay)	1.80%	6 Month EURIBOR	(23,699)
416,000	EUR	12/20/2045	CSS (e)	(Pay)	1.87%	6 Month EURIBOR	(26,872)
302,000	EUR	12/20/2045	CSS (e)	Receive	1.90%	6 Month EURIBOR	20,649
349,000	EUR	12/20/2045	CSS (e)	Receive	1.85%	6 Month EURIBOR	21,743
2,460,000	EUR	12/20/2045	CSS (e)	Receive	1.92%	6 Month EURIBOR	177,824
620,000	EUR	12/20/2045	CSS (e)	Receive	1.85%	6 Month EURIBOR	38,711
322,000	GBP	12/20/2045	CSS (e)	Receive	1.66%	6 Month GBP LIBOR	(1,487)
186,000	GBP	12/20/2045	CSS (e)	Receive	1.66%	6 Month GBP LIBOR	(781)
204,000	GBP	12/20/2045	CSS (e)	Receive	1.66%	6 Month GBP LIBOR	(832)
241,000	GBP	12/20/2045	CSS (e)	Receive	1.66%	6 Month GBP LIBOR	(973)
267,000	GBP	12/20/2045	CSS (e)	(Pay)	2.07%	6 Month GBP LIBOR	(15,619)
138,000	GBP	12/20/2045	CSS (e)	Receive	1.70%	6 Month GBP LIBOR	228
287,000	GBP	12/20/2045	CSS (e)	Receive	1.61%	6 Month GBP LIBOR	(3,348)
263,000	GBP	12/20/2045	CSS (e)	Receive	1.74%	6 Month GBP LIBOR	2,044
369,000	GBP	12/20/2045	CSS (e)	(Pay)	2.30%	6 Month GBP LIBOR	(34,988)
300,000	GBP	12/20/2045	CSS (e)	(Pay)	2.25%	6 Month GBP LIBOR	(25,913)
858,000	GBP	12/20/2045	CSS (e)	Receive	2.20%	6 Month GBP LIBOR	68,132
392,000	GBP	12/20/2045	CSS (e)	Receive	2.22%	6 Month GBP LIBOR	32,403
289,000	EUR	6/20/2046	CSS (e)	(Pay)	1.31%	6 Month EURIBOR	2,399
187,000	EUR	6/20/2046	CSS (e)	(Pay)	1.33%	6 Month EURIBOR	913
136,000	EUR	6/20/2046	CSS (e)	Receive	1.44%	6 Month EURIBOR	1,350
439,000	EUR	6/20/2046	CSS (e)	Receive	1.42%	6 Month EURIBOR	3,299
357,000	EUR	12/19/2046	CSS (e)	(Pay)	1.13%	6 Month EURIBOR	10,183
516,000	GBP	2/17/2047	CSS (e)	(Pay)	1.63%	6 Month GBP LIBOR	15,401
1,813,000	GBP	3/20/2047	CSS (e)	(Pay)	1.67%	6 Month GBP LIBOR	(11,580)
111,000	EUR	5/20/2047	CSS (e)	(Pay)	1.41%	6 Month EURIBOR	615
414,000	GBP	6/19/2047	CSS (e)	(Pay)	1.63%	6 Month GBP LIBOR	(618)
260,000	EUR	8/23/2047	CSS (e)	(Pay)	1.25%	6 Month EURIBOR	8,775
99,000	EUR	11/22/2047	CSS (e)	(Pay)	1.43%	6 Month EURIBOR	(26)
111,000	EUR	11/22/2047	CSS (e)	(Pay)	1.37%	6 Month EURIBOR	1,223
1,235,000	EUR	3/18/2048	CSS (e)	(Pay)	1.13%	6 Month EURIBOR	28,551

							$334,700

						Premiums to (Pay) Receive	$(3,527)

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of May 31, 2016, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Notes to Schedule of Investments:

AUD BBSW - Bank Bill Swap Reference Rate denominated in Australian Dollar.

EURIBOR - Euro Interbank Offered Rate

GBP LIBOR - London Interbank Offered Rate denominated in British Pounds.

JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen.

OTC - Over-the-Counter

Reg S - Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

SIFMA - Securities Industry and Financial Markets Association

TIIE - Tasa de Interes Interbacaria de Equilibrio - 28 - Day Interbank Equilibrium Interest Rate - Mexico

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

(a)	The rate disclosed is the 7 day net yield as of May 31, 2016.

(b)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(c)	The rate shown represents yield-to-maturity.

(d)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees.

(e)	Swap was cleared through the CME Group.

Counterparty Abbreviations:

BCI - Barclays Capital Inc.

BCLY - Barclays Bank plc

BOA - Bank of America, N.A.

CSS - Credit Suisse Securities (USA) LLC

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

MXN - Mexican Peso

SEK - Swedish Krona

USD - United States Dollar

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Par Value ($) / Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 100.1%

	U.S. Government — 99.2%
48,400,000	U.S. Treasury Bill, 0.23%, due 07/07/16 (a)	48,388,868
155,000,000	U.S. Treasury Bill, 0.27%, due 08/04/16 (a)	154,925,755
125,000,000	U.S. Treasury Bill, 0.28%, due 08/11/16 (a)	124,932,375
220,500,000	U.S. Treasury Bill, 0.29%, due 08/18/16 (a)	220,360,203
124,000,000	U.S. Treasury Bill, 0.29%, due 08/25/16 (a)	123,914,812
25,000,000	U.S. Treasury Bill, 0.34%, due 09/01/16 (a)	24,978,325
50,000,000	U.S. Treasury Bill, 0.38%, due 10/06/16 (a)	49,934,250
194,000,000	U.S. Treasury Bill, 0.41%, due 10/13/16 (a)	193,706,866
70,000,000	U.S. Treasury Bill, 0.43%, due 10/20/16 (a)	69,883,940
21,000,000	U.S. Treasury Bill, 0.43%, due 10/27/16 (a)	20,963,523
25,000,000	U.S. Treasury Bill, 0.46%, due 11/03/16 (a)	24,951,350
25,000,000	U.S. Treasury Bill, 0.45%, due 01/05/17 (a)	24,932,475
150,000,000	U.S. Treasury Bill, 0.61%, due 03/30/17 (a)	149,246,850
50,000,000	U.S. Treasury Bill, 0.64%, due 04/27/17 (a)	49,709,400
25,000,000	U.S. Treasury Bill, 0.68%, due 05/25/17 (a)	24,833,700
100,000,000	U.S. Treasury Note, 1.50%, due 06/30/16	100,101,800
57,000,000	U.S. Treasury Note, 0.63%, due 07/15/16	57,025,764
60,000,000	U.S. Treasury Note, 0.63%, due 08/15/16	60,036,360
65,000,000	U.S. Treasury Note, 4.88%, due 08/15/16	65,609,050
229,000,000	U.S. Treasury Note, 0.50%, due 08/31/16	229,067,555
427,000,000	U.S. Treasury Note, 0.88%, due 09/15/16	427,582,428
220,000,000	U.S. Treasury Note, 0.50%, due 09/30/16	220,028,820
200,000,000	U.S. Treasury Note, 1.00%, due 09/30/16	200,362,600
29,000,000	U.S. Treasury Note, 3.00%, due 09/30/16	29,243,890
100,615,000	U.S. Treasury Note, 0.38%, due 10/31/16	100,553,424
80,000,000	U.S. Treasury Note, 1.00%, due 10/31/16	80,153,120
50,000,000	U.S. Treasury Note, 3.13%, due 10/31/16	50,535,100
35,000,000	U.S. Treasury Note, 0.63%, due 11/15/16	35,010,465
15,000,000	U.S. Treasury Note, 4.63%, due 11/15/16	15,274,020
47,000,000	U.S. Treasury Note, 0.50%, due 11/30/16	46,989,895
220,000,000	U.S. Treasury Note, 0.88%, due 11/30/16	220,341,660
50,000,000	U.S. Treasury Note, 0.63%, due 12/15/16	50,017,100
15,000,000	U.S. Treasury Note, 0.75%, due 01/15/17	15,011,700
15,000,000	U.S. Treasury Note, 0.50%, due 01/31/17	14,985,360
20,000,000	U.S. Treasury Note, 0.88%, due 01/31/17	20,028,720
30,000,000	U.S. Treasury Note, 0.75%, due 03/15/17	30,010,260

	Total U.S. Government	3,373,631,783

	Money Market Funds — 0.9%
31,395,300	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.16% (b)	31,395,300

	TOTAL SHORT-TERM INVESTMENTS (COST $3,404,905,959)	3,405,027,083

	TOTAL INVESTMENTS — 100.1% (Cost $3,404,905,959)	3,405,027,083
	Other Assets and Liabilities (net) — (0.1%)	(4,240,699)

	TOTAL NET ASSETS — 100.0%	$3,400,786,384

Notes to Schedule of Investments:

(a)	The rate shown represents yield-to-maturity.
(b)	The rate disclosed is the 7 day net yield as of May 31, 2016.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 95.3%

	Money Market Funds — 9.8%
802,146	State Street Institutional Liquid Reserves Fund-Premier Class, 0.45% (a)	802,146
802,145	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.16% (a)	802,145

	Total Money Market Funds	1,604,291

	U.S. Government — 85.5%
14,000,000	U.S. Treasury Bill, 0.38%, due 09/22/16 (b)	13,983,606

	TOTAL SHORT-TERM INVESTMENTS (COST $15,589,695)	15,587,897

	TOTAL INVESTMENTS — 95.3% (Cost $15,589,695)	15,587,897
	Other Assets and Liabilities (net) — 4.7%	776,826

	TOTAL NET ASSETS — 100.0%	$16,364,723

Notes to Schedule of Investments:

(a)	The rate disclosed is the 7 day net yield as of May 31, 2016.
(b)	The rate shown represents yield-to-maturity.

As of May 31, 2016, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Asset Allocation Bond Fund	2,245,282,974	25,718,456	(78,606,569)	(52,888,113)
Core Plus Bond Fund	69,720,551	441,742	(4,014,103)	(3,572,361)
Currency Hedged International Bond Fund	66,265,926	—	(4,500,146)	(4,500,146)
Debt Opportunities Fund	1,638,789,566	25,410,772	(48,830,006)	(23,419,234)
Emerging Country Debt Fund	4,195,671,362	235,364,044	(276,798,473)	(41,434,429)
Global Bond Fund	39,033,976	1,339,612	(3,500,128)	(2,160,516)
U.S. Treasury Fund	3,404,905,959	379,350	(258,226)	121,124
World Opportunity Overlay Fund	13,622,204	1,965,693	—	1,965,693

Investments in affiliated issuers

The Funds may make investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Funds’ Schedule of Investments.

A summary of the Funds’ transactions in the shares of other funds of GMO Trust during the period ended May 31, 2016 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Value, end of period
Asset Allocation Bond Fund
GMO U.S. Treasury Fund	$651,060,734	$200,638,492	$365,000,000	$638,492	$486,781,059

Core Plus Bond Fund
GMO Debt Opportunities Fund, Class VI	$27,023,784	$—	$20,626,000	$—	$6,619,068
GMO Emerging Country Debt Fund, Class IV	13,799,995	—	11,132,000	—	3,374,266
GMO U.S. Treasury Fund	113,058,921	47,500,000	124,000,000	88,202	36,585,910
GMO World Opportunity Overlay Fund	26,355,861	—	20,050,000	—	6,636,217

Totals	$180,238,561	$47,500,000	$175,808,000	$88,202	$53,215,461

Currency Hedged International Bond Fund
GMO Debt Opportunities Fund, Class VI	$2,749,434	$—	$—	$—	$2,800,909
GMO Emerging Country Debt Fund, Class IV	3,300,280	—	—	—	3,544,181
GMO U.S. Treasury Fund	11,851,979	2,000,000	2,250,000	12,731	11,601,579
GMO World Opportunity Overlay Fund	6,312,879	—	—	—	6,408,089

Totals	$24,214,572	$2,000,000	$2,250,000	$12,731	$24,354,758

Debt Opportunities Fund
GMO U.S. Treasury Fund	$77,841,625	$65,000,000	$67,000,000	$79,275	$75,841,624

Emerging Country Debt Fund
GMO Debt Opportunities Fund, Class VI	$13,956,048	$—	$—	$—	$14,217,333
GMO U.S. Treasury Fund	84,774,937	25,000,000	2,000,000	101,136	107,768,940

Totals	$98,730,985	$25,000,000	$2,000,000	$101,136	$121,986,273

Global Bond Fund
GMO Debt Opportunities Fund, Class VI	$1,654,313	$—	$—	$—	$1,685,285
GMO Emerging Country Debt Fund, Class IV	1,874,540	—	—	—	2,013,075
GMO U.S. Treasury Fund	3,999,480	—	1,500,000	3,630	2,500,080
GMO World Opportunity Overlay Fund	3,274,058	—	—	—	3,323,437

Totals	$10,802,391	$—	$1,500,000	$3,630	$9,521,877

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2016 through May 31, 2016. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2017.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. GMO believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value a Fund ultimately realizes upon the sale of those securities.

Portfolio valuation

Typically, the Funds and the underlying funds value fixed income securities at the most recent price supplied by a specific relevant pricing source determined by GMO. Although GMO normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. GMO monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Alternative pricing sources are often but not always available for securities held by the Funds and the underlying funds, although the prices supplied by those alternative sources do not necessarily align with the prices supplied by primary pricing sources. See the table below for information about securities for which no alternative pricing source was available.

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Over-the-counter (“OTC”) derivatives are generally valued at the price determined by an industry standard model. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees of GMO Trust (“the Trustees”) or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the period ended May 31, 2016, the Funds did not reduce the value of any of their OTC derivatives contracts, if any, based on the creditworthiness of their counterparties. See “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equities that trade in non-U.S. securities markets which close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds, held either directly or through investments in the underlying funds, that were valued using fair value inputs obtained from that independent pricing service as of May 31, 2016. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below.

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third-party pricing source in accordance with the market practice for that security. If an updated quoted price for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use the last quoted price so long as GMO believes that the quoted price continues to represent that security’s fair value.

In the case of derivatives, prices determined by a model may reflect an estimate of the average of bid and ask prices, regardless of whether a Fund has a long position or a short position.

As discussed above, certain of the Funds and underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees, fair valued using inputs obtained from an independent pricing service, or valued using prices for which no alternative pricing source was available. The table below presents securities and/or derivatives on a net basis, based on market values or unrealized appreciation/(depreciation), which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of May 31, 2016 is as follows:

Securities and derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees	Fair valued using inputs obtained from an independent pricing service (Net)	Single source: No alternative pricing source was available
Asset Allocation Bond Fund	1%	(1)%	—
Core Plus Bond Fund	< 1%	—	1%
Currency Hedged International Bond Fund	< 1%	—	1%
Debt Opportunities Fund	1%[1]	—	9%
Emerging Country Debt Fund	1%[2]	—	3%
Global Bond Fund	< 1%	—	< 1%
U.S. Treasury Fund	—	—	—
World Opportunity Overlay Fund	—	—	—

[1]	Consists of four U.S. Agency for International Development Floater Bonds which were valued using current LIBOR yield and adjusted by 125 basis points for liquidity considerations.
[2]	Includes the Republic of Albania Par Bond, due 08/31/25 which represents 0.9% of the Fund’s total net assets and is valued by applying a 140 basis point spread to the yield of the U.S. Treasury Strip Principal, due 08/15/25.

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). Other than Funds with investments valued using unadjusted prices supplied by a third-party pricing source (e.g., broker quotes) or as described in the footnotes to the Securities and derivatives table above, there were no other Funds with classes of investments or derivatives with direct material Level 3 holdings at May 31, 2016.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, certain U.S. government obligations, derivatives actively traded on a national securities exchange (such as some futures and options), and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include certain U.S. government agency securities, mortgage-backed securities, asset-backed securities, certain sovereign debt obligations, and corporate bonds valued using vendor prices or broker quotes; cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, certain debt securities (such as asset-backed, mortgage-backed, loans and sovereign debt) and derivatives even though they are valued using broker quotes; certain debt securities and derivatives adjusted by a specified discount for liquidity or other considerations; certain sovereign debt securities valued using comparable securities issued by the sovereign adjusted by a specified spread; securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; potential litigation recoveries and interests related to bankruptcy proceedings; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; and certain derivatives for which GMO acts as intermediary between the third party pricing vendor and the pricing agent.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of May 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Asset Allocation Bond Fund
Asset Valuation Inputs
Debt Obligations
U.S. Government	$185,489,998	$769,461,953	$—	$954,951,951

TOTAL DEBT OBLIGATIONS	185,489,998	769,461,953	—	954,951,951

Mutual Funds	486,781,059	—	—	486,781,059
Options Purchased	—	31,431,737	18,854,721	50,286,458
Short-Term Investments	443,921,390	256,454,003	—	700,375,393

Total Investments	1,116,192,447	1,057,347,693	18,854,721	2,192,394,861

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	13,917,347	—	13,917,347
Swap Contracts
Equity Risk**	—	—	3,344	3,344
Interest Rate Risk	—	141,108,906	293,981	141,402,887

Total	$1,116,192,447	$1,212,373,946	$19,152,046	$2,347,718,439

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(12,779,095)	$—	$(12,779,095)
Futures Contracts
Equity Risk	—	(1,196,071)	—	(1,196,071)
Written Options
Interest Rate Risk	—	(18,074,272)	—	(18,074,272)
Swap Contracts
Equity Risk **	—	—	(1,104,036)	(1,104,036)
Interest Rate Risk	—	(83,873,963)	(15,133,542)	(99,007,505)

Total	$—	$(115,923,401)	$(16,237,578)	$(132,160,979)

Core Plus Bond Fund
Asset Valuation Inputs
Debt Obligations
U.S. Government	$6,207,709	$39,732	$—	$6,247,441

TOTAL DEBT OBLIGATIONS	6,207,709	39,732	—	6,247,441

Mutual Funds	53,215,461	—	—	53,215,461
Short-Term Investments	6,685,288	—	—	6,685,288

Total Investments	66,108,458	39,732	—	66,148,190

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	280,330	—	280,330
Futures Contracts
Interest Rate Risk	3,056	—	—	3,056
Swap Contracts
Interest Rate Risk	—	2,335,221	—	2,335,221

Total	$66,111,514	$2,655,283	$—	$68,766,797

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(224,894)	$—	$(224,894)
Swap Contracts
Interest Rate Risk	—	(1,953,394)	—	(1,953,394)

Total	$—	$(2,178,288)	$—	$(2,178,288)

Description	Level 1	Level 2	Level 3	Total
Currency Hedged International Bond Fund
Asset Valuation Inputs
Debt Obligations
Foreign Government Obligations	$—	$34,636,362	$—	$34,636,362

TOTAL DEBT OBLIGATIONS	—	34,636,362	—	34,636,362

Mutual Funds	24,354,758	—	—	24,354,758
Options Purchased	—	110,742	—	110,742
Short-Term Investments	2,663,918	—	—	2,663,918

Total Investments	27,018,676	34,747,104	—	61,765,780

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	387,661	—	387,661
Futures Contracts
Interest Rate Risk	133,895	—	—	133,895
Swap Contracts
Interest Rate Risk	—	1,759,108	5,510	1,764,618

Total	$27,152,571	$36,893,873	$5,510	$64,051,954

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(67,691)	$—	$(67,691)
Swap Contracts
Interest Rate Risk	—	(1,147,669)	(60,014)	(1,207,683)

Total	$—	$(1,215,360)	$(60,014)	$(1,275,374)

Debt Opportunities Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$1,466,513,565	$20,293,005	$1,486,806,570
U.S. Government Agency	—	—	21,676,509	21,676,509

TOTAL DEBT OBLIGATIONS	—	1,466,513,565	41,969,514	1,508,483,079

Mutual Funds	75,841,624	—	—	75,841,624
Options Purchased	—	399,811	—	399,811
Short-Term Investments	30,645,818	—	—	30,645,818

Total Investments	106,487,442	1,466,913,376	41,969,514	1,615,370,332

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	35,498	—	35,498
Swap Contracts
Credit Risk	—	14,842,831	—	14,842,831
Interest Rate Risk	—	187,664	—	187,664

Total	$106,487,442	$1,481,979,369	$41,969,514	$1,630,436,325

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(1,867)	$—	$(1,867)
Written Options
Credit Risk	—	(614,070)	—	(614,070)
Swap Contracts
Credit Risk	—	(19,147,497)	—	(19,147,497)
Interest Rate Risk	—	(2,167,273)	—	(2,167,273)

Total	$—	$(21,930,707)	$—	$(21,930,707)

Description	Level 1	Level 2	Level 3	Total
Emerging Country Debt Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$28,676,681	$22,460,418	$51,137,099
Corporate Debt	—	—	21,573,000	21,573,000
Foreign Government Agency	—	856,383,817	90,009,124	946,392,941
Foreign Government Obligations	—	2,325,169,973	51,603,200	2,376,773,173
U.S. Government	160,986,300	73,963,641	—	234,949,941

TOTAL DEBT OBLIGATIONS	160,986,300	3,284,194,112	185,645,742	3,630,826,154

Loan Assignments	—	—	6,523,714	6,523,714
Loan Participations	—	—	72,857,812	72,857,812
Mutual Funds	121,986,273	—	—	121,986,273
Rights/Warrants	—	37,628,952	4,498,924	42,127,876
Short-Term Investments	279,915,104	—	—	279,915,104

Total Investments	562,887,677	3,321,823,064	269,526,192	4,154,236,933

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$504,743	$—	$504,743
Options
Credit Risk	—	—	341,465	341,465
Swap Contracts
Credit Risk	—	36,862,794	—	36,862,794

Total	$562,887,677	$3,359,190,601	$269,867,657	$4,191,945,935

Liability Valuation Inputs
Derivatives*
Options
Credit Risk	$—	$—	$(3,895,149)	$(3,895,149)
Swap Contracts
Credit Risk	—	(89,977,262)	—	(89,977,262)
Interest Rate Risk	—	(19,774,527)	—	(19,774,527)

Total	$—	$(109,751,789)	$(3,895,149)	$(113,646,938)

Global Bond Fund
Asset Valuation Inputs
Debt Obligations
Foreign Government Obligations	$—	$17,034,896	$—	$17,034,896
U.S. Government	—	9,225,130	—	9,225,130

TOTAL DEBT OBLIGATIONS	—	26,260,026	—	26,260,026

Mutual Funds	9,521,877	—	—	9,521,877
Options Purchased	—	71,771	—	71,771
Short-Term Investments	1,019,786	—	—	1,019,786

Total Investments	10,541,663	26,331,797	—	36,873,460

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	80,488	—	80,488
Futures Contracts
Interest Rate Risk	43,053	—	—	43,053
Swap Contracts
Interest Rate Risk	—	1,122,296	3,441	1,125,737

Total	$10,584,716	$27,534,581	$3,441	$38,122,738

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(144,464)	$—	$(144,464)
Futures Contracts
Interest Rate Risk	(6,861)	—	—	(6,861)
Swap Contracts
Interest Rate Risk	—	(711,582)	(40,380)	(751,962)

Total	$(6,861)	$(856,046)	$(40,380)	$(903,287)

Description	Level 1	Level 2	Level 3	Total
U.S. Treasury Fund
Short-Term Investments	$3,405,027,083	$—	$—	$3,405,027,083

Total Investments	3,405,027,083	—	—	3,405,027,083

Total	$3,405,027,083	$—	$—	$3,405,027,083

World Opportunity Overlay Fund
Short-Term Investments	$15,587,897	$—	$—	$15,587,897

Total Investments	15,587,897	—	—	15,587,897

Total	$15,587,897	$—	$—	$15,587,897

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value. Excludes purchased options, if any, which are included in investments.
**	Risk is the correlation between equity risk and foreign currency risk.

The underlying GMO funds held at period end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ summary of levels above.

For all Funds for the period ended May 31, 2016, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 2016	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*		Transfer out of Level 3*		Balances as of May 31, 2016	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of May 31, 2016
Asset Allocation Bond Fund
Options purchased
Quanto Options	$45,987,627	$—	$(27,568,927)	$—	$(8,535,663)$	8,971,684	$—		$—		$18,854,721	$8,971,684
Derivatives
Swap Contracts	(11,702,625)	—	—	—	—	9,342,532	(13,580,160	)**	—		(15,940,253)	9,342,532

Total	$34,285,002	$—	$(27,568,927)	$—	$(8,535,663)	$18,314,216	$(13,580,160)		$—		$2,914,468	$18,314,216

Core Plus Bond Fund
Derivatives
Swap Contracts	$(45,734)	$—	$45,734	$—	$(53,455)	$53,455	$—		$—		$—	$—

Total	$(45,734)	$—	$45,734	$—	$(53,455)	$53,455	$—		$—		$—	$—

Currency Hedged International Bond Fund
Derivatives
Swap Contracts	$(13,707)	$—	$—	$—	$—	$4,426	$(45,223	)**	$—		$(54,504)	$4,426

Total	$(13,707)	$—	$—	$—	$—	$4,426	$(45,223)		$—		$(54,504)	$4,426

Debt Opportunities Fund
Debt Obligations
Asset-Backed Securities	$26,579,832	$4,529,411	$(6,205,299)	$46,578	$(3,938,023)	$5,003,006	$—		$(5,722,500	)**	$20,293,005	$394,469
U.S. Government Agency	22,266,906	—	(708,939)	4,548	26,109	87,885	—		—		21,676,509	110,412

Total	$48,846,738	$4,529,411	$(6,914,238)#	$51,126	$(3,911,914)	$5,090,891	$—		$(5,722,500)		$41,969,514	$504,881

Emerging Country Debt Fund
Debt Obligations
Asset-Backed Securities	$22,096,944	$—	$(349,793)	$23,008	$—	$690,259	$—		$—		$22,460,418	$690,259
Corporate Debt	21,661,400	—	—	(165)	—	(88,235)	—		—		21,573,000	(88,235)
Foreign Government Agency	71,588,911	—	—	218,868	—	2,230,878	15,970,467	**	—		90,009,124	2,230,878
Foreign Government Obligations	14,341,239	—	—	393,842	—	(865,766)	37,733,885	**	—		51,603,200	(865,766)
Judgments	45,684,000	—	(70,500,000)	163,871	33,658,452	(9,006,323)	—		—		—	—

Total Debt Obligations	175,372,494	—	(70,849,793)	799,424	33,658,452	(7,039,187)	53,704,352		—		185,645,742	1,967,136

Loan Assignments	6,481,913	—	—	58,032	—	(16,231)	—		—		6,523,714	(16,231)
Loan Participations	69,224,829	—	(1,927,967)	220,627	—	5,340,323	—		—		72,857,812	5,340,323
Rights/Warrants	4,766,873	—	—	—	—	(267,949)	—		—		4,498,924	(267,949)

Total Investments	255,846,109	—	(72,777,760)	1,078,083	33,658,452	(1,983,044)	53,704,352		—		269,526,192	7,023,279

Derivatives
Options	(5,519,531)	—	—	—	—	1,965,847	—		—		(3,553,684)	1,965,847

Total	$250,326,578	$—	$(72,777,760)	$1,078,083	$33,658,452	$(17,197)	$53,704,352		$—		$265,972,508	$8,989,126

Global Bond Fund
Derivatives
Swap Contracts	$(8,887)	$—	$—	$—	$—	$2,870	$(30,922	)**	$—		$(36,939)	$2,870

Total	$(8,887)	$—	$—	$—	$—	$2,870	$(30,922)		$—		$(36,939)	$2,870

World Opportunity Overlay Fund
Debt Obligations
Asset-Backed Securities	$6,778	$—	$0	$—	$(6,777,455)	$6,770,677	$—		$—		$—	$—
U.S. Government Agency	941,000	—	(954,000)	(657)	128,953	(115,296)	—		—		—	—

Total	$947,778	$—	$(954,000)	$(657)	$(6,648,502)	$6,655,381	$—		$—		$—	$—

*	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.
**	Financial assets transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was observable market data to value these assets at period end.
#	Includes $1,072,790 of proceeds received from principal payups and paydowns.

The net aggregate direct and indirect exposure to investments in securities and/or derivatives using Level 3 inputs and presented on a net basis, which will tend to understate the Funds’ exposure, (based on each Fund’s net assets) as of May 31, 2016 were as follows:

Fund Name	Level 3 securities and derivatives
Asset Allocation Bond Fund	< 1%
Core Plus Bond Fund	< 1%
Currency Hedged International Bond Fund	< 1%
Debt Opportunities Fund	3%
Emerging Country Debt Fund	7%
Global Bond Fund	< 1%
U.S. Treasury Fund	—
World Opportunity Overlay Fund	—

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Eastern time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Indexed Investments

Each Fund may invest in various transactions and instruments that are designed to track the performance of an index (including, but not limited to, securities indices and credit default indices). Indexed securities are securities the redemption values and/or coupons of which are indexed to a specific instrument, group of instruments, index, or other statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities or inflation indices, currencies, precious metals or other commodities, or other financial indicators. For example, the maturity value of gold-indexed securities depends on the price of gold and, therefore, their price tends to rise and fall with gold prices.

Loan assignments and participations

The Funds (except U.S. Treasury Fund) may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties by corporate, governmental or other borrower. Such “loans” may include bank loans, promissory notes, and loan participations, or in the case of suppliers of goods or services, trade claims or other receivables. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness a Fund has direct recourse against the borrower, it may have to rely on the agent to enforce its rights against the borrower. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and that Fund may have minimal control over the terms of any loan modification. Loan assignments and participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Repurchase agreements

The Funds may enter into repurchase agreements with banks and brokers. Under a repurchase agreement a Fund acquires a security for a relatively short period for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired may be less than the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. Repurchase agreements outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Reverse repurchase agreements

The Funds may enter into reverse repurchase agreements with banks and brokers to enhance return. A reverse repurchase agreement involves sales by the Funds of portfolio securities concurrently with an agreement by the Funds to repurchase the same securities at a later date at a fixed price. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Funds’ right to repurchase the securities. Furthermore, in that situation the Funds may be unable to recover the securities it sold in connection with a reverse repurchase agreement and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them.

Additionally, reverse repurchase agreements entail the same risks as OTC derivatives. As of May 31, 2016, the Funds listed below had entered into reverse repurchase agreements.

Fund Name	Received from reverse repurchase agreements ($)	Market value of securities plus accrued interest ($)
Emerging Country Debt Fund	43,569,769	42,587,106

Reverse repurchase agreements outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Inflation-indexed bonds

The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The market price of inflation-indexed bonds normally changes when real interest rates change. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rate minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Coupon payments received by a Fund from inflation-indexed bonds are generally included in the Fund’s gross income for the period in which they accrue. In addition, any increase in the principal amount of an inflation-indexed bond is generally included in the Fund’s gross income, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Delayed delivery commitments and when-issued securities

The Funds (except U.S. Treasury Fund) may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The purchase of when-issued or delayed delivery securities can cause a Fund’s portfolio to be leveraged. Delayed delivery commitments outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Short sales

Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability. A Fund is obligated to deliver securities at the trade price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. Short sales outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Asset Allocation Bond Fund	Core Plus Bond Fund	Currency Hedged International Bond Fund	Debt Opportunities Fund	Emerging Country Debt Fund	Global Bond Fund	U.S. Treasury Fund	World Opportunity Overlay Fund
Commodities Risk	X
Counterparty Risk	X	X	X	X	X	X		X
Credit Risk	X	X	X	X	X	X	X	X
Currency Risk	X	X	X	X	X	X		X
Derivatives and Short Sales Risk	X	X	X	X	X	X		X
Focused Investment Risk	X	X	X	X	X	X	X	X
Fund of Funds Risk	X	X	X	X	X	X
Illiquidity Risk	X	X	X	X	X	X		X
Large Shareholder Risk	X	X	X	X	X	X	X	X
Leveraging Risk	X	X	X	X	X	X		X
Management and Operational Risk	X	X	X	X	X	X	X	X
Market Disruption and Geopolitical Risk	X	X	X	X	X	X	X	X
Market Risk – Asset-Backed Securities	X	X	X	X	X	X		X
Market Risk – Equities	X	X	X	X		X
Market Risk – Fixed Income Investments	X	X	X	X	X	X	X	X
Non-Diversified Funds	X	X	X	X	X	X		X
Non-U.S. Investment Risk	X	X	X	X	X	X		X
Small Company Risk	X	X	X	X		X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in underlying funds is exposed to the risks to which the underlying funds in which it invests are exposed, as well as the risk that the underlying funds will not perform as expected. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through underlying funds.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• COMMODITIES RISK. Commodity prices can be extremely volatile and are affected by many factors. Exposure to commodities can cause the net asset value of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The value of commodity-related derivatives or indirect investments in commodities may fluctuate more than the commodity, commodities or commodity index to which they relate. See “Derivatives and Short Sales Risk” for a discussion of specific risks of a Fund’s derivatives investments, including commodity-related derivatives.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. In addition, a Fund may suffer losses if a counterparty fails to comply with applicable laws or other requirements. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties with whom they enter into contracts maintain a specific rating by a nationally recognized rating organization. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time during which events may occur that prevent settlement. Counterparty risk also is greater when a Fund has entered into derivatives contracts with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have terms longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required. GMO’s view with respect to a particular counterparty is subject to change. The fact, however, that it changes adversely (whether due to external events or otherwise) does not mean a Fund’s existing transactions with that counterparty will necessarily be terminated or modified. In addition, a Fund may enter into new transactions with a counterparty that GMO no longer considers a desirable counterparty if the transaction is primarily designed to reduce the Fund’s overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lower notional amount or entering into a countervailing trade with the same counterparty).

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives has been and will continue to be affected by new rules and regulations relating to the derivatives market. As described under “Derivatives and Short Sales Risk,” some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the Funds’ ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide governmental authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Funds could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations, or in anticipation of such failure, or the downgrade of the credit rating of the investment. This risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

All fixed income securities are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation, a government or government entity, whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the term of a fixed income security. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign or quasi-sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s ability and willingness to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In many cases, the credit risk of a fixed income security is reflected in its credit ratings, and a Fund holding such a security is subject to the risk that the investment’s rating will be downgraded.

Securities issued by the U.S. government historically have presented minimal credit risk. However, events in 2011 led to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a default in the payment of principal or interest on U.S. government securities would decrease, the value of a Fund’s investments and increase the volatility of a Fund’s portfolio.

As described under “Market Risk — Asset-Backed Securities,” asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors, as described under “Market Risk — Asset-Backed Securities.”

The obligations of issuers also may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives and Short Sales Risk” for more information regarding risks associated with the use of credit default swaps.

The extent to which the market price of a fixed income security changes in response to a credit event depends on many factors and can be difficult to predict. For example, even though the effective duration of a long-term floating rate security is very short, an adverse credit event or a change in the perceived creditworthiness of its issuer could cause its market price to decline much more than its effective duration would suggest. Credit risk is particularly pronounced for below investment grade securities (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade securities have speculative characteristics, often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. Investments in distressed or defaulted or other low quality debt securities generally are considered speculative and may involve substantial risks not normally associated with investments in higher quality securities, including adverse business, financial or economic conditions that lead to payment defaults and insolvency proceedings on the part of their issuers. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments, and a Fund may incur additional expenses to seek recovery. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt security proves incorrect, a Fund may lose a substantial portion or all of its investment or may be required to accept cash or instruments worth less than its original investment. In the event of default of sovereign debt, the Funds may be unable to pursue legal action against the issuer.

•  CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value relative to the currency in which the Fund is denominated. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss on both the hedging instrument and the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk.”

Many of the Funds use derivatives to take currency positions that are under- or over-weighted (in some cases significantly) relative to the currency exposure of their portfolios and their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money on both its holdings of a particular currency and the derivative. See also “Non-U.S. Investment Risk.”

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case GMO may decide to purchase U.S. dollars in a parallel market with an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk”).

• DERIVATIVES AND SHORT SALES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that their value may not change as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements, and other OTC contracts. Derivatives may relate to securities, commodities, currencies, currency exchange rates, interest rates, inflation rates, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the cost of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s fundamental fair (or intrinsic) value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs a greater risk of not being able to recover what it is owed if the counterparty defaults. Even when derivatives are required by contract to be collateralized, a Fund typically will not receive the collateral for one or more days after the collateral is required to be posted.

The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, GMO may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk”) and counterparty risk (see “Counterparty Risk”). These derivatives are also subject to documentation risk, which is the risk that ambiguities, inconsistencies or errors in the documentation relating to a derivative transaction may lead to a dispute with the counterparty or unintended investment results. In addition, see “Commodities Risk” for a discussion of risks specific to commodity-related derivatives. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk.”

A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders. In addition, the tax treatment of a Fund’s use of derivatives may be unclear because there is little case or other law interpreting the terms of most derivatives or determining their tax treatment. In addition, the Securities and Exchange Commission recently proposed a rule under the Investment Company Act of 1940, as amended (the “1940 Act”), regulating the use by registered investment companies of derivatives and many related instruments. That rule, if adopted as proposed, would, among other things, restrict a Fund’s ability to engage in derivatives transactions or so increase the cost of derivatives transactions that a Fund would be unable to implement its investment strategy.

Derivatives Regulation. The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and some other countries) are implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear.

Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements, for example, by requiring that funds provide more margin for their cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member at any time can require termination of an existing cleared derivatives position or an increase in margin requirements above those required at the outset of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member (see “Counterparty Risk” below). Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member. Also, such documentation typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks may be more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), the Fund may be unable to execute all components of the package on the swap execution facility. In that case, the Fund would need to trade some components of the package on the swap execution facility and other components in another manner, which could subject the Fund to the risk that some components would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

The U.S. government and the European Union have adopted mandatory minimum margin requirements for bilateral derivatives. GMO expects that the Funds’ transactions will become subject to variation margin requirements under such rules in 2017 and initial margin requirements under such rules in 2020. Such requirements could increase the amount of margin a Fund needs to provide in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Funds, since the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they have historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members, which will take effect when rules imposing mandatory minimum margin requirements on bilateral swaps, as described above, become effective. These rules and regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Options. Some Funds are permitted to write options. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time before the option’s expiration, the writer of an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. (The writer of a European-style option is not subject to this risk because the holder may only exercise the option on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO, and other funds advised by GMO will likely constitute such a group. When applicable, these limits restrict a Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund’s transactions in options, which could increase the taxes payable by shareholders. In particular, a Fund’s options transactions potentially could cause a substantial portion of the Fund’s distributions to consist of amounts taxable to shareholders subject to U.S. income tax at ordinary income tax rates. With respect to a Fund that makes extensive use of selling put options on various stock indices, a substantial portion of that Fund’s income could consist of short-term capital gains. See the Funds’ prospectus and statement of additional information for more information.

Short Investment Exposure. Some Funds may sell securities or currencies short as part of their investment programs in an attempt to increase their returns or for hedging purposes. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange a security or currency to replace the borrowed security or currency when the security or currency sold short has appreciated in value, thus resulting in a loss to the Fund. Purchasing a security or currency to close out a short position can itself cause the price of the security or currency to rise further, thereby exacerbating any losses. A Fund that sells short a security or currency it does not own also may have to pay borrowing fees to a broker and may be required to pay the broker any dividends or interest it receives on a borrowed security.

A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• FOCUSED INVESTMENT RISK. Funds with investments that are focused in particular countries, regions, sectors, industries or issuers that are subject to the same or similar risk factors and funds with investments whose prices are closely correlated are subject to greater overall risk than funds with investments that are more diversified or whose prices are more not as closely correlated.

A Fund that invests in the securities of a small number of issuers has greater exposure to adverse developments affecting those issuers and to a decline in the market price of particular securities than Funds investing in the securities of a larger number of issuers. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically (or related) to a particular geographic region, country (e.g., Taiwan or Japan), or market (e.g., emerging markets), or to sectors within a region, country, or market (e.g., Russian oil) have more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in the value of the currency of one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk” above.

• FUND OF FUNDS RISK. Funds that invest in underlying funds (including underlying GMO Funds) are exposed to the risk that the underlying funds will not perform as expected. The Funds are also indirectly exposed to all of the risks to which the underlying funds are exposed.

Because a Fund bears the fees and expenses of an underlying fund in which it invests, absent reimbursement, the Fund will incur additional expenses when investing in an underlying fund. In addition, total Fund expenses will increase if a Fund makes a new or further investment in underlying funds with higher fees or expenses than the average fees and expenses of the underlying funds then in the Fund’s portfolio. In addition, to the extent a Fund invests in shares of underlying GMO Funds, it is indirectly subject to Large Shareholder Risk because those underlying GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk.”

Investments in ETFs involve the risk that an ETF’s performance may not track the performance of the index the ETF is designed to track. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed in “Derivatives and Short Sales Risk.”

A Fund’s investments in one or more underlying funds could affect the amount, timing and character of its distributions and could cause the Fund to recognize taxable income in excess of the cash generated by such investments, requiring the Fund in turn to liquidate investments at disadvantageous times to generate cash needed to make required distributions.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent a Fund’s investments include asset-backed securities, distressed, defaulted or other low quality debt securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float adjusted market capitalizations, or emerging market securities, it is subject to increased illiquidity risk. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. Illiquidity risk also may be greater in times of financial stress. For example, TIPS have experienced periods of greatly reduced liquidity during disruptions in fixed income markets, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

A Fund may buy securities that are less liquid than those in its benchmark.

A Fund’s ability to use options as part of its investment program depends on the liquidity of the options market. In addition, that market may not be liquid when a Fund seeks to close out an option position. Also, the hours of trading for options on an exchange may not conform to the hours during which the securities held by s Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for underlying securities that are not immediately reflected in the options markets. If a Fund receives a redemption request and is unable to close out an option it has sold, the Fund may temporarily be leveraged in relation to its assets.

• LARGE SHAREHOLDER RISK. To the extent a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may purchase or sell Fund shares. The Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Additionally, in the case of Funds that are regulated investment companies for U.S. federal income tax purposes, they also potentially limit the use of any capital loss carryforwards and other losses to offset future realized capital gains (if any) and may limit or prevent a

Fund’s use of tax equalization. In addition, to the extent a Fund invests in other GMO Funds subject to large shareholder risk, the Fund is indirectly subject to this risk.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For many Funds, GMO often uses quantitative models as part of its investment process. GMO’s models are not necessarily predictive of future market events and use simplifying assumptions that can limit their effectiveness. The data on which the models are based is subject to limitations (e.g. inaccuracies, staleness) that could adversely affect a Fund’s performance. The Funds also run the risk that GMO’s assessment of an investment (including a company’s fundamental fair (or intrinsic) value) may be wrong.

There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors could prevent a Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide a net asset value (“NAV”) for a Fund or share class on a timely basis. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have contractual limitations on their liability to the Funds for losses resulting from their errors.

The Funds and their service providers (including GMO) are susceptible to cyber-attacks and technological malfunctions that may have effects that are similar to those of a cyber-attack. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release or misappropriation of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent cyber-attacks, such plans and systems are subject to inherent limitations. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events (e.g., wars and terrorism) will disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Funds’ investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of a Fund’s investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trading practices, which could disrupt the orderly functioning of markets or reduce the value of investments traded in them, including investments of the Funds. Instances of fraud and other deceptive practices committed by senior management of certain companies in which a Fund invests may undermine GMO’s due diligence efforts with respect to such companies, and if such fraud is discovered, negatively affect the value of the Fund’s investments. In addition, when discovered, financial fraud may contribute to overall market volatility, which can negatively impact a Fund’s investment program. Financial fraud also may impact the rates or indices underlying a Fund’s investments. While the U.S. government has always honored its credit obligations, a default by the U.S. government (as has been threatened in recent years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of several European Union countries, as well as the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or leaves the European Union or if the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could adversely affect the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Asset-Backed Securities — Investments in asset-backed securities not only are subject to all of the market risks described under “Market Risk – Fixed Income Investments,” but to other market risks as well.

Asset-backed securities are often exposed to greater risk of severe credit downgrades, illiquidity, and defaults than many other types of fixed income investments. These risks are particularly acute during periods of adverse market conditions, such as those that occurred in 2008. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, and credit-card receivables. They also may be backed by pools of corporate, sovereign or quasi-sovereign bonds, bank loans to corporations, or a combination of bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees payable to service providers.

As described under “Market Risk — Fixed Income Investments,” the market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a variety of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flow generated by the assets backing the securities, as well as the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support and the credit quality of the credit-support provider, if any, and the reliability of various other service providers with access to the payment stream. A problem in any one of these factors can lead to a reduction in the payment stream GMO expected a Fund to receive at the time the Fund purchased the asset-backed security. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. Asset-backed securities backed by sub-prime mortgage loans, in particular, may expose a Fund to significantly greater declines in value due to defaults because sub-prime mortgage loans are typically made to less creditworthy borrowers and thus have a higher risk of default than conventional mortgage loans. The obligations of issuers (and obligors of asset-backed securities) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. As of the date of this report, many asset-backed securities owned by the Funds that were once rated investment grade are now rated below investment grade. See “Credit Risk” for more information about credit risk.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the market prices of asset-backed and other fixed income securities. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market price of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of documentation for underlying assets also may affect the rights of holders of those underlying assets. The insolvency of an entity that generated the assets underlying an asset-backed security is likely to result in a decline in the market price of that security, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the asset-backed security. When interest rates rise, these obligations also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease. In addition, the existence of insurance on an asset-backed security does not guarantee that the principal and interest will be paid because the insurer could default on its obligations.

The risk of investing in asset-backed securities has increased since the deterioration in worldwide economic and liquidity conditions referred to above because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated. See “Focused Investment Risk” for more information about risks of investing in correlated sectors. A single financial institution may serve as a trustee for many asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on many investments. The risks associated with asset-backed securities are particularly pronounced for Debt Opportunities Fund, which has invested a substantial portion of its assets in asset-backed securities, and for each Fund that has invested a substantial portion of its assets in Debt Opportunities Fund.

Equities — Funds that invest in equities run the risk that the market price of an equity will decline. That decline may be attributable to factors affecting the issuer, such as poor performance by the company’s management or reduced demand for its goods or services, or to factors affecting a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. A decline also may result from general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and their market prices can decline in a rapid or unpredictable manner. If a Fund purchases an equity for less than its fundamental fair (or intrinsic) value as determined by GMO, the Fund runs the risk that the market price will not appreciate or will decline due to GMO’s incorrect assessment of the equity’s fundamental fair (or intrinsic) value. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

Fixed Income Investments — Funds that invest in fixed income securities (including bonds, notes, bills, synthetic debt instruments, and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities, and sovereign and quasi-sovereign debt instruments, can decline due to uncertainty about their credit quality and the reliability of their payment streams. Some fixed income securities also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income security. When interest rates rise, these securities also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade securities (commonly referred to as “junk bonds”) may be particularly volatile. Often below investment grade securities are subject to greater sensitivity to interest rate and economic changes than higher rated bonds and can be more difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. See “Credit Risk” and “Illiquidity Risk” for more information about these risks.

A risk run by each Fund with a significant investment in fixed income securities is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater for Funds investing in fixed income securities with longer durations. In addition, in managing some Funds, GMO may seek to evaluate potential investments in part by considering the volatility of interest rates. The value of a Fund’s investments may be significantly reduced if GMO’s assessment proves incorrect.

The extent to which a fixed income security’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate securities have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate securities when interest rates rise but outperform them when interest rates decline. Fixed income securities paying no interest, such as zero coupon and principal-only securities, are subject to additional interest rate risk.

The market price of inflation-indexed bonds (including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”)) typically declines during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increases during periods of declining real interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities.

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless GMO waives or reduces its management fees.

Fixed income securities denominated in foreign currencies also are subject to currency risk. See “Currency Risk”.

In response to government intervention, economic or market developments, or other factors, fixed income markets may experience periods of high volatility, reduced liquidity or both. During those periods, a Fund could have unusually high shareholder redemptions, requiring it to generate cash by selling securities when it would otherwise not do so, including at unfavorable prices. Fixed income investments may be difficult to value during such periods. In recent periods, central banks and governmental financial regulators, including the U.S. Federal Reserve, have maintained historically low interest rates by purchasing bonds. Steps to curtail or “taper” such activities and other actions by central banks or regulators (such as intervention in foreign currency markets or currency controls) could have a material adverse effect on the Funds.

• MERGER ARBITRAGE RISK. Some Funds may engage in transactions in which a Fund purchases securities at prices below the value of the consideration GMO expects to be paid for them upon consummation of a proposed merger, exchange offer, tender offer, or other similar transaction (“merger arbitrage transactions”). The purchase price paid by the Fund may substantially exceed the market price of the securities before the announcement of the transaction.

If a Fund engages in a merger arbitrage transaction and that transaction later appears unlikely to be consummated or, in fact, is not consummated or is delayed, the market prices of the securities purchased by the Fund may decline sharply, resulting in losses to the Fund. The risk/reward payout of merger arbitrage strategies typically is asymmetric as the losses in failed transactions often far exceed the gains in successful transactions. A merger arbitrage transaction can fail for many reasons, including regulatory and antitrust restrictions, political motivations, industry weakness, stock specific events, failed financings, and general market declines.

Merger arbitrage strategies depend for success on the overall volume of merger activity, which has historically been cyclical. When merger activity is low, GMO may be unable to identify enough opportunities to provide sufficient diversification. Merger arbitrage strategies are subject to the risk of overall market movements, and a Fund may experience losses even if a transaction is consummated. A Fund’s investments in derivatives or short sales of securities to hedge or otherwise adjust long or short investment exposure in connection with a merger arbitrage transaction may not perform as GMO expected or may otherwise reduce the Fund’s gains or increase its losses. Also, a Fund may be unable to hedge against market fluctuations or other risks. In addition, a Fund that sells securities short that GMO expects it to receive upon consummation of a transaction but it does not actually receive (and thus has an unintended “naked” short position) may be required to cover its short position at a time when the securities sold short have appreciated in value, thus resulting in a loss.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of relatively few issuers. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

All of the Funds (except U.S. Treasury Fund) are not diversified investment companies within the meaning of the 1940 Act. In addition, each of the Funds (other than U.S. Treasury Fund) may invest in shares of one or more other GMO Funds that are not diversified investment companies under the 1940 Act.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to more risks than Funds that invest only in U.S. securities. Non-U.S. securities markets often include securities of only a small number of companies in a limited number of industries. As a result, the market prices of many of the securities traded on those markets fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. A Fund’s decision to seek a refund is in its sole discretion, and, particularly in light of the cost involved, it may decide not to seek a refund, even if eligible. The outcome of a Fund’s efforts to obtain a refund may be unpredictable. Accordingly, a refund is not typically reflected in a Fund’s net asset value until it is received or until the Fund determines there is a high likelihood the refund will be received.

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, other government involvement in the economy or in the affairs of specific companies or industries (including in the case of wholly or partially state-owned enterprises), adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States with respect to brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in foreign currency exchange rates also affect the market value of a Fund’s non-U.S. investments (see “Currency Risk”).

The Funds need a license to invest directly in many non-U.S. securities markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license to invest in a particular market is terminated or suspended, to obtain exposure to that market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of a GMO client could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy or in the affairs of specific companies or industries (including in the case of wholly or partially state-owned enterprises); less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and enforcing legal judgments; and significantly smaller market capitalizations of issuers. In addition, the economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities.

• SMALL COMPANY RISK. Companies with smaller market capitalizations may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, may have inexperienced managers or may depend on a smaller group of key employees as compared to larger companies. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for securities of these companies.

Temporary Defensive Positions. Temporary defensive positions are positions that are inconsistent with a Fund’s principal investment strategies and are taken in attempting to respond to adverse market, economic, political or other conditions.

The Funds (other than U.S. Treasury Fund) may take temporary defensive positions if deemed prudent by GMO. Many of the Funds have previously taken temporary defensive positions and have exercised the right to honor redemption requests in-kind.

To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives to gain long investment exposure to securities or other assets. In particular, the Funds may use swaps or other derivatives on an index, a single security, or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). For example, a Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer or may use a bond futures contract to short the bond market of a particular country. A Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency. The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For instance, GMO may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

Each of the Funds is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of their derivative positions, the Funds will typically have (or may have, in the case of Debt Opportunities Fund and U.S. Treasury Fund) gross investment exposures in excess of their net assets (i.e., the Funds will be (or may be, in the case of Debt Opportunities Fund and U.S. Treasury Fund) leveraged) and therefore are subject to heightened risk of loss. Each Fund’s (other than Debt Opportunities Fund and U.S. Treasury Fund) performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the period ended May 31, 2016, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Asset Allocation Bond Fund	Core Plus Bond Fund	Currency Hedged International Bond Fund	Debt Opportunities Fund	Emerging Country Debt Fund	Global Bond Fund	World Opportunity Overlay Fund
Forward currency contracts
Adjust currency exchange rate risk	X	X	X	X	X	X
Adjust exposure to foreign currencies	X	X	X		X	X
Futures contracts
Adjust interest rate exposure		X	X			X
Maintain the diversity and liquidity of the portfolio		X	X			X
Adjust exposure to certain markets	X
Options (Purchased)
Adjust currency exchange rate risk	X	X	X			X
Adjust exposure to foreign currencies	X	X	X			X
Adjust interest rate exposure	X	X	X			X
Provide a measure of protection against default loss				X
Adjust exposure to equity markets	X			X
Options (Written)
Achieve exposure to a reference entity’s credit				X
Adjust currency exchange rate risk	X	X	X			X
Adjust exposure to foreign currencies	X	X	X			X
Adjust interest rate exposure	X	X	X			X
Provide a measure of protection against default loss				X
Options (Credit linked)
Achieve exposure to a reference entity’s credit					X
Swap contracts
Achieve exposure to a reference entity’s credit				X	X
Adjust interest rate exposure	X	X	X	X	X	X	X
Provide a measure of protection against default loss				X	X
Adjust exposure to certain markets	X
Adjust exposure to foreign currencies					X
Provide exposure to the Fund’s benchmark		X	X
Rights and/or warrants
Achieve exposure to a reference commodity/economic statistic					X

Forward currency contracts

The Funds (except U.S. Treasury Fund) may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market price of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was settled.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. “Quanto” options are cash-settled options in which the underlying asset (often an index) is denominated in a currency other than the currency in which the option is settled. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

For the period ended May 31, 2016, investment activity in options contracts written by the Funds was as follows:

	Puts			Calls

	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Asset Allocation Bond Fund
Outstanding, beginning of period	74,764,000	—	$4,092,476	2,793,243,600	—	$103,898,119
Options written	—	—	—	407,298,000	—	15,212,569
Options bought back	—	—	—	(2,891,854,600)	—	(103,350,854)
Options expired	(37,382,000)	—	(1,697,289)	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	37,382,000	—	$2,395,187	308,687,000	—	$15,759,834

	Puts			Calls

	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Core Plus Bond Fund
Outstanding, beginning of period	—	—	$—	40,895,000	—	$1,721,643
Options written	—	—	—	—	—	—
Options bought back	—	—	—	(40,895,000)	—	(1,721,643)
Options expired	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	—	—	$—	—	—	$—

Currency Hedged International Bond Fund
Outstanding, beginning of period	—	—	$—	12,158,000	—	$510,173
Options written	—	—	—	—	—	—
Options bought back	—	—	—	(12,158,000)	—	(510,173)
Options expired	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	—	—	$—	—	—	$—

Debt Opportunities Fund
Outstanding, beginning of period	110,108,000	—	$432,812	—	—	$—
Options written	312,410,000	—	1,149,701	—	—	—
Options bought back	(189,670,000)	—	(663,317)	—	—	—
Options expired	(17,608,000)	—	(47,866)	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	215,240,000	—	$871,330	—	—	$—

Global Bond Fund
Outstanding, beginning of period	—	—	$—	7,910,500	—	$332,142
Options written	—	—	—	—	—	—
Options bought back	—	—	—	(7,910,500)	—	(332,142)
Options expired	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	—	—	$—	—	—	$—

In a credit linked option contract, one party makes payments to another party in exchange for the option to exercise a contract where the buyer has the right to receive a specified return if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities and a specified decrease in the value of the related collateral occurs. A writer of a credit linked option receives periodic payments in return for its obligation to pay an agreed-upon value to the other party if they exercise their option in the case of a credit event. If no credit event occurs, the seller has no payment obligation and will keep the premiums received.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Funds value OTC options using industry models and inputs provided by primary pricing sources.

Swap contracts

The Funds may directly or indirectly use various swap contracts, including, without limitation, swaps on securities and securities indices, total return swaps, interest rate swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, municipal swaps, dividend swaps, volatility swaps, correlation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal). Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

Inflation swaps involve the exchange of a floating rate linked to an index for a fixed rate interest payment with respect to a notional amount or principal.

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Correlation swaps involve receiving a stream of payments based on the actual average correlation between or among the price movements of two or more underlying variables over a period of time, in exchange for making a regular stream of payments based on a fixed “strike” correlation level (or vice versa), where both payment streams are based on a notional amount. The underlying variables may include, without limitation, commodity prices, exchange rates, interest rates and stock indices.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Additionally, Emerging Country Debt Fund owns warrants linked to the price of oil. Rights and/or warrants outstanding at the end of the period if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure as of May 31, 2016:

The risks referenced in the tables below are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

	Credit Contracts	Equity Contracts		Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Asset Allocation Bond Fund
Assets:
Investments, at value (purchased options)	$—	$18,854,721		$—	$31,431,737	$—	$50,286,458
Unrealized Appreciation on Forward Currency Contracts	—	—		13,917,347	—	—	13,917,347
Unrealized Appreciation on Swap Contracts	—	3,344	*	—	141,402,887	—	141,406,231

Total	$—	$18,858,065		$13,917,347	$172,834,624	$—	$205,610,036

Liabilities:
Unrealized Depreciation on Forward Currency Contracts	$—	$—		$(12,779,095)	$—	$—	$(12,779,095)
Unrealized Depreciation on Futures Contracts	—	(1,196,071)		—	—	—	(1,196,071)
Written Options, at value	—	—		—	(18,074,272)	—	(18,074,272)
Unrealized Depreciation on Swap Contracts	—	(1,104,036	)*	—	(99,007,505)	—	(100,111,541)

Total	$—	$(2,300,107)		$(12,779,095)	$(117,081,777)	$—	$(132,160,979)

Core Plus Bond Fund
Assets:
Unrealized Appreciation on Forward Currency Contracts	$—	$—		$280,330	$—	$—	$280,330
Unrealized Appreciation on Futures Contracts	—	—		—	3,056	—	3,056
Unrealized Appreciation on Swap Contracts	—	—		—	2,335,221	—	2,335,221

Total	$—	$—		$280,330	$2,338,277	$—	$2,618,607

Liabilities:
Unrealized Depreciation on Forward Currency Contracts	$—	$—		$(224,894)	$—	$—	$(224,894)
Unrealized Depreciation on Swap Contracts	—	—		—	(1,953,394)	—	(1,953,394)

Total	$—	$—		$(224,894)	$(1,953,394)	$—	$(2,178,288)

Currency Hedged International Bond Fund
Assets:
Investments, at value (purchased options)	$—	$—		$—	$110,742	$—	$110,742
Unrealized Appreciation on Forward Currency Contracts	—	—		387,661	—	—	387,661
Unrealized Appreciation on Futures Contracts	—	—		—	133,895	—	133,895
Unrealized Appreciation on Swap Contracts	—	—		—	1,764,618	—	1,764,618

Total	$—	$—		$387,661	$2,009,255	$—	$2,396,916

Liabilities:
Unrealized Depreciation on Forward Currency Contracts	$—	$—		$(67,691)	$—	$—	$(67,691)
Unrealized Depreciation on Swap Contracts	—	—		—	(1,207,683)	—	(1,207,683)

Total	$—	$—		$(67,691)	$(1,207,683)	$—	$(1,275,374)

Debt Opportunities Fund
Assets:
Investments, at value (purchased options)	$399,811	$—		$—	$—	$—	$399,811
Unrealized Appreciation on Forward Currency Contracts	—	—		35,498	—	—	35,498
Unrealized Appreciation on Swap Contracts	14,842,831	—		—	187,664	—	15,030,495

Total	$15,242,642	$—		$35,498	$187,664	$—	$15,465,804

Liabilities:
Unrealized Depreciation on Forward Currency Contracts	$—	$—		$(1,867)	$—	$—	$(1,867)
Written Options, at value	(614,070)	—		—	—	—	(614,070)
Unrealized Depreciation on Swap Contracts	(19,147,497)	—		—	(2,167,273)	—	(21,314,770)

Total	$(19,761,567)	$—		$(1,867)	$(2,167,273)	$—	$(21,930,707)

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Emerging Country Debt Fund
Assets:
Investments, at value (rights and/or warrants)	$—	$—	$—	$—	$42,127,876	$42,127,876
Unrealized Appreciation on Forward Currency Contracts	—	—	504,743	—	—	504,743
Options	341,465	—	—	—	—	341,465
Unrealized Appreciation on Swap Contracts	36,862,794	—	—	—	—	36,862,794

Total	$37,204,259	$—	$504,743	$—	$42,127,876	$79,836,878

Liabilities:
Options	$(3,895,149)	$—	$—	$—	$—	$(3,895,149)
Unrealized Depreciation on Swap Contracts	(89,977,262)	—	—	(19,774,527)	—	(109,751,789)

Total	$(93,872,411)	$—	$—	$(19,774,527)	$—	$(113,646,938)

Global Bond Fund
Assets:
Investments, at value (purchased options)	$—	$—	$—	$71,771	$—	$71,771
Unrealized Appreciation on Forward Currency Contracts	—	—	80,488	—	—	80,488
Unrealized Appreciation on Futures Contracts	—	—	—	43,053	—	43,053
Unrealized Appreciation on Swap Contracts	—	—	—	1,125,737	—	1,125,737

Total	$—	$—	$80,488	$1,240,561	$—	$1,321,049

Liabilities:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(144,464)	$—	$—	$(144,464)
Unrealized Depreciation on Futures Contracts	—	—	—	(6,861)	—	(6,861)
Unrealized Depreciation on Swap Contracts	—	—	—	(751,962)	—	(751,962)

Total	$—	$—	$(144,464)	$(758,823)	$—	$(903,287)

*	Risk is the correlation between equity risk and foreign currency risk.

Subsequent Events

In June 2016, the Board of Trustees of GMO Trust approved a reverse stock split for Core Plus Bond Fund, Currency Hedged International Bond Fund, Emerging Country Debt Fund and Global Bond Fund of one new share for every three current shares. The reverse splits were effective for shareholders of record after the close of the NYSE on July 14, 2016. Transactions in shares were effected at the relevant class’s post-split price starting July 15, 2016. The ticker symbols and cusips for the share classes did not change.

The reverse splits reduced the number of shares outstanding for the share classes, and resulted in a proportionate increase in the price per share of each share class. The reverse splits did not change the value of a shareholder’s investment. Every three pre-split shares held by a shareholder resulted in the receipt of one post-split share, which is priced three times higher than the pre-split shares.

Effective May 31, 2016, Jason Hotra is a portfolio manager of GMO Global Bond Fund, GMO Currency Hedged International Bond Fund, GMO Core Plus Bond Fund, GMO Asset Allocation Bond Fund and GMO U.S. Treasury Fund, and Michael Emanuel is no longer involved in the portfolio management of such funds. Effective June 3, 2016, as part of a transition plan, Sam Wilderman is reducing his involvement in the day-to-day management of the funds managed by GMO’s Asset Allocation and Developed Fixed Income Teams (as set forth in the prospectus) through December 31, 2016, after which he will no longer serve as Co-Head of the Asset Allocation and Developed Fixed Income Teams or be involved in the portfolio management of the Funds for which the Asset Allocation and Developed Fixed Income Teams have primary responsibility (as set forth in the prospectus).

The Board of Trustees of GMO Trust approved the liquidation of GMO World Opportunity Overly Fund on Jun 9, 2016 and the Fund liquidated on June 16, 2016.

For additional information regarding the Funds, please see the Funds’ most recent annual or semiannual shareholder report available on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 95.5%

	Australia — 2.8%
430,202	Incitec Pivot Ltd	1,069,758
146,930	Link Administration Holdings Ltd *	920,368
721,700	Scentre Group (REIT)	2,427,527

	Total Australia	4,417,653

	Belgium — 1.9%
23,384	Anheuser-Busch InBev NV	2,955,643

	China — 1.1%
148,142	China Mobile Ltd	1,688,727

	Finland — 1.1%
60,226	Nokia Oyj *	343,441
230,779	Nokia Oyj *	1,319,136

	Total Finland	1,662,577

	France — 12.9%
63,533	Altran Technologies SA *	943,497
22,319	Arkema SA	1,831,090
53,587	AXA SA	1,346,509
34,692	BNP Paribas SA *	1,922,523
17,562	Capgemini SA	1,674,977
43,033	Cie de Saint-Gobain	1,922,703
16,559	Cie Generale des Etablissements Michelin – Class B	1,683,909
16,130	Nexity SA *	869,092
91,924	Orange SA	1,599,496
50,822	SCOR SE	1,700,395
113,532	Technicolor SA (Registered)	754,936
29,194	Technip SA	1,599,940
25,947	Teleperformance	2,263,132

	Total France	20,112,199

	Germany — 4.3%
22,951	Allianz SE (Registered)	3,748,487
90,804	Deutsche Telekom AG (Registered)	1,614,097
139,900	E.ON SE *	1,375,942

	Total Germany	6,738,526

	Hong Kong — 2.7%
377,500	Cheung Kong Property Holding Ltd	2,356,146
189,988	Power Assets Holdings Ltd	1,840,763

	Total Hong Kong	4,196,909

	Israel — 1.1%
324,170	Bank Hapoalim BM	1,672,257

	Italy — 3.6%
146,782	Eni SPA	2,238,572
416,193	Mediaset SPA	1,859,032

Shares	Description	Value ($)
	Italy — continued
1,533,453	Telecom Italia SPA *	1,452,333

	Total Italy	5,549,937

	Japan — 21.8%
723,915	Aozora Bank Ltd	2,449,549
76,163	Bridgestone Corp	2,606,698
80,683	Brother Industries Ltd	959,695
11,136	Daito Trust Construction Co Ltd	1,613,486
55,900	Daiwa House Industry Co Ltd	1,611,970
339,532	Hitachi Ltd	1,554,710
161,278	Isuzu Motors Ltd	1,928,224
86,600	Japan Post Holdings Co Ltd	1,114,174
39,800	Japan Tobacco Inc	1,569,537
538	Japan Retail Fund Investment Corp (REIT)	1,248,456
112,280	K’s Holdings Corp	1,771,654
116,969	KDDI Corp	3,393,351
49,900	Kurita Water Industries Ltd	1,163,262
306,844	Mitsubishi UFJ Financial Group Inc	1,515,970
127,949	Nippon Telegraph & Telephone Corp	5,599,709
557,105	Nippon Electric Glass Co Ltd	2,666,207
36,438	Tokio Marine Holdings Inc	1,250,686

	Total Japan	34,017,338

	Mexico — 0.9%
507,232	Macquarie Mexico Real Estate Management SA de CV (REIT) *	636,213
451,542	PLA Administradora Industrial S de RL de CV (REIT) *	753,273

	Total Mexico	1,389,486

	Netherlands — 1.2%
145,958	ING Groep NV CVA	1,806,141

	Portugal — 1.3%
155,238	Galp Energia SGPS SA	2,030,997

	South Korea — 1.2%
1,738	Samsung Electronics Co Ltd	1,881,189

	Spain — 2.2%
75,927	Endesa SA	1,561,136
286,085	Iberdrola SA	1,940,455

	Total Spain	3,501,591

	Sweden — 2.9%
72,645	Investor AB – B Shares	2,528,204
60,658	Svenska Cellulosa AB – Class B	1,943,779

	Total Sweden	4,471,983

	Switzerland — 6.4%
12,729	Baloise Holding AG (Registered)	1,572,656
24,583	Roche Holding AG	6,456,874

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares / Par Value		Description	Value ($)
		Switzerland — continued
	121,972	UBS Group AG (Registered)	1,884,368

		Total Switzerland	9,913,898

		Taiwan — 1.4%
	465,379	Taiwan Semiconductor Manufacturing Co Ltd	2,226,709

		United Kingdom — 24.7%
	113,463	AstraZeneca Plc	6,621,898
	34,543	Berkeley Group Holdings Plc	1,635,797
	105,309	British American Tobacco Plc	6,406,188
	133,240	Essentra Plc	1,603,017
	69,049	Euromoney Institutional Investor Plc	906,342
	75,839	Imperial Brands Plc	4,124,473
	146,618	Informa Plc	1,443,274
	94,715	John Wood Group Plc	842,081
	67,901	Melrose Industries Plc	377,682
	143,716	National Grid Plc	2,095,266
	22,636	SABMiller Plc	1,408,378
	65,751	Schroders Plc (Non Voting)	1,949,600
	11,052	Schroders Plc	433,217
	68,211	Travis Perkins Plc	1,897,508
	257,447	Tyman Plc	978,609
	588,917	Vodafone Group Plc	1,966,821
	189,816	Worldpay Group Plc *	760,214
	132,985	WPP Plc	3,066,883

		Total United Kingdom	38,517,248

		TOTAL COMMON STOCKS (COST $153,268,168)	148,751,008

		MUTUAL FUNDS — 3.5%

		United States — 3.5%
		Affiliated Issuers
	219,112	GMO U.S. Treasury Fund	5,477,807

		TOTAL MUTUAL FUNDS (COST $5,479,807)	5,477,807

		SHORT-TERM INVESTMENTS — 0.8%

		Time Deposits — 0.8%
GBP	39,392	Australia and New Zealand Banking Group Ltd. (Melbourne) Time Deposit, 0.10%, due 06/01/16	57,054
USD	723,561	Australia and New Zealand Banking Group Ltd. (Melbourne) Time Deposit, 0.15%, due 06/01/16	723,561
HKD	417,106	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/16	53,676
JPY	3,752,636	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.36)%, due 06/01/16	33,888
USD	177,181	Citibank (New York) Time Deposit, 0.15%, due 06/01/16	177,181

Par Value		Description	Value ($)
		Time Deposits — continued
EUR	83,861	DnB Nor Bank (Oslo) Time Deposit, (0.55)%, due 06/01/16	93,308

		Total Time Deposits	1,138,668

		TOTAL SHORT-TERM INVESTMENTS (COST $1,138,668)	1,138,668

		TOTAL INVESTMENTS — 99.8% (Cost $159,886,643)	155,367,483
		Other Assets and Liabilities (net) — 0.2%	380,294

		TOTAL NET ASSETS — 100.0%	$155,747,777

Notes to Schedule of Investments:

CVA - Certificaaten van aandelen (Share Certificates)

REIT - Real Estate Investment Trust

*	Non-income producing security.

Currency Abbreviations:

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

USD - United States Dollar

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 94.8%

	Argentina — 0.4%
328,429	Grupo Supervielle SA Sponsored ADR *	3,740,806

	Australia — 5.9%
422,518	Ansell Ltd	5,823,568
3,956,311	Downer EDI Ltd	11,155,570
3,213,368	Incitec Pivot Ltd	7,990,492
1,156,077	Link Administration Holdings Ltd *	7,241,652
8,703,413	Spotless Group Holdings Ltd	7,293,759
3,236,535	Tox Free Solutions Ltd	6,485,492
4,408,849	Vicinity Centres (REIT)	10,372,591

	Total Australia	56,363,124

	Belgium — 0.7%
288,112	Orange Belgium *	6,912,603

	Brazil — 0.3%
947,900	FPC Par Corretora de Seguros SA	3,019,241

	Canada — 4.1%
690,000	Canyon Services Group Inc	2,788,729
5,942,900	Capstone Mining Corp *	3,036,369
433,900	Computer Modelling Group Ltd	3,431,230
329,600	Dorel Industries Inc – Class B	8,535,643
417,700	Medical Facilities Corp	5,778,075
915,400	Precision Drilling Corp	4,307,026
1,033,000	Superior Plus Corp	8,649,361
1,235,800	Western Energy Services Corp	2,732,924

	Total Canada	39,259,357

	Finland — 1.5%
345,841	Tieto Oyj	9,486,413
269,989	Tikkurila Oyj	4,705,560

	Total Finland	14,191,973

	France — 12.9%
109,619	Alten SA	7,087,276
632,803	Altran Technologies SA *	9,397,439
116,119	Arkema SA	9,526,605
75,467	BioMerieux	9,857,620
85,835	Cie Generale des Etablissements Michelin – Class B	8,728,689
168,446	Elior Group	3,780,218
118,799	Euler Hermes Group	10,216,719
173,830	Nexity SA *	9,366,039
265,131	SCOR SE	8,870,714
73,506	Sopra Group SA	9,619,849
1,718,235	Technicolor SA (Registered)	11,425,474
161,743	Teleperformance	14,107,443
152,821	Vicat SA	10,024,074

	Total France	122,008,159

Shares	Description	Value ($)
	Germany — 3.4%
595,332	Grand City Properties SA	12,535,102
121,670	LEG Immobilien AG *	10,861,108
657,263	TAG Immobilien AG	8,983,041

	Total Germany	32,379,251

	Hong Kong — 0.8%
5,124,910	HKT Trust & HKT Ltd – Class SS	7,427,192

	India — 1.0%
3,127,176	Dewan Housing Finance Corp Ltd	9,224,916

	Ireland — 0.6%
64,461	Kerry Group Plc – Class A	5,819,105

	Israel — 0.9%
5,470,273	Israel Discount Bank Ltd – Class A *	9,077,551

	Italy — 4.3%
1,513,043	Amplifon SPA	14,818,077
1,108,800	Cerved Information Solutions SPA	9,233,380
358,838	ERG SPA	4,372,075
2,675,777	Mediaset SPA	11,952,042

	Total Italy	40,375,574

	Japan — 23.4%
1,083,700	Anritsu Corp	6,127,097
251,100	Aoyama Trading Co Ltd	8,920,993
1,466,000	Calsonic Kansei Corp	11,318,064
254,300	Century Tokyo Leasing Corp	8,786,542
408,000	COMSYS Holdings Corp	6,700,317
238,500	Fuji Seal International Inc	9,224,202
349,000	Fujitsu General Ltd	6,457,049
555,900	Fuji Oil Holdings Inc	9,611,154
1,341,000	GS Yuasa Corp	5,624,891
173,000	HIS Co Ltd	4,695,408
257,750	Izumi Co Ltd	9,857,104
400	Kenedix Retail REIT Corp	1,034,124
1,265	Kenedix Office Investment Corp (REIT)	7,178,979
634,550	Komori Corp	7,637,513
316,000	Kurita Water Industries Ltd	7,366,551
1,361,600	Mitsubishi UFJ Lease & Finance Co Ltd	5,816,729
3,400	Mori Hills REIT Investment Corp	5,083,782
778,800	NHK Spring Co Ltd	6,647,532
410,000	Nippon Seiki Co Ltd	7,970,718
115,200	Nippon Shokubai Co Ltd	6,842,289
1,304,000	Nippon Soda Co Ltd	6,120,867
6,394	Nomura Real Estate Master Fund Inc (REIT)	10,077,325
1,888,000	Sanden Holdings Corp	6,420,963
980,300	Sanwa Holdings Corp	8,507,316
643,900	Sumitomo Rubber Industries Ltd	9,397,554
316,800	Suruga Bank Ltd	7,038,792
2,044,200	Takara Leben Co Ltd	14,074,223

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
195,300	TS Tech Co Ltd	4,990,794
813,000	Tsubakimoto Chain Co	5,953,498
399,000	Yokohama Rubber Co Ltd (The)	6,078,097

	Total Japan	221,560,467

	Mexico — 1.3%
4,511,706	Macquarie Mexico Real Estate Management SA de CV (REIT) *	5,658,959
3,881,000	PLA Administradora Industrial S de RL de CV (REIT) *	6,474,379

	Total Mexico	12,133,338

	Netherlands — 1.6%
357,252	Aalberts Industries NV	12,613,221
80,855	Flow Traders	2,778,145

	Total Netherlands	15,391,366

	New Zealand — 0.2%
1,463,346	Air New Zealand Ltd	2,224,837

	Portugal — 0.5%
349,598	Galp Energia SGPS SA	4,573,832

	Singapore — 0.5%
5,821,200	Keppel DC REIT	4,564,783

	Sweden — 2.0%
282,473	Loomis AB – Class B	7,464,600
353,139	Svenska Cellulosa AB SCA – Class B	11,316,304

	Total Sweden	18,780,904

	Switzerland — 8.8%
290,078	Ascom Holding AG (Registered)	4,743,695
115,514	Baloise Holding AG (Registered)	14,271,646
122,925	Cembra Money Bank AG *	8,289,764
23,753	dorma & kaba Holding AG – Class B (Registered)	15,612,343
71,534	Dufry AG (Registered) *	9,611,988
9,067	Forbo Holdings AG (Registered) *	11,212,517
22,202	Helvetia Holding AG (Registered)	11,964,721
482,848	Logitech International (Registered)	7,437,157

	Total Switzerland	83,143,831

	Taiwan — 0.9%
6,749,000	Chipbond Technology Corp	8,337,749

	United Kingdom — 18.8%
296,141	Berkeley Group Holdings Plc	14,023,867
379,928	Computacenter Plc	4,652,597
972,263	Essentra Plc	11,697,345
626,061	Euromoney Institutional Investor Plc	8,217,721
1,307,140	Great Portland Estates Plc (REIT)	14,198,915
1,749,421	Howden Joinery Group Plc	12,856,455

Shares / Par Value		Description	Value ($)
		United Kingdom — continued
	1,623,862	Informa Plc	15,984,926
	694,967	John Wood Group Plc	6,178,727
	1,128,165	Jupiter Fund Management Plc	7,221,317
	423,032	Melrose Industries Plc	2,353,008
	212,515	Micro Focus International Plc	5,009,739
	1,219,208	Saga Plc	3,788,733
	292,483	Schroders Plc (Non Voting)	8,672,488
	1,876,015	Senior Plc	5,912,589
	2,576,235	Spirent Communications Plc	2,958,129
	1,220,037	SThree Plc	5,789,852
	3,314,996	Topps Tiles Plc	7,203,318
	353,247	Travis Perkins Plc	9,826,700
	2,661,413	Tyman Plc	10,116,579
	2,476,037	Wilmington Group Plc	8,906,101
	1,007,623	Worldpay Group Plc *	4,035,535
	706,870	Xaar Plc	4,958,508
	176,708	XP Power Ltd	4,010,024

		Total United Kingdom	178,573,173

		TOTAL COMMON STOCKS (COST $842,446,643)	899,083,132

		PREFERRED STOCKS — 0.8%

		Brazil — 0.8%
	1,777,600	Suzano Papel e Celulose SA – Class A	7,211,539

		TOTAL PREFERRED STOCKS (COST $7,204,816)	7,211,539

		INVESTMENT FUNDS — 0.7%

		Thailand — 0.7%
	25,158,300	Jasmine Broadband Internet Infrastructure Fund	6,864,425

		TOTAL INVESTMENT FUNDS (COST $7,771,141)	6,864,425

		MUTUAL FUNDS — 2.5%

		United States — 2.5%
		Affiliated Issuers
	933,553	GMO U.S. Treasury Fund	23,338,828

		TOTAL MUTUAL FUNDS (COST $23,345,236)	23,338,828

		SHORT-TERM INVESTMENTS — 0.9%

		Time Deposits — 0.9%
GBP	405,159	Australia and New Zealand Banking Group Ltd. (Melbourne) Time Deposit, 0.10%, due 06/01/16	586,812
JPY	21,168,070	Bank of Tokyo-Mitsubishi (Tokyo) Time Deposit, (0.36)%, due 06/01/16	191,160
USD	2,130,834	Bank of Tokyo-Mitsubishi (Tokyo) Time Deposit, 0.15%, due 06/01/16	2,130,834

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Par Value		Description	Value ($)
		Time Deposits — continued
AUD	64	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.96%, due 06/01/16	46
HKD	1,448,813	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/16	186,444
EUR	759,028	DnB Nor Bank (Oslo) Time Deposit, (0.55)%, due 06/01/16	844,533
USD	4,732,826	Sumitomo (Tokyo) Time Deposit, 0.15%, due 06/01/16	4,732,826

		Total Time Deposits	8,672,655

		TOTAL SHORT-TERM INVESTMENTS (COST $8,672,655)	8,672,655

		TOTAL INVESTMENTS — 99.7% (Cost $889,440,491)	945,170,579
		Other Assets and Liabilities (net) — 0.3%	2,883,326

		TOTAL NET ASSETS — 100.0%	$948,053,905

Notes to Schedule of Investments:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

*	Non-income producing security.

Currency Abbreviations:

AUD - Australian Dollar

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

USD - United States Dollar

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 92.9%

	Argentina — 0.4%
88,369	Grupo Supervielle SA Sponsored ADR *	1,006,523

	Australia — 5.8%
110,700	Ansell Ltd	1,525,779
1,036,560	Downer EDI Ltd	2,922,778
841,908	Incitec Pivot Ltd	2,093,523
302,894	Link Administration Holdings Ltd *	1,897,324
2,280,309	Spotless Group Holdings Ltd	1,910,977
847,978	Tox Free Solutions Ltd	1,699,210
1,155,126	Vicinity Centres (REIT)	2,717,637

	Total Australia	14,767,228

	Austria — 0.0%
1,761,602	Immofinanz AG (Entitlement Shares) * (a)	—

	Belgium — 0.7%
75,486	Orange Belgium SA *	1,811,118

	Brazil — 0.3%
248,400	FPC Par Corretora de Seguros SA	791,201

	Canada — 4.0%
180,800	Canyon Services Group Inc	730,728
1,557,000	Capstone Mining Corp *	795,508
115,700	Computer Modelling Group Ltd	914,942
86,400	Dorel Industries Inc – Class B	2,237,499
109,400	Medical Facilities Corp	1,513,338
239,800	Precision Drilling Corp	1,128,277
270,600	Superior Plus Corp	2,265,748
323,800	Western Energy Services Corp	716,071

	Total Canada	10,302,111

	China — 0.0%
586,000	China Shanshui Cement Group Ltd * (a)	—

	Finland — 1.5%
90,611	Tieto Oyj	2,485,458
70,738	Tikkurila Oyj	1,232,872

	Total Finland	3,718,330

	France — 12.7%
29,600	Alten SA	1,913,750
170,251	Altran Technologies SA	2,528,312
31,140	Arkema SA	2,554,780
19,772	BioMerieux	2,582,650
22,489	Cie Generale des Etablissements Michelin	2,286,940
44,651	Elior Group	1,002,045
31,599	Euler Hermes Group	2,717,515
46,344	Nexity SA *	2,497,036
70,817	SCOR SE	2,369,385

Shares	Description	Value ($)
	France — continued
19,903	Sopra Steria Group	2,604,738
450,181	Technicolor SA (Registered)	2,993,497
42,377	Teleperformance	3,696,179
40,039	Vicat SA	2,626,301

	Total France	32,373,128

	Germany — 3.4%
156,993	Grand City Properties SA	3,305,589
32,344	LEG Immobilien AG *	2,887,250
175,414	TAG Immobilien AG	2,397,444

	Total Germany	8,590,283

	Hong Kong — 0.8%
1,343,000	HKT Trust & HKT Ltd – Class SS	1,946,321

	India — 1.0%
819,325	Dewan Housing Finance Corp Ltd	2,416,943

	Indonesia — 0.0%
42,939,000	Bakrie & Brothers Tbk PT *	3,144

	Ireland — 0.6%
16,889	Kerry Group Plc – Class A	1,524,625

	Israel — 0.9%
1,433,221	Israel Discount Bank Ltd – Class A *	2,378,334

	Italy — 4.2%
396,420	Amplifon SPA	3,882,363
297,317	Cerved Information Solutions SPA	2,475,866
94,016	ERG SPA	1,145,489
701,058	Mediaset SPA	3,131,455

	Total Italy	10,635,173

	Japan — 22.8%
283,900	Anritsu Corp	1,605,133
65,800	Aoyama Trading Co Ltd	2,337,719
384,000	Calsonic Kansei Corp	2,964,622
66,600	Century Tokyo Leasing Corp	2,301,155
106,900	COMSYS Holdings Corp	1,755,549
91,000	Fujitsu General Ltd	1,683,643
145,600	Fuji Oil Holdings Inc	2,517,330
62,500	Fuji Seal International Inc	2,417,244
351,000	GS Yuasa Corp	1,472,287
45,300	HIS Co Ltd	1,229,491
67,500	Izumi Co Ltd	2,581,395
331	Kenedix Office Investment Corp (REIT)	1,878,452
105	Kenedix Retail REIT Corp	271,458
166,300	Komori Corp	2,001,605
82,800	Kurita Water Industries Ltd	1,930,223
356,700	Mitsubishi UFJ Lease & Finance Co Ltd	1,523,816
891	Mori Hills REIT Investment Corp – Class C	1,332,250

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
204,000	NHK Spring Co Ltd	1,741,264
107,000	Nippon Seiki Co Ltd	2,080,163
30,200	Nippon Shokubai Co Ltd	1,793,725
342,000	Nippon Soda Co Ltd	1,605,319
1,675	Nomura Real Estate Master Fund Inc (REIT)	2,639,900
495,000	Sanden Holdings Corp	1,683,462
256,800	Sanwa Holdings Corp	2,228,582
168,700	Sumitomo Rubber Industries Ltd	2,462,133
83,000	Suruga Bank Ltd	1,844,128
535,600	Takara Leben Co Ltd	3,687,581
51,200	TS Tech Co Ltd	1,308,391
213,000	Tsubakimoto Chain Co	1,559,773
104,500	Yokohama Rubber Co Ltd (The)	1,591,882

	Total Japan	58,029,675

	Mexico — 1.2%
1,182,100	Macquarie Mexico Real Estate Management SA de CV (REIT)	1,482,689
1,016,800	PLA Administradora Industrial S de RL de CV (REIT) *	1,696,250

	Total Mexico	3,178,939

	Netherlands — 1.6%
93,601	Aalberts Industries NV	3,304,698
21,749	Flow Traders	747,287

	Total Netherlands	4,051,985

	New Zealand — 0.2%
383,399	Air New Zealand Ltd	582,911

	Portugal — 0.5%
94,011	Galp Energia SGPS SA	1,229,957

	Singapore — 0.5%
1,546,800	Keppel DC REIT	1,212,947

	Sweden — 1.9%
74,008	Loomis AB – Class B	1,955,727
92,523	Svenska Cellulosa AB SCA – Class B	2,964,890

	Total Sweden	4,920,617

	Switzerland — 8.6%
76,001	Ascom Holding AG (Registered)	1,242,857
30,630	Baloise Holding AG (Registered)	3,784,308
32,833	Cembra Money Bank AG *	2,214,178
6,223	dorma & kaba Holding AG – Class B (Registered)	4,090,246
18,742	Dufry AG (Registered) *	2,518,353
2,376	Forbo Holdings AG (Registered) *	2,938,231
5,899	Helvetia Holding AG (Registered)	3,178,988
126,507	Logitech International SA (Registered)	1,948,548

	Total Switzerland	21,915,709

Shares	Description	Value ($)
	Taiwan — 0.9%
1,768,000	Chipbond Technology Corp	2,184,196
430,000	ProMOS Technologies Inc * (a) (b)	—

	Total Taiwan	2,184,196

	Thailand — 0.0%
240,700	Banpu Pcl (Foreign Registered)	82,086

	United Kingdom — 18.4%
77,589	Berkeley Group Holdings Plc	3,674,256
99,542	Computacenter Plc	1,218,991
254,735	Essentra Plc	3,064,730
164,029	Euromoney Institutional Investor Plc	2,153,056
342,473	Great Portland Estates Plc (REIT)	3,720,141
458,351	Howden Joinery Group Plc	3,368,411
425,455	Informa Plc	4,188,082
182,083	John Wood Group Plc	1,618,841
295,581	Jupiter Fund Management Plc	1,891,996
110,835	Melrose Industries Plc	616,491
55,938	Micro Focus International Plc	1,318,659
319,435	Saga Plc	992,656
76,631	Schroders Plc (Non Voting)	2,272,205
491,519	Senior Plc	1,549,108
674,978	Spirent Communications Plc	775,035
319,652	SThree Plc	1,516,952
868,535	Topps Tiles Plc	1,887,283
92,551	Travis Perkins Plc	2,574,603
697,295	Tyman Plc	2,650,562
648,726	Wilmington Group Plc	2,333,414
263,999	Worldpay Group Plc *	1,057,317
185,201	Xaar Plc	1,299,137
46,298	XP Power Ltd	1,050,638

	Total United Kingdom	46,792,564

	TOTAL COMMON STOCKS (COST $236,339,495)	236,446,048

	PREFERRED STOCKS — 0.7%

	Brazil — 0.7%
465,700	Suzano Papel e Celulose SA – Class A	1,889,296

	TOTAL PREFERRED STOCKS (COST $1,765,972)	1,889,296

	INVESTMENT FUNDS — 3.2%

	Thailand — 0.7%

6,591,500	Jasmine Broadband Internet Infrastructure Fund	1,798,486

	United States — 2.5%
124,100	iShares MSCI EAFE Small-Cap ETF	6,363,848

	TOTAL INVESTMENT FUNDS (COST $8,043,848)	8,162,334

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares / Par Value		Description	Value ($)
		RIGHTS/WARRANTS — 0.0%

		Malaysia — 0.0%
	11,833	Coastal Contracts Warrants, Expires 07/18/16 *	14

		Thailand — 0.0%
	240,700	Banpu Public Co Ltd Warrants, Expires 05/31/17 *	48,511

		TOTAL RIGHTS/WARRANTS (COST $0)	48,525

		MUTUAL FUNDS — 2.6%

		United States — 2.6%
		Affiliated Issuers
	259,924	GMO U.S. Treasury Fund	6,498,098

		TOTAL MUTUAL FUNDS (COST $6,500,697)	6,498,098

		SHORT-TERM INVESTMENTS — 0.3%

		Time Deposits — 0.3%
GBP	105,700	Australia and New Zealand Banking Group Ltd. (Melbourne) Time Deposit, 0.10%, due 06/01/16	153,091
JPY	6,807,600	Bank of Tokyo-Mitsubishi (Tokyo) Time Deposit, (0.36)%, due 06/01/16	61,477
HKD	438,585	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/16	56,440
SGD	14,568	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 06/01/16	10,579
EUR	201,852	DnB Nor Bank (Oslo) Time Deposit, (0.55)%, due 06/01/16	224,590
USD	343,046	Sumitomo (Tokyo) Time Deposit, 0.15%, due 06/01/16	343,046

		Total Time Deposits	849,223

		TOTAL SHORT-TERM INVESTMENTS (COST $849,223)	849,223

		TOTAL INVESTMENTS — 99.7% (Cost $253,499,235)	253,893,524
		Other Assets and Liabilities (net) — 0.3%	740,542

		TOTAL NET ASSETS — 100.0%	$254,634,066

Notes to Schedule of Investments:

ADR - American Depositary Receipt

ETF - Exchange-Traded Fund

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

REIT - Real Estate Investment Trust

*	Non-income producing security.

(a)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees.

(b)	Bankrupt issuer.

Currency Abbreviations:

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

SGD - Singapore Dollar

USD - United States Dollar

As of May 31, 2016, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Foreign Fund	161,557,609	7,156,323	(13,346,449)	(6,190,126)
Foreign Small Companies Fund	899,171,814	116,527,019	(70,528,254)	45,998,765
International Small Companies Fund	253,952,305	5,757,514	(5,816,295)	(58,781)

Investments in affiliated issuers

The Funds may make investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Funds’ Schedule of Investments.

A summary of the Funds’ transactions in the shares of other funds of GMO Trust during the period ended May 31, 2016 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Value, end of period
Foreign Fund
GMO U.S. Treasury Fund	$2,474,385	$7,503,623	$4,500,000	$3,623	$5,477,807

Foreign Small Companies Fund
GMO U.S. Treasury Fund	$28,295,639	$30,035,603	$35,000,000	$35,603	$23,338,828

International Small Companies Fund
GMO U.S. Treasury Fund	$3,326,167	$19,000,000	$15,825,000	$5,152	$6,498,098

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2016 through May 31, 2016. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2017.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. GMO believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value a Fund ultimately realizes upon sale of those securities.

Portfolio valuation

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Over-the-counter (“OTC”) derivatives are generally valued at the price determined by an industry standard model. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees of GMO Trust (the “Trustees”) or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds classify such securities as Level 3 (levels defined below). For the period ended May 31, 2016, the Funds did not reduce the value of any of their OTC derivatives contracts, if any, based on the creditworthiness of their counterparties. See “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equities that trade in non-U.S. securities markets which close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds that were valued using fair value inputs obtained from that independent pricing service as of May 31, 2016. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below.

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third party pricing source in accordance with the market practice for that security. If an updated quoted price for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use the last quoted price so long as GMO believes that the quoted price continues to represent that security’s fair value.

In the case of derivatives, prices determined by a model may reflect an estimate of the average of bid and ask prices, regardless of whether a Fund has a long position or a short position.

As discussed above, certain of the Funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the trustees or fair valued using inputs obtained from an independent pricing service. The table below presents securities and/or derivatives on a net basis, based on market values or unrealized appreciation/(depreciation), which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of May 31, 2016 is as follows:

Securities and derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees	Fair valued using inputs obtained from an independent pricing service (Net)
Foreign Fund	—	95%
Foreign Small Companies Fund	—	91%
International Small Companies Fund	0%*	89%

*	Represents the interest in securities that were determined to have a value of zero at May 31, 2016.

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). At May 31, 2016, there were no direct material Level 3 classes of investments or derivatives with significant unobservable inputs subject to this additional disclosure.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, certain U.S. government obligations, derivatives actively traded on a national securities exchange (such as some futures and options), and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a relevant index; and certain securities that are valued using a price from a comparable security related to the same issuer.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of May 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Foreign Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$4,417,653	$—	$4,417,653
Belgium	—	2,955,643	—	2,955,643
China	—	1,688,727	—	1,688,727
Finland	—	1,662,577	—	1,662,577
France	—	20,112,199	—	20,112,199
Germany	—	6,738,526	—	6,738,526
Hong Kong	—	4,196,909	—	4,196,909
Israel	—	1,672,257	—	1,672,257
Italy	—	5,549,937	—	5,549,937
Japan	—	34,017,338	—	34,017,338
Mexico	1,389,486	—	—	1,389,486
Netherlands	—	1,806,141	—	1,806,141
Portugal	—	2,030,997	—	2,030,997
South Korea	—	1,881,189	—	1,881,189
Spain	—	3,501,591	—	3,501,591
Sweden	—	4,471,983	—	4,471,983
Switzerland	—	9,913,898	—	9,913,898
Taiwan	—	2,226,709	—	2,226,709
United Kingdom	—	38,517,248	—	38,517,248

TOTAL COMMON STOCKS	1,389,486	147,361,522	—	148,751,008

Mutual Funds
United States	5,477,807	—	—	5,477,807

TOTAL MUTUAL FUNDS	5,477,807	—	—	5,477,807

Short-Term Investments	1,138,668	—	—	1,138,668

Total Investments	8,005,961	147,361,522	—	155,367,483

Total	$8,005,961	$147,361,522	$—	$155,367,483

Foreign Small Companies Fund
Asset Valuation Inputs
Common Stocks
Argentina	$3,740,806	$—	$—	$3,740,806
Australia	—	56,363,124	—	56,363,124
Belgium	—	6,912,603	—	6,912,603
Brazil	—	3,019,241	—	3,019,241
Canada	39,259,357	—	—	39,259,357
Finland	—	14,191,973	—	14,191,973
France	—	122,008,159	—	122,008,159
Germany	—	32,379,251	—	32,379,251
Hong Kong	—	7,427,192	—	7,427,192
India	—	9,224,916	—	9,224,916
Ireland	—	5,819,105	—	5,819,105
Israel	—	9,077,551	—	9,077,551
Italy	—	40,375,574	—	40,375,574
Japan	—	221,560,467	—	221,560,467
Mexico	12,133,338	—	—	12,133,338
Netherlands	—	15,391,366	—	15,391,366
New Zealand	—	2,224,837	—	2,224,837
Portugal	—	4,573,832	—	4,573,832
Singapore	—	4,564,783	—	4,564,783
Sweden	—	18,780,904	—	18,780,904
Switzerland	—	83,143,831	—	83,143,831
Taiwan	—	8,337,749	—	8,337,749

Description	Level 1	Level 2	Level 3		Total
Foreign Small Companies Fund (continued)
Asset Valuation Inputs (continued)
United Kingdom	$—	$178,573,173	$—		$178,573,173

TOTAL COMMON STOCKS	55,133,501	843,949,631	—		899,083,132

Preferred Stocks
Brazil	—	7,211,539	—		7,211,539

TOTAL PREFERRED STOCKS	—	7,211,539	—		7,211,539

Investment Funds
Thailand	—	6,864,425	—		6,864,425

TOTAL INVESTMENT FUNDS	—	6,864,425	—		6,864,425

Mutual Funds
United States	23,338,828	—	—		23,338,828

TOTAL MUTUAL FUNDS	23,338,828	—	—		23,338,828

Short-Term Investments	8,672,655	—	—		8,672,655

Total Investments	87,144,984	858,025,595	—		945,170,579

Total	$87,144,984	$858,025,595	$—		$945,170,579

International Small Companies Fund
Asset Valuation Inputs
Common Stocks
Argentina	$1,006,523	$—	$—		$1,006,523
Australia	—	14,767,228	—		14,767,228
Austria	—	—	0	*	0	*
Belgium	—	1,811,118	—		1,811,118
Brazil	—	791,201	—		791,201
Canada	10,302,111	—	—		10,302,111
China	—	—	0	*	0	*
Finland	—	3,718,330	—		3,718,330
France	—	32,373,128	—		32,373,128
Germany	—	8,590,283	—		8,590,283
Hong Kong	—	1,946,321	—		1,946,321
India	—	2,416,943	—		2,416,943
Indonesia	—	3,144	—		3,144
Ireland	—	1,524,625	—		1,524,625
Israel	—	2,378,334	—		2,378,334
Italy	—	10,635,173	—		10,635,173
Japan	—	58,029,675	—		58,029,675
Mexico	3,178,939	—	—		3,178,939
Netherlands	—	4,051,985	—		4,051,985
New Zealand	—	582,911	—		582,911
Portugal	—	1,229,957	—		1,229,957
Singapore	—	1,212,947	—		1,212,947
Sweden	—	4,920,617	—		4,920,617
Switzerland	—	21,915,709	—		21,915,709
Taiwan	—	2,184,196	0	*	2,184,196
Thailand	—	82,086	—		82,086
United Kingdom	—	46,792,564	—		46,792,564

TOTAL COMMON STOCKS	14,487,573	221,958,475	0	*	236,446,048

Preferred Stocks
Brazil	—	1,889,296	—		1,889,296

TOTAL PREFERRED STOCKS	—	1,889,296	—		1,889,296

Investment Funds
Thailand	—	1,798,486	—		1,798,486
United States	6,363,848	—	—		6,363,848

TOTAL INVESTMENT FUNDS	6,363,848	1,798,486	—		8,162,334

Description	Level 1	Level 2	Level 3	Total
International Small Companies Fund (continued)
Asset Valuation Inputs (continued)
Rights/Warrants
Malaysia	$—	$—	$14	$14
Thailand	—	—	48,511	48,511

TOTAL RIGHTS/WARRANTS	—	—	48,525	48,525

Mutual Funds
United States	6,498,098	—	—	6,498,098

TOTAL MUTUAL FUNDS	6,498,098	—	—	6,498,098

Short-Term Investments	849,223	—	—	849,223

Total Investments	28,198,742	225,646,257	48,525	253,893,524

Total	$28,198,742	$225,646,257	$48,525	$253,893,524

* Represents the interest in securities that were determined to have a value of zero at May 31, 2016.

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

The underlying GMO funds held at period end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.

For all Funds for the period ended May 31, 2016, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 2016	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*		Transfer out of Level 3*	Balances as of May 31, 2016	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of May 31, 2016
International Small Companies Fund
Rights/Warrants
Malaysia	$—	$—	$—	$—	$—	$—	$14	**	$—	$14	$(155)
Thailand	0	—	—	—	—	48,511	—		—	48,511	48,511

Total	$0	$—	$—	$—	$—	$48,511	$14		$—	$48,525	$48,356

*	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.
**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

The net aggregate direct and indirect exposure to investments in securities using Level 3 inputs (based on each Fund’s net assets) as of May 31, 2016 were as follows:

Fund Name	Level 3 securities
Foreign Fund	—
Foreign Small Companies Fund	—
International Small Companies Fund	< 1%

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Eastern time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times:

	Foreign Fund	Foreign Small Companies Fund	International Small Companies Fund
Counterparty Risk	X	X	X
Currency Risk	X	X	X
Derivatives and Short Sales Risk	X	X	X
Focused Investment Risk	X	X	X
Illiquidity Risk	X	X	X
Large Shareholder Risk	X	X	X
Leveraging Risk	X	X	X
Management and Operational Risk	X	X	X
Market Disruption and Geopolitical Risk	X	X	X
Market Risk – Equities	X	X	X
Non-Diversified Funds	X
Non-U.S. Investment Risk	X	X	X
Small Company Risk	X	X	X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in underlying funds is exposed to the risks to which the underlying funds in which it invests are exposed, as well as the risk that the underlying funds will not perform as expected. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and, references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through underlying funds.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. In addition, a Fund may suffer losses if a counterparty fails to comply with applicable laws or other requirements. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties with whom they enter into contracts maintain a specific rating by a nationally recognized rating organization. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time during which events may occur that prevent settlement. Counterparty risk also is greater when a Fund has entered into derivatives contracts with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have terms longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required. GMO’s view with respect to a particular counterparty is subject to change. The fact, however, that it changes adversely (whether due to external events or otherwise) does not mean a Fund’s existing transactions with that counterparty will necessarily be terminated or modified. In addition, a Fund may enter into new transactions with a counterparty that GMO no longer considers a desirable counterparty if the transaction is primarily designed to reduce the Fund’s overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lower notional amount or entering into a countervailing trade with the same counterparty).

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives has been and will continue to be affected by new rules and regulations relating to the derivatives market. As described under “Derivatives and Short Sales Risk”, some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the Funds’ ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide governmental authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Funds could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value relative to the currency in which the Fund is denominated. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss on both the hedging instrument and the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk.”

Many of the Funds use derivatives to take currency positions that are under- or over-weighted (in some cases significantly) relative to the currency exposure of their portfolios and their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money on both its holdings of a particular currency and the derivative. See also “Non-U.S. Investment Risk.”

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case GMO may decide to purchase U.S. dollars in a parallel market with an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk”).

• DERIVATIVES AND SHORT SALES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that their value may not change as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements, and other OTC contracts. Derivatives may relate to securities, commodities, currencies, currency exchange rates, interest rates, inflation rates, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the cost of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s fundamental fair (or intrinsic) value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs a greater risk of not being able to recover what it is owed if the counterparty defaults. Even when derivatives are required by contract to be collateralized, a Fund typically will not receive the collateral for one or more days after the collateral is required to be posted.

The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, GMO may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk”) and counterparty risk (see “Counterparty Risk”). These derivatives are also subject to documentation risk, which is the risk that ambiguities, inconsistencies or errors in the documentation relating to a derivative transaction may lead to a dispute with the counterparty or unintended investment results. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk”.

A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders. In addition, the tax treatment of a Fund’s use of derivatives may be unclear because there is little case or other law interpreting the terms of most derivatives or determining their tax treatment. In addition, the Securities and Exchange Commission recently proposed a rule under the Investment Company Act of 1940, as amended (the “1940 Act”), regulating the use by registered investment companies of derivatives and many related instruments. That rule, if adopted as proposed, would, among other things, restrict a Fund’s ability to engage in derivatives transactions or so increase the cost of derivatives transactions that a Fund would be unable to implement its investment strategy.

Derivatives Regulation. The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and some other countries) are implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear.

Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements, for example, by requiring that funds provide more margin for their cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member at any time can require termination of an existing cleared derivatives position or an increase in margin requirements above those required at the outset of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member (see “Counterparty Risk”). Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member. Also, such documentation typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks may be more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), the Fund may be unable to execute all components of the package on the swap execution facility. In that case, the Fund would need to trade some components of the package on the swap execution facility and other components in another manner, which could subject the Fund to the risk that some components would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

The U.S. government and the European Union have adopted mandatory minimum margin requirements for bilateral derivatives. GMO expects that the Funds’ transactions will become subject to variation margin requirements under such rules in 2017 and initial margin requirements under such rules in 2020. Such requirements could increase the amount of margin a Fund needs to provide in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Funds, since the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they have historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members, which will take effect when rules imposing mandatory minimum margin requirements on bilateral swaps, as described above, become effective. These rules and regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Options. The Funds are permitted to write options. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time before the option’s expiration, the writer of an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. (The writer of a European-style option is not subject to this risk because the holder may only exercise the option on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO, and other funds advised by GMO will likely constitute such a group. When applicable, these limits restrict a Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund’s transactions in options, which could increase the taxes payable by shareholders. In particular, a Fund’s options transactions potentially could cause a substantial portion of the Fund’s distributions to consist of amounts taxable to shareholders subject to U.S. income tax at ordinary income tax rates. With respect to a Fund that makes extensive use of selling put options on various stock indices a substantial portion of that Fund’s income could consist of short-term capital gains. See the Funds’ prospectus and statement of additional information for more information.

Short Investment Exposure. Some Funds may sell securities or currencies short as part of their investment programs in an attempt to increase their returns or for hedging purposes. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange a security or currency to replace the borrowed security or currency when the security or currency sold short has appreciated in value, thus resulting in a loss to the Fund. Purchasing a security or currency to close out a short position can itself cause the price of the security or currency to rise further, thereby exacerbating any losses. A Fund that sells short a security or currency it does not own also may have to pay borrowing fees to a broker and may be required to pay the broker any dividends or interest it receives on a borrowed security.

A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• FOCUSED INVESTMENT RISK. Funds with investments that are focused in particular countries, regions, sectors, industries, or issuers that are subject to the same or similar risk factors and funds with investments whose prices are closely correlated are subject to greater overall risk than funds with investments that are more diversified or whose prices are not as closely correlated.

A Fund that invests in the securities of a small number of issuers has greater exposure to adverse developments affecting those issuers and to a decline in the market price of particular securities than Funds investing in the securities of a larger number of issuers. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically (or related) to a particular geographic region, country (e.g., Taiwan or Japan) or market (e.g., emerging markets), or to sectors within a region, country or market (e.g., Russian oil), have more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in the value of the currency of one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk.”.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent a Fund’s investments include asset-backed securities, distressed, defaulted or other low qualitydebt securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float adjusted market capitalizations, or emerging market securities, it is subject to increased illiquidity risk. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. Illiquidity risk also may be greater in times of financial stress. For example, Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”) have experienced periods of greatly reduced liquidity during disruptions in fixed income markets, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

A Fund may buy securities that are less liquid than those in its benchmark.

A Fund’s ability to use options as part of its investment program depends on the liquidity of the options market. In addition, that market may not be liquid when a Fund seeks to close out an option position. Also, the hours of trading for options on an exchange may not conform to the hours during which the securities held by s Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for underlying securities that are not immediately reflected in the options markets. If a Fund receives a redemption request and is unable to close out an option it has sold, the Fund may temporarily be leveraged in relation to its assets.

• LARGE SHAREHOLDER RISK. To the extent a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may purchase or sell Fund shares. The Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Additionally, redemptions by a large shareholder also potentially limit the use of any capital loss carryforwards and other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization. In addition, to the extent a Fund invests in other GMO Funds subject to large shareholder risk, the Fund is indirectly subject to this risk.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For many Funds, GMO often uses quantitative models as part of its investment process. GMO’s models are not necessarily predictive of future market events use simplifying assumptions that can limit their effectiveness. The data on which the models are based is subject to limitations

(e.g. inaccuracies, staleness) that could adversely affect a Fund’s performance. The Funds also run the risk that GMO’s assessment of an investment (including a company’s fundamental fair (or intrinsic) value) may be wrong.

There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors could prevent a Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to produce a net asset value (“NAV”) for a Fund or share class on a timely basis. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have contractual limitations on their liability to the Funds for losses resulting from their errors.

The Funds and their service providers (including GMO) are susceptible to cyber-attacks and technological malfunctions that may have effects that are similar to those of a cyber-attack. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release or misappropriation of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent cyber-attacks, such plans and systems are subject to inherent limitations. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events (e.g., wars and terrorism) will disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Funds’ investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of a Fund’s investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trading practices, which could disrupt the orderly functioning of markets or reduce the value of investments traded in them, including investments of the Funds. Instances of fraud and other deceptive practices committed by senior management of certain companies in which a Fund invests may undermine GMO’s due diligence efforts with respect to such companies, and if such fraud is discovered, negatively affect the value of the Fund’s investments. In addition, when discovered, financial fraud may contribute to overall market volatility, which can negatively impact a Fund’s investment program. Financial fraud also may impact the rates or indices underlying a Fund’s investments. While the U.S. government has always honored its credit obligations, a default by the U.S. government (as has been threatened in recent years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of several European Union countries, as well as the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or leaves the European Union or if the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could adversely affect the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Equities — Funds that invest in equities run the risk that the market price of an equity will decline. That decline may be attributable to factors affecting the issuer, such as poor performance by the company’s management or reduced demand for its goods or services, or to factors affecting a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. A decline also may result from general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and their market prices can decline in a rapid or unpredictable manner. If a Fund purchases an equity for less than its fundamental fair (or intrinsic) value as determined by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline due to GMO’s incorrect assessment of the equity’s fundamental fair (or intrinsic) value. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of relatively few issuers. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

The following Funds are not diversified investment companies within the meaning of the 1940 Act:

•	Foreign Fund

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to more risks than Funds that invest only in U.S. securities. Non-U.S. securities markets often include securities of only a small number of companies in a limited number of industries. As a result, the market prices of many of the securities traded on those markets fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments, (ii) transactions in those investments, and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. A Fund’s decision to seek a refund is in its sole discretion, and, particularly in light of the cost involved, it may decide not to seek a refund, even if eligible. The outcome of a Fund’s efforts to obtain a refund may be unpredictable. Accordingly, a refund is not typically reflected in a Fund’s net asset value until it is received or until the Fund determines there is a high likelihood the refund will be received. For information on possible special Australian and Singapore tax consequences of an investment in the Funds, see the Funds’ prospectus and statement of additional information for more information.

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, other government involvement in the economy or in the affairs of specific companies or industries (including in the case of wholly or partially state-owned enterprises), adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States with respect to brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in foreign currency exchange rates also affect the market value of a Fund’s non-U.S. investments (see “Currency Risk”).

The Funds need a license to invest directly in many non-U.S. securities markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license to invest in a particular market is terminated or suspended, to obtain exposure to that market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of a GMO client could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy or in the affairs of specific companies or industries (including in the case of wholly or partially state-owned enterprises); less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and enforcing legal judgments; and significantly smaller market capitalizations of issuers. In addition, the economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities.

• SMALL COMPANY RISK. Companies with smaller market capitalizations may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, may have inexperienced managers or may depend on a smaller group of key employees as compared to larger companies. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for securities of these companies.

Temporary Defensive Positions. Temporary defensive positions are positions that are inconsistent with a Fund’s principal investment strategies and are taken in attempting to respond to adverse market, economic, political, or other conditions.

Foreign Fund and Foreign Small Companies Fund normally do not take temporary defensive positions. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives to gain long investment exposure to securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and GMO believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which its equities are traded.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

The Funds may have investment exposures in excess of their net assets (i.e., they may be leveraged).

A Fund’s foreign currency exposure may differ significantly from the currencies in which its equities are traded.

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the period ended May 31, 2016, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	International Small Companies Fund
Rights and/or warrants
Received as a result of corporate actions	X

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market price of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was settled.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. “Quanto” options are cash settled options in which the underlying asset (often an index) is denominated in a currency other than the currency in which the option is settled. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using industry models and inputs provided by primary pricing sources.

Swap contracts

The Funds may directly or indirectly use various swap contracts, including, without limitation, swaps on securities and securities indices, total return swaps, interest rate swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, municipal swaps, dividend swaps, volatility swaps, correlation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal). Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure as of May 31, 2016:

The risks referenced in the table below are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
International Small Companies Fund
Assets:
Investments, at value (rights and/or warrants)	$—	$48,525	$—	$—	$—	$48,525

Total	$—	$48,525	$—	$—	$—	$48,525

For additional information regarding the Funds, please see the Funds’ most recent annual or semiannual shareholder report available on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 97.3%

	Australia — 1.9%
43,068	Adelaide Brighton Ltd	176,508
4,214	Challenger Ltd	29,071
9,004	CIMIC Group Ltd	242,898
54,066	Dexus Property Group (REIT)	337,747
38,654	Downer EDI Ltd	108,992
85,588	Fairfax Media Ltd	56,761
2,051	Flight Centre Travel Group Ltd	46,792
4,120	Goodman Group (REIT)	21,142
96,445	GPT Group (The) (REIT)	374,486
11,274	Investa Office Fund (REIT)	34,586
4,723	Lend Lease Group	45,753
2,793	Macquarie Group Ltd	150,750
217,060	Mirvac Group (REIT)	304,635
67,208	OZ Minerals Ltd	264,972
399,369	Scentre Group (REIT)	1,343,327
23,899	Sonic Healthcare Ltd	369,690
68,603	Star Entertainment Grp Ltd (The)	279,581
25,351	Stockland (REIT)	82,900
259,180	Telstra Corp Ltd	1,045,916
51,213	Westfield Corp (REIT)	396,214
12,329	Woodside Petroleum Ltd	243,253
13,549	WorleyParsons Ltd	64,513

	Total Australia	6,020,487

	Austria — 0.2%
573	Oesterreichische Post AG *	20,518
17,694	OMV AG	491,375
7,423	voestalpine AG	254,116

	Total Austria	766,009

	Belgium — 0.5%
2,090	Ageas	84,431
7,004	AGFA-Gevaert NV *	25,566
10,523	bpost SA	277,152
9,989	Delhaize Group.	1,046,876
404	Groupe Bruxelles Lambert SA	34,334

	Total Belgium	1,468,359

	Brazil — 0.1%
4,730	Banco Bradesco SA	32,082
41,900	Banco do Brasil SA	190,971
25,800	BM&FBovespa SA – Bolsa de Valores Mercadorias e Futuros	113,664

	Total Brazil	336,717

	Canada — 2.5%
24,000	Air Canada *	176,246
8,000	Alimentation Couche-Tard Inc – Class B	352,004
4,300	Bank of Montreal	269,867
35,300	BCE Inc	1,627,243

Shares	Description	Value ($)
	Canada — continued
3,500	BCE Inc	161,140
2,600	Canadian Imperial Bank of Commerce	201,739
3,600	Canadian National Railway Co	213,444
7,800	Celestica Inc *	82,916
7,800	CGI Group Inc – Class A *	364,795
13,900	CI Financial Corp	304,213
2,800	Emera Inc	98,668
7,000	Magna International Inc	284,249
35,500	Metro Inc	1,202,780
6,100	Power Corp of Canada	137,597
5,600	Royal Bank of Canada	336,636
34,000	Suncor Energy Inc	939,093
18,400	Sun Life Financial Inc	637,303
1,900	Toromont Industries Ltd	53,363
9,300	Toronto-Dominion Bank (The)	405,020
11,600	Transcontinental Inc – Class A	172,759

	Total Canada	8,021,075

	China — 0.9%
30,500	Anhui Conch Cement Co Ltd – Class H	73,712
11,000	ANTA Sports Products Ltd	23,957
162,000	Belle International Holdings Ltd	96,015
352,000	China Communications Construction Co Ltd – Class H	397,522
220,000	China Communications Services Corp Ltd – Class H	103,846
28,000	China Everbright Ltd	53,617
200,000	China Jinmao Holdings Group Ltd	57,280
19,000	China Machinery Engineering Corp – Class H	12,211
19,000	China Mengniu Dairy Co Ltd	31,697
498,000	China National Building Material Co Ltd – Class H	225,750
168,000	China Petroleum & Chemical Corp – Class H	113,789
104,500	China Railway Construction Corp Ltd – Class H	130,636
99,000	China Railway Group Ltd	75,924
48,000	China Resources Power Holdings Co Ltd	75,629
124,500	China Shenhua Energy Co Ltd – Class H	197,514
419,060	China Telecom Corp Ltd – Class H	194,619
44,000	China Travel International Investment Hong Kong Ltd	13,021
123,000	CNOOC Ltd	146,287
92,000	Dongfeng Motor Group Co Ltd – Class H	102,254
21,500	Fosun International Ltd	30,680
70,000	Greentown China Holdings Ltd *	49,273
80,000	Guangdong Investment Ltd	112,801
95,200	Guangzhou R&F Properties Co Ltd – Class H	126,547
40,000	Huabao International Holdings Ltd *	15,486
58,000	Huaneng Power International Inc – Class H	39,502
47,000	Lee & Man Paper Manufacturing Ltd	31,284
59,000	People’s Insurance Co Group of China Ltd (The) – Class H	23,560
27,000	Sinopec Engineering Group Co Ltd – Class H	23,647
164,719	Skyworth Digital Holdings Ltd	99,531

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	China — continued
19,000	TravelSky Technology Ltd – Class H	35,958
16,000	Zhejiang Expressway Co Ltd – Class H	15,005

	Total China	2,728,554

	Czech Republic — 0.1%
9,559	CEZ AS	173,183
510	Komercni Banka as	20,027

	Total Czech Republic	193,210

	Denmark — 0.4%
81	AP Moeller – Maersk A/S – Class A	101,010
457	AP Moeller – Maersk A/S – Class B	587,664
3,163	Carlsberg A/S – Class B	305,105
2,600	Novo Nordisk A/S Sponsored ADR	145,704

	Total Denmark	1,139,483

	Finland — 0.3%
10,697	Fortum Oyj	160,406
6,198	Neste Oyj	208,711
165	Sampo Oyj – A Shares	7,346
34,018	UPM – Kymmene Oyj	654,542

	Total Finland	1,031,005

	France — 5.8%
920	APERAM SA	36,670
177,356	AXA SA	4,456,520
23,637	BNP Paribas SA *	1,309,890
10,260	Carrefour SA	278,079
5,233	Christian Dior SE	853,986
13,519	Cie Generale des Etablissements Michelin	1,374,767
18,791	CNP Assurances	318,909
2,516	LVMH Moet Hennessy Louis Vuitton SE	402,790
3,306	M6-Metropole Television	60,700
7,074	Peugeot SA *	111,432
17,510	Rexel SA	267,833
329	Sanofi	27,041
11,978	SCOR SE	400,758
1,264	Societe BIC SA	168,824
16,305	Societe Generale SA	672,812
8,107	Suez	136,324
118,940	Total SA	5,768,516
2,227	Veolia Environnement SA	50,023
79,297	Vivendi SA	1,570,773

	Total France	18,266,647

	Germany — 5.9%
13,829	ADVA Optical Networking SE *	138,988
18,186	Allianz SE (Registered)	2,970,240
43,458	BASF SE	3,360,045
17,378	Bayerische Motoren Werke AG	1,468,475
205	Bechtle AG	22,766
61,639	Daimler AG (Registered)	4,213,726

Shares	Description	Value ($)
	Germany — continued
76,737	Deutsche Lufthansa AG (Registered)	1,076,163
74,560	Deutsche Telekom AG (Registered)	1,325,350
6,486	Evonik Industries AG	191,259
1,549	Fraport AG Frankfurt Airport Services Worldwide	88,713
5,278	Fresenius SE & Co KGaA	398,646
6,992	Hannover Rueck SE	788,116
2,054	HeidelbergCement AG	175,853
12,067	K+S AG (Registered)	297,805
4,767	Muenchener Rueckversicherungs AG (Registered)	896,212
13,754	ProSiebenSat.1 Media SE *	691,966
4,542	Rhoen-Klinikum AG	139,411
429	RTL Group SA	38,506
4,764	Software AG *	185,057
4,748	Stada Arzneimittel AG	253,014
1,033	Talanx AG	34,754

	Total Germany	18,755,065

	Hong Kong — 1.2%
167,000	BOC Hong Kong Holdings Ltd	514,182
30,500	CK Hutchison Holdings Ltd	353,227
34,400	Dah Sing Banking Group Ltd	60,595
6,600	Hang Seng Bank Ltd	117,002
15,000	Henderson Land Development Co Ltd	90,903
72,400	Hongkong Land Holdings Ltd	437,283
60,000	Hysan Development Co Ltd	258,513
94,000	Kerry Properties Ltd	234,591
69,000	Link REIT	422,545
17,000	Luk Fook Holdings International Ltd	38,413
26,000	New World Development Co Ltd	24,492
30,000	Pacific Textiles Holdings Ltd	36,088
434,000	SJM Holdings Ltd	278,006
18,000	Sun Hung Kai Properties Ltd	211,219
30,000	Swire Pacific Ltd – Class A	323,237
21,000	Techtronic Industries Co Ltd	84,197
35,000	Wharf Holdings Ltd (The)	188,946
42,000	Wheelock & Co Ltd	189,116
100,000	Xinyi Glass Holdings Ltd	69,276

	Total Hong Kong	3,931,831

	Hungary — 0.0%
21,718	Magyar Telekom Telecommunications Plc	34,835
1,764	Richter Gedeon Nyrt	35,371

	Total Hungary	70,206

	India — 0.0%
12,375	Indiabulls Housing Finance Ltd	132,046

	Ireland — 0.1%
11,107	CRH Plc	337,778

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	Israel — 0.6%
34,968	Bank Hapoalim BM	180,385
68,570	Bank Leumi Le-Israel BM *	251,421
32,301	Bezeq The Israeli Telecommunication Corp Ltd	62,404
13,200	Check Point Software Technologies Ltd *	1,121,604
29,372	Israel Discount Bank Ltd – Class A *	48,741
1,515	Mizrahi Tefahot Bank Ltd	17,809
2,900	Teva Pharmaceutical Industries Ltd Sponsored ADR	150,423

	Total Israel	1,832,787

	Italy — 1.4%
46,729	Banca Mediolanum SPA	391,803
286,827	Enel SPA	1,300,574
86,880	ENI SPA	1,325,007
3,210	EXOR SPA	121,843
22,956	Fiat Chrysler Automobiles NV	163,967
54,567	Hera SPA	157,892
19,126	Poste Italiane SPA *	146,573
10,193	Recordati SPA	301,118
1,971	Rizzoli Corriere Della Sera Mediagroup SPA *	1,673
51,858	Snam SPA	297,029
2,400	Societa Cattolica di Assicurazioni SCRL	16,458
95,009	Telecom Italia SPA *	89,983

	Total Italy	4,313,920

	Japan — 13.8%
7,000	Aeon Co Ltd	105,807
900	Ain Holdings Inc	57,527
3,700	Aisin Seiki Co Ltd	151,533
4,400	Aoyama Trading Co Ltd	156,322
600	Asahi Breweries Ltd	20,334
19,000	Asahi Kasei Corp	126,513
4,800	Asatsu-DK Inc	119,378
3,500	Autobacs Seven Co Ltd	53,199
12,900	Bridgestone Corp	441,506
21,000	Calsonic Kansei Corp	162,128
34,100	Canon Inc	984,296
8,400	Central Japan Railway Co	1,478,008
14,000	Chiba Bank Ltd (The)	72,937
4,200	Coca-Cola West Co Ltd	116,341
3,900	Concordia Financial Group Ltd *	18,184
10,800	Daicel Corp	133,938
400	Daito Trust Construction Co Ltd	57,956
15,100	Daiwa House Industry Co Ltd	435,434
12,000	Daiwabo Holdings Co Ltd	24,807
14,600	DCM Holdings Co Ltd	106,346
46,000	Denka Co Ltd	200,421
30,000	DIC Corp	70,595
19,700	Fuji Heavy Industries Ltd	729,621
45,300	FujiFilm Holdings Corp	1,825,932
7,000	Fujikura Ltd	36,199

Shares	Description	Value ($)
	Japan — continued
5,000	Fujitsu General Ltd	92,508
4,000	Fukuoka Financial Group Inc	14,481
1,100	Geo Holdings Corp	15,068
1,400	Haseko Corp	15,274
3,500	Hitachi Capital Corp	77,886
21,600	Honda Motor Co Ltd	606,131
2,600	Horiba Ltd	110,372
6,600	Idemitsu Kosan Co Ltd	131,192
2,600	Isuzu Motors Ltd	31,085
230,100	Itochu Corp	2,865,996
500	Jafco Co Ltd	14,835
38,400	Japan Airlines Co Ltd	1,310,672
6,600	K’s Holdings Corp	104,141
24,000	Kaneka Corp	189,480
14,000	Kanematsu Corp	22,345
169,800	KDDI Corp	4,926,014
4,000	Keihin Corp	65,192
1,900	Kewpie Corp	50,641
9,700	Konica Minolta Inc	83,074
4,800	Kuraray Co Ltd	63,335
1,200	Kuroda Electric Co Ltd	20,368
123,900	Marubeni Corp	591,678
5,800	Medipal Holdings Corp	100,048
87,800	Mitsubishi Chemical Holdings Corp	443,722
30,500	Mitsubishi Corp	537,320
6,000	Mitsubishi Electric Corp	71,818
2,100	Mitsubishi Motors Corp	10,901
651,100	Mitsubishi UFJ Financial Group Inc	3,216,774
11,000	Mitsubishi UFJ Lease & Finance Co Ltd	46,992
87,600	Mitsui & Co Ltd	1,049,312
524,300	Mizuho Financial Group Inc	819,803
2,300	Namco Bandai Holdings Inc	56,736
2,400	NHK Spring Co Ltd	20,485
1,100	Nifco Inc	56,280
4,000	Nippon Corp	71,994
9,400	Nippon Paper Industries Co Ltd	163,546
87,400	Nippon Telegraph & Telephone Corp	3,825,075
118,000	Nippon Yusen KK	222,063
13,000	Nishi-Nippon City Bank Ltd (The)	24,464
35,463	Nissan Motor Co Ltd	356,179
200	Nitori Holdings Co Ltd	20,199
2,900	NOK Corp	51,525
2,000	Nomura Real Estate Holdings Inc	35,689
55,400	NTT DOCOMO Inc	1,384,091
3,200	Open House Co Ltd	84,832
13,100	Orient Corp *	27,452
27,600	ORIX Corp	380,553
28,300	Otsuka Holdings Co Ltd	1,150,117
400	Pola Orbis Holdings Inc	34,438
31,000	Resona Holdings Inc	117,003
25,000	Ricoh Co Ltd	216,574
27,600	Sekisui Chemical Co Ltd	357,646

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
40,300	Sekisui House Ltd	716,560
2,000	Shimadzu Corp	30,217
200	Shimamura Co Ltd	25,848
347,400	Sojitz Corp	771,173
9,000	Sumitomo Chemical Co Ltd	40,915
67,900	Sumitomo Corp	692,155
14,700	Sumitomo Forestry Co Ltd	199,124
139,800	Sumitomo Mitsui Financial Group Inc	4,516,859
68,000	Sumitomo Mitsui Trust Holdings Inc	234,584
15,400	Sumitomo Rubber Industries Ltd	224,759
34,000	Sumitomo Osaka Cement Co Ltd	137,828
2,300	Sundrug Co Ltd	189,057
1,600	Suzuken Co Ltd	51,321
1,300	Suzuki Motor Corp	33,125
8,000	Takashimaya Co Ltd	56,260
7,600	Toho Holdings Co Ltd	185,717
4,600	Tokai Rika Co Ltd	80,828
11,500	Tokyo Electric Power Co Holdings Inc *	53,776
58,000	Tosoh Corp	283,482
20,300	Toyota Tsusho Corp	476,089
6,400	TS Tech Co Ltd	163,549
40,000	Ube Industries Ltd	74,528
2,500	Valor Holdings Co Ltd	67,442
33,400	Yamada Denki Co Ltd	156,724
6,000	Yamaguchi Financial Group Inc	58,266
7,800	Yokohama Rubber Co Ltd (The)	118,820

	Total Japan	43,679,667

	Mexico — 0.0%
1,965	Gruma SAB de CV – Class B	28,114

	Netherlands — 1.6%
2,393	Aalberts Industries NV	84,488
4,500	AerCap Holdings NV *	175,905
1,500	AVG Technologies NV *	28,830
2,555	Heineken Holding NV	209,680
3,485	Heineken NV	323,779
5,250	ING Groep NV CVA	64,966
70,532	Koninklijke Ahold NV	1,563,685
88,329	PostNL NV *	389,101
2,970	Randstad Holdings NV	160,458
11,474	TomTom NV *	101,820
23,207	Unilever NV CVA	1,041,988
24,823	Wolters Kluwer NV	989,838

	Total Netherlands	5,134,538

	New Zealand — 0.0%
6,215	Fletcher Building Ltd	37,593

Shares	Description	Value ($)
	Norway — 0.9%
6,130	Bakkafrost P/F	237,561
5,194	BW LPG Ltd	26,012
16,582	DNB ASA	212,120
43,881	Orkla ASA	397,065
59,794	Statoil ASA	945,241
26,022	Storebrand ASA *	113,041
30,778	Telenor ASA	511,516
14,718	Yara International ASA	529,286

	Total Norway	2,971,842

	Poland — 0.1%
1,622	Asseco Poland SA	22,713
6,939	KGHM Polska Miedz SA *	106,039
9,660	PGE SA	30,890

	Total Poland	159,642

	Portugal — 0.2%
24,271	CTT-Correios de Portugal SA	218,381
71,192	EDP-Energias de Portugal SA	237,328

	Total Portugal	455,709

	Russia — 1.1%
662,860	Gazprom PAO *	1,456,111
205,872	Gazprom PAO Sponsored ADR	896,977
14,927	Lukoil PJSC Sponsored ADR	569,128
74,068	Rosneft OJSC GDR (Registered)	357,375
6,213	Tatneft PAO Sponsored ADR	171,234

	Total Russia	3,450,825

	Singapore — 0.2%
96,600	CapitaLand Mall Trust (REIT)	142,452
21,900	DBS Group Holdings Ltd	246,434
20,200	SATS Ltd	61,030
390,600	Yangzijiang Shipbuilding Holdings Ltd	259,617

	Total Singapore	709,533

	South Africa — 0.2%
44,814	African Bank Investments Ltd * (a)	3
9,120	AVI Ltd	48,716
3,516	Barclays Africa Group Ltd	32,646
15,017	Barloworld Ltd	68,769
2,638	Clicks Group Ltd	18,084
2,736	Hyprop Investments Ltd (REIT)	20,530
800	Imperial Holdings Ltd	7,122
2,396	Kumba Iron Ore Ltd *	12,336
3,724	Liberty Holdings Ltd	28,265
11,178	MMI Holdings Ltd	15,985
5,773	Nedbank Group Ltd	64,994
7,615	RMB Holdings Ltd	25,612
3,518	Sasol Ltd	106,415
7,719	Telkom South Africa Ltd	28,465

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	South Africa — continued
5,502	Truworths International Ltd	32,929
3,964	Vodacom Group Ltd	41,461

	Total South Africa	552,332

	South Korea — 0.8%
263	Conway Co Ltd	22,673
505	Dongbu Insurance Co Ltd	30,939
175	E-MART Inc	26,711
1,546	Hana Financial Group Inc	33,471
847	Hankook Tire Co Ltd	36,377
3,280	Hankook Tire Worldwide Co Ltd	64,243
2,162	Hanwha Corp	69,722
2,296	Hyundai Mobis Co Ltd	491,013
2,501	Hyundai Motor Co	292,517
9,581	Industrial Bank of Korea	91,508
2,899	KB Financial Group Inc	82,712
12,082	Kia Motors Corp	472,654
1,284	Korean Reinsurance Co	13,781
776	KT&G Corp	83,075
1,976	LG Display Co Ltd	42,887
513	Samsung Electronics Co Ltd	555,265
1,284	SK Innovation Co Ltd	175,862
4,181	Woori Bank	34,870

	Total South Korea	2,620,280

	Spain — 1.4%
10,671	Ebro Foods SA	250,040
953	Enagas SA	28,565
58,484	Endesa SA	1,202,490
192,749	Iberdrola SA	1,307,376
78,308	International Consolidated Airlines Group SA	612,268
67,316	Mapfre SA	170,341
996	Red Electrica Corp SA	88,679
70,165	Repsol SA	901,050

	Total Spain	4,560,809

	Sweden — 0.8%
11,149	Axfood AB	205,348
4,004	Fastighets AB Balder – B Shares *	103,461
3,712	Intrum Justitia AB	129,991
1,033	NCC AB – B Shares	38,035
39,822	Sandvik AB	389,337
7,441	Skanska AB – B Shares	163,421
1,145	Svenska Cellulosa AB SCA – Class B	36,692
153,116	Telefonaktiebolaget LM Ericsson – B Shares	1,181,947
33,682	Volvo AB – B Shares	375,141

	Total Sweden	2,623,373

	Switzerland — 2.6%
6,508	Adecco Group AG (Registered)	394,592
775	Baloise Holding AG (Registered)	95,751
253	Cembra Money Bank AG *	17,062
91	dorma+kaba Holding AG – Class B (Registered)	59,812

Shares	Description	Value ($)
	Switzerland — continued
355	EMS-Chemie Holding AG (Registered)	175,956
210	Flughafen Zuerich AG (Registered)	36,831
17	Givaudan SA (Registered)	32,589
2,694	Kuehne & Nagel International AG (Registered)	379,001
122	LafargeHolcim Ltd (Registered) *	5,492
4,085	Roche Holding AG	1,072,950
19	Sika AG	82,215
1,362	Swiss Life Holding AG (Registered) *	352,939
50,323	Swiss Re AG	4,522,054
3,587	UBS Group AG (Registered)	55,416
3,647	Zurich Insurance Group AG *	882,654

	Total Switzerland	8,165,314

	Taiwan — 0.8%
11,000	Asustek Computer Inc	94,363
15,000	Catcher Technology Co Ltd	113,691
130,043	E.Sun Financial Holding Co Ltd	72,692
25,494	Foxconn Technology Co Ltd	58,181
187,000	Fubon Financial Holding Co Ltd	220,309
35,100	Highwealth Construction Corp	52,831
282,600	Hon Hai Precision Industry Co Ltd	692,548
4,202	Hon Hai Precision Industry Co Ltd GDR (Registered)	20,870
66,000	Hua Nan Financial Holdings Co Ltd – Class C	32,865
282,000	Innolux Corp	83,444
111,000	Inventec Corp	73,628
33,395	Lite-On Technology Corp	42,932
11,481	Lite-On Technology Corp GDR (a)	147,284
90,000	Mega Financial Holding Co Ltd	65,898
165,000	Pegatron Corp	342,696
21,000	Pou Chen Corp	28,117
26,000	Radiant Opto-Electronics Corp	40,014
144,082	Shin Kong Financial Holding Co Ltd	30,012
11,000	Simplo Technology Co Ltd	36,877
70,000	Taishin Financial Holding Co Ltd	26,359
32,000	Uni-President Enterprises Corp	60,903
130,000	United Microelectronics Corp	48,515
81,000	Yuanta Financial Holding Co Ltd	27,275

	Total Taiwan	2,412,304

	Thailand — 0.0%
160,600	Krung Thai Bank Pcl NVDR	76,748

	Turkey — 0.3%
32,161	Eregli Demir ve Celik Fabrikalari TAS	44,850
6,480	TAV Havalimanlari Holding AS	33,216
50,634	Turk Hava Yollari AO *	106,616
13,365	Turk Telekomunikasyon AS	27,285
223,709	Turkiye Is Bankasi – Class C	341,420
209,498	Turkiye Vakiflar Bankasi TAO – Class D	316,193

	Total Turkey	869,580

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	United Kingdom — 8.2%
87,949	AstraZeneca Plc	5,132,857
14,600	AstraZeneca Plc Sponsored ADR	433,620
3,907	Bellway Plc	154,492
18,283	Berkeley Group Holdings Plc	865,798
6,375	Bovis Homes Group Plc	93,180
146,862	BP Plc	757,432
48,533	British American Tobacco Plc	2,952,374
1,700	British American Tobacco Plc Sponsored ADR	206,805
25,896	Carillion Plc	104,086
360,772	Centrica Plc	1,063,670
28,602	Compass Group Plc	532,535
15,612	Crest Nicholson Holdings Plc	132,804
20,335	Direct Line Insurance Group Plc	110,243
4,475	Galliford Try Plc	89,854
71,540	GlaxoSmithKline Plc	1,495,103
6,080	GlaxoSmithKline Plc Sponsored ADR	257,610
5,499	Hammerson Plc (REIT)	46,098
38,004	Henderson Group Plc	147,404
78,548	Home Retail Group Plc	187,823
47,200	HSBC Holdings Plc	306,516
25,942	HSBC Holdings Plc	167,675
7,129	Hunting Plc	31,814
33,270	Imperial Brands Plc	1,809,375
36,488	Inchcape Plc	359,460
39,526	Indivior Plc	98,362
8,268	Intermediate Capital Group Plc	79,986
57,185	J Sainsbury Plc	222,325
16,407	Jupiter Fund Management Plc	105,020
213,416	Kingfisher Plc	1,132,800
41,929	Legal & General Group Plc	145,114
8,813	LG Group Holdings Plc	101,979
26,233	Marks & Spencer Group Plc	144,251
2,390	Mondi Plc	46,467
17,952	National Grid Plc	261,726
800	National Grid Plc Sponsored ADR	59,048
43,658	Persimmon Plc	1,328,170
7,283	Playtech Plc	89,621
21,123	Reckitt Benckiser Group Plc	2,102,992
64,321	Royal Mail Plc	503,525
26,227	Royal Dutch Shell Plc A Shares (London)	629,666
7,858	Sage Group Plc (The)	69,683
10,054	WH Smith Plc	254,762
23,427	WM Morrison Supermarkets Plc	67,167
40,791	WPP Plc	940,717

	Total United Kingdom	25,822,009

	United States — 42.5%
16,300	3M Co.	2,743,616
9,311	Accenture Plc – Class A	1,107,730
23,500	Activision Blizzard, Inc.	922,610
15,800	Aetna, Inc.	1,789,034
14,600	AFLAC, Inc.	1,014,116
12,400	AGCO Corp.	643,932

Shares	Description	Value ($)
	United States — continued
10,600	Alaska Air Group, Inc.	703,840
17,100	Amdocs Ltd.	991,629
13,200	Ameren Corp.	654,060
8,000	American Electric Power Co., Inc.	517,840
1,100	American Financial Group, Inc.	80,608
500	American National Insurance Co.	59,755
3,100	American Water Works Co., Inc.	229,710
13,300	Anthem, Inc.	1,757,728
4,300	Apollo Commercial Real Estate Finance, Inc. (REIT)	69,703
48,100	Apple, Inc.	4,803,266
2,500	AptarGroup, Inc.	193,150
5,400	Ares Capital Corp.	80,136
18,300	ARMOUR Residential REIT, Inc.	355,020
16,700	Arrow Electronics, Inc. *	1,079,154
1,200	Aspen Insurance Holdings Ltd.	57,420
25,000	Assured Guaranty Ltd.	672,250
9,700	AT&T, Inc.	379,755
3,200	Atlas Air Worldwide Holdings, Inc. *	140,288
4,600	Atmos Energy Corp.	335,340
5,300	AutoNation, Inc. *	267,332
15,400	Avery Dennison Corp.	1,145,452
3,500	Avista Corp.	140,770
25,200	Avnet, Inc.	1,033,956
32,702	Bed Bath & Beyond, Inc. *	1,463,414
7,500	BGC Partners, Inc. – Class A	69,675
7,200	Booz Allen Hamilton Holding Corp.	210,744
900	Broadridge Financial Solutions, Inc.	57,771
11,300	Brocade Communications Systems, Inc.	102,378
5,700	CA, Inc.	184,224
400	CACI International, Inc. – Class A *	40,308
22,000	Capital One Financial Corp.	1,611,280
7,600	Cash America International, Inc.	275,652
3,500	Cheesecake Factory, Inc. (The)	174,545
1,600	Chemed Corp.	208,656
2,500	Chemical Financial Corp.	98,500
15,600	Chemours Co. (The)	135,876
9,400	Cintas Corp.	891,120
107,000	Cisco Systems, Inc.	3,108,350
67,000	Citigroup, Inc.	3,120,190
5,200	Citrix Systems, Inc. *	441,584
13,000	Coach, Inc.	512,460
7,800	Comcast Corp. – Class A	493,740
10,300	Consolidated Edison, Inc.	754,578
13,100	Convergys Corp.	369,289
18,600	CVS Health Corp.	1,793,970
1,700	Darden Restaurants, Inc.	115,311
32,100	Delta Air Lines, Inc.	1,395,066
4,800	Deluxe Corp.	312,624
1,900	Douglas Dynamics, Inc.	41,268
4,800	Dover Corp.	320,400
9,400	Dow Chemical Co. (The)	482,784
30,800	Dr Pepper Snapple Group, Inc.	2,815,120
700	Drew Industries, Inc.	54,152

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	United States — continued
6,800	DTE Energy Co.	616,624
32,600	EMC Corp.	911,170
24,200	Emerson Electric Co.	1,258,884
800	Endurance Specialty Holdings Ltd.	54,336
3,300	Ennis, Inc.	60,258
2,800	Equifax, Inc.	352,044
100	Euronet Worldwide, Inc. *	7,981
3,900	Everest Re Group Ltd.	698,529
16,300	Expeditors International of Washington, Inc.	791,365
13,500	Express, Inc. *	196,290
3,600	F5 Networks, Inc. *	396,720
9,000	First American Financial Corp.	344,160
17,100	Fiserv, Inc. *	1,801,143
25,000	Foot Locker, Inc.	1,398,000
12,300	Franklin Resources, Inc.	459,405
8,700	Gannett Co., Inc.	135,894
6,800	General Dynamics Corp.	964,716
3,943	Gentex Corp.	65,375
700	Genuine Parts Co.	67,844
10,000	Gilead Sciences, Inc.	870,600
10,800	Goodyear Tire & Rubber Co. (The)	302,076
1,700	Group 1 Automotive, Inc.	105,706
13,200	Guess?, Inc.	208,164
2,800	Hanover Insurance Group, Inc. (The)	242,704
11,300	Hartford Financial Services Group, Inc. (The)	510,421
4,345	Hasbro, Inc.	379,275
1,784	Hawaiian Holdings, Inc. *	72,180
800	HCI Group, Inc.	25,400
7,000	Helen of Troy Ltd. *	719,810
2,000	Henry Schein, Inc. *	347,460
37,900	Home Depot, Inc. (The)	5,007,348
14,700	Hormel Foods Corp.	505,827
7,744	HP, Inc.	103,615
2,300	IDACORP, Inc.	168,383
9,200	Ingredion, Inc.	1,080,172
78,200	Intel Corp.	2,470,338
16,273	International Business Machines Corp.	2,501,811
13,800	Interpublic Group of Cos., Inc. (The)	329,820
15,300	Jabil Circuit, Inc.	291,924
6,000	Janus Capital Group, Inc.	91,080
41,100	JetBlue Airways Corp. *	736,923
400	John B. Sanfilippo & Son, Inc.	18,928
54,310	Johnson & Johnson	6,120,194
2,800	Jones Lang LaSalle, Inc.	330,008
71,000	JPMorgan Chase & Co.	4,634,170
12,800	KAR Auction Services, Inc.	525,312
11,100	Korn/Ferry International	320,235
11,800	Lear Corp.	1,401,368
9,700	Lincoln National Corp.	444,745
28,700	LyondellBasell Industries NV – Class A	2,335,032
12,300	Macy’s, Inc.	408,483
1,600	ManpowerGroup, Inc.	127,600
6,000	Marathon Petroleum Corp.	208,980

Shares	Description	Value ($)
	United States — continued
22,200	Marathon Oil Corp.	290,154
900	Matson, Inc.	29,997
2,100	MAXIMUS, Inc.	121,065
18,100	MBIA, Inc. *	130,320
3,497	Murphy USA, Inc. *	237,761
13,000	Nasdaq, Inc.	858,130
1,000	Navigators Group, Inc. (The) *	91,080
500	Newell Brands, Inc.	23,845
4,753	News Corp. – Class A	56,846
20,200	NIKE, Inc. – Class B	1,115,444
6,400	Northrop Grumman Corp.	1,361,088
4,900	Northwest Bancshares, Inc.	72,569
13,600	Old Republic International Corp.	260,576
1,400	Omega Protein Corp. *	27,636
6,800	Omnicom Group, Inc.	566,644
26,244	Oracle Corp.	1,055,009
22,800	Paychex, Inc.	1,236,216
2,900	PBF Energy, Inc. – Class A	76,473
46,300	PDL BioPharma, Inc.	166,217
91,300	Pfizer, Inc.	3,168,110
8,400	Philip Morris International, Inc.	828,912
4,300	Pinnacle West Capital Corp.	316,437
4,100	PRA Group, Inc. *	112,791
20,200	Progressive Corp. (The)	672,660
22,000	Public Service Enterprise Group, Inc.	984,500
38,738	QUALCOMM, Inc.	2,127,491
2,000	Rent-A-Center, Inc.	26,340
6,000	Reynolds American, Inc.	298,200
2,500	Rockwell Automation, Inc.	290,125
4,500	Ross Stores, Inc.	240,300
5,900	RR Donnelley & Sons Co.	96,111
3,700	Sanmina Corp. *	99,123
6,400	SCANA Corp.	447,424
3,900	Six Flags Entertainment Corp.	224,991
6,400	SkyWest, Inc.	151,040
14,000	Smith & Wesson Holding Corp. *	341,180
8,200	Snap-on, Inc.	1,326,924
2,600	Stanley Black & Decker, Inc.	294,268
4,900	Starz – Class A *	132,300
1,200	Superior Industries International, Inc.	32,568
900	Sykes Enterprises, Inc. *	26,838
10,200	T Rowe Price Group, Inc.	786,012
32,810	Talen Energy Corp. *	377,315
9,200	Target Corp.	632,776
3,500	Tech Data Corp. *	264,495
20,500	Tesoro Corp.	1,600,640
5,400	Texas Roadhouse, Inc.	241,974
1,022	Thor Industries, Inc.	66,430
2,700	Tower International, Inc.	58,509
28,600	Travelers Cos., Inc. (The)	3,264,404
3,200	TrueBlue, Inc. *	63,392
100	Tupperware Brands Corp.	5,658
13,400	United Parcel Service, Inc. – Class B	1,381,406

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares / Par Value		Description	Value ($)
		United States — continued
	36,915	UnitedHealth Group, Inc.	4,934,428
	2,500	Universal Corp.	136,750
	2,100	Universal Health Services, Inc. – Class B	283,206
	75,300	Valero Energy Corp.	4,118,910
	105,500	Verizon Communications, Inc.	5,369,950
	2,400	Wabash National Corp. *	34,032
	3,700	Walker & Dunlop, Inc. *	88,911
	17,200	Werner Enterprises, Inc.	428,108
	5,100	Western Refining, Inc.	108,324
	4,000	Wyndham Worldwide Corp.	269,560
	1,100	Xerox Corp.	10,967

		Total United States	134,692,919

		TOTAL COMMON STOCKS (COST $308,979,229)	308,368,310

		PREFERRED STOCKS — 0.6%

		Brazil — 0.2%
	90,500	Companhia Energetica de Minas Gerais	141,000
	11,700	Itau Unibanco Holding SA	94,057
	143,290	Itausa-Investimentos Itau SA	283,122

		Total Brazil	518,179

		Germany — 0.3%
	1,063	Jungheinrich AG	101,330
	17,488	Porsche Automobil Holding SE *	963,876

		Total Germany	1,065,206

		South Korea — 0.1%
	1,055	Hyundai Motor Co 2nd Preference	92,863
	606	Hyundai Motor Co 2nd Preference	50,345
	306	Samsung Electronics Co Ltd	272,404

		Total South Korea	415,612

		TOTAL PREFERRED STOCKS (COST $2,364,361)	1,998,997

		MUTUAL FUNDS — 0.6%

		United States — 0.6%
		Affiliated Issuers
	78,862	GMO U.S. Treasury Fund	1,971,541

		TOTAL MUTUAL FUNDS (COST $1,972,330)	1,971,541

		SHORT-TERM INVESTMENTS — 1.0%

		Time Deposits — 1.0%
GBP	20,769	Australia and New Zealand Banking Group Ltd. (Melbourne) Time Deposit, 0.10%, due 06/01/16	30,081
AUD	17	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.96%, due 06/01/16	12

Par Value		Description	Value ($)
		Time Deposits — continued
CAD	8,646	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 06/01/16	6,593
CHF	34	Brown Brothers Harriman (Grand Cayman) Time Deposit, (1.00)%, due 06/01/16	34
HKD	16,585	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/16	2,134
JPY	542,526	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.36)%, due 06/01/16	4,899
NOK	121,692	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.03%, due 06/01/16	14,547
SGD	1,747	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 06/01/16	1,269
EUR	40,772	DnB Nor Bank (Oslo) Time Deposit, (0.55)%, due 06/01/16	45,366
USD	1,371,627	Skandinaviska Enskilda Banken, AB (Stockholm) Time Deposit, 0.15%, due 06/01/16	1,371,627
USD	1,548,870	Sumitomo (Tokyo) Time Deposit, 0.15%, due 06/01/16	1,548,870

		Total Time Deposits	3,025,432

		TOTAL SHORT-TERM INVESTMENTS (COST $3,025,432)	3,025,432

		TOTAL INVESTMENTS — 99.5% (Cost $316,341,352)	315,364,280
		Other Assets and Liabilities (net) — 0.5%	1,452,106

		TOTAL NET ASSETS — 100.0%	$316,816,386

A summary of outstanding financial instruments at May 31, 2016 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
09/11/2017	GS	CNH	162,186,125	USD	24,039,015	$163,744
09/11/2017	GS	USD	23,742,431	CNH	162,186,125	132,840

						$296,584

As of May 31, 2016, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt

CVA - Certificaaten van aandelen (Share Certificates)

GDR - Global Depository Receipt

NVDR - Non-Voting Depository Receipt

OJSC - Open Joint-Stock Company

PJSC - Private Joint-Stock Company

REIT - Real Estate Investment Trust

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

*	Non-income producing security.
(a)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees.

Counterparty Abbreviations:

GS - Goldman Sachs International

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

CNH - China Yuan Renminbi

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

SGD - Singapore Dollar

USD - United States Dollar

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 98.0%

	Australia — 4.1%
380,803	Abacus Property Group (REIT)	901,106
2,394,259	Adelaide Brighton Ltd	9,812,605
516,661	Bank of Queensland Ltd	4,332,759
2,757,434	BlueScope Steel Ltd	12,443,280
317,830	BT Investment Management Ltd	2,298,640
272,233	CIMIC Group Ltd	7,343,950
126,620	Credit Corp Group Ltd	1,124,057
1,843,554	Dexus Property Group (REIT)	11,516,568
1,967,692	Downer EDI Ltd	5,548,281
130,969	Elders Ltd *	361,787
9,146,714	Fairfax Media Ltd	6,066,032
3,379,755	GPT Group (The) (REIT)	13,123,235
631,265	Investa Office Fund (REIT)	1,936,574
346,003	Lend Lease Group	3,351,785
264,146	Macquarie Group Ltd	14,257,035
10,990,731	Mirvac Group (REIT)	15,425,056
1,712,771	Nine Entertainment Co Holdings Ltd	1,502,728
2,278,882	OZ Minerals Ltd	8,984,645
876,470	Pacific Brands Ltd	721,207
282,947	Pact Group Holdings Ltd	1,163,072
1,575,063	Primary Health Care Ltd	4,406,816
13,025,220	Scentre Group (REIT)	43,811,935
1,229,960	Shopping Centres Australasia Property Group (REIT)	2,006,446
410,307	Sigma Pharmaceuticals Ltd	364,222
879,541	Sonic Healthcare Ltd	13,605,495
300,278	Southern Cross Media Group Ltd	271,052
3,614,689	Star Entertainment Grp Ltd (The)	14,731,084
5,732,297	Stockland (REIT)	18,745,074
371,921	TABCORP Holdings Ltd	1,186,462
381,325	Tassal Group Ltd	1,153,717
19,218,280	Telstra Corp Ltd	77,555,003
1,783,363	Vicinity Centres (REIT)	4,195,674
2,165,117	Westfield Corp (REIT)	16,750,612
604,122	Woodside Petroleum Ltd	11,919,432
843,020	WorleyParsons Ltd	4,014,031

	Total Australia	336,931,457

	Austria — 0.5%
1,167,625	Immofinanz AG (Entitlement Shares) * (a)	—
79,777	Oesterreichische Post AG *	2,856,756
879,726	OMV AG	24,430,606
515,887	voestalpine AG	17,660,663

	Total Austria	44,948,025

	Belgium — 1.4%
510,001	Ageas	20,602,828
642,464	AGFA-Gevaert NV *	2,345,152
522,569	bpost SA	13,763,279
48,564	D’ieteren SA/NV	2,293,833

Shares	Description	Value ($)
	Belgium — continued
547,490	Delhaize Group	57,378,506
7,755	Elia System Operator SA/NV	391,461
94,813	Orange Belgium *	2,274,826
536,343	Proximus SADP	17,421,441
82,426	Umicore SA	4,147,882

	Total Belgium	120,619,208

	Canada — 3.4%
68,700	AGF Management Ltd – Class B	275,041
1,124,310	Air Canada *	8,256,457
1,653,700	Bankers Petroleum Ltd. *	2,585,187
242,800	Bank of Montreal	15,238,068
647,500	BCE Inc	29,848,153
182,800	Canadian Imperial Bank of Commerce	14,183,780
141,000	Canadian Tire Corp Ltd – Class A	15,397,262
120,700	Cascades Inc	913,983
395,000	Celestica Inc *	4,198,955
62,900	Chorus Aviation Inc	300,746
467,600	CI Financial Corp	10,233,820
54,100	Cogeco Communications Inc	2,831,344
217,600	Corus Entertainment Inc – B Shares	2,087,473
55,900	Industrial Alliance Insurance & Financial Services Inc	1,815,519
59,600	Linamar Corp	2,492,442
213,400	Magna International Inc	8,665,536
49,000	Martinrea International Inc	348,999
1,274,500	Metro Inc	43,181,481
99,600	National Bank of Canada	3,305,442
52,300	North West Co Inc (The)	1,191,292
285,400	Power Corp of Canada	6,437,741
234,300	Royal Bank of Canada	14,084,622
1,093,400	Suncor Energy Inc	30,200,136
1,415,000	Sun Life Financial Inc	49,010,028
173,500	Toromont Industries Ltd	4,872,845
462,200	Transcontinental Inc – Class A	6,883,567

	Total Canada	278,839,919

	Denmark — 0.7%
22,570	AP Moeller – Maersk A/S – Class B	29,023,129
266,084	Carlsberg A/S – Class B	25,666,666
23,871	Dfds A/S	1,182,667
8,962	Schouw & Co	545,457

	Total Denmark	56,417,919

	Finland — 0.9%
848,591	Fortum Oyj	12,725,007
191,770	Metso Oyj	4,505,550
645,285	Neste Oyj	21,729,255
12,442	Orion Oyj – Class B	446,530
148,932	Sampo Oyj – A Shares	6,630,481
266,220	Sponda Oyj	1,127,155

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	Finland — continued
495,130	Stora Enso Oyj – R Shares	4,246,553
32,989	Tieto Oyj	904,888
1,296,871	UPM-Kymmene Oyj	24,953,150

	Total Finland	77,268,569

	France — 10.3%
27,319	APERAM SA	1,088,905
7,385,418	AXA SA	185,577,392
1,269,903	BNP Paribas *	70,374,103
266,604	Christian Dior SE	43,507,764
480,714	Cie Generale des Etablissements Michelin – Class B (Registered)	48,884,520
385,603	CNP Assurances	6,544,205
16,473	Ipsen SA *	1,039,093
18,043	IPSOS	567,559
22,863	Legrand SA	1,257,221
152,446	LVMH Moet Hennessy Louis Vuitton SE	24,405,311
249,253	M6-Metropole Television	4,576,391
942,600	Orange SA	16,401,425
546,679	Rexel SA	8,361,993
488,256	SCOR SE	16,335,997
74,309	Societe BIC SA	9,924,945
907,785	Societe Generale SA	37,458,979
6,341,291	TOTAL SA	307,548,696
3,457,356	Vivendi SA	68,485,840

	Total France	852,340,339

	Germany — 11.3%
297,914	ADVA Optical Networking SE *	2,994,177
719,216	Allianz SE (Registered)	117,466,430
183,571	Aurubis AG	9,595,594
2,626,847	BASF SE	203,100,087
955,452	Bayerische Motoren Werke AG	80,737,563
23,934	Bechtle AG	2,657,911
2,115	Cewe Stiftung & Co KGAA	141,983
3,255,243	Daimler AG (Registered)	222,532,840
3,359,221	Deutsche Lufthansa AG (Registered)	47,109,844
3,471,091	Deutsche Telekom AG (Registered)	61,700,784
87,972	Duerr AG	6,836,213
232,356	Evonik Industries AG	6,851,718
61,035	Fraport AG Frankfurt Airport Services Worldwide	3,495,536
242,258	Freenet AG	6,682,653
199,123	Hannover Rueck SE	22,444,504
172,167	HeidelbergCement AG	14,740,063
7,162	Indus Holding AG	375,550
60,330	Jenoptik AG	962,691
843,256	K+S AG (Registered)	20,810,951
258,003	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	48,505,431
502,460	ProSiebenSat.1 Media SE *	25,278,864
225,577	Rhoen-Klinikum AG	6,923,824

Shares	Description	Value ($)
	Germany — continued
22,425	RTL Group SA	2,012,783
82,742	Salzgitter AG *	2,642,584
179,535	Software AG *	6,974,030
168,881	Stada Arzneimittel AG	8,999,408
26,117	Talanx AG	878,678

	Total Germany	933,452,694

	Hong Kong — 3.1%
583,853	Bank of East Asia Ltd (The)	2,175,177
9,947,100	BOC Hong Kong Holdings Ltd	30,626,482
1,882,600	Champion (REIT)	991,252
2,469,100	Dah Sing Banking Group Ltd	4,349,298
181,400	Dah Sing Financial Holdings Ltd	1,210,636
6,276,690	Esprit Holdings Ltd *	5,101,704
4,548,000	Global Brands Group Holding Ltd *	463,113
572,500	Hang Seng Bank Ltd	10,149,063
1,462,300	Henderson Land Development Co Ltd	8,861,797
521,000	HKT Trust & HKT Ltd – Class SS	755,051
3,266,600	Hongkong Land Holdings Ltd	19,729,653
2,592,900	Hysan Development Co Ltd	11,171,629
4,576,700	Kerry Properties Ltd	11,421,849
4,061,291	Link (REIT)	24,870,679
959,200	Luk Fook Holdings International Ltd	2,167,415
1,971,000	Man Wah Holdings Ltd	2,736,192
1,912,000	Pacific Textiles Holdings Ltd	2,300,029
3,822,700	PCCW Ltd	2,487,937
2,386,500	Sino Land Co Ltd	3,643,996
18,249,100	SJM Holdings Ltd	11,689,771
1,608,200	SmarTone Telecommunications Holdings Ltd.	2,617,338
2,362,131	Sun Hung Kai Properties Ltd	27,718,185
564,200	Swire Properties Ltd	1,632,795
1,371,500	Swire Pacific Ltd – Class A	14,777,305
1,170,000	Techtronic Industries Co Ltd	4,690,941
455,700	Television Broadcasts Ltd	1,539,530
2,251,200	Value Partners Group Ltd	2,249,647
2,922,900	Wharf Holdings Ltd (The)	15,779,175
2,074,500	Wheelock & Co Ltd	9,340,977
6,632,600	Xinyi Glass Holdings Ltd	4,594,823
3,693,300	Yue Yuen Industrial Holdings Ltd	13,862,735

	Total Hong Kong	255,706,174

	Ireland — 0.3%
261,152	CRH Plc	7,941,971
9,900	ICON Plc *	697,356
533,448	Smurfit Kappa Group Plc	14,561,306

	Total Ireland	23,200,633

	Israel — 1.2%
2,158,257	Bank Hapoalim BM	11,133,542
6,565,962	Bank Leumi Le-Israel BM *	24,074,983

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	Israel — continued
4,970,317	Bezeq The Israeli Telecommunication Corp Ltd	9,602,378
419,100	Check Point Software Technologies Ltd *	35,610,927
8,294,430	Israel Discount Bank Ltd – Class A *	13,764,050
122,173	Mizrahi Tefahot Bank Ltd	1,436,127
10,925	Teva Pharmaceutical Industries Ltd	567,422
10,700	Teva Pharmaceutical Industries Ltd Sponsored ADR	555,009

	Total Israel	96,744,438

	Italy — 3.0%
5,595,990	A2A SPA	7,977,024
351,307	Amplifon SPA	3,440,546
2,282,752	Banca Mediolanum SPA	19,139,896
86,451	De’Longhi SPA	2,320,029
14,732,647	Enel SPA	66,802,965
5,933,817	ENI SPA	90,496,616
339,685	EXOR SPA	12,893,521
2,971,327	Hera SPA	8,597,666
1,298,048	Iren SPA	2,383,456
41,631	La Doria SPA	543,746
451,341	Recordati SPA	13,333,373
2,529	Reply SPA	368,664
461,364	Societa Cattolica di Assicurazioni SCRL	3,163,813
5,679,473	Telecom Italia SPA *	5,379,028
14,461,247	Telecom Italia SPA-Di RISP	11,163,422

	Total Italy	248,003,765

	Japan — 26.2%
20,400	ADEKA Corp	277,367
1,099,600	Aeon Co Ltd	16,620,762
67,700	Ain Holdings Inc	4,327,281
397,700	Aisin Seiki Co Ltd	16,287,726
400,000	Alfresa Holdings Corp	8,373,425
147,200	Alpine Electronics Inc	1,668,688
87,500	AOKI Holdings Inc	929,257
239,200	Aoyama Trading Co Ltd	8,498,214
2,226,113	Asahi Glass Co Ltd	13,404,480
122,200	Asahi Group Holdings Ltd	4,141,435
1,936,900	Asahi Kasei Corp	12,897,041
128,600	Asatsu-DK Inc	3,198,330
145,200	Autobacs Seven Co Ltd	2,207,013
502,500	Bridgestone Corp	17,198,193
1,885,900	Calsonic Kansei Corp	14,559,848
1,747,700	Canon Inc	50,447,317
54,400	Cawachi Ltd	1,178,453
219,300	Central Japan Railway Co	38,586,570
563,000	Chiba Bank Ltd (The)	2,933,124
406,800	Coca-Cola West Co Ltd	11,268,488
258,700	Concordia Financial Group Ltd *	1,206,184
459,700	Cosmo Energy Holdings Co Ltd	6,373,425
58,600	Credit Saison Co Ltd	1,109,111

Shares	Description	Value ($)
	Japan — continued
289,400	Daicel Corp	3,589,039
320,900	Daihatsu Motor Co Ltd	4,355,500
40,980	Daiichi Sankyo Co Ltd	946,910
392,800	Daikyo Inc	599,430
128,000	Daito Trust Construction Co Ltd	18,545,821
604,500	Daiwa House Industry Co Ltd	17,431,765
690,000	Daiwabo Holdings Co Ltd	1,426,421
828,200	DCM Holdings Co Ltd	6,032,603
2,008,200	Denka Co Ltd	8,749,705
740,000	DIC Corp	1,741,351
73,800	Doutor Nichires Holdings Co Ltd	1,231,435
18,000	DTS Corp	383,021
437,800	Fuji Heavy Industries Ltd	16,214,617
1,713,840	FujiFilm Holdings Corp	69,080,678
98,700	Fujitsu General Ltd	1,826,105
410,000	Fuji Electric Co Ltd	1,647,396
323,500	Fuji Oil Holdings Inc	5,593,107
36,000	Fuyo General Lease Co Ltd	1,526,642
177,800	Geo Holdings Corp	2,435,520
286,500	Gunze Ltd	835,520
1,293,700	Hanwa Co Ltd	6,730,782
348,100	Haseko Corp	3,797,675
255,600	Hiroshima Bank Ltd (The)	956,981
63,000	Hitachi Capital Corp	1,401,940
246,900	Hitachi Chemical Co Ltd	4,584,463
934,300	Honda Motor Co Ltd	26,217,968
129,300	Horiba Ltd	5,488,883
235,800	Idemitsu Kosan Co Ltd	4,687,116
1,329,800	Inpex Corp	10,838,264
245,800	Isuzu Motors Ltd	2,938,761
671,300	IT Holdings Corp	16,163,758
10,378,300	Itochu Corp	129,266,239
34,800	Jafco Co Ltd	1,032,494
1,732,000	Japan Airlines Co Ltd	59,116,764
192,600	Japan Tobacco, Inc.	7,595,299
1,276,400	K’s Holdings Corp	20,140,173
1,081,600	Kaneka Corp	8,539,224
965,000	Kanematsu Corp	1,540,202
3,092,900	Kawasaki Kisen Kaisha Ltd	6,683,757
6,671,000	KDDI Corp.	193,530,278
273,300	Keihin Corp	4,454,252
197,300	Kewpie Corp	5,258,670
5,184,336	Kobe Steel Ltd	4,636,307
69,000	Kohnan Shoji Co Ltd	1,190,672
48,800	Koito Manufacturing Co Ltd	2,285,039
71,200	Kokuyo Co Ltd	926,380
68,200	Kuraray Co Ltd	899,891
33,000	Mandom Corp	1,506,826
6,010,200	Marubeni Corp	28,701,416
874,600	Medipal Holdings Corp	15,086,506
2,591,800	Mitsubishi Chemical Holdings Corp	13,098,401
666,900	Mitsubishi Corp	11,748,808

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
1,147,000	Mitsubishi Electric Corp	13,729,278
24,344,900	Mitsubishi UFJ Financial Group Inc	120,276,517
560,200	Mitsubishi UFJ Lease & Finance Co Ltd	2,393,164
5,400,100	Mitsui & Co Ltd	64,684,797
3,699,838	Mitsui Chemicals Inc	13,801,959
7,024,000	Mitsui Engineering & Shipbuilding Co Ltd	11,194,072
18,000	Mitsui Sugar Co Ltd	85,551
19,050,200	Mizuho Financial Group Inc	29,787,159
91,000	Namura Shipbuilding Co Ltd	575,826
207,300	NET One Systems Co Ltd	1,180,400
348,000	NHK Spring Co Ltd	2,970,392
24,200	Nifco Inc	1,238,161
133,000	Nippon Corp	2,393,801
777,781	Nippon Electric Glass Co Ltd	3,722,323
1,067,900	Nippon Light Metal Holdings Co Ltd	2,099,024
334,300	Nippon Paper Industries Co Ltd	5,816,332
4,228,400	Nippon Telegraph & Telephone Corp	185,056,614
59,100	Nippon Television Holdings Inc	1,037,167
93,100	Nippon Signal Co Ltd	816,146
341,213	Nipro Corp	3,826,144
686,000	Nishi-Nippon City Bank Ltd (The)	1,290,943
103,300	Nissan Chemical Industries Ltd	3,018,647
5,027,442	Nissan Motor Co Ltd	50,494,086
452,300	Nisshinbo Holdings Inc	4,626,950
28,200	Nissin Electric Co Ltd	338,315
225,700	NOK Corp	4,010,053
1,200,900	Nomura Holdings Inc	5,153,570
97,800	Nomura Real Estate Holdings Inc	1,745,203
2,689,200	NTT DOCOMO Inc	67,185,878
116,700	Okinawa Electric Power Co (The)	2,269,090
214,800	Onward Holdings Co Ltd	1,472,588
37,300	Open House Co Ltd	988,822
954,100	Orient Corp *	1,999,406
862,300	ORIX Corp	11,889,513
3,433,500	Osaka Gas Co Ltd	12,820,648
921,600	Otsuka Holdings Co Ltd	37,453,980
130,500	PanaHome Corp	1,030,973
40,400	Pola Orbis Holdings Inc	3,478,281
3,300	Relo Holdings Inc	449,395
408,900	Rengo Co Ltd	2,462,431
2,050,200	Resona Holdings Inc	7,738,041
1,393,500	Ricoh Co Ltd	12,071,847
186,100	Sanwa Holdings Corp	1,615,027
45,300	San – A Co Ltd	2,110,767
1,269,000	Sekisui Chemical Co Ltd	16,443,952
1,394,900	Sekisui House Ltd	24,802,233
74,100	Shimamura Co Ltd	9,576,634
3,168,000	Showa Denko KK	3,238,982
518,700	Showa Shell Sekiyu KK	5,228,643
15,614,100	Sojitz Corp	34,660,828
2,163,900	Sumitomo Corp	22,058,225
620,900	Sumitomo Forestry Co Ltd	8,410,624

Shares	Description	Value ($)
	Japan — continued
1,466,800	Sumitomo Heavy Industries Ltd	7,069,021
552,500	Sumitomo Metal Mining Co Ltd	5,660,450
4,524,400	Sumitomo Mitsui Financial Group Inc	146,180,805
1,318,400	Sumitomo Mitsui Trust Holdings Inc	4,548,165
922,000	Sumitomo Osaka Cement Co Ltd	3,737,572
705,600	Sumitomo Rubber Industries Ltd	10,298,050
82,100	Sundrug Co Ltd	6,748,505
238,400	Suzuken Co Ltd	7,646,839
169,700	T-Gaia Corp	2,423,626
240,800	Takashimaya Co Ltd	1,693,433
255,000	Toho Holdings Co Ltd	6,231,287
263,600	Tokai Rika Co Ltd	4,631,811
1,760,530	Tokyo Electric Power Co Holdings Inc *	8,232,588
12,100	Tokyo Seimitsu Co Ltd	278,798
331,000	Toppan Printing Co Ltd	2,973,812
3,410,000	Tosoh Corp	16,666,770
61,000	Towa Pharmaceutical Co Ltd	3,269,811
29,700	Toyoda Gosei Co Ltd	578,469
54,800	Toyota Boshoku Corp	1,085,975
1,105,700	Toyota Tsusho Corp	25,931,589
33,300	TPR Co Ltd	841,541
232,400	TS Tech Co Ltd	5,938,867
91,400	TSI Holdings Co Ltd	527,115
379,000	Tsubakimoto Chain Co	2,775,370
17,800	Tsumura & Co	417,816
33,000	Tsuruha Holdings Inc	3,417,656
2,960,100	Ube Industries Ltd	5,515,249
6,800	UKC Holdings Corp	116,347
1,442,300	UNY Co Ltd	10,456,713
236,000	Valor Holdings Co Ltd	6,366,520
27,800	Warabeya Nichiyo Co Ltd	531,834
151,598	West Japan Railway Co	9,421,747
3,356,200	Yamada Denki Co Ltd	15,748,458
257,600	Yamaguchi Financial Group Inc	2,501,542
402,200	Yokohama Rubber Co Ltd (The)	6,126,843
527,000	Zeon Corp	3,950,428

	Total Japan	2,172,289,331

	Malta — 0.0%
15,984,486	BGP Holdings Plc * (a)	—

	Netherlands — 3.2%
24,722	Aalberts Industries NV	872,841
58,500	AVG Technologies NV *	1,124,370
109,456	BinckBank NV	670,744
73,125	Boskalis Westminster	2,650,401
156,846	Corbion NV	3,901,914
197,514	Heineken Holding NV	16,209,249
249,963	Heineken NV	23,223,144
4,882,180	ING Groep NV CVA	60,413,989
2,654,060	Koninklijke Ahold NV	58,840,166
3,279,335	PostNL NV *	14,445,913
62,636	Randstad Holdings NV	3,383,993

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	Netherlands — continued
664,961	TomTom NV *	5,900,870
625,305	Unilever NV CVA	28,076,031
1,196,951	Wolters Kluwer NV	47,729,422

	Total Netherlands	267,443,047

	New Zealand — 0.3%
575,432	Air New Zealand Ltd	874,874
248,340	Chorus Ltd	671,704
666,168	Fletcher Building Ltd	4,029,482
1,340,106	Sky Network Television Ltd	4,076,030
4,737,228	Spark New Zealand Ltd	11,847,510

	Total New Zealand	21,499,600

	Norway — 2.0%
247,163	Bakkafrost P/F	9,578,504
522,638	BW LPG Ltd	2,617,380
773,636	DNB ASA	9,896,517
3,075,345	Orkla ASA	27,827,810
103,457	Salmar ASA	3,100,399
2,906,445	Statoil ASA	45,945,942
1,485,978	Storebrand ASA *	6,455,155
1,929,156	Telenor ASA	32,061,664
796,835	Yara International ASA	28,655,666

	Total Norway	166,139,037

	Portugal — 0.3%
183,091	Altri SGPS SA	698,814
1,155,497	CTT-Correios de Portugal SA	10,396,693
3,096,960	EDP – Energias de Portugal SA	10,324,152
220,145	Navigator Co SA (The)	714,136
763,465	Redes Energeticas Nacionais SA	2,251,542

	Total Portugal	24,385,337

	Singapore — 0.7%
924,100	Ascendas Real Estate Investment Trust	1,536,309
4,566,500	CapitaLand Commercial Trust Ltd (REIT)	4,607,818
3,837,200	CapitaLand Mall Trust (REIT)	5,658,553
1,323,400	DBS Group Holdings Ltd	14,891,832
347,000	Fortune Real Estate Investment Trust	385,177
57,390,700	Golden Agri-Resources Ltd	16,240,305
1,443,400	Mapletree Greater China Commercial Trust (REIT)	1,027,107
738,700	Mapletree Industrial Trust (REIT)	863,968
1,025,200	Mapletree Logistics Trust (REIT)	726,237
178,400	Venture Corp Ltd	1,078,065
18,239,200	Yangzijiang Shipbuilding Holdings Ltd	12,122,903

	Total Singapore	59,138,274

	Spain — 2.4%
625,958	Ebro Foods SA	14,667,276
2,785,046	Endesa SA	57,263,366

Shares	Description	Value ($)
	Spain — continued
36,604	Gas Natural SDG SA	724,617
9,400,711	Iberdrola SA	63,763,058
2,883,516	International Consolidated Airlines Group SA	22,545,374
2,944,026	Repsol SA	37,806,826
27,982	Viscofan SA	1,562,978

	Total Spain	198,333,495

	Sweden — 1.3%
353,889	Axfood AB	6,518,101
19,038	Bilia AB – Class A	449,816
82,716	Castellum AB	1,126,684
280,561	Fastighets AB Balder – B Shares *	7,249,525
112,172	Industrivarden AB – C Shares	1,897,268
58,592	Intrum Justitia AB	2,051,846
140,729	Investor AB – B Shares	4,897,675
2,121,831	Sandvik AB	20,745,004
349,039	Securitas AB – B Shares	5,503,844
436,617	Skanska AB – B Shares	9,589,103
114,038	Swedish Match AB	3,893,415
5,286,602	Telefonaktiebolaget LM Ericsson – B Shares	40,808,823
61,903	Wihlborgs Fastigheter AB	1,258,243

	Total Sweden	105,989,347

	Switzerland — 5.1%
280,544	Adecco Group AG (Registered)	17,009,877
38,188	Ascom Holding AG (Registered)	624,495
10,367	Autoneum Holding AG	2,516,541
40,768	Baloise Holding AG (Registered)	5,036,848
1,872	Banque Cantonale Vaudoise (Registered)	1,296,375
343	Bobst Group AG (Registered)	18,616
44,310	Cembra Money Bank AG *	2,988,159
11,056	dorma & kaba Holding AG – Class B (Registered)	7,266,874
1,834	Emmi AG (Registered) *	1,088,110
20,881	EMS-Chemie Holding AG (Registered)	10,349,690
6,661	Fischer (George) AG (Registered)	5,319,483
26,205	Flughafen Zuerich AG (Registered)	4,596,036
2,820	Forbo Holdings AG (Registered) *	3,487,294
7,076	Helvetia Holding AG (Registered)	3,813,277
12,886	Implenia AG (Registered)	885,247
5,547	Kardex AG (Registered) *	442,672
3,334	Komax Holding AG (Registered)	716,363
136,065	Kuehne & Nagel International AG (Registered)	19,142,096
213,102	Logitech International (Registered)	3,282,344
235,196	Nestle SA (Registered)	17,380,911
109,466	Roche Holding AG	28,751,908
1,050	Sika AG	4,543,441
46,596	Swatch Group AG (The) (Registered)	2,704,041
92,142	Swatch Group AG (The) – Class BR	27,106,183

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	Switzerland — continued
74,154	Swiss Life Holding AG (Registered) *	19,215,761
2,122,890	Swiss Re AG	190,764,140
353,718	UBS Group AG (Registered)	5,464,656
1,714	Valora Holding AG (Registered)	449,265
55,248	Vontobel Holding AG (Registered)	2,457,996
136,085	Zurich Insurance Group AG *	32,935,554

	Total Switzerland	421,654,253

	United Kingdom — 16.4%
4,325,054	AstraZeneca Plc	252,417,681
4,574,237	Balfour Beatty Plc *	16,438,486
390,230	Bellway Plc	15,430,637
667,349	Berkeley Group Holdings Plc	31,602,560
585,181	Bovis Homes Group Plc	8,553,307
13,486,816	BP Plc	69,557,438
1,570,125	British American Tobacco Plc	95,514,299
811,602	Cairn Energy Plc *	2,285,458
2,455,225	Carillion Plc	9,868,510
18,446,898	Centrica Plc	54,387,288
1,132,038	Compass Group Plc	21,077,174
614,238	Crest Nicholson Holdings Plc	5,225,039
4,513,847	Debenhams Plc	4,838,677
2,960,819	Direct Line Insurance Group Plc	16,051,634
7,932,387	Firstgroup Plc *	12,420,321
290,217	Galliford Try Plc	5,827,291
7,675,221	GlaxoSmithKline Plc	160,403,180
169,867	Halfords Group Plc	1,075,150
5,912,406	Home Retail Group Plc	14,137,701
351,261	Hunting Plc	1,567,565
481,221	IG Group Holdings Plc	5,568,422
839,457	Imperial Brands Plc	45,653,528
2,113,627	Inchcape Plc	20,822,325
2,020,980	Indivior Plc	5,029,302
681,044	Intermediate Capital Group Plc	6,588,489
3,913,921	J Sainsbury Plc	15,216,610
1,130,401	Jupiter Fund Management Plc	7,235,630
9,402,293	Kingfisher Plc	49,906,839
4,615,373	Legal & General Group Plc	15,973,546
5,256,827	Man Group Plc	10,032,286
1,008,003	Marks & Spencer Group Plc	5,542,862
69,743	Micro Focus International Plc	1,644,092
160,301	Mitie Group Plc	654,393
425,446	National Express Group Plc	2,084,784
431,088	Pearson Plc	5,226,635
1,761,850	Persimmon Plc	53,599,248
1,048,256	Playtech Plc	12,899,314
972,533	Reckitt Benckiser Group Plc	96,824,727
516,821	Royal Dutch Shell Plc A Shares (London)	12,408,001
4,968,536	Royal Mail Plc	38,895,282
1,941,905	Sage Group Plc (The)	17,220,303
89,700	Savills Plc	1,008,753

Shares / Par Value		Description	Value ($)
		United Kingdom — continued
	234,698	Spectris Plc	5,695,033
	113,579	Victrex Plc	2,368,921
	377,944	WH Smith Plc	9,576,865
	9,250,875	Wm Morrison Supermarkets Plc	26,523,063
	3,815,844	WPP Plc	88,000,518

		Total United Kingdom	1,360,879,167

		TOTAL COMMON STOCKS (COST $8,430,254,984)	8,122,224,028

		PREFERRED STOCKS — 0.7%

		Germany — 0.7%
	57,177	Jungheinrich AG	5,450,384
	887,105	Porsche Automobil Holding SE *	48,894,069

		Total Germany	54,344,453

		TOTAL PREFERRED STOCKS (COST $85,379,455)	54,344,453

		RIGHTS/WARRANTS — 0.0%

		Sweden — 0.0%
	82,716	Castellum AB Rights, Expires 06/09/16 *	182,461

		TOTAL RIGHTS/WARRANTS (COST $168,944)	182,461

		MUTUAL FUNDS — 1.1%

		United States — 1.1%
		Affiliated Issuers
	3,788,732	GMO U.S. Treasury Fund	94,718,302

		TOTAL MUTUAL FUNDS (COST $94,756,189)	94,718,302

		SHORT-TERM INVESTMENTS — 0.3%

		Time Deposits — 0.3%
GBP	862,655	Australia and New Zealand Banking Group Ltd. (Melbourne) Time Deposit, 0.10%, due 06/01/16	1,249,426
JPY	46,315,764	Bank of Tokyo-Mitsubishi (Tokyo) Time Deposit, (0.36)%, due 06/01/16	418,258
AUD	16	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.96%, due 06/01/16	12
HKD	341,009	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/16	43,884
NZD	20	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.45%, due 06/01/16	13
EUR	2,206,465	DnB Nor Bank (Oslo) Time Deposit, (0.55)%, due 06/01/16	2,455,023

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Par Value		Description	Value ($)
		Time Deposits — continued
SGD	167,416	HSBC Bank (London) Time Deposit, 0.05%, due 06/01/16	121,571
NOK	8,741,289	Nordea Bank Norge ASA (Oslo) Time Deposit, 0.03%, due 06/01/16	1,044,909
CAD	190,934	Royal Bank of Canada (Toronto) Time Deposit, 0.05%, due 06/01/16	145,601
USD	18,692,044	Sumitomo (Tokyo) Time Deposit, 0.15%, due 06/01/16	18,692,044

		Total Time Deposits	24,170,741

		TOTAL SHORT-TERM INVESTMENTS (COST $24,170,741)	24,170,741

		TOTAL INVESTMENTS — 100.1% (Cost $8,634,730,313)	8,295,639,985
		Other Assets and Liabilities (net) — (0.1%)	(11,834,217)

		TOTAL NET ASSETS — 100.0%	$8,283,805,768

Notes to Schedule of Investments:

ADR - American Depositary Receipt

CVA - Certificaaten van aandelen (Share Certificates)

REIT - Real Estate Investment Trust

*	Non-income producing security.

(a)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SGD - Singapore Dollar

USD - United States Dollar

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.8%

	Australia — 4.0%
69,011	Adelaide Brighton Ltd	282,834
20,249	ASX Ltd	650,752
518,419	BlueScope Steel Ltd	2,339,433
82,079	CIMIC Group Ltd	2,214,221
152,747	Dexus Property Group (REIT)	954,201
95,435	Downer EDI Ltd	269,097
383,339	Fairfax Media Ltd	254,228
317,048	GPT Group (The) (REIT)	1,231,064
20,968	JB Hi – Fi Ltd	352,858
107,738	LendLease Group	1,043,675
69,050	Macquarie Group Ltd	3,726,910
315,133	Mirvac Group (REIT)	442,277
90,791	OZ Minerals Ltd	357,950
2,818,521	Scentre Group (REIT)	9,480,443
13,675	Shopping Centres Australasia Property Group (REIT)	22,308
90,358	Sonic Healthcare Ltd	1,397,735
148,068	South32 Ltd *	166,497
99,767	Star Entertainment Grp Ltd (The)	406,584
826,035	Stockland (REIT)	2,701,201
39,056	Suncorp Group Ltd	365,687
109,775	TABCORP Holdings Ltd	350,192
4,197,911	Telstra Corp Ltd	16,940,590
620,809	Vicinity Centres (REIT)	1,460,562
14,528	Wesfarmers Ltd	425,998
466,352	Westfield Corp (REIT)	3,607,972
180,141	Woodside Petroleum Ltd	3,554,213

	Total Australia	54,999,482

	Austria — 0.6%
4,811	Oesterreichische Post AG *	172,278
162,570	OMV AG	4,514,682
89,211	voestalpine AG	3,054,013

	Total Austria	7,740,973

	Belgium — 1.2%
92,514	Ageas	3,737,346
40,867	bpost SA	1,076,344
3,255	Colruyt SA	193,310
95,536	Delhaize Group	10,012,444
4,763	Groupe Bruxelles Lambert SA	404,788
52,665	Proximus SADP	1,710,659

	Total Belgium	17,134,891

	Canada — 2.8%
127,600	Air Canada *	937,041
20,500	Alimentation Couche-Tard Inc – Class B	902,009
96,100	BCE Inc	4,429,973
33,400	Canadian Imperial Bank of Commerce	2,591,566
9,100	Canadian Tire Corp Ltd – Class A	993,724

Shares	Description	Value ($)
	Canada — continued
13,300	CGI Group Inc – Class A *	622,022
99,000	CI Financial Corp	2,166,699
3,700	Magna International Inc	150,246
233,100	Metro Inc	7,897,688
2,700	National Bank of Canada	89,605
57,200	Power Corp of Canada	1,290,255
3,200	Royal Bank of Canada	192,364
299,900	Suncor Energy Inc	8,283,355
204,200	Sun Life Financial Inc	7,072,684
15,800	Transcontinental Inc – Class A	235,310

	Total Canada	37,854,541

	Denmark — 0.6%
3,770	AP Moeller – Maersk A/S – Class B	4,847,904
35,870	Carlsberg A/S – Class B	3,460,048

	Total Denmark	8,307,952

	Finland — 0.8%
60,632	Fortum Oyj	909,204
82,253	Neste Oyj	2,769,778
19,454	Sampo Oyj – A Shares	866,096
308,089	UPM – Kymmene Oyj	5,927,954

	Total Finland	10,473,032

	France — 11.2%
2,169	Atos SE	200,554
1,177,793	AXA SA	29,595,042
269,791	BNP Paribas SA *	14,950,984
43,304	Capgemini SA	4,130,121
40,971	Christian Dior SE	6,686,158
97,644	Cie Generale des Etablissements Michelin – Class B	9,929,563
52,406	CNP Assurances	889,401
14,219	Legrand SA	781,893
19,875	LVMH Moet Hennessy Louis Vuitton SE	3,181,819
11,197	M6-Metropole Television	205,582
42,337	Renault SA	3,973,967
35,651	Rexel SA	545,317
67,557	SCOR SE	2,260,312
9,446	Societe BIC SA	1,261,638
199,304	Societe Generale	8,224,111
20,241	Suez	340,364
1,125,023	TOTAL SA	54,562,921
611,660	Vivendi SA	12,116,209

	Total France	153,835,956

	Germany — 11.2%
152,652	Allianz SE (Registered)	24,931,989
38,923	Aurubis AG	2,034,577
392,597	BASF SE	30,354,446
188,245	Bayerische Motoren Werke AG	15,907,071

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	Germany — continued
1,809	Bechtle AG	200,892
600,437	Daimler AG (Registered)	41,046,690
562,550	Deutsche Lufthansa AG (Registered)	7,889,223
477,674	Deutsche Telekom AG (Registered)	8,490,950
15,930	Duerr AG	1,237,904
40,709	Evonik Industries AG	1,200,428
20,767	Hannover Rueck SE	2,340,789
12,769	HeidelbergCement AG	1,093,217
89,581	K+S AG (Registered)	2,210,794
40,236	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	7,564,503
127,733	ProSiebenSat.1 Media SE *	6,426,273
7,774	RTL Group SA	697,765

	Total Germany	153,627,511

	Hong Kong — 3.0%
1,912,000	BOC Hong Kong Holdings Ltd	5,886,925
445,500	CK Hutchison Holdings Ltd	5,159,433
119,600	Dah Sing Banking Group Ltd	210,674
39,900	Hang Seng Bank Ltd	707,332
250,000	Henderson Land Development Co Ltd	1,515,044
433,400	Hongkong Land Holdings Ltd	2,617,655
176,000	Hysan Development Co Ltd	758,304
203,000	Kerry Properties Ltd	506,617
757,000	Link (REIT)	4,635,744
123,000	Pacific Textiles Holdings Ltd	147,962
458,000	Sino Land Co Ltd	699,330
2,373,000	SJM Holdings Ltd	1,520,066
300,392	Sun Hung Kai Properties Ltd	3,524,919
347,000	Swire Pacific Ltd – Class A	3,738,771
45,200	Swire Properties Ltd	130,809
225,500	Techtronic Industries Co Ltd	904,109
580,000	Wharf Holdings Ltd (The)	3,131,110
348,000	Wheelock & Co Ltd	1,566,961
4,016,000	Xinyi Glass Holdings Ltd	2,782,138
241,000	Yue Yuen Industrial Holdings Ltd	904,589

	Total Hong Kong	41,048,492

	Ireland — 0.1%
46,958	Smurfit Kappa Group Plc	1,281,793

	Israel — 1.6%
379,205	Bank Hapoalim BM	1,956,159
312,324	Bank Leumi Le-Israel BM *	1,145,178
970,700	Bezeq Israeli Telecommunication Corp Ltd	1,875,339
142,700	Check Point Software Technologies Ltd *	12,125,219
102,794	Israel Discount Bank Ltd – Class A *	170,580
93,796	Teva Pharmaceutical Industries Ltd	4,871,572
1,200	Teva Pharmaceutical Industries Ltd Sponsored ADR	62,244

	Total Israel	22,206,291

Shares	Description	Value ($)
	Italy — 2.4%
196,993	Banca Mediolanum SPA	1,651,702
6,199	De’Longhi SPA	166,359
2,155,386	Enel SPA	9,773,272
1,052,810	Eni SPA	16,056,400
55,305	EXOR SPA	2,099,228
94,787	Hera SPA	274,270
7,310	Recordati SPA	215,950
34,659	Snam SPA	198,518
3,461,493	Telecom Italia SPA-Di RISP	2,672,114

	Total Italy	33,107,813

	Japan — 26.3%
97,700	Aisin Seiki Co Ltd	4,001,284
6,000	Aoyama Trading Co Ltd	213,166
5,200	Asahi Breweries Ltd	176,231
351,000	Asahi Glass Co Ltd	2,113,537
447,000	Asahi Kasei Corp	2,976,394
90,900	Bridgestone Corp	3,111,076
37,000	Calsonic Kansei Corp	285,654
288,500	Canon Inc	8,327,545
53,200	Central Japan Railway Co	9,360,718
153,000	Chiba Bank Ltd (The)	797,101
10,900	Coca-Cola West Co Ltd	301,933
74,100	Concordia Financial Group Ltd *	345,490
40,100	Daicel Corp	497,306
83,000	Daihatsu Motor Co Ltd	1,126,540
173,000	Daiichi Sankyo Co Ltd	3,997,449
19,301	Daito Trust Construction Co Ltd	2,796,507
165,800	Daiwa House Industry Co Ltd	4,781,119
31,300	DCM Holdings Co Ltd	227,989
53,700	East Japan Railway Co	4,872,063
175,000	Fuji Heavy Industries Ltd	6,481,402
338,900	FUJIFILM Holdings Corp	13,660,226
143,974	Haseko Corp	1,570,716
136,500	Honda Motor Co Ltd	3,830,411
42,600	Hoya Corp	1,491,142
246,200	Inpex Corp	2,006,603
63,200	Isuzu Motors Ltd	755,613
1,849,500	ITOCHU Corp	23,036,327
289,900	Japan Airlines Co Ltd	9,894,890
154,000	Japan Tobacco Inc	6,073,084
50,830	JX Holdings Inc	197,432
194,040	K’s Holdings Corp	3,061,735
870,000	Kawasaki Kisen Kaisha Ltd	1,880,070
1,206,324	KDDI Corp	34,996,285
553,000	Kobe Steel Ltd	494,543
4,500	Koito Manufacturing Co Ltd	210,711
131,200	Konica Minolta Inc	1,123,642
1,126,000	Marubeni Corp	5,377,158
518,200	Mitsubishi Chemical Holdings Corp	2,618,872
84,000	Mitsubishi Corp	1,479,832

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
339,000	Mitsubishi Electric Corp	4,057,738
3,700	Mitsubishi Tanabe Pharma Corp	61,859
5,173,800	Mitsubishi UFJ Financial Group Inc	25,561,273
825,700	Mitsui & Co Ltd	9,890,602
3,684,700	Mizuho Financial Group Inc	5,761,449
46,500	Nexon Co Ltd	760,088
699,100	Nippon Telegraph & Telephone Corp	30,596,225
51,508	Nipro Corp	577,578
1,182,600	Nissan Motor Co Ltd	11,877,672
17,700	Nitori Holdings Co Ltd	1,787,630
47,900	Nitto Denko Corp	3,138,527
4,500	NOK Corp	79,952
49,600	Nomura Holdings Inc	212,855
378,600	NTT DOCOMO Inc	9,458,788
43,000	OJI Holdings Corp	175,861
237,400	ORIX Corp	3,273,304
651,000	Osaka Gas Co Ltd	2,430,826
273,700	Otsuka Holdings Co Ltd	11,123,214
560,600	Resona Holdings Inc	2,115,865
236,200	Ricoh Co Ltd	2,046,193
4,348	Ryohin Keikaku Co Ltd	995,387
188,700	Sekisui Chemical Co Ltd	2,445,212
290,900	Sekisui House Ltd	5,172,392
1,835,700	Sojitz Corp	4,074,963
641,000	Sumitomo Chemical Co Ltd	2,914,041
537,600	Sumitomo Corp	5,480,152
119,900	Sumitomo Electric Industries Ltd	1,682,611
109,000	Sumitomo Metal Mining Co Ltd	1,116,722
943,800	Sumitomo Mitsui Financial Group Inc	30,493,644
444,000	Sumitomo Mitsui Trust Holdings Inc	1,531,694
10,100	Toho Holdings Co Ltd	246,808
326,200	Tokyo Electric Power Co Holdings Inc *	1,525,376
132,000	Toppan Printing Co Ltd	1,185,931
197,900	Toyota Tsusho Corp	4,641,278
8,600	TS Tech Co Ltd	219,769
24,200	USS Co Ltd	380,564
23,500	West Japan Railway Co	1,460,514

	Total Japan	361,104,353

	Malta — 0.0%
15,998,662	BGP Holdings Plc * (a)	—

	Netherlands — 3.5%
22,500	AerCap Holdings NV *	879,525
21,180	Boskalis Westminster	767,665
40,039	Heineken Holding NV	3,285,854
29,592	Heineken NV	2,749,284
670,081	ING Groep NV CVA	8,291,842
576,990	Koninklijke Ahold NV	12,791,793
428,545	PostNL NV *	1,887,798
64,028	Randstad Holdings NV	3,459,198

Shares	Description	Value ($)
	Netherlands — continued
118,622	Unilever NV CVA	5,326,097
231,808	Wolters Kluwer NV	9,243,538

	Total Netherlands	48,682,594

	New Zealand — 0.3%
386,066	Fletcher Building Ltd	2,335,215
820,132	Spark New Zealand Ltd	2,051,099

	Total New Zealand	4,386,314

	Norway — 1.9%
6,804	Bakkafrost P/F	263,681
141,320	DNB ASA	1,807,796
492,852	Orkla ASA	4,459,660
522,606	Statoil ASA	8,261,510
350,558	Telenor ASA	5,826,109
166,595	Yara International ASA	5,991,065

	Total Norway	26,609,821

	Portugal — 0.0%
30,788	CTT-Correios de Portugal SA	277,018

	Singapore — 0.3%
52,600	DBS Group Holdings Ltd	591,892
9,631,500	Golden Agri-Resources Ltd	2,725,503
474,900	Yangzijiang Shipbuilding Holdings Ltd	315,648

	Total Singapore	3,633,043

	Spain — 2.3%
535,538	Endesa SA	11,011,204
966,966	Iberdrola SA	6,558,728
823,572	International Consolidated Airlines Group SA	6,439,270
627,570	Repsol SA	8,059,178

	Total Spain	32,068,380

	Sweden — 1.1%
972,103	Ericsson LM – B Shares	7,503,947
36,346	Industrivarden AB – C Shares	614,753
2,073	L E Lundbergforetagen AB – B Shares	119,643
358,347	Sandvik AB	3,503,535
34,711	Svenska Cellulosa AB SCA – Class B	1,112,311
8,119	Swedish Match AB	277,194
123,046	Volvo AB – Class B	1,370,453

	Total Sweden	14,501,836

	Switzerland — 5.2%
101,665	Adecco Group AG (Registered)	6,164,128
7,196	Baloise Holding AG (Registered)	889,059
438	dorma & kaba Holding AG – Class B (Registered)	287,888
4,604	EMS-Chemie Holding AG (Registered)	2,281,978

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	Switzerland — continued
233	Forbo Holdings AG (Registered) *	288,135
550	Givaudan SA (Registered)	1,054,345
458	Helvetia Holding AG (Registered)	246,818
27,259	Kuehne & Nagel International AG (Registered)	3,834,891
19,741	LafargeHolcim Ltd (Registered) *	888,629
27,719	Nestle SA (Registered)	2,048,425
22,016	Roche Holding AG	5,782,636
144	SGS SA (Registered)	307,461
189	Sika AG	817,819
11,408	Swatch Group AG (The)	3,355,987
304	Swatch Group AG (The) (Registered)	17,642
17,358	Swiss Life Holding AG (Registered) *	4,498,033
355,499	Swiss Re AG	31,945,349
54,655	UBS Group AG (Registered)	844,375
23,255	Zurich Insurance Group AG *	5,628,220

	Total Switzerland	71,181,818

	United Kingdom — 16.4%
57,479	3i Group Plc	466,913
765,636	AstraZeneca Plc	44,683,850
35,683	Barratt Developments Plc	305,184
26,037	Bellway Plc	1,029,566
117,543	Berkeley Group Holdings Plc	5,566,292
29,607	Bovis Homes Group Plc	432,751
380,042	British American Tobacco Plc	23,118,825
28,710	British Land Co Plc (The) (REIT)	307,421
36,692	BT Group Plc	234,676
95,649	Carillion Plc	384,451
3,599,839	Centrica Plc	10,613,464
239,486	Compass Group Plc	4,458,939
28,169	Crest Nicholson Holdings Plc	239,621
383,277	Direct Line Insurance Group Plc	2,077,878
91,348	DS Smith Plc	514,435
11,671	easyJet Plc	258,893
11,542	Galliford Try Plc	231,753
1,211,807	GlaxoSmithKline Plc	25,325,355
7,686	Hammerson Plc (REIT)	64,431
478,453	Henderson Group Plc	1,855,748
768,824	Home Retail Group Plc	1,838,406
373,094	HSBC Holdings Plc	2,411,480
35,089	IG Group Holdings Plc	406,030
148,738	Imperial Brands Plc	8,089,056
140,322	Inchcape Plc	1,382,377
109,570	Indivior Plc	272,670
36,079	Intermediate Capital Group Plc	349,032
760,051	J Sainsbury Plc	2,954,939
55,941	Jupiter Fund Management Plc	358,075
2,069,413	Kingfisher Plc	10,984,327
1,063,231	Legal & General Group Plc	3,679,783
167,358	Marks & Spencer Group Plc	920,277
99,133	Mondi Plc	1,927,383

Shares / Par Value		Description	Value ($)
		United Kingdom — continued
	241,767	Persimmon Plc	7,355,070
	11,953	Playtech Plc	147,088
	225,959	Reckitt Benckiser Group Plc	22,496,325
	31,835	Redrow Plc	193,697
	796,313	Royal Mail Plc	6,233,792
	551,304	Sage Group Plc (The)	4,888,819
	98,720	WH Smith Plc	2,501,503
	1,113,134	Wm Morrison Supermarkets Plc	3,191,452
	3,478	Wolseley Plc	203,652
	851,422	WPP Plc	19,635,388

		Total United Kingdom	224,591,067

		TOTAL COMMON STOCKS (COST $1,385,466,280)	1,328,654,971

		PREFERRED STOCKS — 0.6%

		Germany — 0.6%
	2,888	Jungheinrich AG	275,298
	156,908	Porsche Automobil Holding SE *	8,648,210

		Total Germany	8,923,508

		TOTAL PREFERRED STOCKS (COST $12,808,705)	8,923,508

		MUTUAL FUNDS — 2.0%

		United States — 2.0%
		Affiliated Issuers
	1,079,416	GMO U.S. Treasury Fund	26,985,390

		TOTAL MUTUAL FUNDS (COST $26,991,384)	26,985,390

		SHORT-TERM INVESTMENTS — 0.3%

		Time Deposits — 0.3%
GBP	234,903	Australia and New Zealand Banking Group Ltd. (Melbourne) Time Deposit, 0.10%, due 06/01/16	340,222
JPY	5,335,141	Bank of Tokyo-Mitsubishi (Tokyo) Time Deposit, (0.36)%, due 06/01/16	48,180
CAD	2,203	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 06/01/16	1,680
EUR	459,432	DnB Nor Bank (Oslo) Time Deposit, (0.55)%, due 06/01/16	511,187
NOK	1,046,421	Nordea Bank Norge ASA (Oslo) Time Deposit, 0.03%, due 06/01/16	125,086

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Par Value		Description	Value ($)
		Time Deposits — continued
USD	3,500,312	Sumitomo (Tokyo) Time Deposit, 0.15%, due 06/01/16	3,500,312

		Total Time Deposits	4,526,667

		TOTAL SHORT-TERM INVESTMENTS (COST $4,526,667)	4,526,667

		TOTAL INVESTMENTS — 99.7% (Cost $1,429,793,036)	1,369,090,536
		Other Assets and Liabilities (net) — 0.3%	3,908,744

		TOTAL NET ASSETS — 100.0%	$1,372,999,280

Notes to Schedule of Investments:

ADR - American Depositary Receipt

CVA - Certificaaten van aandelen (Share Certificates)

REIT - Real Estate Investment Trust

*	Non-income producing security.

(a)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees.

Currency Abbreviations:

CAD - Canadian Dollar

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

USD - United States Dollar

GMO Quality Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 98.6%

	Capital Goods — 6.8%
1,243,989	3M Co.	209,388,228
1,418,231	Emerson Electric Co.	73,776,377
424,600	Honeywell International, Inc.	48,332,218
835,602	Illinois Tool Works, Inc.	88,598,880
255,971	Rockwell Automation, Inc.	29,705,435
422,100	United Technologies Corp.	42,454,818
99,400	WW Grainger, Inc.	22,697,990

	Total Capital Goods	514,953,946

	Consumer Durables & Apparel — 1.9%
286,569	Burberry Group Plc	4,449,863
177,561	LVMH Moet Hennessy Louis Vuitton SE	28,426,009
1,019,482	NIKE, Inc. – Class B	56,295,796
39,375	Swatch Group AG (The)	11,583,266
666,500	VF Corp.	41,536,280

	Total Consumer Durables & Apparel	142,291,214

	Consumer Services — 2.1%
3,764,289	Compass Group Plc	70,086,419
724,600	McDonald’s Corp.	88,444,676

	Total Consumer Services	158,531,095

	Diversified Financials — 2.9%
3,387,000	American Express Co.	222,729,120

	Energy — 1.0%
964,540	Schlumberger Ltd.	73,594,402

	Food & Staples Retailing — 2.2%
400,700	Costco Wholesale Corp.	59,612,139
633,000	CVS Health Corp.	61,052,850
592,852	Wal-Mart Stores, Inc.	41,962,065

	Total Food & Staples Retailing	162,627,054

	Food, Beverage & Tobacco — 13.7%
3,366,694	British American Tobacco Plc	204,803,539
6,395,500	Coca-Cola Co. (The)	285,239,300
2,152,320	Nestle SA (Registered)	159,055,634
937,311	PepsiCo, Inc.	94,827,754
2,971,817	Philip Morris International, Inc.	293,258,901

	Total Food, Beverage & Tobacco	1,037,185,128

	Health Care Equipment & Services — 11.3%
2,312,805	Abbott Laboratories	91,656,462
198,300	Anthem, Inc.	26,207,328
403,900	Becton Dickinson and Co.	67,229,155
661,082	Express Scripts Holding Co. *	49,944,745
301,500	Humana, Inc.	52,011,765
50,700	Intuitive Surgical, Inc. *	32,179,797
2,269,756	Medtronic Plc	182,669,963

Shares	Description	Value ($)
	Health Care Equipment & Services — continued
740,500	Stryker Corp.	82,313,980
521,000	St Jude Medical, Inc.	40,825,560
1,441,933	UnitedHealth Group, Inc.	192,743,184
308,667	Zimmer Biomet Holdings, Inc.	37,691,328

	Total Health Care Equipment & Services	855,473,267

	Household & Personal Products — 12.8%
268,253	Church & Dwight Co., Inc.	26,417,555
1,463,299	Colgate-Palmolive Co.	103,030,882
4,609,601	Procter & Gamble Co. (The)	373,562,065
1,542,311	Reckitt Benckiser Group Plc	153,551,409
3,419,154	Unilever NV CVA	153,519,100
3,462,887	Unilever Plc	157,733,392

	Total Household & Personal Products	967,814,403

	Materials — 2.2%
1,475,614	Monsanto Co.	165,962,307

	Pharmaceuticals, Biotechnology & Life Sciences — 7.1%
547,400	Eli Lilly & Co.	41,071,422
3,592,943	Johnson & Johnson	404,888,747
437,706	Novartis AG (Registered)	34,785,573
1,546,800	Pfizer, Inc.	53,673,960

	Total Pharmaceuticals, Biotechnology & Life Sciences	534,419,702

	Retailing — 0.7%
232,000	Genuine Parts Co.	22,485,440
416,778	TJX Cos, Inc. (The)	31,725,141

	Total Retailing	54,210,581

	Semiconductors & Semiconductor Equipment — 3.2%
614,765	Analog Devices, Inc.	35,963,752
3,719,089	QUALCOMM, Inc.	204,252,368

	Total Semiconductors & Semiconductor Equipment	240,216,120

	Software & Services — 20.4%
1,081,004	Accenture Plc – Class A	128,607,046
354,364	Alphabet, Inc. – Class A *	265,365,481
172,087	Alphabet, Inc. – Class C *	126,607,848
999,400	Cognizant Technology Solutions Corp. – Class A *	61,403,136
391,900	Intuit, Inc.	41,800,054
348,300	MasterCard, Inc. – Class A	33,401,970
7,751,850	Microsoft Corp.	410,848,050
9,129,057	Oracle Corp.	366,988,091
538,500	Paychex, Inc.	29,197,470
361,120	SAP SE	29,246,984
1,544,500	Teradata Corp. *	43,771,130

	Total Software & Services	1,537,237,260

GMO Quality Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	Technology Hardware & Equipment — 9.1%
415,700	Amphenol Corp. – Class A	24,409,904
2,489,289	Apple, Inc.	248,580,399
11,234,198	Cisco Systems, Inc.	326,353,452
3,094,900	EMC Corp.	86,502,455

	Total Technology Hardware & Equipment	685,846,210

	Telecommunication Services — 1.2%
3,491,399	NTT DOCOMO, Inc.	87,227,612

	TOTAL COMMON STOCKS (COST $6,439,165,738)	7,440,319,421

	MUTUAL FUNDS — 1.1%

	Affiliated Issuers — 1.1%
3,300,524	GMO U.S. Treasury Fund	82,513,088

	TOTAL MUTUAL FUNDS (COST $82,525,359)	82,513,088

	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%
5,933,629	State Street Institutional Treasury Money Market Fund-Premier Class, 0.18% (a)	5,933,629

	TOTAL SHORT-TERM INVESTMENTS (COST $5,933,629)	5,933,629

	TOTAL INVESTMENTS — 99.8% (Cost $6,527,624,726)	7,528,766,138
	Other Assets and Liabilities (net) — 0.2%	14,035,698

	TOTAL NET ASSETS — 100.0%	$7,542,801,836

Notes to Schedule of Investments:

CVA - Certificaaten van aandelen (Share Certificates)

*	Non-income producing security.

(a)	The rate disclosed is the 7 day net yield as of May 31, 2016.

Country Summary*	% of Investments
United States	85.4%
United Kingdom	7.9
Switzerland	2.7
Netherlands	2.0
Japan	1.2
Other Developed**	0.8

100.0%

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.
**	“Other Developed” is comprised of developed countries that each represent less than 1.0% of Investments.

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 90.8%

	Argentina — 1.6%
245,800	Adecoagro SA *	2,797,204

	Australia — 0.9%
674,058	Beach Energy Ltd	328,950
162,324	Sandfire Resources NL	651,403
1,860	Woodside Petroleum Ltd	36,698
105,293	WorleyParsons Ltd	501,351

	Total Australia	1,518,402

	Austria — 0.9%
56,242	OMV AG	1,561,880

	Brazil — 1.4%
35,800	Cosan SA Industria e Comercio	325,247
30,200	Sao Martinho SA	449,791
94,300	SLC Agricola SA	390,394
296,300	Vale SA	1,165,980

	Total Brazil	2,331,412

	Canada — 3.8%
8,351	Agrium Inc	753,682
37,700	Ensign Energy Services Inc	206,418
342,334	First Quantum Minerals Ltd	2,245,070
347,298	Teck Resources Ltd – Class B	3,339,633

	Total Canada	6,544,803

	Chile — 0.0%
15,352	Endesa Americas SA	6,419

	China — 0.5%
3,610,000	Century Sunshine Group Holdings Ltd	153,234
942,000	China Oilfield Services Ltd – Class H	708,275

	Total China	861,509

	Colombia — 0.2%
836,561	Ecopetrol SA	362,663

	Czech Republic — 1.2%
115,024	CEZ AS	2,083,924

	France — 2.8%
112,410	Electricite de France SA	1,497,838
5,480	Technip SA	300,324
61,544	TOTAL SA	2,984,846

	Total France	4,783,008

	Germany — 1.7%
7,010	Aurubis AG	366,425
102,573	K+S AG (Registered)	2,531,428

	Total Germany	2,897,853

Shares	Description	Value ($)
	Greece — 0.1%
36,954	Mytilineos Holdings SA *	173,232

	Hungary — 0.6%
19,149	MOL Hungarian Oil & Gas Plc	1,053,228

	India — 0.6%
189,539	Cairn India Ltd	407,234
188,928	Oil & Natural Gas Corp Ltd	590,437

	Total India	997,671

	Indonesia — 0.0%
29,250,000	Energi Mega Persada Tbk PT *	42,822

	Israel — 0.9%
359,528	Israel Chemicals Ltd	1,473,904

	Italy — 1.2%
262,634	CNH Industrial NV	1,853,885
14,506	Eni SPA	221,231
48,413	Saipem SPA *	19,811

	Total Italy	2,094,927

	Japan — 2.5%
23,600	Asahi Holdings Inc	330,830
56,200	Inpex Corp	458,046
19,900	Japan Petroleum Exploration Co Ltd	440,671
479,000	Mitsubishi Materials Corp	1,372,516
325,000	Mitsui Mining & Smelting Co Ltd	567,856
9,000	Nittetsu Mining Co Ltd	31,909
100,000	Sumitomo Metal Mining Co Ltd	1,024,516

	Total Japan	4,226,344

	Kazakhstan — 0.1%
8,529	KazMunaiGas Exploration Production JSC GDR (Registered) *	64,059

	Netherlands — 0.6%
29,685	Fugro NV CVA *	527,253
44,270	SBM Offshore NV	522,283

	Total Netherlands	1,049,536

	Norway — 9.3%
183,533	Austevoll Seafood ASA	1,549,673
27,550	Bakkafrost P/F	1,067,667
628,398	BW Offshore Ltd	72,474
70,232	Fred Olsen Energy ASA *	269,701
24,860	Leroy Seafood Group ASA	1,268,744
46,093	Ocean Yield ASA	292,722
154,995	Petroleum Geo-Services ASA *	442,443
158,116	Prosafe SE	56,783
135,248	Salmar ASA	4,053,112
159,755	Statoil ASA	2,525,454

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	Norway — continued
84,398	Subsea 7 SA *	744,143
56,319	TGS Nopec Geophysical Co ASA	843,372
75,190	Yara International ASA	2,703,972

	Total Norway	15,890,260

	Poland — 1.3%
148,328	KGHM Polska Miedz SA	2,266,697

	Russia — 13.0%
21,040	Bashneft PAO	931,247
1,148,150	Gazprom Neft PAO	2,726,911
852,271	Gazprom PAO Sponsored ADR	3,713,313
151,601	Lukoil PJSC Sponsored ADR	5,780,153
9,668	Novatek OAO Sponsored GDR (Registered)	966,962
58,446	PhosAgro OAO GDR (Registered)	875,507
218,885	Ros Agro Plc GDR (Registered)	2,887,876
376,252	Rosneft OJSC GDR (Registered)	1,815,399
1,576,309	Surgutneftegas OJSC – Class S	804,665
56,947	Tatneft PAO Sponsored ADR	1,569,495
59,412	TMK OAO GDR (Registered)	166,928

	Total Russia	22,238,456

	Singapore — 1.5%
507,600	Ezion Holdings Ltd *	202,469
2,775,000	Ezra Holdings Ltd *	130,972
452,400	First Resources Ltd	530,792
5,352,100	Golden Agri-Resources Ltd	1,514,527
579,900	Indofood Agri Resources Ltd	208,743

	Total Singapore	2,587,503

	South Africa — 0.7%
110,872	Illovo Sugar Ltd *	173,665
25,648	Sasol Ltd	775,818
41,761	Tongaat Hulett Ltd	297,172

	Total South Africa	1,246,655

	South Korea — 0.3%
16,927	Poongsan Corp	423,512
466	Poongsan Holdings Corp	16,960

	Total South Korea	440,472

	Spain — 1.8%
108,161	Endesa SA	2,223,899
121,686	Iberdrola SA	825,371

	Total Spain	3,049,270

	Sweden — 0.3%
11,991	Boliden AB	212,347
44,594	Tethys Oil AB	324,230

	Total Sweden	536,577

Shares	Description	Value ($)
	Thailand — 1.5%
463,164	PTT Exploration & Production Pcl (Registered)	1,003,275
184,394	PTT Pcl (Foreign Registered)	1,546,801

	Total Thailand	2,550,076

	Turkey — 0.5%
312,378	Gubre Fabrikalari TAS	566,690
579,430	Koza Anadolu Metal Madencilik Isletmeleri AS *	225,550

	Total Turkey	792,240

	Ukraine — 0.7%
84,516	Kernel Holding SA	1,163,909

	United Arab Emirates — 0.1%
1,324,019	Dana Gas *	190,967

	United Kingdom — 26.0%
1,200	Amec Foster Wheeler Plc	7,598
810,047	Anglo American Plc	6,989,300
661,480	BHP Billiton Plc	7,796,076
910,246	BP Plc	4,694,539
714,993	EnQuest Plc *	340,207
2,497,113	Glencore Plc *	4,721,170
20,512	John Wood Group Plc	182,366
79,850	Petrofac Ltd	897,157
329,059	Premier Oil Plc *	342,444
398,672	Rio Tinto Plc	11,110,082
205,325	Royal Dutch Shell Plc A Shares (London)	4,929,507
99,027	Royal Dutch Shell Plc B Shares (London)	2,377,285

	Total United Kingdom	44,387,731

	United States — 12.2%
15,700	Apache Corp.	897,098
39,000	Atwood Oceanics, Inc.	416,130
179,300	Chesapeake Energy Corp.	769,197
15,067	Chevron Corp.	1,521,767
9,600	ConocoPhillips	420,384
332,100	Denbury Resources, Inc.	1,331,721
14,400	Devon Energy Corp.	519,696
23,000	Diamond Offshore Drilling, Inc.	593,860
67,800	Ensco Plc – Class A	670,542
575,344	Freeport-McMoRan, Inc.	6,374,811
21,700	Joy Global, Inc.	369,551
48,104	Mosaic Co. (The)	1,213,664
17,800	Murphy Oil Corp.	550,198
48,300	Nabors Industries Ltd.	454,020
18,300	National Oilwell Varco, Inc.	602,985
14,600	Newfield Exploration Co. *	595,242
70,200	Noble Corp Plc	585,468
44,300	Northern Oil and Gas, Inc. *	193,148
25,500	Oasis Petroleum, Inc. *	256,020

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	United States — continued
104,000	Parker Drilling Co. *	228,800
22,700	Rowan Cos., Plc – Class A	384,311
36,000	SM Energy Co.	1,134,720
14,900	Southwestern Energy Co. *	203,683
28,900	Tidewater Inc.	125,137
23,700	Unit Corp. *	331,089
50,600	W&T Offshore, Inc. *	106,766

	Total United States	20,850,008

	TOTAL COMMON STOCKS (COST $161,016,219)	155,115,621

	PREFERRED STOCKS — 8.2%

	Brazil — 0.8%
431,887	Vale SA	1,343,372

	Chile — 4.9%
78,980	Sociedad Quimica y Minera de Chile SA – Class B	1,724,638
303,578	Sociedad Quimica y Minera de Chile SA Sponsored ADR	6,666,573

	Total Chile	8,391,211

	Russia — 2.5%
22,967	Bashneft PAO – Class S	711,305
4,706,584	Surgutneftegaz OJSC	2,940,697
212,841	Tatneft PAO	552,958

	Total Russia	4,204,960

	TOTAL PREFERRED STOCKS (COST $13,472,279)	13,939,543

	RIGHTS/WARRANTS — 0.0%

	Singapore — 0.0%
101,520	Ezion Holdings Ltd Warrants, Expires 04/24/20 *	11,058

	TOTAL RIGHTS/WARRANTS (COST $0)	11,058

	MUTUAL FUNDS — 0.1%

	United States — 0.1%
	Affiliated Issuers
8,000	GMO U.S. Treasury Fund	200,000

	TOTAL MUTUAL FUNDS (COST $200,000)	200,000

	Par Value	Description	Value ($)
		SHORT-TERM INVESTMENTS — 0.6%

		Time Deposits — 0.6%
USD	102,498	Bank of Tokyo-Mitsubishi (Tokyo) Time Deposit, 0.15%, due 06/01/16	102,498
AUD	1,775	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.96%, due 06/01/16	1,283
CAD	2,910	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 06/01/16	2,219
NOK	48,365	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.03%, due 06/01/16	5,782
SEK	71,030	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.78)%, due 06/01/16	8,515
SGD	8,555	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 06/01/16	6,212
USD	864,869	Citibank (New York) Time Deposit, 0.15%, due 06/01/16	864,869
EUR	45,708	Sumitomo (Tokyo) Time Deposit, (0.55)%, due 06/01/16	50,857
GBP	26,925	Sumitomo (Tokyo) Time Deposit, 0.10%, due 06/01/16	38,996

		Total Time Deposits	1,081,231

		TOTAL SHORT-TERM INVESTMENTS (COST $1,081,231)	1,081,231

		TOTAL INVESTMENTS — 99.7% (Cost $175,769,729)	170,347,453
		Other Assets and Liabilities (net) — 0.3%	577,120

		TOTAL NET ASSETS — 100.0%	$170,924,573

Notes to Schedule of Investments:

ADR - American Depositary Receipt

CVA - Certificaaten van aandelen (Share Certificates)

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

JSC - Joint-Stock Company

OJSC - Open Joint-Stock Company

PJSC - Private Joint-Stock Company

*	Non-income producing security.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

EUR - Euro

GBP - British Pound

NOK - Norwegian Krone

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

GMO Risk Premium Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Par Value	Description	Value ($)
	SHORT-TERM INVESTMENTS — 96.2%

	U.S. Government — 95.7%
40,500,000	U.S. Treasury Bill, 0.18%, due 06/23/16 (a)	40,495,423
45,000,000	U.S. Treasury Bill, 0.22%, due 07/14/16 (a) (b)	44,988,345
30,000,000	U.S. Treasury Bill, 0.29%, due 08/25/16 (a) (b)	29,979,390
50,000,000	U.S. Treasury Bill, 0.32%, due 09/15/16 (a) (b)	49,952,750
24,000,000	U.S. Treasury Bill, 0.43%, due 10/20/16 (a) (b)	23,960,208
25,000,000	U.S. Treasury Bill, 0.57%, due 03/02/17 (a) (b)	24,892,475

	TOTAL U.S. GOVERNMENT (COST $214,212,459)	214,268,591

Shares	Description	Value ($)
	Money Market Funds — 0.5%
1,184,479	State Street Institutional Treasury Money Market Fund-Premier Class, 0.18% (c)	1,184,479

	TOTAL SHORT-TERM INVESTMENTS (COST $215,396,938)	215,453,070

	TOTAL INVESTMENTS — 96.2% (Cost $215,396,938)	215,453,070
	Other Assets and Liabilities (net) — 3.8%	8,460,612

	TOTAL NET ASSETS — 100.0%	$223,913,682

A summary of outstanding financial instruments at May 31, 2016 is as follows:

Written Options

Index Options

Number of Contracts		Expiration Date	Description	Premiums	Value
Put	4,525	06/17/2016	Euro STOXX 50, Strike 2,950	$3,934,930	$(824,270)
Put	360	06/17/2016	S&P 500 Index, Strike 2,040	939,283	(234,360)

				$4,874,213	$(1,058,630)

As of May 31, 2016, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

(a)	The rate shown represents yield-to-maturity.

(b)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(c)	The rate disclosed is the 7 day net yield as of May 31, 2016.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.9%

	Australia — 4.3%
20,206	Adelaide Brighton Ltd	82,812
9,405	Asciano Ltd	60,438
1,751	ASX Ltd	56,273
17,682	Australia & New Zealand Banking Group Ltd	324,664
6,478	Bank of Queensland Ltd	54,325
8,295	Bendigo & Adelaide Bank Ltd	61,219
127,122	BlueScope Steel Ltd	573,655
5,751	BT Investment Management Ltd	41,593
14,851	BWP Trust (REIT)	38,806
6,414	Caltex Australia Ltd	151,331
12,692	Challenger Ltd	87,558
6,452	CIMIC Group Ltd	174,054
13,464	Commonwealth Bank of Australia	751,630
7,989	CSL Ltd	667,854
34,056	CSR Ltd	88,145
43,033	Dexus Property Group (REIT)	268,825
1,817	Flight Centre Travel Group Ltd	41,454
21,637	Genworth Mortgage Insurance Australia Ltd *	41,910
13,598	Goodman Group (REIT)	69,779
82,193	GPT Group (The) (REIT)	319,147
56,225	Incitec Pivot Ltd	139,811
30,400	Investa Office Fund (REIT)	93,260
5,442	IOOF Holdings Ltd	32,383
15,768	LendLease Group	152,747
15,231	Macquarie Group Ltd	822,079
1,877	Magellan Financial Group Ltd	33,395
234,334	Mirvac Group (REIT)	328,879
9,782	National Australia Bank Ltd	191,375
53,267	Orora Ltd	105,967
33,112	OZ Minerals Ltd	130,546
1,083	Perpetual Ltd	34,037
5,140	Platinum Asset Management Ltd	24,402
31,324	Primary Health Care Ltd	87,640
2,866	Rio Tinto Ltd	92,709
174,291	Scentre Group (REIT)	586,249
4,471	Sims Metal Management Ltd	26,350
18,435	Sonic Healthcare Ltd	285,168
121,318	South32 Ltd *	136,417
64,473	Spotless Group Holdings Ltd	54,031
10,050	Star Entertainment Grp Ltd (The)	40,957
56,687	Stockland (REIT)	185,371
79,958	Telstra Corp Ltd	322,669
60,546	Vicinity Centres (REIT)	142,445
12,283	Wesfarmers Ltd	360,169
56,554	Westfield Corp (REIT)	437,535
14,433	Westpac Banking Corp	319,142
13,451	Woodside Petroleum Ltd	265,391
9,514	WorleyParsons Ltd	45,301

	Total Australia	9,431,897

Shares	Description	Value ($)
	Austria — 0.4%
88,088	Immofinanz AG (Entitlement Shares) * (a)	—
4,544	OMV AG	126,190
3,383	Raiffeisen Bank International AG *	45,235
20,331	voestalpine AG	696,003

	Total Austria	867,428

	Belgium — 1.2%
12,445	Ageas	502,748
15,515	Delhaize Group	1,626,016
1,209	Groupe Bruxelles Lambert SA	102,748
3,383	KBC Groep NV *	200,103
2,595	Proximus SADP	84,291

	Total Belgium	2,515,906

	Brazil — 0.2%
8,400	Ambev SA	44,422
2,090	Banco Bradesco SA	14,176
3,500	Banco do Brasil SA	15,952
4,900	BB Seguridade Participacoes SA	36,964
7,100	BM&FBovespa SA – Bolsa de Valores Mercadorias e Futuros	31,280
1,700	CETIP SA – Mercados Organizados	19,989
5,400	Grendene SA	24,717
18,900	JBS SA	52,302
5,000	Kroton Educacional SA	15,331
10,400	MRV Engenharia e Participacoes SA	28,377
3,900	Sul America SA	16,167
6,200	Transmissora Alianca de Energia Eletrica SA	32,342

	Total Brazil	332,019

	Canada — 6.7%
16,000	Air Canada *	117,497
19,700	Alimentation Couche-Tard Inc – Class B	866,809
700	Allied Properties Real Estate Investment Trust	19,372
9,900	BCE Inc	456,366
24,300	BlackBerry Ltd *	176,781
700	Boardwalk Real Estate Investment Trust	28,350
11,900	Brookfield Asset Management Inc – Class A	417,614
1,200	Canadian Apartment Properties (REIT)	27,791
14,500	Canadian National Railway Co	859,706
600	Canadian Real Estate Investment Trust	20,901
3,300	Canadian Tire Corp Ltd – Class A	360,361
1,700	CCL Industries Inc – Class B	302,600
6,000	Celestica Inc *	63,782
8,000	Centerra Gold Inc	41,850
14,600	CGI Group Inc – Class A *	682,821
23,800	CI Financial Corp	520,883
1,200	Cogeco Communications Inc	62,802
400	Colliers International Group Inc	15,636
1,900	Cominar Real Estate Investment Trust	24,704
400	Constellation Software Inc	162,581

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	Canada — continued
3,300	Corus Entertainment Inc – B Shares	31,657
1,500	Dream Office Real Estate Investment Trust	21,596
8,800	Element Financial Corp	103,210
1,200	Emera Inc	42,286
200	Fairfax Financial Holdings Ltd	102,775
6,000	Finning International Inc	101,071
21,400	Great-West Lifeco Inc	576,716
3,200	H&R Real Estate Investment Trust	51,782
41,700	IAMGOLD Corp *	135,783
1,200	IGM Financial Inc	35,139
4,700	Industrial Alliance Insurance & Financial Services Inc	152,646
3,500	Intact Financial Corp	244,748
2,900	Labrador Iron Ore Royalty Corp	26,095
2,300	Linamar Corp	96,185
16,900	Lundin Mining Corp *	56,061
13,000	Magna International Inc	527,891
74,000	Manulife Financial Corp	1,101,521
13,700	Metro Inc	464,171
500	Onex Corp	30,358
1,800	Open Text Corp	105,446
29,300	Power Corp of Canada	660,917
7,000	Power Financial Corp	169,428
3,200	RioCan Real Estate Investment Trust	66,936
3,100	Rogers Communications Inc – Class B	118,199
3,900	Russel Metals Inc	68,938
1,000	Smart Real Estate Investment Trust	26,309
65,200	Suncor Energy Inc	1,800,849
57,600	Sun Life Financial Inc	1,995,037
3,300	TELUS Corp	104,610
3,400	Toromont Industries Ltd	95,491
3,600	Transcontinental Inc – Class A	53,615
1,800	Tricon Capital Group Inc	11,736
3,400	Westshore Terminals Investment Corp	47,318

	Total Canada	14,455,727

	China — 1.6%
1,500	AAC Technologies Holdings Inc	12,133
30,000	Air China Ltd – Class H	19,667
24,500	Anhui Conch Cement Co Ltd – Class H	59,212
18,000	Anhui Expressway Co Ltd – Class H	13,613
12,000	ANTA Sports Products Ltd	26,135
54,000	Beijing Capital International Airport Co Ltd – Class H	58,201
115,000	Belle International Holdings Ltd	68,159
104,000	China BlueChemical Ltd – Class H	23,276
106,000	China Communications Services Corp Ltd – Class H	50,035
34,000	China Lilang Ltd	19,869
50,000	China Machinery Engineering Corp – Class H	32,134
13,000	China Mengniu Dairy Co Ltd	21,687
4,000	China Merchants Holdings International Co Ltd	11,454

Shares	Description	Value ($)
	China — continued
62,500	China Mobile Ltd	712,461
106,000	China National Building Material Co Ltd – Class H	48,051
26,000	China Oilfield Services Ltd – Class H	19,549
256,000	China Petroleum & Chemical Corp – Class H	173,393
68,000	China Power International Development Ltd	28,632
14,000	China Railway Construction Corp Ltd – Class H	17,502
90,000	China Resources Cement Holdings Ltd	29,352
14,000	China Resources Land Ltd	33,391
50,000	China Resources Power Holdings Co Ltd	78,780
62,000	China Southern Airlines Co Ltd – Class H	36,379
258,000	China Telecom Corp Ltd – Class H	119,820
118,000	China Travel International Investment Hong Kong Ltd	34,920
67,500	China ZhengTong Auto Services Holdings Ltd	24,525
180,000	CNOOC Ltd	214,079
122,000	Datang International Power Generation Co Ltd – Class H	32,493
31,000	Digital China Holdings Ltd	25,533
48,000	Dongfeng Motor Group Co Ltd – Class H	53,350
17,000	Fosun International Ltd	24,258
75,000	Geely Automobile Holdings Ltd	39,510
220,000	GOME Electrical Appliances Holding Ltd	26,365
60,000	Guangdong Investment Ltd	84,601
7,200	Guangzhou R&F Properties Co Ltd – Class H	9,571
21,000	Haitian International Holdings Ltd	33,561
44,000	Harbin Electric Co Ltd – Class H	16,203
152,000	Hengdeli Holdings Ltd *	13,518
119,000	Huabao International Holdings Ltd *	46,070
58,000	Huadian Power International Corp Ltd – Class H *	30,638
56,000	Huaneng Power International Inc – Class H	38,140
42,000	Jiangsu Expressway Co Ltd – Class H	57,675
28,000	Ju Teng International Holdings Ltd	12,186
36,000	Kingboard Chemical Holdings Ltd	73,890
67,500	Kingboard Laminates Holdings Ltd	35,513
12,000	Kunlun Energy Co Ltd	9,771
67,000	Lee & Man Paper Manufacturing Ltd	44,596
42,000	Lenovo Group Ltd	25,713
10,000	Minth Group Ltd	29,346
34,000	PICC Property & Casualty Co Ltd – Class H	62,039
174,000	Pou Sheng International Holdings Ltd *	48,632
66,000	Qingling Motors Co Ltd – Class H	21,656
16,000	Shanghai Industrial Holdings Ltd	36,063
20,900	Shanghai Pharmaceuticals Holding Co Ltd – Class H	45,163
58,000	Shenzhen Expressway Co Ltd – Class H	50,004
35,000	Shenzhen International Holdings Ltd	53,145
6,000	Shenzhou International Group Holdings Ltd	30,171
7,500	Shimao Property Holdings Ltd	9,472
34,000	Sino Biopharmaceutical Ltd	23,047

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	China — continued
63,500	Sinopec Engineering Group Co Ltd – Class H	55,615
118,000	Skyworth Digital Holdings Ltd	71,301
36,500	Texhong Textile Group Ltd	36,425
108,000	Tianjin Port Development Holdings Ltd	15,564
26,000	Tianneng Power International Ltd	19,378
34,000	TravelSky Technology Ltd – Class H	64,345
172,000	West China Cement Ltd	36,086
35,000	Xinhua Winshare Publishing and Media Co Ltd – Class H *	33,939
38,000	Yuexiu Transport Infrastructure Ltd	24,513
56,000	Zhejiang Expressway Co Ltd – Class H	52,519
2,500	Zhuzhou CRRC Times Electric Co Ltd	13,938

	Total China	3,551,925

	Czech Republic — 0.0%
1,265	CEZ AS	22,919
1,235	Komercni banka as	48,496

	Total Czech Republic	71,415

	Denmark — 0.7%
620	AP Moeller – Maersk A/S – Class B	797,268
13,436	Novo Nordisk A/S – Class B	751,927

	Total Denmark	1,549,195

	Finland — 1.6%
2,834	Amer Sports Oyj	84,484
12,209	Fortum Oyj	183,079
4,621	Neste Oyj	155,607
5,658	Nokian Renkaat Oyj	199,801
293,868	Nokia Oyj *	1,679,754
11,132	Sampo Oyj – A Shares	495,599
5,629	Sponda Oyj	23,833
30,173	UPM-Kymmene Oyj	580,560

	Total Finland	3,402,717

	France — 10.1%
84,649	Air France-KLM *	682,596
1,727	Atos SE	159,685
125,278	AXA SA	3,147,928
23,361	BNP Paribas SA *	1,294,594
27,924	Bouygues SA	908,531
6,735	Capgemini SA	642,351
18,747	Carrefour SA	508,105
813	Christian Dior SE	132,675
6,328	Cie de Saint-Gobain	282,733
8,565	Cie Generale des Etablissements Michelin	870,988
53,257	Engie SA	821,010
16,002	Gdf Suez – VVPR Strip * (a)	—
1,248	Faurecia	49,659
447	Fonciere Des Regions (REIT)	39,954
768	Gecina SA (REIT)	108,318

Shares	Description	Value ($)
	France — continued
1,013	IPSOS	31,865
3,790	LVMH Moet Hennessy Louis Vuitton SE	606,747
1,537	M6-Metropole Television	28,220
862	Nexity SA *	46,445
50,689	Orange SA	881,999
56,318	Peugeot SA *	887,136
1,173	Plastic Omnium SA	39,139
4,486	Renault SA	421,079
13,967	Sanofi	1,147,980
14,165	Schneider Electric SE	915,731
477	SEB SA	58,676
20,912	Societe Generale SA	862,916
110,551	TOTAL SA	5,361,655
458	Valeo SA	69,175
15,175	Veolia Environnement SA	340,862
32,057	Vivendi SA	635,009

	Total France	21,983,761

	Germany — 9.9%
27,108	Allianz SE (Registered)	4,427,432
1,180	Axel Springer SE	67,153
19,740	BASF SE	1,526,239
18,075	Bayerische Motoren Werke AG	1,527,373
3,578	Continental AG	768,262
65,952	Daimler AG (Registered)	4,508,568
741	Deutsche EuroShop AG	33,958
20,652	Deutsche Lufthansa AG (Registered)	289,624
12,497	Deutsche Post AG (Registered)	364,766
60,231	Deutsche Telekom AG (Registered)	1,070,643
10,301	Duerr AG	800,480
1,260	ElringKlinger AG	28,619
689	Fielmann AG	50,236
9,412	Freenet AG	259,629
4,948	Fresenius SE & Co KGaA	373,721
595	Grammer AG	24,611
5,257	Hannover Rueck SE	592,552
3,185	HeidelbergCement AG	272,683
25,697	Infineon Technologies AG	384,793
18,519	K+S AG (Registered)	457,036
5,987	Leoni AG	199,816
12,672	METRO AG	416,807
6,921	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	1,301,171
7,644	ProSiebenSat.1 Media SE *	384,571
853	RTL Group	76,562
8,831	Siemens AG (Registered)	951,329
1,588	Volkswagen AG *	245,759

	Total Germany	21,404,394

	Hong Kong — 2.8%
12,238	Bank of East Asia Ltd (The)	45,593
236,000	BOC Hong Kong Holdings Ltd	726,629

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	Hong Kong — continued
111,000	CK Hutchison Holdings Ltd	1,285,515
21,600	Dah Sing Banking Group Ltd	38,048
46,000	First Pacific Co Ltd	30,160
101,000	Guotai Junan International Holdings Ltd	32,439
68,000	Haitong International Securities Group Ltd	39,685
28,000	Hang Lung Properties Ltd	53,351
8,800	Hang Seng Bank Ltd	156,003
16,000	Henderson Land Development Co Ltd	96,963
100,600	Hongkong Land Holdings Ltd	607,605
24,000	Hong Kong Exchanges and Clearing Ltd	573,777
12,000	Hysan Development Co Ltd	51,703
29,000	Kerry Properties Ltd	72,374
139,000	Link (REIT)	851,213
61,000	New World Development Co Ltd	57,461
80,000	Sino Land Co Ltd	122,154
52,000	Sun Hung Kai Properties Ltd	610,189
31,500	Swire Pacific Ltd – Class A	339,399
12,800	Swire Properties Ltd	37,043
18,000	Value Partners Group Ltd	17,988
36,000	Wharf Holdings Ltd (The)	194,345
11,000	Wheelock & Co Ltd	49,530

	Total Hong Kong	6,089,167

	Hungary — 0.0%
21,014	Magyar Telekom Telecommunications Plc	33,706
684	MOL Hungarian Oil & Gas Plc	37,621
794	OTP Bank Plc	19,206
526	Richter Gedeon Nyrt	10,547

	Total Hungary	101,080

	India — 0.1%
1,080	Bharat Petroleum Corp Ltd	15,707
12,073	Cairn India Ltd	25,939
8,445	Indiabulls Housing Finance Ltd	90,112
7,150	Power Finance Corp Ltd	17,417
9,039	Rural Electrification Corp Ltd	21,661
5,018	UPL Ltd	44,347

	Total India	215,183

	Ireland — 0.4%
16,417	CRH Plc	499,262
16,028	Smurfit Kappa Group Plc	437,510

	Total Ireland	936,772

	Israel — 1.8%
31,135	Bank Hapoalim BM	160,612
39,519	Bank Leumi Le-Israel BM *	144,902
54,213	Bezeq The Israeli Telecommunication Corp Ltd	104,736
4,700	Check Point Software Technologies Ltd *	399,359
959	Frutarom Industries Ltd	46,685
105	NICE-Systems Ltd	6,734

Shares	Description	Value ($)
	Israel — continued
500	Orbotech Ltd *	13,945
56,430	Teva Pharmaceutical Industries Ltd	2,930,859

	Total Israel	3,807,832

	Italy — 3.6%
376,104	A2A SPA	536,132
20,306	Azimut Holding SPA	446,751
105,112	Banca Mediolanum SPA	881,319
894	Brembo SPA	51,590
3,603	Danieli & C Officine Meccaniche SPA – RSP	50,520
149,366	Enel SPA	677,278
58,921	Eni SPA	898,604
19,186	EXOR SPA	728,248
10,606	Ferrari NV	450,054
65,140	Fiat Chrysler Automobiles NV	465,274
97,913	Leonardo-Finmeccanica SPA *	1,160,481
184,216	Mediaset SPA	822,848
7,185	Rizzoli Corriere Della Sera Mediagroup SPA *	6,098
548,269	Telecom Italia SPA-Di RISP	423,239
75,373	Unipol Gruppo Finanziario SPA	278,401

	Total Italy	7,876,837

	Japan — 22.6%
4,000	77 Bank Ltd (The)	14,016
24,600	Acom Co Ltd *	134,698
10	Advance Residence Investment Corp (REIT)	25,263
2,900	AEON Financial Service Co Ltd	63,608
2,100	Aeon Mall Co Ltd	27,526
52,700	Aiful Corp *	177,463
9,600	Alps Electric Co Ltd	191,759
28,000	Aozora Bank Ltd	94,745
4,800	Asahi Group Holdings Ltd	162,675
7,900	Asatsu-DK Inc	196,476
3,000	Bank of Kyoto Ltd (The)	19,657
11,200	Bridgestone Corp	383,323
60,500	Canon Inc	1,746,331
5,600	Central Japan Railway Co	985,339
5,000	Chiba Bank Ltd (The)	26,049
1,300	Chugoku Bank Ltd (The)	14,668
8,000	Concordia Financial Group Ltd *	37,300
3,400	Credit Saison Co Ltd	64,351
9,700	Daicel Corp	120,296
13,300	Daiichi Sankyo Co Ltd	307,318
11,000	Daikyo Inc	16,787
10,200	Daito Trust Construction Co Ltd	1,477,870
10,300	Daiwa House Industry Co Ltd	297,018
25,000	Daiwa Securities Group Inc	144,683
3,000	Dentsu Inc	150,679
5,400	East Japan Railway Co	489,928
35,000	Fuji Heavy Industries Ltd	1,296,281
32,600	FUJIFILM Holdings Corp	1,314,026

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
12,000	Fukuoka Financial Group Inc	43,443
27	GLP J (REIT)	30,992
4,000	Gunma Bank Ltd (The)	15,917
3,000	Hachijuni Bank Ltd (The)	13,179
42,000	Hanwa Co Ltd	218,515
47,000	Haseko Corp	512,757
4,000	Hiroshima Bank Ltd (The)	14,976
1,200	Hitachi Capital Corp	26,704
15,000	Hokuhoku Financial Group Inc	18,274
4,400	Hoya Corp	154,015
5,800	Hulic Co Ltd	57,114
4,400	Idemitsu Kosan Co Ltd	87,461
37	Invincible Investment Corp (REIT)	25,398
186,400	ITOCHU Corp	2,321,693
1,500	Iyo Bank Ltd (The)	9,912
1,100	Jafco Co Ltd	32,636
6,700	Japan Airlines Co Ltd	228,685
6,400	Japan Exchange Group Inc	86,365
31	Japan Hotel REIT Investment Corp	26,863
6	Japan Prime Realty Investment Corp (REIT)	25,634
14	Japan Real Estate Investment Corp	81,823
26	Japan Retail Fund Investment Corp (REIT)	60,334
54,900	Japan Tobacco Inc	2,165,015
32,900	JFE Holdings Inc	438,513
6,000	Joyo Bank Ltd (The)	22,043
20,520	K’s Holdings Corp	323,783
11,000	Kao Corp	601,569
72,300	KDDI Corp	2,097,473
27,800	Kenedix Inc	108,887
3	Kenedix Office Investment Corp (REIT)	17,025
12,800	Konica Minolta Inc	109,624
11,300	Kubota Corp	164,475
9,200	Kuraray Co Ltd	121,393
1,900	Lawson Inc	149,649
97,800	Leopalace21 Corp	612,694
137,300	Marubeni Corp	655,669
3,600	Matsui Securities Co Ltd	32,271
10,200	Mazda Motor Corp	173,141
29,300	Medipal Holdings Corp	505,414
89,500	Mitsubishi Chemical Holdings Corp	452,314
82,700	Mitsubishi Corp	1,456,930
36,000	Mitsubishi Electric Corp	430,910
18,000	Mitsubishi Estate Co Ltd	344,779
42,000	Mitsubishi Materials Corp	120,346
539,300	Mitsubishi UFJ Financial Group Inc	2,664,424
5,600	Mitsubishi UFJ Lease & Finance Co Ltd	23,923
69,000	Mitsui & Co Ltd	826,513
27,000	Mitsui Chemicals Inc	100,721
15,000	Mitsui Fudosan Co Ltd	365,332
120,000	Mitsui OSK Lines Ltd	270,975
743,600	Mizuho Financial Group Inc	1,162,703
6,200	Monex Group Inc	16,177

Shares	Description	Value ($)
	Japan — continued
13,500	Nagase & Co Ltd	152,625
6,100	Nexon Co Ltd	99,710
11	Nippon Building Fund Inc (REIT)	65,268
68,800	Nippon Telegraph & Telephone Corp	3,011,043
8,000	Nishi-Nippon City Bank Ltd (The)	15,055
5,100	Nissan Chemical Industries Ltd	149,033
109,900	Nissan Motor Co Ltd	1,103,802
3,700	Nitto Denko Corp	242,433
3,600	Nomura Real Estate Holdings Inc	64,241
46	Nomura Real Estate Master Fund Inc (REIT)	72,499
57,100	Nomura Holdings Inc	245,040
67,400	NTT DOCOMO Inc	1,683,894
3,200	NTT Urban Development Corp	31,820
1,800	Open House Co Ltd	47,718
19,600	Orient Corp *	41,074
36,100	ORIX Corp	497,752
20	Orix JREIT Inc (REIT)	31,610
8,100	Otsuka Holdings Co Ltd	329,185
200	Relo Holdings Inc	27,236
129,400	Resona Holdings Inc	488,393
9,100	SBI Holdings Inc	94,154
7,600	Sekisui House Ltd	135,133
18,300	Seven Bank Ltd	66,979
1,100	Shimamura Co Ltd	142,163
65,000	Shinsei Bank Ltd	103,586
7,000	Shizuoka Bank Ltd (The)	51,955
259,800	Sojitz Corp	576,715
34,000	Sumitomo Chemical Co Ltd	154,567
88,400	Sumitomo Corp	901,126
17,000	Sumitomo Metal Mining Co Ltd	174,168
90,400	Sumitomo Mitsui Financial Group Inc	2,920,773
101,000	Sumitomo Mitsui Trust Holdings Inc	348,426
9,000	Sumitomo Realty & Development Co Ltd	249,656
2,600	Suruga Bank Ltd	57,768
6,820	Suzuken Co Ltd	218,756
15,100	Takeda Pharmaceutical Co Ltd	649,845
3,300	TDK Corp	191,187
4,000	Tokai Tokyo Financial Holdings Inc	19,748
30,600	Tokyo Electric Power Co Holdings Inc *	143,092
7,200	Tokyo Tatemono Co Ltd	91,252
10,800	Tokyu Fudosan Holdings Corp	70,794
189,000	Tosoh Corp	923,759
38,300	Toyota Tsusho Corp	898,236
4,100	Toyota Motor Corp	212,013
20	United Urban Investment Corp (REIT)	31,516
21,360	USS Co Ltd	335,902
2,500	West Japan Railway Co	155,374
3,000	Yamaguchi Financial Group Inc	29,133
800	Zenkoku Hosho Co Ltd	26,165

	Total Japan	48,980,880

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	Malta — 0.0%
1,718,063	BGP Holdings Plc * (a)	—

	Mexico — 0.1%
2,900	Arca Continental SAB de CV	19,208
14,900	Bolsa Mexicana de Valores SAB de CV	23,395
16,800	Gentera SAB de CV	30,502
3,200	Gruma SAB de CV – Class B	45,784
4,200	Grupo Aeroportuario del Pacifico SAB de CV – Class B	42,560
2,060	Grupo Aeroportuario del Sureste SAB de CV – Class B	32,531
9,300	Grupo Herdez SAB de CV	19,551
14,400	La Comer SAB de CV *	14,761
20,200	OHL Mexico SAB de CV *	25,238
30,100	Wal-Mart de Mexico SAB de CV	70,045

	Total Mexico	323,575

	Netherlands — 3.0%
16,451	Aegon NV	84,496
3,681	Akzo Nobel NV	249,596
3,245	BinckBank NV	19,885
2,996	Heineken NV	278,347
54,456	ING Groep NV CVA	673,860
55,101	Koninklijke Ahold NV	1,221,582
57,495	RELX NV	995,332
10,191	TomTom NV *	90,435
56,780	Unilever NV CVA	2,549,407
8,041	Wolters Kluwer NV	320,642

	Total Netherlands	6,483,582

	New Zealand — 0.2%
7,601	Fisher & Paykel Healthcare Corp Ltd	53,698
37,339	Fletcher Building Ltd	225,854
10,876	SKYCITY Entertainment Group Ltd	35,505
81,592	Spark New Zealand Ltd	204,057

	Total New Zealand	519,114

	Norway — 1.1%
50,598	Seadrill Ltd *	165,128
44,894	Statoil ASA	709,697
12,632	Subsea 7 SA *	111,377
24,791	Telenor ASA	412,015
27,170	Yara International ASA	977,084

	Total Norway	2,375,301

	Poland — 0.1%
11,065	Enea SA	28,125
2,202	KGHM Polska Miedz SA *	33,650
6,026	PGE Polska Grupa Energetyczna SA	19,269
3,793	Polski Koncern Naftowy ORLEN SA	66,510

Shares	Description	Value ($)
	Poland — continued
23,236	Polskie Gornictwo Naftowe i Gazownictwo SA	31,163
34,693	Tauron Polska Energia SA	22,699

	Total Poland	201,416

	Portugal — 0.2%
144,532	EDP – Energias de Portugal SA	481,818

	Russia — 0.4%
45,227	Gazprom PAO Sponsored ADR	197,053
10,527	Lukoil PJSC Sponsored ADR	401,367
7,004	MMC Norilsk Nickel PJSC ADR	98,607
10,310	Moscow Exchange MICEX-RTS PJSC	17,048
4,278	Tatneft PAO Sponsored ADR	117,904

	Total Russia	831,979

	Singapore — 1.0%
91,500	Ascendas Real Estate Investment Trust	152,118
61,900	CapitaLand Commercial Trust (REIT)	62,460
55,600	CapitaLand Ltd	120,730
51,000	CapitaLand Mall Trust (REIT)	75,208
4,400	City Developments Ltd	26,172
51,400	DBS Group Holdings Ltd	578,389
77,400	Global Logistic Properties Ltd	101,746
1,591,500	Golden Agri-Resources Ltd	450,359
29,800	Oversea-Chinese Banking Corp Ltd	186,594
11,100	Singapore Exchange Ltd	62,532
24,100	Suntec Real Estate Investment Trust	29,145
15,500	United Overseas Bank Ltd	205,248
8,000	UOL Group Ltd	32,986

	Total Singapore	2,083,687

	South Africa — 0.5%
3,925	AECI Ltd	21,880
8,698	AVI Ltd	46,462
5,290	Barclays Africa Group Ltd	49,117
2,932	Barloworld Ltd	13,427
629	Cashbuild Ltd	14,520
6,332	Clicks Group Ltd	43,408
27,201	FirstRand Ltd	73,497
1,897	Foschini Group Ltd (The)	16,886
7,324	Hyprop Investments Ltd (REIT)	54,956
3,269	Imperial Holdings Ltd	29,104
7,845	Liberty Holdings Ltd	59,544
31,582	MMI Holdings Ltd	45,163
1,038	Mondi Ltd	20,101
768	Mr Price Group Ltd	9,012
973	MTN Group Ltd	7,581
4,272	Nedbank Group Ltd	48,095
4,301	Netcare Ltd	8,939
2,385	Oceana Group Ltd	17,771
12,771	Rand Merchant Investment Holdings Ltd	33,216

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	South Africa — continued
76,433	Redefine Properties Ltd (REIT)	53,204
3,145	Resilient REIT Ltd	26,042
12,187	RMB Holdings Ltd	40,989
138,899	SA Corporate Real Estate Fund Nominees Pty Ltd (REIT)	42,896
4,332	Sanlam Ltd	17,161
5,177	Sasol Ltd	156,597
16,950	Sibanye Gold Ltd	49,245
2,434	SPAR Group Ltd (The)	31,340
5,686	Standard Bank Group Ltd	44,852
9,872	Super Group Ltd *	26,085
3,960	Telkom SA SOC Ltd	14,603
8,240	Truworths International Ltd	49,316
3,337	Vodacom Group Ltd	34,903

	Total South Africa	1,199,912

	South Korea — 1.1%
3,909	BNK Financial Group Inc	28,657
611	Conway Co Ltd	52,673
246	Daelim Industrial Co Ltd	16,755
1,387	Dongbu Insurance Co Ltd	84,976
298	E-MART Inc	45,484
375	GS Holdings Corp	16,471
354	GS Retail Co Ltd	15,707
3,042	Hana Financial Group Inc	65,859
1,901	Hankook Tire Co Ltd	81,645
7,353	Hanwha Life Insurance Co Ltd	39,424
184	Hyosung Corp	18,118
468	Hyundai Department Store Co Ltd	52,021
2,039	Hyundai Marine & Fire Insurance Co Ltd	54,057
566	Hyundai Mobis Co Ltd	121,043
1,641	Hyundai Motor Co	191,932
551	Hyundai Steel Co	22,588
324	Hyundai Wia Corp	25,127
6,564	Industrial Bank of Korea	62,693
445	Kangwon Land Inc	15,883
4,063	KB Financial Group Inc	115,922
2,374	KB Insurance Co Ltd	62,939
4,248	Kia Motors Corp	166,184
794	Korea Investment Holdings Co Ltd	29,721
4,241	Korean Reinsurance Co	45,518
918	KT&G Corp	98,277
3,666	LG Display Co Ltd	79,567
330	Lotte Shopping Co Ltd	63,174
3,002	Meritz Fire & Marine Insurance Co Ltd	39,926
2,366	Mirae Asset Securities Co Ltd	46,491
77	NCSoft Corp	15,528
1,325	Samsung Card Co Ltd	42,623
300	Samsung Electro-Mechanics Co Ltd	13,124
352	Samsung Electronics Co Ltd	381,000
285	Shinhan Financial Group Co Ltd	9,452
334	Shinsegae Co Ltd	58,137

Shares	Description	Value ($)
	South Korea — continued
588	SK Innovation Co Ltd	80,535
3,543	Tongyang Life Insurance Co Ltd	31,830
9,288	Woori Bank	77,463

	Total South Korea	2,468,524

	Spain — 1.8%
24,125	ACS Actividades de Construccion y Servicios SA	795,614
9,256	Amadeus IT Holding SA – A Shares	428,540
30,240	Ferrovial SA	640,067
17,884	Gas Natural SDG SA	354,034
11,536	Grifols SA	261,352
134,656	Iberdrola SA	913,343
14,008	Industria de Diseno Textil SA	473,252
16,521	Liberbank SA *	17,346

	Total Spain	3,883,548

	Sweden — 0.8%
4,134	Castellum AB	56,310
2,019	Fabege AB	32,720
1,945	Fastighets AB Balder – B Shares *	50,258
2,209	Hufvudstaden AB – A Shares	34,179
7,133	Husqvarna AB – B Shares	56,624
2,368	Investor AB – B Shares	82,412
2,462	JM AB	69,504
1,932	Modern Times Group MTG AB – B Shares	54,763
3,604	Nobia AB	37,634
4,298	Ratos AB – B Shares	23,289
7,409	Svenska Cellulosa AB SCA – Class B	237,421
126,354	Telefonaktiebolaget LM Ericsson – B Shares	975,363
1,194	Wihlborgs Fastigheter AB	24,269

	Total Sweden	1,734,746

	Switzerland — 1.9%
43,549	ABB Ltd (Registered) *	906,794
10,840	Nestle SA (Registered)	801,073
2,724	Roche Holding AG	715,475
65	Swatch Group AG (The)	19,121
1,935	Swiss Life Holding AG (Registered) *	501,423
12,729	Swiss Re AG	1,143,835

	Total Switzerland	4,087,721

	Taiwan — 1.2%
58,000	Advanced Semiconductor Engineering Inc	66,582
13,000	Asustek Computer Inc	111,520
172,000	AU Optronics Corp	47,909
4,000	Catcher Technology Co Ltd	30,318
44,000	Chang Hwa Commercial Bank Ltd	22,312
127,000	China Development Financial Holding Corp	31,967
18,000	China Life Insurance Co Ltd	13,723
6,000	Chunghwa Telecom Co Ltd	20,242

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	Taiwan — continued
169,000	Compal Electronics Inc	99,313
16,000	Compeq Manufacturing Co Ltd	7,936
95,000	CTBC Financial Holding Co Ltd	49,735
14,000	Elite Material Co Ltd	28,141
103,000	First Financial Holding Co Ltd	52,069
33,000	Foxconn Technology Co Ltd	75,310
72,000	Fubon Financial Holding Co Ltd	84,825
2,000	Grape King Bio Ltd	12,618
97,000	Hon Hai Precision Industry Co Ltd	237,711
122,000	Hua Nan Financial Holdings Co Ltd – Class C	60,750
196,000	Innolux Corp	57,996
111,000	Inventec Corp	73,628
57,000	Lite-On Technology Corp	73,279
141,000	Mega Financial Holding Co Ltd	103,240
10,000	Micro-Star International Co Ltd	15,905
13,000	Novatek Microelectronics Corp	43,136
43,000	Pegatron Corp	89,309
3,000	Phison Electronics Corp	24,604
71,000	Pou Chen Corp	95,063
8,000	Powertech Technology Inc	17,227
256,000	Shin Kong Financial Holding Co Ltd	53,324
51,000	Siliconware Precision Industries Co Ltd	82,735
48,000	SinoPac Financial Holdings Co Ltd	14,080
177,000	Taishin Financial Holding Co Ltd	66,652
49,000	Taiwan Cement Corp	45,072
14,400	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	355,968
7,000	Teco Electric and Machinery Co Ltd	5,603
12,000	Transcend Information Inc	34,238
14,000	Uni-President Enterprises Corp	26,645
11,000	United Integrated Services Co Ltd	16,383
240,000	United Microelectronics Corp	89,566
71,000	Wistron Corp	45,507
31,000	WPG Holdings Ltd	34,021
165,000	Yuanta Financial Holding Co Ltd	55,560

	Total Taiwan	2,571,722

	Thailand — 0.1%
4,800	Bangkok Bank Pcl NVDR	21,938
170,000	Bangkok Expressway & Metro Pcl	30,693
153,300	Krung Thai Bank Pcl (Foreign Registered)	73,259

	Total Thailand	125,890

	Turkey — 0.2%
1,626	Arcelik AS	10,801
19,694	Emlak Konut Gayrimenkul Yatirim Ortakligi AS (REIT)	17,986
27,092	Eregli Demir ve Celik Fabrikalari TAS	37,781
5,774	Haci Omer Sabanci Holding AS	17,962
6,132	KOC Holding AS	27,215
2,747	TAV Havalimanlari Holding AS	14,081
1,997	Tupras-Turkiye Petrol Rafineriler AS	45,006

Shares	Description	Value ($)
	Turkey — continued
9,454	Turk Hava Yollari AO *	19,907
8,630	Turk Telekomunikasyon AS	17,618
6,139	Turkcell Iletisim Hizmetleri AS *	22,435
11,866	Turkiye Halk Bankasi AS	35,709
25,560	Turkiye Is Bankasi – Class C	39,009
19,385	Turkiye Sise ve Cam Fabrikalari AS	23,104
14,090	Turkiye Vakiflar Bankasi TAO – Class D	21,266

	Total Turkey	349,880

	Ukraine — 0.0%
4,268	Kernel Holding SA	58,777

	United Arab Emirates — 0.0%
4,333	Emirates Telecommunications Group Co PJSC	20,870

	United Kingdom — 15.2%
8,984	3i Group Plc	72,979
2,816	Admiral Group Plc	80,105
6,268	Associated British Foods Plc	267,073
65,015	AstraZeneca Plc	3,794,389
128,783	BAE Systems Plc	900,734
55,298	Balfour Beatty Plc *	198,725
7,192	Berkeley Group Holdings Plc	340,580
172,947	BP Plc	891,964
44,732	British American Tobacco Plc	2,721,150
29,577	British Land Co Plc (The) (REIT)	316,704
31,139	BT Group Plc	199,160
19,102	Bunzl Plc	564,763
126,948	Cobham Plc	299,705
20,371	Compass Group Plc	379,283
2,294	Croda International Plc	97,518
2,445	CYBG Plc CDI *	10,253
49,076	Direct Line Insurance Group Plc	266,058
21,438	DS Smith Plc	120,730
15,057	easyJet Plc	334,004
119,744	GlaxoSmithKline Plc	2,502,510
3,306	Great Portland Estates Plc (REIT)	35,912
20,460	Halfords Group Plc	129,499
3,921	Hammerson Plc (REIT)	32,869
9,377	Henderson Group Plc	36,370
68,150	Home Retail Group Plc	162,960
267,416	HSBC Holdings Plc	1,728,434
1,882	IG Group Holdings Plc	21,777
33,504	Imperial Brands Plc	1,822,101
33,865	Inchcape Plc	333,620
2,274	Investec Plc	15,607
40,304	ITV Plc	125,060
29,913	J Sainsbury Plc	116,296
110,054	Kingfisher Plc	584,160
321,684	Legal & General Group Plc	1,113,330
30,085	Man Group Plc	57,415
59,277	Marks & Spencer Group Plc	325,956

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	United Kingdom — continued
14,905	Mondi Plc	289,789
48,328	National Grid Plc	704,584
13,586	Next Plc	1,068,963
132,347	Old Mutual Plc	340,182
34,961	Pearson Plc	423,877
11,227	Persimmon Plc	341,549
7,537	Playtech Plc	92,747
4,550	Prudential Plc	90,714
19,551	Reckitt Benckiser Group Plc	1,946,484
21,618	Rexam Plc	196,662
9,978	Royal Dutch Shell Plc – A Shares	239,555
15,687	Royal Mail Plc	122,803
32,189	Sage Group Plc (The)	285,444
10,435	Sky Plc	145,645
454,487	Tesco Plc *	1,082,076
309,350	Thomas Cook Group Plc *	342,212
31,883	TUI AG	487,813
13,217	Unilever Plc	602,031
254,624	Vodafone Group Plc	850,374
63,803	William Hill Plc	287,573
210,037	Wm Morrison Supermarkets Plc	602,194
2,907	Wolseley Plc	170,217
57,876	WPP Plc	1,334,729

	Total United Kingdom	33,047,970

	TOTAL COMMON STOCKS (COST $184,143,778)	210,424,167

	PREFERRED STOCKS — 1.1%

	Brazil — 0.3%
17,380	Banco Bradesco SA	109,659
8,500	Banco do Estado do Rio Grande do Sul SA – Class B	19,641
10,300	Bradespar SA	19,867
2,500	Braskem SA – Class A	14,528
11,900	Centrais Eletricas Brasileiras SA – Class B *	41,164
36,300	Cia Energetica de Minas Gerais	56,556
7,000	Cia Energetica de Sao Paulo – Class B	23,459
12,500	Itau Unibanco Holding SA	100,488
79,640	Itausa-Investimentos Itau SA	157,358
15,100	Vale SA	46,968

	Total Brazil	589,688

	Germany — 0.5%
793	Bayerische Motoren Werke AG	58,357
20,334	Porsche Automobil Holding SE *	1,120,738

	Total Germany	1,179,095

	Russia — 0.1%
387,520	Surgutneftegaz OJSC *	242,125

	Shares / Par Value	Description	Value ($)
		South Korea — 0.2%
	577	Hyundai Motor Co	47,936
	614	Hyundai Motor Co 2nd Preference	54,046
	375	Samsung Electronics Co Ltd	333,828

		Total South Korea	435,810

		TOTAL PREFERRED STOCKS (COST $2,060,489)	2,446,718

		RIGHTS/WARRANTS — 0.0%

		New Zealand — 0.0%
	1,087	SKYCITY Entertainment Group Ltd Expires 06/02/16 *	316

		Spain — 0.0%
	30,240	Ferrovial SA Rights, Expires 06/10/16 *	10,801

		Sweden — 0.0%
	4,134	Castellum AB Rights, Expires 06/09/16 *	9,119

		TOTAL RIGHTS/WARRANTS (COST $14,415)	20,236

		MUTUAL FUNDS — 0.7%

		United States — 0.7%
		Affiliated Issuers
	64,314	GMO U.S. Treasury Fund	1,607,847

		TOTAL MUTUAL FUNDS (COST $1,607,205)	1,607,847

		SHORT-TERM INVESTMENTS — 0.6%

		Time Deposits — 0.6%
GBP	31,338	Australia and New Zealand Banking Group Ltd. (Melbourne) Time Deposit, 0.10%, due 06/01/16	45,388
AUD	2,463	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.96%, due 06/01/16	1,780
CHF	317	Brown Brothers Harriman (Grand Cayman) Time Deposit, (1.00)%, due 06/01/16	319
HKD	53,935	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/16	6,941
JPY	1,142,602	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.36)%, due 06/01/16	10,318
NOK	74,376	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.03%, due 06/01/16	8,890
SEK	44,342	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.78)%, due 06/01/16	5,316
SGD	2,303	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 06/01/16	1,672
ZAR	32,849	Brown Brothers Harriman (Grand Cayman) Time Deposit, 6.67%, due 06/01/16	2,090
EUR	44,324	DnB Nor Bank (Oslo) Time Deposit, (0.55)%, due 06/01/16	49,317

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

	Par Value	Description	Value ($)
		Time Deposits — continued
CAD	61,889	Royal Bank of Canada (Toronto) Time Deposit, 0.05%, due 06/01/16	47,195
USD	1,021,447	Sumitomo (Tokyo) Time Deposit, 0.15%, due 06/01/16	1,021,447

		Total Time Deposits	1,200,673

		TOTAL SHORT-TERM INVESTMENTS (COST $1,200,673)	1,200,673

		TOTAL INVESTMENTS — 99.3% (Cost $189,026,560)	215,699,641
		Other Assets and Liabilities (net) – 0.7%	1,415,991

		TOTAL NET ASSETS — 100.0%	$217,115,632

Notes to Schedule of Investments:

ADR - American Depositary Receipt

CDI - Certificado de Deposito Interbancario

CVA - Certificaaten van aandelen (Share Certificates)

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

NVDR - Non-Voting Depository Receipt

OJSC - Open Joint-Stock Company

REIT - Real Estate Investment Trust

PJSC - Private Joint-Stock Company

*	Non-income producing security.

(a)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

ZAR - South African Rand

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 99.2%

	Automobiles & Components — 1.2%
50,533	Cooper Tire & Rubber Co.	1,623,625
58,921	Drew Industries, Inc.	4,558,129
183,100	Gentex Corp.	3,035,798
297,283	Lear Corp.	35,305,329
40,684	Superior Industries International, Inc.	1,104,164
70,285	Thor Industries, Inc.	4,568,525
110,365	Tower International, Inc.	2,391,609

	Total Automobiles & Components	52,587,179

	Banks — 5.1%
4,236	American National Bankshares, Inc.	114,838
114,748	Chemical Financial Corp.	4,521,071
1,678,309	Citigroup, Inc.	78,158,850
4,500	CNB Financial Corp.	80,325
171,241	Essent Group Ltd. *	3,743,328
5,400	Federal Agricultural Mortgage Corp. – Class C	194,778
2,000	First Bancorp, Inc.	40,300
6,800	First Defiance Financial Corp.	274,516
3,900	German American Bancorp, Inc.	125,541
130,546	Huntington Bancshares, Inc.	1,364,206
1,704,298	JPMorgan Chase & Co.	111,239,530
212,271	Northwest Bancshares, Inc.	3,143,734
30,750	PennyMac Financial Services, Inc. – Class A *	423,428
162,154	PNC Financial Services Group, Inc. (The)	14,551,700
5,100	Territorial Bancorp, Inc.	134,181
7,633	Trustmark Corp.	189,146
6,400	Univest Corp. of Pennsylvania	129,216
117,641	Walker & Dunlop, Inc. *	2,826,913

	Total Banks	221,255,601

	Capital Goods — 7.7%
637,820	3M Co.	107,357,862
318,744	AGCO Corp.	16,552,376
142,176	Ametek, Inc.	6,798,856
24,900	Briggs & Stratton Corp.	555,768
6,473	Cummins, Inc.	740,964
31,404	Donaldson Co., Inc.	1,052,348
34,751	Douglas Dynamics, Inc.	754,792
104,875	Dover Corp.	7,000,406
464,471	Emerson Electric Co.	24,161,781
48,851	General Dynamics Corp.	6,930,491
294,661	Honeywell International, Inc.	33,541,262
16,965	Hubbell, Inc.	1,802,871
202,690	Illinois Tool Works, Inc.	21,491,221
8,212	Lincoln Electric Holdings, Inc.	494,198
98,929	Northrop Grumman Corp.	21,039,231
99,900	Rockwell Automation, Inc.	11,593,395
209,763	Snap-on, Inc.	33,943,849
22,787	SPX FLOW, Inc. *	682,926
14,878	Toro Co. (The)	1,328,754

Shares	Description	Value ($)
	Capital Goods — continued
36,619	Tutor Perini Corp. *	828,322
9,400	Universal Forest Products, Inc.	789,036
13,619	Vectrus, Inc. *	346,059
88,200	Wabash National Corp. *	1,250,676
173,783	WABCO Holdings, Inc. *	18,751,186
21,834	Watsco, Inc.	2,930,778
47,324	WW Grainger, Inc.	10,806,435

	Total Capital Goods	333,525,843

	Commercial & Professional Services — 1.8%
182,929	ACCO Brands Corp. *	1,818,314
244,437	Cintas Corp.	23,172,628
130,755	Deluxe Corp.	8,516,073
26,000	Ennis, Inc.	474,760
114,287	Equifax, Inc.	14,369,304
6,900	Heidrick & Struggles International, Inc.	127,374
12,946	HNI Corp.	596,422
265,217	KAR Auction Services, Inc.	10,884,506
326,180	Korn/Ferry International	9,410,293
14,002	ManpowerGroup, Inc.	1,116,659
93,519	RR Donnelley & Sons Co.	1,523,425
15,741	TRC Cos, Inc. *	100,113
192,273	TrueBlue, Inc. *	3,808,928
17,777	West Corp.	375,095

	Total Commercial & Professional Services	76,293,894

	Consumer Durables & Apparel — 2.3%
6,600	Bassett Furniture Industries, Inc.	184,206
168,261	Coach, Inc.	6,632,849
35,975	Columbia Sportswear Co.	1,912,791
4,100	CSS Industries, Inc.	109,634
6,900	Culp, Inc.	189,681
4,495	Flexsteel Industries, Inc.	183,845
37,099	G-III Apparel Group Ltd. *	1,451,313
77,058	Hasbro, Inc.	6,726,393
213,473	Helen of Troy Ltd. *	21,951,429
11,200	Hooker Furniture Corp.	270,928
601,069	NIKE, Inc. – Class B	33,191,030
412,963	Smith & Wesson Holding Corp. *	10,063,908
82,127	Tupperware Brands Corp.	4,646,746
163,764	VF Corp.	10,205,772

	Total Consumer Durables & Apparel	97,720,525

	Consumer Services — 1.2%
48,112	Apollo Education Group, Inc. *	442,149
12,300	Bridgepoint Education, Inc. *	95,571
58,234	Cheesecake Factory, Inc. (The)	2,904,130
87,014	Chipotle Mexican Grill, Inc. *	38,456,707
10,628	DineEquity, Inc.	893,390
30,336	Marriott Vacations Worldwide Corp.	1,838,362
9,231	Monarch Casino & Resort, Inc. *	194,959
57,966	Six Flags Entertainment Corp.	3,344,058

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	Consumer Services — continued
118,597	Texas Roadhouse, Inc.	5,314,331

	Total Consumer Services	53,483,657

	Diversified Financials — 3.4%
35,700	American Capital Ltd. *	573,342
264,538	Ares Capital Corp.	3,925,744
20,000	Arlington Asset Investment Corp. – Class A	266,000
324,602	BGC Partners, Inc. – Class A	3,015,553
166,588	BlackRock Capital Investment Corp.	1,286,059
526,137	Capital One Financial Corp.	38,534,274
253,637	Cash America International, Inc.	9,199,414
1,278,303	Charles Schwab Corp. (The)	39,090,506
22,704	Encore Capital Group, Inc. *	610,510
79,994	Franklin Resources, Inc.	2,987,776
28,400	Gladstone Investment Corp.	199,368
136,221	Janus Capital Group, Inc.	2,067,835
326,466	Nasdaq, Inc.	21,550,021
43,673	OneMain Holdings, Inc. *	1,365,218
151,514	PRA Group, Inc. *	4,168,150
27,012	Regional Management Corp. *	461,095
228,605	T. Rowe Price Group, Inc.	17,616,301
20,300	THL Credit, Inc.	223,097

	Total Diversified Financials	147,140,263

	Energy — 7.7%
1,368,293	Chevron Corp.	138,197,593
514,213	ConocoPhillips	22,517,387
98,833	Denbury Resources, Inc.	396,320
36,378	Exterran Corp. *	455,816
441,824	Marathon Oil Corp.	5,774,640
579,505	Tesoro Corp.	45,247,751
2,150,384	Valero Energy Corp.	117,626,005
119,180	Western Refining, Inc.	2,531,383

	Total Energy	332,746,895

	Food & Staples Retailing — 1.3%
579,950	CVS Health Corp.	55,936,177

	Food, Beverage & Tobacco — 4.3%
895,811	Dr Pepper Snapple Group, Inc.	81,877,126
217,413	Hormel Foods Corp.	7,481,181
225,739	Ingredion, Inc.	26,504,016
23,700	John B. Sanfilippo & Son, Inc.	1,121,484
98,500	Omega Protein Corp. *	1,944,390
498,763	Philip Morris International, Inc.	49,217,933
274,180	Reynolds American, Inc.	13,626,746
72,400	Universal Corp.	3,960,280

	Total Food, Beverage & Tobacco	185,733,156

	Health Care Equipment & Services — 6.6%
520,052	Aetna, Inc.	58,885,488
347,601	Anthem, Inc.	45,938,948

Shares	Description	Value ($)
	Health Care Equipment & Services — continued
56,477	Chemed Corp.	7,365,166
9,121	Exactech, Inc. *	225,106
78,834	Henry Schein, Inc. *	13,695,831
52,349	Humana, Inc.	9,030,726
29,756	Masimo Corp. *	1,480,063
59,416	Mednax, Inc. *	4,067,025
10,500	Triple-S Management Corp. – Class B *	241,290
1,091,943	UnitedHealth Group, Inc.	145,960,021

	Total Health Care Equipment & Services	286,889,664

	Household & Personal Products — 0.0%
10,900	Central Garden & Pet Co. *	203,612
14,200	Central Garden & Pet Co. – Class A *	258,866
5,800	Nutraceutical International Corp. *	137,402

	Total Household & Personal Products	599,880

	Insurance — 5.9%
156,799	AFLAC, Inc.	10,891,259
54,392	American Equity Investment Life Holding Co.	881,694
27,343	American Financial Group, Inc.	2,003,695
7,000	American National Insurance Co.	836,570
40,190	Aspen Insurance Holdings Ltd.	1,923,091
36,036	Assurant, Inc.	3,149,186
803,476	Assured Guaranty Ltd.	21,605,470
34,394	CNO Financial Group, Inc.	697,854
29,505	Endurance Specialty Holdings Ltd.	2,003,980
106,304	Everest Re Group Ltd.	19,040,109
289,776	First American Financial Corp.	11,081,034
183,559	Genworth Financial, Inc. – Class A *	679,168
74,589	Hanover Insurance Group, Inc. (The)	6,465,375
397,254	Hartford Financial Services Group, Inc. (The)	17,943,963
14,600	HCI Group, Inc.	463,550
19,302	Horace Mann Educators Corp.	657,426
30,433	Kemper Corp.	983,290
246,163	Lincoln National Corp.	11,286,574
45,890	Maiden Holdings Ltd.	602,077
571,466	MBIA, Inc. *	4,114,555
28,629	Navigators Group, Inc. (The) *	2,607,529
40,038	Principal Financial Group, Inc.	1,784,093
457,062	Progressive Corp. (The)	15,220,165
22,894	RenaissanceRe Holdings Ltd.	2,644,486
66,312	Selective Insurance Group, Inc.	2,463,491
98,543	Third Point Reinsurance Ltd. *	1,152,953
973,147	Travelers Cos., Inc. (The)	111,074,999
10,972	W.R. Berkley Corp.	625,733

	Total Insurance	254,883,369

	Materials — 1.8%
65,643	AptarGroup, Inc.	5,071,578
393,847	Avery Dennison Corp.	29,294,340
568,744	Chemours Co. (The)	4,953,760
487,680	LyondellBasell Industries NV – Class A	39,677,645

	Total Materials	78,997,323

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	Media — 3.0%
236,368	Charter Communications, Inc. – Class A *	51,750,410
730,275	Comcast Corp. – Class A	46,226,407
316,198	Gannett Co., Inc.	4,939,013
64,100	Interpublic Group of Cos., Inc. (The)	1,531,990
111,727	Liberty Global Plc – Series C *	4,036,697
26,885	Meredith Corp.	1,330,807
292,379	News Corp. – Class A	3,496,853
115,900	Omnicom Group, Inc.	9,657,947
8,212	Scholastic Corp.	320,679
43,475	Scripps Networks Interactive, Inc. – Class A	2,797,181
154,287	Starz – Class A *	4,165,749

	Total Media	130,253,733

	Pharmaceuticals, Biotechnology & Life Sciences — 7.1%
37,500	Gilead Sciences, Inc.	3,264,750
1,574,947	Johnson & Johnson	177,480,777
15,677	Mettler-Toledo International, Inc. *	5,883,892
1,348,537	PDL BioPharma, Inc.	4,841,248
3,337,238	Pfizer, Inc.	115,802,158

	Total Pharmaceuticals, Biotechnology & Life Sciences	307,272,825

	Real Estate — 0.5%
90,600	Apollo Commercial Real Estate Finance, Inc. REIT	1,468,626
31,221	Ares Commercial Real Estate Corp. REIT	374,027
452,909	ARMOUR Residential REIT, Inc.	8,786,435
20,612	CatchMark Timber Trust, Inc. REIT– Class A	222,816
76,543	Jones Lang LaSalle, Inc.	9,021,358
18,480	Newcastle Investment Corp. REIT	82,975

	Total Real Estate	19,956,237

	Retailing — 9.7%
113,395	Amazon.com, Inc. *	81,960,772
52,556	AutoNation, Inc. *	2,650,925
863,576	Bed Bath & Beyond, Inc. *	38,645,026
19,606	Dillard’s, Inc. – Class A	1,158,911
126,488	Dollar General Corp.	11,371,271
109,121	Express, Inc. *	1,586,619
565,395	Foot Locker, Inc.	31,616,888
64,743	Gap Inc. (The)	1,164,727
24,829	Group 1 Automotive, Inc.	1,543,867
399,902	Guess?, Inc.	6,306,455
1,149,300	Home Depot, Inc. (The)	151,845,516
24,733	HSN, Inc.	1,295,267
358,466	Lowe’s Cos., Inc.	28,723,881
156,509	Macy’s, Inc.	5,197,664
74,205	Murphy USA, Inc. *	5,045,198
15,748	Penske Automotive Group, Inc.	622,361
32,607	Rent-A-Center, Inc.	429,434
198,938	Ross Stores, Inc.	10,623,289
307,607	Target Corp.	21,157,209

Shares	Description	Value ($)
	Retailing — continued
246,171	TJX Cos., Inc. (The)	18,738,537

	Total Retailing	421,683,817

	Semiconductors & Semiconductor Equipment — 3.4%
2,028,816	Intel Corp.	64,090,297
1,385,581	QUALCOMM, Inc.	76,096,109
137,863	Xilinx, Inc.	6,533,328

	Total Semiconductors & Semiconductor Equipment	146,719,734

	Software & Services — 8.5%
348,374	Accenture Plc – Class A	41,446,055
299,073	Activision Blizzard, Inc.	11,741,606
70,699	Alphabet, Inc. – Class C *	52,014,668
418,505	Amdocs Ltd.	24,269,105
13,938	Ansys, Inc. *	1,241,876
319,820	Booz Allen Hamilton Holding Corp.	9,361,131
28,355	Broadridge Financial Solutions, Inc.	1,820,108
233,480	CA, Inc.	7,546,074
6,900	CACI International, Inc. – Class A *	695,313
87,870	Citrix Systems, Inc. *	7,461,920
372,525	Convergys Corp.	10,501,480
64,751	CSG Systems International, Inc.	2,752,565
182,183	eBay, Inc. *	4,456,196
6,900	Euronet Worldwide, Inc. *	550,689
340,019	Fiserv, Inc. *	35,814,201
391,299	International Business Machines Corp.	60,158,308
41,531	Jack Henry & Associates, Inc.	3,506,462
20,772	MAXIMUS, Inc.	1,197,506
278,003	Microsoft Corp.	14,734,159
148,241	Net 1 UEPS Technologies, Inc. *	1,629,169
1,171,621	Oracle Corp.	47,099,164
442,702	Paychex, Inc.	24,003,302
66,380	Sykes Enterprises, Inc. *	1,979,452
47,590	Total System Services, Inc.	2,555,583
133,600	Xerox Corp.	1,331,992

	Total Software & Services	369,868,084

	Technology Hardware & Equipment — 8.4%
1,341,365	Apple, Inc.	133,948,709
426,681	Arrow Electronics, Inc. *	27,572,126
608,764	Avnet, Inc.	24,977,587
338,266	Brocade Communications Systems, Inc.	3,064,690
3,840,229	Cisco Systems, Inc.	111,558,652
585,498	EMC Corp.	16,364,669
27,341	ePlus, Inc. *	2,393,158
68,814	F5 Networks, Inc. *	7,583,303
19,495	Fabrinet *	692,073
110,999	Ingram Micro, Inc. – Class A	3,843,895
42,702	Insight Enterprises, Inc. *	1,158,932
328,041	Jabil Circuit, Inc.	6,259,022
169,193	Sanmina Corp. *	4,532,681

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	Technology Hardware & Equipment — continued
83,038	Tech Data Corp. *	6,275,182
355,178	Ubiquiti Networks, Inc. *	14,157,395

	Total Technology Hardware & Equipment	364,382,074

	Telecommunication Services — 3.7%
17,100	FairPoint Communications, Inc. *	231,705
15,555	United States Cellular Corp. *	587,668
3,081,417	Verizon Communications, Inc.	156,844,125
146,075	Vonage Holdings Corp. *	673,406

	Total Telecommunication Services	158,336,904

	Transportation — 2.9%
236,978	Alaska Air Group, Inc.	15,735,339
95,392	Atlas Air Worldwide Holdings, Inc. *	4,181,985
104,339	CH Robinson Worldwide, Inc.	7,823,338
678,785	Delta Air Lines, Inc.	29,499,996
268,034	Expeditors International of Washington, Inc.	13,013,051
1,220,046	JetBlue Airways Corp. *	21,875,425
66,758	Knight Transportation, Inc.	1,743,719
79,045	Matson, Inc.	2,634,570
189,066	SkyWest, Inc.	4,461,958
129,282	United Parcel Service, Inc. – Class B	13,327,681
478,574	Werner Enterprises, Inc.	11,911,707

	Total Transportation	126,208,769

	Utilities — 1.7%
232,665	Ameren Corp.	11,528,551
21,255	American Electric Power Co., Inc.	1,375,836
45,787	American States Water Co.	1,788,440
42,348	Atmos Energy Corp.	3,087,169
31,300	Avista Corp.	1,258,886
52,160	Consolidated Edison, Inc.	3,821,242
63,834	DTE Energy Co.	5,788,467
66,634	IDACORP, Inc.	4,878,275
49,804	New Jersey Resources Corp.	1,750,611
92,660	Pinnacle West Capital Corp.	6,818,849
379,581	Public Service Enterprise Group, Inc.	16,986,250
39,000	SCANA Corp.	2,726,490
1,132,134	Talen Energy Corp. *	13,019,541

	Total Utilities	74,828,607

	TOTAL COMMON STOCKS (COST $4,161,798,335)	4,297,304,210

	MUTUAL FUNDS — 0.4%

	Affiliated Issuers — 0.4%
693,399	GMO U.S. Treasury Fund	17,334,970

	TOTAL MUTUAL FUNDS (COST $17,341,904)	17,334,970

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.7%

	Money Market Funds — 0.7%
32,469,963	State Street Institutional Treasury Money Market Fund-Premier Class, 0.18% (a)	32,469,963

	TOTAL SHORT-TERM INVESTMENTS (COST $32,469,963)	32,469,963

	TOTAL INVESTMENTS — 100.3% (Cost $4,211,610,202)	4,347,109,143
	Other Assets and Liabilities (net) — (0.3%)	(13,933,046)

	TOTAL NET ASSETS — 100.0%	$4,333,176,097

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*	Non-income producing security.

(a)	The rate disclosed is the 7 day net yield as of May 31, 2016.

As of May 31, 2016, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Developed World Stock Fund	317,918,588	17,715,362	(20,269,670)	(2,554,308)
International Equity Fund	8,698,351,599	464,383,677	(867,095,291)	(402,711,614)
International Large/Mid Cap Equity Fund	1,441,441,289	69,636,461	(141,987,214)	(72,350,753)
Quality Fund	6,531,077,987	1,151,274,767	(153,586,616)	997,688,151
Resources Fund	179,350,150	18,450,970	(27,453,667)	(9,002,697)
Risk Premium Fund	215,396,938	63,024	(6,892)	56,132
Tax-Managed International Equities Fund	190,041,953	36,044,417	(10,386,729)	25,657,688
U.S. Equity Allocation Fund	4,218,756,526	311,261,976	(182,909,359)	128,352,617

Investments in affiliated issuers

The Funds may make investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Funds’ Schedule of Investments.

A summary of the Funds’ transactions in the shares of other funds of GMO Trust during the period ended May 31, 2016 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Value, end of period
Developed World Stock Fund
GMO U.S. Treasury Fund	$21,471,541	$15,250,000	$34,750,000	$12,177	$1,971,541

International Equity Fund
GMO U.S. Treasury Fund	$296,198,769	$360,500,000	$562,000,000	$229,362	$94,718,302

International Large/Mid Cap Equity Fund
GMO U.S. Treasury Fund	$50,481,592	$99,500,000	$123,000,000	$42,601	$26,985,390

Quality Fund
GMO U.S. Treasury Fund	$117,824,375	$222,700,000	$258,000,000	$88,028	$82,513,088

Resources Fund
GMO U.S. Treasury Fund	$2,000,000	$11,000,000	$12,800,000	$691	$200,000

Tax-Managed International Equities Fund
GMO U.S. Treasury Fund	$14,106,048	$—	$12,500,000	$4,720	$1,607,847

U.S . Equity Allocation Fund
GMO U.S. Treasury Fund	$159,329,373	$161,000,000	$303,000,000	$87,170	$17,334,970

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2016 through May 31, 2016. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2017.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. GMO believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value a Fund ultimately realizes upon the sale of those securities.

Portfolio valuation

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or

(iv) the quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Over-the-counter (“OTC”) derivatives are generally valued at the price determined by an industry standard model. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees of GMO Trust (the “Trustees”) or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the period ended May 31, 2016, the Funds did not reduce the value of any of their OTC derivatives contracts, if any, based on the creditworthiness of their counterparties. See “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equities that trade in non-U.S. securities markets which close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds, held either directly or through investments in the underlying funds, that were valued using fair value inputs obtained from that independent pricing service as of May 31, 2016. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below.

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask the “quoted price” may be the price provided by a market participant or other third-party pricing source in accordance with the market practice for that security. If an updated quoted price for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use the last quoted price so long as GMO believes that the quoted price continues to represent that security’s fair value.

In the case of derivatives, prices determined by a model may reflect an estimate of the average of bid and ask prices, regardless of whether a Fund has a long position or a short position.

As discussed above, certain of the Funds and underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or fair valued using inputs obtained from an independent pricing service. The table below presents securities and/or derivatives on a net basis, based on market values or unrealized appreciation/(depreciation), which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of May 31, 2016 is as follows:

Securities and derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees	Fair valued using inputs obtained from an independent pricing service (Net)
Developed World Stock Fund	< 1%	52%
International Equity Fund	0%*	95%
International Large/Mid Cap Equity Fund	0%*	95%
Quality Fund	—	15%
Resources Fund	—	77%
Risk Premium Fund	—	(1)%
Tax-Managed International Equities Fund	0%*	91%
U.S. Equity Allocation Fund	—	—

*	Represents the interest in securities that were determined to have a value of zero at May 31, 2016.

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). At May 31, 2016, there were no direct material Level 3 classes of investments or derivatives with significant unobservable inputs subject to this additional disclosure.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, certain U.S. government obligations, derivatives actively traded on a national securities exchange (such as some futures and options), and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a relevant index and/or a security type conversion discount; and certain securities that are valued using a price from a comparable security related to the same issuer.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of May 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Developed World Stock Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$6,020,487	$—	$6,020,487
Austria	—	766,009	—	766,009
Belgium	—	1,468,359	—	1,468,359
Brazil	—	336,717	—	336,717
Canada	8,021,075	—	—	8,021,075
China	—	2,728,554	—	2,728,554
Czech Republic	—	193,210	—	193,210
Denmark	145,704	993,779	—	1,139,483
Finland	—	1,031,005	—	1,031,005
France	—	18,266,647	—	18,266,647
Germany	—	18,755,065	—	18,755,065
Hong Kong	—	3,931,831	—	3,931,831
Hungary	—	70,206	—	70,206
India	—	132,046	—	132,046
Ireland	—	337,778	—	337,778
Israel	1,272,027	560,760	—	1,832,787
Italy	—	4,313,920	—	4,313,920
Japan	—	43,679,667	—	43,679,667
Mexico	28,114	—	—	28,114
Netherlands	204,735	4,929,803	—	5,134,538
New Zealand	—	37,593	—	37,593
Norway	—	2,971,842	—	2,971,842
Poland	—	159,642	—	159,642

Description	Level 1	Level 2	Level 3		Total
Developed World Stock Fund (continued)
Asset Valuation Inputs (continued)
Portugal	$—	$455,709	$—		$455,709
Russia	—	3,450,825	—		3,450,825
Singapore	—	709,533	—		709,533
South Africa	—	552,329	3		552,332
South Korea	—	2,620,280	—		2,620,280
Spain	—	4,560,809	—		4,560,809
Sweden	—	2,623,373	—		2,623,373
Switzerland	—	8,165,314	—		8,165,314
Taiwan	—	2,265,020	147,284		2,412,304
Thailand	—	76,748	—		76,748
Turkey	—	869,580	—		869,580
United Kingdom	957,083	24,864,926	—		25,822,009
United States	134,692,919	—	—		134,692,919

TOTAL COMMON STOCKS	145,321,657	162,899,366	147,287		308,368,310

Preferred Stocks
Brazil	—	518,179	—		518,179
Germany	—	1,065,206	—		1,065,206
South Korea	—	415,612	—		415,612

TOTAL PREFERRED STOCKS	—	1,998,997	—		1,998,997

Mutual Funds
United States	1,971,541	—	—		1,971,541

TOTAL MUTUAL FUNDS	1,971,541	—	—		1,971,541

Short-Term Investments	3,025,432	—	—		3,025,432

Total Investments	150,318,630	164,898,363	147,287		315,364,280

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	296,584	—		296,584

Total	$150,318,630	$165,194,947	$147,287		$315,660,864

International Equity Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$336,931,457	$—		$336,931,457
Austria	—	44,948,025	0	**	44,948,025
Belgium	—	120,619,208	—		120,619,208
Canada	278,839,919	—	—		278,839,919
Denmark	—	56,417,919	—		56,417,919
Finland	—	77,268,569	—		77,268,569
France	—	852,340,339	—		852,340,339
Germany	—	933,452,694	—		933,452,694
Hong Kong	—	255,706,174	—		255,706,174
Ireland	697,356	22,503,277	—		23,200,633
Israel	36,165,936	60,578,502	—		96,744,438
Italy	—	248,003,765	—		248,003,765
Japan	—	2,172,289,331	—		2,172,289,331
Malta	—	—	0	**	0	**
Netherlands	1,124,370	266,318,677	—		267,443,047
New Zealand	—	21,499,600	—		21,499,600
Norway	—	166,139,037	—		166,139,037
Portugal	—	24,385,337	—		24,385,337
Singapore	—	59,138,274	—		59,138,274
Spain	—	198,333,495	—		198,333,495
Sweden	—	105,989,347	—		105,989,347
Switzerland	—	421,654,253	—		421,654,253
United Kingdom	—	1,360,879,167	—		1,360,879,167

TOTAL COMMON STOCKS	316,827,581	7,805,396,447	0	**	8,122,224,028

Description	Level 1	Level 2	Level 3		Total
International Equity Fund (continued)
Asset Valuation Inputs (continued)
Preferred Stocks
Germany	$—	$54,344,453	$—		$54,344,453

TOTAL PREFERRED STOCKS	—	54,344,453	—		54,344,453

Rights/Warrants
Sweden	182,461	—	—		182,461

TOTAL RIGHTS/WARRANTS	182,461	—	—		182,461

Mutual Funds
United States	94,718,302	—	—		94,718,302

TOTAL MUTUAL FUNDS	94,718,302	—	—		94,718,302

Short-Term Investments	24,170,741	—	—		24,170,741

Total Investments	435,899,085	7,859,740,900	0	**	8,295,639,985

Total	$435,899,085	$7,859,740,900	$0	**	$8,295,639,985

International Large/Mid Cap Equity Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$54,999,482	$—		$54,999,482
Austria	—	7,740,973	—		7,740,973
Belgium	—	17,134,891	—		17,134,891
Canada	37,854,541	—	—		37,854,541
Denmark	—	8,307,952	—		8,307,952
Finland	—	10,473,032	—		10,473,032
France	—	153,835,956	—		153,835,956
Germany	—	153,627,511	—		153,627,511
Hong Kong	—	41,048,492	—		41,048,492
Ireland	—	1,281,793	—		1,281,793
Israel	12,187,463	10,018,828	—		22,206,291
Italy	—	33,107,813	—		33,107,813
Japan	—	361,104,353	—		361,104,353
Malta	—	—	0	**	0	**
Netherlands	879,525	47,803,069	—		48,682,594
New Zealand	—	4,386,314	—		4,386,314
Norway	—	26,609,821	—		26,609,821
Portugal	—	277,018	—		277,018
Singapore	—	3,633,043	—		3,633,043
Spain	—	32,068,380	—		32,068,380
Sweden	—	14,501,836	—		14,501,836
Switzerland	—	71,181,818	—		71,181,818
United Kingdom	—	224,591,067	—		224,591,067

TOTAL COMMON STOCKS	50,921,529	1,277,733,442	0	**	1,328,654,971

Preferred Stocks
Germany	—	8,923,508	—		8,923,508

TOTAL PREFERRED STOCKS	—	8,923,508	—		8,923,508

Mutual Funds
United States	26,985,390	—	—		26,985,390

TOTAL MUTUAL FUNDS	26,985,390	—	—		26,985,390

Short-Term Investments	4,526,667	—	—		4,526,667

Total Investments	82,433,586	1,286,656,950	0	**	1,369,090,536

Total	$82,433,586	$1,286,656,950	$0	**	$1,369,090,536

Quality Fund
Asset Valuation Inputs
Common Stocks
United States	$6,345,850,621	$—	$—		$6,345,850,621
United Kingdom	—	590,624,622	—		590,624,622

Description	Level 1	Level 2	Level 3	Total
Quality Fund (continued)
Asset Valuation Inputs (continued)
France	$—	$28,426,009	$—	$28,426,009
Switzerland	—	205,424,473	—	205,424,473
Netherlands	—	153,519,100	—	153,519,100
Germany	—	29,246,984	—	29,246,984
Japan	—	87,227,612	—	87,227,612

TOTAL COMMON STOCKS	6,345,850,621	1,094,468,800	—	7,440,319,421

Mutual Funds
United States	82,513,088	—	—	82,513,088

TOTAL MUTUAL FUNDS	82,513,088	—	—	82,513,088

Short-Term Investments	5,933,629	—	—	5,933,629

Total Investments	6,434,297,338	1,094,468,800	—	7,528,766,138

Total	$6,434,297,338	$1,094,468,800	$—	$7,528,766,138

Resources Fund
Asset Valuation Inputs
Common Stocks
Argentina	$2,797,204	$—	$—	$2,797,204
Australia	—	1,518,402	—	1,518,402
Austria	—	1,561,880	—	1,561,880
Brazil	—	2,331,412	—	2,331,412
Canada	6,544,803	—	—	6,544,803
Chile	—	6,419	—	6,419
China	—	861,509	—	861,509
Colombia	362,663	—	—	362,663
Czech Republic	—	2,083,924	—	2,083,924
France	—	4,783,008	—	4,783,008
Germany	—	2,897,853	—	2,897,853
Greece	—	173,232	—	173,232
Hungary	—	1,053,228	—	1,053,228
India	—	997,671	—	997,671
Indonesia	—	42,822	—	42,822
Israel	—	1,473,904	—	1,473,904
Italy	—	2,094,927	—	2,094,927
Japan	—	4,226,344	—	4,226,344
Kazakhstan	—	64,059	—	64,059
Netherlands	—	1,049,536	—	1,049,536
Norway	—	15,890,260	—	15,890,260
Poland	—	2,266,697	—	2,266,697
Russia	—	22,238,456	—	22,238,456
Singapore	—	2,587,503	—	2,587,503
South Africa	—	1,246,655	—	1,246,655
South Korea	—	440,472	—	440,472
Spain	—	3,049,270	—	3,049,270
Sweden	—	536,577	—	536,577
Thailand	—	2,550,076	—	2,550,076
Turkey	—	792,240	—	792,240
Ukraine	—	1,163,909	—	1,163,909
United Arab Emirates	—	190,967	—	190,967
United Kingdom	—	44,387,731	—	44,387,731
United States	20,850,008	—	—	20,850,008

TOTAL COMMON STOCKS	30,554,678	124,560,943	—	155,115,621

Preferred Stocks
Brazil	—	1,343,372	—	1,343,372
Chile	6,666,573	1,724,638	—	8,391,211
Russia	—	4,204,960	—	4,204,960

TOTAL PREFERRED STOCKS	6,666,573	7,272,970	—	13,939,543

Description	Level 1	Level 2	Level 3		Total
Resources Fund (continued)
Asset Valuation Inputs (continued)
Rights/Warrants
Singapore	$11,058	$—	$—		$11,058

TOTAL RIGHTS/WARRANTS	11,058	—	—		11,058

Mutual Funds
United States	200,000	—	—		200,000

TOTAL MUTUAL FUNDS	200,000	—	—		200,000

Short-Term Investments	1,081,231	—	—		1,081,231

Total Investments	38,513,540	131,833,913	—		170,347,453

Total	$38,513,540	$131,833,913	$—		$170,347,453

Risk Premium Fund
Asset Valuation Inputs
Short-Term Investments	$215,453,070	$—	$—		$215,453,070

Total Investments	215,453,070	—	—		215,453,070

Total	$215,453,070	$—	$—		$215,453,070

Liability Valuation Inputs
Derivatives*
Written Options
Equity Risk	$(234,360)	$(824,270)	$—		$(1,058,630)

Tax-Managed International Equities Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$9,431,897	$—		$9,431,897
Austria	—	867,428	0	**	867,428
Belgium	—	2,515,906	—		2,515,906
Brazil	—	332,019	—		332,019
Canada	14,455,727	—	—		14,455,727
China	—	3,551,925	—		3,551,925
Czech Republic	—	71,415	—		71,415
Denmark	—	1,549,195	—		1,549,195
Finland	—	3,402,717	—		3,402,717
France	—	21,983,761	0	**	21,983,761
Germany	—	21,404,394	—		21,404,394
Hong Kong	—	6,089,167	—		6,089,167
Hungary	—	101,080	—		101,080
India	—	215,183	—		215,183
Ireland	—	936,772	—		936,772
Israel	413,304	3,394,528	—		3,807,832
Italy	—	7,876,837	—		7,876,837
Japan	—	48,980,880	—		48,980,880
Malta	—	—	0	**	0	**
Mexico	323,575	—	—		323,575
Netherlands	—	6,483,582	—		6,483,582
New Zealand	—	519,114	—		519,114
Norway	—	2,375,301	—		2,375,301
Poland	—	201,416	—		201,416
Portugal	—	481,818	—		481,818
Russia	—	831,979	—		831,979
Singapore	—	2,083,687	—		2,083,687
South Africa	—	1,199,912	—		1,199,912
South Korea	—	2,468,524	—		2,468,524
Spain	—	3,883,548	—		3,883,548
Sweden	—	1,734,746	—		1,734,746
Switzerland	—	4,087,721	—		4,087,721
Taiwan	355,968	2,215,754	—		2,571,722
Thailand	—	125,890	—		125,890

Description	Level 1	Level 2	Level 3	Total
Tax-Managed International Equities Fund (continued)
Asset Valuation Inputs (continued)
Turkey	$—	$349,880	$—	$349,880
Ukraine	—	58,777	—	58,777
United Arab Emirates	—	20,870	—	20,870
United Kingdom	—	33,047,970	—	33,047,970

TOTAL COMMON STOCKS	15,548,574	194,875,593	—	210,424,167

Preferred Stocks
Brazil	—	589,688	—	589,688
Germany	—	1,179,095	—	1,179,095
Russia	—	242,125	—	242,125
South Korea	—	435,810	—	435,810

TOTAL PREFERRED STOCKS	—	2,446,718	—	2,446,718

Rights/Warrants
New Zealand	—	—	316	316
Spain	10,801	—	—	10,801
Sweden	9,119	—	—	9,119

TOTAL RIGHTS/WARRANTS	19,920	—	316	20,236

Mutual Funds
United States	1,607,847	—	—	1,607,847

TOTAL MUTUAL FUNDS	1,607,847	—	—	1,607,847

Short-Term Investments	1,200,673	—	—	1,200,673

Total Investments	18,377,014	197,322,311	316	215,699,641

Total	$18,377,014	$197,322,311	$316	$215,699,641

U.S. Equity Allocation Fund
Asset Valuation Inputs
Common Stocks	$4,297,304,210	$—	$—	$4,297,304,210
Mutual Funds	17,334,970	—	—	17,334,970

Short-Term Investments	32,469,963	—	—	32,469,963

Total Investments	4,347,109,143	—	—	4,347,109,143

Total	$4,347,109,143	$—	$—	$4,347,109,143

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value.
**	Represents the interest in securities that were determined to have a value of zero at May 31, 2016.

The underlying GMO funds held at period end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.

For all Funds for the period ended May 31, 2016, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 2016	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*	Transfer out of Level 3*	Balances as of May 31, 2016	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of May 31, 2016
Developed World Stock Fund
Common Stocks
South Africa	$3	$—	$—	$—	$—	$—	$—	$—	$3	$—
Taiwan	99,286	49,962	(14,437)	—	(5,470)	17,943	—	—	147,284	17,943

Total	$99,289	$49,962	$(14,437)	$—	$(5,470)	$17,943	$—	$—	$147,287	$17,943

Tax-Managed International Equities Fund
Rights/Warrants
New Zealand	$—	$284	$—	$—	$—	$32	$—	$—	$316	$32

Total	$—	$284	$—	$—	$—	$32	$73,259	$—	$73,575	$32

*	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.

The net aggregate direct and indirect exposure to investments in securities using Level 3 inputs (based on each Fund’s net assets) as of May 31, 2016 were as follows:

Fund Name	Level 3 securities
Developed World Stock Fund	< 1%
International Equity Fund	< 1%
International Large/Mid Cap Equity Fund	0%*
Quality Fund	—
Resources Fund	—
Risk Premium Fund	—
Tax-Managed International Equities Fund	< 1%
U.S. Equity Allocation Fund	—

*	Represents the interest in securities that were determined to have a value of zero at May 31, 2016.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Eastern time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times:

	Developed World Stock Fund	International Equity Fund	International Large/Mid Cap Equity Fund	Quality Fund	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund	U.S. Equity Allocation Fund
Commodities Risk					X
Counterparty Risk	X	X	X	X	X	X	X	X
Credit Risk						X
Currency Risk	X	X	X	X	X	X	X
Derivatives and Short Sales Risk	X	X	X	X	X	X	X	X
Focused Investment Risk	X	X	X	X	X	X	X	X
Fund of Funds Risk	X
Illiquidity Risk	X	X	X	X	X	X	X	X
Large Shareholder Risk	X	X	X	X	X	X	X	X
Leveraging Risk	X	X	X	X	X		X	X
Management and Operational Risk	X	X	X	X	X	X	X	X
Market Disruption and Geopolitical Risk	X	X	X	X	X	X	X	X
Market Risk – Equities	X	X	X	X	X	X	X	X
Market Risk – Fixed Income Investments						X
Merger Arbitrage Risk					X
Non-Diversified Funds	X			X	X	X	X
Non-U.S. Investment Risk	X	X	X	X	X	X	X
Small Company Risk	X	X		X	X	X	X	X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in underlying funds is exposed to the risks to which the underlying funds in which it invests are exposed, as well as the risk that the underlying funds will not perform as expected. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through underlying funds.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• COMMODITIES RISK. Commodity prices can be extremely volatile and are affected by many factors. Exposure to commodities can cause the net asset value of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The value of commodity-related derivatives or indirect investments in commodities may fluctuate more than the commodity, commodities or commodity index to which they relate. See “Derivatives and Short Sales Risk” for a discussion of specific risks of a Fund’s derivatives investments, including commodity-related derivatives.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. In addition, a Fund may suffer losses if a counterparty fails to comply with applicable laws or other requirements. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties with whom they enter into contracts maintain a specific rating by a nationally recognized rating organization. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time during which events may occur that prevent settlement. Counterparty risk also is greater when a Fund has entered into derivatives contracts with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have terms longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required. GMO’s view with respect to a particular counterparty is subject to change. The fact, however, that it changes adversely (whether due to external events or otherwise) does not mean a Fund’s existing transactions with that counterparty will necessarily be terminated or modified. In addition, a Fund may enter into new transactions with a counterparty that GMO no longer considers a desirable counterparty if the transaction is primarily designed to reduce the Fund’s overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lower notional amount or entering into a countervailing trade with the same counterparty).

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives has been and will continue to be affected by new rules and regulations relating to the derivatives market. As described under “Derivatives and Short Sales Risk,” some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the Funds’ ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide governmental authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Funds could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations , or in anticipation of such failure, or the downgrade of the credit rating of the investment. This risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

All fixed income securities are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation, a government, or government entity, whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the term of a fixed income security. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign or quasi-sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s ability and willingness to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In many cases, the credit risk of a fixed income security is reflected in its credit ratings, and a Fund holding such a security is subject to the risk that the investment’s rating will be downgraded.

Securities issued by the U.S. government historically have presented minimal credit risk. However, events in 2011 led to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a default in the payment of principal or interest on U.S. government securities would decrease, the value of a Fund’s investments and increase the volatility of a Fund’s portfolio.

The obligations of issuers also may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives and Short Sales Risk” for more information regarding risks associated with the use of credit default swaps.

The extent to which the market price of a fixed income security changes in response to a credit event depends on many factors and can be difficult to predict. For example, even though the effective duration of a long-term floating rate security is very short, an adverse credit event or a change in the perceived creditworthiness of its issuer could cause its market price to decline much more than its effective duration would suggest.

Credit risk is particularly pronounced for below investment grade securities (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade securities have speculative characteristics, often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. Investments in distressed or defaulted or other low quality debt securities generally are considered speculative and may involve substantial risks not normally associated with investments in higher quality securities, including adverse business, financial or economic conditions that lead to payment defaults and insolvency proceedings on the part of their issuers. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments, and a Fund may incur additional expenses to seek recovery. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt security proves incorrect, a Fund may lose a substantial portion or all of its investment or may be required to accept cash or instruments worth less than its original investment. In the event of default of sovereign debt, the Funds may be unable to pursue legal action against the issuer.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value relative to the currency in which the Fund is denominated. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss on both the hedging instrument and the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk.”

Many of the Funds use derivatives to take currency positions that are under- or over-weighted (in some cases significantly) relative to the currency exposure of their portfolios and their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money on both its holdings of a particular currency and the derivative. See also “Non-U.S. Investment Risk.”

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case GMO may decide to purchase U.S. dollars in a parallel market with an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk”).

• DERIVATIVES AND SHORT SALES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that their value may not change as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements, and other OTC contracts. Derivatives may relate to securities, commodities, currencies, currency exchange rates, interest rates, inflation rates, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the cost of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s fundamental fair (or intrinsic) value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs a greater risk of not being able to recover what it is owed if the counterparty defaults. Even when derivatives are required by contract to be collateralized, a Fund typically will not receive the collateral for one or more days after the collateral is required to be posted.

The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, GMO may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk”) and counterparty risk (see “Counterparty Risk”). These derivatives are also subject to documentation risk, which is the risk that ambiguities, inconsistencies or errors in the documentation relating to a derivative transaction may lead to a dispute with the counterparty or unintended investment results. In addition, see “Commodities Risk” for a discussion of risks specific to commodity-related derivatives. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk.”

A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders. In addition, the tax treatment of a Fund’s use of derivatives may be unclear because there is little case or other law interpreting the terms of most derivatives or determining their tax treatment. In addition, the Securities and Exchange Commission recently proposed a rule under the Investment Company Act of 1940, as amended (the “1940 Act”), regulating the use by registered investment companies of derivatives and many related instruments. That rule, if adopted as proposed, would, among other things, restrict a Fund’s ability to engage in derivatives transactions or so increase the cost of derivatives transactions that a Fund would be unable to implement its investment strategy.

Derivatives Regulation. The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and some other countries) are implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear.

Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements, for example, by requiring that funds provide more margin for their cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member at any time can require termination of an existing cleared derivatives position or an increase in margin requirements above those required at the outset of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member (see “Counterparty Risk”). Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member. Also, such documentation typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks may be more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), the Fund may be unable to execute all components of the package on the swap execution facility. In that case, the Fund would need to trade some components of the package on the swap execution facility and other components in another manner, which could subject the Fund to the risk that some components would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

The U.S. government and the European Union have adopted mandatory minimum margin requirements for bilateral derivatives. GMO expects that the Funds’ transactions will become subject to variation margin requirements under such rules in 2017 and initial margin requirements under such rules in 2020. Such requirements could increase the amount of margin a Fund needs to provide in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Funds, since the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they have historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members, which will take effect when rules imposing mandatory minimum margin requirements on bilateral swaps, as described above, become effective. These rules and regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Options. The Funds, particularly Risk Premium Fund, are permitted to write options. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time before the option’s expiration, the writer of an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. (The writer of a European-style option is not subject to this risk because the holder may only exercise the option on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO, and other funds advised by GMO will likely constitute such a group. When applicable, these limits restrict a Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund’s transactions in options, which could increase the taxes payable by shareholders. In particular, a Fund’s options transactions potentially could cause a substantial portion of the Fund’s distributions to consist of amounts taxable to shareholders subject to U.S. income tax at ordinary income tax rates. With respect to a Fund that makes extensive use of selling put options on various stock indices (such as Risk Premium Fund), a substantial portion of that Fund’s income could consist of short-term capital gains. See the Fund’s prospectus and statement of additional information for more information.

Short Investment Exposure. Some Funds may sell securities or currencies short as part of their investment programs in an attempt to increase their returns or for hedging purposes. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange a security or currency to replace the borrowed security or currency when the security or currency sold short has appreciated in value, thus resulting in a loss to the Fund. Purchasing a security or currency to close out a short position can itself cause the price of the security or currency to rise further, thereby exacerbating any losses. A Fund that sells short a security or currency it does not own also may have to pay borrowing fees to a broker and may be required to pay the broker any dividends or interest it receives on a borrowed security.

A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency.

Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• FOCUSED INVESTMENT RISK. Funds with investments that are focused in particular countries, regions, sectors, industries, or issuers that are subject to the same or similar risk factors and funds with investments whose prices are closely correlated are subject to greater overall risk than funds with investments that are more diversified and/or whose prices are not as closely correlated.

A Fund that invests in the securities of a small number of issuers has greater exposure to adverse developments affecting those issuers and to a decline in the market price of particular securities than Funds investing in the securities of a larger number of issuers. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically (or related) to a particular geographic region, country (e.g., Taiwan or Japan) or market (e.g., emerging markets) or to sectors within a region, country or market (e.g., Russian oil), have more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in the value of the currency of one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk.”

Because Resources Fund concentrates its investments in the natural resources sector, it is particularly exposed to adverse developments, including adverse price movements, affecting issuers in the natural resources sector and is subject to greater risks than a fund that invests in a wider range of industries. In addition, the market prices of securities of companies in the natural resources sector are often more volatile than those of securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry-wide supply and demand factors. Companies in the natural resources sector often have limited pricing power over the supplies they purchase and the products they sell, which can affect their profitability, and are often capital-intensive and use significant amounts of leverage. Projects in the natural resources sector may have long setup times and companies cannot ensure that the market will be favorable at the time the project begins production. Companies in the natural resources sector may also be subject to special risks associated with natural or man-made disasters. In addition, the natural resources sector can be especially affected by political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, the natural resource sector can be significantly affected by import controls, worldwide competition and cartels, changes in consumer sentiment and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Resources Fund’s concentration in the securities of natural resources companies exposes it to the price movements of natural resources to a greater extent than if it were more broadly diversified. Because Resources Fund invests primarily in the natural resources sector, it runs the risk of performing poorly during an economic downturn or decline in demand for natural resources.

Because Risk Premium Fund can have substantial exposure through a limited number of options contracts and because the Fund’s exposures may relate to relatively few stock indices, the Fund is subject to focused investment risk.

• FUND OF FUNDS RISK. Funds that invest in underlying funds (including underlying GMO Funds) are exposed to the risk that the underlying funds will not perform as expected. The Funds also are indirectly exposed to all of the risks to which the underlying funds are exposed.

Because a Fund bears the fees and expenses of an underlying fund and the in which it invests, absent reimbursement, the Fund will incur additional expenses when investing in an underlying fund. In addition, total Fund expenses will increase if a Fund makes a new or further investment in underlying funds with higher fees or expenses than the average fees and expenses of the underlying funds then in the Fund’s portfolio. In addition, to the extent a Fund invests in shares of underlying GMO Funds, it is indirectly subject to Large Shareholder Risk because those underlying GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk.”

Investments in ETFs involve the risk that an ETF’s performance may not track the performance of the index the ETF is designed to track. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same risks as other derivatives.

A Fund’s investments in one or more underlying funds could affect the amount, timing and character of its distributions and could cause the Fund to recognize taxable income in excess of the cash generated by such investments, requiring the Fund in turn to liquidate investments at disadvantageous times to generate cash needed to make required distributions.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent a Fund’s investments include asset-backed securities, distressed, defaulted or other low quality debt securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float adjusted market capitalizations, or emerging market securities, it is subject to increased illiquidity risk. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. Illiquidity risk also may be greater in times of financial stress. For example, TIPS have experienced periods of greatly reduced liquidity during disruptions in fixed income markets, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

A Fund may buy securities that are less liquid than those in its benchmark.

A Fund’s, and particularly Risk Premium Fund’s, ability to use options as part of its investment program depends on the liquidity of the options market. In addition, that market may not be liquid when a Fund seeks to close out an option position. Also, the hours of trading for options on an exchange may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for underlying securities that are not immediately reflected in the options markets. If a Fund receives a redemption request and is unable to close out an option it has sold, the Fund may temporarily be leveraged in relation to its assets.

• LARGE SHAREHOLDER RISK. To the extent a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may purchase or sell Fund shares. The Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Additionally, redemptions by a large shareholder also potentially limit the use of any capital loss carryforwards and other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization. In addition, to the extent a Fund invests in other GMO Funds subject to large shareholder risk, the Fund is indirectly subject to this risk.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times. In the case of Tax-Managed International Equities Fund, GMO’s tax-management strategies may be ineffective or limited by market conditions, the timing of cash flows into and out of the Fund, and current or future developments in tax legislation and regulation.

As described in the Fund summaries, for many Funds, GMO often uses quantitative models as part of its investment process. GMO’s models are not necessarily predictive of future market events and use simplifying assumptions that can limit their effectiveness. In addition, the data on which the models are based is subject to limitations (e.g., inaccuracies, staleness) that could adversely affect a Fund’s performance. The Funds also run the risk that GMO’s assessment of an investment (including a company’s fundamental fair (or intrinsic) value) may be wrong.

There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors could prevent a Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide a net asset value (“NAV”) for a Fund or share class on a timely basis. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have contractual limitations on their liability to the Funds for losses resulting from their errors.

The Funds and their service providers (including GMO) are susceptible to cyber-attacks and technological malfunctions that may have effects that are similar to those of a cyber-attack. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release or misappropriation of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent cyber-attacks, such plans and systems are subject to inherent limitations. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events (e.g., wars and terrorism) will disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Funds’ investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of a Fund’s investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trading practices, which could disrupt the orderly functioning of markets or reduce the value of investments traded in them, including investments of the Funds. Instances of fraud and other deceptive practices committed by senior management of certain companies in which a Fund invests may undermine GMO’s due diligence efforts with respect to such companies, and if such fraud is discovered, negatively affect the value of the Fund’s investments. In addition, when discovered, financial fraud may contribute to overall market volatility, which can negatively impact a Fund’s investment program. Financial fraud also may impact the rates or indices underlying a Fund’s investments.

While the U.S. government has always honored its credit obligations, a default by the U.S. government (as has been threatened in recent years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of several European Union countries, as well as the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or leaves the European Union or if the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could adversely affect the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Equities — Funds that invest in equities run the risk that the market price of an equity will decline. That decline may be attributable to factors affecting the issuer, such as poor performance by the company’s management or reduced demand for its goods or services, or to factors affecting a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. A decline also may result from general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and their market prices can decline in a rapid or unpredictable manner. If a Fund purchases an equity for less than its fundamental fair (or intrinsic) value as determined by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline due to GMO’s incorrect assessment of the equity’s fundamental fair (or intrinsic) value. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

Because of Risk Premium Fund’s emphasis on selling put options on stock indices, GMO expects its net asset value to decline when those indices decline in value. Also, Risk Premium Fund’s investment strategy of writing put options on stock indices can be expected to cause the Fund to underperform relative to those indices when those markets rise sharply because of the Fund’s lack of exposure to the upside of those markets.

Fixed Income Investments — Funds that invest in fixed income securities (including bonds, notes, bills, synthetic debt instruments, and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities, and sovereign and quasi-sovereign debt instruments, can decline due to uncertainty about their credit quality and the reliability of their payment streams. Some fixed income securities also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income security. When interest rates rise, these securities also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade securities (commonly referred to as “junk bonds”) may be particularly volatile. Often below investment grade securities are subject to greater sensitivity to interest rate and economic changes than higher rated bonds and can be more difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. See “Credit Risk” and “Illiquidity Risk” for more information about these risks.

A risk run by each Fund with a significant investment in fixed income securities is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater for Funds investing in fixed income securities with longer durations. In addition, in managing some Funds, GMO may seek to evaluate potential investments in part by considering the volatility of interest rates. The value of a Fund’s investments may be significantly reduced if GMO’s assessment proves incorrect.

The extent to which a fixed income security’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate securities have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate securities when interest rates rise but outperform them when interest rates decline. Fixed income securities paying no interest, such as zero coupon and principal-only securities, are subject to additional interest rate risk.

The market price of inflation-indexed bonds (including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”)) typically declines during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increases during periods of declining real interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities.

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless GMO waives or reduces its management fees.

Fixed income securities denominated in foreign currencies also are subject to currency risk. See “Currency Risk.”

In response to government intervention, economic or market developments, or other factors, fixed income markets may experience periods of high volatility, reduced liquidity or both. During those periods, a Fund could have unusually high shareholder redemptions, requiring it to generate cash by selling securities when it would otherwise not do so, including at unfavorable prices. Fixed income investments may be difficult to value during such periods. In recent periods, central banks and governmental financial regulators, including the U.S. Federal Reserve, have maintained historically low interest rates by purchasing bonds. Steps to curtail or “taper” such activities and other actions by central banks or regulators (such as intervention in foreign currency markets or currency controls) could have a material adverse effect on the Funds.

• MERGER ARBITRAGE RISK. Some Funds may engage in transactions in which a Fund purchases securities at prices below the value of the consideration GMO expects to be paid for them upon consummation of a proposed merger, exchange offer, tender offer, or other similar transaction (“merger arbitrage transactions”). The purchase price paid by the Fund may substantially exceed the market price of the securities before the announcement of the transaction.

If a Fund engages in a merger arbitrage transaction and that transaction later appears unlikely to be consummated or, in fact, is not consummated or is delayed, the market prices of the securities purchased by the Fund may decline sharply, resulting in losses to the Fund. The risk/reward payout of merger arbitrage strategies typically is asymmetric, as the losses in failed transactions often far exceed the gains in successful transactions. A merger arbitrage transaction can fail for many reasons, including regulatory and antitrust restrictions, political motivations, industry weakness, stock specific events, failed financings, and general market declines.

Merger arbitrage strategies depend for success on the overall volume of merger activity, which has historically been cyclical. When merger activity is low, GMO may be unable to identify enough opportunities to provide sufficient diversification.

Merger arbitrage strategies are subject to the risk of overall market movements, and a Fund may experience losses even if a transaction is consummated. A Fund’s investments in derivatives or short sales of securities to hedge or otherwise adjust long or short investment exposure in connection with a merger arbitrage transaction may not perform as GMO expected or may otherwise reduce the Fund’s gains or increase its losses. Also, a Fund may be unable to hedge against market fluctuations or other risks. In addition, a Fund that sells securities short that GMO expects it to receive upon consummation of a transaction but it does not actually receive (and thus has an unintended “naked” short position) may be required to cover its short position at a time when the securities sold short have appreciated in value, thus resulting in a loss.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of relatively few issuers. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

The following Funds are not diversified investment companies within the meaning of the 1940 Act:

•	Developed World Stock Fund
•	Quality Fund
•	Resources Fund
•	Risk Premium Fund
•	Tax-Managed International Equities Fund

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to more risks than Funds that invest only in U.S. securities. Non-U.S. securities markets often include securities of only a small number of companies in a limited number of industries. As a result, the market prices of many of the securities traded on those markets fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments, (ii) transactions in those investments, and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. A Fund’s decision to seek a refund is in its sole discretion, and, particularly in light of the cost involved, it may decide not to seek a refund, even if eligible. The outcome of a Fund’s efforts to obtain a refund may be unpredictable. Accordingly, a refund is not typically reflected in a Fund’s net asset value until it is received or until the Fund determines there is a high likelihood the refund will be received.

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, other government involvement in the economy or in the affairs of specific companies or industries (including in the case of wholly or partially state-owned enterprises), adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States with respect to brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in foreign currency exchange rates also affect the market value of a Fund’s non-U.S. investments (see “Currency Risk”).

The Funds need a license to invest directly in many non-U.S. securities markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license to invest in a particular market is terminated or suspended, to obtain exposure to that market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of a GMO client could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy or in the affairs of specific companies or industries (including in the case of wholly or partially state-owned enterprises); less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and enforcing legal judgments; and significantly smaller market capitalizations of issuers. In addition, the economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities.

• SMALL COMPANY RISK. Companies with smaller market capitalizations may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, may have inexperienced managers or may depend on a smaller group of key employees as compared to larger companies. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for securities of these companies.

Temporary Defensive Positions. Temporary defensive positions are positions that are inconsistent with a Fund’s principal investment strategies and are taken in attempting to respond to adverse market, economic, political or other conditions. The Funds normally do not take temporary defensive positions. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives to gain long investment exposure to securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and GMO believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which its equities are traded.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

The Funds may have investment exposures in excess of their net assets (i.e., they may be leveraged). While GMO expects that Risk Premium Fund’s option positions typically will be fully collateralized at the time when the Fund is selling them, from time to time the Fund may have investment exposures in excess of its net assets (i.e., it may be leveraged). For example, if Risk Premium Fund receives a redemption request and is unable to close out an option it had sold, the Fund may temporarily have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. Risk Premium Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

A Fund’s foreign currency exposure may differ significantly from the currencies in which its equities are traded.

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the period ended May 31, 2016, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Developed World Stock Fund	International Equity Fund	International Large/Mid Cap Equity Fund	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund	U.S. Equity Allocation
Forward currency contracts
Manage against anticipated currency exchange rate changes	X
Futures contracts
Adjust exposure to certain securities markets	X	X	X			X	X
Maintain the diversity and liquidity of the portfolio	X	X	X			X	X
Options (Written)
Substitute for direct equity investment					X
Swap contracts
Substitute for direct investments in securities	X						X
Rights and/or warrants
Received as a result of corporate actions	X	X		X		X

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market price of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was settled.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. “Quanto” options are cash-settled options in which the underlying asset (often an index) is denominated in a currency other than the currency in which the option is settled. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

For the period ended May 31, 2016, investment activity in options contracts written by the Funds was as follows:

	Puts			Calls

	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Risk Premium Fund
Outstanding, beginning of period	—	4,274	$6,771,097	—	—	$—
Options written	—	14,919	15,121,611	—	—	—
Options bought back	—	(5,291)	(6,102,570)	—	—	—
Options expired	—	(9,017)	(10,915,925)	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	—	4,885	$4,874,213	—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using industry models and inputs provided by primary pricing sources.

Swap contracts

The Funds may directly or indirectly use various swap contracts, including, without limitation, swaps on securities and securities indices, total return swaps, interest rate swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, municipal swaps, dividend swaps, volatility swaps, correlation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal). Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure as of May 31, 2016:

The risks referenced in the tables below are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Developed World Stock Fund
Assets:
Unrealized Appreciation on Forward Currency
Contracts	$—	$—	$296,584	$—	$—	$296,584

Total	$—	$—	$296,584	$—	$—	$296,584

International Equity Fund
Assets:
Investments, at value (rights and/or warrants)	$—	$182,461	$—	$—	$—	$182,461

Total	$—	$182,461	$—	$—	$—	$182,461

Resources Fund
Assets:
Investments, at value (rights and/or warrants)	$—	$11,058	$—	$—	$—	$11,058

Total	$—	$11,058	$—	$—	$—	$11,058

Risk Premium Fund
Liabilities:
Written Options, at value	$—	$(1,058,630)	$—	$—	$—	$(1,058,630)

Total	$—	$(1,058,630)	$—	$—	$—	$(1,058,630)

Tax-Managed International Equities Fund
Assets:
Investments, at value (rights and/or warrants)	$—	$20,236	$—	$—	$—	$20,236

Total	$—	$20,236	$—	$—	$—	$20,236

Subsequent Events

In June 2016, the Board of Trustees of GMO Trust approved a reverse stock split for International Small Companies Fund and Risk Premium Fund of one new share for every three current shares. The reverse splits were effective for shareholders of record after the close of the NYSE on July 14, 2016. Transactions in shares were effected at the relevant class’s post-split price starting July 15, 2016. The ticker symbols and cusips for the share classes did not change.

The reverse splits reduced the number of shares outstanding for the share classes, and resulted in a proportionate increase in the price per share of each share class. The reverse splits did not change the value of a shareholder’s investment. Every three pre-split shares held by a shareholder resulted in the receipt of one post-split share, which is priced three times higher than the pre-split shares.

Effective July 1, 2016, the Asset Allocation Team no longer has portfolio management responsibility for the funds managed by the Global Equity Team (as set forth in the prospectus), except for GMO Developed World Stock Fund and GMO Tax-managed International Equities Fund.

Also effective July 1, 2016, David Cowan and Chris Fortson are no longer involved in the portfolio management of the funds managed by the Global Equity Team, and Neil constable will serve as the sole Head of GMO’s Global Equity Team.

Subsequent to May 31, 2016, GMO International Large/Mid Cap Equity Fund and GMO U.S. Equity Allocation Fund received redemption requests in the amount of $381,758,657 and $1,537,960,027, respectively.

For additional information regarding the Funds, please see the Funds’ most recent annual or semiannual shareholder report available on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 87.5%

	Belgium — 0.2%
168	Anheuser-Busch InBev NV	21,235
96	Anheuser-Busch InBev NV Sponsored ADR	12,117

	Total Belgium	33,352

	Brazil — 1.4%
396	Banco Bradesco SA	2,686
21,600	CCR SA	91,155
803	CETIP SA	9,442
1,585	CPFL Energia SA	8,018
740	CPFL Energia SA ADR	7,459
7,900	Cyrela Brazil Realty SA Empreendimentos e Participacoes	20,987
1,955	Localiza Rent a Car SA	17,989
5,000	LPS Brasil Consultoria de Imoveis SA *	4,082
2,000	Multiplus SA	18,320
1,725	Raia Drogasil SA	27,563
8,900	Tim Participacoes SA	17,536
8,900	Tim Participacoes SA ADR	87,932

	Total Brazil	313,169

	Chile — 0.2%
3,500	Enersis Americas SA Sponsored ADR	26,740
1,800	Enersis Chile SA	10,224
344,016	Itau CorpBanca	2,750

	Total Chile	39,714

	China — 15.3%
459,002	Agricultural Bank of China Ltd – Class H	166,553
6,200	AIA Group Ltd	36,367
3,537	Alibaba Group Holding Ltd Sponsored ADR *	290,034
10,500	Anhui Conch Cement Co Ltd – Class H	25,377
507,500	Bank of China Ltd – Class H	207,218
56,000	Belle International Holdings Ltd	33,190
113,000	China Cinda Asset Management Co Ltd – Class H	36,828
569,160	China Communications Services Corp Ltd – Class H	268,659
819,320	China Construction Bank Corp – Class H	528,462
1,000	China Machinery Engineering Corp – Class H	643
64,834	China Mobile Ltd	739,067
1,300	China Mobile Ltd Sponsored ADR	73,385
11,200	China Overseas Property Holdings Ltd *	1,669
154,000	China Telecom Corp Ltd – Class H	71,521
123,000	Country Garden Holdings Co Ltd	48,999
3,500	Hengan International Group Co Ltd	31,567
201,500	Industrial & Commercial Bank of China Ltd – Class H	107,220
300	JD.com Inc ADR *	7,383
1,500	New Oriental Education & Technology Group Inc Sponsored ADR	63,375
1,400	People’s Insurance Co Group of China Ltd – Class H	559

Shares	Description	Value ($)
	China — continued
36,000	PICC Property & Casualty Co Ltd – Class H	65,688
8,400	Qingdao Haier Co Ltd – Class A	11,698
14,000	Shanghai Industrial Holdings Ltd	31,555
1,000	Shenzhou International Group Holdings Ltd	5,029
22,000	Sunac China Holdings Ltd	13,594
700	TAL Education Group ADR *	37,394
16,900	Tencent Holdings Ltd	375,076
14,000	Tong Ren Tang Technologies Co Ltd – Class H	22,919
83,000	Want Want China Holdings Ltd	58,897
38,000	Xinyi Glass Holdings Ltd	26,325
165,000	Yangzijiang Shipbuilding Holdings Ltd	109,669
12,000	Zhejiang Expressway Co Ltd – Class H	11,254

	Total China	3,507,174

	Colombia — 0.1%
2,600	Ecopetrol SA Sponsored ADR	22,776

	Czech Republic — 0.7%
1,186	CEZ AS	21,487
282	Philip Morris CR AS	144,258

	Total Czech Republic	165,745

	Egypt — 0.3%
4,601	Alexandria Mineral Oils Co	15,788
315,551	Orascom Telecom Media and Technology Holding SAE *	24,918
23,615	Telecom Egypt Co	23,741

	Total Egypt	64,447

	Greece — 1.2%
46,588	Alpha Bank AE *	124,441
46,032	Eurobank Ergasias SA *	49,581
157,572	National Bank of Greece SA *	49,162
159,022	Piraeus Bank SA *	46,879

	Total Greece	270,063

	India — 13.0%
708	Aditya Birla Nuvo Ltd	11,041
19,052	Asian Paints Ltd	279,628
4,547	Aurobindo Pharma Ltd	52,820
5,783	Axis Bank Ltd	44,287
133	Bajaj Finance Ltd	14,816
2,721	Berger Paints India Ltd	11,428
3,455	Cairn India Ltd	7,423
3,702	Fortis Healthcare Ltd *	8,877
46,075	HDFC Bank Ltd (a)	958,240
9,259	Hero MotoCorp Ltd	427,234
7	Housing Development Finance Corp Ltd	129
4,392	ICICI Bank Ltd	15,805
5,900	ICICI Bank Ltd Sponsored ADR	42,421
314	India Cements Ltd (The) *	439
4,384	Indiabulls Real Estate Ltd *	6,678

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	India — continued
3,693	IndusInd Bank Ltd	60,442
4,181	Kajaria Ceramics Ltd	67,725
4,255	LIC Housing Finance Ltd	29,708
3,752	Maruti Suzuki India Ltd	231,636
1,985	Mphasis Ltd	15,411
6,817	Muthoot Finance Ltd	23,636
2,125	SKS Microfinance Ltd *	20,538
64	Torrent Power Ltd	175
1,187	TVS Motor Co Ltd	5,018
4,671	UltraTech Cement Ltd	224,830
26,021	Yes Bank Ltd	396,198
1,208	Zee Entertainment Enterprises Ltd	7,948

	Total India	2,964,531

	Indonesia — 0.6%
8,300	Bank Central Asia Tbk PT	7,890
194,816	Bank Danamon Indonesia Tbk PT	46,765
72,800	Cikarang Listrindo Tbk PT * (b)	7,994
2,100	Gudang Garam Tbk PT	10,631
114,000	Indosat Tbk PT *	54,897
34,700	Telekomunikasi Indonesia Persero Tbk PT	9,434

	Total Indonesia	137,611

	Malaysia — 0.3%
14,300	AirAsia Berhad	7,964
4,922	Hong Leong Bank Berhad	15,932
36,800	Media Prima Berhad	12,564
5,400	Public Bank Berhad	25,004

	Total Malaysia	61,464

	Mexico — 1.3%
3,600	Alsea SAB de CV	13,642
20,176	Cemex SAB de CV CPO *	12,833
35,464	Cemex SAB de CV Sponsored ADR *	225,551
6,700	Grupo Financiero Banorte SAB de CV – Class O	35,096
600	Grupo Televisa SAB Sponsored ADR	16,044

	Total Mexico	303,166

	Philippines — 0.7%
10,940	BDO Unibank Inc	23,634
1,170	GT Capital Holdings Inc	34,900
19,100	Manila Water Co Inc	10,908
16,500	Puregold Price Club Inc	14,816
13,810	Robinsons Retail Holdings Inc	23,749
3,120	San Miguel Corp	5,467
16,390	Semirara Mining & Power Corp	45,189
12,350	SM Prime Holdings Inc	6,330

	Total Philippines	164,993

	Poland — 0.0%
1,010	Powszechny Zaklad Ubezpieczen SA	7,986

Shares	Description	Value ($)
	Qatar — 0.1%
4,225	Qatar Gas Transport Co Ltd Nakilat	27,082

	Russia — 10.7%
44,716	Gazprom Neft PAO	106,203
6,614	Gazprom Neft PAO Sponsored ADR	81,739
721	Global Ports Investments Plc (Registered Shares) *	2,343
4,168	Lenta Ltd 144A GDR *	28,509
1,652	Lukoil PJSC Sponsored ADR	62,986
282	Mail.ru Group Ltd GDR (Registered Shares) *	5,588
2,201	MegaFon OAO GDR	24,638
50,933	Mobile Telesystems PJSC ADR	446,173
46,657	Moscow Exchange MICEX-RTS OAO	77,149
6,709	Rosneft OJSC GDR (Registered)	32,371
69,800	Sberbank of Russia PJSC	139,519
57,586	Sberbank of Russia PJSC Sponsored ADR	491,573
1,448	Sistema JSFC Sponsored GDR (Registered Shares)	10,777
87,167	Surgutneftegas Sponsored ADR	440,182
15,984	Tatneft PAO Sponsored ADR	440,529
1,800	VimpelCom Ltd Sponsored ADR	6,840
485	X5 Retail Group NV GDR (Registered Shares) *	9,464
1,901	Yandex NV – Class A *	39,161

	Total Russia	2,445,744

	South Africa — 2.5%
158,017	African Bank Investments Ltd * (c)	10
1,951	BID Corp Ltd *	37,564
1,951	Bidvest Group Ltd (The)	15,563
15,933	FirstRand Ltd	43,051
6,075	Kumba Iron Ore Ltd *	31,277
10,396	Life Healthcare Group Holdings Ltd	25,414
49,429	MTN Group Ltd	385,133
75	Naspers Ltd – N Shares	11,035
5,275	Truworths International Ltd	31,571

	Total South Africa	580,618

	South Korea — 13.6%
4,048	BNK Financial Group Inc	29,676
18	CJ O Shopping Co Ltd	2,911
5,389	DGB Financial Group Inc	41,890
1,015	Dongbu Insurance Co Ltd	62,185
19	GS Home Shopping Inc	2,941
5,063	Hana Financial Group Inc	109,613
415	Hankook Tire Co Ltd	17,824
313	Hyundai Marine & Fire Insurance Co Ltd	8,298
2,914	Hyundai Mobis Co Ltd	623,176
1,931	Hyundai Motor Co	225,850
66	Hyundai Wia Corp	5,119
6,707	Industrial Bank of Korea	64,059
1,091	KB Financial Group Inc	31,127
325	KB Insurance Co Ltd	8,616
8,312	Kia Motors Corp	325,170
220	Korea Electric Power Corp	11,599
142	KT&G Corp	15,202

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	South Korea — continued
3,403	Kwangju Bank	25,970
267	LG Chem Ltd	60,610
89	Lotte Chemical Corp	21,172
11	NAVER Corp	6,635
233	Samsung Electro Mechanics Co Ltd	10,193
838	Samsung Electronics Co Ltd	907,040
196	Samsung Electronics Co Ltd GDR	107,172
1,211	Shinhan Financial Group Co Ltd	40,161
7,560	SK Hynix Inc	181,924
18,633	Woori Bank	155,400

	Total South Korea	3,101,533

	Switzerland — 0.1%
400	Luxoft Holding Inc *	25,976

	Taiwan — 19.3%
10,000	Advanced Semiconductor Engineering Inc	11,480
4,200	Advanced Semiconductor Engineering Inc ADR	23,688
5,894	Advantech Co Ltd	43,474
59,000	Asustek Computer Inc	506,128
24,000	Catcher Technology Co Ltd	181,906
121,000	Cathay Financial Holding Co Ltd	139,447
83,884	Chunghwa Telecom Co Ltd	283,002
828,577	Compal Electronics Inc	486,912
224,000	CTBC Financial Holding Co Ltd	117,269
4,210	Delta Electronics Inc	19,319
58,416	E.Sun Financial Holding Co Ltd	32,654
6,914	Far EasTone Telecommunications Co Ltd	15,915
11,000	Formosa Plastics Corp	26,614
10,656	Foxconn Technology Co Ltd	24,318
166,000	Fubon Financial Holding Co Ltd	195,568
244,523	Hon Hai Precision Industry Co Ltd	599,235
938	Largan Precision Co Ltd	78,039
91,908	Lite-On Technology Corp	118,157
46,176	MediaTek Inc	311,180
67,000	Mega Financial Holding Co Ltd	49,057
34,000	Pegatron Corp	70,616
21,000	Pou Chen Corp	28,117
6,100	Powertech Technology Inc	13,136
2,000	President Chain Store Corp	15,159
830,200	ProMOS Technologies Inc * (c) (d)	—
80,715	Quanta Computer Inc	143,252
1,629	Siliconware Precision Industries Co Ltd	2,643
242,863	Taishin Financial Holding Co Ltd	91,453
19,308	Taiwan Mobile Co Ltd	65,938
38,000	Taiwan Semiconductor Manufacturing Co Ltd	181,819
11,300	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	279,336
371,374	Wistron Corp	238,031
1,000	Wowprime Corp *	3,660
22,577	Yuanta Financial Holding Co Ltd	7,602

	Total Taiwan	4,404,124

Shares	Description	Value ($)
	Thailand — 1.5%
143,200	Bangkok Dusit Medical Services Pcl (Foreign Registered)	96,460
345,700	Chularat Hospital Pcl (Foreign Registered)	28,024
11,500	CP ALL Pcl (Foreign Registered)	15,994
6,600	Intouch Holdings Pcl (Foreign Registered) (a)	10,247
18,100	Intouch Holdings Pcl NVDR	28,372
74,700	Jasmine International Pcl (Foreign Registered)	9,869
2,300	Kasikornbank Pcl NVDR	11,186
12,200	PTT Global Chemical Pcl (Foreign Registered)	20,273
117,433	Quality Houses Pcl (Foreign Registered)	7,679
26,180	Ratchaburi Electricity Generating Holding Pcl (Foreign Registered)	37,718
312,533	Sansiri Pcl (Foreign Registered)	13,803
27,200	SPCG Pcl	15,822
20,500	Thai Beverage Pcl	13,017
12,000	Tisco Financial Group Pcl (Foreign Registered) (a)	14,430
74,400	TTW Pcl (Foreign Registered)	21,869

	Total Thailand	344,763

	Turkey — 3.9%
26,120	Akbank TAS	70,475
576	Arcelik AS	3,826
2,683	Dogus Otomotiv Servis ve Ticaret AS	9,915
58,440	Eregli Demir ve Celik Fabrikalari TAS	81,497
29,580	Haci Omer Sabanci Holding AS	92,019
2,353	Koza Altin Isletmeleri AS *	10,943
46	Turk Hava Yollari AO *	97
34,892	Turk Telekomunikasyon AS	71,233
1,100	Turk Traktor ve Ziraat Makineleri AS	30,344
72,297	Turkcell Iletisim Hizmetleri AS	264,213
2,300	Turkcell Iletisim Hizmetleri AS ADR *	21,160
15,040	Turkiye Garanti Bankasi AS	38,486
30,113	Turkiye Halk Bankasi AS	90,622
22,187	Turkiye Is Bankasi – Class C	33,861
51,647	Turkiye Vakiflar Bankasi TAO – Class D	77,950

	Total Turkey	896,641

	United Kingdom — 0.5%
563	British American Tobacco Plc	34,249
1,668	Unilever Plc	75,977
200	Unilever Plc Sponsored ADR	9,112

	Total United Kingdom	119,338

	TOTAL COMMON STOCKS (COST $22,551,034)	20,002,010

	PREFERRED STOCKS — 7.3%

	Brazil — 1.5%
181	Banco Bradesco SA	1,142
28,300	Banco do Estado do Rio Grande do Sul SA – Class B	65,393

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	Brazil — continued
41,245	Companhia Energetica de Minas Gerais Sponsored ADR	61,455
4,400	Itau Unibanco Holding SA Sponsored ADR	35,244
89,811	Itausa-Investimentos Itau SA	177,455

	Total Brazil	340,689

	Russia — 3.4%
51,322	Sberbank	70,827
966,641	Surgutneftegaz OJSC	603,962
39	Transneft	100,284

	Total Russia	775,073

	South Korea — 2.4%
2,525	Hyundai Motor Co	222,255
358	Samsung Electronics Co Ltd (Non-Voting)	318,695
7	Samsung Electronics Co Ltd GDR (Registered Shares)	3,126

	Total South Korea	544,076

	TOTAL PREFERRED STOCKS (COST $1,966,130)	1,659,838

	INVESTMENT FUNDS — 3.7%

	Thailand — 0.7%
201,000	BTS Rail Mass Transit Growth Infrastructure Fund	66,412
208,400	Digital Telecommunications Infrastructure Fund (Foreign Registered)	83,392

	Total Thailand	149,804

	United States — 3.0%
20,756	iShares MSCI Emerging Markets ETF	687,646

	TOTAL INVESTMENT FUNDS (COST $846,269)	837,450

	RIGHTS/WARRANTS — 0.0%

	Thailand — 0.0%
78,133	Sansiri PCL Warrants, Expires 11/24/17 *	241

	TOTAL RIGHTS/WARRANTS (COST $0)	241

Shares / Par Value		Description	Value ($)
		MUTUAL FUNDS — 0.0%

		United States — 0.0%
		Affiliated Issuers
	233	GMO U.S. Treasury Fund	5,813

		TOTAL MUTUAL FUNDS (COST $5,813)	5,813

		SHORT-TERM INVESTMENTS — 0.6%

		Time Deposits — 0.6%
GBP	540	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.10%, due 06/01/16	782
HKD	58,065	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/16	7,472
SGD	7,425	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 06/01/16	5,392
ZAR	8,621	Brown Brothers Harriman (Grand Cayman) Time Deposit, 6.67%, due 06/01/16	548
USD	45,648	Citibank (New York) Time Deposit, 0.15%, due 06/01/16	45,648
USD	39,659	JPMorgan Chase (New York) Time Deposit, 0.15%, due 06/01/16	39,659
USD	45,648	Sumitomo (Tokyo) Time Deposit, 0.15%, due 06/01/16	45,648

		TOTAL TIME DEPOSITS (COST $145,149)	145,149

		TOTAL SHORT-TERM INVESTMENTS (COST $145,149)	145,149

		TOTAL INVESTMENTS — 99.1% (Cost $25,514,395)	22,650,501
		Other Assets and Liabilities (net) — 0.9%	209,547

		TOTAL NET ASSETS — 100.0%	$22,860,048

Additional information on each restricted security is as follows:

Issuer Description	Acquisition Date	Acquisition Cost	Value as a Percentage of Fund’s Net Assets	Value as of May 31, 2016
Cikarang Listrindo Tbk PT	5/27/16	$8,039	0.03%	$7,994

				$7,994

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

A summary of outstanding financial instruments at May 31, 2016 is as follows:

Written Options

Equity Options

Number of Contracts		Expiration Date	Description	Premiums	Value
Call	2	04/21/2017	Unilever Plc, Strike 33.00	$648	$(432)

As of May 31, 2016, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

ETF - Exchange-Traded Fund

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

NVDR - Non-Voting Depository Receipt

OJSC - Open Joint-Stock Company

PJSC - Private Joint-Stock Company

*	Non-income producing security.

(a)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(b)	The security is restricted as to resale.

(c)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees.
(d)	Bankrupt issuer.

Currency Abbreviations:

GBP - British Pound

HKD - Hong Kong Dollar

SGD - Singapore Dollar

USD - United States Dollar

ZAR - South African Rand

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 79.1%

	Belgium — 0.9%
151,009	Anheuser-Busch InBev NV Sponsored ADR	19,060,356

	Brazil — 2.2%
864,445	CETIP SA	10,164,453
5,332,821	LPS Brasil Consultoria de Imoveis SA *	4,353,504
200,000	Ouro Fino Saude Animal Participacoes SA	2,490,038
1,821,800	Raia Drogasil SA	29,109,678

	Total Brazil	46,117,673

	China — 10.7%
6,546,600	AIA Group Ltd	38,400,039
268,600	Alibaba Group Holding Ltd Sponsored ADR *	22,025,200
325,200	JD.com Inc ADR *	8,003,172
4,765,000	Qingdao Haier Co Ltd – Class A	6,635,988
726,231	TAL Education Group ADR *	38,795,260
4,283,600	Tencent Holdings Ltd	95,069,562
7,183,440	Tong Ren Tang Technologies Co Ltd – Class H	11,759,939

	Total China	220,689,160

	France — 0.7%
125,187	Pernod Ricard SA	13,643,134

	India — 20.4%
751,607	Aditya Birla Nuvo Ltd	11,720,899
1,651,193	Asian Paints Ltd	24,234,672
1,588,372	Axis Bank Ltd	12,164,035
96,256	Bajaj Finance Ltd	10,722,803
2,990,400	Berger Paints India Ltd	12,559,355
1,178,365	CMI Ltd (a)	4,289,891
3,913,240	Fortis Healthcare Ltd *	9,383,224
3,052,340	Gateway Distriparks Ltd	13,259,629
2,110,969	Gayatri Projects Ltd (a)	17,805,169
344,522	Greenply Industries Ltd	1,080,391
1,174,432	HDFC Bank Ltd (b)	24,425,137
636,390	Hero MotoCorp Ltd	29,364,647
2,830,811	India Cements Ltd (The) *	3,960,995
4,651,060	Indiabulls Real Estate Ltd *	7,085,017
3,815,924	IndusInd Bank Ltd	62,454,137
586,158	J Kumar Infraprojects Ltd (b)	2,127,445
4,439,749	LIC Housing Finance Ltd	30,997,740
146,802	Multi Commodity Exchange of India Ltd	2,081,029
4,881,973	Muthoot Finance Ltd	16,926,658
2,127,574	Narayana Hrudayalaya Ltd *	9,950,378
1,607,271	Sangam India Ltd	6,577,082
2,207,970	SKS Microfinance Ltd *	21,339,610
259,078	Supreme Industries Ltd	3,722,215
1,179,818	Techno Electric & Engineering Co Ltd	9,585,400

Shares	Description	Value ($)
	India — continued
991,196	Torrent Power Ltd	2,714,156
1,230,665	TVS Motor Co Ltd	5,202,766
208,376	UltraTech Cement Ltd	10,029,806
2,975,360	Yes Bank Ltd	45,303,126
1,296,915	Zee Entertainment Enterprises Ltd	8,532,952

	Total India	419,600,364

	Indonesia — 1.8%
8,461,900	Bank Central Asia Tbk PT	8,043,603
78,008,400	Cikarang Listrindo Tbk PT (c)	8,566,076
2,153,800	Gudang Garam Tbk PT	10,903,537
35,931,700	Telekomunikasi Indonesia Persero Tbk PT	9,768,622

	Total Indonesia	37,281,838

	Malaysia — 0.8%
15,338,300	AirAsia Berhad	8,541,635
22,234,644	Media Prima Berhad	7,591,147

	Total Malaysia	16,132,782

	Mexico — 3.9%
3,699,400	Alsea SAB de CV	14,018,505
20,321,704	Cemex SAB de CV CPO *	12,926,263
6,891,400	Grupo Financiero Banorte SAB de CV – Class O	36,098,476
629,200	Grupo Televisa SAB Sponsored ADR	16,824,808

	Total Mexico	79,868,052

	Philippines — 7.0%
11,663,190	BDO Unibank Inc	25,196,640
8,265,654	Concepcion Industrial Corp	8,196,081
774,349	GT Capital Holdings Inc	23,098,180
3,036,720	Philippine Seven Corp	8,072,857
17,629,200	Puregold Price Club Inc	15,830,130
14,730,030	Robinsons Retail Holdings Inc	25,330,710
11,331,422	Semirara Mining & Power Corp	31,241,701
13,537,800	SM Prime Holdings Inc	6,938,805

	Total Philippines	143,905,104

	Qatar — 1.2%
3,772,012	Qatar Gas Transport Co Ltd Nakilat	24,178,469

	Russia — 4.1%
1,269,258	Global Ports Investments Plc GDR (Registered Shares) *	4,124,813
6,582,870	Moscow Exchange MICEX-RTS OAO	10,884,940
6,299,734	Sberbank of Russia PJSC Sponsored ADR	53,776,596
996,379	Sollers PAO *	6,405,487
434,901	X5 Retail Group NV GDR (Registered Shares) *	8,486,242

	Total Russia	83,678,078

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	South Africa — 1.5%
4,514,988	Life Healthcare Group Holdings Ltd	11,037,223
62,530	Naspers Ltd – N Shares	9,200,397
1,852,313	Truworths International Ltd	11,086,095

	Total South Africa	31,323,715

	South Korea — 2.6%
45,550	BGF retail Co Ltd	8,392,903
17,591	CJ O Shopping Co Ltd	2,844,830
20,537	GS Home Shopping Inc	3,179,309
29,956	Hyundai Home Shopping Network Corp	3,377,083
233,467	Korea Electric Power Corp	12,309,395
148,677	KT&G Corp	15,916,738
10,634	NAVER Corp	6,413,909

	Total South Korea	52,434,167

	Taiwan — 3.5%
7,606,000	Chunghwa Telecom Co Ltd	25,660,560
17,079,489	E.Sun Financial Holding Co Ltd	9,547,173
1,874,000	President Chain Store Corp	14,203,837
6,881,000	Taiwan Mobile Co Ltd	23,499,092

	Total Taiwan	72,910,662

	Thailand — 8.3%
47,605,050	Bangkok Dusit Medical Services Pcl (Foreign Registered)	32,066,734
6,431,800	Carabao Group Pcl (Foreign Registered)	7,786,075
171,545,000	Chularat Hospital Pcl (Foreign Registered)	13,906,031
12,139,300	CP ALL Pcl (Foreign Registered)	16,882,936
7,582,900	CPN Retail Growth Leasehold Property Fund (Foreign Registered)	3,989,054
7,920,400	Intouch Holdings Pcl (Foreign Registered) (b)	12,297,414
5,199,200	Intouch Holdings Pcl NVDR	8,149,901
80,263,300	Jasmine International Pcl (Foreign Registered)	10,604,416
2,429,300	Kasikornbank Pcl NVDR	11,814,470
7,724,200	Major Cineplex Group Pcl (Foreign Registered)	6,796,450
23,685,000	Quality Houses Pcl (Foreign Registered)	1,548,836
14,505,900	SPCG Pcl	8,438,160
22,293,600	Thai Beverage Pcl	14,156,169
8,436,700	Tisco Financial Group Pcl (Foreign Registered) (b)	10,144,974
89,340,300	WHA Corp Pcl (Foreign Registered) *	8,302,583
14,575,300	WHA Premium Growth Freehold & Leasehold Real Estate Investment Trust (Foreign Registered) *	4,120,659

	Total Thailand	171,004,862

	Turkey — 2.3%
2,823,480	Dogus Otomotiv Servis ve Ticaret AS	10,434,109
514,070	Turk Traktor ve Ziraat Makineleri AS	14,180,808

Shares / Par Value ($)	Description	Value ($)
	Turkey — continued
9,208,759	Turkiye Garanti Bankasi AS	23,564,191

	Total Turkey	48,179,108

	United Kingdom — 5.7%
593,903	British American Tobacco Plc	36,128,479
1,761,663	Unilever Plc	80,243,241

	Total United Kingdom	116,371,720

	Vietnam — 1.5%
4,845,343	Vietnam Dairy Products JSC	30,751,022

	TOTAL COMMON STOCKS (COST $1,588,801,953)	1,627,130,266

	PREFERRED STOCKS — 1.6%

	Brazil — 1.6%
4,137,400	Itau Unibanco Holding SA	33,260,867

	TOTAL PREFERRED STOCKS (COST $36,280,231)	33,260,867

	INVESTMENT FUNDS — 9.8%

	China — 0.7%
393,900	iShares China Large-Cap ETF	13,254,735

	Philippines — 1.0%
574,400	iShares MSCI Philippines ETF (a)	21,453,840

	Thailand — 4.1%
58,659,184	BTS Rail Mass Transit Growth Infrastructure Fund	19,381,308
103,959,292	Digital Telecommunication Infrastructure Fund	41,599,885
30,931,600	Jasmine Broadband Internet Infrastructure Fund	8,439,666
46,442,600	TICON Industrial Growth Leasehold Property Fund (a)	15,598,124

	Total Thailand	85,018,983

	United States — 4.0%
2,492,165	iShares MSCI Emerging Markets ETF	82,565,426

	TOTAL INVESTMENT FUNDS (COST $192,383,854)	202,292,984

	DEBT OBLIGATIONS — 4.2%

	Brazil — 0.9%
19,900,000	Itau Unibanco Holding SA, 5.13%, due 05/13/23	19,024,400

	Mexico — 1.8%
18,814,000	Cemex Finance LLC, 6.00%, due 04/01/24	18,368,108

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Par Value ($) / Shares	Description	Value ($)
	Mexico — continued
20,031,000	Cemex SAB de CV, 144A, 5.70%, due 01/11/25	18,829,140

	Total Mexico	37,197,248

	Russia — 1.5%
28,400,000	Sberbank of Russia Via SB Capital SA, 5.72%, due 06/16/21	30,139,500

	TOTAL DEBT OBLIGATIONS (COST $82,171,232)	86,361,148

	RIGHTS/WARRANTS — 0.4%

	China — 0.4%
767,900	Jiangsu Yanghe Brewery Joint Stock Co Ltd. Warrants, Expires 05/14/18 *	7,968,202

	TOTAL RIGHTS/WARRANTS (COST $7,979,009)	7,968,202

	MUTUAL FUNDS — 1.8%

	United States — 1.8%
	Affiliated Issuers
1,474,485	GMO U.S. Treasury Fund	36,862,133

	TOTAL MUTUAL FUNDS (COST $36,876,868)	36,862,133

	Par Value ($)	Description	Value ($)
		SHORT-TERM INVESTMENTS — 2.1%

		Time Deposits — 0.2%
GBP	8	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.10%, due 06/01/16	11
HKD	3,338,773	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/16	429,659
USD	3,725,909	Sumitomo (Tokyo) Time Deposit, 0.15%, due 06/01/16	3,725,909

		Total Time Deposits	4,155,579

		U.S. Government — 1.9%
	5,500,000	U.S. Treasury Bill, 0.13%, due 06/09/16 (d)	5,499,818
	4,500,000	U.S. Treasury Bill, 0.05%, due 06/23/16 (d)	4,499,492
	2,000,000	U.S. Treasury Bill, 0.34%, due 09/01/16 (d) (e)	1,998,266
	17,500,000	U.S. Treasury Bill, 0.43%, due 10/20/16 (d) (e)	17,470,985
	10,000,000	U.S. Treasury Bill, 0.47%, due 11/03/16 (d) (e)	9,980,540

		Total U.S. Government	39,449,101

		TOTAL SHORT-TERM INVESTMENTS (COST $43,612,197)	43,604,680

		TOTAL INVESTMENTS — 99.0% (Cost $1,988,105,344)	2,037,480,280
		Other Assets and Liabilities (net) — 1.0%	20,924,719

		TOTAL NET ASSETS — 100.0%	$2,058,404,999

Additional information on each restricted security is as follows:

Issuer Description	Acquisition Date	Acquisition Cost	Value as a Percentage of Fund’s Net Assets	Value as of May 31, 2016
Cikarang Listrindo Tbk PT	5/27/16	8,700,782	0.42%	$8,566,076

A summary of outstanding financial instruments at May 31, 2016 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
08/31/2016	MSCI	INR	6,939,000,000	USD	100,000,000	$(1,744,868)
08/31/2016	MSCI	KRW	76,909,787,963	USD	64,275,980	(213,193)
07/27/2016	GS	THB	6,393,488,527	USD	176,792,605	(2,009,974)
08/31/2016	MSCI	TWD	7,374,660,000	USD	226,840,333	935,599
07/27/2016	GS	USD	177,236,529	THB	6,393,488,527	1,566,051
08/31/2016	MSCI	USD	101,360,659	INR	6,939,000,000	384,208
08/31/2016	MSCI	USD	64,892,798	KRW	76,909,787,963	(403,624)
08/31/2016	MSCI	USD	226,993,249	TWD	7,374,660,000	(1,088,516)

						$(2,574,317)

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
1,272	Mini MSCI Emerging Markets	June 2016	$51,236,160	$281,302

Sales
3,229	SGX CNX Nifty Index 50	June 2016	$52,829,826	$(2,565,383)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

Written Options

Equity Options

Number of Contracts			Expiration Date	Description	Premiums	Value
Call	USD	2,557	01/20/2017	Alibaba Group, Strike 77.50	$2,203,215	$(2,661,837)
Call	GBP	2,172	04/21/2017	Unilever Plc, Strike 33.00	703,777	(468,964)

					$2,906,992	$(3,130,801)

Swap Contracts

Total Return Swaps

Notional Amount		Expiration Date	Counter- party	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
12,170,791	USD	4/3/2017	GS	Fixed Rate	Total Return on Wuliangye Yibin Co Ltd	$645,178

						$645,178

					Premiums to (Pay) Receive	$—

As of May 31, 2016, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

ETF - Exchange-Traded Fund

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

JSC - Joint-Stock Company

NVDR - Non-Voting Depository Receipt

OJSC - Open Joint-Stock Company

PJSC - Private Joint-Stock Company

*	Non-income producing security.

(a)	Affiliated company.

(b)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(c)	The security is restricted as to resale.

(d)	The rate shown represents yield-to-maturity.

(e)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Counterparty Abbreviations:

GS - Goldman Sachs International

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

GBP - British Pound

HKD - Hong Kong Dollar

INR - Indian Rupee

KRW - South Korean Won

THB - Thai Baht

TWD - Taiwan Dollar

USD - United States Dollar

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 90.4%

	Belgium — 0.1%
9,623	Anheuser-Busch InBev NV	1,216,308
28,725	Anheuser-Busch InBev NV Sponsored ADR	3,625,670

	Total Belgium	4,841,978

	Brazil — 4.1%
7,218,700	AES Tiete Energia SA	28,386,575
390,600	Banco do Brasil SA	1,780,269
227,395	CETIP SA	2,673,792
1,516,200	Cia Hering	5,337,078
2,242,536	CPFL Energia SA	11,344,243
744,583	CPFL Energia SA ADR	7,505,397
3,945,300	Cyrela Brazil Realty SA Empreendimentos e Participacoes	10,481,204
1,177,400	Direcional Engenharia SA	1,726,871
3,908,500	EDP-Energias do Brasil SA	13,206,438
2,247,300	Equatorial Energia SA	28,358,667
1,245,247	Ez Tec Empreendimentos e Participacoes SA	5,430,898
608,471	Grendene SA	2,785,065
1,114,200	Grupo BTG Pactual	5,596,283
1,197,700	LPS Brasil Consultoria de Imoveis SA *	977,755
4,371,500	MRV Engenharia e Participacoes SA	11,927,991
732,300	Multiplus SA	6,707,751
77,300	Ouro Fino Saude Animal Participacoes SA	962,400
311,700	Raia Drogasil SA	4,980,506
2,605,700	Tractebel Energia SA	25,583,971
4,535,951	Transmissora Alianca de Energia Eletrica SA	23,661,356
3,552,400	Via Varejo SA	6,124,489

	Total Brazil	205,538,999

	Chile — 0.2%
532,478	Empresa Nacional de Electricidad SA	461,315
331,641	Endesa Americas SA	138,662
15,151,992	Enersis Americas SA	2,297,903
882,800	Enersis Americas SA Sponsored ADR	6,744,592
4,394,130	Enersis Chile SA	503,859
401,600	Enersis Chile SA ADR	2,281,088

	Total Chile	12,427,419

	China — 15.9%
121,174,290	Agricultural Bank of China Ltd – Class H	43,969,251
1,503,900	AIA Group Ltd	8,821,345
3,034,705	Aier Eye Hospital Group Co Ltd – Class A	15,174,115
514,828	Alibaba Group Holding Ltd Sponsored ADR *	42,215,896
1,121,243	Anhui Conch Cement Co Ltd – Class A	2,589,569
398,000	Anhui Conch Cement Co Ltd – Class H	961,887
179,100	Autohome Inc ADR *	4,439,889

Shares	Description	Value ($)
	China — continued
118,249,682	Bank of China Ltd – Class H	48,282,757
16,931,000	Belle International Holdings Ltd	10,034,721
93,500	Changyou.com Ltd ADR *	1,801,745
67,942,200	China Communications Services Corp Ltd – Class H	32,070,598
202,461,106	China Construction Bank Corp – Class H	130,587,602
1,397,734	China International Travel Service Corp Ltd – Class A	9,364,681
4,121,000	China Lesso Group Holdings Ltd	2,176,390
20,864,000	China Machinery Engineering Corp – Class H	13,409,005
10,039,237	China Mobile Ltd	114,441,060
489,700	China Mobile Ltd Sponsored ADR	27,643,565
10,668,000	China Telecom Corp Ltd – Class H	4,954,418
2,840,500	China ZhengTong Auto Services Holdings Ltd	1,032,050
639,012	CKH Food & Health Ltd *	1,491,741
1,584,800	Dongfang Electrical Machinery Co Ltd – Class H	1,204,489
2,468,000	FIH Mobile Ltd	817,477
194,400	Fuyao Glass Industry Group Co Ltd – Class H *	453,440
10,850,000	Geely Automobile Holdings Ltd	5,715,725
644,500	Golden Throat Holdings Group Co Ltd	592,517
40,422,000	GOME Electrical Appliances Holding Ltd	4,844,242
379,000	Haier Electronics Group Co Ltd	617,060
601,000	Haitian International Holdings Ltd	960,476
13,414,000	Harbin Electric Co Ltd – H *	4,939,568
358,000	Hengan International Group Co Ltd	3,228,825
10,020,000	Hua Han Health Industry Holdings Ltd	966,936
14,223,000	Huabao International Holdings Ltd *	5,506,296
65,633,947	Industrial & Commercial Bank of China Ltd – H	34,924,270
67,500	JD.com Inc ADR *	1,661,175
4,338,918	Jiangsu Expressway Co Ltd – Class A	5,591,998
688,000	Jiangsu Expressway Co Ltd – Class H	944,776
161,000	Jiangsu Yanghe Brewery Joint-Stock Co Ltd – Class A	1,673,657
179,603	Kweichow Moutai Co Ltd	7,238,346
5,280,000	Lianhua Supermarket Holdings Co Ltd – Class H *	1,969,674
13,984,800	Lonking Holdings Ltd	2,052,241
136,600	New Oriental Education & Technology Group Inc Sponsored ADR	5,771,350
25,613,500	Parkson Retail Group Ltd	2,374,310
1,046,000	PAX Global Technology Ltd	883,564
10,978,000	Peak Sport Products Co Ltd	3,116,742
1,728,942	Qingdao Haier Co Ltd – Class A	2,407,815
17,701,000	Real Nutriceutical Group Ltd	1,693,248
2,927,665	SAIC Motor Corp Ltd – Class A	9,018,713
794,000	Shenzhen Expressway Co Ltd – Class H	684,540
9,296,000	Shougang Fushan Resources Group Ltd	1,445,843
11,152,000	Sinopec Engineering Group Co Ltd – Class H	9,767,260

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	China — continued
2,904,000	Skyworth Digital Holdings Ltd	1,754,742
1,151,000	Sun Art Retail Group Ltd	721,471
239,000	Sunny Optical Technology Group Co Ltd	826,239
152,206	TAL Education Group ADR *	8,130,845
3,265,900	Tencent Holdings Ltd	72,482,884
1,969,880	Tong Ren Tang Technologies Co Ltd – Class H	3,224,871
674,000	TravelSky Technology Ltd – Class H	1,275,546
2,039,933	Tus-Sound Environmental Resources Co Ltd	9,339,269
17,023,000	Universal Health International Group Holding Ltd	1,226,968
15,572,000	Want Want China Holdings Ltd	11,049,919
128,900	Weibo Corp Sponsored ADR *	3,427,451
915,778	Weichai Power Co Ltd – Class A	1,102,450
392,000	Weichai Power Co Ltd – Class H	457,286
2,028,816	Weifu High-Technology Group Co Ltd – Class A	5,413,153
545,000	WH Group Ltd	419,402
1,134,000	Wisdom Sports Group *	390,491
1,614,500	XTEP International Holdings Ltd.	855,762
110,100	Xunlei Ltd ADR *	702,438
45,401,580	Yangzijiang Shipbuilding Holdings Ltd	30,176,704
5,460,000	Zhejiang Expressway Co Ltd – Class H	5,120,625

	Total China	796,627,374

	Colombia — 0.1%
598,800	Ecopetrol SA Sponsored ADR	5,245,488

	Czech Republic — 0.1%
7,208	Philip Morris CR AS	3,687,281

	Egypt — 0.4%
72,901,415	Orascom Telecom Media And Technology Holding SAE *	5,756,872
11,788,662	Telecom Egypt Co	11,851,309

	Total Egypt	17,608,181

	Greece — 1.2%
10,466,666	Alpha Bank AE *	27,957,382
10,341,896	Eurobank Ergasias SA *	11,139,172
35,399,812	National Bank of Greece SA *	11,044,756
35,717,726	Piraeus Bank SA *	10,529,425

	Total Greece	60,670,735

	Hong Kong — 0.0%
70,000	AAC Technologies Holdings Inc	566,218

	India — 14.0%
1,593,344	Adani Transmission Ltd *	749,489
159,553	Aditya Birla Nuvo Ltd	2,488,142
597,637	Apollo Tyres Ltd	1,391,634
3,434,510	Asian Paints Ltd	50,408,536

Shares	Description	Value ($)
	India — continued
1,422,392	Aurobindo Pharma Ltd	16,522,977
755,725	Axis Bank Ltd	5,787,476
23,610	Bajaj Finance Ltd	2,630,126
613,384	Berger Paints India Ltd	2,576,146
17,784	Bharat Electronics Ltd	310,786
1,583,137	Cairn India Ltd	3,401,449
27,355	Ceat Ltd	374,164
301,113	CMI Ltd	1,096,216
133,364	Coal India Ltd	577,799
251,119	Dewan Housing Finance Corp Ltd	740,781
621,610	Federal Bank Ltd *	481,278
1,022,118	Fortis Healthcare Ltd *	2,450,849
681,051	Gateway Distriparks Ltd	2,958,544
3,380,000	Gayatri Projects Ltd (a) (b) *	28,508,932
73,588	Greenply Industries Ltd	230,766
11,142,997	HDFC Bank Ltd (c)	231,745,412
1,772,793	Hero MotoCorp Ltd	81,801,161
782,665	ICICI Bank Ltd	2,816,527
180,600	ICICI Bank Ltd Sponsored ADR	1,298,514
2,583,999	IDBI Bank Ltd	2,598,010
5,525,586	IDFC Ltd (c)	4,513,148
8,759,441	IFCI Ltd	3,142,202
918,673	India Cements Ltd (The) *	1,285,448
988,940	Indiabulls Real Estate Ltd *	1,506,465
914,765	IndusInd Bank Ltd	14,971,697
228,791	J Kumar Infraprojects Ltd (c)	830,391
2,987,560	Jai Balaji Industries Ltd *	311,631
621,117	Karnataka Bank Ltd (The)	1,181,289
1,709,182	Kiri Industries Ltd * (b)	5,055,163
986,600	LIC Housing Finance Ltd	6,888,311
2,569,292	Manappuram Finance Ltd	2,045,096
842,875	Maruti Suzuki India Ltd	52,036,365
355,698	Mphasis Ltd	2,761,448
168,983	Multi Commodity Exchange of India Ltd	2,395,461
1,738,208	Muthoot Finance Ltd	6,026,672
453,157	Narayana Hrudayalaya Ltd *	2,119,354
2,879,449	NMDC Ltd	3,779,284
803,716	Reliance Capital Ltd	4,891,668
532,104	Sangam India Ltd	2,177,412
760	Shriram Transport Finance Co Ltd	13,293
538,864	SKS Microfinance Ltd *	5,208,018
2,849,814	South Indian Bank Ltd (The)	807,284
134,974	Supreme Industries Ltd	1,939,193
541,299	Techno Electric & Engineering Co Ltd	4,397,769
333,774	Torrent Power Ltd	913,961
354,748	TVS Motor Co Ltd	1,499,734
1,007,645	UltraTech Cement Ltd	48,501,189
5,093,409	Yes Bank Ltd	77,552,749
299,031	Zee Entertainment Enterprises Ltd	1,967,451

	Total India	704,664,860

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	Indonesia — 0.4%
52,639,500	Bakrie Telecom Tbk PT *	19,268
2,353,600	Bank Central Asia Tbk PT	2,237,254
16,215,900	Cikarang Listrindo Tbk PT * (a)	1,780,662
19,834,469	Gajah Tunggal Tbk PT	1,030,245
558,900	Gudang Garam Tbk PT	2,829,412
7,818,318	Harum Energy Tbk PT *	457,911
10,541,391	Indo Tambangraya Megah Tbk PT	6,756,872
9,292,300	Telekomunikasi Indonesia Persero Tbk PT	2,526,264

	Total Indonesia	17,637,888

	Malaysia — 0.1%
3,252,200	AirAsia Berhad	1,811,094
6,557,365	Media Prima Berhad	2,238,755
357,800	UMW Holdings Berhad	431,420

	Total Malaysia	4,481,269

	Mexico — 1.6%
951,100	Alsea SAB de CV	3,604,098
4,617,704	Cemex SAB de CV CPO *	2,937,237
9,113,692	Cemex SAB de CV Sponsored ADR *	57,963,081
1,716,100	Grupo Financiero Banorte SAB de CV – Class O	8,989,261
167,400	Grupo Televisa SAB Sponsored ADR	4,476,276

	Total Mexico	77,969,953

	Philippines — 0.8%
2,725,556	BDO Unibank Inc	5,888,171
2,873,050	Concepcion Industrial Corp	2,848,867
3,450,277	First Gen Corp	1,645,200
180,143	GT Capital Holdings Inc	5,373,514
9,514,450	Lopez Holding Corp	1,529,117
5,109,600	Manila Water Co Inc	2,918,112
640,510	Philippine Seven Corp	1,702,740
3,823,488	Puregold Price Club Inc	3,433,299
3,035,580	Robinsons Retail Holdings Inc	5,220,179
2,796,355	Semirara Mining & Power Corp	7,709,791
3,462,950	SM Prime Holdings Inc	1,774,937

	Total Philippines	40,043,927

	Poland — 0.6%
5,144,760	Energa SA *	12,852,564
18,258	KRUK SA	886,248
43,822	Orange Polska SA	63,799
2,887,050	PGE SA	9,231,874
5,193,873	Synthos SA	4,781,130
5,334,612	Tauron Polska Energia SA	3,490,279

	Total Poland	31,305,894

	Qatar — 0.1%
53,267	Doha Bank QSC	507,715
7,400	Qatar Electricity & Water Co QSC	404,815

Shares	Description	Value ($)
	Qatar — continued
962,912	Qatar Gas Transport Co Ltd Nakilat	6,172,234
21,130	Qatar Navigation QSC	497,008

	Total Qatar	7,581,772

	Russia — 10.0%
292,837	Bashneft OAO – Class S	12,961,202
584,086	Etalon Group Ltd GDR (Registered)	1,319,843
688,328	Gazprom Neft PJSC Sponsored ADR	8,506,734
453,942	Global Ports Investments Plc GDR (Registered) *	1,475,213
474,050	Globaltrans Investment Plc Sponsored GDR (Registered)	1,873,919
142,951	Lukoil PJSC Sponsored ADR	5,450,351
232,567	M Video PAO	1,027,545
1,559,779	MegaFon OAO GDR (Registered)	17,460,392
11,307,015	Mobile TeleSystems PJSC Sponsored ADR	99,049,451
5,914,830	Moscow Exchange MICEX-RTS OAO	9,780,319
387,100	QIWI Plc Sponsored ADR	4,772,943
5,254,333	Rosneft OJSC GDR (Registered)	25,351,925
6,374,115	Rostelecom PJSC	9,392,265
5,538,212	Sberbank of Russia PJSC	11,070,011
14,842,059	Sberbank of Russia PJSC Sponsored ADR	126,696,684
3,294,212	Sistema JSFC Sponsored GDR (Registered)	24,517,440
259,132	Sollers PAO *	1,665,899
18,672,255	Surgutneftegas Sponsored ADR	94,292,554
1,013,217	Tatneft PAO Sponsored ADR	27,924,890
3,667,818	VimpelCom Ltd Sponsored ADR	13,937,708
117,097	X5 Retail Group NV GDR (Registered) *	2,284,919

	Total Russia	500,812,207

	South Africa — 2.3%
9,364,130	African Bank Investments Ltd * (d)	596
96,789	Barclays Africa Group Ltd	898,676
1,558,098	Barloworld Ltd	7,135,180
63,584	BID Corp Ltd *	1,224,244
63,584	Bidvest Group Ltd (The)	507,225
1,278,715	FirstRand Ltd	3,455,083
1,267,078	Grindrod Ltd	861,833
3,295,578	Kumba Iron Ore Ltd *	16,967,041
557,680	Lewis Group Ltd	1,650,815
1,242,459	Life Healthcare Group Holdings Ltd	3,037,283
7,313,478	MTN Group Ltd	56,983,942
5,951,533	Murray & Roberts Holdings Ltd	4,464,611
16,945	Naspers Ltd – N Shares	2,493,215
286,676	Reunert Ltd	1,201,654
191,902	RMB Holdings Ltd	645,428
88,711	SPAR Group Ltd (The)	1,142,235
548,871	Truworths International Ltd	3,284,993
1,180,760	Wilson Bayly Holmes-Ovcon Ltd	8,711,367

	Total South Africa	114,665,421

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	South Korea — 13.1%
10,795	BGF retail Co Ltd	1,989,053
1,638,732	BNK Financial Group Inc	12,013,647
2,419	CJ O Shopping Co Ltd	391,203
818,072	Daou Data Corp	10,276,407
1,134,433	Daou Technology Inc	23,489,418
1,331,809	DGB Financial Group Inc	10,352,352
145,985	Dongbu Insurance Co Ltd	8,943,967
241,774	Grand Korea Leisure Co Ltd	5,711,708
44,672	GS Home Shopping Inc	6,915,621
11,277	Halla Holdings Corp	644,105
1,173,852	Hana Financial Group Inc	25,413,748
288,038	Hankook Tire Co Ltd	12,370,711
946,613	Hankook Tire Worldwide Co Ltd	18,540,762
417,973	Hanon Systems	4,325,627
99,146	Hyundai Home Shopping Network Corp	11,177,202
284,048	Hyundai Marine & Fire Insurance Co Ltd	7,530,586
515,468	Hyundai Mobis Co Ltd	110,235,931
369,008	Hyundai Motor Co	43,159,203
51,441	Hyundai Wia Corp	3,989,369
1,261,939	Industrial Bank of Korea	12,052,800
130,758	JB Financial Group Co Ltd	607,217
122,804	KB Financial Group Inc	3,503,729
296,348	KB Insurance Co Ltd	7,856,723
1,807,009	Kia Motors Corp	70,691,073
31,810	Korea Electric Power Corp	1,677,161
35,600	Korea Electric Power Corp Sponsored ADR	940,196
38,132	KT&G Corp	4,082,252
36,848	LF Corp	741,804
4,289	LG Chem Ltd	973,619
9,409	Loen Entertainment Inc *	605,871
4,879	Lotte Chemical Corp	1,160,630
416,054	Meritz Securities Co Ltd	1,109,156
242,361	Mirae Asset Life Insurance Co Ltd	948,315
3,091	NAVER Corp	1,864,340
169,721	Neowiz Games Corp *	2,332,950
71,978	Partron Co Ltd	647,673
203,381	Samick Musical Instruments Co Ltd	567,675
140,710	Samsung Electronics Co Ltd	152,302,695
21,237	Samsung Electronics Co Ltd GDR (Registered)	11,612,299
301,051	Seoyeon Co Ltd	2,801,616
175,671	Seoyon E-Hwa Co Ltd	1,935,270
88,356	Silicon Works Co Ltd	2,772,915
787,718	SK Hynix Inc	18,955,660
4,252,129	Woori Bank	35,463,026

	Total South Korea	655,677,285

	Sri Lanka — 0.0%
103,983,101	Anilana Hotels & Properties Ltd * (b)	1,965,333

	Taiwan — 20.2%
14,914,000	AcBel Polytech Inc	11,364,296

Shares	Description	Value ($)
	Taiwan — continued
1,047,522	Advantech Co Ltd	7,726,583
13,583,940	AmTRAN Technology Co Ltd	8,279,365
8,042,120	Asustek Computer Inc	68,988,811
281,000	Bizlink Holding Inc	1,618,045
2,453,300	Casetek Holdings Ltd	9,298,746
2,860,000	Catcher Technology Co Ltd	21,677,121
13,237,000	Cathay Financial Holding Co Ltd	15,254,998
4,717,000	Chailease Holding Co Ltd	7,203,554
1,180,000	Chimei Materials Technology Corp	531,225
1,450,000	Chin-Poon Industrial Co Ltd	3,186,363
8,679,000	China Development Financial Holding Corp	2,184,596
3,770,000	China Life Insurance Co Ltd	2,874,134
6,155,919	Chong Hong Construction Co Ltd	9,863,300
8,281,529	Chunghwa Telecom Co Ltd	27,939,610
38,200	Chunghwa Telecom Co Ltd Sponsored ADR	1,295,362
76,185,111	Compal Electronics Inc	44,770,032
5,290,000	Coretronic Corp	4,761,112
26,459,000	CTBC Financial Holding Co Ltd	13,851,912
2,112,000	CTCI Corp	3,037,399
191,000	Delta Electronics Inc	876,449
1,790,000	Dynapack International Technology Corp	2,602,946
5,233,121	E.Sun Financial Holding Co Ltd	2,925,235
111,000	Eclat Textile Co Ltd	1,190,132
1,423,000	Elan Microelectronics Corp	1,482,048
9,836,000	Elitegroup Computer Systems Co Ltd	5,798,168
3,641,084	Far EasTone Telecommunications Co Ltd	8,381,362
2,545,400	Faraday Technology Corp	2,625,679
3,395,000	Farglory Land Development Co Ltd	3,795,419
1,623,000	FLEXium Interconnect Inc	4,153,812
164,000	Formosa Chemicals & Fibre Corp	412,826
721,000	Formosa Plastics Corp	1,744,432
3,345,000	Formosan Rubber Group Inc	1,639,742
20,005,243	Foxconn Technology Co Ltd	45,654,568
31,024,200	Fubon Financial Holding Co Ltd	36,550,295
8,953,200	Gigabyte Technology Co Ltd	9,964,307
139,000	Hermes Microvision Inc	4,911,939
24,055,754	Highwealth Construction Corp	36,207,939
40,475,500	Hon Hai Precision Industry Co Ltd	99,190,462
3,979,000	Huaku Development Co Ltd	6,703,952
2,106,500	IEI Integration Corp	2,456,044
31,904,600	Inventec Co Ltd	21,162,673
4,689,000	KEE TAI Properties Co Ltd	2,075,686
896,000	King’s Town Bank Co Ltd	584,379
3,536,000	Kinsus Interconnect Technology Corp	7,721,018
135,000	Largan Precision Co Ltd	11,231,657
36,281,836	Lite-On Technology Corp	46,643,798
1,403,000	Lotes Co Ltd	3,774,982
994,000	Lung Yen Life Service Corp	1,626,726
3,866,030	MediaTek Inc	26,053,143
8,725,000	Mega Financial Holding Co Ltd	6,388,462
2,257,139	Mercuries Life Insurance Co Ltd	1,051,229

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	Taiwan — continued
1,681,000	Merry Electronics Co Ltd	3,675,302
2,248,000	Micro-Star International Co Ltd	3,575,539
785,000	MIN AIK Technology Co Ltd	1,067,874
2,122,810	Novatek Microelectronics Corp	7,043,777
13,295,470	Pegatron Corp	27,613,967
1,554,580	Phison Electronics Corp	12,749,806
5,431,000	Pou Chen Corp	7,271,636
509,811	Powertech Technology Inc	1,097,812
467,000	President Chain Store Corp	3,539,590
29,112,550	Quanta Computer Inc	51,668,788
12,830,870	Radiant Opto-Electronics Corp	19,746,711
10,432,720	Realtek Semiconductor Corp	28,210,303
12,390,626	Ruentex Development Co Ltd	14,318,513
7,655,000	Ruentex Industries Ltd	11,243,540
433,000	Sercomm Corp	1,056,951
16,030,000	Shin Kong Financial Holding Co Ltd	3,339,020
973,000	Shin Zu Shing Co Ltd	3,276,026
5,106,780	Simplo Technology Co Ltd	17,120,204
8,599,000	SinoPac Financial Holdings Co Ltd	2,522,317
723,000	Sitronix Technology Corp	2,197,241
2,315,000	Soft-World International Corp	4,331,721
645,000	Sunspring Metal Corp	820,270
533,000	Syncmold Enterprise Corp	865,093
4,002,680	Taishin Financial Holding Co Ltd	1,507,259
5,263,000	Taiwan Cement Corp	4,841,046
1,728,000	Taiwan Mobile Co Ltd	5,901,240
547,000	Taiwan PCB Techvest Co Ltd	503,254
518,400	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	12,814,848
6,058,269	Taiwan Surface Mounting Technology Corp	5,157,687
1,564,000	Taiwan Semiconductor Manufacturing Co Ltd	7,483,303
3,645,000	Teco Electric and Machinery Co Ltd	2,917,518
768,000	Test Research Inc	1,070,429
2,060,000	Tong Hsing Electronic Industries Ltd	6,080,806
7,538,160	Tripod Technology Corp	14,388,049
3,775,000	United Integrated Services Co Ltd	5,622,276
389,000	Vanguard International Semiconductor Corp	637,448
4,585,000	Wan Hai Lines Ltd	2,386,079
50,504,889	Wistron Corp	32,370,946
753,042	Wistron NeWeb Corp	1,801,755
11,246,000	Yuanta Financial Holding Co Ltd	3,786,844
2,773,670	Yungtay Engineering Co Ltd	4,066,527

	Total Taiwan	1,014,977,388

	Thailand — 1.4%
23,770,360	Bangkok Dusit Medical Services Pcl (Foreign Registered)	16,011,700
1,654,500	Carabao Group Pcl (Foreign Registered)	2,002,870
45,621,100	Chularat Hospital Pcl (Foreign Registered)	3,698,204
3,012,000	CP ALL Pcl (Foreign Registered)	4,188,990

Shares	Description	Value ($)
	Thailand — continued
1,702,500	CPN Retail Growth Leasehold Property Fund (Foreign Registered)	895,616
454,801	Glow Energy Pcl (Foreign Registered)	1,093,106
1,744,451	Intouch Holdings Pcl (Foreign Registered) (c)	2,708,479
1,217,300	Intouch Holdings Pcl NVDR	1,908,154
35,267,800	Jasmine International Pcl (Foreign Registered)	4,659,595
509,800	Kasikornbank Pcl NVDR	2,479,322
2,168,900	Major Cineplex Group Pcl (Foreign Registered)	1,908,394
21,353,700	Quality Houses Pcl (Foreign Registered)	1,396,385
669,300	Quality Houses Pcl NVDR	43,768
4,214,902	Ratchaburi Electricity Generating Holding Pcl (Foreign Registered)	6,072,443
40,505,223	Sansiri Pcl (Foreign Registered)	1,788,958
4,271,223	SPCG Pcl	2,484,593
4,639,900	Thai Beverage Pcl	2,946,281
1,618,100	Thanachart Capital Pcl (Foreign Registered)	1,539,612
2,289,200	Tisco Financial Group Pcl (Foreign Registered) (c)	2,752,720
21,768,450	TTW Pcl (Foreign Registered)	6,398,482
25,184,900	WHA Corp Pcl (Foreign Registered) *	2,340,486
3,047,600	WHA Premium Growth Freehold & Leasehold Real Estate Investment Trust (Foreign Registered) *	861,603

	Total Thailand	70,179,761

	Turkey — 2.7%
631,236	Dogus Otomotiv Servis ve Ticaret AS	2,332,719
1,279,162	Enka Insaat ve Sanayi AS	1,836,119
3,265,546	Eregli Demir ve Celik Fabrikalari TAS	4,553,942
3,867,030	Koza Altin Isletmeleri AS *	17,984,777
12,145,804	Koza Anadolu Metal Madencilik Isletmeleri AS *	4,727,894
4,996,211	Turk Telekomunikasyon AS	10,199,957
136,279	Turk Traktor ve Ziraat Makineleri AS	3,759,306
15,712,239	Turkcell Iletisim Hizmetleri AS *	57,421,184
213,200	Turkcell Iletisim Hizmetleri AS ADR *	1,961,440
2,606,985	Turkiye Garanti Bankasi AS	6,670,985
1,667,815	Turkiye Halk Bankasi AS	5,019,094
1,021,378	Turkiye Is Bankasi – Class C	1,558,807
10,069,987	Turkiye Vakiflar Bankasi TAO – Class D	15,198,500
575,254	Yapi ve Kredi Bankasi AS *	804,198

	Total Turkey	134,028,922

	United Arab Emirates — 0.3%
6,740,138	DAMAC Properties Dubai Co PJSC	4,288,888
20,849,728	Dana Gas *	3,007,218
484,087	Dubai Islamic Bank	670,700
1,939,279	Emaar Properties PJSC	3,292,978
272,302	First Gulf Bank PJSC	877,195

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	United Arab Emirates — continued
5,276,683	Union Properties PJSC	1,004,331

	Total United Arab Emirates	13,141,310

	United Kingdom — 0.6%
125,921	British American Tobacco Plc	7,660,063
10,277	British American Tobacco Plc Sponsored ADR	1,250,197
425,633	Unilever Plc	19,387,460

	Total United Kingdom	28,297,720

	Vietnam — 0.1%
1,016,822	Vietnam Dairy Products JSC	6,453,272

	TOTAL COMMON STOCKS (COST $4,797,844,653)	4,531,097,855

	PREFERRED STOCKS — 6.8%

	Brazil — 1.3%
5,207,500	Banco do Estado do Rio Grande do Sul SA – Class B	12,033,049
1,123,464	Companhia de Transmissao de Energia Eletrica Paulista	18,849,796
8,328,520	Companhia Energetica de Minas Gerais Sponsored ADR	12,409,495
1,404,300	Companhia Paranaense de Energia Sponsored ADR	9,184,122
440,000	Eletropaulo Metropolitana SA	830,418
899,500	Itau Unibanco Holding SA	7,231,147
652,800	Itau Unibanco Holding SA Sponsored ADR	5,228,928

	Total Brazil	65,766,955

	Russia — 3.7%
29,753,191	Sberbank	41,061,070
209,896,423	Surgutneftegas OAO	131,144,335
12,100	Surgutneftegaz Sponsored ADR	72,358
4,953	Transneft	12,735,973

	Total Russia	185,013,736

	South Korea — 1.8%
115,778	Hyundai Motor Co	9,618,547
283,983	Hyundai Motor Co 2nd Preference	24,996,744
64,801	Samsung Electronics Co Ltd (Non-Voting)	57,686,409
713	Samsung Electronics Co Ltd GDR (Registered)	318,355

	Total South Korea	92,620,055

	TOTAL PREFERRED STOCKS (COST $410,134,374)	343,400,746

Shares	Description	Value ($)
	INVESTMENT FUNDS — 0.5%

	China — 0.0%
7,388	The China A Share Fund Ltd – Class S2 * (d) (e)	58,903

	India — 0.1%
10,189	Fire Capital Mauritius Private Fund * (d) (e)	5,802,701
1,371,900	TDA India Technology Fund II LP * (d) (e)	119,774

	Total India	5,922,475

	Poland — 0.0%
1,749,150	Templeton EE FD * (d) (e)	183,925

	Russia — 0.0%
5,452,004	NCH Eagle Fund LP * (d) (e)	2,245,272

	Thailand — 0.4%
13,715,775	BTS Rail Mass Transit Growth Infrastructure Fund	4,531,765
25,803,000	Digital Telecommunication Infrastructure Fund	10,325,213
6,437,600	Jasmine Broadband Internet Infrastructure Fund	1,756,495
5,400,900	TICON Industrial Growth Leasehold Property Fund	1,813,936

	Total Thailand	18,427,409

	TOTAL INVESTMENT FUNDS (COST $32,514,940)	26,837,984

	RIGHTS/WARRANTS — 0.0%
	Brazil — 0.0%
19,418	Cia de Saneamento de Minas Gerais-COPASA Rights, Expires 06/20/16 *	34,821
1,080,723	EDP-Energias do Brasil SA Rights, Expires 06/03/16 *	104,675

	Total Brazil	139,496

	Thailand — 0.0%
42,563,506	Sansiri Pcl Warrants, Expires 11/24/17 *	131,056

	United Arab Emirates — 0.0%
121,021	Dubai Islamic Bank PJSC Rights, Expires 06/20/16 *	61,283

	TOTAL RIGHTS/WARRANTS (COST $274,420)	331,835

	MUTUAL FUNDS — 1.4%

	United States — 1.4%
	Affiliated Issuers
2,824,487	GMO U.S. Treasury Fund	70,612,184

	TOTAL MUTUAL FUNDS (COST $70,633,217)	70,612,184

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 0.5%

		Time Deposits — 0.3%
HKD	3,979,319	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/16	512,090
ZAR	577	Brown Brothers Harriman (Grand Cayman) Time Deposit, 6.67%, due 06/01/16	37
USD	3,634,718	Citibank (New York) Time Deposit, 0.15%, due 06/01/16	3,634,718
USD	10,071,333	Sumitomo (Tokyo) Time Deposit, 0.15%, due 06/01/16	10,071,333

		Total Time Deposits	14,218,178

Par Value ($)	Description	Value ($)
	U.S. Government — 0.2%
7,000,000	U.S. Treasury Bill, 0.34%, due 09/01/16 (f) (g)	6,993,931
3,000,000	U.S. Treasury Bill, 0.46%, due 11/03/16 (f)	2,994,162

	Total U.S. Government	9,988,093

	TOTAL SHORT-TERM INVESTMENTS (COST $24,208,782)	24,206,271

	TOTAL INVESTMENTS — 99.6% (Cost $5,335,610,386)	4,996,486,875
	Other Assets and Liabilities (net) — 0.4%	19,457,651

	TOTAL NET ASSETS — 100.0%	$5,015,944,526

Additional information on each restricted security is as follows:

Issuer Description	Acquisition Date	Acquisition Cost	Value as a Percentage of Fund’s Net Assets	Value as of May 31, 2016
The China A Share Fund Ltd – Class S2	4/23/10	$2,453,738	0.00%	$58,903
Cikarang Listrindo Tbk PT	5/27/16	1,808,664	0.04%	1,780,662
Fire Capital Mauritius Private Fund	12/12/06-10/26/09	10,189,080	0.12%	5,802,701
Gayatri Projects Ltd	8/7/15	10,789,949	0.57%	28,508,932
NCH Eagle Fund LP	4/6/09	5,452,004	0.04%	2,245,272
TDA India Technology Fund II LP	2/23/00-3/23/04	—	0.00%	119,774
Templeton EE FD	12/05/97-6/24/02	471,720	0.00%	183,925

				$38,700,169

A summary of outstanding financial instruments at May 31, 2016 is as follows:

Written Options

Equity Options

Number of Contracts			Expiration Date	Description	Premiums	Value
Call	USD	480	01/20/2017	Alibaba Group, Strike 77.50	$413,588	$(499,680)
Call	GBP	472	04/21/2017	Unilever Plc, Strike 33.00	152,938	(101,911)

					$566,526	$(601,591)

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Swap Contracts

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
21,705,935	USD	6/27/2016	MSCI	Depreciation of Total Return on Asustek Computer, Inc. + (Daily Fed Funds Rate minus 0.50%)	Appreciation of Total Return on Asustek Computer, Inc.	$1,078,189

				Premiums to (Pay) Receive		$—

As of May 31, 2016, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

JSC - Joint-Stock Company

NVDR - Non-Voting Depository Receipt

OJSC - Open Joint-Stock Company

PJSC - Private Joint-Stock Company

*	Non-income producing security.

(a)	The security is restricted as to resale.

(b)	Affiliated company.

(c)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(d)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees.

(e)	Private placement securities are restricted as to resale.

(f)	The rate shown represents yield-to-maturity.

(g)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on securities sold short, OTC swap contracts, forward currency contracts, and/or written options, if any.

Counterparty Abbreviations:

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

HKD - Hong Kong Dollar

USD - United States Dollar

ZAR - South African Rand

GMO Taiwan Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.6%

	Taiwan — 96.6%
1,347,000	AcBel Polytech Inc	1,026,398
1,273,850	AmTRAN Technology Co Ltd	776,407
679,323	Asustek Computer Inc	5,827,529
48,000	Bizlink Holding Inc	276,392
56,000	Catcher Technology Co Ltd	424,447
1,143,000	Cathay Financial Holding Co Ltd	1,317,252
453,000	Chailease Holding Co Ltd	691,798
413,000	Chimei Materials Technology Corp	185,929
181,000	Chin-Poon Industrial Co Ltd	397,746
1,277,000	China Development Financial Holding Corp	321,434
515,000	China Life Insurance Co Ltd	392,620
563,989	Chong Hong Construction Co Ltd	903,649
928,132	Chunghwa Telecom Co Ltd	3,131,263
1,700	Chunghwa Telecom Co Ltd Sponsored ADR	57,647
3,797,486	Compal Electronics Inc	2,231,585
588,000	Coretronic Corp	529,213
2,302,000	CTBC Financial Holding Co Ltd	1,205,151
263,000	CTCI Corp	378,237
48,000	Delta Electronics Inc	220,259
239,000	Dynapack International Technology Corp	347,544
775,912	E.Sun Financial Holding Co Ltd	433,723
24,000	Eclat Textile Co Ltd	257,326
254,000	Elan Microelectronics Corp	264,540
339,767	Far EasTone Telecommunications Co Ltd	782,105
354,400	Faraday Technology Corp	365,577
390,000	Farglory Land Development Co Ltd	435,998
180,000	FLEXium Interconnect Inc	460,682
70,000	Formosa Chemicals & Fibre Corp	176,206
116,000	Formosa Plastics Corp	280,658
551,000	Formosan Rubber Group Inc	270,104
1,003,578	Foxconn Technology Co Ltd	2,290,296
2,492,000	Fubon Financial Holding Co Ltd	2,935,880
15,000	Hermes Microvision Inc	530,065
1,932,622	Highwealth Construction Corp	2,908,920
3,144,963	Hon Hai Precision Industry Co Ltd	7,707,140
405,000	Huaku Development Co Ltd	682,358
712,000	Inventec Corp	472,277
731,000	KEE TAI Properties Co Ltd	323,593
300,000	King’s Town Bank Co Ltd	195,663
357,000	Kinsus Interconnect Technology Corp	779,526
12,000	Largan Precision Co Ltd	998,370
1,869,490	Lite-On Technology Corp	2,403,410
165,000	Lotes Co Ltd	443,957
162,000	Lung Yen Life Service Corp	265,120
317,596	MediaTek Inc	2,140,277
868,000	Mega Financial Holding Co Ltd	635,551
489,153	Mercuries Life Insurance Co Ltd	227,816
201,000	Merry Electronics Co Ltd	439,462
177,000	MIN AIK Technology Co Ltd	240,782

Shares	Description	Value ($)
	Taiwan — continued
200,995	Novatek Microelectronics Corp	666,929
457,000	Pegatron Corp	949,164
137,000	Phison Electronics Corp	1,123,598
518,000	Pou Chen Corp	693,557
112,475	Powertech Technology Inc	242,200
68,950	President Chain Store Corp	522,601
1,579,856	Quanta Computer Inc	2,803,919
980,670	Radiant Opto-Electronics Corp	1,509,251
845,870	Realtek Semiconductor Corp	2,287,251
1,081,036	Ruentex Development Co Ltd	1,249,237
680,600	Ruentex Industries Ltd	999,654
96,000	Sercomm Corp	234,336
1,982,000	Shin Kong Financial Holding Co Ltd	412,847
124,000	Shin Zu Shing Co Ltd	417,500
432,000	Simplo Technology Co Ltd	1,448,257
1,169,000	SinoPac Financial Holdings Co Ltd	342,899
110,000	Sitronix Technology Corp	334,297
258,000	Soft-World International Corp	482,758
155,000	Sunspring Metal Corp	197,119
133,000	Syncmold Enterprise Corp	215,867
155,000	Synnex Technology International Corp	153,765
709,684	Taishin Financial Holding Co Ltd	267,240
564,550	Taiwan Cement Corp	519,288
205,000	Taiwan Mobile Co Ltd	700,089
219,000	Taiwan PCB Techvest Co Ltd	201,486
37,500	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	927,000
637,022	Taiwan Surface Mounting Technology Corp	542,327
162,000	Taiwan Semiconductor Manufacturing Co Ltd	775,125
468,000	Teco Electric and Machinery Co Ltd	374,595
163,000	Test Research Inc	227,187
207,000	Tong Hsing Electronic Industries Ltd	611,032
658,000	Tripod Technology Corp	1,255,921
388,000	United Integrated Services Co Ltd	577,866
120,000	Vanguard International Semiconductor Corp	196,642
627,000	Wan Hai Lines Ltd	326,297
1,929,455	Wistron Corp	1,236,678
119,880	Wistron NeWeb Corp	286,829
1,314,000	Yuanta Financial Holding Co Ltd	442,461
308,152	Yungtay Engineering Co Ltd	451,787

	Total Taiwan	78,196,738

	TOTAL COMMON STOCKS (COST $84,162,560)	78,196,738

	INVESTMENT FUNDS — 2.3%

	Taiwan — 2.3%
136,524	iShares MSCI Taiwan ETF	1,821,230

	TOTAL INVESTMENT FUNDS (COST $1,872,343)	1,821,230

GMO Taiwan Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares / Par Value		Description	Value ($)
		MUTUAL FUNDS — 0.0%

		United States — 0.0%
		Affiliated Issuers
	77	GMO U.S. Treasury Fund	1,932

		TOTAL MUTUAL FUNDS (COST $1,932)	1,932

		SHORT-TERM INVESTMENTS — 1.3%

		Time Deposits — 1.3%
USD	160,443	Australia and New Zealand Banking Group Ltd. (Melbourne) Time Deposit, 0.15%, due 06/01/16	160,443
USD	160,443	Bank of Tokyo-Mitsubishi (Tokyo) Time Deposit, 0.15%, due 06/01/16	160,443
USD	160,443	Citibank (New York) Time Deposit, 0.15%, due 06/01/16	160,443
USD	67,604	DnB Nor Bank (Oslo) Time Deposit, 0.15%, due 06/01/16	67,604
USD	160,443	JPMorgan Chase (New York) Time Deposit, 0.15%, due 06/01/16	160,443
USD	160,443	National Australia Bank (Melbourne) Time Deposit, 0.15%, due 06/01/16	160,443
USD	160,443	Sumitomo (Tokyo) Time Deposit, 0.15%, due 06/01/16	160,443

		Total Time Deposits	1,030,262

		TOTAL SHORT-TERM INVESTMENTS (COST $1,030,262)	1,030,262

		TOTAL INVESTMENTS — 100.2% (Cost $87,067,097)	81,050,162
		Other Assets and Liabilities (net) — (0.2%)	(138,129)

		TOTAL NET ASSETS — 100.0%	$80,912,033

Notes to Schedule of Investments:

ADR - American Depositary Receipt

ETF - Exchange-Traded Fund

Currency Abbreviations:

USD - United States Dollar

As of May 31, 2016, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Emerging Countries Fund	26,288,260	1,244,690	(4,882,449)	(3,637,759)
Emerging Domestic Opportunities Fund	2,008,655,739	133,796,147	(104,971,606)	28,824,541
Emerging Markets Fund	5,425,544,598	324,436,868	(753,494,591)	(429,057,723)
Taiwan Fund	90,830,818	2,653,481	(12,434,137)	(9,780,656)

Investments in affiliated companies and other funds of the Trust

The Funds may make investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Funds’ Schedule of Investments.

A summary of the Funds’ transactions in the shares of other funds of GMO Trust during the period ended May 31, 2016 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Value, end of period
Emerging Countries Fund
GMO U.S. Treasury Fund	$5,506	$475,117	$475,000	$118	$5,813

Emerging Domestic Opportunities Fund
GMO U.S. Treasury Fund	$35,814,390	$248,031,459	$246,960,000	$31,508	$36,862,133

Emerging Markets Fund
GMO U.S. Treasury Fund	$64,084,435	$260,051,592	$253,500,000	$51,694	$70,612,184

Taiwan Fund
GMO U.S. Treasury Fund	$20,834	$1,800,371	$1,820,000	$347	$1,932

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2016 through May 31, 2016. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2017.

Investments in other affiliated issuers

An affiliated company for the purpose of this disclosure is a company in which a Fund has or had direct ownership of at least 5% of the issuer’s voting securities. A summary of the Funds’ transactions involving companies that are or were affiliates during the period ended May 31, 2016 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Emerging Domestic Opportunities Fund
CMI Ltd.	$5,234,567	$—	$—	$—	$4,289,891
Gayatri Projects Ltd.	17,467,627	—	—	—	17,805,169
iShares MSCI Philippines ETF*	—	21,417,229	—	—	21,453,840
TICON Industrial Growth Leasehold Property Fund	15,379,869	—	—	266,736	15,598,124

Totals	$38,082,063	$21,417,229	$—	$266,736	$59,147,024

Emerging Markets Fund
Anilana Hotels & Properties Ltd	$1,882,313	$340,023	$—	$—	$1,965,333
Gayatri Projects Ltd	27,968,473	—	—	—	28,508,932
Kiri Industries Ltd	1,878,798	—	—	—	5,055,163

Totals	$31,729,584	$340,023	$—	$—	$35,529,428

*	Security not an affiliate at the beginning of the period.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. GMO believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value a Fund ultimately realizes upon the sale of those securities.

Portfolio valuation

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Over-the-counter (“OTC”) derivatives are generally valued at the price determined by an industry standard model. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees of GMO Trust (“the Trustees”) or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds classify such securities as Level 3 (levels defined below). For the period ended May 31, 2016, the Funds did not reduce the value of any of their OTC derivatives contracts, if any, based on the creditworthiness of their counterparties. See “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equities that trade in non-U.S. securities markets which close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds that were valued using fair value inputs obtained from that independent pricing service as of May 31, 2016. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below.

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third party pricing source in accordance with the market practice for that security. If an updated quoted price for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use the list quoted price so long GMO believes that the quoted price continues to represent that security’s fair value.

In the case of derivatives, prices determined by a model may reflect an estimate of the average of bid and ask prices, regardless of whether a Fund has a long position or a short position.

As discussed above, certain of the Funds and underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees or fair valued using inputs obtained from an independent pricing service. The table below presents securities and/or derivatives on a net basis, based on market values or unrealized appreciation/(depreciation), which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of May 31, 2016 is as follows:

Securities and derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees	Fair valued using inputs obtained from an independent pricing service (Net)
Emerging Countries Fund	< 1%	87%
Emerging Domestic Opportunities Fund	—	77%
Emerging Markets Fund	< 1%	90%
Taiwan Fund	—	95%

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). At May 31, 2016, there were no direct material Level 3 classes of investments or derivatives with significant unobservable inputs subject to this additional disclosure.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, certain U.S. government obligations, derivatives actively traded on a national securities exchange (such as some futures and options), and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a relevant index; certain securities that are valued using a price from a comparable security related to the same issuer and certain recently acquired equity securities that have yet to begin trading that are valued at cost.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of May 31, 2016:

Description	Level 1	Level 2	Level 3		Total
Emerging Countries Fund
Asset Valuation Inputs
Common Stocks
Belgium	$12,117	$21,235	$—		$33,352
Brazil	95,391	217,778	—		313,169
Chile	36,964	2,750	—		39,714
China	471,571	3,035,603	—		3,507,174
Colombia	22,776	—	—		22,776
Czech Republic	—	165,745	—		165,745
Egypt	—	64,447	—		64,447
Greece	—	270,063	—		270,063
India	42,421	2,922,110	—		2,964,531
Indonesia	—	137,611	—		137,611
Malaysia	—	61,464	—		61,464
Mexico	303,166	—	—		303,166
Philippines	—	164,993	—		164,993
Poland	—	7,986	—		7,986
Qatar	—	27,082	—		27,082
Russia	492,174	1,953,570	—		2,445,744
South Africa	—	580,608	10		580,618
South Korea	—	3,101,533	—		3,101,533
Switzerland	25,976	—	—		25,976
Taiwan	303,024	4,101,100	0	**	4,404,124
Thailand	—	344,763	—		344,763
Turkey	21,160	875,481	—		896,641
United Kingdom	9,112	110,226	—		119,338

TOTAL COMMON STOCKS	1,835,852	18,166,148	10		20,002,010

Description	Level 1	Level 2	Level 3	Total
Emerging Countries Fund (continued)
Asset Valuation Inputs (continued)
Preferred Stocks
Brazil	$96,699	$243,990	$—	$340,689
Russia	—	775,073	—	775,073
South Korea	—	544,076	—	544,076

TOTAL PREFERRED STOCKS	96,699	1,563,139	—	1,659,838

Investment Funds
Thailand	—	149,804	—	149,804
United States	687,646	—	—	687,646

TOTAL INVESTMENT FUNDS	687,646	149,804	—	837,450

Rights/Warrants
Thailand	241	—	—	241

TOTAL RIGHTS/WARRANTS	241	—	—	241

Mutual Funds
United States	5,813	—	—	5,813

TOTAL MUTUAL FUNDS	5,813	—	—	5,813

Short-Term Investments	145,149	—	—	145,149

Total Investments	2,771,400	19,879,091	10	22,650,501

Total	$2,771,400	$19,879,091	$10	$22,650,501

Liability Valuation Inputs
Derivatives*
Written Options
Equity Risk	$—	$(432)	$—	$(432)

Emerging Domestic Opportunities Fund
Asset Valuation Inputs
Common Stocks
Belgium	$19,060,356	$—	$—	$19,060,356
Brazil	—	46,117,673	—	46,117,673
China	68,823,632	151,865,528	—	220,689,160
France	—	13,643,134	—	13,643,134
India	—	419,600,364	—	419,600,364
Indonesia	—	37,281,838	—	37,281,838
Malaysia	—	16,132,782	—	16,132,782
Mexico	79,868,052	—	—	79,868,052
Philippines	—	143,905,104	—	143,905,104
Qatar	—	24,178,469	—	24,178,469
Russia	—	83,678,078	—	83,678,078
South Africa	—	31,323,715	—	31,323,715
South Korea	—	52,434,167	—	52,434,167
Taiwan	—	72,910,662	—	72,910,662
Thailand	—	171,004,862	—	171,004,862
Turkey	—	48,179,108	—	48,179,108
United Kingdom	—	116,371,720	—	116,371,720
Vietnam	—	30,751,022	—	30,751,022

TOTAL COMMON STOCKS	167,752,040	1,459,378,226	—	1,627,130,266

Preferred Stocks
Brazil	—	33,260,867	—	33,260,867

TOTAL PREFERRED STOCKS	—	33,260,867	—	33,260,867

Investment Funds
China	13,254,735	—	—	13,254,735
Philippines	21,453,840	—	—	21,453,840
Thailand	—	85,018,983	—	85,018,983
United States	82,565,426	—	—	82,565,426

TOTAL INVESTMENT FUNDS	117,274,001	85,018,983	—	202,292,984

Description	Level 1	Level 2	Level 3	Total
Emerging Domestic Opportunities Fund (continued)
Asset Valuation Inputs (continued)
Debt Obligations
Brazil	$—	$19,024,400	$—	$19,024,400
Mexico	—	37,197,248	—	37,197,248
Russia	—	30,139,500	—	30,139,500

TOTAL DEBT OBLIGATIONS	—	86,361,148	—	86,361,148

Rights/Warrants
United States	—	7,968,202	—	7,968,202

TOTAL RIGHTS/WARRANTS	—	7,968,202	—	7,968,202

Mutual Funds
United States	36,862,133	—	—	36,862,133

TOTAL MUTUAL FUNDS	36,862,133	—	—	36,862,133

Short-Term Investments	43,604,680	—	—	43,604,680

Total Investments	365,492,854	1,671,987,426	—	2,037,480,280

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	2,885,858	—	2,885,858
Futures Contracts
Equity Risk	281,302	—	—	281,302
Swap Contracts
Equity Risk	—	645,178	—	645,178

Total	$365,774,156	$1,675,518,462	$—	$2,041,292,618

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(5,460,175)	$—	$(5,460,175)
Futures Contracts
Equity Risk	—	(2,565,383)	—	(2,565,383)
Written Options
Equity Risk	(2,661,837)	(468,964)	—	(3,130,801)

Total	$(2,661,837)	$(8,494,522)	$—	$(11,156,359)

Emerging Markets Fund
Asset Valuation Inputs
Common Stocks
Belgium	$3,625,670	$1,216,308	$—	$4,841,978
Brazil	7,505,397	198,033,602	—	205,538,999
Chile	9,025,680	3,401,739	—	12,427,419
China	95,794,354	700,833,020	—	796,627,374
Colombia	5,245,488	—	—	5,245,488
Czech Republic	—	3,687,281	—	3,687,281
Egypt	—	17,608,181	—	17,608,181
Greece	—	60,670,735	—	60,670,735
Hong Kong	—	566,218	—	566,218
India	1,298,514	674,857,414	28,508,932	704,664,860
Indonesia	—	17,637,888	—	17,637,888
Malaysia	—	4,481,269	—	4,481,269
Mexico	77,969,953	—	—	77,969,953
Philippines	—	40,043,927	—	40,043,927
Poland	—	31,305,894	—	31,305,894
Qatar	—	7,581,772	—	7,581,772
Russia	117,760,102	383,052,105	—	500,812,207
South Africa	—	114,664,825	596	114,665,421
South Korea	940,196	654,737,089	—	655,677,285
Sri Lanka	—	1,965,333	—	1,965,333
Taiwan	14,110,210	1,000,867,178	—	1,014,977,388
Thailand	—	70,179,761	—	70,179,761

Description	Level 1	Level 2	Level 3	Total
Emerging Markets Fund (continued)
Asset Valuation Inputs (continued)
Turkey	$1,961,440	$132,067,482	$—	$134,028,922
United Arab Emirates	—	13,141,310	—	13,141,310
United Kingdom	1,250,197	27,047,523	—	28,297,720
Vietnam	—	6,453,272	—	6,453,272

TOTAL COMMON STOCKS	336,487,201	4,166,101,126	28,509,528	4,531,097,855

Preferred Stocks
Brazil	26,822,545	38,944,410	—	65,766,955
Russia	72,358	184,941,378	—	185,013,736
South Korea	—	92,620,055	—	92,620,055

TOTAL PREFERRED STOCKS	26,894,903	316,505,843	—	343,400,746

Investment Funds
China	—	—	58,903	58,903
India	—	—	5,922,475	5,922,475
Poland	—	—	183,925	183,925
Russia	—	—	2,245,272	2,245,272
Thailand	—	18,427,409	—	18,427,409

TOTAL INVESTMENT FUNDS	—	18,427,409	8,410,575	26,837,984

Rights/Warrants
Brazil	139,496	—	—	139,496
Thailand	131,056	—	—	131,056
United Arab Emirates	61,283	—	—	61,283

TOTAL RIGHTS/WARRANTS	331,835	—	—	331,835

Mutual Funds
United States	70,612,184	—	—	70,612,184

TOTAL MUTUAL FUNDS	70,612,184	—	—	70,612,184

Short-Term Investments	24,206,271	—	—	24,206,271

Total Investments	458,532,394	4,501,034,378	36,920,103	4,996,486,875

Derivatives*
Swap Contracts
Equity Risk	—	1,078,189	—	1,078,189

Total	$458,532,394	$4,502,112,567	$36,920,103	$4,997,565,064

Liability Valuation Inputs
Derivatives*
Written Options
Equity Risk	$(499,680)	$(101,911)	$—	$(601,591)

Taiwan Fund
Asset Valuation Inputs
Common Stocks
Taiwan	$984,647	$77,212,091	$—	$78,196,738

TOTAL COMMON STOCKS	984,647	77,212,091	—	78,196,738

Investment Funds
Taiwan	1,821,230	—	—	1,821,230

TOTAL INVESTMENT FUNDS	1,821,230	—	—	1,821,230

Mutual Funds
United States	1,932	—	—	1,932

TOTAL MUTUAL FUNDS	1,932	—	—	1,932

Short-Term Investments	1,030,262	—	—	1,030,262

Total Investments	3,838,071	77,212,091	—	81,050,162

Total	$3,838,071	$77,212,091	$—	$81,050,162

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value. Excludes purchased options, if any, which are included in investments.
**	Represents the interest in securities that were determined to have a value of zero at May 31, 2016.

The underlying GMO funds held at period end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.

For all Funds for the period ended May 31, 2016, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 201	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*	Transfer out of Level 3*	Balances as of May 31, 2016	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of May 31, 2016
Emerging Countries Fund
Common Stocks
South Africa	$10	$—	$—	$—	$—	$0 *	$—	$—	$10	$0 *

Total	$10	$—	$—	$—	$—	$0	$—	$—	$10	$0

Emerging Markets Fund
Common Stocks
India	$27,968,473	$—	$—	$—	$—	$540,459	$—	$—	$28,508,932	$540,459
Indonesia	39,366	—	—	—	—	(20,098)	—	(19,268)**	—	—
South Africa	590	—	—	—	—	6	—	—	596	6

Total Common Stocks	$28,008,429	$—	$—	$—	$—	$520,367	$—	$(19,268)	$28,509,528	$540,465

Investment Funds
China	$369,539	$—	$(328,388)	$—	$(17,378)	$35,130	$—	$—	$58,903	$35,130
India	7,348,647	—	—	—	—	(1,426,172)	—	—	5,922,475	(1,426,172)
Poland	185,987	—	—	—	—	(2,062)	—	—	183,925	(2,062)
Russia	3,053,171	—	—	—	—	(807,899)	—	—	2,245,272	(807,899)

Total Investment Funds	$10,957,344	$—	$(328,388)	$—	$(17,378)	$(2,201,003)	$—	$—	$8,410,575	$(2,201,003)

Total	$38,965,773	$—	$(328,388)	$—	$(17,378)	$(1,680,636)	$—	$(19,268)	$36,920,103	$(1,660,538)

*	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.
**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

The net aggregate direct and indirect exposure to investments in securities and/or derivatives using Level 3 inputs and presented on a net basis, which will tend to understate the Funds’ exposure, (based on each Fund’s net assets) as of May 31, 2016 were as follows:

Fund Name	Level 3 securities and derivatives
Emerging Countries Fund	< 1%
Emerging Domestic Opportunities Fund	—
Emerging Markets Fund	< 1%
Taiwan Fund	—

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Eastern time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Other matters

Emerging Markets Fund (“EMF”)

Indian regulators alleged in 2002 that EMF violated some conditions under which it was granted permission to operate in India and have restricted some of EMF’s locally held assets pending resolution of the dispute. Although these locally held assets remain the property of EMF, a portion of the assets are not permitted to be withdrawn from EMF’s local custodial account located in India. The amount of restricted assets is small relative to the size of EMF, representing approximately 0.08% of the Fund’s total net assets as of May 31, 2016. The effect of this claim on the value of the restricted assets, and all matters relating to EMF’s response to these allegations, are subject to the supervision and control of GMO Trust’s Board of Trustees. Any costs in respect of this matter will be borne by EMF.

Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Taiwan Fund
Counterparty Risk	X	X	X	X
Credit Risk		X
Currency Risk	X	X	X	X
Derivatives and Short Sales Risk	X	X	X	X
Focused Investment Risk	X	X	X	X
Fund of Funds Risk	X	X	X	X
Illiquidity Risk	X	X	X	X
Large Shareholder Risk	X	X	X	X
Leveraging Risk	X	X	X	X
Management and Operational Risk	X	X	X	X
Market Disruption and Geopolitical Risk	X	X	X	X
Market Risk – Equities	X	X	X	X
Market Risk – Fixed Income Investments		X
Non-Diversified Funds	X	X	X	X
Non-U.S. Investment Risk	X	X	X	X
Small Company Risk	X	X	X	X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in underlying funds is exposed to the risks to which the underlying funds in which it invests are exposed, as well as the risk that the underlying funds will not perform as expected. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and, references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through underlying funds.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. In addition, a Fund may suffer losses if a counterparty fails to comply with applicable laws or other requirements. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties with whom they enter into contracts maintain a specific rating by a nationally recognized rating organization. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time during which events may occur that prevent settlement. Counterparty risk also is greater when a Fund has entered into derivatives contracts with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have terms longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required. GMO’s view with respect to a particular counterparty is subject to change. The fact, however, that it changes adversely (whether due to external events or otherwise) does not mean a Fund’s existing transactions with that counterparty will necessarily be terminated or modified. In addition, a Fund may enter into new transactions with a counterparty that GMO no longer considers a desirable counterparty if the transaction is primarily designed to reduce the Fund’s overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lower notional amount or entering into a countervailing trade with the same counterparty).

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives has been and will continue to be affected by new rules and regulations relating to the derivatives market. As described under “Derivatives and Short Sales Risk,” some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the Funds’ ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide governmental authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Funds could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations , or in anticipation of such failure, or the downgrade of the credit rating of the investment. This risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

All fixed income securities are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation, a government, or government entity, whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the term of a fixed income security. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign or quasi-sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s ability and willingness to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In many cases, the credit risk of a fixed income security is reflected in its credit ratings, and a Fund holding such a security is subject to the risk that the investment’s rating will be downgraded.

Securities issued by the U.S. government historically have presented minimal credit risk. However, events in 2011 led to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a default in the payment of principal or interest on U.S. government securities would decrease, the value of a Fund’s investments and increase the volatility of a Fund’s portfolio.

The obligations of issuers also may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives and Short Sales Risk” for more information regarding risks associated with the use of credit default swaps.

The extent to which the market price of a fixed income security changes in response to a credit event depends on many factors and can be difficult to predict. For example, even though the effective duration of a long-term floating rate security is very short, an adverse credit event or a change in the perceived creditworthiness of its issuer could cause its market price to decline much more than its effective duration would suggest.

Credit risk is particularly pronounced for below investment grade securities (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade securities have speculative characteristics, often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. Investments in distressed or defaulted or other low quality debt securities generally are considered speculative and may involve substantial risks not normally associated with investments in higher quality securities, including adverse business, financial or economic conditions that lead to payment defaults and insolvency proceedings on the part of their issuers. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments, and a Fund may incur additional expenses to seek recovery. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt security proves incorrect, a Fund may lose a substantial portion or all of its investment or may be required to accept cash or instruments worth less than its original investment. In the event of default of sovereign debt, the Funds may be unable to pursue legal action against the issuer.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value relative to the currency in which the Fund is denominated. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss on both the hedging instrument and the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk.”

Many of the Funds use derivatives to take currency positions that are under- or over-weighted (in some cases significantly) relative to the currency exposure of their portfolios and their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money on both its holdings of a particular currency and the derivative. See also “Non-U.S. Investment Risk.”

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case GMO may decide to purchase U.S. dollars in a parallel market with an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk”).

• DERIVATIVES AND SHORT SALES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that their value may not change as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements, and other OTC contracts. Derivatives may relate to securities, commodities, currencies, currency exchange rates, interest rates, inflation rates, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the cost of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s fundamental fair (or intrinsic) value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs a greater risk of not being able to recover what it is owed if the counterparty defaults. Even when derivatives are required by contract to be collateralized, a Fund typically will not receive the collateral for one or more days after the collateral is required to be posted.

The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, GMO may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk”) and counterparty risk (see “Counterparty Risk”). These derivatives are also subject to documentation risk, which is the risk that ambiguities, inconsistencies or errors in the documentation relating to a derivative transaction may lead to a dispute with the counterparty or unintended investment results. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk.”

A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders. In addition, the tax treatment of a Fund’s use of derivatives may be unclear because there is little case or other law interpreting the terms of most derivatives or determining their tax treatment. In addition, the Securities and Exchange Commission recently proposed a rule under the Investment Company Act of 1940, as amended, (the “1940 Act”), regulating the use by registered investment companies of derivatives and many related instruments. That rule, if adopted as proposed, would, among other things, restrict a Fund’s ability to engage in derivatives transactions or so increase the cost of derivatives transactions that a Fund would be unable to implement its investment strategy.

Derivatives Regulation. The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and some other countries) are implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear.

Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements, for example, by requiring that funds provide more margin for their cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member at any time can require termination of an existing cleared derivatives position or an increase in margin requirements above those required at the outset of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member (see “Counterparty Risk”). Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member. Also, such documentation typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks may be more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), the Fund may be unable to execute all components of the package on the swap execution facility. In that case, the Fund would need to trade some components of the package on the swap execution facility and other components in another manner, which could subject the Fund to the risk that some components would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

The U.S. government and the European Union have adopted mandatory minimum margin requirements for bilateral derivatives. GMO expects that the Funds’ transactions will become subject to variation margin requirements under such rules in 2017 and initial margin requirements under such rules in 2020. Such requirements could increase the amount of margin a Fund needs to provide in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Funds, since the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they have historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members, which will take effect when rules imposing mandatory minimum margin requirements on bilateral swaps, as described above, become effective. These rules and regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Options. The Funds are permitted to write options. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time before the option’s expiration, the writer of an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. (The writer of a European-style option is not subject to this risk because the holder may only exercise the option on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO, and other funds advised by GMO will likely constitute such a group. When applicable, these limits restrict a Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund’s transactions in options, which could increase the taxes payable by shareholders. In particular, a Fund’s options transactions potentially could cause a substantial portion of the Fund’s distributions to consist of amounts taxable to shareholders subject to U.S. income tax at ordinary income tax rates. See the Funds’ prospectus and statement of additional information for more information.

Short Investment Exposure. Some Funds may sell securities or currencies short as part of their investment programs in an attempt to increase their returns or for hedging purposes. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange a security or currency to replace the borrowed security or currency when the security or currency sold short has appreciated in value, thus resulting in a loss to the Fund. Purchasing a security or currency to close out a short position can itself cause the price of the security or currency to rise further, thereby exacerbating any losses. A Fund that sells short a security or currency it does not own also may have to pay borrowing fees to a broker and may be required to pay the broker any dividends or interest it receives on a borrowed security.

A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• FOCUSED INVESTMENT RISK. Funds with investments that are focused in particular countries, regions, sectors, industries or issuers that are subject to the same or similar risk factors and funds with investments whose prices are closely correlated are subject to greater overall risk than funds with investments that are more diversified or whose prices are not as closely correlated.

A Fund that invests in the securities of a small number of issuers has greater exposure to adverse developments affecting those issuers and to a decline in the market price of particular securities than Funds investing in the securities of a larger number of issuers. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically (or related) to a particular geographic region, country (e.g., Taiwan or Japan) or market (e.g., emerging markets), or to sectors within a region, country or market (e.g., Russian oil) have more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in the value of the currency of one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk.”

• FUND OF FUNDS RISK. Funds that invest in underlying funds (including underlying GMO Funds) are exposed to the risk that the underlying funds will not perform as expected. The Funds are also indirectly exposed to all of the risks to which the underlying funds are exposed.

Because a Fund bears the fees and expenses of an underlying fund in which it invests, absent reimbursement), the Fund will incur additional expenses when investing in an underlying fund. In addition, total Fund expenses will increase if a Fund makes a new or further investment in underlying funds with higher fees or expenses than the average fees and expenses of the underlying funds then in the Fund’s portfolio. In addition, to the extent a Fund invests in shares of underlying GMO Funds, it is indirectly subject to Large Shareholder Risk because those underlying GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk.”

Investments in ETFs involve the risk that an ETF’s performance may not track the performance of the index the ETF is designed to track. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed in “Derivatives and Short Sales Risk.”

A Fund’s investments in one or more underlying funds could affect the amount, timing and character of its distributions and could cause the Fund to recognize taxable income in excess of the cash generated by such investments, requiring the Fund in turn to liquidate investments at disadvantageous times to generate cash needed to make required distributions.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent a Fund’s investments include asset-backed securities, distressed, defaulted or other low quality debt securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float adjusted market capitalizations, or emerging market securities, it is subject to increased illiquidity risk. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. Illiquidity risk also may be greater in times of financial stress. For example, Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”) have experienced periods of greatly reduced liquidity during disruptions in fixed income markets, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

A Fund may buy securities that are less liquid than those in its benchmark.

A Fund’s ability to use options as part of its investment program depends on the liquidity of the options market. In addition, that market may not be liquid when a Fund seeks to close out an option position. Also, the hours of trading for options on an exchange may not conform to the hours during which the securities held by s Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for underlying securities that are not immediately reflected in the options markets. If a Fund receives a redemption request and is unable to close out an option it has sold, the Fund may temporarily be leveraged in relation to its assets.

• LARGE SHAREHOLDER RISK. To the extent a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may purchase or sell Fund shares. The Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Additionally, redemptions by a large shareholder also potentially limit the use of any capital loss carryforwards and other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization. In addition, to the extent a Fund invests in other GMO Funds subject to large shareholder risk, the Fund is indirectly subject to this risk.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For many Funds, GMO often uses quantitative models as part of its investment process. GMO’s models are not necessarily predictive of future market events and use simplifying assumptions that can limit their effectiveness. The data on which the analyses and models are based is subject to limitations (e.g., inaccuracies, staleness) that could adversely affect a Fund’s performance. The Funds also run the risk that GMO’s assessment of an investment (including a company’s fundamental fair (or intrinsic) value) may be wrong.

There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors could prevent a Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide a net asset value (“NAV”) for a Fund or share class on a timely basis. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have contractual limitations on their liability to the Funds for losses resulting from their errors.

The Funds and their service providers (including GMO) are susceptible to cyber-attacks and technological malfunctions that may have effects that are similar to those of a cyber-attack. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release or misappropriation of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent cyber-attacks, such plans and systems are subject to inherent limitations. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events (e.g., wars and terrorism) will disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Funds’ investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of a Fund’s investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trading practices, which could disrupt the orderly functioning of markets or reduce the value of investments traded in them, including investments of the Funds. While the U.S. government has always honored its credit obligations, a default by the U.S. government (as has been threatened in recent years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of several European Union countries, as well as the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or leaves the European Union or if the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could adversely affect the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Equities — Funds that invest in equities run the risk that the market price of an equity will decline. That decline may be attributable to factors affecting the issuer, such as poor performance by the company’s management or reduced demand for its goods or services, or to factors affecting a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. A decline also may result from general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and their market prices can decline in a rapid or unpredictable manner. If a Fund purchases an equity for less than its fundamental fair (or intrinsic value) as determined by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline due to GMO’s incorrect assessment of the equity’s fundamental fair (or intrinsic) value. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

Fixed Income Investments — Funds that invest in fixed income securities (including bonds, notes, bills, synthetic debt instruments, and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities, and sovereign and quasi-sovereign debt instruments, can decline due to uncertainty about their credit quality and the reliability of their payment streams. Some fixed income securities also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income security. When interest rates rise, these securities also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade securities (commonly referred to as “junk bonds”) may be particularly volatile. Often below investment grade securities are subject to greater sensitivity to interest rate and economic changes than higher rated bonds and can be more difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. See “Credit Risk” and “Illiquidity Risk” for more information about these risks.

A risk run by each Fund with a significant investment in fixed income securities is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater for Funds investing in fixed income securities with longer durations. In addition, in managing some Funds, GMO may seek to evaluate potential investments in part by considering the volatility of interest rates. The value of a Fund’s investments may be significantly reduced if GMO’s assessment proves incorrect.

The extent to which a fixed income security’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate securities have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate securities when interest rates rise but outperform them when interest rates decline. Fixed income securities paying no interest, such as zero coupon and principal-only securities, are subject to additional interest rate risk.

The market price of inflation-indexed bonds (including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”)) typically declines during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increases during periods of declining real interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities.

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless GMO waives or reduces its management fees.

Fixed income securities denominated in foreign currencies also are subject to currency risk. See “Currency Risk.”

In response to government intervention, economic or market developments, or other factors, fixed income markets may experience periods of high volatility, reduced liquidity or both. During those periods, a Fund could have unusually high shareholder redemptions, requiring it to generate cash by selling securities when it would otherwise not do so, including at unfavorable prices. Fixed income investments may be difficult to value during such periods. In recent periods, central banks and governmental financial regulators, including the U.S. Federal Reserve, have maintained historically low interest rates by purchasing bonds. Steps to curtail or “taper” such activities and other actions by central banks or regulators (such as intervention in foreign currency markets or currency controls) could have a material adverse effect on the Funds.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of relatively few issuers and/or foreign currencies. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

The following Funds are not diversified investment companies within the meaning of the 1940 Act:

•	Emerging Countries Fund
•	Emerging Domestic Opportunities Fund
•	Emerging Markets Fund
•	Taiwan Fund

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to more risks than Funds that invest only in U.S. securities. Non-U.S. securities markets often include securities of only a small number of companies in a limited number of industries. As a result, the market prices of many of the securities traded on those markets fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments, (ii) transactions in those investments, and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. A Fund’s decision to seek a refund is in its sole discretion, and, particularly in light of the cost involved, it may decide not to seek a refund, even if eligible. The outcome of a Fund’s efforts to obtain a refund may be unpredictable. Accordingly, a refund is not typically reflected in a Fund’s net asset value until it is received or until the Fund determines there is a high likelihood the refund will be received. For information on possible special Australian and Singapore tax consequences of an investment in the Funds, see the Funds’ prospectus and statement of additional information for more information.

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, other government involvement in the economy or in the affairs of specific companies or industries (including in the case of wholly or partially state-owned enterprises), adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States with respect to brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in foreign currency exchange rates also affect the market value of a Fund’s non-U.S. investments (see “Currency Risk”).

The Funds need a license to invest directly in many non-U.S. securities markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license to invest in a particular market is terminated or suspended, to obtain exposure to that market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of a GMO client could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy or in the affairs of specific companies or industries (including in the case of wholly or partially state-owned enterprises); less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and enforcing legal judgments; and significantly smaller market capitalizations of issuers. In addition, the economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities.

• SMALL COMPANY RISK. Companies with smaller market capitalizations may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, may have inexperienced managers or may depend on a smaller group of key employees as compared to larger companies. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for securities of these companies.

Temporary Defensive Positions. Temporary defensive positions are positions that are inconsistent with a Fund’s principal investment strategies and are taken in attempting to respond to adverse market, economic, political or other conditions. The Funds normally do not take temporary defensive positions. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives to gain long investment exposure to securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and GMO believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which its equities are traded.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

The Funds may have investment exposures in excess of their net assets (i.e., they may be leveraged). A Fund’s foreign currency exposure may differ significantly from the currencies in which its equities are traded.

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the period ended May 31, 2016, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund
Forward currency contracts
Hedge foreign currency exposure in the underlying funds’ investments relative to the U.S. dollar		X
Futures contracts
Adjust exposure to certain securities markets		X
Options (Written)
Substitute for direct equity investment	X	X	X
Income enhancement on securities held in the portfolio		X
Swap contracts
Substitute for direct investment in securities		X	X
Achieve returns comparable to holding and lending a direct equity position		X	X
Rights and/or warrants
Received as a result of corporate actions	X	X	X

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market price of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was settled.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. “Quanto” options are cash-settled options in which the underlying asset (often an index) is denominated in a currency other than the currency in which the option is settled. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

	Puts			Calls

	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Emerging Countries Fund
Outstanding, beginning of period	—	—	$—	—	8	$3,828
Options written	—	—	—	—	21	14,820
Options bought back	—	—	—	—	(27)	(18,000)
Options expired	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	—	—	$—	—	2	$648

Emerging Domestic Opportunities Fund
Outstanding, beginning of period	—	—	$—	—	9,647	$4,967,831
Options written	—	—	—	—	15,458	9,467,617
Options bought back	—	—	—	—	(20,376)	(11,528,456)
Options expired	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	—	—	$—	—	4,729	$2,906,992

Emerging Markets Fund
Outstanding, beginning of period	—	—	$—	—	1,732	$989,969
Options written	—	—	—	—	5,461	3,566,879
Options bought back	—	—	—	—	(6,241)	(3,990,322)
Options expired	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	—	—	$—	—	952	$566,526

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using industry models and inputs provided by primary pricing sources.

Swap contracts

The Funds may directly or indirectly use various swap contracts, including, without limitation, swaps on securities and securities indices, total return swaps, interest rate swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, municipal swaps, dividend swaps, volatility swaps, correlation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal). Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure:

The risks referenced in the tables below are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Emerging Countries Fund
Assets:
Investments, at value (rights and/or warrants)	$—	$241	$—	$—	$—	$241

Total	$—	$241	$—	$—	$—	$241

Liabilities:
Written Options, at value	$—	$(432)	$—	$—	$—	$(432)

Total	$—	$(432)	$—	$—	$—	$(432)

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Emerging Domestic Opportunities Fund
Assets:
Investments, at value (rights and/or warrants)	$—	$7,968,202	$—	$—	$—	$7,968,202
Unrealized Appreciation on Forward Currency Contracts	—	—	2,885,858	—	—	2,885,858
Unrealized Appreciation on Future Contracts	—	281,302	—	—	—	281,302
Unrealized Appreciation on Swap Contracts	—	645,178	—	—	—	645,178

Total	$—	$8,894,682	$2,885,858	$—	$—	$11,780,540

Liabilities:
Written Options, at value	$—	$(3,130,801)	$—	$—	$—	$(3,130,801)
Unrealized Depreciation on Forward Currency
Contracts	—	—	(5,460,175)	—	—	(5,460,175)
Unrealized Depreciation on Future Contracts	—	(2,565,383)	—	—	—	(2,565,383)

Total	$—	$(5,696,184)	$(5,460,175)	$—	$—	$(11,156,359)

Emerging Markets Fund
Assets:
Investments, at value (rights and/or warrants)	$—	$331,835	$—	$—	$—	$331,835
Unrealized Appreciation on Swap Contracts	—	1,078,189	—	—	—	1,078,189

Total	$—	$1,410,024	$—	$—	$—	$1,410,024

Liabilities:
Written Options, at value	$—	$(601,591)	$—	$—	$—	$(601,591)

Total	$—	$(601,591)	$—	$—	$—	$(601,591)

Subsequent events

In June 2016, the Board of Trustees of GMO Trust approved a reverse stock split for Emerging Countries Fund and Emerging Markets Fund of one new share for every three current shares. The reverse splits were effective for shareholders of record after the close of the NYSE on July 14, 2016. Transactions in shares were effected at the relevant class’s post-split price starting July 15, 2016. The ticker symbols and cusips for the share classes did not change.

The reverse splits reduced the number of shares outstanding for the share classes, and resulted in a proportionate increase in the price per share of each share class. The reverse splits did not change the value of a shareholder’s investment. Every three pre-split shares held by a shareholder resulted in the receipt of one post-split share, which is priced three times higher than the pre-split shares.

For additional information regarding the Funds, please see the Funds’ most recent annual or semiannual shareholder report available on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 86.4%

	Australia — 0.9%
4,176	AGL Energy Ltd	56,020
5,634	Alumina Ltd	5,754
11,897	AusNet Services	13,529
17,997	Australia & New Zealand Banking Group Ltd	330,448
2,333	Bank of Queensland Ltd	19,565
3,082	Bendigo & Adelaide Bank Ltd	22,746
19,879	BHP Billiton Ltd	268,066
690	CIMIC Group Ltd	18,614
1,945	Coca Cola Amatil Ltd	12,506
5,991	Dexus Property Group (REIT)	37,425
9,637	Fortescue Metals Group Ltd	20,725
11,110	GPT Group (The) (REIT)	43,139
2,243	Harvey Norman Holdings Ltd	7,376
15,049	Insurance Australia Group Ltd	63,787
2,221	LendLease Group	21,515
22,909	Mirvac Group (REIT)	32,152
16,254	National Australia Bank Ltd	317,994
2,291	Orica Ltd	22,463
10,829	Origin Energy Ltd	44,454
4,244	QBE Insurance Group Ltd	38,067
2,625	Rio Tinto Ltd	84,913
3,990	Santos Ltd	12,969
33,062	Scentre Group (REIT)	111,208
32,952	South32 Ltd *	37,053
14,716	Stockland (REIT)	48,123
7,963	Suncorp Group Ltd	74,559
4,964	Tatts Group Ltd	14,110
20,827	Vicinity Centres (REIT)	48,999
20,567	Westpac Banking Corp	454,776
4,590	Woodside Petroleum Ltd	90,562
5,113	Woolworths Ltd	81,605

	Total Australia	2,455,222

	Austria — 0.0%
1,730	Erste Group Bank AG *	46,279
912	OMV AG	25,327
796	Raiffeisen Bank International AG *	10,643
704	voestalpine AG	24,101

	Total Austria	106,350

	Belgium — 0.1%
1,246	Ageas	50,336
642	Delhaize Group	67,283
499	Groupe Bruxelles Lambert SA	42,408
1,552	KBC Groep NV *	91,800
942	Proximus SADP	30,598
299	Solvay SA	30,297
323	Umicore SA	16,254

	Total Belgium	328,976

Shares	Description	Value ($)
	Brazil — 0.3%
800	B2W Cia Digital *	2,192
16,550	Banco Bradesco SA	112,254
17,000	Banco do Brasil SA	77,482
8,300	Banco Santander Brasil SA	39,920
13,900	BB Seguridade Participacoes SA	104,858
17,100	BM&FBovespa SA – Bolsa de Valores Mercadorias e Futuros	75,335
4,030	BR Malls Participacoes SA *	12,881
7,200	Centrais Eletricas Brasileiras SA *	15,940
12,300	Cia Siderurgica Nacional SA *	22,261
2,400	Cosan SA Industria e Comercio	21,804
3,997	CPFL Energia SA	20,219
6,200	Duratex SA	12,439
3,400	Natura Cosmeticos SA	21,189
59,000	Petroleo Brasileiro SA *	166,211
16,800	Tim Participacoes SA	33,102
3,200	Tractebel Energia SA	31,419
1,900	Transmissora Alianca de Energia Eletrica SA	9,911
25,500	Vale SA	100,346

	Total Brazil	879,763

	Chile — 0.2%
50,170	AES Gener SA	22,809
800	Banco de Chile ADR	48,160
363	Banco de Credito e Inversiones	14,716
3,400	Banco Santander Chile ADR	61,370
2,900	Cencosud SA ADR	22,910
102,115	Colbun SA	24,646
8,710	Empresas CMPC SA	18,052
9,057	Empresas COPEC SA	76,862
151,243	Enersis Americas SA	22,937
4,700	Enersis Americas SA Sponsored ADR	35,908
4,700	Enersis Chile SA ADR	26,696
151,243	Enersis Chile SA	17,342
2,000	Itau CorpBanca ADR	25,800

	Total Chile	418,208

	China — 3.0%
457,000	Agricultural Bank of China Ltd – Class H	165,827
32,000	Alibaba Health Information Technology Ltd *	23,416
200,000	Alibaba Pictures Group Ltd *	46,807
78,000	Aluminum Corp of China Ltd – Class H *	23,381
24,500	Anhui Conch Cement Co Ltd – Class H	59,212
7,000	ANTA Sports Products Ltd	15,245
1,574,000	Bank of China Ltd – Class H	642,683
173,000	Bank of Communications Co Ltd – Class H *	107,023
20,000	Beijing Capital International Airport Co Ltd – Class H	21,556
92,000	Belle International Holdings Ltd	54,527
38,000	Brilliance China Automotive Holdings Ltd	36,773
173,000	China Cinda Asset Management Co Ltd – Class H	56,383

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	China — continued
162,000	China CITIC Bank Corp Ltd – Class H	95,377
53,000	China Coal Energy Co Ltd – Class H	23,703
88,000	China Communications Construction Co Ltd –Class H	99,381
48,000	China Communications Services Corp Ltd – Class H	22,657
27,000	China Conch Venture Holdings Ltd *	54,397
1,668,000	China Construction Bank Corp – Class H	1,075,862
18,000	China COSCO Holdings Co Ltd – Class H *	6,480
68,000	China Everbright Bank Co Ltd – Class H *	29,100
12,000	China Everbright Ltd	22,979
66,000	China Galaxy Securities Co Ltd – Class H	58,319
10,200	China International Marine Containers Group Co Ltd – Class H	12,852
74,000	China Jinmao Holdings Group Ltd	21,193
91,000	China Merchants Bank Co Ltd – Class H	185,756
24,000	China Merchants Holdings International Co Ltd – Class H	68,721
117,000	China Minsheng Banking Corp Ltd – Class H	110,193
121,500	China Mobile Ltd	1,385,024
58,000	China National Building Material Co Ltd – Class H	26,292
38,000	China Oilfield Services Ltd – Class H	28,572
40,000	China Overseas Land & Investment Ltd	120,019
506,000	China Petroleum & Chemical Corp – Class H	342,722
66,000	China Power International Development Ltd	27,790
39,000	China Railway Construction Corp Ltd – Class H	48,754
79,000	China Railway Group Ltd – Class H	60,586
23,283	China Resources Beer Holdings Co Ltd	50,424
39,079	China Resources Power Holdings Co Ltd	61,573
67,500	China Shenhua Energy Co Ltd – Class H	107,086
16,000	China Taiping Insurance Holdings Co Ltd *	30,876
274,000	China Telecom Corp Ltd – Class H	127,251
50,000	Chongqing Rural Commercial Bank Co Ltd –Class H	25,743
86,000	CITIC Ltd	124,937
354,000	CNOOC Ltd	421,022
36,000	COSCO Pacific Ltd	36,519
112,000	Country Garden Holdings Co Ltd	44,617
56,000	Datang International Power Generation Co Ltd – Class H	14,915
54,000	Dongfeng Motor Group Co Ltd – Class H	60,018
83,000	Evergrande Real Estate Group Ltd	55,544
35,000	Far East Horizon Ltd	26,259
42,500	Fosun International Ltd	60,646
129,000	GCL-Poly Energy Holdings Ltd	18,385
27,000	GF Securities Co Ltd – Class H *	62,678
235,000	GOME Electrical Appliances Holding Ltd	28,163
36,395	Guangdong Investment Ltd	51,317
20,000	Guangzhou R&F Properties Co Ltd – Class H	26,585
13,000	Haitian International Holdings Ltd	20,776

Shares	Description	Value ($)
	China — continued
32,000	Huadian Power International Corp Ltd – Class H *	16,904
84,000	Huaneng Power International Inc – Class H	57,209
29,000	Huatai Securities Co Ltd – Class H *	61,004
1,462,000	Industrial & Commercial Bank of China Ltd – Class H	777,940
24,000	Jiangsu Expressway Co Ltd – Class H	32,957
26,000	Jiangxi Copper Co Ltd – Class H	27,943
64,000	Kunlun Energy Co Ltd	52,110
29,000	Longfor Properties Co Ltd	38,823
32,000	Nine Dragons Paper Holdings Ltd	23,130
418,000	PetroChina Co Ltd – Class H	285,620
51,500	Ping An Insurance Group Co of China Ltd – Class H	231,431
542,000	Semiconductor Manufacturing International Corp *	45,323
56,000	Shanghai Electric Group Co Ltd – Class H *	24,077
10,000	Shanghai Industrial Holdings Ltd	22,539
6,800	Shanghai Pharmaceuticals Holding Co Ltd – Class H	14,694
27,500	Shimao Property Holdings Ltd	34,731
71,500	Shui On Land Ltd	17,836
67,000	Sino-Ocean Land Holdings Ltd	27,210
24,500	Sinopec Engineering Group Co Ltd – Class H	21,458
46,000	Sinopec Shanghai Petrochemical Co Ltd – Class H *	22,568
41,000	SOHO China Ltd	18,022
2,500	SouFun Holdings Ltd ADR *	13,575
30,500	Sun Art Retail Group Ltd	19,118
37,000	Sunac China Holdings Ltd	22,862
20,000	Tingyi Cayman Islands Holding Corp	18,423
4,000	Tsingtao Brewery Co Ltd – Class H	14,335
40,000	Want Want China Holdings Ltd	28,384
19,000	Weichai Power Co Ltd – Class H	22,164
36,000	Yanzhou Coal Mining Co Ltd – Class H	19,530
136,000	Yuexiu Property Co Ltd	17,326
28,000	Zhejiang Expressway Co Ltd – Class H	26,260
114,000	Zijin Mining Group Co Ltd – Class H	32,767

	Total China	8,723,169

	Colombia — 0.1%
48,352	Ecopetrol SA	20,961
2,500	Ecopetrol SA Sponsored ADR	21,900
5,782	Grupo Argos SA	32,324
3,035	Grupo de Inversiones Suramericana SA	36,526

	Total Colombia	111,711

	Czech Republic — 0.0%
3,198	CEZ AS	57,939

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	Denmark — 0.1%
24	AP Moeller – Maersk A/S – Class A	29,929
43	AP Moeller – Maersk A/S – Class B	55,294
430	Carlsberg A/S – Class B	41,478
5,026	TDC A/S	25,169
786	Tryg A/S	15,478

	Total Denmark	167,348

	Egypt — 0.0%
10,230	Commercial International Bank SAE	49,038
15,874	Talaat Moustafa Group	10,384

	Total Egypt	59,422

	Finland — 0.1%
338	Elisa Oyj	12,879
2,749	Fortum Oyj	41,223
765	Metso Oyj	17,973
794	Neste Oyj	26,737
709	Nokian Renkaat Oyj	25,037
222	Orion Oyj – Class B	7,967
2,767	Sampo Oyj – A Shares	123,187
3,409	Stora Enso Oyj – R Shares	29,238
3,304	UPM-Kymmene Oyj	63,572
916	Wartsila Oyj Abp	37,968

	Total Finland	385,781

	France — 1.7%
10,515	ArcelorMittal *	51,537
12,203	AXA SA	306,631
6,556	BNP Paribas SA *	363,313
1,256	Bouygues SA	40,865
351	Casino Guichard-Perrachon SA	20,886
2,950	Cie de Saint-Gobain	131,805
1,155	Cie Generale des Etablissements Michelin	117,454
1,167	CNP Assurances	19,806
6,534	Credit Agricole SA	65,644
1,286	Edenred	23,825
1,642	Electricite de France SA	21,879
9,040	Engie	139,361
1,054	Eutelsat Communications	21,025
204	Fonciere Des Regions (REIT)	18,234
215	Gecina SA (REIT)	30,324
226	ICADE (REIT)	16,317
244	Imerys SA	17,204
305	Kering	49,278
802	Lagardere SCA	18,991
4,015	LVMH Moet Hennessy Louis Vuitton SE	642,767
5,808	Natixis SA	28,034
12,289	Orange SA	213,831
1,183	Renault SA	111,042
1,868	Rexel SA	28,573
7,272	Sanofi	597,703

Shares	Description	Value ($)
	France — continued
3,455	Schneider Electric SE	223,357
951	SCOR SE	31,818
2,020	SES SA ADR	45,279
4,491	Societe Generale SA	185,317
1,517	STMicroelectronics NV	9,120
1,848	Suez Environment Co	31,075
677	Technip SA	37,102
13,564	TOTAL SA	657,846
610	Unibail-Rodamco SE (REIT)	164,060
2,784	Veolia Environnement SA	62,534
2,970	Vinci SA	223,672
7,192	Vivendi SA	142,464
195	Wendel SA	22,506

	Total France	4,932,479

	Germany — 1.3%
2,828	Allianz SE (Registered)	461,885
138	Axel Springer SE	7,853
5,684	BASF SE	439,470
2,049	Bayerische Motoren Werke AG	173,145
6,589	Commerzbank AG	56,504
3,874	Daimler AG (Registered)	264,832
8,537	Deutsche Bank AG (Registered) *	152,628
5,998	Deutsche Post AG (Registered)	175,071
12,382	E.ON SE *	121,779
865	Evonik Industries AG	25,507
374	Hannover Rueck SE	42,156
1,184	K+S AG (Registered)	29,220
1,104	METRO AG	36,313
1,033	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	194,208
263	RTL Group	23,606
3,029	RWE AG *	39,695
11,016	SAP AG	892,182
4,907	Siemens AG (Registered)	528,612
219	Volkswagen AG *	33,893
1,874	Vonovia SE	64,256

	Total Germany	3,762,815

	Greece — 0.1%
27,537	Alpha Bank AE *	73,554
36,824	Eurobank Ergasias SA *	39,663
663	FF Group *	14,265
38,241	National Bank of Greece SA *	11,931
4,426	OPAP SA	35,957
129,807	Piraeus Bank SA *	38,266
2,750	Public Power Corp SA	9,810

	Total Greece	223,446

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	Hong Kong — 0.4%
7,359	Bank of East Asia Ltd (The)	27,416
23,000	BOC Hong Kong Holdings Ltd	70,816
8,000	Cathay Pacific Airways Ltd	12,475
16,500	CK Hutchison Holdings Ltd	191,090
11,500	CLP Holdings Ltd	108,255
16,000	First Pacific Co Ltd	10,490
14,000	Hang Lung Properties Ltd	26,676
4,700	Hang Seng Bank Ltd	83,320
18,000	HK Electric Investments & HK Electric Investments Ltd	15,787
3,600	Hongkong Land Holdings Ltd	21,743
4,000	Hysan Development Co Ltd	17,234
1,500	Jardine Matheson Holdings Ltd	85,500
4,500	Kerry Properties Ltd	11,231
26,000	Li & Fung Ltd	13,213
4,500	MTR Corp Ltd	21,304
33,000	New World Development Co Ltd	31,086
10,000	NWS Holdings Ltd	15,678
28,000	PCCW Ltd	18,223
8,500	Power Assets Holdings Ltd	82,355
14,800	Sands China Ltd	56,453
20,000	Sino Land Co Ltd	30,538
12,000	SJM Holdings Ltd	7,687
11,000	Sun Hung Kai Properties Ltd	129,078
7,200	Swire Properties Ltd	20,837
3,500	Swire Pacific Ltd – Class A	37,711
26,000	WH Group Ltd	20,008
8,000	Wharf Holdings Ltd (The)	43,188
6,000	Wheelock & Co Ltd	27,017
5,000	Yue Yuen Industrial Holdings Ltd	18,767

	Total Hong Kong	1,255,176

	Hungary — 0.0%
725	MOL Hungarian Oil & Gas Plc	39,876
1,653	OTP Bank Plc	39,984
970	Richter Gedeon Nyrt	19,450

	Total Hungary	99,310

	India — 1.1%
892	ACC Ltd	20,186
13,527	Ambuja Cements Ltd	45,807
11,842	Axis Bank Ltd	90,688
1,662	Bajaj Auto Ltd	64,625
11,630	Bharat Heavy Electricals Ltd	20,789
1,691	Bharat Petroleum Corp Ltd	24,594
23,757	Bharti Airtel Ltd	124,882
52	Bosch Ltd	17,270
9,161	Cairn India Ltd	19,683
13,764	Coal India Ltd	59,632
510	Container Corp Of India Ltd	10,869
7,738	GAIL India Ltd	42,781
22,091	Hindalco Industries Ltd	34,476

Shares	Description	Value ($)
	India — continued
10,395	Housing Development Finance Corp Ltd	191,816
10,600	ICICI Bank Ltd Sponsored ADR	76,214
21,393	Idea Cellular Ltd	36,516
5,833	Indiabulls Housing Finance Ltd	62,240
35,000	Infosys Ltd Sponsored ADR	680,400
28,949	ITC Ltd	151,323
1,676	JSW Steel Ltd	34,568
3,136	Larsen & Toubro Ltd	68,566
5,521	Mahindra & Mahindra Financial Services Ltd	26,282
7,382	Mahindra & Mahindra Ltd	145,192
22,870	NTPC Ltd	48,275
16,950	Oil & Natural Gas Corp Ltd	52,972
1,367	Piramal Enterprises Ltd	29,070
5,230	Power Finance Corp Ltd	12,740
17,258	Reliance Communications Ltd *	12,113
25,667	Reliance Industries Ltd	365,406
5,869	Rural Electrification Corp Ltd	14,064
1,023	Shriram Transport Finance Co Ltd	17,893
917	Siemens Ltd	16,382
30,770	State Bank of India *	93,742
15,906	Tata Motors Ltd *	106,941
7,273	Tata Motors Ltd – Class A DVR *	33,776
21,968	Tata Power Co Ltd	24,055
5,964	Tata Steel Ltd	29,582
403	United Spirits Ltd *	14,698
5,518	UPL Ltd	48,766
17,620	Vedanta Ltd	28,442
12,234	Wipro Ltd	99,153

	Total India	3,097,469

	Indonesia — 0.3%
267,400	Adaro Energy Tbk PT	13,895
7,300	Astra Agro Lestari Tbk PT	7,546
375,500	Astra International Tbk PT	181,243
62,300	Bank Danamon Indonesia Tbk PT	14,955
173,400	Bank Mandiri Persero Tbk PT	114,875
138,600	Bank Negara Indonesia Persero Tbk PT	48,664
206,200	Bank Rakyat Indonesia Persero Tbk PT	155,931
131,900	Global Mediacom Tbk PT	9,596
27,400	Indocement Tunggal Prakarsa Tbk PT	33,362
81,500	Indofood Sukses Makmur Tbk PT *	41,337
364,300	Lippo Karawaci Tbk PT	25,451
92,800	Media Nusantara Citra Tbk PT	14,242
202,600	Perusahaan Gas Negara Persero Tbk PT	36,741
55,100	Semen Gresik Persero Tbk PT	36,261
31,100	United Tractors Tbk PT	32,311

	Total Indonesia	766,410

	Israel — 0.1%
6,575	Bank Hapoalim BM	33,918
8,666	Bank Leumi Le-Israel BM *	31,775

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	Israel — continued
11,958	Bezeq The Israeli Telecommunication Corp Ltd	23,102
30	Delek Group Ltd	5,610
3,463	Israel Chemicals Ltd	14,197
944	Mizrahi Tefahot Bank Ltd	11,096
2,828	Teva Pharmaceutical Industries Ltd	146,880

	Total Israel	266,578

	Italy — 0.3%
7,227	Assicurazioni Generali SPA	104,750
895	Atlantia SPA	24,144
2,459	Banco Popolare SC	12,179
5,872	CNH Industrial NV	41,449
47,156	Enel SPA	213,822
15,797	Eni SPA	240,920
6,328	Intesa Sanpaolo SPA – RSP	15,354
3,489	Mediobanca SPA	27,072
13,000	Snam SPA	74,461
46,132	Telecom Italia SPA *	43,692
37,300	Telecom Italia SPA – RSP	28,794
2,923	Tenaris SA	38,686
9,330	Terna Rete Elettrica Nazionale SPA	51,763
15,401	UniCredit SPA	49,336
6,906	UnipolSai SPA	13,798

	Total Italy	980,220

	Japan — 3.7%
2,000	Aeon Co Ltd	30,231
400	Aeon Mall Co Ltd	5,243
1,200	Aisin Seiki Co Ltd	49,146
1,100	Alfresa Holdings Corp	23,027
2,100	Amada Holdings Co Ltd	22,973
7,000	Aozora Bank Ltd	23,686
6,000	Asahi Glass Co Ltd	36,129
8,000	Asahi Kasei Corp	53,269
2,000	Bank of Kyoto Ltd (The)	13,104
200	Benesse Holdings Inc	4,405
4,000	Bridgestone Corp	136,901
1,600	Brother Industries Ltd	19,031
6,600	Canon Inc	190,509
4,000	Chiba Bank Ltd (The)	20,839
4,000	Chubu Electric Power Co Inc	54,436
1,100	Chugoku Bank Ltd (The)	12,411
1,800	Chugoku Electric Power Co Inc (The)	22,451
1,800	Citizen Holdings Co Ltd	10,027
7,300	Concordia Financial Group Ltd *	34,036
3,300	Dai-ichi Life Insurance Co Ltd (The)	42,974
1,300	Daihatsu Motor Co Ltd	17,645
3,900	Daiichi Sankyo Co Ltd	90,116
3,700	Daiwa House Industry Co Ltd	106,696
10,000	Daiwa Securities Group Inc	57,873
3,000	Dai Nippon Printing Co Ltd	30,523

Shares	Description	Value ($)
	Japan — continued
1,600	Eisai Co Ltd	98,686
900	Electric Power Development Co Ltd	23,190
400	FamilyMart Co Ltd	20,922
1,200	FANUC Corp	182,763
2,900	FUJIFILM Holdings Corp	116,892
5,000	Fukuoka Financial Group Inc	18,101
2,000	Gunma Bank Ltd (The)	7,958
2,500	Hachijuni Bank Ltd (The)	10,983
4,000	Hankyu Hanshin Holdings Inc	27,339
900	Hino Motors Ltd	9,151
100	Hirose Electric Co Ltd	12,316
3,000	Hiroshima Bank Ltd (The)	11,232
200	Hisamitsu Pharmaceutical Co Inc	10,635
200	Hitachi Chemical Co Ltd	3,714
700	Hitachi Construction Machinery Co Ltd	10,748
400	Hitachi High-Technologies Corp.	11,559
30,000	Hitachi Ltd	137,369
8,000	Hokuhoku Financial Group Inc	9,746
1,100	Hokuriku Electric Power Co	13,685
10,100	Honda Motor Co Ltd	283,422
500	Idemitsu Kosan Co Ltd	9,939
5,900	Inpex Corp	48,087
1,200	Isetan Mitsukoshi Holdings Ltd	11,637
3,700	Isuzu Motors Ltd	44,237
9,800	ITOCHU Corp	122,063
300	Itochu Techno-Solutions Corp	6,619
1,600	Iyo Bank Ltd (The)	10,572
700	Japan Airlines Co Ltd	23,892
2,500	Japan Post Bank Co Ltd	29,747
2,800	Japan Post Holdings Co Ltd	36,024
5	Japan Prime Realty Investment Corp (REIT)	21,362
8	Japan Real Estate Investment Corp (REIT)	46,756
16	Japan Retail Fund Investment Corp (REIT)	37,129
3,000	JFE Holdings Inc	39,986
4,000	Joyo Bank Ltd (The)	14,695
1,100	JSR Corp	16,057
13,900	JX Holdings Inc	53,990
1,000	Kamigumi Co Ltd	9,087
4,400	Kansai Electric Power Co Inc (The) *	42,439
5,422	KDDI Corp	157,296
5,100	Kirin Holdings Co Ltd.	85,368
21,000	Kobe Steel Ltd	18,780
5,700	Komatsu Ltd	97,853
800	Kuraray Co Ltd	10,556
200	Kurita Water Industries Ltd	4,662
2,000	Kyocera Corp	99,339
500	Kyowa Hakko Kirin Co Ltd	9,049
2,200	Kyushu Financial Group Inc	11,783
200	Lawson Inc	15,753
5,100	Marubeni Corp	24,355
300	Maruichi Steel Tube Ltd	9,956

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
100	McDonald’s Holdings Co Ltd	2,627
500	Medipal Holdings Corp	8,625
200	Miraca Holdings Inc	8,401
4,200	Mitsubishi Chemical Holdings Corp	21,226
8,400	Mitsubishi Corp	147,983
12,000	Mitsubishi Electric Corp	143,637
2,000	Mitsubishi Gas Chemical Co Inc	11,272
7,000	Mitsubishi Materials Corp	20,058
4,000	Mitsubishi Motors Corp	20,763
1,500	Mitsubishi Tanabe Pharma Corp	25,078
78,900	Mitsubishi UFJ Financial Group Inc	389,807
3,300	Mitsubishi UFJ Lease & Finance Co Ltd	14,098
10,600	Mitsui & Co Ltd	126,972
7,000	Mitsui OSK Lines Ltd	15,807
146,200	Mizuho Financial Group Inc	228,600
2,000	MS&AD Insurance Group Holdings Inc	56,532
2,000	Nagoya Railroad Co Ltd	10,027
6,000	NEC Corp	14,036
1,100	NHK Spring Co Ltd	9,389
9	Nippon Building Fund Inc (REIT)	53,401
2,000	Nippon Electric Glass Co Ltd	9,572
5,000	Nippon Express Co Ltd	21,410
4,700	Nippon Steel & Sumitomo Metal Corp	96,399
4,300	Nippon Telegraph & Telephone Corp	188,190
10,000	Nippon Yusen KK	18,819
15,360	Nissan Motor Co Ltd	154,271
700	Nisshin Seifun Group Inc	11,846
200	Nissin Foods Holdings Co Ltd	9,990
600	NOK Corp	10,660
22,500	Nomura Holdings Inc	96,557
800	Nomura Real Estate Holdings Inc	14,276
2,900	NSK Ltd	25,525
102,900	NTT DOCOMO, Inc	2,570,812
500	NTT Urban Development Corp	4,972
1,000	Odakyu Electric Railway Co Ltd	10,810
8,200	ORIX Corp	113,063
12,000	Osaka Gas Co Ltd	44,808
2,400	Otsuka Holdings Co Ltd	97,536
4,800	Panasonic Corp	44,400
13,700	Resona Holdings Inc	51,708
4,400	Ricoh Co Ltd	38,117
100	Rinnai Corp	8,665
400	Rohm Co Ltd	16,935
300	Sankyo Co Ltd	11,136
200	Sanrio Co Ltd	3,677
1,400	SBI Holdings Inc	14,485
500	Secom Co Ltd	38,948
1,300	Sega Sammy Holdings Inc	15,770
1,700	Seiko Epson Corp	30,304
2,600	Sekisui Chemical Co Ltd	33,691
3,700	Sekisui House Ltd	65,788

Shares	Description	Value ($)
	Japan — continued
12,000	Shinsei Bank Ltd	19,124
3,000	Shizuoka Bank Ltd (The)	22,267
1,300	Showa Shell Sekiyu KK	13,104
700	Sompo Japan Nipponkoa Holdings Inc	19,581
7,000	Sumitomo Corp	71,356
4,700	Sumitomo Electric Industries Ltd	65,957
3,000	Sumitomo Heavy Industries Ltd	14,458
3,000	Sumitomo Metal Mining Co Ltd	30,735
7,900	Sumitomo Mitsui Financial Group Inc	255,245
21,000	Sumitomo Mitsui Trust Holdings Inc	72,445
1,100	Sumitomo Rubber Industries Ltd	16,054
350	Suzuken Co Ltd	11,227
3,600	T&D Holdings Inc	35,581
200	Taisho Pharmaceutical Holdings Co Ltd	18,563
2,000	Takashimaya Co Ltd	14,065
4,900	Takeda Pharmaceutical Co Ltd	210,877
800	THK Co Ltd	15,023
3,000	Tobu Railway Co Ltd	15,170
4,200	Tokio Marine Holdings Inc	144,159
1,100	Tokyo Electron Ltd	80,981
4,500	Tokyo Electric Power Co Holdings Inc *	21,043
14,000	Tokyo Gas Co Ltd	56,287
600	Tokyo Tatemono Co Ltd	7,604
2,000	Tokyu Corp	17,063
1,700	Tokyu Fudosan Holdings Corp	11,144
3,000	Toppan Printing Co Ltd	26,953
25,000	Toshiba Corp *	61,273
400	Toyoda Gosei Co Ltd	7,791
1,000	Toyota Industries Corp	42,978
1,300	Toyota Tsusho Corp	30,488
10,900	Toyota Motor Corp	563,645
200	Toyo Suisan Kaisha Ltd	7,705
200	Trend Micro Inc	7,213
18	United Urban Investment Corp (REIT)	28,365
1,000	Yamaguchi Financial Group Inc	9,711
700	Yokohama Rubber Co Ltd (The)	10,663

	Total Japan	10,554,537

	Malaysia — 0.4%
24,900	AirAsia Berhad	13,866
21,500	Alliance Financial Group Berhad	21,110
38,800	AMMB Holdings Berhad	40,507
6,700	Berjaya Sports Toto Berhad	4,949
1,300	British American Tobacco Malaysia Berhad	15,761
101,400	CIMB Group Holdings Berhad	107,748
30,300	Felda Global Ventures Holdings Berhad	10,051
33,400	Gamuda Berhad	38,824
44,500	Genting Berhad	90,092
13,000	Hong Leong Bank Berhad	42,080
4,500	Hong Leong Financial Group Berhad	16,216
15,400	IOI Properties Group Berhad	9,061

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	Malaysia — continued
96,800	Malayan Banking Berhad	191,492
24,200	Maxis Berhad	32,224
55,500	Petronas Chemicals Group Berhad	88,443
17,500	Public Bank Berhad	81,033
12,300	RHB Capital Berhad	18,173
65,300	SapuraKencana Petroleum Berhad	25,238
61,500	Sime Darby Berhad	110,341
33,600	Tenaga Nasional Berhad	113,751
11,600	UMW Holdings Berhad	13,987
85,600	YTL Corp Berhad	33,791
43,900	YTL Power International Berhad	15,414

	Total Malaysia	1,134,152

	Mexico — 0.5%
55,800	Alfa SA de CV – Class A	98,347
405,864	America Movil SAB de CV – Series L	249,147
8,000	Arca Continental SAB de CV	52,989
9,900	Coca-Cola Femsa SAB de CV – Series L	79,498
48,300	Fibra Uno Administracion SA de CV (REIT)	104,311
10,600	Gentera SAB de CV	19,245
3,900	Grupo Carso SAB de CV – Series A1	16,587
6,700	Grupo Comercial Chedraui SA de CV	16,709
49,500	Grupo Financiero Banorte SAB de CV – Class O	259,291
36,200	Grupo Financiero Santander Mexico SAB de CV – Class B	65,470
75,600	Grupo Mexico SAB de CV – Series B	168,020
2,755	Industrias Penoles SAB de CV	44,018
30,300	Kimberly-Clark de Mexico SAB de CV – Class A	71,938
7,300	Mexichem SAB de CV	15,366
15,400	OHL Mexico SAB de CV *	19,241
51,900	Wal-Mart de Mexico SAB de CV	120,775

	Total Mexico	1,400,952

	Netherlands — 0.7%
11,297	Aegon NV	58,024
400	AerCap Holdings NV *	15,636
544	Boskalis Westminster	19,717
23,951	ING Groep NV CVA	296,379
1,144	Koninklijke DSM NV	68,099
12,885	Koninklijke KPN NV	51,331
435	Koninklijke Vopak NV	22,668
1,478	NN Group NV	49,335
30,159	Unilever NV CVA	1,354,131

	Total Netherlands	1,935,320

	New Zealand — 0.0%
2,258	Contact Energy Ltd	8,236
4,274	Fletcher Building Ltd	25,852
8,689	Meridian Energy Ltd	15,746
4,347	Mighty River Power Ltd	8,737

Shares	Description	Value ($)
	New Zealand — continued
3,976	Spark New Zealand Ltd	9,944

	Total New Zealand	68,515

	Norway — 0.1%
6,049	DNB ASA	77,380
1,358	Gjensidige Forsikring ASA	23,396
8,324	Norsk Hydro ASA	33,097
3,280	Orkla ASA	29,680
277	Schibsted ASA – B Shares	8,214
164	Schibsted ASA – Class A	5,087
6,904	Statoil ASA	109,140
4,647	Telenor ASA	77,231
1,106	Yara International ASA	39,774

	Total Norway	402,999

	Peru — 0.1%
3,800	Companhia de Minas Buenaventura SA ADR *	36,328
700	Credicorp Ltd	98,140
1,100	Southern Copper Corp	28,655

	Total Peru	163,123

	Philippines — 0.2%
38,520	Aboitiz Equity Ventures Inc	65,082
29,200	Aboitiz Power Corp	28,708
40,700	Alliance Global Group Inc	13,239
15,570	Bank of the Philippine Islands	30,708
16,260	BDO Unibank Inc	35,127
51,300	DMCI Holdings Inc	13,923
120,700	Energy Development Corp	14,582
655	Globe Telecom Inc	33,761
32,290	JG Summit Holdings Inc	57,188
224,000	Megaworld Corp	21,547
259,700	Metro Pacific Investments Corp	33,458
6,300	Metropolitan Bank & Trust Co	11,731
1,925	Philippine Long Distance Telephone Co	78,513
32,400	Robinsons Land Corp	20,083
3,180	SM Investments Corp	63,928

	Total Philippines	521,578

	Poland — 0.2%
647	Bank Handlowy w Warszawie SA	12,210
4,375	Enea SA	11,120
4,103	Energa SA *	10,250
644	Grupa Lotos SA *	5,053
2,775	KGHM Polska Miedz SA *	42,407
14,055	Orange Polska SA	20,462
16,675	PGE Polska Grupa Energetyczna SA	53,321
6,358	Polski Koncern Naftowy Orlen SA	111,487
35,078	Polskie Gornictwo Naftowe i Gazownictwo SA	47,045
11,123	Powszechny Zaklad Ubezpieczen SA	87,953
10,490	Synthos SA	9,657

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	Poland — continued
20,839	Tauron Polska Energia SA	13,634

	Total Poland	424,599

	Portugal — 0.0%
128,314	Banco Commercial Portugues SA – Class R *	4,375
14,334	EDP-Energias de Portugal SA	47,785
2,868	Galp Energia SGPS SA	37,522

	Total Portugal	89,682

	Qatar — 0.1%
968	Barwa Real Estate Co	8,039
3,186	Commercial Bank QSC (The)	32,169
2,520	Doha Bank QSC	24,019
3,011	Industries Qatar QSC	79,355
1,594	Ooredoo QSC	35,882
3,513	Qatar Gas Transport Co Ltd	22,518
1,176	Qatar Islamic Bank SAQ	29,847
2,089	Qatar National Bank SAQ	76,472

	Total Qatar	308,301

	Russia — 0.4%
119,150	Gazprom PAO Sponsored ADR	519,132
10,080	Lukoil PJSC Sponsored ADR	384,324
10,200	Mobile TeleSystems PJSC Sponsored ADR	89,352
23,041	Rosneft OJSC GDR (Registered)	111,172
1,672	Rostelecom OJSC Sponsored ADR	14,914
24,052	RusHydro PJSC ADR	21,565
4,145	Severstal PAO GDR (Registered)	43,284
3,062	Tatneft PAO Sponsored ADR	84,391

	Total Russia	1,268,134

	Singapore — 0.2%
4,600	Ascendas Real Estate Investment Trust	7,647
14,000	CapitaLand Commercial Trust (REIT)	14,127
16,500	CapitaLand Mall Trust (REIT)	24,332
47,900	Golden Agri-Resources Ltd	13,555
38,400	Hutchison Port Holdings Trust – Class U	16,507
700	Jardine Cycle & Carriage Ltd	17,180
9,000	Keppel Corp Ltd	35,138
32,000	Noble Group Ltd *	6,857
12,400	Oversea-Chinese Banking Corp Ltd	77,643
6,700	Sembcorp Industries Ltd	13,561
5,200	Sembcorp Marine Ltd	5,848
6,400	Singapore Press Holdings Ltd	17,933
17,300	Singapore Telecommunications Ltd	48,651
16,200	Suntec Real Estate Investment Trust	19,591
8,000	United Overseas Bank Ltd	105,934
3,200	UOL Group Ltd	13,194
11,900	Wilmar International Ltd	28,733
13,000	Yangzijiang Shipbuilding Holdings Ltd	8,641

	Total Singapore	475,072

Shares	Description	Value ($)
	South Africa — 0.8%
1,069	Anglo American Platinum Ltd *	23,886
8,031	AngloGold Ashanti Ltd *	107,471
6,720	Barclays Africa Group Ltd	62,395
4,213	Barloworld Ltd	19,293
3,353	Brait SE *	34,027
4,506	Coronation Fund Managers Ltd	19,461
2,839	Exxaro Resources Ltd	11,283
66,699	FirstRand Ltd	180,220
13,635	Fortress Income Fund Ltd (REIT)	31,681
18,878	Fortress Income Fund Ltd – Class A (REIT)	18,941
4,134	Foschini Group Ltd (The)	36,798
15,421	Gold Fields Ltd	53,609
46,016	Growthpoint Properties Ltd (REIT)	68,817
4,820	Hyprop Investments Ltd (REIT)	36,167
12,377	Impala Platinum Holdings Ltd *	35,399
3,589	Imperial Holdings Ltd	31,953
2,269	Liberty Holdings Ltd	17,222
6,658	Life Healthcare Group Holdings Ltd	16,276
2,151	Massmart Holdings Ltd	16,358
21,806	MMI Holdings Ltd	31,183
2,345	Mondi Ltd	45,412
32,918	MTN Group Ltd	256,485
3,919	Nedbank Group Ltd	44,121
1,061	Pioneer Foods Group Ltd	11,023
88,008	Redefine Properties Ltd (REIT)	61,261
13,989	RMB Holdings Ltd	47,050
5,365	Sappi Ltd *	25,162
10,972	Sasol Ltd	331,888
14,591	Sibanye Gold Ltd	42,391
24,046	Standard Bank Group Ltd	189,680
57,526	Steinhoff International Holdings NV	337,547
4,698	Telkom SA SOC Ltd	17,325
8,757	Truworths International Ltd	52,411
7,277	Tsogo Sun Holdings Ltd	12,476
7,372	Vodacom Group Ltd	77,107

	Total South Africa	2,403,779

	South Korea — 1.7%
5,258	BNK Financial Group Inc	38,547
376	CJ E&M Corp	23,749
552	Daelim Industrial Co Ltd	37,597
3,353	DGB Financial Group Inc	26,063
842	Dongbu Insurance Co Ltd	51,586
414	Dongsuh Cos Inc	11,567
52	Doosan Corp	4,234
616	Doosan Heavy Industries & Construction Co	12,529
985	GS Engineering & Construction Corp *	24,429
1,013	GS Holdings Corp	44,494
5,870	Hana Financial Group Inc	127,085
312	Hanwha Corp	10,062
4,306	Hanwha Life Insurance Co Ltd	23,087

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	South Korea — continued
453	Hyosung Corp	44,606
151	Hyundai Department Store Co Ltd	16,785
1,542	Hyundai Engineering & Construction Co Ltd	44,214
831	Hyundai Heavy Industries Co Ltd *	76,270
621	Hyundai Marine & Fire Insurance Co Ltd	16,464
1,351	Hyundai Mobis Co Ltd	288,920
3,055	Hyundai Motor Co	357,313
1,590	Hyundai Steel Co	65,182
323	Hyundai Wia Corp	25,049
5,517	Industrial Bank of Korea	52,693
7,661	KB Financial Group Inc	218,576
115	KCC Corp	38,967
5,224	Kia Motors Corp	204,365
5,092	Korea Electric Power Corp	268,472
549	Korea Gas Corp	18,304
503	Korea Investment Holdings Co Ltd	18,828
253	Korean Air Lines Co Ltd *	5,875
2,178	KT&G Corp	233,168
177	Kumho Petrochemical Co Ltd	9,461
103	LG Chem Ltd	23,381
1,882	LG Corp	103,983
4,613	LG Display Co Ltd	100,121
2,109	LG Electronics Inc	99,198
4,243	LG Uplus Corp	41,122
4	Lotte Chilsung Beverage Co Ltd	6,515
40	Lotte Confectionery Co Ltd	7,285
219	Lotte Shopping Co Ltd	41,925
3,563	Mirae Asset Daewoo Co Ltd	23,665
699	Mirae Asset Securities Co Ltd	13,735
2,791	NH Investment & Securities Co Ltd	21,218
331	OCI Co Ltd *	27,147
701	Paradise Co Ltd	10,157
1,384	POSCO	241,681
903	Posco Daewoo Corp	17,844
893	S-Oil Corp	64,288
690	Samsung Card Co Ltd	22,196
1,185	Samsung Electro-Mechanics Co Ltd	51,838
766	Samsung Electronics Co Ltd	829,109
2,968	Samsung Heavy Industries Co Ltd *	23,737
1,587	Samsung Life Insurance Co Ltd	138,498
1,137	Samsung Securities Co Ltd	33,943
8,464	Shinhan Financial Group Co Ltd	280,697
68	Shinsegae Co Ltd	11,836
1,284	SK Innovation Co Ltd	175,862
2,205	SK Networks Co Ltd	11,394
401	SK Telecom Co Ltd	75,085
6,703	Woori Bank	55,903

	Total South Korea	4,991,904

	Spain — 0.5%
652	ACS Actividades de Construccion y Servicios SA	21,502

Shares	Description	Value ($)
	Spain — continued
4,111	Banco Popular Espanol SA	6,768
20,608	Banco Bilbao Vizcaya Argentaria SA	136,453
89,342	Banco Santander SA	426,309
28,608	Bankia SA	24,845
6,338	CaixaBank SA	17,315
1,330	Enagas SA	39,865
1,966	Endesa SA	40,423
1,987	Ferrovial SA	42,057
2,168	Gas Natural SDG SA	42,918
34,011	Iberdrola SA	230,689
7,318	Mapfre SA	18,518
6,782	Repsol SA	87,094
27,876	Telefonica SA	291,172
562	Zardoya Otis SA	5,825

	Total Spain	1,431,753

	Sweden — 0.3%
18,836	Ericsson LM – B Shares	145,401
2,827	Husqvarna AB – B Shares	22,441
342	ICA Gruppen AB	12,043
1,114	Industrivarden AB – C Shares	18,842
18,800	Nordea Bank AB	182,465
6,599	Sandvik AB	64,518
9,402	Skandinaviska Enskilda Banken AB – Class A	90,141
2,352	Skanska AB – B Shares	51,655
2,464	SKF AB – B Shares	43,371
9,268	Svenska Handelsbanken AB – A Shares	118,704
5,605	Swedbank AB – A Shares	123,388
2,167	Tele2 AB – B Shares	19,023
16,075	Telia Co AB	75,366

	Total Sweden	967,358

	Switzerland — 2.6%
13,611	ABB Ltd (Registered) *	283,413
1,026	Adecco Group AG (Registered)	62,208
540	Aryzta AG *	21,504
310	Baloise Holding AG (Registered)	38,300
11,116	Credit Suisse Group AG (Registered) *	153,062
532	Julius Baer Group Ltd *	23,723
60,465	Nestle SA (Registered)	4,468,345
16,080	Novartis AG (Registered)	1,277,918
210	Pargesa Holding SA	13,874
85	Sulzer AG (Registered)	7,503
796	Swatch Group AG (The)	234,166
199	Swiss Life Holding AG (Registered) *	51,568
411	Swiss Prime Site AG (Registered) *	35,229
2,180	Swiss Re AG	195,896
161	Swisscom AG (Registered)	76,752
575	Syngenta AG (Registered)	226,104
931	Zurich Insurance Group AG *	225,322

	Total Switzerland	7,394,887

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	Taiwan — 1.4%
58,000	Acer Inc *	22,735
47,000	Asia Cement Corp	35,775
38,000	Asia Pacific Telecom Co Ltd *	12,210
14,000	Asustek Computer Inc	120,098
172,000	AU Optronics Corp	47,910
1,000	Casetek Holdings Ltd	3,790
162,000	Cathay Financial Holding Co Ltd	186,697
7,000	Chailease Holding Co Ltd	10,690
92,000	Chang Hwa Commercial Bank Ltd	46,653
32,000	Cheng Shin Rubber Industry Co Ltd	65,661
271,000	China Development Financial Holding Corp	68,214
63,000	China Life Insurance Co Ltd	48,029
234,000	China Steel Corp	145,161
49,000	Chunghwa Telecom Co Ltd	165,313
84,000	Compal Electronics Inc	49,363
304,000	CTBC Financial Holding Co Ltd	159,151
25,000	Eva Airways Corp *	11,339
64,000	Far Eastern New Century Corp	45,069
11,000	Far EasTone Telecommunications Co Ltd	25,321
182,000	First Financial Holding Co Ltd	92,005
29,000	Formosa Plastics Corp	70,164
15,000	Formosa Taffeta Co Ltd	14,334
18,180	Foxconn Technology Co Ltd	41,489
132,000	Fubon Financial Holding Co Ltd	155,512
8,000	Highwealth Construction Corp	12,041
284,750	Hon Hai Precision Industry Co Ltd	697,817
13,000	HTC Corp	33,832
128,000	Hua Nan Financial Holdings Co Ltd – Class C	63,738
168,000	Innolux Corp	49,711
46,000	Inotera Memories Inc *	41,045
46,000	Inventec Corp	30,512
41,230	Lite-On Technology Corp	53,005
30,000	MediaTek Inc	202,170
216,000	Mega Financial Holding Co Ltd	158,156
61,000	Nan Ya Plastics Corp	116,167
11,000	Novatek Microelectronics Corp	36,500
19,000	Pegatron Corp	39,462
3,000	Phison Electronics Corp	24,604
13,000	Powertech Technology Inc	27,994
54,000	Quanta Computer Inc	95,839
9,000	Radiant Opto-Electronics Corp	13,851
9,000	Realtek Semiconductor Corp	24,336
17,000	Ruentex Development Co Ltd	19,645
10,000	Ruentex Industries Ltd	14,688
162,000	Shin Kong Financial Holding Co Ltd	33,744
43,000	Siliconware Precision Industries Co Ltd	69,757
5,000	Simplo Technology Co Ltd	16,762
191,000	SinoPac Financial Holdings Co Ltd	56,025
27,000	Synnex Technology International Corp	26,785
42,000	Taiwan Business Bank *	10,634
66,000	Taiwan Cement Corp	60,709
71,000	Taiwan Cooperative Financial Holding Co Ltd	31,109

Shares	Description	Value ($)
	Taiwan — continued
16,000	Taiwan Fertilizer Co Ltd	21,055
12,000	Taiwan Mobile Co Ltd	40,981
38,000	Teco Electric and Machinery Co Ltd	30,416
4,000	Transcend Information Inc	11,413
240,000	United Microelectronics Corp	89,566
47,959	Wistron Corp	30,739
30,000	WPG Holdings Ltd	32,924
190,000	Yuanta Financial Holding Co Ltd	63,978
3,000	Zhen Ding Technology Holding Ltd	5,640

	Total Taiwan	4,030,033

	Thailand — 0.3%
20,700	Advanced Info Service Pcl (Foreign Registered)	95,439
4,900	Bangkok Bank Pcl NVDR	22,395
47,900	Bangkok Expressway & Metro Pcl	8,648
24,500	Banpu Pcl (Foreign Registered)	8,355
23,200	BEC World Pcl (Foreign Registered)	16,003
121,100	BTS Group Holdings Pcl (Foreign Registered)	30,822
65,100	Charoen Pokphand Foods Pcl (Foreign Registered)	53,293
3,500	Delta Electronics Thailand Pcl (Foreign Registered)	7,030
10,100	Glow Energy Pcl (Foreign Registered)	24,275
198,500	IRPC Pcl (Foreign Registered)	27,626
71,300	Krung Thai Bank Pcl (Foreign Registered)	34,073
47,800	PTT Exploration & Production Pcl (Foreign Registered)	103,541
26,700	PTT Global Chemical Pcl (Foreign Registered)	44,369
20,499	PTT Pcl (Foreign Registered)	171,957
2,100	Siam Cement Pcl (The) (Foreign Registered)	28,410
31,800	Siam Commercial Bank Pcl (The) (Foreign Registered)	119,034
15,800	Thai Oil Pcl (Foreign Registered)	28,012

	Total Thailand	823,282

	Turkey — 0.2%
43,599	Akbank TAS	117,635
37,654	Emlak Konut Gayrimenkul Yatirim Ortakligi AS	34,388
10,820	Enka Insaat ve Sanayi AS	15,531
27,751	Eregli Demir ve Celik Fabrikalari TAS	38,700
18,196	Haci Omer Sabanci Holding AS	56,605
4,395	KOC Holding AS	19,506
5,973	Petkim Petrokimya Holding AS *	8,595
9,008	Turk Telekomunikasyon AS	18,390
17,440	Turkcell Iletisim Hizmetleri AS *	63,735
12,386	Turkiye Halk Bankasi AS	37,274
31,213	Turkiye Is Bankasi – Class C	47,637
14,863	Turkiye Vakiflar Bankasi TAO – Class D	22,432
17,229	Yapi ve Kredi Bankasi AS *	24,086

	Total Turkey	504,514

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	United Arab Emirates — 0.1%
38,989	Abu Dhabi Commercial Bank PJSC	63,185
40,698	Aldar Properties PJSC	29,102
19,908	Dubai Financial Market PJSC	6,647
19,678	Dubai Islamic Bank PJSC	27,264
22,508	Emirates Telecommunications Group Co PJSC	108,408
17,917	First Gulf Bank PJSC	57,718
13,483	National Bank of Abu Dhabi PJSC	28,616

	Total United Arab Emirates	320,940

	United Kingdom — 8.7%
6,020	3i Group Plc	48,902
5,710	Aberdeen Asset Management Plc	23,028
1,307	Admiral Group Plc	37,180
8,677	Anglo American Plc	74,867
1,592	Antofagasta Plc	9,869
7,818	AstraZeneca Plc	456,272
25,043	Aviva Plc	162,949
19,592	BAE Systems Plc	137,030
103,971	Barclays Plc	273,627
13,073	BHP Billiton Plc	154,076
113,335	BP Plc	584,518
83,144	British American Tobacco Plc	5,057,840
6,047	British Land Co Plc (The) (REIT)	64,750
6,445	Burberry Group Plc	100,078
31,360	Centrica Plc	92,459
7,047	Cobham Plc	16,637
73,315	Compass Group Plc	1,365,036
8,510	Direct Line Insurance Group Plc	46,136
3,686	G4S PLC	9,951
5,304	GKN Plc	21,096
30,126	GlaxoSmithKline Plc	629,598
75,734	Glencore Plc *	143,187
4,973	Hammerson Plc (REIT)	41,688
121,226	HSBC Holdings Plc	783,540
3,427	ICAP Plc	21,395
1,683	IMI Plc	24,481
5,934	Imperial Brands Plc	322,718
5,826	Intu Properties Plc (REIT)	25,224
2,158	Investec Plc	14,626
8,335	J Sainsbury Plc	32,405
14,204	Kingfisher Plc	75,394
2,447	Land Securities Group Plc (REIT)	41,241
12,887	Legal & General Group Plc	44,601
353,420	Lloyds Banking Group Plc	367,892
10,114	Marks & Spencer Group Plc	55,615
4,798	Meggitt Plc	26,910
23,173	National Grid Plc	337,844
30,506	Old Mutual Plc	78,412
5,082	Pearson Plc	61,616
1,606	Petrofac Ltd	18,044
38,722	Reckitt Benckiser Group Plc	3,855,136

Shares	Description	Value ($)
	United Kingdom — continued
4,380	Rexam Plc	39,846
7,679	Rio Tinto Plc	213,996
11,381	Rolls-Royce Holdings Plc *	102,052
808,051	Rolls-Royce Holdings Plc *	1,170
21,497	Royal Bank of Scotland Group Plc *	76,545
24,379	Royal Dutch Shell Plc A Shares (London)	585,299
24,576	Royal Dutch Shell Plc B Shares (London)	589,982
5,570	Royal Mail Plc	43,604
6,295	RSA Insurance Group Plc	44,563
4,628	Segro Plc (REIT)	29,289
950	Severn Trent Plc	31,510
2,446	Smiths Group Plc	39,722
6,228	SSE PLC	138,016
12,193	Standard Life Plc	59,729
20,268	Standard Chartered Plc	154,828
2,887	Tate & Lyle Plc	26,295
139,723	Unilever Plc	6,364,342
164,344	Vodafone Group Plc	548,864
1,324	Weir Group Plc (The)	22,964
5,473	William Hill Plc	24,668
13,722	Wm Morrison Supermarkets Plc	39,342

	Total United Kingdom	24,914,494

	United States — 53.1%
30,418	3M Co.	5,119,958
57,800	Abbott Laboratories	2,290,614
36,800	Accenture Plc – Class A	4,378,096
9,210	Alphabet, Inc. – Class A *	6,896,909
4,795	Alphabet, Inc. – Class C *	3,527,777
81,377	American Express Co.	5,351,352
8,800	Amphenol Corp. – Class A	516,736
13,459	Analog Devices, Inc.	787,352
2,900	Anthem, Inc.	383,264
60,600	Apple, Inc.	6,051,516
8,779	Becton, Dickinson and Co.	1,461,265
5,700	Church & Dwight Co., Inc.	561,336
270,124	Cisco Systems, Inc.	7,847,102
163,042	Coca-Cola Co. (The)	7,271,673
39,338	Cognizant Technology Solutions Corp. – Class A *	2,416,927
34,810	Colgate-Palmolive Co.	2,450,972
12,300	Costco Wholesale Corp.	1,829,871
11,000	CVS Health Corp.	1,060,950
66,900	EMC Corp.	1,869,855
31,248	Emerson Electric Co.	1,625,521
12,384	Express Scripts Holding Co. *	935,611
6,000	Genuine Parts Co.	581,520
7,200	Honeywell International, Inc.	819,576
7,391	Humana, Inc.	1,275,021
24,767	Illinois Tool Works, Inc.	2,626,045
8,531	Intuit, Inc.	909,917
1,000	Intuitive Surgical, Inc. *	634,710

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	United States — continued
93,600	Johnson & Johnson	10,547,784
11,657	MasterCard, Inc. – Class A	1,117,906
16,624	McDonald’s Corp.	2,029,126
56,867	Medtronic Plc	4,576,656
191,700	Microsoft Corp.	10,160,100
37,137	Monsanto Co.	4,176,798
28,494	NIKE Inc – Class B	1,573,439
197,082	Oracle Corp.	7,922,696
11,800	Paychex, Inc.	639,796
27,066	PepsiCo, Inc.	2,738,267
23,600	Pfizer, Inc.	818,920
71,200	Philip Morris International, Inc.	7,026,016
111,023	Procter & Gamble Co. (The)	8,997,304
84,909	QUALCOMM, Inc.	4,663,202
5,665	Rockwell Automation, Inc.	657,423
22,894	Schlumberger Ltd.	1,746,812
15,826	Stryker Corp.	1,759,218
11,274	St Jude Medical, Inc.	883,431
9,416	TJX Cos., Inc. (The)	716,746
35,608	UnitedHealth Group, Inc.	4,759,721
3,000	United Technologies Corp.	301,740
14,612	VF Corp.	910,620
13,955	Wal-Mart Stores, Inc.	987,735
2,600	WW Grainger, Inc.	593,710
6,828	Zimmer Biomet Holdings, Inc.	833,767

	Total United States	152,620,379

	TOTAL COMMON STOCKS (COST $240,337,681)	248,228,079

	PREFERRED STOCKS — 0.8%

	Brazil — 0.5%
54,980	Banco Bradesco SA	346,896
14,900	Cia Energetica de Minas Gerais	23,214
3,800	Cia Energetica de Sao Paulo – Class B	12,735
2,000	Cia Paranaense de Energia – Class B	13,106
17,000	Gerdau SA	26,204
60,200	Itau Unibanco Holding SA	483,953
77,110	Itausa-Investimentos Itau SA	152,359
77,700	Petroleo Brasileiro SA *	172,877
7,800	Telefonica Brasil SA	90,420
38,200	Vale SA	118,820

	Total Brazil	1,440,584

	Colombia — 0.0%
2,300	Grupo Aval Acciones y Valores SA ADR	16,698
1,905	Grupo de Inversiones Suramericana SA	22,397

	Total Colombia	39,095

	Germany — 0.1%
338	Bayerische Motoren Werke AG	24,874
947	Porsche Automobil Holding SE *	52,195
1,148	Volkswagen AG *	171,744

	Total Germany	248,813

Shares / Par Value		Description	Value ($)
		Russia — 0.1%
	137,245	Surgutneftegaz OJSC	85,751

		South Korea — 0.1%
	745	Hyundai Motor Co	65,576
	473	Hyundai Motor Co	39,296
	264	Samsung Electronics Co Ltd	235,015

		Total South Korea	339,887

		TOTAL PREFERRED STOCKS (COST $2,067,158)	2,154,130

		RIGHTS/WARRANTS — 0.0%

		Spain — 0.0%
	4,111	Banco Popular Espanol SA Rights, Expires 06/10/16 *	1,024
	1,987	Ferrovial SA Rights, Expires 06/10/16 *	710

		Total Spain	1,734

		United Arab Emirates — 0.0%
	4,919	Dubai Islamic Bank PJSC Rights, Expires 06/20/16 *	2,491

		TOTAL RIGHTS/WARRANTS (COST $5,036)	4,225

		MUTUAL FUNDS — 6.7%

		United States — 6.7%
		Affiliated Issuers
	772,871	GMO U.S. Treasury Fund	19,321,787

		TOTAL MUTUAL FUNDS (COST $19,329,512)	19,321,787

		SHORT-TERM INVESTMENTS — 5.8%

		Time Deposits — 0.3%
AUD	887	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.96%, due 06/01/16	641
CHF	7,137	Brown Brothers Harriman (Grand Cayman) Time Deposit, (1.00)%, due 06/01/16	7,180
EUR	11,510	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.54)%, due 06/01/16	12,806
HKD	53,079	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/16	6,831
JPY	636,661	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.36)%, due 06/01/16	5,749
NOK	60,373	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.03%, due 06/01/16	7,217
SEK	31,519	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.78)%, due 06/01/16	3,779
SGD	8,869	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 06/01/16	6,440
ZAR	138,015	Brown Brothers Harriman (Grand Cayman) Time Deposit, 6.67%, due 06/01/16	8,782

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Par Value		Description	Value ($)
		Time Deposits — continued
USD	778,501	Citibank (New York) Time Deposit, 0.15%, due 06/01/16	778,501
GBP	39,695	Sumitomo (Tokyo) Time Deposit, 0.10%, due 06/01/16	57,491

		Total Time Deposits	895,417

		U.S. Government — 5.5%
	4,000,000	U.S. Treasury Bill, 0.26%, due 07/28/16 (a) (b)	3,998,340
	5,000,000	U.S. Treasury Bill, 0.29%, due 08/18/16 (a) (b)	4,996,830
	5,000,000	U.S. Treasury Bill, 0.34%, due 09/01/16 (a) (b)	4,995,665
	1,750,000	U.S. Treasury Bill, 0.32%, due 09/15/16 (a)	1,748,346

		Total U.S. Government	15,739,181

		TOTAL SHORT-TERM INVESTMENTS (COST $16,630,164)	16,634,598

		TOTAL INVESTMENTS — 99.7% (Cost $278,369,551)	286,342,819
		Other Assets and Liabilities (net) — 0.3%	937,187

		TOTAL NET ASSETS — 100.0%	$287,280,006

A summary of outstanding financial instruments at May 31, 2016 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
09/11/2017	GS	CNH	73,382,335	USD	10,786,416	$(16,131)
09/11/2017	GS	USD	10,894,958	CNH	73,382,335	(92,411)

						$(108,542)

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Sales
490	Russell 2000 Mini	June 2016	$56,516,600	$(4,220,037)
1,714	S&P 500 E-Mini Index	June 2016	179,532,930	(10,174,792)

			$236,049,530	$(14,394,829)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

As of May 31, 2016, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt

CVA - Certificaaten van aandelen (Share Certificates)

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

NVDR - Non-Voting Depository Receipt

OJSC - Open Joint-Stock Company

PJSC - Private Joint-Stock Company

REIT - Real Estate Investment Trust

*	Non-income producing security.

(a)	The rate shown represents yield-to-maturity.

(b)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

Counterparty Abbreviations:

GS - Goldman Sachs International

Currency Abbreviations:

AUD - Australian Dollar

CHF - Swiss Franc

CNH - Chinese Yuan Renminbi

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

ZAR - South African Rand

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	United States — 100.0%
	Affiliated Issuers — 100.0%
31,134,142	GMO Debt Opportunities Fund, Class VI	779,287,571
78,001,050	GMO Emerging Country Debt Fund, Class IV	725,409,766
1,049,579,108	GMO Implementation Fund	13,004,285,144
24,614,400	GMO SGM Major Markets Fund, Class VI	800,214,150
39,594,743	GMO Special Opportunities Fund, Class VI	809,712,501

	TOTAL MUTUAL FUNDS (COST $16,570,738,139)	16,118,909,132

	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%
8,417,411	State Street Institutional Treasury Money Market Fund-Premier Class, 0.18% (a)	8,417,411

	TOTAL SHORT-TERM INVESTMENTS (COST $8,417,411)	8,417,411

	TOTAL INVESTMENTS — 100.1% (Cost $16,579,155,550)	16,127,326,543
	Other Assets and Liabilities (net) — (0.1%)	(8,631,319)

	TOTAL NET ASSETS — 100.0%	$16,118,695,224

Notes to Schedule of Investments:

(a)	The rate disclosed is the 7 day net yield as of May 31, 2016.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 39.0%

	Australia — 0.7%
97,731	Abacus Property Group (REIT)	231,264
277,097	Adelaide Brighton Ltd	1,135,651
4,960	ASX Ltd	159,402
127,569	BlueScope Steel Ltd	575,672
35,810	BT Investment Management Ltd	258,988
21,672	CIMIC Group Ltd	584,639
3,986	Credit Corp Group Ltd	35,385
209,327	Dexus Property Group (REIT)	1,307,652
293,587	Downer EDI Ltd	827,824
795,070	Fairfax Media Ltd	527,285
294,888	GPT Group (The) (REIT)	1,145,019
145,793	Investa Office Fund (REIT)	447,259
14,541	IOOF Holdings Ltd	86,527
59,882	LendLease Group	580,086
36,188	Macquarie Group Ltd	1,953,213
1,330,504	Mirvac Group (REIT)	1,867,309
111,599	Nine Entertainment Co Holdings Ltd	97,913
295,846	OZ Minerals Ltd	1,166,392
13,425	Pact Group Holdings Ltd	55,184
15,737	Premier Investments Ltd	176,628
1,231,117	Scentre Group (REIT)	4,141,014
178,590	Shopping Centres Australasia Property Group (REIT)	291,336
130,275	Sonic Healthcare Ltd	2,015,204
287,806	Star Entertainment Grp Ltd (The)	1,172,907
513,044	Stockland (REIT)	1,677,695
1,449,418	Telstra Corp Ltd	5,849,095
224,488	Vicinity Centres (REIT)	528,147
190,165	Westfield Corp (REIT)	1,471,228
101,384	WorleyParsons Ltd	482,739

	Total Australia	30,848,657

	Austria — 0.1%
13,785	Oesterreichische Post AG *	493,631
84,789	OMV AG	2,354,648
29,796	voestalpine AG	1,020,024

	Total Austria	3,868,303

	Belgium — 0.2%
49,159	Ageas	1,985,906
93,967	AGFA-Gevaert NV *	343,002
46,735	bpost SA	1,230,894
7,290	D’Ieteren SA NV	344,330
28,676	Delhaize Group	3,005,325
2,104	Groupe Bruxelles Lambert SA	178,810
2,134	Melexis NV	129,083
9,564	Orange Belgium SA *	229,467
14,831	Proximus SADP	481,739
15,431	Umicore SA	776,526

	Total Belgium	8,705,082

Shares	Description	Value ($)

	Brazil — 0.2%
593,400	Ambev SA	3,138,110
200,000	Banco do Brasil SA	911,556
238,200	BB Seguridade Participacoes SA	1,796,915
620,350	BM&FBovespa SA – Bolsa de Valores Mercadorias e Futuros	2,733,001
316,500	EDP – Energias do Brasil SA	1,069,422
18,800	Grendene SA	86,051
187,200	Transmissora Alianca de Energia Eletrica SA	976,511

	Total Brazil	10,711,566

	Canada — 0.9%
99,800	Air Canada *	732,889
3,300	Alimentation Couche-Tard Inc – Class B	145,201
27,300	Bank of Montreal	1,713,341
22,800	BCE Inc	1,049,712
121,700	BCE Inc	5,610,070
16,900	Canadian Imperial Bank of Commerce	1,311,301
12,800	Canadian National Railway Co	758,913
13,000	Canadian Tire Corp Ltd – Class A	1,419,606
5,700	Cascades Inc	43,162
38,500	Celestica Inc *	409,265
13,100	CGI Group Inc – Class A *	612,669
98,800	CI Financial Corp	2,162,321
5,000	Cogeco Communications Inc	261,677
17,600	Corus Entertainment Inc – B Shares	168,840
93,500	IAMGOLD Corp *	304,453
900	Laurentian Bank of Canada	34,666
6,600	Linamar Corp	276,009
27,300	Magna International Inc	1,108,571
169,700	Metro Inc	5,749,625
14,700	National Bank of Canada	487,851
44,900	Power Corp of Canada	1,012,805
47,400	Royal Bank of Canada	2,849,386
124,700	Sun Life Financial Inc	4,319,117
39,900	Suncor Energy Inc	1,102,054
40,400	Toromont Industries Ltd	1,134,657
56,100	Toronto-Dominion Bank (The)	2,443,185
56,000	Transcontinental Inc – Class A	834,011

	Total Canada	38,055,357

	China — 3.3%
344,000	Agile Property Holdings Ltd	168,783
404,000	Air China Ltd – Class H	264,848
649,500	Anhui Conch Cement Co Ltd – Class H	1,569,712
152,000	Anhui Expressway Co Ltd – Class H	114,952
483,000	ANTA Sports Products Ltd	1,051,932
191,700	Baidu Inc Sponsored ADR *	34,226,118
1,094,000	Beijing Capital International Airport Co Ltd – Class H	1,179,111
948,000	Beijing Capital Land Ltd – Class H	319,167
5,090,000	Belle International Holdings Ltd	3,016,757

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)

	China — continued
2,158,000	China BlueChemical Ltd – Class H	482,986
1,882,000	China Communications Services Corp Ltd – Class H	888,356
1,260,000	China Everbright Ltd	2,412,758
3,982,000	China Jinmao Holdings Group Ltd	1,140,435
930,000	China Lesso Group Holdings Ltd	491,153
1,486,000	China Machinery Engineering Corp – Class H	955,031
350,500	China Mobile Ltd	3,995,480
157,900	China Mobile Ltd Sponsored ADR	8,913,455
5,870,000	China National Building Material Co Ltd – Class H	2,660,943
1,063,000	China National Materials Co Ltd – Class H	219,154
862,000	China Overseas Land & Investment Ltd	2,586,399
5,940,000	China Petroleum & Chemical Corp – Class H	4,023,260
950,000	China Railway Construction Corp Ltd – Class H	1,187,603
636,000	China Resources Land Ltd	1,516,912
1,948,000	China Resources Power Holdings Co Ltd	3,069,258
6,794,000	China Telecom Corp Ltd – Class H	3,155,257
3,008,000	China Travel International Investment Hong Kong Ltd	890,160
1,314,000	China Unicom Hong Kong Ltd	1,417,519
1,181,500	China ZhengTong Auto Services Holdings Ltd	429,279
1,734,000	CIFI Holdings Group Co Ltd	409,874
4,087,000	CNOOC Ltd	4,860,782
2,813,000	Country Garden Holdings Co Ltd	1,120,606
3,634,000	Datang International Power Generation Co Ltd – Class H	967,868
916,000	Dongfeng Motor Group Co Ltd – Class H	1,018,090
496,000	Far East Horizon Ltd	372,132
1,549,000	Greentown China Holdings Ltd *	1,090,334
2,186,000	Guangdong Investment Ltd	3,082,278
1,620,800	Guangzhou R&F Properties Co Ltd – Class H	2,154,484
2,694,000	Huabao International Holdings Ltd *	1,042,955
2,422,000	Huadian Power International Corp Ltd – Class H *	1,279,393
1,002,000	Huaneng Power International Inc – Class H	682,426
326,311	JD.com Inc ADR *	8,030,514
1,154,000	Jiangsu Expressway Co Ltd – Class H	1,584,697
669,000	Kingboard Chemical Holdings Ltd	1,374,853
1,808,500	KWG Property Holding Ltd	1,129,423
2,083,000	Lee & Man Paper Manufacturing Ltd.	1,386,477
412,500	Longfor Properties Co Ltd	552,217
2,391,000	People’s Insurance Co Group of China Ltd (The) – Class H	954,776
2,210,000	PICC Property & Casualty Co Ltd – Class H	4,032,510
1,164,000	Ping An Insurance Group Co of China Ltd – Class H	5,230,774
2,016,000	Poly Property Group Co Ltd	523,413
355,000	Shanghai Industrial Holdings Ltd	800,143
286,400	Shanghai Pharmaceuticals Holding Co Ltd – Class H	618,887

Shares	Description	Value ($)

	China — continued
1,186,000	Shenzhen Expressway Co Ltd – Class H	1,022,499
772,000	Shenzhen International Holdings Ltd	1,172,236
1,116,500	Shimao Property Holdings Ltd	1,410,060
1,491,000	Sino Biopharmaceutical Ltd	1,010,691
2,825,500	Sino-Ocean Land Holdings Ltd	1,147,508
1,831,500	Sinopec Engineering Group Co Ltd – Class H	1,604,082
605,500	Sinotruk Hong Kong Ltd	278,094
3,590,000	Skyworth Digital Holdings Ltd	2,169,256
1,829,500	SOHO China Ltd	804,161
29,300	Sohu.com, Inc. *	1,223,861
706,000	Tianjin Port Development Holdings Ltd	101,744
718,000	Tianneng Power International Ltd	535,126
1,204,000	TravelSky Technology Ltd – Class H	2,278,570
520,000	Xinhua Winshare Publishing and Media Co Ltd – Class H *	504,244
1,111,500	XTEP International Holdings Ltd.	589,148
5,226,000	Yuexiu Property Co Ltd	665,785
1,080,000	Yuexiu Real Estate Investment Trust	589,182
496,000	Yuexiu Transport Infrastructure Ltd	319,954
1,806,000	Zhejiang Expressway Co Ltd – Class H	1,693,745

	Total China	145,766,630

	Czech Republic — 0.1%
99,269	CEZ AS	1,798,485
23,505	Komercni Banka AS	922,998

	Total Czech Republic	2,721,483

	Denmark — 0.1%
849	AP Moeller – Maersk A/S – Class B	1,091,742
24,311	Carlsberg A/S – Class B	2,345,056
902	Dfds A/S	44,689
21,000	Novo Nordisk A/S Sponsored ADR	1,176,840

	Total Denmark	4,658,327

	Finland — 0.2%
1,567	Cramo Oyj	33,804
33,258	Fortum Oyj	498,719
14,464	Metso Oyj	339,825
78,420	Neste Oyj	2,640,705
67,702	Sponda Oyj	286,645
79,067	Stora Enso Oyj – R Shares	678,129
9,631	Tieto Oyj	264,178
128,047	UPM – Kymmene Oyj	2,463,756

	Total Finland	7,205,761

	France — 1.8%
4,334	Alten SA	280,209
10,720	APERAM SA	427,287
663,967	AXA SA	16,683,855
132,830	BNP Paribas SA *	7,361,025
23,601	Cap Gemini SA	2,250,946
22,965	Christian Dior SE	3,747,714

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)

	France — continued
33,001	Cie Generale des Etablissements Michelin	3,355,920
24,053	CNP Assurances	408,212
2,901	Euler Hermes Group	249,486
5,026	Ipsen SA *	317,033
9,758	Legrand SA	536,585
16,118	LVMH Moet Hennessy Louis Vuitton SE	2,580,355
24,898	M6-Metropole Television	457,138
5,671	Nexity SA *	305,556
38,803	Orange SA	675,180
55,149	Rexel SA	843,558
1,799	Sanofi	147,864
60,901	SCOR SE	2,037,616
9,260	Societe BIC SA	1,236,795
96,201	Societe Generale SA	3,969,652
11,900	Suez Environment Co	200,106
555,984	TOTAL SA	26,964,871
15,400	TOTAL SA Sponsored ADR	747,208
82,315	Vivendi SA	1,630,556

	Total France	77,414,727

	Germany — 1.7%
56,930	ADVA Optical Networking SE *	572,174
67,566	Allianz SE (Registered)	11,035,263
9,175	Aurubis AG	479,594
182,410	BASF SE	14,103,403
54,158	Bayerische Motoren Werke AG	4,576,456
2,049	Bechtle AG	227,545
273,784	Daimler AG (Registered)	18,716,240
3,414	Deutsche EuroShop AG	156,452
297,918	Deutsche Lufthansa AG (Registered)	4,178,012
257,243	Deutsche Telekom AG (Registered)	4,572,651
161	Duerr AG	12,511
38,882	Evonik Industries AG	1,146,553
9,522	Fraport AG Frankfurt Airport Services Worldwide	545,334
22,800	Freenet AG	628,935
17,096	Hannover Rueck SE	1,927,007
14,297	HeidelbergCement AG	1,224,036
634	Indus Holding AG	33,245
10,573	Jenoptik AG	168,714
64,192	K+S AG (Registered)	1,584,212
4,971	Leoni AG	165,907
18,246	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	3,430,307
49,573	ProSiebenSat.1 Media SE *	2,494,027
17,203	Rhoen-Klinikum AG	528,026
3,329	RTL Group SA	298,798
1,641	SAF-Holland SA	20,751
25,673	Software AG *	997,267
24,259	Stada Arzneimittel AG	1,292,725
2,276	Talanx AG	76,573

	Total Germany	75,192,718

Shares	Description	Value ($)

	Hong Kong — 0.6%
37,122	Bank of East Asia Ltd (The)	138,300
900,900	BOC Hong Kong Holdings Ltd	2,773,811
389,400	Champion (REIT)	205,032
70,500	CK Hutchison Holdings Ltd	816,476
184,500	Dah Sing Banking Group Ltd	324,995
37,000	Dah Sing Financial Holdings Ltd	246,932
388,200	Esprit Holdings Ltd *	315,530
62,300	Hang Seng Bank Ltd	1,104,430
154,700	Henderson Land Development Co Ltd	937,509
381,000	Hongkong Land Holdings Ltd	2,301,168
222,100	Hysan Development Co Ltd	956,927
403,300	Kerry Properties Ltd	1,006,496
454,400	Link (REIT)	2,782,669
89,800	Luk Fook Holdings International Ltd	202,913
281,400	Man Wah Holdings Ltd	390,646
182,700	New World Development Co Ltd	172,102
276,000	Pacific Textiles Holdings Ltd	332,013
364,300	PCCW Ltd	237,098
16,800	Power Assets Holdings Ltd	162,772
524,000	Shun Tak Holdings Ltd	162,160
203,500	Sino Land Co Ltd	310,728
1,372,900	SJM Holdings Ltd	879,434
246,300	SmarTone Telecommunications Holdings Ltd.	404,013
255,800	Sun Hung Kai Properties Ltd	3,001,658
81,600	Swire Properties Ltd	233,002
139,500	Swire Pacific Ltd – Class A	1,503,051
115,000	Techtronic Industries Co Ltd	461,075
52,100	Television Broadcasts Ltd	176,014
188,600	Texwinca Holdings Ltd	184,016
110,800	Value Partners Group Ltd	110,724
306,100	Wharf Holdings Ltd (The)	1,652,470
214,500	Wheelock & Co Ltd	965,842
443,400	Xinyi Glass Holdings Ltd	307,171
136,900	Yue Yuen Industrial Holdings Ltd	513,851

	Total Hong Kong	26,273,028

	Hungary — 0.0%
328,360	Magyar Telekom Telecommunications Plc	526,677
6,068	MOL Hungarian Oil & Gas Plc	333,750
40,815	OTP Bank Plc	987,257

	Total Hungary	1,847,684

	India — 0.4%
69,361	Bharat Petroleum Corp Ltd	1,008,771
295,491	Canara Bank Ltd	903,207
629,161	Housing Development & Infrastructure Ltd *	903,771
148,740	Indiabulls Housing Finance Ltd	1,587,115
458,124	Infosys Ltd Sponsored ADR	8,905,931
368,647	Power Finance Corp Ltd	897,990
516,346	Rural Electrification Corp Ltd	1,237,351
375,697	Syndicate Bank	372,028

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)

	India — continued
47,736	Tata Consultancy Services Ltd	1,821,941
133,900	Wipro Ltd ADR	1,608,139

	Total India	19,246,244

	Ireland — 0.0%
58,821	Smurfit Kappa Group Plc	1,605,611

	Israel — 0.4%
274,987	Bank Hapoalim BM	1,418,542
565,447	Bank Leumi Le-Israel BM *	2,073,287
527,456	Bezeq The Israeli Telecommunication Corp Ltd	1,019,015
90,100	Check Point Software Technologies Ltd *	7,655,797
2,211	Frutarom Industries Ltd	107,633
30,343	Harel Insurance Investments & Financial Services Ltd	110,486
619,638	Israel Discount Bank Ltd – Class A *	1,028,247
25,398	Mizrahi Tefahot Bank Ltd	298,550
62,731	Teva Pharmaceutical Industries Ltd	3,258,117
19,300	Teva Pharmaceutical Industries Ltd Sponsored ADR	1,001,091

	Total Israel	17,970,765

	Italy — 0.4%
474,276	A2A SPA	676,075
17,658	ACEA SPA	258,488
49,125	Amplifon SPA	481,108
6,949	ASTM SPA	90,856
217,416	Banca Mediolanum SPA	1,822,939
9,774	De’Longhi SPA	262,299
374,512	Enel SPA	1,698,167
2,296	Engineering SPA *	168,597
242,089	ENI SPA	3,692,098
11,450	ERG SPA	139,507
38,543	EXOR SPA	1,462,988
351,814	Hera SPA	1,017,989
111,416	Iren SPA	204,580
5,884	Italmobiliare SPA – RSP	176,767
11,157	MARR SPA	220,804
64,176	Poste Italiane SPA *	491,816
53,823	Recordati SPA	1,590,021
2,156	Reply SPA	314,290
78,587	Snam SPA	450,126
58,879	Societa Cattolica di Assicurazioni SCRL	403,764
26,703	Societa Iniziative Autostradali e Servizi SPA	260,880
134,589	Telecom Italia SPA-Di RISP	103,896

	Total Italy	15,988,055

	Japan — 4.1%
3,800	Adastria Co Ltd	124,706
36,700	Aisin Seiki Co Ltd	1,503,041
40,800	Alfresa Holdings Corp	854,089

Shares	Description	Value ($)

	Japan — continued
10,000	Alpine Electronics Inc	113,362
24,800	AOKI Holdings Inc	263,378
14,100	Aoyama Trading Co Ltd	500,940
44,200	Asahi Glass Co Ltd	266,149
175,100	Asahi Kasei Corp	1,165,920
5,700	Asatsu-DK Inc	141,761
11,200	Autobacs Seven Co Ltd	170,238
23,800	Bridgestone Corp	814,561
6,600	Brother Industries Ltd	78,505
101,100	Calsonic Kansei Corp	780,529
184,200	Canon Inc	5,316,925
1,600	Cawachi Ltd	34,660
27,000	Central Glass Co Ltd	132,439
34,600	Central Japan Railway Co	6,087,984
8,800	Century Tokyo Leasing Corp	304,056
53,000	Chiba Bank Ltd (The)	276,120
11,400	Coca-Cola West Co Ltd	315,784
12,700	Concordia Financial Group Ltd *	59,214
31,800	Cosmo Energy Holdings Co Ltd	440,885
22,800	Daicel Corp	282,757
31,900	Daihatsu Motor Co Ltd	432,971
6,600	Daiichikosho Co Ltd	250,943
22,700	Daiichi Sankyo Co Ltd	524,520
36,200	Daikyo Inc	55,243
5,800	Daito Trust Construction Co Ltd	840,357
52,300	Daiwa House Industry Co Ltd	1,508,157
61,500	DCM Holdings Co Ltd	447,965
185,800	Denka Co Ltd	809,528
6,700	Descente Ltd	83,071
2,900	Doutor Nichires Holdings Co Ltd	48,390
1,700	DTS Corp	36,174
4,200	Exedy Corp	96,502
63,400	Fuji Heavy Industries Ltd	2,348,119
166,200	FujiFilm Holdings Corp	6,699,111
7,300	Fujitsu General Ltd	135,061
6,500	Fuji Oil Holdings Inc	112,381
5,300	Fuyo General Lease Co Ltd	224,755
22,500	Gunze Ltd	65,617
4,400	H2O Retailing Corp	66,301
65,300	Hanwa Co Ltd	339,739
31,600	Haseko Corp	344,747
7,800	Hitachi Capital Corp	173,573
25,200	Hitachi Chemical Co Ltd	467,916
46,100	Hokuhoku Financial Group Inc	56,162
2,500	Honda Motor Co Ltd	70,154
4,300	Horiba Ltd	182,538
26,400	Hyakugo Bank Ltd (The)	97,266
21,700	Idemitsu Kosan Co Ltd	431,342
27,300	Isuzu Motors Ltd	326,396
44,800	IT Holdings Corp	1,078,707
816,300	Itochu Corp	10,167,367

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)

	Japan — continued
3,600	Jafco Co Ltd	106,810
153,500	Japan Airlines Co Ltd	5,239,274
90,600	K’s Holdings Corp	1,429,567
107,400	Kaneka Corp	847,922
296,000	Kanematsu Corp	472,435
77,100	Kawasaki Kisen Kaisha Ltd	166,613
676,000	KDDI Corp	19,611,209
13,300	Keihin Corp	216,764
523,900	Kobe Steel Ltd	468,519
5,100	Kohnan Shoji Co Ltd	88,006
1,800	Koito Manufacturing Co Ltd	84,284
3,100	Kokuyo Co Ltd	40,334
53,500	Konica Minolta Holdings Inc	458,192
71,700	Kuraray Co Ltd	946,073
240,900	Marubeni Corp	1,150,406
65,600	Medipal Holdings Corp	1,131,574
257,200	Mitsubishi Chemical Holdings Corp	1,299,833
303,000	Mitsubishi Electric Corp	3,626,826
2,339,700	Mitsubishi UFJ Financial Group Inc	11,559,335
36,300	Mitsubishi UFJ Lease & Finance Co Ltd	155,073
199,100	Mitsui & Co Ltd	2,384,906
151,000	Mitsui Chemicals Inc	563,293
434,000	Mitsui Engineering & Shipbuilding Co Ltd	691,661
2,468,000	Mizuho Financial Group Inc	3,858,999
24,700	NET One Systems Co Ltd	140,646
28,700	NHK Spring Co Ltd	244,972
13,300	Nichiha Corp	183,084
2,300	Nifco Inc	117,676
20,000	Nippon Corp	359,970
15,800	Nippon Electric Glass Co Ltd	75,616
111,700	Nippon Light Metal Holdings Co Ltd	219,553
328,300	Nippon Telegraph & Telephone Corp	14,368,099
5,400	Nippon Television Holdings Inc	94,767
3,900	Nippon Signal Co Ltd	34,189
11,300	Nipro Corp	126,711
28,000	Nishi-Nippon City Bank Ltd (The)	52,692
874,700	Nissan Motor Co Ltd	8,785,211
29,000	Nisshinbo Holdings Inc	296,665
2,700	Nissin Electric Co Ltd	32,392
21,100	NOK Corp	374,887
12,900	Nomura Real Estate Holdings Inc	230,195
52,200	Nomura Holdings Inc	224,012
4,900	NTT DOCOMO, Inc	122,419
22,200	Onward Holdings Co Ltd	152,195
10,100	Open House Co Ltd	267,751
91,000	Orient Corp *	190,699
104,300	ORIX Corp	1,438,102
343,500	Osaka Gas Co Ltd	1,282,624
131,100	Otsuka Holdings Co Ltd	5,327,924
21,500	PanaHome Corp	169,854
2,900	Pola Orbis Holdings Inc	249,679

Shares	Description	Value ($)

	Japan — continued
18,100	Rengo Co Ltd	109,000
269,300	Resona Holdings Inc	1,016,415
40,100	Ricoh Co Ltd	347,385
3,800	San – A Co Ltd	177,062
78,800	Sekisui Chemical Co Ltd	1,021,105
111,600	Sekisui House Ltd	1,984,320
2,800	Shimamura Co Ltd	361,870
315,000	Showa Denko KK	322,058
1,102,200	Sojitz Corp	2,446,709
296,000	Sumitomo Chemical Co Ltd	1,345,641
35,400	Sumitomo Corp	360,858
47,700	Sumitomo Forestry Co Ltd	646,137
147,200	Sumitomo Heavy Industries Ltd	709,408
42,500	Sumitomo Metal Mining Co Ltd	435,419
498,800	Sumitomo Mitsui Financial Group Inc	16,115,943
175,600	Sumitomo Mitsui Trust Holdings Inc	605,778
114,000	Sumitomo Osaka Cement Co Ltd	462,129
50,900	Sumitomo Rubber Industries Ltd	742,872
4,000	Sundrug Co Ltd	328,794
24,300	Suzuken Co Ltd	779,438
12,400	T-Gaia Corp	177,095
35,200	Takashimaya Co Ltd	247,545
9,100	Toei Co Ltd	81,358
35,200	Toho Holdings Co Ltd	860,161
12,300	Tokai Rika Co Ltd	216,128
2,100	Token Corp	163,191
194,100	Tokyo Electric Power Co Holdings Inc *	907,650
1,200	Tokyo Seimitsu Co Ltd	27,649
4,600	Topre Corp	102,409
281,000	Tosoh Corp	1,373,420
8,200	Toyoda Gosei Co Ltd	159,712
5,000	Toyota Boshoku Corp	99,085
73,200	Toyota Tsusho Corp	1,716,733
6,700	TPR Co Ltd	169,319
24,100	TS Tech Co Ltd	615,863
4,100	TSI Holdings Co Ltd	23,645
1,900	Tsuruha Holdings Inc	196,774
189,900	Ube Industries Ltd	353,821
5,600	UKC Holdings Corp	95,815
33,700	UNY Co Ltd	244,326
9,200	Valor Holdings Co Ltd	248,186
18,000	Wacoal Holdings Corp	189,024
14,400	West Japan Railway Co	894,953
16,400	Yamaguchi Financial Group Inc	159,260
23,600	Yokohama Rubber Co Ltd (The)	359,506
8,000	Yuasa Trading Co Ltd	179,266

	Total Japan	180,489,803

	Mexico — 0.4%
327,378	Alpek SA de CV	490,444

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)

	Mexico — continued
208,100	America Movil SAB de CV – Class L Sponsored ADR	2,549,225
185,000	Arca Continental SAB de CV	1,225,365
466,660	Bolsa Mexicana de Valores SAB de CV	732,730
5,501	Controladora Comercial Mexicana SAB de CV *	9,710
127,978	Gruma SAB de CV – Class B	1,831,045
154,100	Grupo Aeroportuario del Centro Norte SAB de CV	885,187
229,500	Grupo Aeroportuario del Pacifico SAB de CV – Class B	2,325,620
51,825	Grupo Aeroportuario del Sureste SAB de CV – Class B *	818,395
83,600	Grupo Financiero Interacciones SAB de CV	428,220
171,042	Grupo Herdez SAB de CV	359,566
705,900	OHL Mexico SAB de CV *	881,957
1,988,500	Wal-Mart de Mexico SAB de CV	4,627,363

	Total Mexico	17,164,827

	Netherlands — 0.7%
9,967	Aalberts Industries NV	351,897
12,900	AerCap Holdings NV *	504,261
9,000	AVG Technologies NV *	172,980
9,482	Boskalis Westminster	343,673
6,090	Corbion NV	151,503
20,927	Heineken Holding NV	1,717,401
18,688	Heineken NV	1,736,234
407,401	ING Groep NV CVA	5,041,336
233,182	Koninklijke Ahold NV	5,169,612
383,339	PostNL NV *	1,688,659
40,206	Randstad Holdings NV	2,172,181
3,840	RELX NV	66,477
55,549	TomTom NV *	492,942
23,200	Unilever NV	1,038,432
97,673	Unilever NV CVA	4,385,492
112,614	Wolters Kluwer NV	4,490,578

	Total Netherlands	29,523,658

	New Zealand — 0.0%
221,295	Air New Zealand Ltd	336,452
41,707	Chorus Ltd	112,808
77,927	Fletcher Building Ltd	471,361
50,358	Nuplex Industries Ltd	182,175
122,566	Sky Network Television Ltd	372,793
157,711	Spark New Zealand Ltd	394,425

	Total New Zealand	1,870,014

	Norway — 0.3%
23,458	Bakkafrost P/F	909,086
56,039	BW LPG Ltd	280,644
88,461	DNB ASA	1,131,611
299,578	Orkla ASA	2,710,783

Shares	Description	Value ($)

	Norway — continued
8,236	Salmar ASA	246,817
183,595	Statoil ASA	2,902,323
105,079	Storebrand ASA *	456,468
39,448	Subsea 7 SA *	347,815
129,492	Telenor ASA	2,152,095
38,069	Yara International ASA	1,369,031

	Total Norway	12,506,673

	Peru — 0.0%
14,900	Credicorp Ltd	2,088,980

	Poland — 0.1%
28,162	Asseco Poland SA	394,352
197,873	Bank Millennium SA *	228,885
152,122	Enea SA	386,659
86,660	KGHM Polska Miedz SA *	1,324,308
79,231	Polski Koncern Naftowy Orlen SA	1,389,306
1,344,821	Tauron Polska Energia SA	879,876

	Total Poland	4,603,386

	Portugal — 0.0%
102,571	CTT-Correios de Portugal SA	922,892
8,900	Navigator Co SA (The)	28,871
11,146	REN – Redes Energeticas Nacionais SGPS SA	32,871

	Total Portugal	984,634

	Russia — 0.4%
270,200	Aeroflot – Russian Airlines PJSC *	333,588
2,616,827	Gazprom PAO Sponsored ADR	11,401,411
47,797	Lukoil PJSC Sponsored ADR	1,822,374
95,153	MMC Norilsk Nickel PJSC ADR	1,339,627
232,060	Novolipetsk Steel PJSC	299,186
415,490	Tatneft PAO	1,901,560

	Total Russia	17,097,746

	Singapore — 0.1%
169,700	Ascendas Real Estate Investment Trust	282,125
539,700	CapitaLand Commercial Trust (REIT)	544,583
376,500	CapitaLand Mall Trust (REIT)	555,208
86,400	CapitaLand Retail China Trust (REIT)	94,072
86,200	DBS Group Holdings Ltd	969,983
31,000	Fortune Real Estate Investment Trust	34,411
116,600	Frasers Centrepoint Trust (REIT)	171,040
4,050,800	Golden Agri-Resources Ltd	1,146,287
435,000	Mapletree Greater China Commercial Trust (REIT)	309,541
295,400	Mapletree Industrial Trust (REIT)	345,493
321,200	Mapletree Logistics Trust (REIT)	227,533
94,000	SATS Ltd	283,999
143,300	Starhill Global (REIT)	80,681
62,700	UOL Group Ltd	258,528

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)

	Singapore — continued
17,900	Venture Corp Ltd	108,169
1,583,400	Yangzijiang Shipbuilding Holdings Ltd	1,052,425

	Total Singapore	6,464,078

	South Africa — 0.8%
58,855	AECI Ltd	328,081
96,756	African Rainbow Minerals Ltd	516,674
322,270	AVI Ltd	1,721,457
148,630	Barclays Africa Group Ltd	1,380,014
308,056	Barloworld Ltd	1,410,717
32,082	BID Corp Ltd *	617,705
32,082	Bidvest Group Ltd (The)	255,926
178,359	Clicks Group Ltd	1,222,705
80,133	Hyprop Investments Ltd (REIT)	601,281
511,874	KAP Industrial Holdings Ltd	200,595
217,435	Liberty Holdings Ltd	1,650,333
700,656	MMI Holdings Ltd	1,001,961
151,438	Mondi Ltd	2,932,629
250,530	MTN Group Ltd	1,952,036
295,201	Nedbank Group Ltd	3,323,431
61,732	Reunert Ltd	258,761
289,952	RMB Holdings Ltd	975,202
831,566	SA Corporate Real Estate Fund Nominees Pty Ltd (REIT)	256,812
22,259	Santam Ltd	323,548
143,789	Sasol Ltd	4,349,423
837,175	Sibanye Gold Ltd	2,432,244
139,814	Super Group Ltd *	369,435
352,758	Telkom SA SOC Ltd	1,300,855
270,987	Truworths International Ltd	1,621,857
482,331	Vodacom Group Ltd	5,044,919
14,762	Wilson Bayly Holmes-Ovcon Ltd	108,910

	Total South Africa	36,157,511

	South Korea — 1.4%
148,072	BNK Financial Group Inc	1,085,524
6,030	Crown Confectionery Co Ltd	237,822
16,616	Daekyo Co Ltd	130,448
29,859	Daishin Securities Co Ltd	263,836
60,131	Daou Technology Inc	1,245,064
105,618	DGB Financial Group Inc	820,984
23,275	Dongbu Insurance Co Ltd	1,425,974
6,649	E-MART Inc	1,014,851
16,759	GS Holdings Corp	736,098
33,668	Hana Financial Group Inc	728,908
19,241	Hanwha Corp	620,498
300,305	Hanwha Life Insurance Co Ltd	1,610,130
6,329	Hyundai Department Store Co Ltd	703,511
41,302	Hyundai Marine & Fire Insurance Co Ltd	1,094,984
6,320	Hyundai Mobis Co Ltd	1,351,570
79,568	Hyundai Motor Co	9,306,278

Shares	Description	Value ($)

	South Korea — continued
201,935	Industrial Bank of Korea	1,928,684
85,263	JB Financial Group Co Ltd	395,946
100,017	KB Financial Group Inc	2,853,589
195,804	Kia Motors Corp	7,659,946
10,682	Kolon Industries Inc	620,002
3,615	Korea Electric Terminal Co Ltd	281,900
3,148	Korea Petrochemical Ind Co Ltd	596,182
63,008	Korean Reinsurance Co	676,260
6,897	KT&G Corp	738,364
10,759	LG Chem Ltd	2,442,331
44,917	LG Display Co Ltd	974,883
21,567	LG International Corp	693,481
4,436	Lotte Shopping Co Ltd	849,211
42,002	Meritz Fire & Marine Insurance Co Ltd	558,621
3,886	NCSoft Corp	783,655
6,119	Samsung Electronics Co Ltd	6,623,124
2,374	Samsung Electronics Co Ltd GDR	1,298,093
40,379	Samsung Card Co Ltd	1,298,932
21,245	Seah Besteel Corp	454,341
28,292	Shinhan Financial Group Co Ltd	938,266
7,031	Shinsegae Co Ltd	1,223,843
16,424	SK Innovation Co Ltd	2,249,501
29,916	SKC Co Ltd	695,582
4,799	Ssangyong Cement Industrial Co Ltd *	73,603
33,945	Tongyang Life Insurance Co Ltd	304,962
275,805	Woori Bank	2,300,230

	Total South Korea	61,890,012

	Spain — 0.5%
18,531	Amadeus IT Holding SA – A Shares	857,959
38,533	Ebro Foods SA	902,895
384,193	Endesa SA	7,899,399
412,187	Iberdrola SA	2,795,778
553,786	International Consolidated Airlines Group SA	4,329,889
15,192	Red Electrica Corp SA	1,352,622
319,383	Repsol SA	4,101,476

	Total Spain	22,240,018

	Sweden — 0.2%
29,199	Axfood AB	537,801
14,715	Bilia AB – Class A	347,675
8,525	Fabege AB	138,156
30,210	Fastighets AB Balder – B Shares *	780,608
20,291	Industrivarden AB – C Shares	343,200
18,045	Intrum Justitia AB	631,922
20,375	Investor AB – B Shares	709,094
35,310	Ratos AB – B Shares	191,329
230,769	Sandvik AB	2,256,212
28,553	Securitas AB – B Shares	450,240
23,679	Skanska AB – B Shares	520,044
17,594	Svenska Cellulosa AB – Class B	563,798

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)

	Sweden — continued
367,694	LM Ericsson – B Shares	2,838,337
19,732	Wihlborgs Fastigheter AB	401,073

	Total Sweden	10,709,489

	Switzerland — 0.7%
28,004	Adecco Group AG (Registered)	1,697,931
12,678	Ascom Holding AG (Registered)	207,325
1,042	Autoneum Holding AG	252,941
3,800	Baloise Holding AG (Registered)	469,486
219	Banque Cantonale Vaudoise (Registered)	151,659
3,339	Cembra Money Bank AG *	225,174
581	dorma+kaba Holding AG (Registered)	381,879
1,618	EMS-Chemie Holding AG (Registered)	801,963
607	Fischer (George) AG (Registered)	484,751
2,655	Flughafen Zuerich AG (Registered)	465,654
139	Forbo Holdings AG (Registered) *	171,891
296	Givaudan SA (Registered)	567,430
518	Helvetia Holding AG (Registered)	279,152
146	Komax Holding AG (Registered)	31,370
13,466	Kuehne & Nagel International AG (Registered)	1,894,443
22,408	Logitech International SA (Registered)	345,143
10,592	Roche Holding AG	2,782,052
152	Sika AG	657,717
2,514	Swatch Group AG (The)	739,564
6,123	Swiss Life Holding AG (Registered) *	1,586,672
174,359	Swiss Re AG	15,667,988
46,466	UBS Group AG (Registered)	717,862
7,645	Vontobel Holding AG (Registered)	340,128
5,390	Zurich Insurance Group AG *	1,304,498

	Total Switzerland	32,224,673

	Taiwan — 1.4%
356,000	Catcher Technology Co Ltd	2,698,271
867,000	Cathay Financial Holding Co Ltd	999,175
71,630	Chunghwa Telecom Co Ltd Sponsored ADR	2,428,973
1,423,000	Compeq Manufacturing Co Ltd	705,832
2,361,000	CTBC Financial Holding Co Ltd	1,236,039
506,000	Foxconn Technology Co Ltd	1,154,758
5,523,000	Fubon Financial Holding Co Ltd	6,506,767
5,370,000	Hon Hai Precision Industry Co Ltd	13,159,877
2,635,000	Inventec Corp	1,747,824
1,433,000	Mega Financial Holding Co Ltd	1,049,245
743,000	Mercuries Life Insurance Co Ltd	346,041
2,757,000	Pegatron Corp	5,726,134
5,372,000	Shin Kong Financial Holding Co Ltd	1,118,978
2,770,000	Taishin Financial Holding Co Ltd	1,043,078
1,455,000	Taiwan Semiconductor Manufacturing Co Ltd	6,961,764
638,882	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	15,793,163
154,000	Transcend Information Inc	439,383

Shares	Description	Value ($)

	Taiwan — continued
1,490,000	United Microelectronics Corp	556,053

	Total Taiwan	63,671,355

	Thailand — 0.1%
226,500	Bangkok Bank Pcl (Foreign Registered) (a)	1,047,877
2,416,100	Bangkok Expressway & Metro Pcl	435,207
203,200	Thai Oil Pcl (Foreign Registered)	360,251
517,000	Thanachart Capital Pcl (Foreign Registered)	491,922

	Total Thailand	2,335,257

	Turkey — 0.4%
2,152,429	Eregli Demir ve Celik Fabrikalari TAS	3,001,653
1,439,070	Turk Hava Yollari AO *	3,030,131
339,146	Turk Telekomunikasyon AS	692,379
863,303	Turkiye Halk Bankasi AS	2,598,009
2,864,784	Turkiye IS Bankasi – Class C	4,372,175
612,654	Turkiye Sinai Kalkinma Bankasi AS	321,546
597,655	Turkiye Sise ve Cam Fabrikalari AS	712,315
2,107,204	Turkiye Vakiflar Bankasi TAO – Class D	3,180,373

	Total Turkey	17,908,581

	United Kingdom — 2.8%
322,013	AstraZeneca Plc	18,793,224
54,300	AstraZeneca Plc Sponsored ADR	1,612,710
379,745	Balfour Beatty Plc *	1,364,693
19,572	Beazley Plc	103,133
41,919	Bellway Plc	1,657,577
72,033	Berkeley Group Holdings Plc	3,411,146
53,898	Bovis Homes Group Plc	787,801
2,623,190	BP Plc	13,528,926
196,260	British American Tobacco Plc	11,938,936
76,800	Cairn Energy Plc *	216,267
190,132	Carillion Plc	764,214
619,550	Centrica Plc	1,826,626
98,765	Crest Nicholson Holdings Plc	840,148
283,039	Debenhams Plc	303,407
278,357	Direct Line Insurance Group Plc	1,509,069
22,407	Electrocomponents Plc	91,979
295,645	EnQuest Plc *	140,673
606,623	Firstgroup Plc *	949,833
29,980	Galliford Try Plc	601,970
342,459	GlaxoSmithKline Plc	7,156,992
17,100	Halfords Group Plc	108,232
256,973	Henderson Group Plc	996,705
344,469	Home Retail Group Plc	823,691
53,118	HSBC Holdings Plc	343,326
52,032	Hunting Plc	232,202
104,823	IG Group Holdings Plc	1,212,953
72,112	Imperial Brands Plc	3,921,780
161,684	Inchcape Plc	1,592,824

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)

	United Kingdom — continued
267,966	Indivior Plc	666,845
106,684	Intermediate Capital Group Plc	1,032,071
139,536	J Sainsbury Plc	542,490
149,551	Jupiter Fund Management Plc	957,267
971,458	Kingfisher Plc	5,156,437
1,066,379	Legal & General Group Plc	3,690,674
87,089	Lookers Plc	188,954
258,883	Man Group Plc	494,060
8,938	Micro Focus International Plc	210,701
13,100	Mitie Group Plc	53,478
74,063	Mondi Plc	1,439,961
107,261	National Express Group Plc	525,604
162,704	Persimmon Plc	4,949,800
110,814	Playtech Plc	1,363,620
47,279	Reckitt Benckiser Group Plc	4,707,064
15,065	Redrow Plc	91,662
141,239	Royal Dutch Shell Plc A Shares (London)	3,390,907
409,962	Royal Mail Plc	3,209,312
372,561	Sage Group Plc (The)	3,303,770
6,662	Savills Plc	74,920
18,262	Tullett Prebon Plc	89,075
6,525	Victrex Plc	136,092
51,424	WH Smith Plc	1,303,051
210,073	WM Morrison Supermarkets Plc	602,297
368,724	WPP Plc	8,503,459

	Total United Kingdom	123,514,608

	United States — 13.5%
55,300	3M Co.	9,308,096
27,100	Accenture Plc – Class A	3,224,087
17,900	ACCO Brands Corp. *	177,926
42,400	Activision Blizzard, Inc.	1,664,624
39,800	Aetna, Inc.	4,506,554
44,900	Aflac, Inc.	3,118,754
26,900	AGCO Corp.	1,396,917
28,200	Alaska Air Group, Inc.	1,872,480
52,600	Alphabet, Inc. – Class C *	38,698,872
84,200	Amazon.com, Inc. *	60,858,918
27,700	Amdocs Ltd.	1,606,323
30,500	Ameren Corp.	1,511,275
13,600	American Capital Ltd. *	218,416
17,200	American Electric Power Co., Inc.	1,113,356
5,600	American Equity Investment Life Holding Co.	90,776
4,700	American Financial Group, Inc.	344,416
2,900	American Water Works Co., Inc.	214,890
29,700	Anthem, Inc.	3,925,152
7,000	Apollo Education Group, Inc. *	64,330
108,000	Apple, Inc.	10,784,880
5,900	AptarGroup, Inc.	455,834
22,900	Ares Capital Corp.	339,836
36,700	ARMOUR Residential REIT, Inc.	711,980

Shares	Description	Value ($)

	United States — continued
27,600	Arrow Electronics, Inc. *	1,783,512
5,800	Aspen Insurance Holdings Ltd.	277,530
3,000	Assurant, Inc.	262,170
43,700	Assured Guaranty Ltd.	1,175,093
7,100	Atlas Air Worldwide Holdings, Inc. *	311,264
8,700	Atmos Energy Corp.	634,230
15,100	AutoNation, Inc. *	761,644
33,100	Avery Dennison Corp.	2,461,978
53,200	Avnet, Inc.	2,182,796
86,500	Bed Bath & Beyond, Inc. *	3,870,875
6,200	Best Buy Co., Inc.	199,454
34,000	BGC Partners, Inc. – Class A	315,860
20,100	BlackRock Capital Investment Corp.	155,172
17,300	Booz Allen Hamilton Holding Corp.	506,371
2,300	Briggs & Stratton Corp.	51,336
8,300	Broadridge Financial Solutions, Inc.	532,777
20,400	Brocade Communications Systems, Inc.	184,824
3,200	CA, Inc.	103,424
6,400	Cadence Design Systems, Inc. *	158,208
64,800	Capital One Financial Corp.	4,745,952
14,500	Cash America International, Inc.	525,915
3,700	Central Garden & Pet Co. – Class A *	67,451
1,113,400	Charles Schwab Corp. (The)	34,047,772
173,095	Charter Communications, Inc. – Class A *	37,897,419
7,700	Cheesecake Factory, Inc. (The)	383,999
4,100	Chemed Corp.	534,681
5,800	Chemical Financial Corp.	228,520
29,500	Chemours Co. (The)	256,945
75,900	Chevron Corp.	7,665,900
63,100	Chipotle Mexican Grill, Inc. *	27,887,676
24,300	Cintas Corp.	2,303,640
219,800	Cisco Systems, Inc.	6,385,190
133,000	Citigroup, Inc.	6,193,810
8,300	Citrix Systems, Inc. *	704,836
4,100	Columbia Sportswear Co.	217,997
59,000	Comcast Corp. – Class A	3,734,700
31,400	ConocoPhillips	1,375,006
17,700	Consolidated Edison, Inc.	1,296,702
20,800	Convergys Corp.	586,352
8,300	Cooper Tire & Rubber Co.	266,679
40,600	CVS Health Corp.	3,915,870
28,200	Danaher Corp.	2,773,752
2,400	Darden Restaurants, Inc.	162,792
100,000	Delta Air Lines, Inc.	4,346,000
10,600	Deluxe Corp.	690,378
2,900	Dillard’s, Inc. – Class A	171,419
2,700	Discover Financial Services	153,387
6,400	Douglas Dynamics, Inc.	139,008
10,100	Dow Chemical Co. (The)	518,736
75,200	Dr Pepper Snapple Group, Inc.	6,873,280
5,700	Drew Industries, Inc.	440,952

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)

	United States — continued
12,400	DTE Energy Co.	1,124,432
145,400	EMC Corp.	4,063,930
32,100	Emerson Electric Co.	1,669,842
2,100	Encore Capital Group, Inc. *	56,469
2,400	Endurance Specialty Holdings Ltd.	163,008
6,300	Ennis, Inc.	115,038
1,400	ePlus, Inc. *	122,542
7,100	Equifax, Inc.	892,683
11,100	Essent Group Ltd. *	242,646
1,300	Euronet Worldwide, Inc. *	103,753
9,100	Everest Re Group Ltd.	1,629,901
18,500	Expeditors International of Washington, Inc.	898,175
39,400	Express, Inc. *	572,876
9,400	F5 Networks, Inc. *	1,035,880
2,500	Fabrinet *	88,750
16,500	First American Financial Corp.	630,960
26,800	Fiserv, Inc. *	2,822,844
2,800	Flagstar Bancorp, Inc. *	67,872
79,400	Foot Locker, Inc.	4,440,048
23,100	Franklin Resources, Inc.	862,785
1,100	G-III Apparel Group Ltd. *	43,032
22,900	Gannett Co., Inc.	357,698
9,500	General Dynamics Corp.	1,347,765
13,400	Gentex Corp.	222,172
26,700	Genworth Financial, Inc. – Class A *	98,790
42,700	Gilead Sciences, Inc.	3,717,462
22,600	Goodyear Tire & Rubber Co. (The)	632,122
4,800	Group 1 Automotive, Inc.	298,464
35,900	Guess?, Inc.	566,143
5,600	Hanover Insurance Group, Inc. (The)	485,408
34,000	Hartford Financial Services Group, Inc. (The)	1,535,780
10,100	Hasbro, Inc.	881,629
14,900	Helen of Troy Ltd. *	1,532,167
94,600	Home Depot, Inc. (The)	12,498,552
8,500	Honeywell International, Inc.	967,555
13,000	Hormel Foods Corp.	447,330
20,700	HP, Inc.	276,966
24,700	Huntington Bancshares, Inc.	258,115
800	ICF International, Inc. *	32,624
6,700	IDACORP, Inc.	490,507
23,000	Ingredion, Inc.	2,700,430
2,500	Insight Enterprises, Inc. *	67,850
257,900	Intel Corp.	8,147,061
36,400	International Business Machines Corp.	5,596,136
41,800	Interpublic Group of Cos., Inc. (The)	999,020
37,900	Jabil Circuit, Inc.	723,132
1,900	Jack Henry & Associates, Inc.	160,417
18,600	Janus Capital Group, Inc.	282,348
90,900	JetBlue Airways Corp. *	1,629,837
129,670	Johnson & Johnson	14,612,512
6,600	Jones Lang LaSalle, Inc.	777,876

Shares	Description	Value ($)

	United States — continued
150,500	JPMorgan Chase & Co.	9,823,135
22,500	KAR Auction Services, Inc.	923,400
3,800	Knight Transportation, Inc.	99,256
2,900	Knoll, Inc.	71,978
21,200	Korn/Ferry International	611,620
26,500	Lear Corp.	3,147,140
700	LHC Group, Inc. *	29,400
83,400	Liberty Global Plc – Series C *	3,013,242
24,800	Lincoln National Corp.	1,137,080
15,400	Lowe’s Cos., Inc.	1,234,002
53,100	LyondellBasell Industries NV – Class A	4,320,216
20,800	Macy’s, Inc.	690,768
2,500	Maiden Holdings Ltd.	32,800
2,600	ManpowerGroup, Inc.	207,350
34,400	Marathon Oil Corp.	449,608
7,200	Marathon Petroleum Corp.	250,776
2,300	Marriott Vacations Worldwide Corp.	139,380
4,100	Matson, Inc.	136,653
34,300	MBIA, Inc. *	246,960
4,400	Meredith Corp.	217,800
34,300	Microsoft Corp	1,817,900
8,065	Murphy USA, Inc. *	548,339
35,700	Nasdaq, Inc.	2,356,557
3,400	Navigant Consulting, Inc. *	54,162
300	Navigators Group, Inc. (The) *	27,324
11,600	Net 1 UEPS Technologies, Inc. *	127,484
3,300	New Jersey Resources Corp.	115,995
25,386	News Corp. – Class A	303,617
47,300	Nike, Inc. – Class B	2,611,906
2,490	Northrop Grumman Corp.	529,548
23,200	Northwest Bancshares, Inc.	343,592
130	NVR, Inc. *	225,290
20,600	Old Republic International Corp.	394,696
5,500	Omega Protein Corp. *	108,570
28,900	Omnicom Group, Inc.	2,408,237
109,500	Oracle Corp.	4,401,900
32,500	Paychex, Inc.	1,762,150
112,340	PDL BioPharma, Inc.	403,301
4,600	Penn National Gaming, Inc. *	72,082
289,900	Pfizer, Inc.	10,059,530
370,400	Philip Morris International, Inc.	36,551,072
4,000	Phillips 66	321,440
7,100	Pinnacle West Capital Corp.	522,489
14,400	PNC Financial Services Group, Inc. (The)	1,292,256
6,300	PPL Corp.	242,802
11,000	PRA Group, Inc. *	302,610
41,700	Progressive Corp. (The)	1,388,610
13,300	Public Service Enterprise Group, Inc.	595,175
151,300	QUALCOMM Inc	8,309,396
10,000	Rent-A-Center, Inc.	131,700
12,500	Sanmina Corp. *	334,875

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)

	United States — continued
7,700	Santander Consumer USA Holdings, Inc. *	99,022
12,900	SCANA Corp.	901,839
700	Scholastic Corp.	27,335
2,200	Selective Insurance Group, Inc.	81,730
3,800	Six Flags Entertainment Corp.	219,222
14,600	SkyWest, Inc.	344,560
29,700	Smith & Wesson Holding Corp. *	723,789
18,100	Snap-on, Inc.	2,928,942
7,300	Southwest Airlines Co.	310,104
1,700	Spok Holdings, Inc.	29,818
1,200	SPX FLOW, Inc. *	35,964
3,500	Stanley Black & Decker, Inc.	396,130
11,000	Starz – Class A *	297,000
2,100	Sykes Enterprises, Inc. *	62,622
34,900	T. Rowe Price Group, Inc.	2,689,394
66,800	Talen Energy Corp. *	768,200
7,400	Target Corp.	508,972
9,700	Tech Data Corp. *	733,029
2,700	Teradata Corp. *	76,518
45,700	Tesoro Corp.	3,568,256
12,500	Texas Roadhouse, Inc.	560,125
8,200	Thor Industries, Inc.	533,000
4,800	Tower International, Inc.	104,016
75,300	Travelers Cos., Inc. (The)	8,594,742
10,100	TrueBlue, Inc. *	200,081
9,900	Tupperware Brands Corp.	560,142
51,600	Ubiquiti Networks, Inc. *	2,056,776
38,600	United Parcel Service, Inc. – Class B	3,979,274
3,600	United States Cellular Corp. *	136,008
89,900	UnitedHealth Group, Inc.	12,016,933
6,700	Universal Corp.	366,490
500	US Concrete, Inc. *	32,070
183,400	Valero Energy Corp.	10,031,980
260,700	Verizon Communications, Inc.	13,269,630
900	W.R. Berkley Corp.	51,327
159,611	WABCO Holdings, Inc. *	17,222,027
11,900	Walker & Dunlop, Inc. *	285,957
1,700	Watsco, Inc.	228,191
30,900	Werner Enterprises, Inc.	769,101
9,000	Western Refining, Inc.	191,160
7,800	Wyndham Worldwide Corp.	525,642
72,400	Xerox Corp.	721,828

	Total United States	596,307,375

	TOTAL COMMON STOCKS (COST $1,697,658,225)	1,727,832,676

Shares / Par Value ($)	Description	Value ($)

	PREFERRED STOCKS — 0.9%

	Brazil — 0.5%
308,500	Centrais Eletricas Brasileiras SA – Class B *	1,067,149
1,462,100	Companhia Energetica de Minas Gerais	2,277,956
261,300	Companhia Energetica de Sao Paulo – Class B	875,676
440,700	Itau Unibanco Holding SA	3,542,820
360,100	Itau Unibanco Holding SA Sponsored ADR	2,884,401
3,464,410	Itausa – Investimentos Itau SA	6,845,220
1,063,200	Vale SA	3,307,054

	Total Brazil	20,800,276

	Chile — 0.0%
7,082	Sociedad Quimica y Minera de Chile SA – Class B	154,645

	Germany — 0.1%
4,682	Jungheinrich AG	446,311
80,301	Porsche Automobil Holding SE *	4,425,905

	Total Germany	4,872,216

	Russia — 0.2%
673	AK Transneft OAO	1,715,740
8,231,300	Surgutneftegas OAO	5,061,631

	Total Russia	6,777,371

	South Korea — 0.1%
24,048	Hyundai Motor Co 2nd Preference	2,116,752
4,466	Samsung Electronics Co Ltd	3,975,668

	Total South Korea	6,092,420

	TOTAL PREFERRED STOCKS (COST $36,144,061)	38,696,928

	RIGHTS/WARRANTS — 0.0%

	Brazil — 0.0%
55,978	EDP-Energias do Brasil SA Rights, Expires 06/03/16 *	5,422

	South Korea — 0.0%
1,090	Ssangyong Cement Industrial Co Ltd Rights, Expires 07/01/16 *	731

	TOTAL RIGHTS/WARRANTS (COST $0)	6,153

	DEBT OBLIGATIONS — 6.5%

	U.S. Government — 6.5%
3,640,877	U.S. Treasury Inflation Indexed Bond, 2.00%, due 01/15/26 (b)	4,206,637
42,876,031	U.S. Treasury Inflation Indexed Bond, 2.38%, due 01/15/27 (b)	51,605,891

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares / Par Value ($) / Principal Amount	Description	Value ($)

	U.S. Government — continued
74,001,741	U.S. Treasury Inflation Indexed Bond, 1.75%, due 01/15/28 (b)	84,707,869
67,386,668	U.S. Treasury Inflation Indexed Bond, 2.50%, due 01/15/29 (b)	83,512,096
15,000,000	U.S. Treasury Note, 2.75%, due 05/31/17	15,294,135
15,000,000	U.S. Treasury Note, 0.75%, due 03/15/17 (e)	15,005,130
35,000,000	U.S. Treasury Note, USBM +0.19%, 0.54%, due 04/30/18	34,998,915

	Total U.S. Government	289,330,673

	TOTAL DEBT OBLIGATIONS (COST $272,692,516)	289,330,673

	MUTUAL FUNDS — 35.6%

	Affiliated Issuers — 35.6%
10,051,870	GMO Debt Opportunities Fund, Class VI	251,598,316
28,027,757	GMO Emerging Country Debt Fund, Class IV	260,658,139
53,352,311	GMO Emerging Markets Fund, Class VI	453,494,647
6,018,063	GMO SGM Major Markets Fund, Class VI	195,647,243
14,592,319	GMO Special Opportunities Fund, Class VI	298,412,921
4,688,129	GMO U.S. Treasury Fund	117,203,220

	TOTAL MUTUAL FUNDS (COST $1,624,864,341)	1,577,014,486

	SHORT-TERM INVESTMENTS — 17.5%

	Government Sponsored Enterprise — 0.9%
3,500,000	Federal Home Loan Bank Discount Notes, due 06/30/16	3,499,377
10,000,000	Federal Home Loan Bank Discount Notes, due 07/05/16	9,996,870
25,000,000	Federal Home Loan Bank Discount Notes, due 08/01/16	24,982,500

	Total Government Sponsored Enterprise	38,478,747

	Money Market Funds — 0.2%
8,794,922	State Street Institutional Treasury Money Market Fund-Premier Class, 0.18% (c)	8,794,922

	Repurchase Agreements — 7.7%
105,261,454	Daiwa Securities Group Inc Repurchase Agreement, dated 5/25/16, maturing on 6/1/16 with a maturity value of $105,267,770 and an effective yield of 0.27%, collateralized by a U.S. Treasury Note with maturity date 5/15/45 and a market value of $107,421,900	105,261,454
52,899,028	Daiwa Securities Group Inc Repurchase Agreement, dated 5/27/16, maturing on 6/3/16 with a maturity value of $52,901,967 and an effective yield of 0.25%, collateralized by a U.S. Treasury Note with maturity date 5/15/17 and a market value of $52,828,100	52,899,028
79,389,737	Daiwa Securities Group Inc Repurchase Agreement, dated 5/31/16, maturing on 6/7/16 with a maturity value of $79,394,677 and an effective yield of 0.28%, collateralized by a U.S. Treasury Note with maturity date 5/15/17 and a market value of $80,695,050	79,389,737
52,042,560	Mizuho Securities USA Inc. Repurchase Agreement, dated 5/26/16, maturing on 6/2/16 with a maturity value of $52,045,683 and an effective yield of 0.27%, collateralized by a U.S. Treasury Note with maturity date 8/15/23 and a market value of $52,828,100	52,042,560

Principal Amount / Par Value ($)	Description	Value ($)
	Repurchase Agreements — continued
52,222,019	Mizuho Securities USA Inc. Repurchase Agreement, dated 5/27/16, maturing on 6/3/16 with a maturity value of $52,225,153 and an effective yield of 0.27%, collateralized by a U.S. Treasury Note with maturity date 8/15/23 and a market value of $53,796,700	52,222,019

	TOTAL REPURCHASE AGREEMENTS (COST $341,814,798)	341,814,798

	U.S. Government — 8.7%
15,000,000	U.S. Treasury Bill, 0.27%, due 08/04/16 (d)	14,992,815
40,000,000	U.S. Treasury Bill, 0.28%, due 08/11/16 (d)	39,978,360
10,000,000	U.S. Treasury Bill, 0.29%, due 08/18/16 (d)	9,993,660
10,000,000	U.S. Treasury Bill, 0.33%, due 09/22/16 (d)	9,989,700
20,000,000	U.S. Treasury Bill, 0.43%, due 10/20/16 (d)	19,966,840
35,000,000	U.S. Treasury Note, 0.50%, due 08/31/16	35,010,325
10,000,000	U.S. Treasury Note, 0.50%, due 11/30/16	9,997,850
25,000,000	U.S. Treasury Note, 0.63%, due 07/15/16	25,011,300
40,000,000	U.S. Treasury Note, 0.63%, due 11/15/16	40,011,960
25,000,000	U.S. Treasury Note, 0.63%, due 12/15/16	25,008,550
50,000,000	U.S. Treasury Note, 0.88%, due 09/15/16	50,068,200
10,000,000	U.S. Treasury Note, 0.88%, due 11/30/16	10,015,530
25,000,000	U.S. Treasury Note, 1.50%, due 06/30/16	25,025,450
50,000,000	U.S. Treasury Note, 3.00%, due 08/31/16	50,323,300
20,000,000	U.S. Treasury Note, 3.13%, due 10/31/16	20,214,040

	Total U.S. Government	385,607,880

	TOTAL SHORT-TERM INVESTMENTS (COST $774,722,917)	774,696,347

	TOTAL INVESTMENTS — 99.5% (Cost $4,406,082,060)	4,407,577,263
	Other Assets and Liabilities (net) — 0.5%	20,409,900

	TOTAL NET ASSETS — 100.0%	$4,427,987,163

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

A summary of outstanding financial instruments at May 31, 2016 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
09/11/2017	GS	CNH	1,456,177,399	USD	219,124,973	$4,651,949
09/11/2017	GS	USD	179,970,814	CNH	1,226,159,415	624,022

						$5,275,971

As of May 31, 2016, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt

CVA - Certificaaten van aandelen (Share Certificates)

GDR - Global Depository Receipt

PJSC - Private Joint-Stock Company

REIT - Real Estate Investment Trust

USBM - U.S. Treasury 3 Months Bill Money Maturity Yield

Foreign Registered - Share issued to foreign investors in markets that have foreign ownership limits.

*	Non-income producing security.

(a)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(b)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic.

(c)	The rate disclosed is the 7 day net yield as of May 31, 2016.

(d)	The rate shown represents yield-to-maturity.
(e)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options in any.

Counterparty Abbreviations:

GS - Goldman Sachs International

SSB - State Street Bank and Trust Company

Currency Abbreviations:

CNH - Chinese Yuan Renminbi Offshore

USD - United States Dollar

ZAR - South African Rand

GMO Global Asset Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
4,415,965	GMO Alpha Only Fund, Class IV	96,665,478
29,100,776	GMO Asset Allocation Bond Fund, Class VI	646,037,229
6,134,113	GMO Debt Opportunities Fund, Class VI	153,536,859
15,690,906	GMO Emerging Country Debt Fund, Class IV	145,925,429
49,582,126	GMO Emerging Markets Fund, Class VI	421,448,068
37,085,435	GMO International Equity Fund, Class IV	743,192,121
9,080,507	GMO Risk Premium Fund, Class VI	86,083,202
2,985,776	GMO SGM Major Markets Fund, Class VI	97,067,583
36,075,198	GMO U.S. Equity Allocation Fund, Class VI	534,273,675
12,147,782	GMO U.S. Treasury Fund	303,694,559

	TOTAL MUTUAL FUNDS (COST $3,575,941,775)	3,227,924,203

	DEBT OBLIGATIONS — 0.0%

	Asset-Backed Securities — 0.0%
43,761	ACE Securities Corp., Series 06-ASL1, Class A, Variable Rate, 1 mo. LIBOR + .28%, 0.73%, due 02/25/36 ¿	24,542
190,362	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .65%, 1.75%, due 05/28/39	100,933
70,780	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .44%, 0.89%, due 10/25/30	64,336
16,892	Equity One ABS, Inc., Series 04-1, Class AV2, Variable Rate, 1 mo. LIBOR + .60%, 1.05%, due 04/25/34 ¿	14,079
55,732	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, Variable Rate, 1 mo. LIBOR + .23%, 0.94%, due 10/25/34 ¿	51,459
611	Lehman ABS Corp., Series 04-2, Class A, AMBAC, Variable Rate, 1 mo. LIBOR + .22%, 0.89%, due 06/25/34 ¿	579
30,476	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 0.69%, due 02/26/34	26,806

	Total Asset-Backed Securities	282,734

	TOTAL DEBT OBLIGATIONS (COST $306,223)	282,734

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
421,442	State Street Institutional Treasury Money Market Fund-Premier Class, 0.18% (a)	421,442

	TOTAL SHORT-TERM INVESTMENTS (COST $421,442)	421,442

	TOTAL INVESTMENTS — 100.0% (Cost $3,576,669,440)	3,228,628,379
	Other Assets and Liabilities (net) — (0.0%)	(52,370)

	TOTAL NET ASSETS — 100.0%	$3,228,576,009

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

The rates shown on variable rate notes are the current interest rates at May 31, 2016, which are subject to change based on the terms of the security.

¿	These securities are primarily backed by subprime mortgages.

(a)	The rate disclosed is the 7 day net yield as of May 31, 2016.

GMO Global Developed Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
15,655,712	GMO Emerging Markets Fund, Class VI	133,073,549
30,635,783	GMO International Equity Fund, Class IV	613,941,100
38,933,507	GMO U.S. Equity Allocation Fund, Class VI	576,605,242

	TOTAL MUTUAL FUNDS (COST $1,515,622,559)	1,323,619,891

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
465,330	State Street Eurodollar Time Deposit, 0.01%, due 06/01/2016	465,330

	TOTAL SHORT-TERM INVESTMENTS (COST $465,330)	465,330

	TOTAL INVESTMENTS — 100.0% (Cost $1,516,087,889)	1,324,085,221
	Other Assets and Liabilities (net) — (0.0%)	(68,960)

	TOTAL NET ASSETS — 100.0%	$1,324,016,261

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
76,283,473	GMO Emerging Markets Fund, Class VI	648,409,520
61,419,014	GMO International Equity Fund, Class IV	1,230,837,035
73,707,251	GMO U.S. Equity Allocation Fund, Class VI	1,091,604,385

	TOTAL MUTUAL FUNDS (COST $3,546,076,421)	2,970,850,940

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
982,242	State Street Eurodollar Time Deposit, 0.01%, due 06/01/2016	982,242

	TOTAL SHORT-TERM INVESTMENTS (COST $982,242)	982,242

	TOTAL INVESTMENTS — 100.0% (Cost $3,547,058,663)	2,971,833,182
	Other Assets and Liabilities (net) — (0.0%)	(91,048)

	TOTAL NET ASSETS — 100.0%	$2,971,742,134

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 56.1%

	Australia — 0.8%
817,031	Adelaide Brighton Ltd	3,348,511
2,931,200	Asciano Ltd	18,836,494
109,100	BT Investment Management Ltd	789,043
358,240	BWP Trust (REIT)	936,098
108,866	CIMIC Group Ltd	2,936,847
12,223	Credit Corp Group Ltd	108,508
698,245	Dexus Property Group (REIT)	4,361,892
582,055	Downer EDI Ltd	1,641,213
3,258,149	Fairfax Media Ltd	2,160,780
21,982	Futuris Corp Ltd *	60,723
1,183,429	GPT Group (The) (REIT)	4,595,129
247,937	Investa Office Fund (REIT)	760,613
206,474	LendLease Group	2,000,145
93,172	Macquarie Group Ltd	5,028,870
2,737,788	Mirvac Group (REIT)	3,842,376
492,136	Nine Entertainment Co Holdings Ltd	431,783
69,470	Nufarm Ltd	393,014
834,199	OZ Minerals Ltd	3,288,884
52,752	Premier Investments Ltd	592,076
3,732,456	Scentre Group (REIT)	12,554,577
571,474	Shopping Centres Australasia Property Group (REIT)	932,251
262,940	Sonic Healthcare Ltd	4,067,379
825,718	Star Entertainment Grp Ltd (The)	3,365,080
1,110,202	Stockland (REIT)	3,630,450
41,650	Tassal Group Ltd	126,014
3,755,265	Telstra Corp Ltd	15,154,291
1,105,006	Vicinity Centres (REIT)	2,599,718
970,173	Westfield Corp (REIT)	7,505,826
165,087	Woodside Petroleum Ltd	3,257,193

	Total Australia	109,305,778

	Austria — 0.1%
24,664	Oesterreichische Post AG *	883,200
303,555	OMV AG	8,429,931
113,749	voestalpine AG	3,894,036

	Total Austria	13,207,167

	Belgium — 0.3%
113,083	Ageas	4,568,283
231,456	AGFA-Gevaert NV *	844,871
12,200	Anheuser-Busch InBev NV Sponsored ADR	1,539,884
140,243	bpost SA	3,693,682
273,000	Delhaize Group	28,611,160
8,968	Groupe Bruxelles Lambert SA	762,154
18,268	Melexis NV	1,105,009
95,752	Proximus SADP	3,110,205

	Total Belgium	44,235,248

Shares	Description	Value ($)
	Brazil — 0.6%
1,171,800	Ambev SA	6,196,894
356,630	Banco Bradesco SA	2,418,918
1,363,300	Banco do Brasil SA	6,213,624
6,091,700	BM&FBovespa SA – Bolsa de Valores Mercadorias e Futuros	26,837,465
1,607,800	Centrais Eletricas Brasileiras SA *	3,559,442
176,800	CETIP SA – Mercados Organizados	2,078,878
156,600	Cia de Saneamento de Minas Gerais-COPASA	1,104,208
2,432,600	EDP-Energias do Brasil SA	8,219,517
58,900	Grendene SA	269,594
2,195,300	JBS SA	6,075,105
2,042,200	MRV Engenharia e Participacoes SA	5,572,308
1,175,800	Transmissora Alianca de Energia Eletrica SA	6,133,449

	Total Brazil	74,679,402

	Canada — 1.1%
309,200	Air Canada *	2,270,634
88,300	Alimentation Couche-Tard Inc – Class B	3,885,240
102,200	Bank of Montreal	6,414,047
270,100	BCE Inc	12,450,944
63,600	BCE Inc	2,928,144
62,800	Canadian Imperial Bank of Commerce	4,872,765
76,200	Canadian National Railway Co	4,517,901
32,800	Canadian Tire Corp Ltd – Class A	3,581,774
106,700	Celestica Inc *	1,134,249
108,400	CGI Group Inc – Class A *	5,069,716
17,100	Chorus Aviation Inc	81,761
236,200	CI Financial Corp	5,169,436
24,800	Cogeco Communications Inc	1,297,917
68,800	Corus Entertainment Inc – B Shares	660,010
226,200	IAMGOLD Corp *	736,549
39,300	Linamar Corp	1,643,506
5,400	Medical Facilities Corp	74,699
456,500	Metro Inc	15,466,729
53,600	National Bank of Canada	1,778,832
162,700	Power Corp of Canada	3,670,009
167,700	Royal Bank of Canada	10,081,055
430,000	Sun Life Financial Inc	14,893,507
115,200	Toromont Industries Ltd	3,235,457
135,100	Toronto-Dominion Bank (The)	5,883,678
947,506	TransCanada Corp Receipt	39,010,065
132,400	Transcontinental Inc – Class A	1,971,840

	Total Canada	152,780,464

	Chile — 0.0%
130,383	Empresa Nacional de Telecom *	1,128,112
130,558	Enersis Americas SA	19,800
130,558	Enersis Chile SA	14,970

	Total Chile	1,162,882

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	China — 6.1%
5,252,000	Agile Property Holdings Ltd	2,576,889
5,804,000	Air China Ltd – Class H	3,804,903
6,031,500	Anhui Conch Cement Co Ltd – Class H	14,576,933
448,000	Anhui Expressway Co Ltd – Class H	338,806
2,766,000	ANTA Sports Products Ltd	6,024,106
615,108	Baidu Inc Sponsored ADR *	109,821,382
5,534,000	Beijing Capital International Airport Co Ltd – Class H	5,964,534
1,992,000	Beijing Capital Land Ltd – Class H	670,655
24,710,000	Belle International Holdings Ltd	14,645,199
2,164,000	China BlueChemical Ltd – Class H	484,329
18,621,000	China Communications Construction Co Ltd – Class H	21,029,148
14,180,000	China Communications Services Corp Ltd – Class H	6,693,349
6,328,000	China Everbright Ltd	12,117,408
2,904,000	China Foods Ltd *	1,038,378
2,937,000	China High Speed Transmission Equipment Group Co Ltd – Class H *	2,259,398
12,946,000	China Jinmao Holdings Group Ltd	3,707,701
3,731,000	China Lesso Group Holdings Ltd	1,970,421
4,404,000	China Machinery Engineering Corp – Class H	2,830,388
4,151,000	China Mengniu Dairy Co Ltd	6,924,959
8,453,000	China Mobile Ltd	96,358,896
194,600	China Mobile Ltd Sponsored ADR	10,985,170
41,486,000	China National Building Material Co Ltd – Class H	18,806,111
41,358,000	China Petroleum & Chemical Corp – Class H	28,012,455
12,754,000	China Power International Development Ltd	5,370,230
11,658,000	China Railway Construction Corp Ltd – Class H	14,573,761
8,471,000	China Railway Group Ltd – Class H	6,496,501
1,654,395	China Resources Beer Holdings Co Ltd	3,582,902
8,592,000	China Resources Cement Holdings Ltd	2,802,176
856,000	China Resources Land Ltd	2,041,630
8,528,963	China Resources Power Holdings Co Ltd	13,438,185
4,824,000	China Shanshui Cement Group Ltd * (a)	—
324,000	China Shineway Pharmaceutical Group Ltd	343,705
8,634,000	China Southern Airlines Co Ltd – Class H	5,066,128
62,386,000	China Telecom Corp Ltd – Class H	28,973,188
9,760,000	China Travel International Investment Hong Kong Ltd	2,888,284
5,174,500	China ZhengTong Auto Services Holdings Ltd	1,880,071
3,272,000	CIFI Holdings Group Co Ltd	773,419
383,810	CKH Food & Health Ltd *	895,985
29,111,000	CNOOC Ltd	34,622,514
14,279,000	Country Garden Holdings Co Ltd	5,688,282
694,000	Dah Chong Hong Holdings Ltd	307,701

Shares	Description	Value ($)
	China — continued
20,754,000	Datang International Power Generation Co Ltd – Class H	5,527,555
3,842,000	Digital China Holdings Ltd	3,164,431
6,262,000	Dongfeng Motor Group Co Ltd – Class H	6,959,913
2,704,000	Far East Horizon Ltd	2,028,723
7,644,500	Fosun International Ltd	10,908,433
41,693,000	GOME Electrical Appliances Holding Ltd	4,996,555
5,677,000	Greentown China Holdings Ltd *	3,996,014
9,328,000	Guangdong Investment Ltd	13,152,556
7,825,600	Guangzhou R&F Properties Co Ltd – Class H	10,402,353
1,427,000	Haitian International Holdings Ltd	2,280,532
1,204,000	Hopewell Highway Infrastructure Ltd	598,233
630,000	Hopson Development Holdings Ltd *	555,332
13,491,000	Huabao International Holdings Ltd *	5,222,905
12,682,000	Huadian Power International Corp Ltd – Class H *	6,699,120
19,008,000	Huaneng Power International Inc – Class H	12,945,657
1,036,500	JD.com Inc ADR *	25,508,265
6,952,000	Jiangsu Expressway Co Ltd – Class H	9,546,630
1,482,000	Ju Teng International Holdings Ltd	644,969
1,864,500	Kingboard Chemical Holdings Ltd	3,831,708
315,500	Kingboard Laminates Holdings Ltd	165,991
8,492,000	KWG Property Holding Ltd	5,303,326
9,900,000	Lee & Man Paper Manufacturing Ltd	6,589,593
5,199,000	Longfor Properties Co Ltd	6,959,941
464,000	Minth Group Ltd	1,361,647
25,849,000	People’s Insurance Co Group of China Ltd (The) – Class H	10,322,040
14,586,000	PICC Property & Casualty Co Ltd – Class H	26,614,564
12,121,000	Poly Property Group Co Ltd	3,146,971
3,149,000	Pou Sheng International Holdings Ltd *	880,122
182,499	Qihoo 360 Technology Co Ltd ADR *	13,559,676
2,330,000	Shanghai Industrial Holdings Ltd	5,251,646
1,720,000	Shanghai Jin Jiang International Hotels Group Co Ltd – Class H	652,706
2,102,400	Shanghai Pharmaceuticals Holding Co Ltd – Class H	4,543,114
5,258,000	Shenzhen Expressway Co Ltd – Class H	4,533,134
5,857,000	Shenzhen International Holdings Ltd	8,893,506
913,000	Shenzhou International Group Holdings Ltd	4,591,036
6,086,500	Shimao Property Holdings Ltd	7,686,814
9,895,500	Shui On Land Ltd	2,468,456
10,985,000	Sino-Ocean Land Holdings Ltd	4,461,290
3,778,000	Sinofert Holdings Ltd	481,376
7,616,000	Sinopec Engineering Group Co Ltd – Class H	6,670,319
5,170,000	Sinopec Shanghai Petrochemical Co Ltd – Class H *	2,536,441
19,809,532	Skyworth Digital Holdings Ltd	11,969,903

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	China — continued
6,144,500	SOHO China Ltd	2,700,831
143,200	Sohu.com Inc *	5,981,464
1,682,000	Tianjin Development Holdings Ltd	783,678
1,650,000	Tianjin Port Development Holdings Ltd	237,787
2,452,000	Tianneng Power International Ltd	1,827,478
6,821,000	TravelSky Technology Ltd – Class H	12,908,746
1,224,000	Weichai Power Co Ltd – Class H	1,427,852
1,588,000	West China Cement Ltd	333,166
893,000	Xinhua Winshare Publishing and Media Co Ltd – Class H *	865,942
4,361,500	XTEP International Holdings Ltd	2,311,801
1,584,500	Yingde Gases Group Co Ltd	532,027
16,174,000	Yuexiu Property Co Ltd	2,060,546
4,109,000	Yuexiu Real Estate Investment Trust	2,241,619
9,524,000	Zhejiang Expressway Co Ltd – Class H	8,932,019

	Total China	813,144,632

	Czech Republic — 0.2%
1,048,021	CEZ AS	18,987,301
246,308	Komercni Banka AS	9,672,058
80,000	Telefonica Czech Republic AS	775,103

	Total Czech Republic	29,434,462

	Denmark — 0.3%
5,066	AP Moeller – Maersk A/S – Class B	6,514,446
79,363	Carlsberg A/S – Class B	7,655,412
76,200	Novo Nordisk A/S Sponsored ADR	4,270,248
436,839	Novo Nordisk A/S – Class B	24,447,064
82,742	TDC A/S	414,348

	Total Denmark	43,301,518

	Finland — 0.2%
79,782	Fortum Oyj	1,196,367
240,528	Neste Oyj	8,099,508
12,225	Orion Oyj – Class B	438,742
72,088	Sampo Oyj – A Shares	3,209,371
244,312	Sponda Oyj	1,034,397
310,561	UPM-Kymmene Oyj	5,975,514

	Total Finland	19,953,899

	France — 2.0%
5,926	Aubay	145,077
1,975,314	AXA SA	49,634,774
464,295	BNP Paribas SA *	25,729,784
78,212	Capgemini SA	7,459,470
73,844	Christian Dior SE	12,050,783
64,441	CNP Assurances	1,093,650
102,128	Compagnie Generale des Etablissements Michelin	10,385,546
81,642	Engie	1,258,593
3,103	Gecina SA (REIT)	437,646

Shares	Description	Value ($)
	France — continued
120,884	Legrand SA	6,647,325
82,459	M6-Metropole Television	1,513,981
15,093	Nexity SA *	813,218
505,238	Orange SA	8,791,242
67,639	Renault SA	6,348,938
162,917	Rexel SA	2,491,975
165,251	SCOR SE	5,528,942
20,233	Societe BIC SA	2,702,384
328,872	Societe Generale SA	13,570,622
1,677,310	TOTAL SA	81,348,470
103,100	TOTAL SA Sponsored ADR	5,002,412
1,153,741	Vivendi SA	22,854,152

	Total France	265,808,984

	Germany — 1.7%
181,451	ADVA Optical Networking SE *	1,823,669
341,321	Allianz SE (Registered)	55,746,488
28,656	Axel Springer SE	1,630,787
747,197	BASF SE	57,771,067
89,302	Bayerische Motoren Werke AG	7,546,192
12,181	Bechtle AG (Registered Shares)	1,352,720
819,770	Daimler AG (Registered)	56,040,574
923,900	Deutsche Lufthansa AG (Registered)	12,956,803
267,057	Deutsche Telekom AG (Registered)	4,747,100
203,655	Evonik Industries AG	6,005,379
53,287	Hannover Rueck SE	6,006,341
209,646	K+S AG (Registered)	5,173,911
182,887	ProSiebenSat.1 Media SE *	9,201,080
7,162	Rhoen-Klinikum AG	219,829
55,230	Software AG *	2,145,408
82,118	Stada Arzneimittel AG	4,375,941

	Total Germany	232,743,289

	Hong Kong — 0.6%
2,767,000	BOC Hong Kong Holdings Ltd	8,519,408
867,000	Champion (REIT)	456,505
1,030,000	CK Hutchison Holdings Ltd	11,928,649
807,600	Dah Sing Banking Group Ltd	1,422,580
142,800	Dah Sing Financial Holdings Ltd	953,026
213,100	Hang Seng Bank Ltd	3,777,755
1,227,900	Hongkong Land Holdings Ltd	7,416,285
697,000	Hysan Development Co Ltd	3,003,054
1,380,000	Kerry Properties Ltd	3,444,000
1,296,000	Link (REIT)	7,936,486
334,000	Luk Fook Holdings International Ltd	754,709
774,800	Man Wah Holdings Ltd	1,075,596
829,000	Pacific Textiles Holdings Ltd	997,240
265,500	Power Assets Holdings Ltd	2,572,384
720,000	Sino Land Co Ltd	1,099,383
4,691,000	SJM Holdings Ltd	3,004,898
672,000	Sun Hung Kai Properties Ltd	7,885,513

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	Hong Kong — continued
430,500	Swire Pacific Ltd – Class A	4,638,446
191,900	Television Broadcasts Ltd	648,312
802,000	Wharf Holdings Ltd (The)	4,329,569
570,000	Wheelock & Co Ltd	2,566,573
1,860,000	Xinyi Glass Holdings Ltd	1,288,539

	Total Hong Kong	79,718,910

	Hungary — 0.2%
2,415,074	Magyar Telekom Telecommunications Plc	3,873,688
133,786	MOL Hungarian Oil & Gas Plc	7,358,458
544,525	OTP Bank Plc	13,171,288
182,802	Richter Gedeon Nyrt	3,665,504

	Total Hungary	28,068,938

	India — 0.8%
988,998	Allahabad Bank	779,183
278,709	Andhra Bank	208,085
824,985	Bank of India	1,059,825
1,389,752	Cairn India Ltd	2,985,951
1,679,755	Canara Bank	5,134,393
105,599	Dewan Housing Finance Corp Ltd	311,508
1,897,997	Firstsource Solutions Ltd *	1,123,433
672,752	Hexaware Technologies Ltd	2,166,974
2,356,540	IDBI Bank Ltd	2,369,316
1,298,367	IFCI Ltd	465,752
1,183,845	Indiabulls Housing Finance Ltd	12,632,101
1,982,589	Infosys Ltd Sponsored ADR	38,541,530
161,103	Karnataka Bank Ltd (The)	306,398
50,042	LIC Housing Finance Ltd	349,387
162,309	Mindtree Ltd	1,593,949
165,231	Mphasis Ltd	1,282,765
232,062	NIIT Technologies Ltd	1,672,177
16,268	Oracle Financial Services Software Ltd	840,327
696,679	Oriental Bank of Commerce	876,820
1,457,701	Power Finance Corp Ltd	3,550,825
281,358	Reliance Capital Ltd	1,712,432
2,565,498	Rural Electrification Corp Ltd	6,147,857
115,898	Sonata Software Ltd	247,990
2,393,886	Syndicate Bank	2,370,507
309,128	Tata Consultancy Services Ltd	11,798,492
1,715,577	Union Bank of India	3,012,086
610,820	Wipro Ltd	4,950,539
268,900	Wipro Ltd ADR	3,229,489
37,878	Zensar Technologies Ltd	536,245

	Total India	112,256,336

	Indonesia — 0.0%
5,916,900	Bank Tabungan Negara Persero Tbk PT	737,486
741,900	Indo Tambangraya Megah Tbk PT	475,546

	Total Indonesia	1,213,032

Shares	Description	Value ($)
	Ireland — 0.0%
169,757	Smurfit Kappa Group Plc	4,633,783

	Israel — 0.3%
803,520	Bank Hapoalim BM	4,145,020
878,124	Bank Leumi Le-Israel BM *	3,219,759
1,159,014	Bezeq The Israeli Telecommunication Corp Ltd	2,239,149
248,400	Check Point Software Technologies Ltd *	21,106,548
609,827	Israel Discount Bank Ltd – Class A *	1,011,966
63,270	Mizrahi Tefahot Bank Ltd	743,730
220,392	Teva Pharmaceutical Industries Ltd	11,446,701
37,500	Teva Pharmaceutical Industries Ltd Sponsored ADR	1,945,125

	Total Israel	45,857,998

	Italy — 0.7%
982,919	A2A SPA	1,401,140
111,682	Amplifon SPA	1,093,764
684,780	Banca Mediolanum SPA	5,741,583
33,753	De’Longhi SPA	905,807
4,825,514	Enel SPA	21,880,555
2,051,538	Eni SPA	31,287,991
1,089,802	Hera SPA	3,153,390
623,059	Iren SPA	1,144,051
972,900	Italcementi SPA *	11,346,116
5,263	La Doria SPA	68,740
274,138	Poste Italiane SPA *	2,100,869
181,870	Recordati SPA	5,372,743
687	Reply SPA	100,147
300,228	Saras SPA	525,429
264,732	Snam SPA	1,516,318
194,208	Societa Cattolica di Assicurazioni SCRL	1,331,785
4,151,016	Telecom Italia SPA-Di RISP	3,204,391

	Total Italy	92,174,819

	Japan — 4.2%
126,200	Aisin Seiki Co Ltd	5,168,495
45,700	AOKI Holdings Inc	485,338
46,200	Aoyama Trading Co Ltd	1,641,377
24,300	Asahi Breweries Ltd	823,542
298,000	Asahi Kasei Corp	1,984,261
38,900	Autobacs Seven Co Ltd	591,273
91,300	Bridgestone Corp	3,124,765
312,000	Calsonic Kansei Corp	2,408,755
312,422	Canon Inc	9,018,047
5,100	Cawachi Ltd	110,480
81,200	Central Japan Railway Co	14,287,408
23,200	Century Tokyo Leasing Corp	801,603
110,000	Chiba Bank Ltd (The)	573,079
56,000	Coca-Cola West Co Ltd	1,551,217
35,100	Concordia Financial Group Ltd *	163,653

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
214,200	Daicel Corp	2,656,432
134,400	Daihatsu Motor Co Ltd	1,824,179
205,800	Daiichi Sanyko Co Ltd	4,755,343
243,500	Daiwa House Industry Co Ltd	7,021,724
168,200	DCM Holdings Co Ltd	1,225,167
445,000	Denka Co Ltd	1,938,860
10,900	East Japan Railway Co	988,928
16,100	Exedy Corp	369,924
233,900	Fuji Heavy Industries Ltd	8,662,856
453,522	FUJIFILM Holdings Corp	18,280,350
40,000	Fujitsu General Ltd	740,062
118,600	Haseko Corp	1,293,893
23,900	Hitachi Capital Corp	531,847
19,100	Horiba Ltd	810,809
76,000	Idemitsu Kosan Co Ltd	1,510,689
594,792	Inpex Corp	4,847,731
101,137	IT Holdings Corp	2,435,205
3,439,100	ITOCHU Corp	42,835,469
460,700	Japan Airlines Co Ltd	15,724,648
28,700	Japan Tobacco Inc	1,131,801
149,000	Juroku Bank Ltd (The)	411,302
209,360	K’s Holdings Corp	3,303,468
252,000	Kaneka Corp	1,989,537
549,000	Kanematsu Corp	876,239
1,676,200	KDDI Corp	48,627,675
68,000	Keihin Corp	1,108,265
291,100	Konica Minolta Holdings Inc	2,493,079
74,100	Kuraray Co Ltd	977,741
2,276,700	Marubeni Corp	10,872,267
185,904	Medipal Holdings Corp	3,206,771
724,300	Mitsubishi Chemical Holdings Corp	3,660,456
182,869	Mitsubishi Corp	3,221,611
905,000	Mitsubishi Electric Corp	10,832,600
7,291,100	Mitsubishi UFJ Financial Group Inc	36,021,826
1,145,174	Mitsui & Co Ltd	13,717,392
8,160,000	Mizuho Financial Group Inc	12,759,088
95,700	NHK Spring Co Ltd	816,857
12,200	Nifco Inc	624,197
68,000	Nippon Corp	1,223,897
89,300	Nippon Paper Industries Co Ltd	1,553,690
1,205,400	Nippon Telegraph & Telephone Corp	52,754,511
3,316,564	Nissan Motor Co Ltd	33,310,522
65,000	Nomura Real Estate Holdings Inc	1,159,899
888,329	NTT DOCOMO, Inc	22,193,630
86,000	Onward Holdings Co Ltd	589,583
300,900	Orient Corp *	630,564
276,000	ORIX Corp	3,805,523
679,000	Osaka Gas Co Ltd	2,535,375
333,000	Otsuka Holdings Co Ltd	13,533,172
69,000	PanaHome Corp	545,112
285,600	Sekisui Chemical Co Ltd	3,700,859

Shares	Description	Value ($)
	Japan — continued
358,000	Sekisui House Ltd	6,365,473
27,400	Shimamura Co Ltd	3,541,156
3,801,300	Sojitz Corp	8,438,283
935,000	Sumitomo Chemical Co Ltd	4,250,589
938,100	Sumitomo Corp	9,562,738
150,600	Sumitomo Forestry Co Ltd	2,040,006
1,314,300	Sumitomo Mitsui Financial Group Inc	42,464,281
599,000	Sumitomo Mitsui Trust Holdings Inc	2,066,407
135,100	Sumitomo Rubber Industries Ltd	1,971,749
71,100	Suzuken Co Ltd	2,280,579
83,500	Toho Holdings Co Ltd	2,040,439
63,100	Tokai Rika Co Ltd	1,108,753
5,800	Token Corp	450,719
345,000	Toppan Printing Co Ltd	3,099,591
19,600	Topre Corp	436,350
537,000	Tosoh Corp	2,624,650
30,800	Toyoda Gosei Co Ltd	599,894
27,000	Toyota Boshoku Corp	535,060
229,600	Toyota Tsusho Corp	5,384,726
71,300	TS Tech Co Ltd	1,822,035
126,000	Tsubakimoto Chain Co	922,682
303,400	UNY Co Ltd	2,199,656
46,600	Valor Holdings Co Ltd	1,257,118
55,000	Wacoal Holdings Corp	577,574
3,000	Warabeya Nichiyo Co Ltd	57,392
614,467	Yamada Denki Co Ltd	2,883,293
97,000	Yamaguchi Financial Group Inc	941,962
81,800	Yokohama Rubber Co Ltd (The)	1,246,085

	Total Japan	566,545,158

	Malaysia — 0.0%
247,500	Ta Ann Holdings Bhd	240,978

	Mexico — 0.5%
1,074,100	Alpek SA de CV	1,609,106
578,700	Arca Continental SAB de CV	3,833,073
2,602,400	Bolsa Mexicana de Valores SAB de CV	4,086,177
266,500	Controladora Comercial Mexicana SAB de CV *	470,428
1,553,276	Gentera SAB de CV	2,820,122
920,030	Gruma SAB de CV – Class B	13,163,332
1,161,800	Grupo Aeroportuario del Pacifico SAB de CV – Class B	11,773,007
20,200	Grupo Aeroportuario del Sureste SAB de CV ADR *	3,179,278
291,405	Grupo Aeroportuario del Sureste SAB de CV – Class B *	4,601,726
250,391	Grupo Financiero Interacciones SA de CV	1,282,564
298,852	Grupo Herdez SAB de CV	628,250
538,700	Macquarie Mexico Real Estate Management SA de CV *	675,683

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	Mexico — continued
4,766,600	OHL Mexico SAB de CV *	5,955,425
3,234,800	Wal-Mart de Mexico SAB de CV	7,527,580

	Total Mexico	61,605,751

	Netherlands — 1.0%
71,700	AerCap Holdings NV *	2,802,753
74,440	Heineken Holding NV	6,109,014
62,502	Heineken NV	5,806,833
371,198	ING Groep NV CVA	4,593,346
862,204	Koninklijke Ahold NV	19,114,939
1,130,668	NN Group NV	37,740,981
1,480,035	PostNL NV *	6,519,750
110,519	Randstad Holdings NV	5,970,933
93,100	Unilever NV	4,167,156
486,766	Unilever NV CVA	21,855,663
358,995	Wolters Kluwer NV	14,315,228

	Total Netherlands	128,996,596

	New Zealand — 0.0%
77,354	Air New Zealand Ltd	117,607
126,446	Fletcher Building Ltd	764,840
436,388	Sky Network Television Ltd	1,327,306

	Total New Zealand	2,209,753

	Norway — 0.4%
72,668	Bakkafrost P/F	2,816,158
231,172	BW LPG Ltd	1,157,713
936,781	Orkla ASA	8,476,625
7,631	Salmar ASA	228,686
935,617	Statoil ASA	14,790,504
94,800	Statoil ASA Sponsored ADR	1,494,048
393,948	Storebrand ASA *	1,711,327
456,851	Telenor ASA	7,592,645
239,671	Yara International ASA	8,619,007

	Total Norway	46,886,713

	Poland — 0.3%
197,968	Asseco Poland SA	2,772,143
453,330	Bank Millennium SA *	524,379
774,313	Enea SA	1,968,126
759,419	KGHM Polska Miedz SA *	11,605,174
11,084	mBank SA *	856,898
1,194,748	Orange Polska SA	1,739,383
2,979,378	PGE Polska Grupa Energetyczna SA	9,527,103
124,704	Polski Koncern Naftowy ORLEN SA	2,186,669
3,017,507	Polskie Gornictwo Naftowe i Gazownictwo SA	4,046,961
8,270,915	Tauron Polska Energia SA	5,411,413

	Total Poland	40,638,249

Shares	Description	Value ($)
	Portugal — 0.0%
333,206	CTT – Correios de Portugal SA	2,998,051
417,704	EDP – Energias de Portugal SA	1,392,475
34,178	Redes Energeticas Nacionais SA	100,795

	Total Portugal	4,491,321

	Russia — 1.1%
3,223,600	Aeroflot – Russian Airlines PJSC *	3,979,842
1,031,600	Alrosa PAO	1,092,647
17,553,457	Gazprom PAO Sponsored ADR	76,479,710
868,750	Lukoil PJSC Sponsored ADR	33,123,153
7,306,600	Magnitogorsk Iron & Steel Works OJSC	2,826,375
2,054,010	Moscow Exchange MICEX-RTS PJSC	3,368,352
1,157,570	Novolipetsk Steel PJSC	1,492,408
2,038,649	Rosneft OJSC GDR (Registered)	9,836,381
579,477,311	RusHydro JSC	5,463,363
513,619	Tatneft PAO Sponsored ADR	14,155,650

	Total Russia	151,817,881

	Singapore — 0.2%
799,700	Ascendas Real Estate Investment Trust	1,329,495
1,501,300	CapitaLand Commercial Trust (REIT)	1,514,882
1,937,000	CapitaLand Mall Trust (REIT)	2,856,409
678,600	DBS Group Holdings Ltd	7,636,082
94,000	Fortune Real Estate Investment Trust	104,342
726,300	SATS Ltd	2,194,346
93,800	Sino Grandness Food Industry Group Ltd	46,010
230,500	UOL Group Ltd	950,410
4,013,100	Yangzijiang Shipbuilding Holdings Ltd	2,667,352

	Total Singapore	19,299,328

	South Africa — 1.4%
116,172	AECI Ltd	647,589
2,691,606	African Bank Investments Ltd * (a)	171
245,708	African Rainbow Minerals Ltd	1,312,074
1,287,131	AVI Ltd	6,875,416
1,176,967	Barclays Africa Group Ltd	10,928,015
1,277,610	Barloworld Ltd	5,850,708
275,154	BID Corp Ltd *	5,297,803
275,154	Bidvest Group Ltd (The)	2,194,968
20,762	Capitec Bank Holdings Ltd	785,252
741,009	Clicks Group Ltd	5,079,840
114,401	DataTec Ltd	323,769
3,261	Distell Group Ltd	31,626
106,257	EOH Holdings Ltd	933,103
6,880,183	FirstRand Ltd	18,590,223
537,376	Hyprop Investments Ltd (REIT)	4,032,222
806,322	Imperial Holdings Ltd	7,178,783
89,871	JSE Ltd	965,869
263,092	Kumba Iron Ore Ltd *	1,354,510
325,555	Lewis Group Ltd	963,691

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	South Africa — continued
600,047	Liberty Holdings Ltd	4,554,360
62,567	Massmart Holdings Ltd	475,817
3,708,088	MMI Holdings Ltd	5,302,688
284,758	Mondi Ltd	5,514,400
1,070,785	Nedbank Group Ltd	12,055,108
117,322	Omnia Holdings Ltd	1,006,356
169,307	Pioneer Foods Group Ltd	1,758,939
128,580	Rand Merchant Investment Holdings Ltd	334,423
10,615,272	Redefine Properties Ltd (REIT)	7,389,163
196,501	Resilient REIT Ltd	1,627,092
2,077,732	RMB Holdings Ltd	6,988,080
1,828,684	SA Corporate Real Estate Fund Nominees Pty Ltd (REIT)	564,752
6,876	Sanlam Ltd	27,239
70,539	Santam Ltd	1,025,326
268,569	Sasol Ltd	8,123,850
2,613,062	Sibanye Gold Ltd	7,591,729
117,700	Sibanye Gold Ltd Sponsored ADR	1,378,267
440,659	SPAR Group Ltd (The)	5,673,884
1,419,559	Standard Bank Group Ltd	11,197,765
392,442	Super Group Ltd *	1,036,961
1,318,843	Telkom SA SOC Ltd	4,863,456
1,551,152	Truworths International Ltd	9,283,643
448,023	Tsogo Sun Holdings Ltd	768,100
1,128,219	Vodacom Group Ltd	11,800,555
27,890	Vukile Property Fund Ltd (REIT)	30,579
167,568	Wilson Bayly Holmes-Ovcon Ltd	1,236,276

	Total South Africa	184,954,440

	South Korea — 3.2%
688,774	BNK Financial Group Inc	5,049,442
24,013	CJ E&M Corp	1,516,723
58,259	Conway Co Ltd	5,022,392
15,350	Crown Confectionery Co Ltd	605,400
628	Dae Han Flour Mills Co Ltd	100,278
78,956	Daelim Industrial Co Ltd	5,377,704
75,037	Daishin Securities Co Ltd	663,032
373,850	Daou Technology Inc	7,740,888
298,771	DGB Financial Group Inc	2,322,392
122,678	Dongbu Insurance Co Ltd	7,516,032
44,503	E-MART Inc	6,792,589
60,220	GS Holdings	2,645,017
7,405	GS Home Shopping Inc	1,146,359
238,008	Hana Financial Group Inc	5,152,841
162,897	Hankook Tire Co Ltd	6,996,126
31,324	Hansol Paper Co Ltd	641,883
166,423	Hanwha Corp	5,366,932
93,157	Hanwha General Insurance Co Ltd	652,764
1,072,442	Hanwha Life Insurance Co Ltd	5,750,057
58,900	Harim Holdings Co Ltd *	241,540
58,310	Hyundai Department Store Co Ltd	6,481,553

Shares	Description	Value ($)
	South Korea — continued
9,211	Hyundai Home Shopping Network Corp	1,038,400
190,514	Hyundai Marine & Fire Insurance Co Ltd	5,050,841
178,942	Hyundai Mobis Co Ltd	38,267,811
422,718	Hyundai Motor Co	49,441,124
58,262	Hyundai Steel Co	2,388,453
793,434	Industrial Bank of Korea	7,578,100
462,738	JB Financial Group Co Ltd	2,148,870
3,630	Kangnam Jevisco Co Ltd	114,708
677,620	KB Financial Group Inc	19,333,203
1,252,558	Kia Motors Corp	49,000,665
19,535	Kolon Industries Inc	1,133,845
7,201	Korea Electric Terminal Co Ltd	561,539
7,662	Korea Petrochemical Ind Co Ltd	1,451,063
232,536	Korean Reinsurance Co	2,495,789
199,081	KT&G Corp	21,312,779
6,150	Kukdo Chemical Co Ltd	299,308
12,141	Kyobo Securities Co Ltd	100,861
43,392	LF Corp	873,545
439,794	LG Display Co Ltd	9,545,335
144,456	LG International Corp	4,644,944
1,420	Lotte Chilsung Beverage Co Ltd	2,312,755
44,341	LOTTE Himart Co Ltd	1,925,345
2,612	Lotte Samkang Co Ltd	1,999,860
55,785	Lotte Shopping Co Ltd	10,679,265
180,277	Meritz Fire & Marine Insurance Co Ltd	2,397,662
32,408	NCSoft Corp	6,535,430
1,809	NS Shopping Co Ltd *	270,537
55,661	Poongsan Corp	1,392,633
24,042	Samjin Pharmaceutical Co Ltd	650,531
55,094	Samsung Electronics Co Ltd	59,633,008
6,005	Samsung Electronics Co Ltd GDR (Registered)	3,283,507
138,624	Samsung Card Co Ltd	4,459,326
74,985	Seah Besteel Corp	1,603,612
115,032	Seoul Securities Co Ltd *	242,938
30,648	Shinsegae Co Ltd	5,334,711
109,060	SK Innovation Co Ltd	14,937,320
72,400	SKC Co Ltd	1,683,386
48,864	Soulbrain Co Ltd	2,008,653
122,203	Tongyang Life Insurance Co Ltd	1,097,871
4,408	Unid Co Ltd	184,287
1,172,769	Woori Bank	9,780,962

	Total South Korea	426,976,726

	Spain — 0.7%
1,334,531	Abengoa Yield Plc	23,994,867
167,348	Amadeus IT Holding SA – A Shares	7,747,979
20,064	Ebro Foods SA	470,134
1,132,827	Endesa SA	23,292,074
1,313,049	Iberdrola SA	8,906,137

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	Spain — continued
1,346,664	International Consolidated Airlines Group SA	10,529,168
19,970	Red Electrica Corp SA	1,778,032
901,031	Repsol SA	11,570,926
17,349	Viscofan SA	969,056

	Total Spain	89,258,373

	Sweden — 0.3%
103,731	Axfood AB	1,910,568
583,155	Ericsson LM – B Shares	4,501,543
108,238	Fastighets AB Balder – B Shares *	2,796,803
87,189	Industrivarden AB – C Shares	1,474,707
40,108	Intrum Justitia AB	1,404,551
1,108,900	Meda AB – A Shares	19,679,839
11,034	NCC AB – Class B	406,275
587,710	Sandvik AB	5,745,998
54,403	Skanska AB – B Shares	1,194,813
65,398	Svenska Cellulosa AB SCA – Class B	2,095,672
7,563	Tethys Oil AB	54,988
240,891	Volvo AB – B Shares	2,682,978
56,021	Wihlborgs Fastigheter AB	1,138,685

	Total Sweden	45,087,420

	Switzerland — 0.9%
173,442	Adecco Group AG (Registered)	10,516,091
3,766	Ascom Holding AG (Registered)	61,586
11,535	Cembra Money Bank AG *	777,892
1,154	dorma & kaba Holding AG – Class B (Registered)	758,500
221	Emmi AG (Registered) *	131,119
6,678	EMS-Chemie Holding AG (Registered)	3,309,957
1,935	Fischer (George) AG (Registered)	1,545,293
8,750	Flughafen Zuerich AG (Registered)	1,534,642
673	Forbo Holdings AG (Registered) *	832,251
727	Givaudan SA (Registered)	1,393,653
2,818	Helvetia Holding AG (Registered)	1,518,628
448	Komax Holding AG (Registered)	96,260
36,312	Kuehne & Nagel International AG (Registered)	5,108,495
63,777	Logitech International (Registered)	982,337
24,894	Roche Holding AG	6,538,557
413	Sika AG	1,787,086
11,488	Swatch Group AG (The)	3,379,519
20,309	Swiss Life Holding AG (Registered) *	5,262,735
472,329	Swiss Re AG	42,443,723
211,130	Syngenta AG ADR	16,656,046
103,679	UBS Group AG (Registered)	1,601,755
3,520	Vontobel Holding AG (Registered)	156,605
33,864	Zurich Insurance Group AG *	8,195,829

	Total Switzerland	114,588,559

Shares	Description	Value ($)
	Taiwan — 2.9%
13,280,000	Advanced Semiconductor Engineering Inc	15,245,063
2,412,000	Asustek Computer Inc	20,691,187
11,666,000	AU Optronics Corp	3,249,485
1,140,000	BES Engineering Corp	196,627
4,446,000	Chang Hwa Commercial Bank Ltd	2,254,563
3,219,000	China Life Insurance Co Ltd	2,454,067
1,181,470	Chunghwa Telecom Co Ltd	3,985,956
130,240	Chunghwa Telecom Co Ltd Sponsored ADR	4,416,438
12,030,000	Compal Electronics Inc	7,069,406
5,827,000	CTBC Financial Holding Co Ltd	3,050,571
9,271,079	E.Sun Financial Holding Co Ltd	5,182,391
3,658,980	Far Eastern New Century Corp	2,576,686
3,740,000	First Financial Holding Co Ltd	1,890,654
4,127,507	Foxconn Technology Co Ltd	9,419,505
14,896,000	Fubon Financial Holding Co Ltd	17,549,303
307,000	Grape King Bio Ltd	1,936,907
30,412,876	Hon Hai Precision Industry Co Ltd	74,530,674
4,846,000	Hua Nan Financial Holdings Co Ltd – Class C	2,413,072
20,874,000	Innolux Corp	6,176,600
10,103,000	Inventec Corp	6,701,431
43,000	Kinik Co	65,566
6,854,676	Lite-On Technology Corp	8,812,344
5,641,000	Mega Financial Holding Co Ltd	4,130,348
2,752,000	Mercuries Life Insurance Co Ltd	1,281,703
1,413,000	Novatek Microelectronics Corp	4,688,525
12,106,000	Pegatron Corp	25,143,480
587,000	Phison Electronics Corp	4,814,248
9,578,000	Pou Chen Corp	12,824,109
3,668,808	Powertech Technology Inc	7,900,297
1,916,020	Radiant Opto-Electronics Corp	2,948,752
166,330	Realtek Semiconductor Corp	449,760
21,009,000	Shin Kong Financial Holding Co Ltd	4,376,137
5,104,000	Siliconware Precision Industries Co Ltd	8,280,002
1,672,000	SinoPac Financial Holdings Co Ltd	490,442
12,587,000	Taishin Financial Holding Co Ltd	4,739,790
5,280,000	Taiwan Business Bank *	1,336,783
4,711,000	Taiwan Cement Corp	4,333,301
495,000	Taiwan Cooperative Financial Holding Co Ltd	216,886
381,000	Taiwan Semiconductor Co Ltd	467,403
3,001,600	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	74,199,552
1,608,000	Teco Electric and Machinery Co Ltd	1,287,068
46,000	Topco Scientific Co Ltd	90,189
160,000	Transcend Information Inc	456,502
1,639,000	Uni-President Enterprises Corp	3,119,365
966,000	United Integrated Services Co Ltd	1,438,706
33,347,000	United Microelectronics Corp	12,444,767
6,054,742	Wistron Corp	3,880,765

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	Taiwan — continued
2,811,000	WPG Holdings Ltd	3,084,973
1,516,000	Yuanta Financial Holding Co Ltd	510,480

	Total Taiwan	388,802,829

	Thailand — 0.1%
779,000	Bangkok Bank Pcl NVDR	3,559,720
7,603,700	Krung Thai Bank Pcl (Foreign Registered)	3,633,677
545,400	PTT Pcl (Foreign Registered)	4,575,122
307,200	Ratchaburi Electricity Generating Holding Pcl (Foreign Registered)	442,586
78,850	Siam Cement Pcl (The) (Foreign Registered)	1,066,739
4,982,000	Thanachart Capital Pcl (Foreign Registered)	4,740,342

	Total Thailand	18,018,186

	Turkey — 0.8%
133,721	Aksa Akrilik Kimya Sanayii	382,319
7,863,299	Eregli Demir ve Celik Fabrikalari TAS	10,965,700
1,418,151	KOC Holding AS	6,293,946
831,547	Soda Sanayii AS	1,288,711
246,033	Tat Gida Sanayi AS	444,772
504,308	TAV Havalimanlari Holding AS	2,585,061
2,797,384	Turk Hava Yollari *	5,890,221
2,965,427	Turk Telekomunikasyon AS	6,054,030
1,793,170	Turkcell Iletisim Hizmetleri AS *	6,553,231
5,191,367	Turkiye Halk Bankasi AS	15,622,811
19,499,804	Turkiye Is Bankasi – Class C	29,760,204
837,093	Turkiye Sinai Kalkinma Bankasi AS	439,341
3,693,573	Turkiye Sise ve Cam Fabrikalari AS	4,402,186
13,332,076	Turkiye Vakiflar Bankasi TAO – Class D	20,121,910

	Total Turkey	110,804,443

	United Arab Emirates — 0.0%
1,409,750	Dubai Islamic Bank PJSC	1,953,201

	United Kingdom — 2.9%
1,065,184	AstraZeneca Plc	62,165,942
198,500	AstraZeneca Plc Sponsored ADR	5,895,450
713,545	Balfour Beatty Plc *	2,564,272
119,874	Beazley Plc	631,665
94,669	Bellway Plc	3,743,438
232,267	Berkeley Group Holdings Plc	10,999,080
181,920	Bovis Homes Group Plc	2,659,036
411,233	British American Tobacco Plc	25,016,225
8,800	British American Tobacco Plc Sponsered ADR	1,070,520
768,161	Carillion Plc	3,087,536
5,922,719	Centrica Plc	17,462,019
83,699	Cobham Plc	197,600
217,708	Crest Nicholson Holdings Plc	1,851,941

Shares	Description	Value ($)
	United Kingdom — continued
1,747,306	Debenhams Plc	1,873,047
454,615	Direct Line Insurance Group Plc	2,464,624
398,675	DS Smith Plc	2,245,175
67,130	Galliford Try Plc	1,347,908
95,491	GlaxoSmithKline Plc	1,995,650
44,000	GlaxoSmithKline Plc Sponsored ADR	1,864,280
1,158,034	Henderson Group Plc	4,491,594
1,870,150	Home Retail Group Plc	4,471,885
437,600	HSBC Holdings Plc	2,841,763
305,225	HSBC Holdings Plc	1,972,809
54,926	IG Group Holdings Plc	635,573
221,199	Imperial Brands Plc	12,029,812
588,326	Inchcape Plc	5,795,873
163,254	Indivior Plc	406,265
174,580	Intermediate Capital Group Plc	1,688,904
1,653,210	J Sainsbury Plc	6,427,375
301,543	Jupiter Fund Management Plc	1,930,158
2,880,372	Kingfisher Plc	15,288,832
420,826	Ladbrokes Plc	824,957
555	Land Securities Group Plc (REIT)	9,354
891,313	Legal & General Group Plc	3,084,781
580,330	Man Group Plc	1,107,518
611,199	Marks & Spencer Group Plc	3,360,891
94,864	Micro Focus International Plc	2,236,282
219,553	Mondi Plc	4,268,634
21,300	National Grid Plc Sponsored ADR	1,572,153
45,660	National Express Group Plc	223,744
137,528	Old Mutual Plc	353,499
504,175	Persimmon Plc	15,338,070
365,981	Playtech Plc	4,503,575
284,121	Reckitt Benckiser Group Plc	28,286,889
2,174,713	Rexam Plc	19,783,674
1,387,661	Royal Mail Plc	10,863,048
648,077	SABMiller Plc	40,322,361
1,010,161	Sage Group Plc (The)	8,957,834
19,774	Savills Plc	222,375
79,730	Spectris Plc	1,934,676
318,759	Tate & Lyle Plc	2,903,298
8,266,583	TIG Finco Plc *	6,345,639
100,702	WH Smith Plc	2,551,723
2,075,484	Wm Morrison Supermarkets Plc	5,950,592
825,983	WPP Plc	19,048,699

	Total United Kingdom	391,170,517

	United States — 19.2%
124,306	3M Co.	20,923,186
41,617	Accenture Plc – Class A	4,951,174
57,900	ACCO Brands Corp. *	575,526
176,900	Activision Blizzard, Inc.	6,945,094
89,500	Aetna, Inc.	10,134,085

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	United States — continued
77,300	Aflac, Inc.	5,369,258
76,300	AGCO Corp.	3,962,259
92,500	Alaska Air Group, Inc.	6,142,000
666,549	Alere, Inc. *	28,628,280
397	Alliance Data Systems Corp. *	88,209
163,721	Alphabet, Inc. – Class C *	120,452,814
24,800	Altria Group, Inc.	1,578,272
262,344	Amazon.com, Inc. *	189,619,620
107,200	Amdocs Ltd.	6,216,528
102,200	Ameren Corp.	5,064,010
23,900	American Capital Ltd. *	383,834
74,400	American Electric Power Co., Inc.	4,815,912
1,654,893	American International Group, Inc.	95,785,207
19,900	American Water Works Co., Inc.	1,474,590
124,800	Anthem, Inc.	16,493,568
402,600	Apple, Inc.	40,203,636
14,400	AptarGroup, Inc.	1,112,544
22,800	Ares Capital Corp.	338,352
7,100	Argan, Inc.	246,370
111,100	ARMOUR Residential REIT, Inc.	2,155,340
105,900	Arrow Electronics, Inc. *	6,843,258
102,900	Assured Guaranty Ltd.	2,766,981
212,700	AT&T, Inc.	8,327,205
21,600	Atlas Air Worldwide Holdings, Inc. *	946,944
34,200	Atmos Energy Corp.	2,493,180
51,100	AutoNation, Inc. *	2,577,484
89,200	Avery Dennison Corp.	6,634,696
172,400	Avnet, Inc.	7,073,572
591,500	Baxalta, Inc.	26,753,545
284,400	Bed Bath & Beyond, Inc. *	12,726,900
20,200	Best Buy Co., Inc.	649,834
75,800	BGC Partners, Inc. – Class A	704,182
29,100	BlackRock Capital Investment Corp.	224,652
65,387	Booz Allen Hamilton Holding Corp.	1,913,877
25,100	Broadridge Financial Solutions, Inc.	1,611,169
72,900	Brocade Communications Systems, Inc.	660,474
42,900	CA, Inc.	1,386,528
7,600	CACI International, Inc. – Class A *	765,852
25,000	Cadence Design Systems, Inc. *	618,000
174,702	Capital One Financial Corp.	12,795,174
33,100	Cash America International, Inc.	1,200,537
5,200	Central Garden & Pet Co. – Class A *	94,796
3,528,200	Charles Schwab Corp. (The)	107,892,356
547,471	Charter Communications, Inc. – Class A *	119,863,301
25,600	Cheesecake Factory, Inc. (The)	1,276,672
12,600	Chemed Corp.	1,643,166
26,200	Chemical Financial Corp.	1,032,280
80,700	Chemours Co. (The)	702,897
204,257	Chipotle Mexican Grill, Inc. *	90,273,424
73,600	Cintas Corp.	6,977,280
620,989	Cisco Systems, Inc.	18,039,730

Shares	Description	Value ($)
	United States — continued
221,100	Citigroup, Inc.	10,296,627
21,800	Citrix Systems, Inc. *	1,851,256
68,800	Coach, Inc.	2,712,096
942,020	Columbia Pipeline Group, Inc.	24,059,191
9,400	Columbia Sportswear Co.	499,798
41,000	Comcast Corp. – Class A	2,595,300
75,200	Consolidated Edison, Inc.	5,509,152
78,800	Convergys Corp.	2,221,372
7,100	Cooper Tire & Rubber Co.	228,123
2,700	Cooper-Standard Holding, Inc. *	232,065
242,402	Covisint Corp. *	487,228
3,600	CSS Industries, Inc.	96,264
89,300	CVS Health Corp.	8,612,985
5,702	Danaher Corp.	560,849
8,400	Darden Restaurants, Inc.	569,772
342,900	Delta Air Lines, Inc.	14,902,434
30,300	Deluxe Corp.	1,973,439
10,400	Dillard’s, Inc. – Class A	614,744
9,400	Discover Financial Services	534,014
17,300	Douglas Dynamics, Inc.	375,756
28,700	Dover Corp.	1,915,725
84,500	Dow Chemical Co. (The)	4,339,920
228,300	Dr Pepper Snapple Group, Inc.	20,866,620
16,500	Drew Industries, Inc.	1,276,440
50,400	DTE Energy Co.	4,570,272
3,662,800	EMC Corp.	102,375,260
282,157	Emerson Electric Co.	14,677,807
1,500	Endurance Specialty Holdings Ltd.	101,880
15,200	Ennis, Inc.	277,552
442,816	EnPro Industries, Inc.	22,393,205
5,200	ePlus, Inc. *	455,156
28,300	Equifax, Inc.	3,558,159
662	Equinix, Inc. (REIT)	239,644
46,200	Essent Group Ltd. *	1,009,932
5,700	Euronet Worldwide, Inc. *	454,917
27,800	Everest Re Group Ltd.	4,979,258
71,700	Expeditors International of Washington, Inc.	3,481,035
127,200	Express, Inc. *	1,849,488
24,700	F5 Networks, Inc. *	2,721,940
10,300	Fabrinet *	365,650
47,900	First American Financial Corp.	1,831,696
4,000	First Defiance Financial Corp.	161,480
202,766	FirstMerit Corp.	4,598,733
87,100	Fiserv, Inc. *	9,174,243
271,000	Foot Locker, Inc.	15,154,320
143,100	Franklin Resources, Inc.	5,344,785
167	Gaming and Leisure Properties, Inc. (REIT)	5,496
60,500	Gannett Co., Inc.	945,010
43,100	General Dynamics Corp.	6,114,597
23,200	Gentex Corp.	384,656

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	United States — continued
11,300	Genuine Parts Co.	1,095,196
157,400	Gilead Sciences, Inc.	13,703,244
95,600	Goodyear Tire & Rubber Co. (The)	2,673,932
14,600	Group 1 Automotive, Inc.	907,828
111,500	Guess?, Inc.	1,758,355
136,400	Hartford Financial Services Group, Inc. (The)	6,161,188
41,200	Hasbro, Inc.	3,596,348
47,300	Helen of Troy Ltd. *	4,863,859
5,000	Henry Schein, Inc. *	868,650
287,300	Home Depot, Inc. (The)	37,958,076
4,500	Hooker Furniture Corp.	108,855
128,600	Hormel Foods Corp.	4,425,126
77,800	HP, Inc.	1,040,964
88,695	Humana, Inc.	15,300,774
23,900	IDACORP, Inc.	1,749,719
10,336	Illinois Tool Works, Inc.	1,095,926
1,381,047	Ingram Micro Inc – Class A	47,825,658
76,800	Ingredion, Inc.	9,017,088
931,100	Intel Corp.	29,413,449
31,228	International Game Technology Plc	592,083
138,500	International Business Machines Corp.	21,292,990
143,900	Interpublic Group of Cos , Inc. (The)	3,439,210
212,090	Interval Leisure Group, Inc.	3,045,612
110,557	Iron Mountain, Inc. (REIT) *	4,040,800
1,343,800	ITC Holdings Corp.	59,825,976
79,300	Jabil Circuit, Inc.	1,513,044
64,200	Janus Capital Group, Inc.	974,556
275,900	JetBlue Airways Corp. *	4,946,887
393,740	Johnson & Johnson	44,370,561
22,700	Jones Lang LaSalle, Inc.	2,675,422
180,900	JPMorgan Chase & Co.	11,807,343
70,200	KAR Auction Services, Inc.	2,881,008
5,200	Kelly Services, Inc. – Class A	103,064
68,500	Korn/Ferry International	1,976,225
85,900	Lear Corp.	10,201,484
113,926	Liberty Braves Group Series C *	1,708,890
267,316	Liberty Global Plc – Series C *	9,658,127
1,070,000	Liberty SiriusXM Group Series C *	33,651,500
124,000	Lincoln National Corp.	5,685,400
169,600	LyondellBasell Industries NV – Class A	13,798,656
113,700	Macy’s, Inc.	3,775,977
8,700	ManpowerGroup, Inc.	693,825
181,400	Marathon Oil Corp.	2,370,898
39,400	Marathon Petroleum Corp.	1,372,302
9,900	Marriott Vacations Worldwide Corp.	599,940
77,600	MBIA, Inc. *	558,720
2,403,068	Media General, Inc. *	42,870,733
15,500	Meredith Corp.	767,250
226,120	Microsoft Corp	11,984,360
141,278	Monsanto Co.	15,889,537

Shares	Description	Value ($)
	United States — continued
4,500	Movado Group, Inc.	92,340
6,800	Murphy Oil Corp.	210,188
33,220	Murphy USA, Inc. *	2,258,628
95,900	Nasdaq, Inc.	6,330,359
4,600	Navigators Group, Inc. (The) *	418,968
33,000	Net 1 UEPS Technologies, Inc. *	362,670
4,900	New Jersey Resources Corp.	172,235
98,775	News Corp. – Class A	1,181,349
217,404	NIKE, Inc. – Class B	12,005,049
17,600	Northrop Grumman Corp.	3,742,992
54,300	Northwest Bancshares, Inc.	804,183
230	NVR, Inc. *	398,590
3,675,478	Office Depot, Inc. *	13,158,211
5,200	Oil States International, Inc. *	170,872
39,500	Old Republic International Corp.	756,820
29,000	Omega Protein Corp. *	572,460
100,600	Omnicom Group, Inc.	8,382,998
128,000	Paychex, Inc.	6,940,160
14,900	PBF Energy, Inc. – Class A	392,913
312,000	PDL BioPharma, Inc.	1,120,080
1,172,200	Pfizer, Inc.	40,675,340
1,218,936	Philip Morris International, Inc.	120,284,604
25,100	Phillips 66	2,017,036
832,779	Pinnacle Entertainment, Inc. *	9,377,092
31,900	Pinnacle West Capital Corp.	2,347,521
698,179	PJT Partners, Inc. – Class A	18,124,727
25,700	PNC Financial Services Group, Inc. (The)	2,306,318
22,200	PPL Corp.	855,588
24,600	PRA Group, Inc. *	676,746
125,000	Progressive Corp. (The)	4,162,500
89,500	Public Service Enterprise Group, Inc.	4,005,125
248,778	QUALCOMM Inc	13,662,888
45,700	Rent-A-Center, Inc.	601,869
112	Reynolds American, Inc.	5,566
988,276	Rite Aid Corp. *	7,609,725
34,100	Sanmina Corp. *	913,539
47,200	SCANA Corp.	3,299,752
9,500	Selective Insurance Group, Inc.	352,925
22,000	Six Flags Entertainment Corp.	1,269,180
44,500	SkyWest, Inc.	1,050,200
84,500	Smith & Wesson Holding Corp. *	2,059,265
52,700	Snap-on, Inc.	8,527,914
33,400	Southwest Airlines Co.	1,418,832
13,600	SPX FLOW, Inc. *	407,592
256,011	St Jude Medical, Inc.	20,061,022
24,500	Stanley Black & Decker, Inc.	2,772,910
624,700	Starwood Hotels & Resorts Worldwide, Inc.	45,871,721
49,600	Starz – Class A *	1,339,200
2,548	STERIS Plc	176,908
11,600	Superior Industries International, Inc.	314,824

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	United States — continued
88,800	T. Rowe Price Group, Inc.	6,842,928
163,900	Talen Energy Corp. *	1,884,850
25,200	Target Corp.	1,733,256
22,900	Tech Data Corp. *	1,730,553
5,900	Teradata Corp. *	167,206
143,600	Tesoro Corp.	11,212,288
42,500	Texas Roadhouse, Inc.	1,904,425
16,700	Thor Industries, Inc.	1,085,500
1,366,674	TopBuild Corp. *	49,391,598
281,925	Travelers Cos., Inc. (The)	32,178,920
4,500	Triple-S Management Corp – Class B *	103,410
32,000	TrueBlue, Inc. *	633,920
32,000	Tupperware Brands Corp.	1,810,560
865,100	Tyco International Plc	36,870,562
446,832	Ubiquiti Networks, Inc. *	17,810,724
147,100	United Parcel Service, Inc. – Class B	15,164,539
272,981	UnitedHealth Group, Inc.	36,489,370
24,900	Universal Corp.	1,362,030
557,100	Valero Energy Corp.	30,473,370
791,600	Verizon Communications, Inc.	40,292,440
16,359	VF Corp.	1,019,493
3,300	W.R. Berkley Corp.	188,199
12,800	Wabash National Corp. *	181,504
542,520	WABCO Holdings, Inc. *	58,537,908
29,500	Walker & Dunlop, Inc. *	708,885
102,200	Werner Enterprises, Inc.	2,543,758
10,000	WESCO International, Inc. *	583,300
221,051	Westar Energy, Inc.	12,451,803
14,448	Western Digital Corp.	672,410
49,600	Western Refining, Inc.	1,053,504
27,400	Western Union Co. (The)	532,930
32,300	Wyndham Worldwide Corp.	2,176,697
219,100	Xerox Corp.	2,184,427

	Total United States	2,586,321,331

	TOTAL COMMON STOCKS (COST $7,705,638,477)	7,544,349,294

	PREFERRED STOCKS — 1.4%

	Brazil — 0.9%
3,329,920	Banco Bradesco SA	21,010,122
826,300	Banco do Estado do Rio Grande do Sul SA – Class B	1,909,344
2,296,050	Bradespar SA	4,428,677
2,449,175	Centrais Eletricas Brasileiras SA – Class B *	8,472,074
7,536,627	Cia Energetica de Minas Gerais	11,742,088
1,466,200	Cia Energetica de Sao Paulo – Class B	4,913,572
994,339	Companhia Energetica de Minas Gerais Sponsored ADR	1,481,565
1,399,900	Gerdau SA	2,157,805

Shares	Description	Value ($)
	Brazil — continued
4,076,500	Itau Unibanco Holding SA	32,771,288
12,495,780	Itausa-Investimentos Itau SA	24,690,024
707,300	Metalurgica Gerdau SA	377,764
2,674,600	Vale SA	8,319,267

	Total Brazil	122,273,590

	Germany — 0.1%
28,714	Jungheinrich AG	2,737,154
256,581	Porsche Automobil Holding SE *	14,141,831

	Total Germany	16,878,985

	Russia — 0.2%
40,296,161	Surgutneftegas OAO	24,779,112

	South Korea — 0.2%
57,707	Hyundai Motor Co	4,794,150
98,148	Hyundai Motor Co 2nd Preference	8,639,178
15,465	Samsung Electronics Co Ltd	13,767,064

	Total South Korea	27,200,392

	TOTAL PREFERRED STOCKS (COST $210,472,944)	191,132,079

	RIGHTS/WARRANTS — 0.0%

	Brazil — 0.0%
9,274	Cia de Saneamento de Minas Gerais-COPASA, Expires 06/20/16 *	16,631
473,413	EDP-Energias do Brasil SA, Expires 06/03/16 *	45,853

	Total Brazil	62,484

	United Arab Emirates — 0.0%
310,607	Dubai Islamic Bank PJSC, Expires 06/20/16 *	157,286

	United States — 0.0%
53,545	Liberty Braves Group, Expires 06/16/16 *	117,264
2,279,800	Safeway Casa Ley CVR, Expires 01/30/17 *	569,950
2,279,800	Safeway PDC, LLC CVR, Expires 01/30/19 *	113,990

	Total United States	801,204

	TOTAL RIGHTS/WARRANTS (COST $2,425,023)	1,020,974

	DEBT OBLIGATIONS — 11.5%

	Canada — 0.9%
	Corporate Debt — 0.9%
68,982,800	Nortel Networks Ltd, 0.00%, due 07/15/11 (b)	60,704,864

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares / Par Value ($)		Description	Value ($)
		Corporate Debt — continued
	37,867,000	Nortel Networks Ltd, 10.13%, due 07/15/13 (b)	33,701,630
	30,740,000	Nortel Networks Ltd, 10.75%, due 07/15/16 (b)	27,358,600

		Total Corporate Debt	121,765,094

		Total Canada	121,765,094

		Denmark — 0.3%
		Bank Loans — 0.3%
	20,370,169	O.W. Bunker & Trading A/S, Revolver, 2.25% (b)	18,944,257
	10,789,445	O.W. Bunker & Trading A/S, Term Loan B, 1.75% (b)	10,034,184
	2,240,000	O.W. Bunker & Trading A/S, Ancillary Revolver, 0.00% (b)	2,083,200

		Total Bank Loans	31,061,641

		Total Denmark	31,061,641

		Puerto Rico — 0.1%
		Municipal Obligations — 0.1%
	1,410,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 5.25%, due 07/01/42	932,362
	3,012,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 6.00%, due 07/01/38	2,036,865
	6,647,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 6.00%, due 07/01/44	4,495,034
	12,751,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 6.00%, due 07/01/47	8,590,986

		Total Municipal Obligations	16,055,247

		Total Puerto Rico	16,055,247

		United Kingdom — 0.3%
		Corporate Debt — 0.3%
GBP	5,600,000	Co-Operative Bank Plc, 5.13%, due 09/20/17	7,807,075
GBP	29,952,343	TWRFIN, Reg S, 8.75%, due 04/02/20	34,922,081

		Total Corporate Debt	42,729,156

		Total United Kingdom	42,729,156

		United States — 9.9%
		Bank Loans — 0.4%
	55,943,647	Sears Roebuck Acceptance Corp., Term Loan, 4.50%, due 06/30/18	53,635,971

		Corporate Debt — 0.2%
	16,284,900	Ally Financial, Inc., 8.00%, due 11/01/31	19,134,758
	1,740,000	Williams Partners LP / ACMP Finance Corp., 4.88%, due 05/15/23	1,589,267

		Total Corporate Debt	20,724,025

Par Value ($) / Number of Contracts	Description	Value ($)
	U.S. Government — 9.3%
73,847,200	U.S. Treasury Bond, 3.13%, due 11/15/41 (c)	81,901,123
149,539,224	U.S. Treasury Inflation Indexed Bond, 0.38%, due 07/15/25 (d)	151,116,414
103,340,127	U.S. Treasury Inflation Indexed Bond, 1.75%, due 01/15/28 (d)	118,290,756
75,072,845	U.S. Treasury Inflation Indexed Bond, 2.00%, due 01/15/26 (d)	86,738,490
250,245,368	U.S. Treasury Inflation Indexed Bond, 2.38%, due 01/15/27 (d)	301,197,077
215,785,056	U.S. Treasury Inflation Indexed Bond, 2.50%, due 01/15/29 (d)	267,421,773
55,000,000	U.S. Treasury Note, USBM +0.19%, 0.54%, due 04/30/18	54,998,295
125,000,000	U.S. Treasury Note, 0.63%, due 05/31/17 (c)	124,838,875
25,000,000	U.S. Treasury Note, 0.63%, due 06/30/17 (c)	24,962,900
35,000,000	U.S. Treasury Note, 2.75%, due 05/31/17	35,686,315
20,544,400	U.S. Treasury Strip Principal, due 11/15/41	10,433,659

	Total U.S. Government	1,257,585,677

	Total United States	1,331,945,673

	TOTAL DEBT OBLIGATIONS (COST $1,534,988,923)	1,543,556,811

	OPTIONS PURCHASED — 0.3%

	Equity Options — 0.0%
993	Abbott Laboratories, Put, Expires 01/20/17, Strike 38.00	219,453
722	Humana, Inc., Put, Expires 01/20/17, Strike 160.00	1,249,060
7,788	Pfizer, Inc., GS, Put, Expires 01/20/17, Strike 28.00	334,884
146	S&P 500 Index, Put, Expires 08/19/16, Strike 2,050.00	563,560
4,395	Vmware, Inc., Put, Expires 07/15/16, Strike 47.50	65,925

	Total Equity Options	2,432,882

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Principal Amount		Expiration Date	Description	Floating Rate Index	Pay/Receive Fixed Rate	Exercise Rate	Counterparty	Value ($)
			Options on Interest Rate Swaps — 0.2%
EUR	207,860,000	06/01/2016	Put-OTC 30-Year Interest Rate Swap	6 month EURIBOR	Pay	1.93%	GS	—
EUR	179,430,000	05/18/2017	Put-OTC 30-Year Interest Rate Swap	6 month EURIBOR	Pay	2.05%	MSCI	3,182,307
EUR	179,430,000	08/18/2017	Put-OTC 30-Year Interest Rate Swap	6 month EURIBOR	Pay	2.05%	MSCI	4,131,409
EUR	179,430,000	11/18/2017	Put-OTC 30-Year Interest Rate Swap	6 month EURIBOR	Pay	2.05%	MSCI	4,988,076
EUR	182,199,000	03/12/2018	Put-OTC 30-Year Interest Rate Swap	6 month EURIBOR	Pay	1.83%	MSCI	4,993,289
GBP	83,484,000	02/09/2017	Put-OTC 30-Year Interest Rate Swap	6 month GBP LIBOR	Pay	2.61%	MSCI	160,332
GBP	65,613,000	02/17/2017	Put-OTC 30-Year Interest Rate Swap	6 month GBP LIBOR	Pay	2.95%	MSCI	112,421
GBP	163,153,000	02/17/2017	Put-OTC 30-Year Interest Rate Swap	6 month GBP LIBOR	Pay	2.81%	GS	190,460
GBP	33,061,000	03/13/2017	Put-OTC 30-Year Interest Rate Swap	6 month GBP LIBOR	Pay	2.39%	MSCI	551,191
GBP	33,061,000	03/13/2017	Call-OTC 30-Year Interest Rate Swap	6 month GBP LIBOR	Receive	2.39%	MSCI	8,533,292
GBP	156,652,000	03/20/2017	Put-OTC 30-Year Interest Rate Swap	6 month GBP LIBOR	Pay	2.89%	GS	198,299
GBP	76,805,000	04/10/2017	Put-OTC 30-Year Interest Rate Swap	6 month GBP LIBOR	Pay	2.58%	GS	298,236
GBP	66,553,000	05/12/2017	Put-OTC 30-Year Interest Rate Swap	6 month GBP LIBOR	Pay	2.81%	MSCI	364,458
GBP	160,476,000	05/19/2017	Put-OTC 30-Year Interest Rate Swap	6 month GBP LIBOR	Pay	2.91%	GS	312,612
GBP	100,233,000	08/10/2017	Put-OTC 30-Year Interest Rate Swap	6 month GBP LIBOR	Pay	2.68%	MSCI	567,044
GBP	66,822,000	08/10/2017	Put-OTC 30-Year Interest Rate Swap	6 month GBP LIBOR	Pay	3.00%	MSCI	325,283

			Total Options on Interest Rate Swaps					28,908,709

Number of Contracts	Description	Value ($)
	Quanto Options — 0.1% (a)
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 07/19/19, Strike 3,000	310,924
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 07/26/19, Strike 3,000	312,157
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 08/02/19, Strike 3,000	313,048
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 08/09/19, Strike 3,000	313,500
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 08/16/19, Strike 3,000	314,748
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 08/23/19, Strike 3,000	315,999
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 08/30/19, Strike 3,000	317,238
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 09/06/19, Strike 3,000	318,338

Number of Contracts	Description	Value ($)
	Quanto Options — continued
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 09/13/19, Strike 3,000	319,508
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 09/20/19, Strike 3,000	320,638
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 09/27/19, Strike 3,000	320,915
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 10/04/19, Strike 3,000	321,950
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 10/11/19, Strike 3,000	322,751
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 10/18/19, Strike 3,000	323,668
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 10/25/19, Strike 3,000	324,841
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 11/01/19, Strike 3,000	325,542

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Number of Contracts	Description	Value ($)
	Quanto Options — continued
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 11/08/19, Strike 3,000	325,547
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 11/15/19, Strike 3,000	326,043
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 11/22/19, Strike 3,000	327,129
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 11/29/19, Strike 3,000	328,112
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 12/06/19, Strike 3,000	329,077
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 12/13/19, Strike 3,000	330,246
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 12/20/19, Strike 3,000	330,944
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 12/27/19, Strike 3,000	332,057
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 01/03/20, Strike 3,000	333,286
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 01/10/20, Strike 3,000	334,313
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 01/17/20, Strike 3,000	335,386
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 01/24/20, Strike 3,000	336,584
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 01/31/20, Strike 3,000	336,014
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 02/07/20, Strike 3,000	337,200
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 02/14/20, Strike 3,000	338,175
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 02/21/20, Strike 3,000	339,460
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 02/28/20, Strike 3,000	340,791
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 03/06/20, Strike 3,000	341,976
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 03/13/20, Strike 3,000	343,075
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 03/20/20, Strike 3,000	344,298
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 03/27/20, Strike 3,000	344,767
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 04/03/20, Strike 3,000	344,790
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 04/09/20, Strike 3,000	345,794
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 04/17/20, Strike 3,000	346,291
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 04/24/20, Strike 3,000	346,098
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 04/30/20, Strike 3,000	340,747
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 05/08/20, Strike 3,000	334,099
1,015	Euro STOXX 50, (OTC) (CP-GS), Expires 05/15/20, Strike 3,000	332,074

	Total Quanto Options	14,520,138

	TOTAL OPTIONS PURCHASED (COST $123,153,243)	45,861,729

Shares / Principal Amount / Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 30.6%

	Government Sponsored Enterprise — 3.1%
25,000,000	Federal Home Loan Bank Discount Notes, due 06/13/16	24,998,150
100,000,000	Federal Home Loan Bank Discount Notes, due 06/14/16	99,992,000
50,000,000	Federal Home Loan Bank Discount Notes, due 07/01/16	49,986,200
50,000,000	Federal Home Loan Bank Discount Notes, due 07/05/16	49,984,350
50,000,000	Federal Home Loan Bank Discount Notes, due 07/11/16	49,981,600
25,000,000	Federal Home Loan Bank Discount Notes, due 07/13/16	24,990,350
53,000,000	Federal Home Loan Bank Discount Notes, due 07/20/16	52,976,097
5,000,000	Federal Home Loan Bank Discount Notes, due 09/02/16	4,994,575
10,000,000	Federal Home Loan Bank Discount Notes, due 09/07/16	9,988,570
5,000,000	Federal Home Loan Bank Discount Notes, due 09/09/16	4,994,165
50,000,000	Federal Home Loan Bank Discount Notes, due 09/19/16	49,935,850

	Total Government Sponsored Enterprise	422,821,907

	Money Market Funds — 0.0%
6,008,531	State Street Institutional Treasury Money Market Fund-Premier Class, 0.18% (e) (f)	6,008,531

	Repurchase Agreements — 9.4%
211,710,292	Daiwa Securities Group Inc. Repurchase Agreement, dated 5/26/16, maturing on 6/2/16 with a maturity value of $211,722,054 and an effective yield of 0.25%, collateralized by a U.S. Treasury Note with a maturity date 5/15/17 and a market value of $215,186,800.	211,710,292
264,495,143	Daiwa Securities Group Inc. Repurchase Agreement, dated 5/27/16, maturing on 6/1/16 with a maturity value of $264,506,163 and an effective yield of 0.25%, collateralized by a U.S. Treasury Note with a maturity date 5/15/17 and a market value of $268,983,500.	264,495,143
264,495,143	Daiwa Securities Group Inc. Repurchase Agreement, dated 5/27/16, maturing on 6/3/16 with a maturity value of $264,506,163 and an effective yield of 0.25%, collateralized by a U.S. Treasury Note with a maturity date 5/15/17 and a market value of $268,983,500.	264,495,143
99,026,603	Mizuho Securities USA Inc. Repurchase Agreement, dated 5/25/16, maturing on 6/01/16 with a maturity value of $99,032,545 and an effective yield of 0.27%, collateralized by a U.S. Treasury Note with maturity date 5/15/22 and a market value of $101,117,200.	99,026,603
213,048,804	Mizuho Securities USA Inc. Repurchase Agreement, dated 5/26/16, maturing on 6/2/16 with a maturity value of $213,061,587 and an effective yield of 0.27%, collateralized by a U.S. Treasury Note with maturity date 5/15/20 and a market value of $217,312,400.	213,048,804
206,962,419	Mizuho Securities USA Inc. Repurchase Agreement, dated 5/31/16, maturing on 6/7/16 with a maturity value of $206,975,756 and an effective yield of 0.29%, collateralized by a U.S. Treasury Note with maturity date 5/15/24 and a market value of $211,398,400.	206,962,419

	TOTAL REPURCHASE AGREEMENTS (COST $1,259,738,404)	1,259,738,404

	U.S. Government — 18.1%

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Par Value ($)	Description	Value ($)
10,000,000	U.S. Treasury Bill, 0.25%, due 07/21/16 (g)	9,996,500
25,000,000	U.S. Treasury Bill, 0.26%, due 07/28/16 (g)	24,989,625
80,000,000	U.S. Treasury Bill, 0.27%, due 08/11/16 (g)	79,956,720
50,000,000	U.S. Treasury Bill, 0.29%, due 08/18/16 (g)	49,968,300
50,000,000	U.S. Treasury Bill, 0.38%, due 10/06/16 (g)	49,934,250
190,000,000	U.S. Treasury Bill, 0.41%, due 10/13/16 (g)	189,712,910
100,000,000	U.S. Treasury Bill, 0.42%, due 10/20/16 (e) (g)	99,834,200
25,000,000	U.S. Treasury Bill, 0.43%, due 10/27/16 (g)	24,956,575
25,000,000	U.S. Treasury Bill, 0.46%, due 11/03/16 (g)	24,951,350
50,000,000	U.S. Treasury Bill, 0.64%, due 04/27/17 (g)	49,709,400
80,000,000	U.S. Treasury Note, 0.38%, due 10/31/16	79,951,040
150,000,000	U.S. Treasury Note, USBM + 5.30%, 0.40%, due 10/31/16	150,022,650
185,000,000	U.S. Treasury Note, 0.50%, due 08/31/16	185,054,575
25,000,000	U.S. Treasury Note, 0.50%, due 09/30/16	25,003,275
75,000,000	U.S. Treasury Note, 0.50%, due 11/30/16	74,983,875
20,000,000	U.S. Treasury Note, 0.50%, due 02/28/17	19,973,440
25,000,000	U.S. Treasury Note, 0.50%, due 03/31/17 (c)	24,957,750
50,000,000	U.S. Treasury Note, 0.63%, due 07/15/16	50,022,600
25,000,000	U.S. Treasury Note, 0.63%, due 08/15/16	25,015,150
200,000,000	U.S. Treasury Note, 0.63%, due 11/15/16	200,059,800
50,000,000	U.S. Treasury Note, 0.63%, due 12/15/16	50,017,100
80,000,000	U.S. Treasury Note, 0.63%, due 02/15/17	79,975,840
410,000,000	U.S. Treasury Note, 0.88%, due 09/15/16 (c)	410,559,240
180,000,000	U.S. Treasury Note, 0.88%, due 11/30/16	180,279,540
25,000,000	U.S. Treasury Note, 0.88%, due 04/30/17	25,034,950
20,000,000	U.S. Treasury Note, 0.88%, due 05/15/17 (c)	20,025,780
50,000,000	U.S. Treasury Note, 1.00%, due 08/31/16	50,076,450
75,000,000	U.S. Treasury Note, 1.00%, due 09/30/16	75,135,975
50,000,000	U.S. Treasury Note, 3.25%, due 07/31/16	50,242,750

Par Value ($) / Shares	Description	Value ($)
	U.S. Government — continued
50,000,000	U.S. Treasury Note, 4.50%, due 05/15/17	51,771,500

	Total U.S. Government	2,432,173,110

	TOTAL SHORT-TERM INVESTMENTS (COST $4,121,014,694)	4,120,741,952

	TOTAL INVESTMENTS — 99.9% (Cost $13,697,693,304)	13,446,662,839

	SECURITIES SOLD SHORT — (2.0)%

	Common Stocks — (2.0)%
	Canada — (0.5)%
(1,010,499)	Fortis Inc	(31,609,158)
(947,506)	TransCanada Corp	(39,262,955)

	Total Canada	(70,872,113)

	Netherlands — (0.2)%
(1,297,263)	Koninklijke Ahold NV	(28,760,135)

	United Kingdom — (0.1)%
(1)	Royal Dutch Shell Plc – Class B	(24)
(87,575)	Shire Plc ADR	(16,302,962)

	Total United Kingdom	(16,302,986)

	United States — (1.2)%
(123,596)	Abbott Laboratories	(4,898,110)
(60,662)	Aetna, Inc.	(6,868,758)
(99,341)	Ball Corp.	(7,182,354)
(1,894)	Endo International Plc *	(29,944)
(33,058)	Great Plains Energy, Inc.	(964,632)
(348,628)	Huntington Bancshares, Inc.	(3,643,163)
(102,719)	Iron Mountain, Inc.	(3,773,896)
(996,560)	Johnson Controls, Inc.	(43,998,124)
(499,796)	Marriott International, Inc. – Class A	(33,006,528)
(300,153)	Nexstar Broadcasting Group, Inc. – Class A	(15,974,143)
(10,009,969)	Sirius XM Holdings, Inc.*	(40,240,075)

	Total United States	(160,579,727)

	TOTAL COMMON STOCKS (PROCEEDS $262,908,375)	(276,514,961)

	TOTAL SECURITIES SOLD SHORT (PROCEEDS $262,908,375)	(276,514,961)

	Other Assets and Liabilities (net) — 2.1%	283,502,286

	TOTAL NET ASSETS — 100.0%	$13,453,650,164

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

A summary of outstanding financial instruments at May 31, 2016 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/14/2016	BBH	AUD	16,538,909	USD	12,384,162	$436,104
06/14/2016	BCLY	AUD	17,368,252	USD	13,358,717	811,524
06/14/2016	BOA	AUD	1,481,595	USD	1,065,581	(4,755)
06/14/2016	GS	AUD	353,657	USD	272,534	17,044
06/14/2016	JPM	AUD	7,916,150	USD	6,070,678	351,883
06/14/2016	SSB	AUD	3,113,507	USD	2,376,250	126,986
07/18/2016	BOA	CHF	73,841,073	USD	76,484,781	2,039,746
07/18/2016	MSCI	CHF	67,154,074	USD	69,611,355	1,908,013
09/11/2017	GS	CNH	5,802,509,058	USD	855,593,086	970,792
08/22/2016	BCLY	EUR	89,803,474	USD	100,895,999	697,717
08/22/2016	BOA	EUR	35,625,978	USD	40,039,702	289,995
08/22/2016	GS	EUR	89,803,473	USD	100,960,207	761,927
08/22/2016	MSCI	EUR	94,103,056	USD	105,696,797	701,254
03/27/2017	DB	EUR	7,250,000	USD	7,953,250	(208,994)
11/07/2017	GS	EUR	193,938,000	USD	212,934,227	(7,866,997)
12/22/2017	JPM	EUR	55,095,000	USD	60,857,937	(2,013,503)
08/22/2016	BCLY	GBP	25,559,766	USD	37,339,623	299,640
08/22/2016	BOA	GBP	21,996	USD	32,000	125
08/22/2016	GS	GBP	25,559,765	USD	37,352,146	312,163
08/22/2016	MSCI	GBP	28,047,911	USD	40,963,785	318,101

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/13/2016	BOA	SEK	17,808,648	USD	2,135,170	$(692)
06/13/2016	SSB	SEK	128,566,152	USD	15,837,477	418,023
06/09/2016	GS	USD	27,224,217	CAD	35,439,092	(200,142)
06/13/2016	BOA	USD	42,628,364	JPY	4,646,918,000	(651,605)
06/14/2016	BCLY	USD	5,132	AUD	6,972	(95)
06/14/2016	SSB	USD	2,025,580	AUD	2,764,618	(28,362)
07/18/2016	BOA	USD	7,451,537	CHF	7,297,000	(94,854)
07/18/2016	MSCI	USD	3,390,209	CHF	3,343,000	(19,866)
08/22/2016	BCLY	USD	8,628,845	GBP	5,906,628	(69,244)
08/22/2016	BOA	USD	425,000	EUR	380,791	(132)
08/22/2016	BOA	USD	3,601,000	GBP	2,465,113	(28,677)
08/22/2016	GS	USD	8,631,739	GBP	5,906,628	(72,138)
08/22/2016	MSCI	USD	8,497,118	GBP	5,818,469	(65,272)
08/22/2016	SSB	USD	17,209,800	GBP	11,749,012	(183,697)
09/11/2017	GS	USD	734,503,272	CNH	5,012,749,137	3,799,267
11/07/2017	GS	USD	214,049,371	EUR	193,938,000	6,751,854
12/22/2017	JPM	USD	61,316,438	EUR	55,095,000	1,555,002

						$11,058,135

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
	Sales — (0.1)%
105	U.S. Treasury Note 10 Yr. (CBT)	September 2016	$13,617,188	$(23,399)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

Written Options

Equity Options

Number of Contracts			Expiration Date	Description	Premiums	Value
Put	USD	1,444	01/20/2017	Humana, Inc., Strike 125.00	$891,767	$(1,083,000)
Call	USD	830	07/15/2016	Monsanto Co., Strike 105.00	353,290	(830,000)
Call	USD	518	07/15/2016	Monsanto Co., Strike 110.00	356,718	(350,168)
Call	USD	15,196	07/15/2016	Office Depot, Inc., Strike 6.00	1,787,915	(15,196)
Call	USD	15,454	07/15/2016	Office Depot, Inc., Strike 7.00	2,114,972	(77,270)
Call	USD	6,104	07/15/2016	Office Depot, Inc., Strike 8.00	589,997	(30,520)

					$6,094,659	$(2,386,154)

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Written Options on Interest Rate Swaps

Principal Amount		Expiration Date	Description	Floating Rate Index	Pay/Receive Fixed Rate	Exercise Rate	Counterparty	Premiums	Value
GBP	33,061,000	03/13/2017	Call-OTC 10-Year Interest Rate Swap	6 month GBP LIBOR	Receive	2.25%	MSCI	$2,118,327	$(3,287,947)
GBP	33,061,000	03/13/2017	Put-OTC 10-Year Interest Rate Swap	6 month GBP LIBOR	Pay	2.25%	MSCI	2,118,326	(332,075)
GBP	76,805,000	04/10/2017	Call-OTC 30-Year Interest Rate Swap	6 month GBP LIBOR	Receive	1.58%	GS	3,953,523	(3,233,317)
GBP	66,822,000	08/10/2017	Call-OTC 30-Year Interest Rate Swap	6 month GBP LIBOR	Receive	1.50%	MSCI	3,119,679	(3,514,818)
GBP	100,233,000	08/10/2017	Call-OTC 30-Year Interest Rate Swap	6 month GBP LIBOR	Receive	1.68%	MSCI	4,939,492	(5,818,656)

								$16,249,347	$(16,186,813)

Swap Contracts

Basis Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
81,876,000	USD	2/23/2025	JPM	SIFMA Municipal Swap	3 Month USD LIBOR	$458,678
52,226,000	USD	3/5/2025	JPM	SIFMA Municipal Swap	3 Month USD LIBOR	244,303
75,627,000	USD	3/12/2025	JPM	SIFMA Municipal Swap	3 Month USD LIBOR	291,199
184,405,000	USD	3/23/2025	JPM	SIFMA Municipal Swap	3 Month USD LIBOR	853,138

						$1,847,318

					Premiums to (Pay) Receive	$—

Correlation Swaps

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation/ (Depreciation)
87,990	USD	7/19/2019	If the realized correlation of the Euro STOXX 50 and the EUR/USD FX rate minus the strike price of 30% is positive, Fund receives the difference; if negative, Fund pays the difference. (CP-GS) (a)	$(849,720)
33,837	USD	1/6/2020	If the realized correlation of the Euro STOXX 50 and the EUR/USD FX rate minus the strike price of 40% is positive, Fund receives the difference; if negative, Fund pays the difference. (CP-GS) (a)	2,548

				$(847,172)

			Premiums to (Pay) Receive	$—

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Net Unrealized Appreciation/ (Depreciation)
32,420,000	USD	12/20/2018	GS	(Pay)	5.00%	23.79%	Sears Roebuck Acceptance Corp.	NA	$9,417,113
41,033,800	USD	6/20/2021	GS	(Pay)	1.00%	1.11%	MetLife Inc.	NA	130,093
40,589,000	USD	6/20/2021	MSCI	(Pay)	1.00%	1.03%	Prudential Financial	NA	(22,769)
45,272,000	USD	6/20/2021	JPM	(Pay)	1.00%	1.03%	Prudential Financial	NA	(25,396)
35,432,000	EUR	6/20/2021	BOA	(Pay)	1.00%	1.13%	Assicurazioni Generali SpA	NA	185,847
12,166,000	EUR	6/20/2021	CSI	(Pay)	1.00%	1.13%	Assicurazioni Generali SpA	NA	63,813
8,286,000	EUR	6/20/2021	BCLY	(Pay)	1.00%	1.13%	Assicurazioni Generali SpA	NA	43,462
44,690,000	USD	6/20/2021	JPM	(Pay)	1.00%	1.11%	MetLife Inc.	NA	141,684
17,147,000	EUR	6/20/2021	JPM	(Pay)	1.00%	1.13%	Assicurazioni Generali SpA	NA	89,939

									$10,023,786

							Premiums to (Pay) Receive		$(9,833,173)

^	Receive - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(Pay) - Fund pays a premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	As of May 31, 2016, implied credit spreads in absolute terms, calculated using a model, and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e., higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

Cross-Currency Basis Swaps (a)

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
6,339,331,000	JPY	1/19/2018	GS	3 Month JPY LIBOR plus a spread of (0.62)%	3 Month USD LIBOR	$(124,756)
6,339,287,000	JPY	1/22/2018	GS	3 Month JPY LIBOR plus a spread of (0.62)%	3 Month USD LIBOR	(119,271)
6,339,287,000	JPY	1/25/2018	GS	3 Month JPY LIBOR plus a spread of (0.62)%	3 Month USD LIBOR	(117,216)
6,339,287,000	JPY	1/26/2018	GS	3 Month JPY LIBOR plus a spread of (0.62)%	3 Month USD LIBOR	(112,645)
6,339,287,000	JPY	1/28/2018	GS	3 Month JPY LIBOR plus a spread of (0.62)%	3 Month USD LIBOR	(119,162)
6,339,287,000	JPY	2/1/2018	GS	3 Month JPY LIBOR plus a spread of (0.62)%	3 Month USD LIBOR	(103,398)
6,339,287,000	JPY	2/2/2018	GS	3 Month JPY LIBOR plus a spread of (0.62)%	3 Month USD LIBOR	(102,884)
6,339,287,000	JPY	2/5/2018	GS	3 Month JPY LIBOR plus a spread of (0.62)%	3 Month USD LIBOR	(101,144)

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Cross-Currency Basis Swaps (a) — continued

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
6,339,287,000	JPY	2/8/2018	GS	3 Month JPY LIBOR plus a spread of (0.62)%	3 Month USD LIBOR	$(91,998)
6,339,287,000	JPY	2/9/2018	GS	3 Month JPY LIBOR plus a spread of (0.62)%	3 Month USD LIBOR	(91,818)
68,484,166,000	JPY	3/9/2018	GS	3 Month JPY LIBOR plus a spread of (0.60)%	3 Month USD LIBOR	(2,432,771)
67,981,538,000	JPY	3/10/2018	GS	3 Month JPY LIBOR plus a spread of (0.59)%	3 Month USD LIBOR	(2,568,610)
53,486,408,000	JPY	3/11/2018	GS	3 Month JPY LIBOR plus a spread of (0.58)%	3 Month USD LIBOR	(2,061,343)
111,120,665,000	JPY	3/14/2018	GS	3 Month JPY LIBOR plus a spread of (0.58)%	3 Month USD LIBOR	(4,207,277)
28,603,230,000	JPY	4/28/2020	GS	3 Month USD LIBOR	3 Month JPY LIBOR plus a spread of (0.91)%	(345,555)
27,427,573,000	JPY	5/6/2020	GS	3 Month USD LIBOR	3 Month JPY LIBOR plus a spread of (0.90)%	(273,980)
9,355,834,000	JPY	5/6/2020	GS	3 Month USD LIBOR	3 Month JPY LIBOR plus a spread of (0.90)%	(74,978)
37,176,049,000	JPY	5/9/2020	GS	3 Month USD LIBOR	3 Month JPY LIBOR plus a spread of (0.88)%	(87,889)
23,687,188,000	JPY	5/9/2020	GS	3 Month USD LIBOR	3 Month JPY LIBOR plus a spread of (0.86)%	95,734
23,499,899,000	JPY	5/26/2020	GS	3 Month USD LIBOR	3 Month JPY LIBOR plus a spread of (0.86)%	(7,305)
64,917,587,000	JPY	5/27/2020	GS	3 Month USD LIBOR	3 Month JPY LIBOR plus a spread of (0.84)%	382,530

						$(12,665,736)

					Premiums to (Pay) Receive	$(340,185)

Forward Starting Cross-Currency Basis Swaps

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays [1]	Fund Receives [2]	Net Unrealized Appreciation/ (Depreciation)
10,461,570,000	JPY	11/1/2016	11/1/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$(83,302)
10,461,570,000	JPY	11/2/2016	11/2/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(83,419)
10,461,570,000	JPY	11/3/2016	11/3/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(96,692)
10,461,570,000	JPY	11/7/2016	11/7/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(71,506)
10,461,570,000	JPY	11/8/2016	11/8/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(85,454)
6,340,350,000	JPY	11/9/2016	11/9/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(36,561)
6,340,350,000	JPY	11/10/2016	11/10/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(48,338)
6,340,350,000	JPY	11/14/2016	11/14/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(36,799)
6,340,350,000	JPY	11/15/2016	11/15/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(37,255)
6,340,350,000	JPY	11/16/2016	11/16/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(37,423)
9,450,000,000	JPY	11/17/2016	11/17/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(104,122)
9,450,000,000	JPY	11/18/2016	11/18/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(99,299)

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Forward Starting Cross-Currency Basis Swaps — continued

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays [1]	Fund Receives [2]	Net Unrealized Appreciation/ (Depreciation)
9,450,000,000	JPY	11/21/2016	11/21/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$(92,970)
9,450,000,000	JPY	11/22/2016	11/22/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(97,769)
9,450,000,000	JPY	11/25/2016	11/25/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(100,488)
7,875,000,000	JPY	11/28/2016	11/28/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(44,840)
7,875,000,000	JPY	11/29/2016	11/29/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(44,766)
7,875,000,000	JPY	11/30/2016	11/30/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(44,696)
7,875,000,000	JPY	12/1/2016	12/1/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(54,150)
7,875,000,000	JPY	12/2/2016	12/2/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(49,922)
7,875,000,000	JPY	12/5/2016	12/5/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(58,668)
7,875,000,000	JPY	12/6/2016	12/6/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(58,670)
7,875,000,000	JPY	12/7/2016	12/7/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(58,715)
7,875,000,000	JPY	12/8/2016	12/8/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(68,410)
7,875,000,000	JPY	12/9/2016	12/9/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(64,095)
9,450,000,000	JPY	12/12/2016	12/12/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(95,775)
9,450,000,000	JPY	12/13/2016	12/13/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(95,590)
9,450,000,000	JPY	12/14/2016	12/14/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(95,653)
9,450,000,000	JPY	12/15/2016	12/15/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(107,128)
9,450,000,000	JPY	12/16/2016	12/16/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(101,925)
6,340,350,000	JPY	1/10/2017	1/10/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(47,260)
6,340,350,000	JPY	1/11/2017	1/11/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(47,514)
6,340,350,000	JPY	1/12/2017	1/12/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(55,333)
6,340,350,000	JPY	1/13/2017	1/13/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(51,934)
6,340,350,000	JPY	1/17/2017	1/17/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(48,976)
6,290,160,000	JPY	1/18/2017	1/18/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(75,150)
10,461,570,000	JPY	1/18/2017	1/18/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(104,473)
10,461,570,000	JPY	1/19/2017	1/19/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(124,206)
10,461,570,000	JPY	1/20/2017	1/20/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(118,560)
10,461,570,000	JPY	1/23/2017	1/23/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(106,331)
6,290,160,000	JPY	1/24/2017	1/24/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(76,601)
10,461,570,000	JPY	1/24/2017	1/24/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(106,680)
6,290,160,000	JPY	1/25/2017	1/25/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(76,709)
6,290,160,000	JPY	1/26/2017	1/26/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(84,704)
6,290,160,000	JPY	1/30/2017	1/30/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(78,030)
6,349,345,000	JPY	1/31/2017	1/31/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(125,501)
6,349,345,000	JPY	2/1/2017	2/1/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(125,728)
6,349,345,000	JPY	2/2/2017	2/2/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(133,392)
6,349,345,000	JPY	2/6/2017	2/6/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(126,400)
6,349,345,000	JPY	2/7/2017	2/7/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(126,328)
6,349,345,000	JPY	2/8/2017	2/8/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(126,255)
6,349,345,000	JPY	2/9/2017	2/9/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(133,949)
6,349,345,000	JPY	2/13/2017	2/13/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(127,118)
6,349,345,000	JPY	2/14/2017	2/14/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(127,035)
6,349,345,000	JPY	2/15/2017	2/15/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(127,073)
155,831,700,000	JPY	2/17/2017	2/17/2019	GS	3 Month USD LIBOR	3 Month JPY LIBOR	(3,596,664)
3,439,268,600	JPY	2/21/2017	2/21/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(74,309)

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Forward Starting Cross-Currency Basis Swaps — continued

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays [1]	Fund Receives [2]	Net Unrealized Appreciation/ (Depreciation)
3,439,268,600	JPY	2/21/2017	2/21/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$(74,309)
3,439,268,600	JPY	2/22/2017	2/22/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(74,264)
3,439,268,600	JPY	2/22/2017	2/22/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(74,264)
3,439,268,600	JPY	2/23/2017	2/23/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(78,441)
3,439,268,600	JPY	2/23/2017	2/23/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(78,441)
3,439,268,600	JPY	2/27/2017	2/27/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(74,777)
3,439,268,600	JPY	2/27/2017	2/27/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(74,777)
3,439,268,600	JPY	3/1/2017	3/1/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(74,746)
3,439,268,600	JPY	3/1/2017	3/1/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(74,746)
3,439,268,600	JPY	3/2/2017	3/2/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(79,073)
3,439,268,600	JPY	3/2/2017	3/2/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(79,073)
33,334,890,000	JPY	3/3/2017	3/3/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(813,472)
58,847,595,000	JPY	3/6/2017	3/6/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(1,413,539)
3,439,268,600	JPY	3/6/2017	3/6/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(74,898)
3,439,268,600	JPY	3/6/2017	3/6/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(74,898)
3,439,268,600	JPY	3/7/2017	3/7/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(74,924)
3,439,268,600	JPY	3/7/2017	3/7/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(74,924)
3,439,268,600	JPY	3/8/2017	3/8/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(74,957)
3,439,268,600	JPY	3/8/2017	3/8/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(74,957)
3,439,268,600	JPY	3/9/2017	3/9/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(79,265)
3,439,268,600	JPY	3/9/2017	3/9/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(79,265)
5,751,480,600	JPY	3/10/2017	3/10/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(164,180)
5,751,480,600	JPY	3/13/2017	3/13/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(160,713)
5,751,480,600	JPY	3/14/2017	3/14/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(160,777)
5,751,480,600	JPY	3/15/2017	3/15/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(160,846)
5,751,480,600	JPY	3/16/2017	3/16/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(168,082)
40,768,059,000	JPY	3/17/2017	3/17/2019	GS	3 Month USD LIBOR	3 Month JPY LIBOR	(1,153,687)
38,044,000,000	JPY	3/21/2017	3/21/2019	GS	3 Month USD LIBOR	3 Month JPY LIBOR	(1,048,729)
51,547,200,000	JPY	3/22/2017	3/22/2019	GS	3 Month USD LIBOR	3 Month JPY LIBOR	(1,281,239)
60,060,000,000	JPY	3/23/2017	3/23/2019	GS	3 Month USD LIBOR	3 Month JPY LIBOR	(1,320,037)
19,031,407,000	JPY	3/24/2017	3/24/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(436,371)
5,751,480,600	JPY	3/27/2017	3/27/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(162,950)
5,751,480,600	JPY	3/28/2017	3/28/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(163,196)
56,008,710,000	JPY	3/29/2017	3/29/2019	GS	3 Month USD LIBOR	3 Month JPY LIBOR	(1,255,531)
5,751,480,600	JPY	3/29/2017	3/29/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(163,511)
56,643,900,000	JPY	3/30/2017	3/30/2019	GS	3 Month USD LIBOR	3 Month JPY LIBOR	(1,176,945)
5,751,480,600	JPY	4/3/2017	4/3/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(164,373)
5,751,480,600	JPY	4/4/2017	4/4/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(164,682)
34,460,000,000	JPY	12/15/2017	12/15/2019	GS	3 Month USD LIBOR	3 Month JPY LIBOR	(222,412)
233,410,000,000	JPY	12/21/2017	12/21/2019	GS	3 Month USD LIBOR	3 Month JPY LIBOR	(56,100)
6,405,594,000	JPY	1/9/2018	1/9/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(254,595)
6,405,594,000	JPY	1/10/2018	1/10/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(254,905)
6,405,594,000	JPY	1/16/2018	1/16/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(255,614)
6,405,594,000	JPY	1/17/2018	1/17/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(255,922)
6,405,594,000	JPY	1/23/2018	1/23/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(256,868)

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Forward Starting Cross-Currency Basis Swaps — continued

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays [1]	Fund Receives [2]	Net Unrealized Appreciation/ (Depreciation)
8,044,436,000	JPY	1/24/2018	1/24/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$(365,287)
8,044,436,000	JPY	1/25/2018	1/25/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(376,483)
8,044,436,000	JPY	1/29/2018	1/29/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(366,594)
8,044,436,000	JPY	1/30/2018	1/30/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(366,767)
8,044,436,000	JPY	1/31/2018	1/31/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(366,939)
8,044,436,000	JPY	2/1/2018	2/1/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(378,160)
8,106,057,000	JPY	2/5/2018	2/5/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(424,002)
8,106,057,000	JPY	2/6/2018	2/6/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(424,178)
8,106,057,000	JPY	2/7/2018	2/7/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(424,353)
8,106,057,000	JPY	2/8/2018	2/8/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(435,771)
8,106,057,000	JPY	2/14/2018	2/14/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(426,477)
8,106,057,000	JPY	2/20/2018	2/20/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(428,641)
6,405,594,000	JPY	2/21/2018	2/21/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(364,173)
6,405,594,000	JPY	2/22/2018	2/22/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(373,388)
6,405,594,000	JPY	2/26/2018	2/26/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(365,918)
6,405,594,000	JPY	2/27/2018	2/27/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(366,180)
6,405,594,000	JPY	2/28/2018	2/28/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(366,688)
6,405,594,000	JPY	3/1/2018	3/1/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(371,974)
533,227,500	EUR	3/2/2018	3/2/2020	GS	3 Month USD LIBOR	3 Month EURIBOR	1,005,888
6,405,594,000	JPY	3/5/2018	3/5/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(368,587)
793,835,000	EUR	3/6/2017	3/6/2020	GS	3 Month USD LIBOR	3 Month EURIBOR	1,760,257
6,405,594,000	JPY	3/6/2018	3/6/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(368,896)
6,405,594,000	JPY	3/7/2018	3/7/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(378,149)
6,405,594,000	JPY	3/9/2018	3/9/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(369,962)
499,540,000	EUR	3/10/2017	3/10/2020	GS	3 Month USD LIBOR	3 Month EURIBOR	599,286
7,902,772,000	JPY	3/12/2018	3/12/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(423,464)
7,902,772,000	JPY	3/13/2018	3/13/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(423,844)
7,902,772,000	JPY	3/14/2018	3/14/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(435,122)
7,902,772,000	JPY	3/19/2018	3/19/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(426,033)
7,902,772,000	JPY	3/26/2018	3/26/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(429,070)
7,902,772,000	JPY	3/27/2018	3/27/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(429,526)
7,902,772,000	JPY	3/28/2018	3/28/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(441,356)
7,902,772,000	JPY	4/3/2018	4/3/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(432,266)
7,902,772,000	JPY	4/9/2018	4/9/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(380,674)
7,902,772,000	JPY	4/16/2018	4/16/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(383,777)
7,902,772,000	JPY	4/17/2018	4/17/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(384,382)
7,902,772,000	JPY	4/20/2018	4/20/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(385,808)
7,902,772,000	JPY	4/23/2018	4/23/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(387,201)
7,902,772,000	JPY	4/24/2018	4/24/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(387,659)
7,902,772,000	JPY	4/25/2018	4/25/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(399,237)
7,604,760,000	JPY	5/11/2018	5/11/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(300,539)
7,604,760,000	JPY	5/14/2018	5/14/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(301,920)
7,604,760,000	JPY	5/15/2018	5/15/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(302,514)
7,604,760,000	JPY	5/16/2018	5/16/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(314,002)
7,604,760,000	JPY	5/21/2018	5/21/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(305,535)

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Forward Starting Cross-Currency Basis Swaps — continued

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays [1]	Fund Receives [2]	Net Unrealized Appreciation/ (Depreciation)
7,604,760,000	JPY	5/22/2018	5/22/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$(305,986)
7,604,760,000	JPY	5/29/2018	5/29/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(309,916)
7,604,760,000	JPY	6/1/2018	6/1/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(311,607)
926,612,000	EUR	1/27/2021	1/27/2024	GS	3 Month USD LIBOR	3 Month EURIBOR	7,040,220
122,248,000	EUR	4/27/2018	4/27/2024	GS	3 Month EURIBOR	3 Month USD LIBOR	238,675
121,295,000	EUR	4/30/2018	4/30/2024	GS	3 Month EURIBOR	3 Month USD LIBOR	289,700
242,905,000	EUR	4/30/2018	4/30/2024	GS	3 Month EURIBOR	3 Month USD LIBOR	579,723
531,527,000	EUR	5/2/2018	5/2/2024	GS	3 Month EURIBOR	3 Month USD LIBOR	1,173,247
113,346,000	EUR	1/14/2022	1/14/2025	GS	3 Month EURIBOR	3 Month USD LIBOR	(313,939)
561,142,000	EUR	1/23/2020	1/23/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	7,640,833
456,632,000	EUR	1/24/2022	1/24/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	4,676,218
548,210,000	EUR	1/29/2020	1/29/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	6,664,201
273,688,000	EUR	1/30/2020	1/30/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	3,543,081
413,519,000	EUR	2/3/2020	2/3/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	5,606,909
358,640,000	EUR	2/11/2020	2/11/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	4,561,556
113,346,000	EUR	3/10/2022	3/10/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	434,745
115,598,000	EUR	5/12/2020	5/12/2025	GS	3 Month EURIBOR	3 Month USD LIBOR	350,910
202,720,000	EUR	2/11/2021	2/11/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	(728,777)
101,920,000	EUR	2/12/2021	2/12/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	(404,391)
260,900,000	EUR	2/18/2021	2/18/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	(416,800)
71,147,000	EUR	3/19/2018	3/19/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	1,018,416
33,708,000	EUR	3/19/2018	3/19/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	442,964
40,940,000	EUR	3/21/2018	3/21/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	391,347
43,912,000	EUR	3/21/2018	3/21/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	419,799
76,944,000	EUR	3/22/2018	3/22/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	630,339
37,370,000	EUR	3/29/2018	3/29/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	208,470
18,771,000	EUR	4/1/2021	4/1/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	17,164
34,408,000	EUR	4/6/2021	4/6/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	31,005
31,146,000	EUR	4/6/2021	4/6/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	27,914
90,326,000	EUR	4/25/2018	4/25/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	(76,010)
145,858,000	EUR	4/26/2021	4/26/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	(245,323)
54,918,000	EUR	4/26/2018	4/26/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	(5,772)
144,008,000	EUR	4/26/2021	4/26/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	(221,484)

							$7,020,478

					Premiums to (Pay) Receive		$(15,813,577)

(1)	For JPY LIBOR, Fund pays 3 month JPY LIBOR adjusted by a spread. Spreads range from (0.58)% to (0.81)%
For EURIBOR, Fund pays 3 month EURIBOR adjusted by a spread. Spreads range from (0.37)% to (0.59)%
(2)	For JPY, Fund receives 3 month JPY LIBOR adjusted by a spread. Spreads range from (0.73)% to (1.00)%
For EURIBOR, Fund receives 3 month EURIBOR adjusted by a spread. Spreads range from (0.16)% to (0.37)%

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
42,758,000	USD	1/22/2020	CSS (h)	(Pay)	1.46%	3 Month USD LIBOR	$(373,389)
38,000,000	EUR	12/16/2020	JPMF (h)	(Pay)	0.31%	6 Month EURIBOR	(669,890)
64,641,000	EUR	12/16/2020	JPMF (h)	Receive	0.37%	6 Month EURIBOR	1,324,415
12,136,000	GBP	6/15/2021	JPMF (h)	Receive	1.05%	6 Month GBP LIBOR	(56,314)
31,084,000	AUD	6/16/2021	JPMF (h)	(Pay)	2.10%	6 Month AUD BBSW	39,724
33,246,000	AUD	6/16/2021	JPMF (h)	Receive	2.63%	6 Month AUD BBSW	559,833
78,856,000	AUD	6/16/2021	JPMF (h)	Receive	2.59%	6 Month AUD BBSW	1,232,259
27,544,000	AUD	6/16/2021	JPMF (h)	Receive	2.55%	6 Month AUD BBSW	392,256
13,938,000	GBP	6/16/2021	JPMF (h)	Receive	1.07%	6 Month GBP LIBOR	(46,128)
25,540,000	GBP	6/16/2021	JPMF (h)	Receive	1.21%	6 Month GBP LIBOR	157,377
266,944,000	SEK	6/16/2021	JPMF (h)	(Pay)	0.31%	3 Month SEK STIBOR	(50,373)
593,729,000	SEK	6/16/2021	JPMF (h)	Receive	0.51%	3 Month SEK STIBOR	829,527
270,861,000	SEK	6/16/2021	JPMF (h)	Receive	0.50%	3 Month SEK STIBOR	364,625
602,259,000	SEK	6/16/2021	JPMF (h)	Receive	0.49%	3 Month SEK STIBOR	761,080
254,551,000	SEK	6/16/2021	JPMF (h)	Receive	0.42%	3 Month SEK STIBOR	224,357
556,828,000	SEK	6/16/2021	JPMF (h)	Receive	0.51%	3 Month SEK STIBOR	766,283
95,100,000	AUD	11/6/2024	JPMF (h)	Receive	4.35%	6 Month AUD BBSW	5,414,173
261,500,000	AUD	11/7/2024	JPMF (h)	Receive	4.31%	6 Month AUD BBSW	14,582,762
57,506,000	AUD	11/11/2024	JPMF (h)	Receive	4.33%	6 Month AUD BBSW	3,246,028
217,000,000	AUD	11/13/2024	JPMF (h)	Receive	4.31%	6 Month AUD BBSW	12,055,106
203,372,000	AUD	5/7/2025	JPMF (h)	Receive	3.76%	6 Month AUD BBSW	7,136,491
184,419,000	AUD	5/8/2025	JPMF (h)	Receive	3.78%	6 Month AUD BBSW	6,602,801
91,000,000	AUD	5/8/2025	JPMF (h)	Receive	3.80%	6 Month AUD BBSW	3,309,300
100,414,000	AUD	5/11/2025	JPMF (h)	Receive	3.71%	6 Month AUD BBSW	3,363,451
364,272,000	AUD	6/10/2025	JPMF (h)	(Pay)	3.99%	6 Month AUD BBSW	(15,346,236)
106,281,000	AUD	6/10/2025	JPMF (h)	(Pay)	4.01%	6 Month AUD BBSW	(4,552,493)
101,476,000	AUD	6/22/2025	JPMF (h)	(Pay)	4.01%	6 Month AUD BBSW	(4,306,975)
144,107,000	AUD	7/1/2025	JPMF (h)	(Pay)	4.00%	6 Month AUD BBSW	(6,071,458)
89,117,000	AUD	7/9/2025	JPMF (h)	(Pay)	3.87%	6 Month AUD BBSW	(3,366,785)
84,388,000	AUD	7/10/2025	JPMF (h)	(Pay)	3.80%	6 Month AUD BBSW	(3,004,751)
50,265,000	AUD	7/29/2025	JPMF (h)	(Pay)	3.71%	6 Month AUD BBSW	(1,626,224)
143,920,000	AUD	8/5/2025	JPMF (h)	(Pay)	3.70%	6 Month AUD BBSW	(4,613,639)
143,429,000	AUD	8/13/2025	JPMF (h)	(Pay)	3.80%	6 Month AUD BBSW	(4,537,060)
145,544,000	EUR	11/24/2025	JPMF (h)	Receive	0.81%	6 Month EURIBOR	4,968,434
133,882,500	EUR	12/16/2025	JPMF (h)	Receive	0.69%	6 Month EURIBOR	2,754,638
139,234,000	EUR	12/17/2025	JPMF (h)	(Pay)	1.59%	6 Month EURIBOR	(4,683,891)
31,869,000	EUR	12/17/2025	JPMF (h)	Receive	0.95%	6 Month EURIBOR	(54,583)
13,810,000	GBP	12/17/2025	JPMF (h)	Receive	1.76%	6 Month GBP LIBOR	(86,783)
12,143,000	GBP	12/17/2025	JPMF (h)	Receive	1.81%	6 Month GBP LIBOR	(33,312)
12,605,000	GBP	12/17/2025	JPMF (h)	Receive	1.81%	6 Month GBP LIBOR	(38,830)
26,483,000	GBP	12/17/2025	JPMF (h)	Receive	1.82%	6 Month GBP LIBOR	(54,789)
17,704,000	GBP	12/17/2025	JPMF (h)	Receive	1.85%	6 Month GBP LIBOR	(3,194)
85,000,000	GBP	12/17/2025	JPMF (h)	(Pay)	2.40%	6 Month GBP LIBOR	(3,149,144)
49,593,000	GBP	12/17/2025	JPMF (h)	Receive	1.86%	6 Month GBP LIBOR	44,570
368,508,000	MXN	1/5/2026	JPMF(h)	Receive	6.26%	TIIE	(33,905)

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Interest Rate Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
408,192,000	MXN	1/5/2026	JPMF (h)	Receive	6.24%	TIIE	$(63,509)
363,241,000	MXN	1/8/2026	JPMF (h)	Receive	6.29%	TIIE	13,192
539,832,000	MXN	1/27/2026	JPMF (h)	Receive	6.05%	TIIE	(546,070)
33,061,000	GBP	3/11/2026	JPMF (h)	(Pay)	2.12%	6 Month GBP LIBOR	(2,839,390)
248,772,000	MXN	4/30/2026	JPMF (h)	Receive	6.08%	TIIE	(246,334)
206,109,000	MXN	5/11/2026	JPMF (h)	Receive	6.31%	TIIE	(668)
207,171,000	MXN	5/11/2026	JPMF (h)	Receive	6.30%	TIIE	(9,693)
203,840,000	MXN	5/12/2026	JPMF (h)	Receive	6.36%	TIIE	43,426
48,121,000	AUD	6/17/2026	JPMF (h)	Receive	3.05%	6 Month AUD BBSW	1,897,978
60,982,000	AUD	6/17/2026	JPMF (h)	Receive	3.06%	6 Month AUD BBSW	2,445,501
9,360,000	GBP	6/17/2026	JPMF (h)	Receive	2.03%	6 Month GBP LIBOR	76,789
51,139,000	GBP	6/17/2026	JPMF (h)	Receive	1.80%	6 Month GBP LIBOR	(398,103)
77,452,000	GBP	6/17/2026	JPMF (h)	(Pay)	2.08%	6 Month GBP LIBOR	(873,759)
30,366,000	GBP	6/17/2026	JPMF (h)	Receive	1.95%	6 Month GBP LIBOR	70,356
9,226,000	GBP	2/17/2027	JPMF (h)	(Pay)	1.39%	6 Month GBP LIBOR	263,050
8,323,000	GBP	5/12/2027	JPMF (h)	(Pay)	1.56%	6 Month GBP LIBOR	85,423
5,392,000	EUR	5/22/2027	JPMF (h)	(Pay)	0.81%	6 Month EURIBOR	(55,021)
14,379,000	EUR	8/21/2027	JPMF (h)	(Pay)	0.79%	6 Month EURIBOR	(47,334)
8,986,000	EUR	11/22/2027	JPMF (h)	(Pay)	0.93%	6 Month EURIBOR	(118,789)
7,189,000	EUR	11/22/2027	JPMF (h)	(Pay)	0.86%	6 Month EURIBOR	(43,359)
61,007,000	EUR	12/18/2030	JPMF (h)	Receive	0.99%	6 Month EURIBOR	870,990
55,472,000	EUR	12/18/2030	JPMF (h)	(Pay)	1.61%	6 Month EURIBOR	256,946
737,170,000	EUR	12/18/2030	JPMF (h)	Receive	2.34%	6 Month EURIBOR	24,426,292
14,420,000	GBP	12/18/2030	JPMF (h)	(Pay)	2.14%	6 Month GBP LIBOR	(66)
19,039,000	GBP	12/18/2030	JPMF (h)	Receive	2.61%	6 Month GBP LIBOR	553,075
52,000,000	GBP	12/18/2030	JPMF (h)	Receive	2.52%	6 Month GBP LIBOR	1,214,902
36,049,000	EUR	6/18/2031	JPMF (h)	(Pay)	0.89%	6 Month EURIBOR	205,603
3,845,000	EUR	6/18/2031	JPMF (h)	(Pay)	0.97%	6 Month EURIBOR	(29,469)
5,779,000	EUR	6/18/2031	JPMF (h)	(Pay)	0.95%	6 Month EURIBOR	(24,037)
8,236,000	EUR	9/17/2031	JPMF (h)	(Pay)	0.99%	6 Month EURIBOR	(53,741)
11,641,000	EUR	12/17/2031	JPMF (h)	(Pay)	0.94%	6 Month EURIBOR	79,867
9,353,000	GBP	12/17/2031	JPMF (h)	(Pay)	1.55%	6 Month GBP LIBOR	357,814
6,682,000	GBP	2/9/2032	JPMF (h)	(Pay)	1.61%	6 Month GBP LIBOR	187,162
13,002,000	GBP	3/17/2032	JPMF (h)	(Pay)	1.72%	6 Month GBP LIBOR	115,944
15,145,000	GBP	3/17/2032	JPMF (h)	(Pay)	1.63%	6 Month GBP LIBOR	401,772
17,061,000	GBP	6/16/2032	JPMF (h)	(Pay)	1.67%	6 Month GBP LIBOR	379,877
7,292,000	EUR	3/14/2033	JPMF (h)	(Pay)	1.16%	6 Month EURIBOR	(28,983)
7,292,000	EUR	3/14/2033	JPMF (h)	(Pay)	1.10%	6 Month EURIBOR	37,703
36,848,000	USD	11/15/2041	JPMF (h)	(Pay)	2.44%	3 Month USD LIBOR	(2,236,173)
43,803,000	USD	11/15/2041	CSS (h)	(Pay)	2.38%	3 Month USD LIBOR	(2,078,612)
145,544,000	EUR	11/24/2045	JPMF (h)	(Pay)	1.28%	6 Month EURIBOR	(6,941,720)
1,047,935,000	EUR	12/20/2045	JPMF (h)	Receive	1.39%	6 Month EURIBOR	251,044
13,038,000	EUR	12/20/2045	JPMF (h)	(Pay)	1.34%	6 Month EURIBOR	79,553
68,137,000	EUR	12/20/2045	JPMF (h)	(Pay)	1.49%	6 Month EURIBOR	(7,296,053)
311,142,000	GBP	12/20/2045	JPMF (h)	Receive	1.87%	6 Month GBP LIBOR	8,707,360
26,520,000	GBP	12/20/2045	JPMF (h)	Receive	1.66%	6 Month GBP LIBOR	(111,361)

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Interest Rate Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
18,150,000	GBP	12/20/2045	JPMF (h)	Receive	1.68%	6 Month GBP LIBOR	$(34,636)
12,047,000	GBP	12/20/2045	JPMF (h)	Receive	1.66%	6 Month GBP LIBOR	(48,647)
12,064,000	GBP	12/20/2045	JPMF (h)	Receive	1.70%	6 Month GBP LIBOR	23,692
10,686,000	GBP	12/20/2045	JPMF (h)	Receive	1.66%	6 Month GBP LIBOR	(43,565)
18,509,000	GBP	12/20/2045	JPMF (h)	Receive	1.66%	6 Month GBP LIBOR	(85,491)
20,544,000	GBP	12/20/2045	JPMF (h)	(Pay)	1.75%	6 Month GBP LIBOR	(199,447)
16,734,000	GBP	12/20/2045	JPMF (h)	Receive	1.89%	6 Month GBP LIBOR	527,062
11,718,000	GBP	12/20/2045	JPMF (h)	Receive	1.66%	6 Month GBP LIBOR	(58,662)
5,240,000	GBP	12/20/2045	JPMF (h)	Receive	1.83%	6 Month GBP LIBOR	119,047
33,061,000	GBP	3/11/2046	JPMF (h)	Receive	2.34%	6 Month GBP LIBOR	7,667,096
39,728,000	EUR	6/20/2046	JPMF (h)	(Pay)	1.33%	6 Month EURIBOR	194,053
60,997,000	EUR	6/20/2046	JPMF (h)	(Pay)	1.31%	6 Month EURIBOR	506,436
12,699,000	EUR	6/20/2046	JPMF (h)	Receive	1.44%	6 Month EURIBOR	126,066
22,476,000	EUR	6/20/2046	JPMF (h)	Receive	1.49%	6 Month EURIBOR	370,749
25,833,000	EUR	6/20/2046	JPMF (h)	Receive	1.42%	6 Month EURIBOR	194,120
59,385,000	EUR	9/19/2046	JPMF (h)	(Pay)	1.31%	6 Month EURIBOR	396,610
78,967,000	EUR	12/19/2046	JPMF (h)	(Pay)	1.13%	6 Month EURIBOR	2,252,457
66,762,000	GBP	12/19/2046	JPMF (h)	(Pay)	1.53%	6 Month GBP LIBOR	1,047,512
38,421,000	GBP	2/9/2047	JPMF (h)	(Pay)	1.61%	6 Month GBP LIBOR	136,607
41,186,000	GBP	2/17/2047	JPMF (h)	(Pay)	1.63%	6 Month GBP LIBOR	1,229,307
92,012,000	GBP	3/20/2047	JPMF (h)	(Pay)	1.67%	6 Month GBP LIBOR	(587,693)
94,237,000	GBP	3/20/2047	JPMF (h)	(Pay)	1.59%	6 Month GBP LIBOR	571,654
35,290,000	GBP	5/12/2047	JPMF (h)	(Pay)	1.69%	6 Month GBP LIBOR	531,499
32,351,000	EUR	5/20/2047	JPMF (h)	(Pay)	1.41%	6 Month EURIBOR	179,140
95,147,000	GBP	6/19/2047	JPMF (h)	(Pay)	1.63%	6 Month GBP LIBOR	(142,128)
75,486,000	EUR	8/23/2047	JPMF (h)	(Pay)	1.25%	6 Month EURIBOR	2,547,730
28,757,000	EUR	11/22/2047	JPMF (h)	(Pay)	1.43%	6 Month EURIBOR	(7,501)
32,351,000	EUR	11/22/2047	JPMF (h)	(Pay)	1.37%	6 Month EURIBOR	356,455
58,334,000	EUR	3/14/2048	JPMF (h)	(Pay)	1.28%	6 Month EURIBOR	187,421
70,001,000	EUR	3/14/2048	JPMF (h)	(Pay)	1.23%	6 Month EURIBOR	702,214
461,690,000	EUR	3/18/2048	JPMF (h)	(Pay)	1.13%	6 Month EURIBOR	10,673,350

							$61,681,226

						Premiums to (Pay) Receive	$(13,250,280)

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
12,913,479	USD	5/1/2017	MSCI	1 Month USD LIBOR minus 0.77%	Total return on Industrial Select Sector SPDR Fund	$(24,691)

				Premiums to (Pay) Receive		$ —

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

As of May 31, 2016, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt

AUD BBSW - Bank Bill Swap Reference Rate denominated in Australian Dollar.

CVA - Certificaaten van aandelen (Share Certificates)

CVR - Contingent Value Right

EURIBOR - Euro Interbank Offered Rate

GBP LIBOR - London Interbank Offered Rate denominated in British Pounds.

GDR - Global Depository Receipt

JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen.

JSC - Joint Stock Company

LIBOR - London Interbank Offered Rate

NVDR - Non-Voting Depository Receipt

OJSC - Open Joint-Stock Company

OTC - Over-the-Counter

PJSC - Private Joint-Stock Company

Reg S - Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT - Real Estate Investment Trust

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

SIFMA - Securities Industry and Financial Markets Association

SPDR - Standard and Poor’s Depositary Receipt

TIIE - Tasa de Interes Interbacaria de Equilibrio - 28 - Day Interbank Equilibrium Interest Rate - Mexico

USBM - U.S. Treasury 3 Month Bill Money Market Yield.

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

The rates shown on variable rate notes are the current interest rates at May 31, 2016, which are subject to change based on the terms of the security.

*	Non-income producing security.

(a)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees.

(b)	Security is in default.

(c)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on securities sold short, OTC swap contracts, forward currency contracts, and/or written options, if any.

(d)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic.

(e)	All or a portion of this security is owned by GMO Implementation SPC Ltd., which is a 100% owned subsidiary of GMO Implementation Fund.

(f)	The rate disclosed is the 7 day net yield as of May 31, 2016.

(g)	The rate shown represents yield-to-maturity.

(h)	Swap was cleared through the CME Group.

Counterparty Abbreviations:

BBH - Brown Brothers Harriman & Co. BCLY - Barclays Bank plc BOA - Bank of America, N.A. CSI - Credit Suisse International CSS - Credit Suisse Securities (USA) LLC DB - Deutsche Bank AG	GS - Goldman Sachs International JPM - JPMorgan Chase Bank, N.A. JPMF - J.P. Morgan Securities LLC MSCI - Morgan Stanley & Co. International PLC SSB - State Street Bank and Trust Company

Currency Abbreviations:

AUD - Australian Dollar CAD - Canadian Dollar CHF - Swiss Franc CNH - Chinese Yuan Renminbi Offshore EUR - Euro	GBP - British Pound JPY - Japanese Yen MXN - Mexican Peso SEK - Swedish Krona USD - United States Dollar ZAR - South African Rand

GMO International Developed Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
12,150,423	GMO Emerging Markets Fund, Class VI	103,278,597
46,597,284	GMO International Equity Fund, Class IV	933,809,564

	TOTAL MUTUAL FUNDS (COST $1,163,007,917)	1,037,088,161

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
453,940	State Street Eurodollar Time Deposit, 0.01%, due 06/01/2016	453,940

	TOTAL SHORT-TERM INVESTMENTS (COST $453,940)	453,940

	TOTAL INVESTMENTS — 100.0% (Cost $1,163,461,857)	1,037,542,101
	Other Assets and Liabilities (net) — (0.0%)	(57,484)

	TOTAL NET ASSETS — 100.0%	$1,037,484,617

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
44,583,217	GMO Emerging Markets Fund, Class VI	378,957,341
40,085,484	GMO International Equity Fund, Class IV	803,313,103

	TOTAL MUTUAL FUNDS (COST $1,380,000,379)	1,182,270,444

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
454,115	State Street Eurodollar Time Deposit, 0.01%, due 06/01/2016	454,115

	TOTAL SHORT-TERM INVESTMENTS (COST $454,115)	454,115

	TOTAL INVESTMENTS — 100.0% (Cost $1,380,454,494)	1,182,724,559
	Other Assets and Liabilities (net) — 0.00%	209,146

	TOTAL NET ASSETS — 100.0%	$1,182,933,705

GMO SGM Major Markets Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 2.1%

	U.S. Government — 2.1%
6,500,000	U.S. Treasury Note, 0.63%, due 05/31/17	6,491,622
6,500,000	U.S. Treasury Note, 0.75%, due 06/30/17	6,498,479
13,500,000	U.S. Treasury Note, USBM +0.19%, 0.54%, due 04/30/18	13,499,581

	Total U.S. Government	26,489,682

	TOTAL DEBT OBLIGATIONS (COST $26,517,887)	26,489,682

	MUTUAL FUNDS — 68.5%

	Affiliated Issuers — 68.5%
35,434,464	GMO U.S. Treasury Fund	885,861,600

	TOTAL MUTUAL FUNDS (COST $885,817,760)	885,861,600

	SHORT-TERM INVESTMENTS — 30.1%

	Money Market Funds — 1.9%
3,172,647	SSgA USD Liquidity Fund – Class S2 Shares (a)	3,172,647
21,494,369	State Street Institutional Treasury Plus Money Market Fund – Premier Class, 0.16% (b)	21,494,369

	Total Money Market Funds	24,667,016

Par Value ($)	Description	Value ($)
	U.S. Government — 28.2%
7,000,000	Federal Home Loan Bank Discount Notes, due 08/03/16	6,994,939
35,000,000	U.S. Treasury Bill, 0.13%, due 06/09/16 (a) (c)	34,998,845
160,000,000	U.S. Treasury Bill, 0.23%, due 07/07/16 (a) (c) (d)	159,963,200
10,000,000	U.S. Treasury Bill, 0.27%, due 08/04/16 (a) (c)	9,995,210
45,000,000	U.S. Treasury Bill, 0.28%, due 08/11/16 (a) (c)	44,975,655
55,000,000	U.S. Treasury Bill, 0.32%, due 09/15/16 (a) (c)	54,948,025
10,420,000	U.S. Treasury Bill, 0.43%, due 10/20/16 (c)	10,402,724
30,000,000	U.S. Treasury Bill, 0.43%, due 10/27/16 (c) (d)	29,947,890
13,000,000	U.S. Treasury Note, 0.50%, due 11/30/16	12,997,205

	Total U.S. Government	365,223,693

	TOTAL SHORT-TERM INVESTMENTS (COST $389,905,227)	389,890,709

	TOTAL INVESTMENTS — 100.7% (Cost $1,302,240,874)	1,302,241,991
	Other Assets and Liabilities (net) — (0.7%)	(9,019,415)

	TOTAL NET ASSETS — 100.0%	$1,293,222,576

A summary of outstanding financial instruments at May 31, 2016 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/06/2016	JPM	AUD	28,535,749	USD	20,660,533	$39,577
06/06/2016	MSCI	AUD	7,321,094	USD	5,275,507	(14,978)
06/06/2016	SSB	AUD	10,200,000	USD	7,384,861	13,976
06/13/2016	MSCI	CAD	4,240,000	USD	3,265,432	32,217
06/13/2016	SSB	CAD	17,879,170	USD	13,649,784	16,010
06/13/2016	UBS	CAD	2,870,000	USD	2,200,721	12,200
07/18/2016	JPM	CHF	92,581,684	USD	95,405,693	2,066,763
07/18/2016	MSCI	CHF	8,715,017	USD	8,813,768	27,470
07/18/2016	SSB	CHF	5,765,364	USD	5,858,759	46,239
07/05/2016	JPM	EUR	2,200,000	USD	2,461,745	11,076
07/05/2016	MSCI	EUR	3,400,000	USD	3,788,818	1,421
06/23/2016	JPM	GBP	31,155,708	USD	44,925,436	(205,371)
06/23/2016	MSCI	GBP	88,705,957	USD	127,547,342	(948,256)
06/23/2016	SSB	GBP	12,554,814	USD	17,793,980	(392,379)
06/23/2016	UBS	GBP	9,562,952	USD	13,610,711	(241,767)
07/25/2016	SSB	GBP	37,124,071	USD	54,159,936	372,473
08/23/2016	MSCI	GBP	39,000,000	USD	56,911,920	394,542
08/23/2016	SSB	GBP	4,085,143	USD	5,923,049	3,009
06/30/2016	JPM	JPY	683,638,890	USD	6,274,977	95,290
06/30/2016	MSCI	JPY	819,022,350	USD	7,636,655	233,181
06/06/2016	CSI	USD	3,096,497	AUD	4,070,000	(155,369)
06/06/2016	JPM	USD	40,560,379	AUD	53,482,752	(1,911,824)

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/06/2016	MSCI	USD	13,278,717	AUD	17,225,815	$(830,726)
06/06/2016	SSB	USD	14,601,619	AUD	19,210,738	(719,250)
06/13/2016	JPM	USD	26,731,183	CAD	34,137,311	(699,750)
06/13/2016	MSCI	USD	15,997,081	CAD	20,185,917	(604,295)
06/13/2016	SSB	USD	26,626,830	CAD	33,948,663	(739,253)
06/23/2016	JPM	USD	3,890,860	GBP	2,650,000	(52,185)
06/23/2016	SSB	USD	11,183,628	GBP	7,600,000	(174,598)
06/23/2016	UBS	USD	4,768,359	GBP	3,267,743	(34,849)
06/30/2016	JPM	USD	53,353,130	JPY	5,912,487,137	92,225
06/30/2016	MSCI	USD	54,252,815	JPY	6,002,070,276	2,318
06/30/2016	SSB	USD	54,213,367	JPY	6,002,070,277	41,766
07/05/2016	JPM	USD	6,040,055	EUR	5,241,151	(201,726)
07/05/2016	JPM	USD	5,496,327	JPY	595,827,448	(109,323)
07/05/2016	MSCI	USD	6,257,918	EUR	5,437,405	(200,974)
07/05/2016	MSCI	USD	151,500,387	JPY	16,900,291,624	1,298,788
07/05/2016	SSB	USD	101,048,677	EUR	87,967,283	(3,058,377)
07/05/2016	SSB	USD	9,093,354	JPY	1,003,411,127	(21,298)
07/18/2016	SSB	USD	54,511,407	NZD	80,160,886	(399,654)
08/16/2016	JPM	USD	61,613,000	NZD	90,791,796	(416,023)

						$(7,331,684)

GMO SGM Major Markets Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
374	Australian Government Bond 10 Yr.	June 2016	$36,004,547	$616,974
246	Canadian Government Bond 10 Yr.	September 2016	27,255,392	79,656
204	Euro Bund	June 2016	37,238,079	159,649
266	Euro STOXX 50 Futures	June 2016	9,040,681	(19,958)
2,104	FTSE 100 Index	June 2016	190,464,227	3,058,845
6	Hang Seng Index	June 2016	790,690	350
1,821	Mini MSCI Emerging Markets	June 2016	73,349,880	(1,948,250)
29	MSCI Taiwan Index	June 2016	904,220	(1,505)
507	S&P 500 E-Mini Index	June 2016	53,105,715	612,153
187	Silver (a)	July 2016	14,954,390	(85,103)
699	Soybean (a)	July 2016	37,693,575	1,368,677
74	SPI 200	June 2016	7,213,131	(16,487)

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
3,090	U.S. Treasury Note 10 Yr.	September 2016	$400,734,375	$745,767
420	UK Gilt Long Bond	September 2016	75,038,302	119,434

			$963,787,204	$4,690,202

Sales
1,809	Corn (a)	July 2016	$36,609,638	$(3,654,542)
477	Crude Oil (a)	June 2016	23,420,700	(1,411,465)
880	FTSE/JSE TOP 40	June 2016	26,971,789	(923,606)
118	Gold 100 OZ (a)	August 2016	14,366,500	672,339
251	Japanese Government Bond 10 Yr. (OSE)	June 2016	344,073,034	(2,010,282)
757	Nikkei 225 (a)	June 2016	117,608,916	(4,145,694)
61	S&P TSE 60 Index	June 2016	7,645,868	(298,698)

			$570,696,445	$(11,771,948)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

As of May 31, 2016, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

USBM - U.S. Treasury 3 Month Bill Money Market Yield.

The rates shown on variable rate notes are the current interest rates at May 31, 2016, which are subject to change based on the terms of the security.

(a)	All or a portion of this security is owned by GMO Alternative Asset SPC Ltd., which is a 100% owned subsidiary of GMO SGM Major Markets Fund.

(b)	The rate disclosed is the 7 day net yield as of May 31, 2016.

(c)	The rate shown represents yield-to-maturity.

(d)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

Counterparty Abbreviations:

CSI - Credit Suisse International

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

SSB - State Street Bank and Trust Company

UBS - UBS Securities LLC

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NZD - New Zealand Dollar

USD - United States Dollar

GMO Special Opportunities Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 65.3%

	Canada — 2.6%
350,000	Alignvest Acquisition Corp – Class A *	2,586,266
465,000	Canadian Natural Resources Ltd	13,829,100
6,000,000	Jagercor Energy Corp * (a)	228,772
500,000	MEG Energy Corp *	2,310,596
5,500,000	Newalta Corp (a)	6,752,583
1,059,500	Uranium Participation Corp *	3,474,168

	Total Canada	29,181,485

	Germany — 0.8%
175,000	Brenntag AG	9,366,500

	Iceland — 0.0%
93,647,111	Kaupthing EHF Stapled Unit * (b)	—

	Netherlands — 2.9%
890,000	InterXion Holding NV *	33,339,400

	Norway — 0.7%
354,418	Aker ASA – A Shares	7,555,251

	Romania — 2.4%
9,200,000	Electrica SA	27,644,458

	United States — 55.9%
4,630,000	Ally Financial, Inc. *	83,062,200
30,000	Amazon.com, Inc. *	21,683,700
790,000	American International Group, Inc.	45,725,200
175,000	AMETEK, Inc.	8,368,500
170,000	Berkshire Hathaway, Inc. – Class B *	23,891,800
1,150,000	Cimpress NV *	115,195,500
600,000	Community Health Systems, Inc. *	8,064,000
1,000,000	Double Eagle Acquisition Corp. *	9,960,000
276,421	Esterline Technologies Corp. *	18,633,539
150,000	Fogo De Chao, Inc. *	2,016,000
2,100,000	General Motors Co.	65,688,000
510,000	HEICO Corp. – Class A	28,136,700
1,597,544	Interactive Brokers Group, Inc. – Class A	64,189,318
450,000	Leucadia National Corp.	8,145,000
400,000	Liberty Global Plc LiLAC – Class A *	16,432,000
800,000	Liberty Global Plc LiLAC – Class C *	34,168,000
1,300,000	Liberty Global Plc – Class A *	48,555,000
300,000	Quinpario Acquisition Corp. 2 *	2,940,000
150,000	Quorum Health Corp. *	1,987,500
870,000	Trupanion, Inc. *	13,154,400
615,209	Yelp, Inc. *	16,112,324

	Total United States	636,108,681

	TOTAL COMMON STOCKS (COST $692,922,030)	743,195,775

Shares / Par Value		Description	Value ($)
		RIGHTS/WARRANTS — 1.1%

		Argentina — 0.4%
	35,000,000	Republic of Argentina GDP Linked, Expires 12/15/35	3,933,219

		Canada — 0.0%
	175,000	Alignvest Acquisition Corp Warrants, Expires 06/15/23 *	38,701
	3,000,000	Jagercor Energy Corp Warrants, Expires 11/17/16 * (a)	—

		Total Canada	38,701

		United States — 0.7%
	441,238	American International Group, Inc., Warrants, Expires 01/19/21 *	8,330,573

		TOTAL RIGHTS/WARRANTS (COST $13,349,845)	12,302,493

		INVESTMENT FUNDS — 2.4%

		Romania — 2.4%
	151,243,100	Fondul Proprietatea SA Fund *	27,417,526

		TOTAL INVESTMENT FUNDS (COST $35,367,956)	27,417,526

		DEBT OBLIGATIONS — 10.7%

		Convertible Debt — 0.1%
		United States — 0.1%
	2,000,000	Cobalt International Energy, Inc., 2.63%, due 12/01/19	835,000

		Corporate Debt — 8.2%
		Canada — 2.7%
	13,620,000	MEG Energy Corp, 144A, 6.38%, due 01/30/23	10,419,300
CAD	2,650,000	Newalta Corp, Reg S, 5.88%, due 04/01/21	1,505,510
CAD	1,816,000	Newalta Corp, 7.75%, due 11/14/19	1,184,032
	4,758,000	Tervita Corp, 144A, 8.00%, due 11/15/18	4,181,092
CAD	16,039,000	Tervita Corp, 144A, 9.00%, due 11/15/18	10,518,580
	14,925,000	Tervita Corp, 144A, 10.88%, due 02/15/18	2,910,375

		Total Canada	30,718,889

		Iceland — 1.9%
GBP	19,947,229	Kaupthing Bank HF	22,029,054

		Jamaica — 1.6%
	13,500,000	Digicel Group Ltd, 144A, 7.13%, due 04/01/22	10,428,750

GMO Special Opportunities Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Par Value ($)	Description	Value ($)
	Corporate Debt — continued
	Jamaica — continued
9,220,000	Digicel Group Ltd, 144A, 8.25%, due 09/30/20	7,940,725

	Total Jamaica	18,369,475

	United States — 2.0%
7,500,000	Pacific Drilling SA, 144A, 5.38%, due 06/01/20	2,456,250
7,500,000	Pacific Drilling V Ltd., 144A, 7.25%, due 12/01/17	3,112,500
7,500,000	Weatherford International LLC, 6.80%, due 06/15/37	5,025,000
5,000,000	Weatherford International Ltd., 5.95%, due 04/15/42	3,187,500
8,000,000	Weatherford International Ltd., 6.50%, due 08/01/36	5,180,000
2,000,000	Weatherford International Ltd., 6.75%, due 09/15/40	1,320,000
3,000,000	Weatherford International Ltd., 7.00%, due 03/15/38	2,010,000

	Total United States	22,291,250

	Total Corporate Debt	93,408,668

	Municipal Obligations — 2.4%
	Puerto Rico — 2.4%
100,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, 5.00%, due 07/01/17	71,504
55,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, 5.80%, due 07/01/23	30,113
60,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, 5.80%, due 07/01/23	32,850
800,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, 5.50%, due 07/01/28	537,000
210,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, 6.05%, due 07/01/28	112,350
225,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, 6.10%, due 07/01/34	119,250
90,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, 6.10%, due 07/01/34	47,700
10,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 4.00%, due 07/01/19	6,863
355,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 5.00%, due 07/01/19	244,531
375,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 4.90%, due 07/01/20	253,125

Par Value ($)	Description	Value ($)
	Municipal Obligations — continued
	Puerto Rico — continued
250,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 5.00%, due 07/01/21	169,687
630,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 4.00%, due 07/01/22	419,737
1,020,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 5.00%, due 07/01/22	689,775
195,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 5.00%, due 07/01/23	130,163
1,740,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 4.25%, due 07/01/25	1,159,275
90,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 4.50%, due 07/01/27	59,738
30,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 5.35%, due 07/01/27	19,425
400,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 6.05%, due 07/01/28	214,000
45,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 5.25%, due 07/01/29	29,981
9,690,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 5.00%, due 07/01/33	6,359,062
1,200,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 5.75%, due 07/01/37	799,500
350,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 6.15%, due 07/01/38	226,625
7,270,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 5.25%, due 07/01/42	4,807,287
2,655,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 6.00%, due 07/01/47	1,788,806
125,000	Puerto Rico Commonwealth Industrial Development Co., 5.15%, due 07/01/18	78,054
80,000	Puerto Rico Commonwealth Industrial Development Co., 6.70%, due 07/01/21	47,800
8,880,000	Puerto Rico Commonwealth Industrial Development Co., 5.20%, due 07/01/23	5,172,600
4,230,000	Puerto Rico Commonwealth Industrial Development Co., 5.25%, due 07/01/28	2,442,825
1,220,000	Puerto Rico Commonwealth Industrial Development Co., (Capital Appreciation), due 07/01/17	768,600

GMO Special Opportunities Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Par Value ($) / Shares	Description	Value ($)
	Municipal Obligations — continued
	Puerto Rico — continued
370,000	Puerto Rico Commonwealth Industrial Development Co., (Capital Appreciation), due 07/01/18	225,619

	Total Puerto Rico	27,063,845

	Total Municipal Obligations	27,063,845

	TOTAL DEBT OBLIGATIONS (COST $117,277,184)	121,307,513

	SHORT-TERM INVESTMENTS — 19.7%

	Money Market Funds — 0.5%
5,314,976	State Street Institutional Treasury Money Market Fund-Premier Class, 0.18% (c) (d)	5,314,976

	U.S. Government — 19.2%
1,500,000	U.S. Treasury Bill, 0.07%, due 06/02/16 (c) (e)	1,499,994
40,000,000	U.S. Treasury Bill, 0.18%, due 06/23/16 (e)	39,995,480
68,500,000	U.S. Treasury Bill, 0.23%, due 07/07/16 (c) (e) (f)	68,484,245
60,000,000	U.S. Treasury Bill, 0.27%, due 08/04/16 (e) (f)	59,971,260
15,000,000	U.S. Treasury Bill, 0.28%, due 08/11/16 (e)	14,991,885
21,700,000	U.S. Treasury Bill, 0.33%, due 09/22/16 (e)	21,677,649
2,000,000	U.S. Treasury Bill, 0.44%, due 09/01/16 (e)	1,997,746
10,000,000	U.S. Treasury Bill, 0.45%, due 11/17/16 (e) (f)	9,979,250

	Total U.S. Government	218,597,509

	TOTAL SHORT-TERM INVESTMENTS (COST $223,883,810)	223,912,485

	TOTAL INVESTMENTS — 99.2% (Cost $1,082,800,825)	1,128,135,792
	Other Assets and Liabilities (net) — 0.8%	9,601,361

	TOTAL NET ASSETS — 100.0%	$1,137,737,153

A summary of outstanding financial instruments at May 31, 2016 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/09/2016	MSCI	CAD	22,400,000	USD	17,007,322	$(73,795)
08/22/2016	BCLY	EUR	7,370,000	USD	8,280,342	57,260
08/22/2016	GS	EUR	7,370,000	USD	8,285,612	62,530
08/22/2016	MSCI	EUR	7,260,000	USD	8,157,554	57,204
06/27/2016	BOA	RON	143,600,000	USD	36,225,120	843,247
08/22/2016	GS	USD	7,821,454	EUR	7,000,000	(11,200)

						$935,246

Futures Contracts (c)

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
25	Natural Gas	September 2020	$193,250	$(67,687)
25	Natural Gas	May 2020	187,375	(73,563)
25	Natural Gas	December 2019	208,938	(52,000)
25	Natural Gas	January 2020	207,063	(53,875)
25	Natural Gas	April 2020	185,375	(75,563)
25	Natural Gas	March 2020	185,500	(75,438)
25	Natural Gas	November 2020	207,625	(53,312)
25	Natural Gas	July 2020	191,125	(69,813)
25	Natural Gas	August 2020	191,188	(69,750)
25	Natural Gas	February 2020	203,000	(57,937)
25	Natural Gas	October 2020	198,250	(62,687)
25	Natural Gas	June 2020	189,563	(71,375)
133	Uranium Futures	May 2017	940,975	(225,029)
133	Uranium Futures	April 2017	935,987	(230,017)
133	Uranium Futures	January 2017	922,687	(243,317)
133	Uranium Futures	June 2017	942,637	(223,367)
133	Uranium Futures	March 2017	931,000	(235,004)
133	Uranium Futures	February 2017	929,337	(236,667)

			$7,950,875	$(2,176,401)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

GMO Special Opportunities Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Written Options

Equity Options

Number of Contracts		Expiration Date	Description	Premiums	Value
Put	80	10/21/2016	Amazon.com, Inc., Strike 600	$456,173	$(113,600)
Put	80	10/21/2016	Amazon.com, Inc., Strike 615	419,738	(133,840)
Put	550	10/21/2016	Cimpress NV, Strike 90	556,711	(313,500)
Put	2,400	01/20/2017	Yelp, Inc., Strike 26	1,102,659	(1,104,000)

				$2,535,281	$(1,664,940)

Swap Contracts

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Net Unrealized Appreciation/ (Depreciation)
50,000,000	USD	12/20/2016	CSI	(Pay)	1.00%	0.11%	AIG	N/A	$592,846

							Premiums to (Pay) Receive		$—

^	Receive - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(Pay) - Fund pays a premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	As of May 31, 2016, implied credit spreads in absolute terms, calculated using a model, and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e., higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

As of May 31, 2016, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

GMO Special Opportunities Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

May 31, 2016 (Unaudited)

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

GDP - Gross Domestic Product

Reg S - Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

*	Non-income producing security.

(a)	Affiliated company.

(b)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees.

(c)	All or a portion of this security is owned by GMO Special Opportunities SPC Ltd., which is a 100% owned subsidiary of GMO Special Opportunities Fund.

(d)	The rate disclosed is the 7 day net yield as of May 31, 2016.

(e)	The rate shown represents yield-to-maturity.

(f)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

Counterparty Abbreviations:

BCLY - Barclays Bank plc

BOA - Bank of America, N.A.

CSI - Credit Suisse International

GS - Goldman Sachs International

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

CAD - Canadian Dollar

EUR - Euro

GBP - British Pound

RON - Romanian Leu

USD - United States Dollar

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2016 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 95.8%

	Affiliated Issuers — 95.8%
3,459,900	GMO Debt Opportunities Fund, Class VI	86,601,290
10,945,947	GMO Emerging Country Debt Fund, Class IV	101,797,305
42,412,838	GMO Emerging Markets Fund, Class VI	360,509,126
31,056,809	GMO International Equity Fund, Class IV	622,378,447
28,090,642	GMO U.S. Equity Allocation Fund, Class VI	416,022,414
14,650,477	GMO U.S. Treasury Fund	366,261,914

	TOTAL MUTUAL FUNDS (COST $2,126,950,463)	1,953,570,496

	DEBT OBLIGATIONS — 4.2%

	Asset-Backed Securities — 0.0%
507,632	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.75%, due 05/28/39	269,155

	U.S. Government — 4.2%
24,517,225	U.S. Treasury Inflation Indexed Bond, 1.75%, due 01/15/28 (a)	28,064,230
14,228,254	U.S. Treasury Inflation Indexed Bond, 2.38%, due 01/15/27 (a)	17,125,226
22,376,091	U.S. Treasury Inflation Indexed Bond, 2.50%, due 01/15/29 (a)	27,730,623
7,819,642	U.S. Treasury Inflation Indexed Bond, 3.88%, due 04/15/29 (a)	11,033,843

	Total U.S. Government	83,953,922

	TOTAL DEBT OBLIGATIONS (COST $81,938,711)	84,223,077

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
507,794	State Street Institutional Treasury Money Market Fund-Premier Class, 0.18% (b)	507,794

	TOTAL SHORT-TERM INVESTMENTS (COST $507,794)	507,794

	TOTAL INVESTMENTS — 100.0% (Cost $2,209,396,968)	2,038,301,367
	Other Assets and Liabilities (net) — 0.00%	476,682

	TOTAL NET ASSETS — 100.0%	$2,038,778,049

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

LIBOR - London Interbank Offered Rate

The rates shown on variable rate notes are the current interest rates at May 31, 2016, which are subject to change based on the terms of the security.

(a)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic.

(b)	The rate disclosed is the 7 day net yield as of May 31, 2016.

As of May 31, 2016, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Alpha Only Fund	284,829,655	12,278,428	(10,765,264)	1,513,164
Benchmark-Free Allocation Fund	16,885,493,590	304,383,147	(1,062,550,194)	(758,167,047)
Benchmark-Free Fund	4,418,558,158	125,714,747	(136,695,642)	(10,980,895)
Global Asset Allocation Fund	3,643,473,645	4,632,289	(419,477,555)	(414,845,266)
Global Developed Equity Allocation Fund	1,541,720,001	—	(217,634,780)	(217,634,780)
Global Equity Allocation Fund	3,599,617,051	—	(627,783,869)	(627,783,869)
Consolidated Implementation Fund	13,764,696,336	409,777,719	(727,825,773)	(318,048,054)
International Developed Equity Allocation Fund	1,267,101,844	—	(229,559,743)	(229,559,743)
International Equity Allocation Fund	1,444,714,931	—	(261,990,372)	(261,990,372)
Consolidated SGM Major Markets Fund	1,299,949,254	2,666,997	(60,109)	2,606,888
Consolidated Special Opportunities Fund	1,088,582,345	73,332,755	(35,786,073)	37,546,682
Strategic Opportunities Allocation Fund	2,223,395,576	6,153,108	(191,247,317)	(185,094,209)

Investments in affiliated issuers

The Funds may make investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Funds’ Schedule of Investments.

A summary of the Funds’ transactions in the shares of other funds of the GMO Trust during the period ended May 31, 2016 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Value, end of period
Alpha Only Fund
GMO U.S. Treasury Fund	$3,011,692	$55,367,916	$39,050,000	$17,929	$19,321,787

Benchmark-Free Allocation Fund
GMO Debt Opportunities Fund, Class VI	$775,552,374	$39,527,392	$50,443,400	$—	$779,287,571
GMO Emerging Country Debt Fund, Class IV	748,622,535	3,523,411	80,347,707	—	725,409,766
GMO Implementation Fund	13,227,455,053	113,936,103	994,357,681	—	13,004,285,144
GMO SGM Major Markets Fund, Class VI	814,182,754	32,112,488	27,962,592	—	800,214,150
GMO Special Opportunities Fund, Class VI	839,489,834	—	107,109,523	—	809,712,501

Totals	$16,405,302,550	$189,099,394	$1,260,220,903	$—	$16,118,909,132

Benchmark-Free Fund
GMO Debt Opportunities Fund, Class VI	$246,974,456	$—	$—	$—	$251,598,316
GMO Emerging Country Debt Fund, Class IV	242,720,374	—	—	—	260,658,139
GMO Emerging Markets Fund, Class VI	411,052,988	—	9,765,960	—	453,494,647
GMO SGM Major Markets Fund, Class VI	200,160,790	—	—	—	195,647,243
GMO Special Opportunities Fund, Class VI	272,146,747	—	—	—	298,412,921
GMO U.S. Treasury Fund	204,990,090	108,190,014	196,000,000	190,014	117,203,220

Totals	$1,578,045,445	$108,190,014	$205,765,960	$190,014	$1,577,014,486

Global Asset Allocation Fund
GMO Alpha Only Fund, Class IV	$99,903,387	$—	$2,519,397	$—	$96,665,478
GMO Asset Allocation Bond Fund, Class VI	666,921,092	4,859,076	25,481,051	—	646,037,229
GMO Debt Opportunities Fund, Class VI	155,335,123	—	4,680,310	—	153,536,859
GMO Emerging Country Debt Fund, Class IV	150,074,191	—	14,952,336	—	145,925,429
GMO Emerging Markets Fund, Class VI	433,780,941	—	66,879,393	—	421,448,068
GMO International Equity Fund, Class IV	760,145,595	394,301	86,477,394	—	743,192,121
GMO Risk Premium Fund, Class VI	85,983,383	—	4,337,376	—	86,083,202
GMO SGM Major Markets Fund, Class VI	99,883,924	—	573,539	—	97,067,583
GMO U.S. Equity Allocation Fund, Class VI	544,247,275	—	52,257,964	—	534,273,675
GMO U.S. Treasury Fund	320,035,653	23,549,865	39,889,084	339,839	303,694,559

Totals	$3,316,310,564	$28,803,242	$298,047,844	$339,839	$3,227,924,203

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Value, end of period
Global Developed Equity Allocation Fund
GMO Emerging Markets Fund, Class VI	$146,525,557	$—	$31,963,603	$—	$133,073,549
GMO International Equity Fund, Class IV	648,877,447	—	94,781,034	—	613,941,100
GMO U.S. Equity Allocation Fund, Class VI	636,945,658	—	109,728,009	—	576,605,242

Totals	$1,432,348,662	$—	$236,472,646	$—	$1,323,619,891

Global Equity Allocation Fund
GMO Emerging Markets Fund, Class VI	$643,097,271	$1,567,213	$74,765,071	$—	$648,409,520
GMO International Equity Fund, Class IV	1,159,489,783	—	33,914,783	—	1,230,837,035
GMO U.S. Equity Allocation Fund, Class VI	1,075,713,572	—	65,859,435	—	1,091,604,385

Totals	$2,878,300,626	$1,567,213	$174,539,289	$—	$2,970,850,940

International Developed Equity Allocation Fund
GMO Emerging Markets Fund, Class VI	$94,700,211	$959,669	$4,528,188	$—	$103,278,597
GMO International Equity Fund, Class IV	847,974,621	9,575,506	1,631,214	—	933,809,564

Totals	$942,674,832	$10,535,175	$6,159,402	$—	$1,037,088,161

International Equity Allocation Fund
GMO Emerging Markets Fund, Class VI	$369,371,327	$9,765,960	$46,370,103	$—	$378,957,341
GMO International Equity Fund, Class IV	765,062,070	32,755,289	65,484,425	—	803,313,103

Totals	$1,134,433,397	$42,521,249	$111,854,528	$—	$1,182,270,444

Consolidated GMO SGM Major Markets Fund
GMO U.S. Treasury Fund	$939,856,415	$10,983,459	$65,000,000	$983,460	$885,861,600

Totals	$939,856,415	$10,983,459	$65,000,000	$983,460	$885,861,600

Strategic Opportunities Allocation Fund
GMO Debt Opportunities Fund, Class VI	$86,283,231	$—	$1,292,148	$—	$86,601,290
GMO Emerging Country Debt Fund, Class IV	98,375,017	—	3,847,921	—	101,797,305
GMO Emerging Markets Fund, Class VI	361,131,996	—	46,300,444	—	360,509,126
GMO International Equity Fund, Class IV	558,786,340	18,524,469	6,429,859	—	622,378,447
GMO U.S. Equity Allocation Fund, Class VI	402,543,560	—	18,039,756	—	416,022,414
GMO U.S. Treasury Fund	143,377,530	233,834,950	10,859,731	266,161	366,261,914

Totals	$1,650,497,674	$252,359,419	$86,769,859	$266,161	$1,953,570,496

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2016 through May 31, 2016. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2017.

Investments in other affiliated issuers

An affiliated company for the purposes of this disclosure is a company in which a Fund has or had direct ownership of at least 5% of the issuer’s voting securities. A summary of the Funds’ transactions involving companies that are or were affiliates during the period ended May 31, 2016 is set forth below:

Affiliate	Value, beginning of period		Purchases	Sales Proceeds	Dividend Income	Value, end of period
Consolidated Special Opportunities Fund
Jagercor Energy Corp	$155,211		$—	$—	$—	$228,772
Jagercor Energy Corp Warrants	0	*	—	—	—	0	*
Newalta Corp	—		4,671,298	—	—	6,752,583

Totals	$155,211		$4,671,298	$—	$—	$6,981,355

*	Represents the interest in securities that were determined to have a value of zero.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. GMO believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value a Fund ultimately realizes upon sale of those securities.

Basis of presentation and principles of consolidation: Implementation Fund, Special Opportunities Fund and SGM Major Markets Fund

Implementation Fund, Special Opportunities Fund and SGM Major Markets Fund include the accounts of their wholly-owned subsidiaries Implementation SPC Ltd., Special Opportunities SPC Ltd. and Alternative Asset SPC Ltd. (each a “wholly-owned subsidiary”), respectively, and the accompanying schedules of investments have been consolidated for those accounts. The consolidated schedules of investments include all of the assets and liabilities of each wholly-owned subsidiary.

Portfolio valuation

Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. Direct investments held by the Funds and underlying funds are valued as follows: Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Over-the-counter (“OTC”) derivatives are generally valued at the price determined by an industry standard model. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees of GMO Trust (the “Trustees”) or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the period ended May 31, 2016, the Funds did not reduce the value of any of their OTC derivatives contracts, if any, based on the creditworthiness of their counterparties. See “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equities that trade in non-U.S. securities markets which close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds, held either directly or through investments in the underlying funds, that were valued using fair value inputs obtained from that independent pricing service as of May 31, 2016. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below and are described in the disclosures of the underlying funds.

Typically, the Funds and the underlying funds value fixed income securities at the most recent price supplied by a specific relevant pricing source determined by GMO. Although GMO normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. GMO monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Alternative pricing sources are often but not always available for securities held by the Funds and the underlying funds, although the prices supplied by those alternative sources do not necessarily align with the prices supplied by primary pricing sources. See the table below for information about securities for which no alternative pricing source was available.

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third party pricing source in accordance with the market practice for that security. If an updated quoted price for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use the last quoted price so long as GMO believes that the quoted price continues to represent that security’s fair value.

In the case of derivatives, prices determined by a model may reflect an estimate of the average of bid and ask prices, regardless of whether a Fund has a long position or a short position.

As discussed above, certain of the Funds and underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees, fair valued using inputs obtained from an independent pricing service, or valued using prices for which no alternative pricing source was available. The table below presents securities and/or derivatives on a net basis, based on market values or unrealized appreciation/(depreciation), which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of May 31, 2016 is as follows:

Securities and derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees		Fair valued using inputs obtained from an independent pricing service (Net)	Single source; No alternative pricing source was available
Alpha Only Fund	< 1%		33%	—
Benchmark-Free Allocation Fund	< 1%		27%	1%
Benchmark-Free Fund	—		32%	< 1%
Global Asset Allocation Fund	< 1%		35%	< 1%
Global Developed Equity Allocation Fund	< 1%		53%	—
Global Equity Allocation Fund	< 1%		59%	—
Consolidated Implementation Fund	< 1%		34%	< 1%
International Developed Equity Allocation Fund	< 1%		94%	—
International Equity Allocation Fund	< 1%		95%	—
Consolidated SGM Major Markets Fund	—		1%	—
Consolidated Special Opportunities Fund	0%	*	4%	—
Strategic Opportunities Allocation Fund	< 1%		45%	< 1%

*	Represents the interest in securities that were determined to have a value of zero at May 31, 2016.

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). Other than Funds with investments valued using unadjusted prices supplied by a third-party pricing source (e.g., broker quotes) or as disclosed in the Asset and Liability Valuation Inputs table below, there were no other Funds with classes of investments or derivatives with direct material Level 3 holdings at May 31, 2016.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, certain U.S. government obligations, derivatives actively traded on a national securities exchange (such as some futures and options), and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include certain U.S. government agency securities, mortgage-backed securities, asset-backed securities, certain sovereign debt obligations, and corporate bonds valued using vendor prices or broker quotes; cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, certain debt securities (such as asset-backed, mortgage-backed, loans and sovereign debt) and derivatives even though they are valued using broker quotes; certain debt securities and derivatives adjusted by a specified discount for liquidity or other considerations; securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; potential litigation recoveries and interests related to bankruptcy proceedings; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a relevant index; and certain securities that are valued using a price from a comparable security related to the same issuer and certain recently acquired equity securities that have yet to begin trading that are valued at cost.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of May 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Alpha Only Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$2,455,222	$—	$2,455,222
Austria	—	106,350	—	106,350
Belgium	—	328,976	—	328,976
Brazil	—	879,763	—	879,763
Chile	220,844	197,364	—	418,208
China	13,575	8,709,594	—	8,723,169
Colombia	111,711	—	—	111,711
Czech Republic	—	57,939	—	57,939
Denmark	—	167,348	—	167,348
Egypt	—	59,422	—	59,422
Finland	—	385,781	—	385,781
France	—	4,932,479	—	4,932,479
Germany	—	3,762,815	—	3,762,815
Greece	—	223,446	—	223,446
Hong Kong	—	1,255,176	—	1,255,176
Hungary	—	99,310	—	99,310
India	756,614	2,340,855	—	3,097,469
Indonesia	—	766,410	—	766,410
Israel	—	266,578	—	266,578
Italy	—	980,220	—	980,220
Japan	—	10,554,537	—	10,554,537
Malaysia	—	1,134,152	—	1,134,152
Mexico	1,400,952	—	—	1,400,952
Netherlands	15,636	1,919,684	—	1,935,320
New Zealand	—	68,515	—	68,515
Norway	—	402,999	—	402,999
Peru	163,123	—	—	163,123
Philippines	—	521,578	—	521,578
Poland	—	424,599	—	424,599
Portugal	—	89,682	—	89,682
Qatar	—	308,301	—	308,301
Russia	89,352	1,178,782	—	1,268,134
Singapore	—	475,072	—	475,072
South Africa	—	2,403,779	—	2,403,779
South Korea	—	4,991,904	—	4,991,904
Spain	—	1,431,753	—	1,431,753
Sweden	—	967,358	—	967,358
Switzerland	—	7,394,887	—	7,394,887
Taiwan	—	4,030,033	—	4,030,033
Thailand	—	823,282	—	823,282
Turkey	—	504,514	—	504,514
United Arab Emirates	—	320,940	—	320,940
United Kingdom	—	24,914,494	—	24,914,494
United States	152,620,379	—	—	152,620,379

TOTAL COMMON STOCKS	155,392,186	92,835,893	—	248,228,079

Preferred Stocks
Brazil	—	1,440,584	—	1,440,584
Colombia	39,095	—	—	39,095
Germany	—	248,813	—	248,813
Russia	—	85,751	—	85,751
South Korea	—	339,887	—	339,887

TOTAL PREFERRED STOCKS	39,095	2,115,035	—	2,154,130

Description	Level 1	Level 2	Level 3	Total
Alpha Only Fund (continued)
Asset Valuation Inputs (continued)
Rights/Warrants
Spain	$1,734	$—	$—	$1,734
United Arab Emirates	2,491	—	—	2,491

TOTAL RIGHTS/WARRANTS	4,225	—	—	4,225

Mutual Funds	19,321,787	—	—	19,321,787

Short-Term Investments	16,634,598	—	—	16,634,598

Total Investments	191,391,891	94,950,928	—	286,342,819

Total	$191,391,891	$94,950,928	$—	$286,342,819

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(108,542)	$—	$(108,542)
Futures Contracts
Equity Risk	(14,394,829)	—	—	(14,394,829)

Total	$(14,394,829)	$(108,542)	$—	$(14,503,371)

Benchmark-Free Allocation Fund
Asset Valuation Inputs
Mutual Funds	$16,118,909,132	$—	$—	$16,118,909,132
Short-Term Investments	8,417,411	—	—	8,417,411

Total Investments	16,127,326,543	—	—	16,127,326,543

Total	$16,127,326,543	$—	$—	$16,127,326,543

Benchmark-Free Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$30,848,657	$—	$30,848,657
Austria	—	3,868,303	—	3,868,303
Belgium	—	8,705,082	—	8,705,082
Brazil	—	10,711,566	—	10,711,566
Canada	38,055,357	—	—	38,055,357
China	52,393,948	93,372,682	—	145,766,630
Czech Republic	—	2,721,483	—	2,721,483
Denmark	1,176,840	3,481,487	—	4,658,327
Finland	—	7,205,761	—	7,205,761
France	747,208	76,667,519	—	77,414,727
Germany	—	75,192,718	—	75,192,718
Hong Kong	—	26,273,028	—	26,273,028
Hungary	—	1,847,684	—	1,847,684
India	10,514,070	8,732,174	—	19,246,244
Ireland	—	1,605,611	—	1,605,611
Israel	8,656,888	9,313,877	—	17,970,765
Italy	—	15,988,055	—	15,988,055
Japan	—	180,489,803	—	180,489,803
Mexico	17,164,827	—	—	17,164,827
Netherlands	1,715,673	27,807,985	—	29,523,658
New Zealand	—	1,870,014	—	1,870,014
Norway	—	12,506,673	—	12,506,673
Peru	2,088,980	—	—	2,088,980
Poland	—	4,603,386	—	4,603,386
Portugal	—	984,634	—	984,634
Russia	—	17,097,746	—	17,097,746
Singapore	—	6,464,078	—	6,464,078
South Africa	—	36,157,511	—	36,157,511
South Korea	—	61,890,012	—	61,890,012
Spain	—	22,240,018	—	22,240,018

Description	Level 1	Level 2	Level 3	Total
Benchmark-Free Fund (continued)
Asset Valuation Inputs (continued)
Sweden	$—	$10,709,489	$—	$10,709,489
Switzerland	—	32,224,673	—	32,224,673
Taiwan	18,222,136	45,449,219	—	63,671,355
Thailand	—	2,335,257	—	2,335,257
Turkey	—	17,908,581	—	17,908,581
United Kingdom	1,612,710	121,901,898	—	123,514,608
United States	596,307,375	—	—	596,307,375

TOTAL COMMON STOCKS	748,656,012	979,176,664	—	1,727,832,676

Mutual Funds
United States	1,577,014,486	—	—	1,577,014,486

TOTAL MUTUAL FUNDS	1,577,014,486	—	—	1,577,014,486

Preferred Stocks
Brazil	2,884,401	17,915,875	—	20,800,276
Chile	—	154,645	—	154,645
Germany	—	4,872,216	—	4,872,216
Russia	—	6,777,371	—	6,777,371
South Korea	—	6,092,420	—	6,092,420

TOTAL PREFERRED STOCKS	2,884,401	35,812,527	—	38,696,928

Rights/Warrants
Brazil	—	5,422	—	5,422
South Korea	—	—	731	731

TOTAL RIGHTS/WARRANTS	—	5,422	731	6,153

Debt Obligations
United States	65,298,180	224,032,493	—	289,330,673

TOTAL DEBT OBLIGATIONS	65,298,180	224,032,493	—	289,330,673

Short-Term Investments	432,881,549	341,814,798	—	774,696,347

Total Investments	2,826,734,628	1,580,841,904	731	4,407,577,263

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	5,275,971	—	5,275,971

Total	$2,826,734,628	$1,586,117,875	$731	$4,412,853,234

Global Asset Allocation Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$282,734	$—	$282,734

TOTAL DEBT OBLIGATIONS	—	282,734	—	282,734

Mutual Funds	3,227,924,203	—	—	3,227,924,203
Short-Term Investments	421,442	—	—	421,442

Total Investments	3,228,345,645	282,734	—	3,228,628,379

Total	$3,228,345,645	$282,734	$—	$3,228,628,379

Global Developed Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$1,323,619,891	$—	$—	$1,323,619,891
Short-Term Investments	465,330	—	—	465,330

Total Investments	1,324,085,221	—	—	1,324,085,221

Total	$1,324,085,221	$—	$—	$1,324,085,221

Global Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$2,970,850,940	$—	$—	$2,970,850,940
Short-Term Investments	982,242	—	—	982,242

Total Investments	2,971,833,182	—	—	2,971,833,182

Total	$2,971,833,182	$—	$—	$2,971,833,182

Description	Level 1	Level 2	Level 3		Total
Implementation Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$109,305,778	$—		$109,305,778
Austria	—	13,207,167	—		13,207,167
Belgium	1,539,884	42,695,364	—		44,235,248
Brazil	—	74,679,402	—		74,679,402
Canada	152,780,464	—	—		152,780,464
Chile	—	1,162,882	—		1,162,882
China	165,855,957	647,288,675	0	**	813,144,632
Czech Republic	—	29,434,462	—		29,434,462
Denmark	4,270,248	39,031,270	—		43,301,518
Finland	—	19,953,899	—		19,953,899
France	5,002,412	260,806,572	—		265,808,984
Germany	—	232,743,289	—		232,743,289
Hong Kong	—	79,718,910	—		79,718,910
Hungary	—	28,068,938	—		28,068,938
India	41,771,019	70,485,317	—		112,256,336
Indonesia	—	1,213,032	—		1,213,032
Ireland	—	4,633,783	—		4,633,783
Israel	23,051,673	22,806,325	—		45,857,998
Italy	—	92,174,819	—		92,174,819
Japan	—	566,545,158	—		566,545,158
Malaysia	—	240,978	—		240,978
Mexico	61,605,751	—	—		61,605,751
Netherlands	6,969,909	122,026,687	—		128,996,596
New Zealand	—	2,209,753	—		2,209,753
Norway	1,494,048	45,392,665	—		46,886,713
Poland	—	40,638,249	—		40,638,249
Portugal	—	4,491,321	—		4,491,321
Russia	—	151,817,881	—		151,817,881
Singapore	—	19,299,328	—		19,299,328
South Africa	1,378,267	183,576,002	171		184,954,440
South Korea	—	426,976,726	—		426,976,726
Spain	23,994,867	65,263,506	—		89,258,373
Sweden	—	45,087,420	—		45,087,420
Switzerland	16,656,046	97,932,513	—		114,588,559
Taiwan	78,615,990	310,186,839	—		388,802,829
Thailand	—	18,018,186	—		18,018,186
Turkey	—	110,804,443	—		110,804,443
United Arab Emirates	—	1,953,201	—		1,953,201
United Kingdom	10,402,403	374,422,475	6,345,639		391,170,517
United States	2,582,280,531	4,040,800	—		2,586,321,331

TOTAL COMMON STOCKS	3,177,669,469	4,360,334,015	6,345,810		7,544,349,294

Preferred Stocks
Brazil	1,481,565	120,792,025	—		122,273,590
Germany	—	16,878,985	—		16,878,985
Russia	—	24,779,112	—		24,779,112
South Korea	—	27,200,392	—		27,200,392

TOTAL PREFERRED STOCKS	1,481,565	189,650,514	—		191,132,079

Rights/Warrants
Brazil	62,484	—	—		62,484
United Arab Emirates	157,286	—	—		157,286
United States	117,264	—	683,940		801,204

TOTAL RIGHTS/WARRANTS	337,034	—	683,940		1,020,974

Debt Obligations
Canada	—	121,765,094	—		121,765,094
Denmark	—	—	31,061,641		31,061,641
Puerto Rico	—	16,055,247	—		16,055,247
United Kingdom	—	42,729,156	—		42,729,156
United States	322,387,508	955,922,194	53,635,971		1,331,945,673

TOTAL DEBT OBLIGATIONS	322,387,508	1,136,471,691	84,697,612		1,543,556,811

Description	Level 1	Level 2	Level 3	Total
Implementation Fund (continued)
Asset Valuation Inputs (continued)
Options Purchased	$2,432,882	$28,908,709	$14,520,138	$45,861,729
Short-Term Investments	2,861,003,548	1,259,738,404	—	4,120,741,952

Total Investments	6,365,312,006	6,975,103,333	106,247,500	13,446,662,839

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	22,567,160	—	22,567,160
Swap Contracts
Credit Risk	—	10,071,951	—	10,071,951
Equity Risk***	—	—	2,548	2,548
Interest Rate Risk	—	194,891,571	478,264	195,369,835

Total	$6,365,312,006	$7,202,634,015	$106,728,312	$13,674,674,333

Liability Valuation Inputs
Derivatives*
Common Stocks
Canada	$(70,872,113)	$—	$—	$(70,872,113)
Netherlands	—	(28,760,135)	—	(28,760,135)
United Kingdom	(16,302,962)	(24)	—	(16,302,986)
United States	(160,579,727)	—	—	(160,579,727)

TOTAL COMMON STOCKS	(247,754,802)	(28,760,159)	—	(276,514,961)

Forward Currency Contracts
Foreign Currency Risk	—	(11,509,025)	—	(11,509,025)
Futures Contracts
Interest Rate Risk	(23,399)	—	—	(23,399)
Written Options
Equity Risk	(2,386,154)	—	—	(2,386,154)
Interest Rate Risk	—	(16,186,813)	—	(16,186,813)
Swap Contracts
Credit Risk	—	(48,165)	—	(48,165)
Equity Risk***	—	(24,691)	(849,720)	(874,411)
Interest Rate Risk	—	(124,342,549)	(13,144,000)	(137,486,549)

Total	$(250,164,355)	$(180,871,402)	$(13,993,720)	$(445,029,477)

International Developed Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$1,037,088,161	$—	$—	$1,037,088,161
Short-Term Investments	453,940	—	—	453,940

Total Investments	1,037,542,101	—	—	1,037,542,101

Total	$1,037,542,101	$—	$—	$1,037,542,101

International Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	1,182,270,444	—	—	1,182,270,444
Short-Term Investments	454,115	—	—	454,115

Total Investments	1,182,724,559	—	—	1,182,724,559

Total	$1,182,724,559	$—	$—	$1,182,724,559

SGM Major Markets Fund
Asset Valuation Inputs
Debt Obligations
U.S. Government	$26,489,682	$—	$—	$26,489,682
Mutual Funds	885,861,600	—	—	885,861,600
Short-Term Investments	389,890,709	—	—	389,890,709

Total Investments	1,302,241,991	—	—	1,302,241,991

Description	Level 1	Level 2	Level 3		Total
SGM Major Markets Fund (continued)
Asset Valuation Inputs (continued)
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$4,800,541	$—		$4,800,541
Futures Contracts
Equity Risk	612,153	3,059,195	—		3,671,348
Interest Rate Risk	1,721,480	—	—		1,721,480
Physical Commodity Contract Risk	2,041,016	—	—		2,041,016

Total	$1,306,616,640	$7,859,736	$—		$1,314,476,376

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(12,132,225)	$—		$(12,132,225)
Futures Contracts
Equity Risk	(2,246,948)	(5,107,250)	—		(7,354,198)
Interest Rate Risk	(2,010,282)	—	—		(2,010,282)
Physical Commodity Contract Risk	(5,151,110)	—	—		(5,151,110)

Total	$(9,408,340)	$(17,239,475)	$—		$(26,647,815)

Special Opportunities Fund
Asset Valuation Inputs
Common Stocks
Canada	$29,181,485	$—	$—		$29,181,485
Germany	—	9,366,500	—		9,366,500
Iceland	—	—	0	**	0 **
Netherlands	33,339,400	—	—		33,339,400
Norway	—	7,555,251	—		7,555,251
Romania	—	27,644,458	—		27,644,458
United States	636,108,681	—	—		636,108,681

TOTAL COMMON STOCKS	698,629,566	44,566,209	—		743,195,775

Rights/Warrants
Argentina	—	3,933,219	—		3,933,219
Canada	38,701	—	—		38,701
United States	8,330,573	—	—		8,330,573

TOTAL RIGHTS/WARRANTS	8,369,274	3,933,219	—		12,302,493

Investment Funds
Romania	—	27,417,526	—		27,417,526

TOTAL INVESTMENT FUNDS	—	27,417,526	—		27,417,526

Debt Obligations
Canada	—	30,718,889	—		30,718,889
Iceland	—	22,029,054	—		22,029,054
Jamaica	—	18,369,475	—		18,369,475
Puerto Rico	—	27,063,845	—		27,063,845
United States	—	23,126,250	—		23,126,250

TOTAL DEBT OBLIGATIONS	—	99,278,459	—		121,307,513

Short-Term Investments	223,912,485	—	—		223,912,485

Total Investments	930,911,325	197,224,467	—		1,128,135,792

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	1,020,241	—		1,020,241
Swap Contracts
Credit Risk	—	592,846	—		592,846

Total	$930,911,325	$198,837,554	$—		$1,129,748,879

Description	Level 1	Level 2	Level 3	Total
Special Opportunities Fund (continued)
Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(84,995)	$—	$(84,995)
Futures Contracts
Physical Commodity Contract Risk	(2,176,401)	—	—	(2,176,401)
Written Options
Equity Risk	(1,664,940)	—	—	(1,664,940)

Total	$(3,841,341)	$(84,995)	$—	$(3,926,336)

Strategic Opportunities Allocation Fund
Asset Valuation Inputs
Mutual Funds	$1,953,570,496	$—	$—	$1,953,570,496
Debt Obligations
Asset-Backed Securities	—	269,155	—	269,155
U.S. Government	—	83,953,922	—	83,953,922

TOTAL DEBT OBLIGATIONS	—	84,223,077	—	84,223,077

Short-Term Investments	507,794	—	—	507,794

Total Investments	1,954,078,290	84,223,077	—	2,038,301,367

Total	$1,954,078,290	$84,223,077	$—	$2,038,301,367

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value. Excludes purchased options, if any, which are included in investments.
**	Represents the interest in securities that were determined to have a value of zero at May 31, 2016.
***	Risk is the correlation between equity risk and foreign currency risk.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.

For all Funds for the period ended May 31, 2016, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 2016	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*	Transfer out of Level 3*	Balances as of May 31, 2016	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of May 31, 2016
Alpha Only Fund
Common Stocks
China	$13,765	$—	$(12,564)	$—	$(3,663)	$2,462	$—	$—	$—	$—

Total	$13,765	$—	$(12,564)	$—	$(3,663)	$2,462	$—	$—	$—	$—

Benchmark-Free Fund
Rights/Warrants
South Korea	$—	$—	$—	$—	$—	$731	$—	$—	$731	$—

Total	$—	$—	$—	$—	$—	$731	$—	$—	$731	$—

Global Asset Allocation Fund
Debt Obligations
Asset-Backed Securities	$500	$—	$0	$1,681	$(55,127)	$52,946	$—	$—	$—	$—

Total	$500	$—	$0	$1,681	$(55,127)	$52,946	$—	$—	$—	$—

Consolidated Implementation Fund
Common Stocks
South Africa	$170	$—	$—	$—	$—	$1	$—	$—	$171	$1
United Kingdom	7,478,801	—	—	—	—	(1,133,162)	—	—	6,345,639	(1,133,162)
Rights/Warrants
United States	911,920	—	—	—	—	(227,980)	—	—	683,940	(227,980)
Debt Obligations
Asset-Backed Securities
United States	1,599	—	—	562	(171,213)	169,052	—	—	—	—
Bank Loans
Denmark	27,420,461	2,077,600	—	726,215	—	837,365	—	—	31,061,641	837,366
United States	52,371,322	—	(143,445)	42,409	3,317	1,362,368	—	—	53,635,971	1,362,368
Purchased Options
United States	32,065,424	—	(16,337,055)	—	(7,009,056)	5,800,825	—	—	14,520,138	5,800,825

Total Investments	$120,249,697	$2,077,600	$(16,480,500)	$769,186	$(7,176,952)	$6,808,469	—	$—	$106,247,500	$6,639,418

Derivatives
Swap Contracts	$(8,456,355)	$—	$—	$—	$—	$(5,056,553)	$—	$—	$(13,512,908)	$(1,931,464)

Total	$111,793,342	$2,077,600	$(16,480,500)	$769,186	$(7,176,952)	$1,751,916	$—	$—	$92,734,592	$4,707,954

*	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.

The net aggregate direct and indirect exposure to investments in securities and/or derivatives using Level 3 inputs and presented on a net basis, which will tend to understate the Funds’ exposure (based on each Fund’s net assets) as of May 31, 2016 were as follows:

Fund Name	Level 3 securities and derivatives
Alpha Only Fund	< 1%
Benchmark-Free Allocation Fund	1%
Benchmark-Free Fund	< 1%
Global Asset Allocation Fund	< 1%
Global Developed Equity Allocation Fund	< 1%
Global Equity Allocation Fund	< 1%
Consolidated Implementation Fund	<1%
International Developed Equity Allocation Fund	< 1%
International Equity Allocation Fund	< 1%
Consolidated SGM Major Markets Fund	—
Consolidated Special Opportunities Fund	< 1%
Strategic Opportunities Allocation Fund	< 1%

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Eastern time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Loan assignments and participations

Certain Funds may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties by corporate, governmental or other borrower. Such “loans” may include bank loans, promissory notes, and loan participations, or in the case of suppliers of goods or services, trade claims or other receivables. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness a Fund has direct recourse against the borrower, it may have to rely on the agent to enforce its rights against the borrower. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and that Fund may have minimal control over the terms of any loan modification. Loan assignments and participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Repurchase agreements

The Funds may enter into repurchase agreements with banks and brokers. Under a repurchase agreement a Fund acquires a security for a relatively short period for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired may be less than the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities.

Reverse repurchase agreements

The Funds may enter into reverse repurchase agreements with banks and brokers to enhance return. Under a reverse repurchase agreement a Fund sells portfolio assets subject to an agreement by that Fund to repurchase the same assets at an agreed upon price and date. A Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result may realize a loss on the transaction if the securities it sold are worth more than the purchase price it originally received from the buyer. Reverse repurchase agreements outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Inflation-indexed bonds

Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The market price of inflation-indexed bonds normally changes when real interest rates change. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rate minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Coupon payments received by a Fund from inflation-indexed bonds are generally included in the Fund’s gross income for the period in which they accrue. In addition, any increase in the principal amount of an inflation-indexed bond is generally included in the Fund’s gross income even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Short sales

Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability. A Fund is obligated to deliver securities at the trade price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. Short sales outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Municipal obligations

Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. Municipal notes are generally used to provide for short-term capital needs, such as to finance working capital needs of municipalities or to provide various interim or construction financing, and generally have maturities of one year or less. Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds have been issued to fund a wide variety of capital projects. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies also may be used to make principal and interest payments on the issuer’s obligations. Municipal obligations at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Trade claims

Certain Funds may purchase trade claims against companies, including companies in bankruptcy or reorganization proceedings. Trade claims generally include claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Such claims are typically unsecured and may be subordinated to other unsecured obligations of a debtor, and generally are subject to defenses of the debtor with respect to the underlying transaction giving rise to the trade claim. Trade claims outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Alpha Only Fund	Benchmark-Free Allocation Fund	Benchmark-Free Fund	Global Asset Allocation Fund	Global Developed Equity Allocation Fund	Global Equity Allocation Fund	Implementation Fund	International Developed Equity Allocation Fund	International Equity Allocation Fund	SGM Major Markets Fund	Special Opportunities Fund	Strategic Opportunities Allocation Fund
Commodities Risk		X	X	X			X			X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X	X
Credit Risk	X	X	X	X	X	X	X	X	X	X	X	X
Currency Risk	X	X	X	X	X	X	X	X	X	X	X	X
Derivatives and Short Sales Risk	X	X	X	X	X	X	X	X	X	X	X	X
Focused Investment Risk	X	X	X	X	X	X	X	X	X	X	X	X
Fund of Funds Risk	X	X	X	X	X	X	X	X	X	X	X	X
Futures Contracts Risk		X	X	X						X		X
Illiquidity Risk	X	X	X	X	X	X	X	X	X	X	X	X
Large Shareholder Risk	X	X	X	X	X	X	X	X	X	X	X	X
Leveraging Risk	X	X	X	X	X	X	X	X	X	X	X	X
Management and Operational Risk	X	X	X	X	X	X	X	X	X	X	X	X
Market Disruption and Geopolitical Risk	X	X	X	X	X	X	X	X	X	X	X	X
Market Risk – Asset-Backed Securities		X	X	X			X			X	X	X
Market Risk – Equities	X	X	X	X	X	X	X	X	X	X	X	X
Market Risk – Fixed Income Investments	X	X	X	X	X	X	X	X	X	X	X	X
Merger Arbitrage Risk		X	X	X			X				X	X
Non-Diversified Funds	X	X	X	X	X	X	X	X	X	X	X	X
Non-U.S. Investment Risk	X	X	X	X	X	X	X	X	X	X	X	X
Small Company Risk	X	X	X	X	X	X	X	X	X		X	X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in underlying funds or in a wholly-owned subsidiary is exposed to the risks to which the underlying funds or wholly-owned subsidiary in which it invests are exposed as well as the risk that the underlying funds or wholly-owned subsidiary will not perform as expected. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through underlying funds or a wholly-owned subsidiary.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• COMMODITIES RISK. Commodity prices can be extremely volatile and are affected by many factors. Exposure to commodities can cause the net asset value of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The value of commodity-related derivatives or indirect investments in commodities may fluctuate more than the commodity, commodities or commodity index to which they relate. See “Derivatives and Short Sales Risk” for a discussion of specific risks of a Fund’s derivatives investments, including commodity-related derivatives.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. In addition, a Fund may suffer losses if a counterparty fails to comply with applicable laws or other requirements. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties with whom they enter into contracts maintain a specific rating by a nationally recognized rating organization. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time during which events may occur that prevent settlement. Counterparty risk also is greater when a Fund has entered into derivatives contracts with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have terms longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required. GMO’s view with respect to a particular counterparty is subject to change. The fact, however, that it changes adversely (whether due to external events or otherwise) does not mean a Fund’s existing transactions with that counterparty will necessarily be terminated or modified. In addition, a Fund may enter into new transactions with a counterparty that GMO no longer considers a desirable counterparty if the transaction is primarily designed to reduce the Fund’s overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lower notional amount or entering into a countervailing trade with the same counterparty).

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives has been and will continue to be affected by new rules and regulations relating to the derivatives market. As described under “Derivatives and Short Sales Risk,” some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the Funds’ ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide governmental authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Funds could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations, or in anticipation of such failure, or the downgrade of the credit rating of the investment. This risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

All fixed income securities are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation, government or government entity, whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the term of a fixed income security. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign debt or quasi-sovereign involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s ability and willingness to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In many cases, the credit risk of a fixed income security is reflected in its credit ratings, and a Fund holding such a security is subject to the risk that the investment’s rating will be downgraded.

Securities issued by the U.S. government historically have presented minimal credit risk. However, events in 2011 led to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a default in the payment of principal or interest on U.S. government securities would decrease, the value of a Fund’s investments and increase the volatility of a Fund’s portfolio.

As described under “Market Risk — Asset-Backed Securities,” asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors, as described under “Market Risk — Asset-Backed Securities”. The obligations of issuers also may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.

A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives and Short Sales Risk” for more information regarding risks associated with the use of credit default swaps.

The extent to which the market price of a fixed income security changes in response to a credit event depends on many factors and can be difficult to predict. For example, even though the effective duration of a long-term floating rate security is very short, an adverse credit event or a change in the perceived creditworthiness of its issuer could cause its market price to decline much more than its effective duration would suggest.

Credit risk is particularly pronounced for below investment grade securities (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade securities have speculative characteristics, often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. Investments in distressed or defaulted or other low quality debt securities generally are considered speculative and may involve substantial risks not normally associated with investments in higher quality securities, including adverse business, financial or economic conditions that lead to payment defaults and insolvency proceedings on the part of their issuers. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments, and a Fund may incur additional expenses to seek recovery. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt security proves incorrect, a Fund may lose a substantial portion or all of its investment or may be required to accept cash or instruments worth less than its original investment. In the event of default of sovereign debt, the Funds may be unable to pursue legal action against the issuer.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value relative to the currency in which the Fund is denominated. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss on both the hedging instrument and the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk.”

Many of the Funds use derivatives to take currency positions that are under- or over-weighted (in some cases significantly) relative to the currency exposure of their portfolios and their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money on both its holdings of a particular currency and the derivative. See also “Non-U.S. Investment Risk.”

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case GMO may decide to purchase U.S. dollars in a parallel market with an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk”).

• DERIVATIVES AND SHORT SALES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that their value may not change as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements, and other OTC contracts. Derivatives may relate to securities, commodities, currencies, currency exchange rates, interest rates, inflation rates, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the cost of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s fundamental fair (or intrinsic) value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs a greater risk of not being able to recover what it is owed if the counterparty defaults. Even when derivatives are required by contract to be collateralized, a Fund typically will not receive the collateral for one or more days after the collateral is required to be posted.

The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, GMO may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk”) and counterparty risk (see “Counterparty Risk”). These derivatives are also subject to documentation risk, which is the risk that ambiguities, inconsistencies or errors in the documentation relating to a derivative transaction may lead to a dispute with the counterparty or unintended investment results. In addition, see “Commodities Risk” for a discussion of risks specific to commodity-related derivatives. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk.”

A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders. In addition, the tax treatment of a Fund’s use of derivatives may be unclear because there is little case or other law interpreting the terms of most derivatives or determining their tax treatment. In addition, the Securities and Exchange Commission (“SEC”) recently proposed a rule under the Investment Company Act of 1940, as amended (the “1940 Act”), regulating the use by registered investment companies of derivatives and many related instruments. That rule, if adopted as proposed, would, among other things, restrict a Fund’s ability to engage in derivatives transactions or so increase the cost of derivatives transactions that a Fund would be unable to implement its investment strategy.

Derivatives Regulation. The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and some other countries) are implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear.

Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements, for example, by requiring that funds provide more margin for their cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member at any time can require termination of an existing cleared derivatives position or an increase in margin requirements above those required at the outset of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member (see “Counterparty Risk”). Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member. Also, such documentation typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks may be more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), the Fund may be unable to execute all components of the package on the swap execution facility. In that case, the Fund would need to trade some components of the package on the swap execution facility and other components in another manner, which could subject the Fund to the risk that some components would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

The U.S. government and the European Union have adopted mandatory minimum margin requirements for bilateral derivatives. GMO expects that the Funds’ transactions will become subject to variation margin requirements under such rules in 2017 and initial margin requirements under such rules in 2020. Such requirements could increase the amount of margin a Fund needs to provide in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Funds, since the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they have historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members, which will take effect when rules imposing mandatory minimum margin requirements on bilateral swaps, as described above, become effective. These rules and regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Options. Some Funds are permitted to write options. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time before the option’s expiration, the writer of an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. (The writer of a European-style option is not subject to this risk because the holder may only exercise the option on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO, and other funds advised by GMO will likely constitute such a group. When applicable, these limits restrict a Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund’s transactions in options, which could increase the taxes payable by shareholders. In particular, a Fund’s options transactions potentially could cause a substantial portion of the Fund’s distributions to consist of amounts taxable to shareholders at ordinary income tax rates. With respect to a Fund that makes extensive use of selling put options on various stock indices (such as Risk Premium Fund), a substantial portion of that Fund’s income could consist of short-term capital gains. See the Funds’ Prospectus and Statement of additional information for more information.

Short Investment Exposure. Some Funds may sell securities or currencies short as part of their investment programs in an attempt to increase their returns or for hedging purposes. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange a security or currency to replace the borrowed security or currency when the security or currency sold short has appreciated in value, thus resulting in a loss to the Fund. Purchasing a security or currency to close out a short position can itself cause the price of the security or currency to rise further, thereby exacerbating any losses. A Fund that sells short a security or currency it does not own also may have to pay borrowing fees to a broker and may be required to pay the broker any dividends or interest it receives on a borrowed security.

A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• FOCUSED INVESTMENT RISK. Funds with investments that are focused in particular countries, regions, sectors, industries or issuers that are subject to the same or similar risk factors and funds with investments whose prices are closely correlated are subject to greater overall risk than funds with investments that are more diversified or whose prices are not as closely correlated.

A Fund that invests in the securities of a small number of issuers has greater exposure to adverse developments affecting those issuers and to a decline in the market price of particular securities than Funds investing in the securities of a larger number of issuers. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically (or related) to a particular geographic region, country (e.g., Taiwan or Japan), or market (e.g., emerging markets), or to sectors within a region, country, or market (e.g., Russian oil) have more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in the value of the currency of one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk.”

• FUND OF FUNDS RISK. Funds that invest in underlying funds (including underlying GMO funds) or in a wholly-owned subsidiary are exposed to the risk that the underlying funds or wholly-owned subsidiary will not perform as expected. The Funds are also indirectly exposed to all of the risks to which the underlying funds or a wholly-owned subsidiary are exposed.

Because a Fund bears the fees and expenses of an underlying fund and the expenses of a wholly-owned subsidiary in which it invests, absent reimbursement, the Fund will incur additional expenses when investing in an underlying fund or wholly-owned subsidiary. In addition, total Fund expenses will increase if a Fund makes a new or further investment in underlying funds with higher fees or expenses than the average fees and expenses of the underlying funds then in the Fund’s portfolio. Because some underlying GMO Funds invest a substantial portion of their assets in other GMO Funds (pursuant to an exemptive order obtained from the SEC), the Asset Allocation Funds have more tiers of investments than funds in many other groups of investment companies and therefore may be subject to greater fund of funds risk. In addition, to the extent a Fund invests in shares of underlying GMO Funds, it is indirectly subject to Large Shareholder Risk because those underlying GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk.”

Investments in ETFs involve the risk that an ETF’s performance may not track the performance of the index the ETF is designed to track. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed in “Derivatives and Short Sales Risk.”

A Fund’s investments in one or more underlying funds or a wholly-owned subsidiary could affect the amount, timing and character of its distributions and could cause the Fund to recognize taxable income in excess of the cash generated by such investments, requiring the Fund in turn to liquidate investments at disadvantageous times to generate cash needed to make required distributions.

• FUTURES CONTRACTS RISK. The risk of loss to a Fund resulting from its use of futures contracts is potentially unlimited. Futures markets are highly volatile and the use of futures contracts may increase the volatility of the Fund’s net asset value. A Fund’s ability to establish and close out positions in futures contracts is subject to the development and maintenance of a liquid secondary market. A liquid secondary market may not exist for any particular futures contract at any particular time and a Fund might be unable to effect closing transactions to terminate its exposure to the contract. In using futures contracts, a Fund is reliant on GMO’s ability to predict market and price movements correctly. The skills needed to use futures contracts successfully are different from those needed for traditional portfolio management. If a Fund uses futures contracts for hedging purposes, it runs the risk of imperfect correlation between changes in the prices of the contracts and changes in the securities, index, or other asset underlying the contracts or movements in the prices of the Fund’s investments that are the subject of the hedge.

A Fund typically will be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. If the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments at disadvantageous times. A Fund may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. For example, in the event of an insolvency of the futures commission merchant, a Fund may not be able to recover all (or any) of the margin it has posted with the futures commission merchant or realize the value of any increase in the price of its positions.

The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures contract. In addition an exchange may impose trading limits on the number of contracts that any person may trade on a particular day. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose sanctions or restrictions. In addition, the Dodd-Frank Wall Street Reform and Consumer Protection Act requires the CFTC to establish speculative position limits on listed futures and economically equivalent OTC derivatives which may adversely affect the market liquidity of the futures contracts, options and economically equivalent derivatives in which a Fund may invest. As a result of such limits, positions held by other GMO clients or by GMO or its affiliates may prevent GMO from taking positions on behalf of a Fund in a particular futures contract or OTC derivative.

Futures contracts traded on markets outside the United States generally are not subject to regulation by the CFTC or other U.S. regulators. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the country in which the exchange is located. Margin and other payments made by a Fund in foreign countries may not have the same protections as payments in the United States. In addition, foreign futures contracts may be less liquid and more volatile than U.S. contracts.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent a Fund’s investments include asset-backed securities, distressed, defaulted or other low quality debt securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float adjusted market capitalizations, or emerging market securities, it is subject to increased illiquidity risk. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. Illiquidity risk also may be greater in times of financial stress. For example, TIPS have experienced periods of greatly reduced liquidity during disruptions in fixed income markets, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

A Fund may buy securities that are less liquid than those in its benchmark.

A Fund’s, and particularly Risk Premium Fund’s, ability to use options as part of its investment program depends on the liquidity of the options market. In addition, that market may not be liquid when a Fund seeks to close out an option position. Also, the hours of trading for options on an exchange may not conform to the hours during which the securities held by s Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for underlying securities that are not immediately reflected in the options markets. If a Fund receives a redemption request and is unable to close out an option it has sold, the Fund may temporarily be leveraged in relation to its assets.

• LARGE SHAREHOLDER RISK. To the extent a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may purchase or sell Fund shares. The Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Additionally, they also potentially limit the use of any capital loss carryforwards and other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization. In addition, to the extent a Fund invests in other GMO Funds subject to large shareholder risk, the Fund is indirectly subject to this risk.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For many Funds, GMO often uses quantitative models as part of its investment process. GMO’s models may not necessarily be predictive of future market events and make simplifying assumptions that can limit their effectiveness. The data on which the models are based is subject to limitations (e.g. inaccuracies, staleness) that could adversely affect a Fund’s performance. The Funds also run the risk that GMO’s assessment of an investment (including a company’s fundamental fair (or intrinsic) value) may be wrong.

GMO relies more heavily on quantitative models in making investment decisions for GMO SGM Major Markets Fund. The usefulness of GMO’s models may be diminished by the faulty incorporation of mathematical models into computer code, by reliance on proprietary and third-party technology that may include errors, omissions, bugs or viruses, and by the retrieval of limited or imperfect data for processing by the model. These risks are present in the ordinary course of business and are more likely to occur when GMO is making changes to its models. Any of these aspects could adversely affect a Fund’s performance.

There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors could prevent a Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide a net asset value (“NAV”) for a Fund or share class on a timely basis. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have contractual limitations on their liability to the Funds for losses resulting from their errors.

The Funds and their service providers (including GMO) are susceptible to cyber-attacks and technological malfunctions that may have effects that are similar to those of a cyber-attack. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release or misappropriation of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent cyber-attacks, such plans and systems are subject to inherent limitations. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events (e.g., wars and terrorism) will disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Funds’ investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of a Fund’s investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trading practices, which could disrupt the orderly functioning of markets or reduce the value of investments traded in them, including investments of the Funds. Instances of fraud and other deceptive practices committed by senior management of certain companies in which a Fund invests may undermine GMO’s due diligence efforts with respect to such companies, and if such fraud is discovered, negatively affect the value of the Fund’s investments. In addition, when discovered, financial fraud may contribute to overall market volatility, which can negatively impact a Fund’s investment program. Financial fraud also may impact the rates or indices underlying a Fund’s investments.

While the U.S. government has always honored its credit obligations, a default by the U.S. government (as has been threatened in recent years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of several European Union countries, as well as the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or leaves the European Union or if the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could adversely affect the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Asset-Backed Securities — Investments in asset-backed securities not only are subject to all of the market risks described under “Market Risk — Fixed Income Investments,” but to other market risks as well.

Asset-backed securities are often exposed to greater risk of severe credit downgrades, illiquidity, and defaults than many other types of fixed income investments. These risks are particularly acute during periods of adverse market conditions, such as those that occurred in 2008. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, and credit-card receivables. They also may be backed by pools of corporate, sovereign or quasi-sovereign bonds, bank loans to corporations, or a combination of bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees payable to service providers.

As described under “Market Risk — Fixed Income Investments,” the market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a variety of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flow generated by the assets backing the securities, as well as the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support and the credit quality of the credit-support provider, if any, and the reliability of various other service providers with access to the payment stream. A problem in any one of these factors can lead to a reduction in the payment stream GMO expected a Fund to receive at the time the Fund purchased the asset-backed security. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. Asset-backed securities backed by sub-prime mortgage loans, in particular, may expose a Fund to significantly greater declines in value due to defaults because sub-prime mortgage loans are typically made to less creditworthy borrowers and thus have a higher risk of default than conventional mortgage loans. The obligations of issuers (and obligors of asset-backed securities) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. As of the date of this report, many asset-backed securities owned by the Funds that were once rated investment grade are now rated below investment grade. See “Credit Risk” for more information about credit risk.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the market prices of asset-backed and other fixed income securities. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market price of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of documentation for underlying assets also may affect the rights of holders of those underlying assets. The insolvency of an entity that generated the assets underlying an asset-backed security is likely to result in a decline in the market price of that security, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the asset-backed security. When interest rates rise, these obligations also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease.

In addition, the existence of insurance on an asset-backed security does not guarantee that the principal and interest will be paid because the insurer could default on its obligations.

The risk of investing in asset-backed securities has increased since the deterioration in worldwide economic and liquidity conditions referred to above because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated. See “Focused Investment Risk” for more information about risks of investing in correlated sectors. A single financial institution may serve as a trustee for many asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on many investments.

Equities — Funds that invest in equities run the risk that the market price of an equity will decline. That decline may be attributable to factors affecting the issuer, such as poor performance by the company’s management or reduced demand for its goods or services, or to factors affecting a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. A decline also may result from general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and their market prices can decline in a rapid or unpredictable manner. If a Fund purchases an equity for less than its fundamental fair (or intrinsic) value as determined by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline due to GMO’s incorrect assessment of the equity’s fundamental fair (or intrinsic) value. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

To the extent a Fund invests in GMO Risk Premium Fund (“Risk Premium Fund”), the Fund is exposed to Risk Premium Fund’s market risk with respect to equities. Because of Risk Premium Fund’s emphasis on selling put options on stock indices, GMO expects its net asset value to decline when those indices decline in value. Also, Risk Premium Fund’s investment strategy of writing put options on stock indices can be expected to cause the Fund to underperform relative to those indices when those markets rise sharply because of the Fund’s lack of exposure to the upside of those markets.

Fixed Income Investments — Funds that invest in fixed income securities (including bonds, notes, bills, synthetic debt instruments, and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities, and sovereign and quasi-sovereign debt instruments, can decline due to uncertainty about their credit quality and the reliability of their payment streams. Some fixed income securities also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income security. When interest rates rise, these securities also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade securities (commonly referred to as “junk bonds”) may be particularly volatile. Often below investment grade securities are subject to greater sensitivity to interest rate and economic changes than higher rated bonds and can be more difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. See “Credit Risk” and “Illiquidity Risk” for more information about these risks.

A risk run by each Fund with a significant investment in fixed income securities is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater for Funds investing in fixed income securities with longer durations. In addition, in managing some Funds, GMO may seek to evaluate potential investments in part by considering the volatility of interest rates. The value of a Fund’s investments may be significantly reduced if GMO’s assessment proves incorrect.

The extent to which a fixed income security’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate securities have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate securities when interest rates rise but outperform them when interest rates decline. Fixed income securities paying no interest, such as zero coupon and principal-only securities, are subject to additional interest rate risk.

The market price of inflation-indexed bonds (including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”)) typically declines during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increases during periods of declining real interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities. Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless GMO waives or reduces its management fees.

Fixed income securities denominated in foreign currencies also are subject to currency risk. See “Currency Risk.”

In response to government intervention, economic or market developments, or other factors, fixed income markets may experience periods of high volatility, reduced liquidity or both. During those periods, a Fund could have unusually high shareholder redemptions, requiring it to generate cash by selling securities when it would otherwise not do so, including at unfavorable prices. Fixed income investments may be difficult to value during such periods. In recent periods, central banks and governmental financial regulators, including the U.S. Federal Reserve, have maintained historically low interest rates by purchasing bonds. Steps to curtail or “taper” such activities and other actions by central banks or regulators (such as intervention in foreign currency markets or currency controls) could have a material adverse effect on the Funds.

• MERGER ARBITRAGE RISK. Some Funds may engage in transactions in which a Fund purchases securities at prices below the value of the consideration GMO expects to be paid for them upon consummation of a proposed merger, exchange offer, tender offer, or other similar transaction (“merger arbitrage transactions”). The purchase price paid by the Fund may substantially exceed the market price of the securities before the announcement of the transaction.

If a Fund engages in a merger arbitrage transaction and that transaction later appears unlikely to be consummated or, in fact, is not consummated or is delayed, the market prices of the securities purchased by the Fund may decline sharply, resulting in losses to the Fund. The risk/reward payout of merger arbitrage strategies typically is asymmetric, as the losses in failed transactions often far exceed the gains in successful transactions. A merger arbitrage transaction can fail for many reasons, including regulatory and antitrust restrictions, political motivations, industry weakness, stock specific events, failed financings, and general market declines.

Merger arbitrage strategies depend for success on the overall volume of merger activity, which has historically been cyclical. When merger activity is low, GMO may be unable to identify enough opportunities to provide sufficient diversification. Merger arbitrage strategies are subject to the risk of overall market movements, and a Fund may experience losses even if a transaction is consummated. A Fund’s investments in derivatives or short sales of securities to hedge or otherwise adjust long or short investment exposure in connection with a merger arbitrage transaction may not perform as GMO expected or may otherwise reduce the Fund’s gains or increase its losses. Also, a Fund may be unable to hedge against market fluctuations or other risks. In addition, a Fund that sells securities short that GMO expects it to receive upon consummation of a transaction but it does not actually receive (and thus has an unintended “naked” short position) may be required to cover its short position at a time when the securities sold short have appreciated in value, thus resulting in a loss.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of relatively few issuers. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

In addition, each of the Funds may invest a portion of its assets in shares of one or more other GMO Funds that are not diversified investment companies under the 1940 Act. Each of the Funds may invest without limitation in other GMO Funds that are not diversified.

The following Funds are not diversified investment companies within the meaning of the 1940 Act:

•	Alpha Only Fund
•	Implementation Fund
•	Special Opportunities Fund
•	SGM Major Markets Fund

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to more risks than Funds that invest only in U.S. securities. Non-U.S. securities markets often include securities of only a small number of companies in a limited number of industries. As a result, the market prices of many of the securities traded on those markets fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments, (ii) transactions in those investments, and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. A Fund’s decision to seek a refund is in its sole discretion, and, particularly in light of the cost involved, it may decide not to seek a refund, even if eligible. The outcome of a Fund’s efforts to obtain a refund may be unpredictable. Accordingly, a refund is not typically reflected in a Fund’s net asset value. Until it is received or until the Fund determines there is a high likelihood the refund will be received. For information on possible special Australian and Singapore tax consequences of an investment in the Funds, see the Funds’ Prospectus and Statement of additional information for more information.

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, other government involvement in the economy or in the affairs of specific companies or industries (including in the case of wholly or partially state-owned enterprises), adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States with respect to brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in foreign currency exchange rates also affect the market value of a Fund’s non-U.S. investments (see “Currency Risk”).

The Funds need a license to invest directly in many non-U.S. securities markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license to invest in a particular market is terminated or suspended, to obtain exposure to that market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of a GMO client could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy or in the affairs of specific companies or industries (including in the case of wholly or partially state-owned enterprises); less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and enforcing legal judgments; and significantly smaller market capitalizations of issuers. In addition, the economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities.

• SMALL COMPANY RISK. Companies with smaller market capitalizations may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, may have inexperienced managers or may depend on a smaller group of key employees as compared to larger companies. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for securities of these companies.

Temporary Defensive Positions. Temporary defensive positions are positions that are inconsistent with a Fund’s principal investment strategies and are taken in attempting to respond to adverse market, economic, political, or other conditions. The Funds (other than Benchmark-Free Allocation Fund, Benchmark-Free Fund, Implementation Fund and SGM Major Markets Fund) normally do not take temporary defensive positions. Benchmark-Free Allocation Fund, Benchmark-Free Fund, Implementation Fund and SGM Major Markets Fund may take temporary defensive positions if deemed prudent by GMO.

To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Derivative financial instruments

At May 31, 2016, only Alpha Only Fund, Benchmark-Free Fund, Implementation Fund, SGM Major Markets Fund and Special Opportunities Fund held derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments. The derivative information provided below only pertains to direct investments made by Alpha Only Fund, Benchmark-Free Fund, Implementation Fund, SGM Major Markets Fund and Special Opportunities Fund (or their wholly-owned subsidiary).

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

Use of Derivatives by Alpha Only Fund and Special Opportunities Fund

Alpha Only Fund’s investment program involves having both long and short investment exposures. Alpha Only Fund seeks to construct a portfolio in which it has long investment exposure to asset classes and sub-asset classes that GMO expects will outperform relative to the asset classes and sub-asset classes to which it has short investment exposure.

The Funds may use derivatives to gain long investment exposure to securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts, and options) to gain exposure to a given currency. In addition, Special Opportunities Fund may use derivatives to gain investment exposure to commodities, including the use of exchange-traded futures and foreign exchange contracts to gain exposure to a range of global equity, bond, currency, and commodity markets.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies (and in the case of Special Opportunities Fund, commodities) without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and GMO believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which its equities are traded.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

Special Opportunities Fund may have investment exposures in excess of its net assets (i.e., it may be leveraged). Alpha Only Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, Alpha Only Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. Alpha Only Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

A Fund’s foreign currency exposure may differ significantly from the currencies in which its equities are traded.

Use of Derivatives by Benchmark-Free Fund and Implementation Fund

The Funds may use derivatives to gain long investment exposure to securities, commodities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use exchange-traded futures and forward foreign exchange contracts to gain exposure to a range of global equity, bond, currency, and commodity markets and may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives such as futures, related options, and swap contracts, in an attempt to reduce its investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency. Implementation Fund uses exchange-traded futures and forward contracts as an integral part of its investment program.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to individual commodities, various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of a certain type of security or commodity and GMO believes that another security or commodity will outperform such security or commodity, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of those stocks) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). Long and short swap contracts and contracts for differences also may be used for these purposes. Derivatives used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased. In adjusting investment exposures, each Fund also may use currency derivatives, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio. Each Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

Each of the Funds is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of their derivative positions, the Funds may have gross investment exposures in excess of their net assets (i.e., the Funds may be leveraged) and therefore are subject to heightened risk of loss. Each Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Use of Derivatives by SGM Major Markets Fund

The Fund invests in a range of global equity, bond, currency, and commodity markets using exchange traded futures and forward non-U.S. exchange contracts as well as making other investments.

The Fund may use derivatives to gain long and/or short investment exposure to global equities, bonds, currencies, commodities, or other assets. In particular, the Fund may use exchange traded futures and forward foreign exchange contracts to gain exposure to a range of global equity, bond, currency, and commodity markets. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to adjust its investment exposures. For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Fund may use derivatives, such as futures, related options, and swap contracts, in an attempt to adjust elements of its investment exposures to individual commodities, various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of a certain type of security or commodity and GMO believes that another security or commodity will outperform such security or commodity, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). Long and short swap contracts and contracts for differences also may be used for these purposes. Derivatives used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased. In addition, the Fund may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which its equities are traded.

The Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

*                *                 *

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the period ended May 31, 2016, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Alpha Only Fund	Benchmark- Free Fund	Consolidated Implementation Fund*	Consolidated SGM Major Market Fund**	Consolidated Special Opportunities Fund***
Forward currency contracts
Adjust currency exchange rate risk				X
Adjust exposure to foreign currencies	X	X	X	X	X
Manage against anticipated currency exchange rate changes			X
Futures contracts
Adjust exposure to certain securities markets		X	X	X
Maintain the diversity and liquidity of the portfolio		X	X	X
Hedge some or all of the broad market exposure of the underlying Funds and/or assets in which the Fund invests	X
Adjust interest rate exposure			X	X
Substitute for direct investment				X	X
Options (Purchased)
Substitute for direct equity investment			X
Adjust currency exchange rate risk			X
Adjust exposure to foreign currencies			X
Adjust interest rate exposure			X
Options (Written)
Substitute for direct equity investment			X		X
Adjust currency exchange rate risk			X
Adjust exposure to foreign currencies			X
Adjust interest rate exposure			X
Swap contracts
Adjust interest rate exposure			X
Adjust exposure to foreign currencies			X
Substitute for direct investment in securities		X	X
Achieve exposure to a reference entity’s credit			X		X
Rights and/or warrants
Received as a result of corporate actions	X	X	X		X

*	Includes Implementation SPC Ltd., which is a 100% owned subsidiary of GMO Implementation Fund
**	Certain derivatives are held by SGM Major Market Fund’s wholly-owned subsidiary.
***	Certain derivatives are held by Special Opportunities Fund’s wholly-owned subsidiary.

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market price of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was settled.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a

Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. “Quanto” options are cash-settled options in which the underlying asset (often an index) is denominated in a currency other than the currency in which the option is settled. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

For the period ended May 31, 2016, investment activity in options contracts written by the Funds was as follows:

	Puts			Calls

	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Consolidated Implementation Fund
Outstanding, beginning of period	66,117,704	4,296	$3,619,425	2,530,576,425	7,337	$97,090,157
Options written	—	14,972	1,933,231	364,398,000	38,102	18,813,148
Options bought back	—	(13,528)	(1,041,464)	(2,618,058,000)	—	(96,233,811)
Options expired	(33,056,704)	(4,296)	(1,501,099)	4,575	(7,337)	(335,581)
Options exercised	—	—	—	—	—	—

Outstanding, end of period	33,061,000	1,444	$3,010,093	276,921,000	38,102	$19,333,913

Consolidated Special Opportunities Fund
Outstanding, beginning of period	—	430	$419,205	—	—	$—
Options written	—	3,110	2,535,281	—	—	—
Options bought back	—	—	—	—	—	—
Options expired	—	(430)	(419,205)	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	—	3,110	$2,535,281	—	—	$—

In a credit linked option contract, one party makes payments to another party in exchange for the option to exercise a contract where the buyer has the right to receive a specified return if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities and a specified decrease in the value of the related collateral occurs. A writer of a credit linked option receives periodic payments in return for its obligation to pay an agreed-upon value to the other party if they exercise their option in the case of a credit event. If no credit event occurs, the seller has no payment obligation and will keep the premiums received.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using industry models and inputs provided by primary pricing sources.

Swap contracts

The Funds may directly or indirectly use various swap contracts, including, without limitation, swaps on securities and securities indices, total return swaps, interest rate swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, municipal swaps, dividend swaps, volatility swaps, correlation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal). Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

Inflation swaps involve the exchange of a floating rate linked to an index for a fixed rate interest payment with respect to a notional amount or principal.

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Correlation swaps involve receiving a stream of payments based on the actual average correlation between or among the price movements of two or more underlying variables over a period of time, in exchange for making a regular stream of payments based on a fixed “strike” correlation level (or vice versa), where both payment streams are based on a notional amount. The underlying variables may include, without limitation, commodity prices, exchange rates, interest rates and stock indices.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Forward starting dividend swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive the changes in a dividend index point. The Fund gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if the Fund took a long position on a dividend index swap, the Fund would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

Future swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive the changes in an index. A Fund gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the index based on a notional amount. For example, if a Fund took a long position on a future swap, the Fund would receive payments if the relevant index increased in value and would be obligated to pay if that index decreased in value.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure as of May 31, 2016:

The risks referenced in the tables below are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Inflation Contracts	Interest Rate Contracts	Other Contracts	Total
Alpha Only Fund
Asset:
Investments, at value (rights and/or warrants)	$—	$—	$4,225	$—	$—	$—	$—	$4,225

Total	$—	$—	$4,225	$—	$—	$—	$—	$4,225

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(108,542)	$—	$—	$—	$(108,542)
Unrealized Depreciation on Futures Contracts	—	—	(14,394,829)	—	—	—	—	(14,394,829)

Total	$—	$—	$(14,394,829)	$(108,542)	$—	$—	$—	$(14,503,371)

Benchmark-Free Fund
Asset:
Investments, at value (rights and/or warrants)	$—	$—	$6,153	$—	$—	$—	$—	$6,153
Unrealized Appreciation on Forward Currency Contracts	—	—	—	5,275,971	—	—	—	5,275,971

Total	$—	$—	$6,153	$5,275,971	$—	$—	$—	$5,282,124

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Inflation Contracts	Interest Rate Contracts	Other Contracts	Total
Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(4,819)	$—	$—	$—	$(4,819)

Total	$—	$—	$—	$(4,819)	$—	$—	$—	$(4,819)

Consolidated Implementation Fund
Asset:
Investments, at value (rights and/or warrants)	$—	$—	$1,020,974	$—	$—	$—	$—	$1,020,974
Investments, at value (purchased options)	—	—	16,953,020	—	—	28,908,709	—	45,861,729
Unrealized Appreciation on Forward Currency Contracts	—	—	—	22,567,160	—	—	—	22,567,160
Unrealized Appreciation on Swap Contracts	10,071,951		2,548			195,369,835		205,444,334

Total	$10,071,951	$—	$17,976,542	$22,567,160	$—	$224,278,544	$—	$274,894,197

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(11,509,025)	$—	$—	$—	$(11,509,025)
Unrealized Depreciation on Futures Contracts*	—	—	—	—	—	(23,399)	—	(23,399)
Written Options, at value	—	—	(2,386,154)	—	—	(16,186,813)	—	(18,572,967)
Unrealized Depreciation on Swap Contracts	(48,165)	—	(874,411)	—	—	(137,486,549)	—	(138,409,125)

Total	$(48,165)	$—	$(3,260,565)	$(11,509,025)	$—	$(153,696,761)	$—	$(168,514,516)

Consolidated SGM Major Markets Fund
Asset:
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$—	$4,800,541	$—	$—	$—	$4,800,541
Unrealized Appreciation on Futures Contracts*	—	2,041,016	3,671,348	—	—	1,721,480	—	7,433,844

Total	$—	$2,041,016	$3,671,348	$4,800,541	$—	$1,721,480	$—	$12,234,385

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(12,132,225)	$—	$—	$—	$(12,132,225)
Unrealized Depreciation on Futures Contracts*	—	(5,151,110)	(7,354,198)	—	—	(2,010,282)	—	(14,515,590)

Total	$—	$(5,151,110)	$(7,354,198)	$(12,132,225)	$—	$(2,010,282)	$—	$(26,647,815)

Consolidated Special Opportunities Fund
Asset:
Investments, at value (rights and/or warrants)	$—	$—	$8,369,274	$—	$—	$—	$3,933,219	$12,302,493
Unrealized Appreciation on Forward Currency Contracts	—	—	—	1,020,241	—	—	—	1,020,241
Unrealized Appreciation on Swap Contracts	592,846	—	—	—	—	—	—	592,846

Total	$592,846	$—	$8,369,274	$1,020,241	$—	$—	$3,933,219	$13,915,580

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(84,995)	$—	$—	$—	$(84,995)
Unrealized Depreciation on Futures Contracts*	—	(2,176,401)	—	—	—	—	—	(2,176,401)
Written Options, at value	—	—	(1,664,940)	—	—	—	—	(1,664,940)

Total	$—	$(2,176,401)	$(1,664,940)	$(84,995)	$—	$—	$—	$(3,926,336)

Subsequent events

In June 2016, the Board of Trustees of GMO Trust approved a reverse stock split for Global Asset Allocation Fund, Global Equity Allocation Fund and International Equity Allocation Fund of one new share for every three current shares. The reverse splits were effective for shareholders of record after the close of the NYSE on July 14, 2016. Transactions in shares were effected at the relevant class’s post-split price starting July 15, 2016. The ticker symbols and cusips for the share classes did not change.

The reverse splits reduced the number of shares outstanding for the share classes, and resulted in a proportionate increase in the price per share of each share class. The reverse splits did not change the value of a shareholder’s investment. Every three pre-split shares held by a shareholder resulted in the receipt of one post-split share, which is priced three times higher than the pre-split shares.

As of June 30, 2016, the below Funds instituted updated purchase premiums and redemption fees as follows:

	Benchmark- Free Allocation Fund	Benchmark- Free Fund	Global Asset Allocation Fund	Global Equity Allocation Fund	International Equity Allocation Fund	Strategic Opportunities Allocation Fund
Purchase Premium	0.20%	0.25%	0.15%	0.18%	0.25%	0.20%
Redemption Fee	0.20%	0.25%	0.15%	0.18%	0.25%	0.20%

Effective June 3, 2016, as part of a transition plan, Sam Wilderman is reducing his involvement in the day-to-day management of the funds managed by GMO’s Asset Allocation and Developed Fixed Income Teams (as set forth in the prospectus) through December 31, 2016, after which he will no longer serve as Co-Head of the Asset Allocation and Developed Fixed Income Teams or be involved in the portfolio management of the funds for which the Asset Allocation and Developed Fixed Income Teams have primary responsibility (as set forth in the prospectus).

For additional information regarding the Funds, please see the Funds’ most recent annual or semiannual shareholder report available on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

Item 2. Controls and Procedures.

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have concluded as of a date within 90 days of the filing of this report, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-Q is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications by the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as EX- 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) GMO Trust

By (Signature and Title):	/s/ Sheppard N. Burnett
Sheppard N. Burnett, Chief Executive Officer

Date: July 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Sheppard N. Burnett
Sheppard N. Burnett, Principal Executive Officer

Date: July 27, 2016

By (Signature and Title):	/s/ Carly Cushman
Carly Cushman, Principal Financial Officer

Date: July 27, 2016